 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04878

SEI Institutional Managed Trust

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: September 30, 2023

Date of reporting period: September 30, 2023

Item 1.	Reports to Stockholders.

September 30, 2023

ANNUAL REPORT

SEI Institutional Managed Trust

❯	Large Cap Fund

❯	Large Cap Value Fund

❯	Large Cap Growth Fund

❯	Large Cap Index Fund

❯	Tax-Managed Large Cap Fund

❯	S&P 500 Index Fund

❯	Small Cap Fund

❯	Small Cap Value Fund

❯	Small Cap Growth Fund

❯	Tax-Managed Small/Mid Cap Fund

❯	Mid-Cap Fund

❯	U.S. Managed Volatility Fund

❯	Global Managed Volatility Fund

❯	Tax-Managed Managed Volatility Fund

❯	Tax-Managed International Managed Volatility Fund
❯	Real Estate Fund

❯	Core Fixed Income Fund

❯	High Yield Bond Fund

❯	Conservative Income Fund

❯	Tax-Free Conservative Income Fund

❯	Real Return Fund

❯	Dynamic Asset Allocation Fund

❯	Multi-Strategy Alternative Fund

❯	Liquid Alternative Fund

❯	Multi-Asset Accumulation Fund

❯	Multi-Asset Income Fund

❯	Multi-Asset Inflation Managed Fund

❯	Multi-Asset Capital Stability Fund

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	8
Schedules of Investments	66
Glossary	357
Statements of Assets and Liabilities/Consolidated Statements of Assets and Liabilities	358
Statements of Operations/Consolidated Statements of Operations	370
Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets	376
Consolidated Statement of Cash Flows	384
Financial Highlights/Consolidated Financial Highlights	385
Notes to Financial Statements/ Notes to Consolidated Financial Statements	398
Report of Independent Registered Public Accounting Firm	444
Trustees and Officers of the Trust	446
Disclosure of Fund Expenses	450
Review of the Liquidity Risk Management Program	453
Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreement	454
Notice to Shareholders	457

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

September 30, 2023 (Unaudited)

To Our Shareholders

During the one-year reporting period ending September 30, 2023, global financial markets gyrated in response to concerns about central bank monetary policy, the strength of the global economy, a crisis in the U.S. regional banking sector, the politically charged U.S. debt-ceiling standoff, and the implications of a higher-for-longer interest-rate environment.

The U.S. equity market experienced numerous periods of volatility as the Federal Reserve (Fed) maintained its interest rate-hiking cycle for much of the reporting period in an effort to tame rising inflation. Headline inflation, as measured by the U.S. consumer-price index (CPI), decelerated during the reporting period. The Fed raised the federal-funds rate in six increments totaling 225 basis points (2.25%) to a range of 5.25% to 5.50% during the reporting period. These included a 25-basis point increase following the central bank meeting in July 2023, which was sandwiched between pauses in its rate-hiking cycle in June and September.

In a statement announcing the pause in September, the Federal Open Market Committee (FOMC) reiterated its commitment to bringing inflation down to its 2% target rate and cautioned that “tighter credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation. The extent of these effects remains uncertain.” The Fed members also commented that it “would be prepared to adjust the stance of monetary policy as appropriate if risks emerge that could impede the attainment of the Committee’s goals.” The Fed’s so-called dot plot of economic projections indicated a median federal-funds rate of 5.6% at the end of 2023, unchanged from its previous estimate issued in June, implying that the central bank could opt for an additional 25-basis point increase at one of its two remaining policy meetings in 2023.

In early March 2023, the financial markets’ focus turned to the banking sector as two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB after the California Department of Financial Protection and Innovation– which oversees the operations of state-licensed financial institutions, including banks and credit unions–closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators in mid-March, were closely aligned with the highly speculative cryptocurrency industry. In early May, U.S. regulators took control of California-based First Republic Bank. The California Department of Financial Protection and Innovation issued a statement announcing that it had taken over the bank and appointed the FDIC as receiver. The FDIC subsequently announced that it had accepted J.P. Morgan Chase Bank’s bid to “assume all deposits, including all uninsured deposits, and substantially all assets of First Republic Bank."

The administration of President Joe Biden and the Republican Party majority in the U.S. House of Representatives engaged in a heated debate about raising the U.S. government’s $31.4 trillion debt ceiling for much of the first half of 2023. The debt ceiling comprises the total amount of money that the U.S. government is authorized to borrow to meet its existing legal obligations, including Social Security and Medicare benefits, military salaries, interest on the national debt, tax refunds, and other payments. U.S. Treasury Secretary Janet Yellen had warned that the U.S. would no longer be able to meet its financial obligations as of early June. After numerous one-on-one discussions, Biden and Kevin McCarthy, who had been elected Speaker of the House of Representatives after the Republicans secured a majority in the lower house of Congress following the national election in November 2022, reached an agreement on the debt ceiling during the last week of May. Both the U.S. House of Representatives and the Senate passed the legislation–the Fiscal Responsibility Act–by wide margins, with strong support from Republicans and Democrats. The bill suspended the debt ceiling through January 1, 2025; maintains non-military spending close to current levels for the 2024 fiscal year, which was to begin in October; and implements a 1% cap on increases in non-military spending for the 2025 fiscal year. The fast-track approval of the legislation enabled the government to avoid a potential default on its debt.

Despite the budget agreement, credit-rating agency Fitch Ratings downgraded U.S. debt one notch from AAA—the agency’s highest credit rating—to AA+ with a stable outlook. In a news release announcing the downgrade, Fitch cited “expected fiscal deterioration over the next three years, a high and growing general government debt burden, and the erosion of governance relative to 'AA' and 'AAA' rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The agency also expressed its view that, despite June’s bipartisan agreement

SEI Institutional Managed Trust

LETTER TO SHAREHOLDERS (Continued)

September 30, 2023 (Unaudited)

on the government’s debt ceiling, there has been “a steady deterioration in standards of governance over the last 20 years, including on fiscal and debt matters.”

At the end of the reporting period on September 30, Congress again avoided a shutdown of the federal government, agreeing on a bipartisan stopgap bill to fund the government through mid-November. The House of Representatives voted 335-91 in support of the agreement, while the Senate, where the Democratic Party holds a slim majority, approved the measure by a vote of 88-9. The bill included, among other appropriations, $16 billion for disaster relief, but provided no additional financial aid for Ukraine for its ongoing conflict with Russia. Leaders of both political parties indicated that they would propose separate legislation authorizing more assistance to Ukraine.

Geopolitical events

The ongoing Russia-Ukraine war dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, traveled to Washington, D.C., to address a joint session of the U.S. Congress in late December 2022, in an effort to secure additional financial aid from the U.S. and its allies. President Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced trip to Ukraine to meet with President Volodymyr Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration criticised the plan as “the ratification of Russian conquest” as it proposed a ceasefire that would recognize Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

The Wagner Group, a Russian paramilitary organization, began to retreat from the city of Bakhmut, Ukraine, in late May. The mercenaries were scheduled to complete their retreat by the beginning of June, and would be replaced by regular Russian troops. The Wagner Group had been fighting in Bakhmut since the summer of 2022. The withdrawal from the city occurred after the group’s leader, Yevgeny Prigozhin, claimed that Russian Defense Minister Sergei Shoigu and Valery Gerasimov, Chief of the General Staff, had intentionally withheld ammunition from Wagner Group fighters. In late June, the Wagner Group organized a short-lived mutiny against Russian President Vladimir Putin’s regime. The group occupied Rostov-On-Don in southern Russia, a significant command center for the Russian government’s invasion of Ukraine. Prigozhin, agreed to be exiled to Belarus, and the mercenaries retreated from Rostov-On-Don. Prigozhin and nine other passengers later died in an airplane crash near Moscow on August 24, raising questions about the circumstances surrounding his death.

Late in the reporting period, China, the world’s second-largest economy, experienced relatively weak credit growth, a downturn in exports, and a year-over-year decline in consumer prices. Lower demand for goods and services from Chinese consumers could have a negative impact on other countries’ exports of iron ore, crude oil, factory equipment, and luxury goods into the country. A large property developer filed for protection under Chapter 15 of the U.S. bankruptcy code, which safeguards non-U.S. companies that are undergoing debt restructurings from creditors seeking to sue the firms or to freeze their assets in the U.S. Additionally, in contrast to inflationary worries in most global economies, there were concerns regarding a bout of deflation in China. According to the National Bureau of Statistics of China, the country’s producer-price index (PPI), which tracks the average change over time in selling prices received by domestic producers of manufactured goods, was down 3.0% year-over-year in August— the eleventh consecutive month-over-month decline. Prices for the mining, raw materials, and processing industries fell by 9.0%, 4.0%, and 3.1%, respectively, during the previous 12-month period.

Economic performance

U.S. inflation cooled during the reporting period. According to the Department of Labor, the U.S. consumer-price index (CPI) fell from an annual rate of 7.7% in September 2022, to 3.7% in August 2023. The most recent inflation data indicated that the CPI increased 0.6% month-over-month in August. However, the 4.3% annual increase in core inflation, as measured by the CPI for all items less food and energy, represented a 0.4- percentage point decline from the 4.7% year-over-year upturn in July. Core inflation rose 0.3% month-over-month in August, following a 0.2-percentage point uptick in July. The government noted that more than half of the month-over-month increase in the overall CPI was attributable to higher

SEI Institutional Managed Trust

gasoline prices, which climbed 10.6% in August. Housing costs also contributed to the upturn in inflation for the month. Food prices rose 0.2% in August, matching the previous month’s increase.

According to the third estimate from the Department of Commerce, U.S. gross domestic product (GDP) grew at an annualized rate of 2.1% in the second quarter of 2023, unchanged from the government’s second estimate released in August, and down 0.1 percentage point from the 2.2% rise in the first three months of the year. The largest increases for the second quarter were in nonresidential fixed investment (purchases of both nonresidential structures and equipment and software), consumer spending, and state and local government spending. These gains offset reductions in exports and residential fixed investment (purchases of private residential structures and residential equipment that property owners use for rentals). The marginal decline in the GDP growth rate for the second quarter compared to the first three months of the year was due to slowdowns in consumer and federal government spending, as well as a decrease in exports.

The Office for National Statistics reported that consumer prices in the U.K. rose 0.4% month-over-month in August (the most recent reporting period)—up sharply from the 0.3% decrease in July. Inflation advanced 6.3% over the previous 12-month period, down marginally from the 6.4% annual upturn in July. Prices for alcohol and tobacco, along with clothing and footwear, were the largest contributors to the rise in inflation in August, while food and alcoholic beverages, and alcohol and tobacco posted the most notable price increases over the previous 12-month period. Core inflation, which excludes volatile food prices, rose at an annual rate of 5.9% in August, down from the 6.4% rise in July.

Eurostat pegged the inflation rate for the eurozone at 4.3% for the 12-month period ending in September 2023, down 0.9 percentage point from the 5.2% annual increase in August. Prices for food, alcohol and tobacco rose 8.8% in September, but the pace of acceleration slowed from the 9.7% annual rate for the previous month. Energy prices fell 4.7% year-over-year, following a 3.3% decline in August. Core inflation, which excludes volatile energy and food prices, rose at an annual rate of 4.5% in September, down 0.8 percentage point from August.

Market developments

Global equity markets garnered positive returns despite periods of volatility over the reporting period. Developed markets significantly outperformed their emerging-market counterparts, though both asset classes posted double-digit gains. The Nordic countries garnered the highest returns among developed markets for the reporting period, attributable mainly to robust performance in Denmark. Despite posting a double-digit gain during the period, the Pacific ex Japan region was the primary underperformer due to weakness in Hong Kong. Eastern Europe was the top-performing region within the emerging markets for the reporting period due to notable strength in Hungary, Greece, and Poland. Conversely, the Gulf Cooperating Council (GCC) countries (Saudi Arabia, United Arab Emirates, Qatar, Kuwait, and Oman) were the most notable laggards among the emerging markets for the period.

Global fixed-income assets ended the reporting period in positive territory, with the Bloomberg Global Aggregate Bond Index returning 2.24% in U.S. dollar terms. High-yield bonds, which posted double-digit returns, and emerging-market debt were the strongest performers. Both asset classes outperformed global corporate and government bonds. Over the reporting period, rates rose significantly across all maturities of the U.S. Treasury yield curve. The yield on the 10-year U.S. Treasury note ended the one-year reporting period up 76 basis points (0.76%) to 4.59%, while the 2-year yield rose 81 basis points to 5.03%. Bond prices fall as interest rates rise. The spread between 10- and 2-year notes widened from -0.39 to -0.44 basis points over the reporting period. The yield curve remained inverted, with yields on shorter-term bonds exceeding those on longer-dated securities. In an unusual move, yields on the 1-, 2- and 3-month Treasury bills climbed by corresponding margins of 276, 240 and 222 basis points to 5.55%, 5.60%, and 5.55% during the period. The significant upturn in ultra-short-term bond yields reflected expectations for rates to remain higher for longer; longer-term bond yields showed signs of concerns regarding how monetary tightening might have a negative impact on economic growth.

Global commodity prices, as measured by the Bloomberg Commodity Total Return Index, dipped 1.30% in U.S. dollar terms during the reporting period. However, gold prices rallied and ended the period in positive territory as the U.S. dollar weakened (gold prices move inversely to the U.S. dollar) and the Fed began to slow the pace of its interest-rate hikes. Prices for West Texas Intermediate crude oil and Brent crude oil declined during much of first nine months of the reporting period before rallying sharply in the summer of 2023 on expectations that production output cuts from the Organization of the Petroleum Exporting Countries (OPEC) and Russia would continue through the end of the year. Wheat prices moved lower over the period, hampered by Russia’s shipments of large quantities of cheaply priced grain. The New York Mercantile Exchange (NYMEX) natural gas price tumbled more than 50% over the reporting period. The downturn was attributable

SEI Institutional Managed Trust

LETTER TO SHAREHOLDERS (Continued)

September 30, 2023 (Unaudited)

mainly to a steep decline in late 2022 and early 2023, as an unusually mild winter in the U.S. continued to weigh on demand during the home-heating season.

Our view

While predictions of a downturn in business activity during 2023 have been widely held since the end of last year, the U.S. economy has mostly surprised to the upside. Recession calls are now in the minority, with the latest plane analogy going from “hard landing” to “soft landing,” and even to “no landing.” Strong July results for retail sales, services consumption, industrial production, and housing starts resulted in the inflation-adjusted gross domestic product reaching an annualized 5.9% rate of gain in August. We do not believe this trend is sustainable. Although the consensus has swung away from this view, there is a reasonable probability of a recession in 2024.

Other major economies outside the U.S. are showing signs of weakness, despite advances during the first half of this year. Germany is already in recession and the U.K. may not be far behind. In these developed economies, businesses and consumers alike are feeling pressure from rising interest rates and persistent core inflation.

Hopes that China’s economy would offset slowing growth elsewhere have proven to be elusive. Although Chinese domestic travel and services consumption experienced a post-COVID-19 bounce, the economic data have been mostly disappointing. Consumer sentiment remains extremely depressed, with the latest quarterly reading showing a partial reversal of the early 2023 post-lockdown bounce. Chinese consumers and financial market participants appear largely unimpressed with the government’s efforts, both fiscal and monetary, to turn the economy around.

Inflation continues to fall as COVID-19-era supply-chain disruptions abate. However, it is SEI’s strong conviction that there has been a regime change when it comes to long-run inflation, and that it will run sustainably higher in the U.S. than the Federal Reserve’s (Fed) 2% target. Structurally tight labor markets, the shifting of global supply chains away from China, higher financing costs, the disruptions caused by the transition to a carbon-neutral regime, and a likely boost in corporate tax rates in the years ahead suggest to us that an inflation rate over 3% is more likely than one under 2%.

The Fed’s rate-hiking cycle is nearing an end, but this does not mean that the federal-funds rate will be moving lower anytime soon. We believe there could be one more interest-rate increase from the Fed, but as labor-market pressures ease, even this appears increasingly unlikely. The latest Federal Open Market Committee projections indicate an intention to keep the federal-funds rate higher for longer. In our view, it is unlikely the central bank will begin cutting rates before the second half of 2024.

Other major central banks are in similar positions. Given Europe’s stubborn inflation and lower policy-rate stance, the European Central Bank may raise its key interest rate once or twice more this cycle. The U.K. is closest to a wage-price spiral, which may force the Bank of England to implement a monetary policy that is tighter than it would prefer. Meanwhile, the Bank of Japan is under increasing pressure to start raising its policy interest rate in order to firm up the yen.

Bond yields have risen despite lower inflation rates. We believe markets are responding to the increase in government debt issuance at a time when central banks are adding to supply pressures via quantitative tightening (i.e., selling bonds out of their portfolios).

SEI expects bond yields to remain elevated as investors adjust their expectations regarding the probability of higher-for-longer central bank interest-rate policy. We also believe that the term premium (the excess yield required to offset the additional risk in longer-dated bonds) will turn positive as investors demand compensation for taking on a greater level of uncertainty around future interest-rate risk.

SEI Institutional Managed Trust

Equity markets have entered a corrective phase. U.S. large-capitalization stocks are expected to trade in a broad range, with the S&P 500 Index currently closer to the upper end of this range. Growth companies with high price-to-earnings ratios are vulnerable to rising bond yields, and more cyclical and economically sensitive names within this cohort could face pressure from declining profit margins.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Institutional Managed Trust

LETTER TO SHAREHOLDERS (Concluded)

September 30, 2023 (Unaudited)

Index Definitions

Bloomberg 1-3 Year U.S. Government/Credit Index: includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

Bloomberg 1-5 Year U.S. TIPS Index: represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

Bloomberg Commodity Index: is a broadly diversified index that allows investors to track commodity futures through a single, simple measure.

Bloomberg Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg Long A+ US Credit Index: measures the performance of the U.S. corporate and a non-corporate component with maturities of 10 years and greater that includes foreign agencies, sovereigns, supranationals, and local authorities.

Bloomberg U.S. Aggregate Bond Index: The Bloomberg U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Bloomberg US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA U.S. 3-Month Treasury Bill Index: measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

ICE BofA U.S. High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

ICE BofA USD 3-Month Deposit Offered Rate Constant Maturity Index: is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI EAFE Index: is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets.

Russell 1000® Growth Index: measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 1000® Value Index: measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

SEI Institutional Managed Trust

Russell 2000® Growth Index: measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

Russell 2000® Index: The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Russell 2000® Value Index: measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500® Index: measures the performance of the 2,500 smallest companies in the Russell 3000® Index. This index is market cap-weighted and includes only common stocks incorporated in the U.S. and its territories.

Russell 3000® Index: measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell Midcap® Index: measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000® companies.

S&P 500 Index: is an unmanaged, market-weighted index that consists of approximately 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

Wilshire U.S. Real Estate Securities Index: is a broad measure of the performance of publicly traded U.S. real estate securities, such as REITs and REOCs. The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Wilshire U.S. Real Estate Securities Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Large Cap Fund

I. Objective

The Large Cap Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: Brandywine Global Investment Management, LLC (Brandywine), Ceredex Value Advisors LLC (Ceredex), Coho Partners, Ltd. (Coho), Fred Alger Management, LLC (Alger), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 18.19%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned 21.19%.

IV. Performance Discussion

The ongoing war in Ukraine, inflation, and rising interest rates were ever present during the 12-month reporting period, but the U.S. equity market rebounded, as noted in the shareholder letter. The gains were led by mega-cap growth stocks spurred by optimism about artificial intelligence (AI). In the middle of the reporting period, significant concerns arose about the stability of the U.S. banking system as the market was shaken by the failures of Silicon Valley Bank and Signature Bank. Large-cap value and mid-cap stocks lagged relative to their large-cap growth counterparts.

Within the U.S. large-cap segment of the market, information technology, communication services, and energy were the strongest-performing sectors for the period. The poor performance of bank stocks caused the financials sector to lag the overall market. The weakest performers were traditional low-beta sectors such as utilities, real estate, and consumer staples. In some cases, investors had owned low-beta stocks for income from dividends, but rising interest rates made other sources of income available to them. Overall, leadership emanated from more cyclical segments of the market despite the concerns that a U.S. economic recession could be on the horizon.

The Fund’s overweight allocation to the energy sector and underweights to the utilities and real estate sectors benefited performance during the reporting period. However, underweights to the information technology and communication services sectors weighed on the Fund’s performance relative to the benchmark Russell 1000® Index. Overweight allocations to the consumer staples, health care, and financials sectors also detracted from Fund performance. Security selection within the industrials sector bolstered Fund performance for the reporting period, but was a detractor within the financials sector. Overall, the Fund’s value tilt and lower-beta positions had a negative impact on the relative performance. The Fund’s greater emphasis on medium-capitalization stocks relative to the benchmark also detracted from performance during the reporting period.

Among the Fund’s managers, Brandywine’s value orientation caused its performance to lag relative to the broad market over the reporting period, with an underweight to the information technology sector. However, favorable security selection within the industrials and consumer discretionary sectors contributed positively to Fund performance. LSV underperformed the overall market due to its value orientation and associated underweight allocation to the information technology sector, while an overweight to the energy sector had a positive impact. Ceredex’s value orientation and underweight to the information technology sector weighed on relative performance, but its underweights to the health care and consumer staples sectors enhanced performance. Coho’s overweights to the low-beta consumer staples and health care sectors, along with underweights to the communication services and information technology sectors, detracted from Fund performance.

Alger outperformed during the reporting period as a result of its growth orientation, large allocation to the information technology sector, and favorable security selection within the information technology and industrials sectors. Mar Vista’s performance benefited from an overweight to the information technology sector and underweight to health care. The benefit of these sector allocations was partially offset by negative stock selection effects within the financial sector. The SEI Momentum Factor Portfolio underperformed due to security selection within the consumer discretionary, health care, and financials sectors. The SEI Quality Factor Portfolio’s outperformance for the reporting period was attributable to its overweight allocation to the information

SEI Institutional Managed Trust

technology sector, as well as underweights to the utilities and real estate sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Fund, Class F	18.19%	8.32%	6.72%	9.21%	10.55%
Large Cap Fund, Class Y	18.59%	8.62%	6.99%	9.45%	10.73%
Russell 1000® Index	21.19%	9.53%	9.63%	11.63%	12.61%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Large Cap Value Fund

I. Objective

The Large Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: Brandywine Global Investment Management, LLC (Brandywine), Cullen Capital Management, LLC (Cullen) (fka Schafer Cullen Capital Management, Inc.), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 14.03%. The Fund’s benchmark—the Russell 1000® Value Index, which tracks the performance of the large-cap value segment of the U.S. equity universe—returned 14.44%.

IV. Performance Discussion

The ongoing war in Ukraine, inflation, and rising interest rates were ever present during the 12-month reporting period, but the U.S. equity market rebounded, as discussed in the shareholder letter. The gains were led by mega-cap growth stocks spurred by optimism about artificial intelligence (AI). In the middle of the reporting period, significant concerns arose about the stability of the U.S. banking system as the market was shaken by the failures of Silicon Valley Bank and Signature Bank. Large-cap value and mid-cap stocks lagged relative to their large-cap growth counterparts.

Within the U.S. large-cap segment of the market, information technology, communication services, and energy were the strongest-performing sectors for the period. The poor performance of bank stocks caused the financials sector to lag the overall market. The weakest performers were traditional low-beta sectors such as utilities, real estate, and consumer staples. In some cases, investors had owned low-beta stocks for income from dividends, but rising interest rates made other sources of income available to them. Overall, leadership emanated from more cyclical segments of the market despite the concerns that a U.S. economic recession could be on the horizon.

Security selection within the information technology sector contributed positively to the Fund’s performance relative to the benchmark Russell 1000® Value Index over the reporting period. This was partially offset by negative security selection within the consumer staples and industrials sectors. An overweight allocation to the banking industry detracted from Fund performance, while an underweight to the real estate sector had a positive impact.

Among the Fund’s managers, LSV’s outperformance relative to the benchmark index was attributable to favorable security selection within the consumer discretionary, health care, and information technology sectors. LSV’s underweight allocations to the utilities and real estate sectors benefited Fund performance.

Cullen underperformed due to its overweight allocations to the consumer staples sector, underweight to the materials sector, and security selection within the industrials sector.

Brandywine outperformed the benchmark as a result of an overweight allocation to the communication services sector and favorable security selection within the industrials sector. However, security selection within the consumer staples sector detracted from Fund performance for the reporting period.

The SEI Factor Based Value Portfolio’s performance for the period benefited from its holdings within the energy sector and underweights to the real estate and utilities sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Value Fund, Class F	14.03%	12.23%	4.75%	7.37%	7.97%
Large Cap Value Fund, Class I	13.79%	11.98%	4.52%	7.13%	8.06%
Large Cap Value Fund, Class Y	14.32%	12.52%	5.02%	7.58%	8.03%
Russell 1000® Value Index	14.44%	11.05%	6.23%	8.45%	9.47%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Value Fund, Class F, Class I and Class Y, versus the Russell 1000® Value Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 10/3/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Large Cap Growth Fund

I. Objective

The Large Cap Growth Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies and strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: Fred Alger Management, LLC (Alger), Mackenzie Investment Corporation (Mackenzie), Parametric Portfolio Associates LLC (Parametric), and PineStone Asset Management Inc. (PineStone).

Fiera Capital Inc. (Fiera) and McKinley Capital Management, LLC (McKinley) were terminated and Mackenzie and PineStone were added during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 25.88%. The Fund’s benchmark—the Russell 1000® Growth Index, which tracks the performance of the large-cap growth segment of the U.S. equity universe—returned 27.72%.

IV. Performance Discussion

Supply-chain disruptions, the end of pandemic-induced lockdowns, Russia’s invasion of Ukraine, and fiscal stimulus contributed to increased global inflation during the fiscal year. As noted in the shareholder letter, central banks globally reacted by raising interest rates at a record pace. This led to a selloff in most asset markets, including the U.S. stock market. Value stocks generally held up better than their growth counterparts in this environment. Small- and medium-capitalization stocks generally fell further than larger-capitalization stocks during the market decline.

Within the U.S. large-cap universe, as represented by the Russell 1000® Index, the only GICS sectors to produce positive returns were energy and utilities as rising commodity prices benefited oil and gas companies and investors also gravitated toward the less economically sensitive industries such as electric utilities. The consumer staples and health care sectors saw smaller losses than the overall market and helped cushion the decline in portfolios. The communication services sector was the worst performer for the reporting period as shares of both traditional media companies and social media companies fell out of favor.

The Fund’s growth orientation hurt performance during the year. An underweight of the largest capitalization stocks detracted from security selection within the information technology sector. An overweight to the health care and materials sectors, along with favorable security selection within them, was beneficial. Security selection within the financials sector detracted. An underweight to the communication services sector helped benchmark-relative performance.

Alger’s performance was hurt by an underweight to the consumer staples sector and by security selection within the information technology sector. McKinley’s performance benefited from an overweight to the energy sector and favorable security selection within the materials sector, but security selection within the health care and communication services sectors detracted.

The SEI Momentum Factor Portfolio managed by SIMC outperformed due to an underweight of the communication services sector and favorable security selection within the information technology and health care sectors. Fiera’s overweight to the consumer staples sector was beneficial and Fiera provided favorable security selection results within the health care and consumer discretionary sectors.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Large Cap Growth Fund, Class F	25.88%	6.41%	10.60%	12.05%	9.16%
Large Cap Growth Fund, Class I	25.61%	6.18%	10.36%	11.80%	8.86%
Large Cap Growth Fund, Class Y	26.22%	6.68%	10.87%	12.27%	9.23%
Russell 1000® Growth Index	27.72%	7.97%	11.42%	14.48%	10.49%

Comparison of Change in the Value of a $100,000 Investment in the Large Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 1000® Growth Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 8/6/01. The performance of Class I shares prior to 8/6/01 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Large Cap Index Fund

I. Objective

The Large Cap Index Fund (the “Fund”) seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2023, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 20.90%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of approximately 1,000 large- and mid-cap U.S. companies that are considered representative of the broad U.S. stock market —returned 21.19%.

IV. Performance Discussion

As discussed in the shareholder letter, the ongoing war in Ukraine, inflation, and rising interest rates were ever present during the 12-month reporting period, but the U.S. equity market rebounded. The gains were led by mega-cap growth stocks spurred by optimism about artificial intelligence (AI). In the middle of the reporting period, significant concerns arose about the stability of the U.S. banking system as the market was shaken by the failures of Silicon Valley Bank and Signature Bank. Large-cap value and mid-cap stocks lagged relative to their large-cap growth counterparts.

Within the U.S. large-cap segment of the market, information technology, communication services, and energy were the strongest-performing sectors for the period. The poor performance of bank stocks caused the financial sector to lag the overall market. The weakest performers were traditional low-beta sectors such as utilities, real estate, and consumer staples. In some cases, investors had owned low-beta stocks for income from dividends, but rising interest rates made other sources of income available to them. Overall, leadership emanated from more cyclical segments of the market despite the concerns that a U.S. economic recession could be on the horizon.

During the reporting period, the Fund achieved its objective of tracking, before fees and expenses, the performance of the Russell 1000® Index.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Large Cap Index Fund, Class F	20.90%	9.28%	9.36%	9.05%
Russell 1000® Index	21.19%	9.53%	9.63%	9.34%

Comparison of Change in the Value of a $100,000 Investment in the Large Index Cap Fund, Class F versus the Russell 1000® Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 1/31/18. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed Large Cap Fund

I. Objective

The Tax-Managed Large Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: Brandywine Global Investment Management, LLC (Brandywine), Coho Partners, Ltd. (Coho), Cullen Capital Management, LLC (Cullen) (fka Schafer Cullen Capital Management), LSV Asset Management (LSV), Mar Vista Investment Partners, LLC (Mar Vista), Parametric Portfolio Associates LLC (Parametric), and PineStone Asset Management Inc. (PineStone).

Fiera Capital Inc. (Fiera) was terminated and PineStone was added during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 18.44%. The Fund’s benchmark—the Russell 1000® Index, which tracks the performance of the U.S. large-cap equity market—returned 21.19%.

IV. Performance Discussion

The ongoing war in Ukraine, inflation, and rising interest rates were ever present during the 12-month reporting period, but the U.S. equity market rebounded, as noted in the shareholder letter. The gains were led by mega-cap growth stocks spurred by optimism about artificial intelligence (AI). In the middle of the reporting period, significant concerns arose about the stability of the U.S. banking system as the market was shaken by the failures of Silicon Valley Bank and Signature Bank. Large-cap value and mid-cap stocks lagged relative to their large-cap growth counterparts.

Within the U.S. large-cap segment of the market, information technology, communication services, and energy were the strongest-performing sectors for the period. The poor performance of bank stocks caused the financial sector to lag the overall market. The weakest performers were traditional low-beta sectors such as utilities, real estate, and consumer staples. In some cases, investors had owned low-beta stocks for income from dividends, but rising interest rates made other sources of income available to them. Overall, leadership emanated from more cyclical segments of the market despite the concerns that a U.S. economic recession could be on the horizon.

The Fund’s underweights to the utilities and real estate sectors enhanced performance relative to the benchmark Russell 1000® Index over the reporting period. Underweights to the information technology and communication services sectors weighed on Fund performance. Both an overweight position and stock selection within the consumer staples sector detracted from Fund performance. Overall, the Fund’s value tilt and lower-beta positions hampered relative performance. The Fund’s greater emphasis on medium-capitalization stocks relative to the benchmark also detracted from performance during the reporting period.

Among the Fund’s managers, Brandywine’s value orientation caused its performance to lag relative to the broad market during the reporting period, with an underweight to the information technology sector. Favorable security selection within the industrials and consumer discretionary sectors contributed positively to performance. LSV underperformed due to its value orientation and associated underweight allocation to the information technology sector. Conversely, an overweight to the energy sector benefited performance. Cullen underperformed due to its overweights to the consumer staples, utilities, and real estate sectors and underweight to the information technology sector. Cullen’s security selection within the industrials and communication services sectors detracted from performance. Coho’s overweight allocations to the low-beta consumer staples and health care sectors, along with underweights to the communication services and information technology sectors detracted from performance for the period.

PineStone outperformed the overall market as a result of favorable security selection within the financials, information technology, materials, and consumer discretionary sectors. Mar Vista outperformed due to an overweight allocation to the information technology sector and underweight to the health care sector. The benefit of these sector allocations was partially offset by negative stock selection effects within the financial sector. The SEI Momentum Factor Portfolio underperformed due to security selection within the consumer discretionary, health care, and financials sectors. The SEI Quality Factor Portfolio’s outperformance was attributable to its overweight allocation to the information technology sector and underweights to the utilities and real estate sectors.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed Large Cap Fund (Concluded)

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Large Cap Fund, Class F	18.44%	10.02%	7.81%	9.68%	6.40%
Tax-Managed Large Cap Fund, Class Y	18.69%	10.29%	8.08%	9.91%	6.49%
Russell 1000® Index	21.19%	9.53%	9.63%	11.63%	7.80%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Large Cap Fund, Class F and Class Y, versus the Russell 1000® Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 3/5/98. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

S&P 500 Index Fund

I. Objective

The S&P 500 Index Fund (“the Fund”) seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the S&P 500 Index.

Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2023, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

II. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 21.31%. The Fund’s benchmark—the S&P 500 Index (gross), which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market—returned 21.62%.

III. Performance Discussion

The ongoing war in Ukraine, inflation, and rising interest rates were ever present during the 12-month reporting period, but the U.S. equity market rebounded, as noted in the shareholder letter. The gains were led by mega-cap growth stocks spurred by optimism about artificial intelligence (AI). In the middle of the reporting period, significant concerns arose about the stability of the U.S. banking system as the market was shaken by the failures of Silicon Valley Bank and Signature Bank. Large-cap value and mid-cap stocks lagged relative to their large-cap growth counterparts.

Within the U.S. large-cap segment of the market, information technology, communication services, and energy were the strongest-performing sectors for the period. The poor performance of bank stocks caused the financials sector to lag the overall market. The weakest performers were traditional low-beta sectors such as utilities, real estate, and consumer staples. In some cases, investors had owned low-beta stocks for income from dividends, but rising interest rates made other sources of income available to them. Overall, leadership emanated from more cyclical segments of the market despite the concerns that a U.S. economic recession could be on the horizon.

During the reporting period, the Fund achieved its objective of tracking, before fees and expenses, the performance of the S&P 500 Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
S&P 500 Index Fund, Class F	21.31%	9.89%	9.66%	11.56%	8.72%
S&P 500 Index Fund, Class I	20.83%	9.45%	9.22%	11.20%	8.58%
S&P 500 Index (Gross)	21.62%	10.15%	9.92%	11.91%	9.11%

Comparison of Change in the Value of a $100,000 Investment in the S&P 500 Index Fund, Class F and Class I, versus the S&P 500 Index (Gross)

[1]

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 2/28/96. Class I shares were offered beginning 6/28/02. The performance of Class I shares prior to 6/28/02 is calculated using the performance of the fund’s Class F shares adjusted for the higher expenses of the Class I shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Small Cap Fund

I. Objective

The Small Cap Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Copeland Capital Management, LLC (Copeland), EAM Investors, LLC (EAM), Easterly Investment Partners LLC (Easterly), Hillsdale Investment Management Inc. (Hillsdale), Leeward Investments, LLC (Leeward), Los Angeles Capital Management, LLC (LA Capital) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 10.86%. The Fund’s benchmark—the Russell 2000® Index, which tracks the performance of the U.S. small-cap equity market—returned 8.93%.

IV. Performance Discussion

As noted in the shareholder letter, the reporting period was largely defined by the continuing monetary policy tightening of the U.S. Federal Reserve (Fed), which remained stalwart in its mission to curb inflation without tipping the U.S. economy into a full-blown recession.

In the fourth quarter of 2022, U.S. financial markets rallied on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for Wall Street since 2008. The Fed raised the federal-funds rate by 50 basis points (0.50%) after a series of 75-basis point increases to a target range of 4.25%-4.50%, while also indicating its terminal rate (the final interest rate that the Fed seeks to achieve at the end of its monetary policy tightening cycle) might be higher than initially expected (landing just above 5%). The central bank also signaled that interest rates might remain higher for a longer period while the results of its policy tightening cycle take effect. Markets reacted negatively to the higher terminal rate before stabilizing, and still seemed to be pricing in a rate-cut in late 2023. Economically sensitive sectors such as energy, materials, and industrials were the strongest performers during the fourth quarter of 2022, while health care, communication services and information technology lagged. Small-cap value stocks significantly outperformed their growth counterparts, widening their trailing 12-month lead. The trend was even more pronounced in the large-cap universe, where shares of mega-cap tech companies continued to take a beating.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, as higher-risk assets rebounded. The market was retesting short-term highs previously achieved in August 2022, when Silicon Valley Bank (SVB), a California-based regional bank with a large venture capital depositor base, collapsed. The bank had underestimated the number of withdrawals that it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When SVB announced an equity raise to address this shortfall, a bank run began that forced the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it appeared that the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Switzerland-based financial services provider UBS agreed to purchase Swiss financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign expectations for both credit and economic conditions for the remainder of the year. During this period, investors flocked to the perceived safety of mega-cap tech names at the expense of smaller-cap stocks and financial companies. This created a meaningful headwind for the value factor, which has significant representation in the financials sector. For the next two months, the U.S. market moved sideways as recessionary expectations persisted in the wake of the crisis.

Financial stocks rebounded in April, and in May, the Fed raised its benchmark interest rate again, but only by 25 basis points, with the caveat that it was prepared to halt further rate hikes depending on the response to higher borrowing costs. At its June meeting, the central bank opted to hold the federal-funds rate at a range of 5.00% to 5.25%. This led to a "risk on" equity market environment. Lower-quality, higher-beta companies with no earnings and sales led the way in this rally. Higher-quality and defensive names lagged the market. Higher-beta and economically sensitive sectors performed well, including industrials (especially airlines and homebuilding), technology, and health care, which was driven by the biotech subsector's massive rally in the second quarter of 2023. Defensive sectors such as utilities underperformed; financials also lagged the market as the banking crisis in March still faced

SEI Institutional Managed Trust

some pressure during the second quarter. In terms of factors, growth outperformed value and momentum.

During the third quarter of 2023, markets rallied in July on optimism that the Fed could successfully navigate a soft landing for the economy while still curbing inflation. This rally was ultimately offset over the remainder of the quarter as the Fed raised its benchmark interest rate another 25 basis points in late July, and investors began to grapple with the possibility of a ”higher for longer” interest -rate cycle. In September, the Fed opted to maintain the federal-funds target rate at a range of 5.25% to 5.50%, and indicated that interest-rate cuts would not be considered until late 2024, due to its concerns that inflation could be resurgent otherwise. A weakening Chinese economy also weighed on investors’ outlook, and ultimately major equity market indexes slid by mid-to-low single digits. Large-cap stocks held up better than small caps, and energy stocks soared on rising oil prices—one of the only sectors to post a gain over the third quarter of 2023. The value factor outperformed within the small-cap universe, but was essentially flat relative to large-cap growth stocks, where the “Magnificent Seven" (Amazon, Apple, Alphabet (parent of Google), Meta, Microsoft, Nvidia and Tesla) generally continued to drive index level performance, with concentration in just these few names at near-record levels.

For the 12-month reporting period, from a factor perspective, value outperformed growth—though it lost ground relative to growth during both the “risk-on” rally in early 2023, and throughout the regional banking crisis. This is reflected in the Russell style indexes, where financials detracted from the return of the Russell 2000® Value Index (which tracks the performance of the small-cap value segment of the U.S. equity market), and the inclusion of more speculative tech stocks bolstered the performance of the Russell 2000® Growth Index (which tracks the performance of the small- to mid-cap growth segment of the U.S. equity market. Quality outperformed as well, though the low volatility factor trailed in the face of multiple risk-on moves over the reporting period. Momentum saw modest outperformance in the face of shifting market leadership. The top-performing sectors within the Russell 2000® Index for the reporting period were energy, industrials, and consumer discretionary, while the weakest performers included health care, utilities, and communication services.

The Fund outperformed its benchmark, the Russell 2000® Index, for the reporting period, attributable mainly to stock selection in the information technology and consumer discretionary sectors. There generally was a positive environment for the Fund over the period, with value, quality, and momentum factors outperforming. Value was the largest tailwind to Fund performance, closely followed by quality, while momentum was a marginal contributor to performance. Nonetheless, the first and second quarters of 2023 were challenging for our alpha sources, as both big-tech growth stocks rallied and fundamental factors such as value and momentum underperformed.

Five of the Fund’s seven sub-advisors outperformed the benchmark Russell 2000® Index for the reporting period. Easterly’s performance benefited from strong stock selection in information technology, specifically hardware and equipment, and financials. Value tailwinds also bolstered the strategy’s performance. Copeland also benefited from factor tailwinds, with quality outperforming; however, low volatility headwinds detracted from performance. Hillsdale and Leeward contributed positively to Fund performance to a slightly lesser degree. Hillsdale benefited from stock selection in the information technology sector and Leeward’s performance was bolstered by value tailwinds. LA Capital performed in line with the benchmark. EAM was the lone manager to detract from Fund performance, despite slight momentum tailwinds. Poor stock selection in the industrials sector, specifically capital goods, and consumer discretionary stocks drove EAM’s underperformance for the reporting period.

No manager changes occurred during the reporting period. Some capital was reallocated from EAM to Easterly to increase the Fund’s value exposure.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Fund, Class F	10.86%	11.36%	3.70%	5.92%	8.63%
Small Cap Fund, Class Y	11.18%	11.62%	3.97%	6.15%	8.80%
Russell 2000® Index	8.93%	7.16%	2.40%	6.65%	9.51%

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Small Cap Fund (Concluded)

Comparison of Change in the Value of a $100,000
Investment in the Small Cap Fund, Class F and Class Y,
versus the Russell 2000® Index

[1]

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 9/30/09. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Small Cap Value Fund

I. Objective

The Small Cap Value Fund (the “Fund”) seeks to provide capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: Cardinal Capital Management, LLC (Cardinal), Easterly Investment Partners LLC (Easterly), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 13.98%. The Fund’s benchmark—the Russell 2000® Value Index, which tracks the performance of the small-cap value segment of the U.S. equity universe—returned 7.84%.

IV. Performance Discussion

As addressed in the shareholder letter, the reporting period was largely defined by continuing monetary policy tightening by the U.S. Federal Reserve (Fed), which remained stalwart in its mission to curb inflation without tipping the U.S. economy into a full-blown recession.

In the fourth quarter of 2022, U.S. financial markets rallied on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for Wall Street since 2008. The Fed raised the federal-funds rate by 50 basis points (0.50%) after a series of 75-basis point increases to a target range of 4.25%-4.50%, while also indicating its terminal rate (the final interest rate that the Fed seeks to achieve at the end of its monetary policy tightening cycle) might be higher than initially expected (landing just above 5%). The central bank also signaled that interest rates might remain higher for a longer period while the results of its policy tightening cycle take effect. Markets reacted negatively to the higher terminal rate before stabilizing, and still seemed to be pricing in a rate-cut in late 2023. Economically sensitive sectors such as energy, materials, and industrials were the strongest performers during the fourth quarter of 2022, while health care, communication services and information technology lagged. Small-cap value stocks significantly outperformed their growth counterparts, widening their trailing 12-month lead. The trend was even more pronounced in the large-cap universe, where shares of mega-cap tech companies continued to take a beating.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, as higher-risk assets rebounded. The market was retesting short-term highs previously achieved in August 2022, when Silicon Valley Bank (SVB), a California-based regional bank with a large venture capital depositor base, collapsed. The bank had underestimated the number of withdrawals that it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When SVB announced an equity raise to address this shortfall, a bank run began that forced the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it appeared that the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Switzerland-based financial services provider UBS agreed to purchase Swiss financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign expectations for both credit and economic conditions for the remainder of the year. During this period, investors flocked to the perceived safety of mega-cap tech names at the expense of smaller-cap stocks and financial companies. This created a meaningful headwind for the value factor, which has significant representation in the financial sector. For the next two months, the U.S. market moved sideways as recessionary expectations persisted in the wake of the crisis.

Financial stocks rebounded in April, and in May, the Fed raised its benchmark interest rate again, but only by 25 basis points, with the caveat that it was prepared to halt further rate hikes depending on the response to higher borrowing costs. At its June meeting, the central bank opted to hold the federal-funds rate at a range of 5.00% to 5.25%. This led to a "risk on" equity market environment. Lower-quality, higher-beta companies with no earnings and sales led the way in this rally. Higher-quality and defensive names lagged the market. Higher-beta and economically sensitive sectors performed well, including industrials (especially airlines and homebuilding), technology, and health care, which was driven by the biotech subsector's massive rally in the second quarter of 2023. Defensive sectors such as utilities underperformed; financials also lagged the market as the banking crisis in March still faced

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Small Cap Value Fund (Concluded)

some pressure during the second quarter. In terms of factors, growth outperformed value and momentum.

During the third quarter of 2023, markets rallied in July on optimism that the Fed could successfully navigate a soft landing for the economy while still curbing inflation. This rally was ultimately offset over the remainder of the quarter as the Fed raised its benchmark interest rate another 25 basis points in late July, and investors began to grapple with the possibility of a ”higher for longer” interest -rate cycle. In September, the Fed opted to maintain the federal-funds target rate at a range of 5.25% to 5.50%, and indicated that interest-rate cuts would not be considered until late 2024, due to its concerns that inflation could be resurgent otherwise. A weakening Chinese economy also weighed on investors’ outlook, and ultimately major equity market indexes slid by mid-to-low single digits. Large-cap stocks held up better than small caps, and energy stocks soared on rising oil prices—one of the only sectors to post a gain over the third quarter of 2023. The value factor outperformed within the small-cap universe, but was essentially flat relative to large-cap growth stocks, where the “Magnificent Seven" (Amazon, Apple, Alphabet (parent of Google), Meta, Microsoft, Nvidia and Tesla) generally continued to drive index level performance, with concentration in just these few names at near-record levels.

From a factor perspective, value outperformed during the reporting period—though it lost ground relative to growth during both the early 2023 risk-on rally and throughout the regional banking crisis. This was reflected in the Russell style indexes, where financial stocks detracted from the Russell 2000® Value Index’s return, and the inclusion of more speculative tech stocks bolstered the Russell 2000® Growth Index’s return. Quality outperformed as well, though low volatility trailed in the face of multiple risk-on market moves over the reporting period. Momentum saw modest outperformance in the face of shifting market leadership. The top-performing sectors within the Russell 2000® Value Index during the period were energy, industrials, and consumer discretionary, while health care, utilities and communication services were the weakest performers.

The Fund outperformed its benchmark, the Russell 2000® Value Index, over the reporting period due largely to positive stock selection within the information technology, financials, and industrials sectors. Sector positioning also benefited Fund performance, particularly underweight allocations to health care and financials. The Fund’s positive active value and quality exposure relative to the benchmark index were the largest factor tailwinds, benefiting from both overweight allocations to the cheapest higher-quality stocks and underweights to the most expensive lower-quality stocks.

Among the Fund’s subadvisors, LSV was the largest positive contributor to performance for the reporting period. LSV’s systematic exposure to the value factor was a tailwind for performance, as was stock selection in several sectors, specifically information technology and financials.

Easterly also contributed positively to Fund performance for the reporting period due to strong stock selection in the information technology sector, particularly in hardware and equipment, and financials. Value tailwinds also enhanced the strategy’s performance. The SEI value strategy was a positive contributor to Fund performance for similar reasons, though lagging LSV and Easterly.

Cardinal was the sole detractor from Fund performance during the reporting period due to poor selection in the materials, industrials, and consumer discretionary sectors. Underweight allocations to utilities and health care weighed on Fund performance.

There were no manager changes over the period, though roughly 6% of the Fund’s assets were reallocated from Cardinal to LSV and Easterly.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Value Fund, Class F	13.98%	14.87%	2.84%	5.10%	8.72%
Small Cap Value Fund, Class I	13.70%	14.60%	2.61%	4.86%	8.42%
Small Cap Value Fund, Class Y	14.32%	15.17%	3.11%	5.32%	8.80%
Russell 2000® Value Index	7.84%	13.32%	2.59%	6.19%	9.38%

SEI Institutional Managed Trust

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Value Fund, Class F, Class I and Class Y, versus the Russell 2000® Value Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 12/20/94 and Class I shares were offered beginning 2/11/02. Class I shares performance for the period prior to 2/11/02 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Small Cap Growth Fund

I. Objective

The Small Cap Growth Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: ArrowMark Colorado Holdings LLC (ArrowMark), EAM Investors LLC (EAM), Jackson Creek Investment Advisors, LLC (Jackson Creek) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2023, the Fund’s Class F shares returned 7.31%. The Fund’s benchmark—the Russell 2000® Growth Index, which tracks the performance of the small-cap growth segment of the U.S. equity universe—returned 9.59%.

IV. Performance Discussion

As discussed in the shareholder letter, the reporting period was largely defined by continuing monetary policy tightening by the U.S. Federal Reserve (Fed), which remained stalwart in its mission to curb inflation without tipping the U.S. economy into a full-blown recession.

In the fourth quarter of 2022, U.S. financial markets rallied on investors’ hopes that inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for Wall Street since 2008. The Fed raised the federal-funds rate by 50 basis points (0.50%) after a series of 75-basis point increases to a target range of 4.25%-4.50%, while also indicating its terminal rate (the final interest rate that the Fed seeks to achieve at the end of its monetary policy tightening cycle) might be higher than initially expected (landing just above 5%). The central bank also signaled that interest rates might remain higher for a longer period while the results of its policy tightening cycle take effect. Markets reacted negatively to the higher terminal rate before stabilizing, and still seemed to be pricing in a rate-cut in late 2023. Economically sensitive sectors such as energy, materials, and industrials were the strongest performers during the fourth quarter of 2022, while health care, communication services and information technology lagged. Small-cap value stocks significantly outperformed their growth counterparts, widening their trailing 12-month lead. The trend was even more pronounced in the large-cap universe, where shares of mega-cap tech companies continued to take a beating.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, as higher-risk assets rebounded. The market was retesting short-term highs previously achieved in August 2022, when Silicon Valley Bank (SVB), a California-based regional bank with a large venture capital depositor base, collapsed. The bank had underestimated the number of withdrawals that it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When SVB announced an equity raise to address this shortfall, a bank run began that forced the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it appeared that the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Switzerland-based financial services provider UBS agreed to purchase Swiss financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign expectations for both credit and economic conditions for the remainder of the year. During this period, investors flocked to the perceived safety of mega-cap tech names at the expense of smaller-cap stocks and financial companies. This created a meaningful headwind for the value factor, which has significant representation in the financials sector. For the next two months, the U.S. market moved sideways as recessionary expectations persisted in the wake of the crisis.

Financial stocks rebounded in April, and in May, the Fed raised its benchmark interest rate again, but only by 25 basis points, with the caveat that it was prepared to halt further rate hikes depending on the response to higher borrowing costs. At its June meeting, the central bank opted to hold the federal-funds rate at a range of 5.00% to 5.25%. This led to a "risk on" equity market environment. Lower-quality, higher-beta companies with no earnings and sales led the way in this rally. Higher-quality and defensive names lagged the market. Higher-beta and economically sensitive sectors performed well, including industrials (especially airlines and homebuilding), technology, and health care, which was driven by the biotech subsector's massive rally in the second quarter of 2023. Defensive sectors such as utilities underperformed; financials also lagged the market as the banking crisis in March still faced

SEI Institutional Managed Trust

some pressure during the second quarter. In terms of factors, growth outperformed value and momentum.

During the third quarter of 2023, markets rallied on optimism that the Fed could successfully navigate a soft landing for the economy while still curbing inflation. This rally was ultimately offset over the remainder of the quarter as the Fed raised its benchmark interest rate another 25 basis points in late July, and investors began to grapple with the possibility of a ”higher for longer” interest -rate cycle. In September, the Fed opted to maintain the federal-funds target rate at a range of 5.25% to 5.50%, and indicated that interest-rate cuts would not be considered until late 2024, due to its concerns that inflation could be resurgent otherwise. A weakening Chinese economy also weighed on investors’ outlook, and ultimately major equity market indexes slid by mid-to-low single digits. Large-cap stocks held up better than small caps, and energy stocks soared on rising oil prices—one of the only sectors to post a gain over the third quarter of 2023. The value factor outperformed within the small-cap universe, but was essentially flat relative to large-cap growth stocks, where the “Magnificent Seven" (Amazon, Apple, Alphabet (parent of Google), Meta, Microsoft, Nvidia and Tesla) generally continued to drive index level performance, with concentration in just these few names at near-record levels.

From a factor perspective, value outperformed during the reporting period–though it lost ground relative to growth during both the early 2023 risk-on rally and throughout the regional banking crisis. This was reflected in the Russell style indexes, where financial stocks detracted from the Russell 2000® Value Index’s return, and the inclusion of more speculative tech stocks bolstered the Russell 2000® Growth Index’s return. Quality outperformed as well, though low volatility trailed in the face of multiple risk-on market moves over the reporting period. Momentum saw modest outperformance in the face of shifting market leadership. The top-performing sectors within the Russell 2000® Growth Index for the period were energy, consumer staples, and industrials, while the utilities, health care and communication services were the primary market laggards.

The Fund underperformed its benchmark for the reporting period due predominantly to negative stock selection within the financials sector. Overall sector positioning slightly hampered Fund performance, particularly an overweight allocation to energy and an underweight to information technology. The Fund’s overweights to value and quality relative to the broader Russell 2000® Growth Index–particularly an underweight to the most expensive and lowest-quality stocks—offset some of the negative stock selection. Momentum positioning was slightly additive as well.

Among the Fund’s sub-advisors, Arrowmark was the top contributor to performance for the reporting period. The strategy benefited from growth tailwinds, as well as positive stock selection effects in the industrials sectors, specifically commercial and professional services. The SEI momentum strategy also contributed positively to Fund performance on momentum tailwinds, though to a lesser degree. Jackson Creek detracted from performance for the period due to poor allocation and stock selection in industrials, particularly capital goods.

EAM was, by far, the largest detractor from Fund performance for the reporting period, attributable mainly to poor stock selection in the industrials sector, specifically capital goods, and in the consumer discretionary sector.

There were no manager changes over the reporting period, though capital was reallocated from EAM into Jackson Creek.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Small Cap Growth Fund, Class F	7.31%	4.15%	0.55%	6.05%	8.31%
Small Cap Growth Fund, Class I	7.03%	3.88%	0.30%	5.78%	5.00%
Small Cap Growth Fund, Class Y	7.58%	4.41%	0.81%	6.26%	8.38%
Russell 2000® Growth Index	9.59%	1.09%	1.55%	6.72%	7.36%

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Small Cap Growth Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Small Cap Growth Fund, Class F, Class I and Class Y, versus the Russell 2000® Growth Index

[1]

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 4/20/92 and Class I shares were offered beginning 8/6/01. Class I shares performance for the period prior to 8/6/01 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed Small/Mid Cap Fund

I. Objective

The Tax-Managed Small/Mid Cap Fund (the “Fund”) seeks to provide high, long-term after-tax returns.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisers during the fiscal year ending September 30, 2023: Cardinal Capital Management, LLC (“Cardinal”), Easterly Investment Partners LLC (“Easterly”), Hillsdale Investment Management Inc. (“Hillsdale”), Martingale Asset Management, LP (“Martingale”), Parametric Portfolio Associates LLC (“Parametric”) and Rice Hall James & Associates LLC (“Rice Hall”).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 10.21%. The Fund’s benchmark—the Russell 2500® Index, which tracks the performance of the small- to mid-cap segment of the U.S. equity universe—returned 11.28%.

IV. Performance Discussion

As detailed in the shareholder letter, the reporting period was largely defined by continuing monetary policy tightening by the U.S. Federal Reserve (“Fed”), which remained stalwart in its mission to curb inflation without tipping the U.S. economy into a full-blown recession.

In the fourth quarter of 2022, U.S. financial markets rallied on investors’ hopes that inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for Wall Street since 2008. The Fed raised the federal-funds rate by 50 basis points (0.50%) after a series of 75-basis point increases to a target range of 4.25%-4.50%, while also indicating its terminal rate (the final interest rate that the Fed seeks to achieve at the end of its monetary policy tightening cycle) might be higher than initially expected (landing just above 5%). The central bank also signaled that interest rates might remain higher for a longer period while the results of its policy tightening cycle take effect. Markets reacted negatively to the higher terminal rate before stabilizing, and still seemed to be pricing in a rate-cut in late 2023. Economically sensitive sectors such as energy, materials, and industrials were the strongest performers during the fourth quarter of 2022, while health care, communication services and information technology lagged. Small-cap value stocks significantly outperformed their growth counterparts, widening their trailing 12-month lead. The trend was even more pronounced in the large-cap universe, where shares of mega-cap tech companies continued to take a beating.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, as higher-risk assets rebounded. The market was retesting short-term highs previously achieved in August 2022, when Silicon Valley Bank (“SVB”), a California-based regional bank with a large venture capital depositor base, collapsed. The bank had underestimated the number of withdrawals that it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When SVB announced an equity raise to address this shortfall, a bank run began that forced the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it appeared that the entire financial system was in danger. The Federal Deposit Insurance Corporation (“FDIC”) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Switzerland-based financial services provider UBS agreed to purchase Swiss financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign expectations for both credit and economic conditions for the remainder of the year. During this period, investors flocked to the perceived safety of mega-cap tech names at the expense of smaller-cap stocks and financial companies. This created a meaningful headwind for the value factor, which has significant representation in the financials sector. For the next two months, the U.S. market moved sideways as recessionary expectations persisted in the wake of the crisis.

Financial stocks rebounded in April, and in May, the Fed raised its benchmark interest rate again, but only by 25 basis points, with the caveat that it was prepared to halt further rate hikes depending on the response to higher borrowing costs. At its June meeting, the central bank opted to hold the federal-funds rate at a range of 5.00% to 5.25%. This led to a "risk on" equity market environment. Lower-quality, higher-beta companies with no earnings and sales led the way in this rally. Higher-quality and defensive names lagged the market. Higher-beta and economically sensitive sectors performed well, including industrials (especially airlines and homebuilding), technology, and health care, which was driven by the biotech subsector's massive rally in the second quarter of 2023. Defensive sectors such as utilities underperformed; financials also lagged the market as the banking crisis in March still faced

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed Small/Mid Cap Fund (Continued)

some pressure during the second quarter. In terms of factors, growth outperformed value and momentum.

During the third quarter of 2023, markets rallied on optimism that the Fed could successfully navigate a soft landing for the economy while still curbing inflation. This rally was ultimately offset over the remainder of the quarter as the Fed raised its benchmark interest rate another 25 basis points in late July, and investors began to grapple with the possibility of a ”higher for longer” interest -rate cycle. In September, the Fed opted to maintain the federal-funds target rate at a range of 5.25% to 5.50%, and indicated that interest-rate cuts would not be considered until late 2024, due to its concerns that inflation could be resurgent otherwise. A weakening Chinese economy also weighed on investors’ outlook, and ultimately major equity market indexes slid by mid-to-low single digits. Large-cap stocks held up better than small caps, and energy stocks soared on rising oil prices—one of the only sectors to post a gain over the third quarter of 2023. The value factor outperformed within the small-cap universe, but was essentially flat relative to large-cap growth stocks, where the “Magnificent Seven" (Amazon, Apple, Alphabet (parent of Google), Meta, Microsoft, Nvidia and Tesla) generally continued to drive index level performance, with concentration in just these few names at near-record levels.

From a factor perspective, value outperformed during the reporting period–though it lost ground relative to growth during both the early 2023 risk-on rally and throughout the regional banking crisis. This is reflected in the Russell style indexes, where the financials sector detracted from the Russell 2500® Value Index’s return, and the inclusion of more speculative technology stocks bolstered the Russell 2500® Growth Index’s return. Quality outperformed as well, though low volatility trailed in the face of multiple risk-on moves over the period. Momentum saw modest outperformance in the face of shifting market leadership.

Energy was the strongest performing sector within the benchmark Russell 2500® Index for the period, returning over 24%, benefiting from resurgent oil prices late in the period—more than doubling the return of the index. The industrials and information technology sectors followed close behind, though the latter sector’s returns were boosted by the significant outperformance of IT services provider Super Micro Computer on AI frenzy tailwinds. Health care was the weakest-performing sector, hampered by health are technology and Biotechnology stocks, as higher-quality companies outperformed over the period.

The Fund underperformed the benchmark Russell 2500® Index for the reporting period. Easterly was the only manager to contribute positively to the Fund’s relative performance. Easterly garnered strong returns, also due largely to the notable outperformance of Super Micro Computer. The strategy more generally benefited from value style tailwinds, as well as positive stock selection in the consumer discretionary and communication services sectors. Hillsdale marginally detracted from Fund performance over the reporting period, as meaningful momentum tailwinds failed to materialize with the rapid shifts in market leadership throughout the period. Hillsdale benefited from positive stock selection in the information technology and consumer discretionary sectors. However, this was offset by negative stock selection in the financials sector, as well as both selection and an overweight allocation to health care.

Martingale also moderately detracted from Fund performance for the period, outperforming in both the fourth quarter of 2022 and the third quarter of 2023, but lagging in the risk-on, high-beta rallies in the first two quarters of 2023. Ultimately, low volatility as a factor underperformed over the period because of these junk rallies; this presented a style headwind for the strategy. Martingale benefited from positive stock selection in the health care sector, while an overweight position in utilities and an underweight in consumer discretionary weighed on Fund performance.

Rice Hall detracted from Fund performance significantly largely due to growth style headwinds and weak stock selection. As a quality growth manager, Rice Hall did not participate in the junk rallies during the period, nor did the manager fully participate in value’s outperformance. This is within our expectations for the strategy. Stock selection within the consumer discretionary sector was the largest source of underperformance, specifically auto parts retailer Advanced Auto Parts, and online retailer Etsy.

Cardinal was the leading detractor from Fund performance, which in our view was a slightly disappointing outcome given the value and quality style tailwinds during the period. This outcome resulted largely from negative stock selection within Cardinal’s concentrated portfolio of roughly 45 stocks. Stock selection within the materials, information technology, consumer discretionary, and financials sector detracted from Fund performance. At the security level, the biggest detractors were PacWest (which suffered collateral damage during the regional banking crisis), health care real estate investment trust (“REIT”) Medical Properties Trust, and agricultural sciences company FMC Corp.

At the Fund level, positive selection within the information technology sector was the largest contributor to performance for the reporting period, while stock selection

SEI Institutional Managed Trust

within materials, financials, and real estate were the largest detractors.

There were no manager changes over the period; however, Easterly’s weight was increased by more than 8%, while the weights for Martingale and Cardinal were decreased by roughly 6% and 3%, respectively.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Small/Mid Cap Fund, Class F	10.21%	8.88%	2.28%	5.98%	6.29%
Tax-Managed Small/Mid Cap Fund, Class Y	10.49%	9.11%	2.50%	6.19%	6.38%
Russell 2500® Index	11.28%	8.39%	4.55%	7.90%	8.14%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Small/Mid Cap Fund, Class F and Class Y, versus the Russell 2500® Index

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed Small/Mid Cap Fund (Concluded)

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 10/31/00. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Mid-Cap Fund

I. Objective

The Mid-Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number sub-advisors to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Leeward Investments, LLC (Leeward) and Los Angeles Capital Management LLC (LA Capital).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Mid-Cap Fund, Class F shares, returned 11.77%. The Fund’s benchmark—the Russell Midcap® Index, which tracks the performance of the mid-cap segment of the U.S. equity universe—returned 13.45%.

IV. Performance Discussion

As discussed in the shareholder letter, the reporting period was largely defined by continuing monetary policy tightening by the U.S. Federal Reserve (Fed), which remained stalwart in its mission to curb inflation without tipping the U.S. economy into a full-blown recession.

In the fourth quarter of 2022, U.S. financial markets rallied on investors’ hopes that inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for Wall Street since 2008. The Fed raised the federal-funds rate by 50 basis points (0.50%) after a series of 75-basis point increases to a target range of 4.25%-4.50%, while also indicating its terminal rate (the final interest rate that the Fed seeks to achieve at the end of its monetary policy tightening cycle) might be higher than initially expected (landing just above 5%). The central bank also signaled that interest rates might remain higher for a longer period while the results of its policy tightening cycle take effect. Markets reacted negatively to the higher terminal rate before stabilizing, and still seemed to be pricing in a rate-cut in late 2023. Economically sensitive sectors such as energy, materials, and industrials were the strongest performers during the fourth quarter of 2022, while health care, communication services and information technology lagged. Small-cap value stocks significantly outperformed their growth counterparts, widening their trailing 12-month lead. The trend was even more pronounced in the large-cap universe, where shares of mega-cap tech companies continued to take a beating.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, as higher-risk assets rebounded. The market was retesting short-term highs previously achieved in August 2022, when Silicon Valley Bank (SVB), a California-based regional bank with a large venture capital depositor base, collapsed. The bank had underestimated the number of withdrawals that it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When SVB announced an equity raise to address this shortfall, a bank run began that forced the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it appeared that the entire financial system was in danger. The Federal Deposit Insurance Corporation (FDIC) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Switzerland-based financial services provider UBS agreed to purchase Swiss financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign expectations for both credit and economic conditions for the remainder of the year. During this period, investors flocked to the perceived safety of mega-cap tech names at the expense of smaller-cap stocks and financial companies. This created a meaningful headwind for the value factor, which has significant representation in the financials sector. For the next two months, the U.S. market moved sideways as recessionary expectations persisted in the wake of the crisis.

Financial stocks rebounded in April, and in May, the Fed raised its benchmark interest rate again, but only by 25 basis points, with the caveat that it was prepared to halt further rate hikes depending on the response to higher borrowing costs. At its June meeting, the central bank opted to hold the federal-funds rate at a range of 5.00% to 5.25%. This led to a "risk on" equity market environment. Lower-quality, higher-beta companies with no earnings and sales led the way in this rally. Higher-quality and defensive names lagged the market. Higher-beta and economically sensitive sectors performed well, including industrials (especially airlines and homebuilding), technology, and health care, which was driven by the biotech subsector's massive rally in the second quarter of 2023. Defensive sectors such as utilities underperformed; financials also lagged the market as the banking crisis in March still faced some pressure during the second quarter. In terms of factors, growth outperformed value and momentum.

During the third quarter of 2023, markets rallied on optimism that the Fed could successfully navigate a soft

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Mid-Cap Fund (Concluded)

landing for the economy while still curbing inflation. This rally was ultimately offset over the remainder of the quarter as the Fed raised its benchmark interest rate another 25 basis points in late July, and investors began to grapple with the possibility of a ”higher for longer” interest -rate cycle. In September, the Fed opted to maintain the federal-funds target rate at a range of 5.25% to 5.50%, and indicated that interest-rate cuts would not be considered until late 2024, due to its concerns that inflation could be resurgent otherwise. A weakening Chinese economy also weighed on investors’ outlook, and ultimately major equity market indexes slid by mid-to-low single digits. Large-cap stocks held up better than small caps, and energy stocks soared on rising oil prices—one of the only sectors to post a gain over the third quarter of 2023. The value factor outperformed within the small-cap universe, but was essentially flat relative to large-cap growth stocks, where the “Magnificent Seven" (Amazon, Apple, Alphabet (parent of Google), Meta, Microsoft, Nvidia and Tesla) generally continued to drive index level performance, with concentration in just these few names at near-record levels.

From a factor perspective, value’s performance was mixed during the reporting period, depending on the asset class. There was mild outperformance among U.S. small-cap stocks, but to a lesser degree in the large-cap space, where shares of mega-cap tech companies remained dominant. Value lost ground relative to growth during both the early 2023 risk-on rally and throughout the regional banking crisis. Quality saw moderate tailwinds, though momentum and low volatility trailed in the face of multiple shifts in market leadership and risk-on moves over the period.

The industrial sector was the strongest-performing sector for the reporting period, returning over 27%, more than doubling the return of the Russell Midcap® Index. The energy sector also outperformed on surging oil prices late in the period. Real estate and utilities lagged as bond proxies lost relative attractiveness to actual risk-free assets amid the Fed’s monetary policy tightening regime.

The Fund underperformed its benchmark, the Russell Midcap® Index, during the reporting period as a result of stock selection within the industrials, utilities, and consumer discretionary sectors. An overweight allocation to the fnancials and consumer staples sectors also detracted from Fund performance. Stock selection within the information technology bolstered Fund performance. Among the Fund’s managers, LA Capital contributed positively to Fund performance over the reporting period, benefiting from positive stock selection in information technology and financials. This outperformance occurred in the face of mild headwinds, with momentum underperforming among larger caps relative to smaller caps.

Leeward detracted from Fund performance to a larger degree, with no material value tailwinds and volatility headwinds. The strategy underperformed mainly during the risk-on rally in early 2023, and failed to make up the lost ground over the next two quarters. Stock selection within the financials and materials sectors was the largest detractor from Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Mid-Cap Fund, Class F	11.77%	9.55%	4.35%	8.12%	9.36%
Mid-Cap Fund, Class I	11.50%	9.29%	4.11%	7.88%	6.27%
Mid-Cap Fund, Class Y	12.04%	9.80%	4.61%	8.34%	9.43%
Russell Midcap® Index	13.45%	8.09%	6.38%	8.98%	10.44%

SEI Institutional Managed Trust

Comparison of Change in the Value of a $100,000 Investment in the Mid-Cap Fund, Class F, Class I and Class Y, versus the Russell Midcap® Index

[1]

For the year ended 9/30/23. Past performance is not indication of future performance. Class F shares were offered beginning 2/16/93 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I Shares. Class Y shares were offered beginning 10/30/15. For periods prior to 10/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

U.S. Managed Volatility Fund

I. Objective

The U.S. Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: LSV Asset Management (LSV) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the one-year period ended September 30, 2023, the Fund’s Class F shares returned 10.23%. The Fund’s benchmark–the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks–returned 20.46%.

IV. Performance Discussion

U.S. equities climbed higher during the 12-month reporting period ending September 30, 2023, as noted in the shareholder letter, in a resilient environment for equity markets after bottoming early in the fourth quarter of 2022. From that time until the end of the reporting period, equities staged a strong rally, with investors reflecting confidence that interest-rate increases would soon be levelling off, and inflationary risks appeared to moderate as consumer-price index (CPI) data fell from much higher levels. The U.S. Federal Reserve (Fed) raised the federal-funds rate by an aggregate of 225 basis points (2.25%) over the period, though this monetary policy tightening subsequently tapered off as the Fed paused its rate-hiking cycle late in the reporting period. Equity investors mostly shrugged off the risk of an economic recession as well as geopolitical risks from the ongoing Russia-Ukraine conflict. In mid-September 2023, implied market volatility, as measured by the CBOE Volatility Index, dipped below 15% for the first time since the beginning of the COVID-19 pandemic in early 2020.

Over the reporting period, the Fund achieved meaningful risk reduction of about 27% relative to the benchmark, and posted a net positive total return, but lagged the broader market given the strategy’s defensive objective. Low-volatility strategies run a below-market beta of approximately .070 (a beta above 1 indicates volatility greater than the benchmark, while a beta below 1 indicates lower volatility than the benchmark), and by design will typically lag capitalization-weighted benchmarks during market rallies. Major equity market indexes moved higher over the reporting, bolstered by speculative buying of higher-beta growth stocks, particularly in technology around new artificial intelligence (AI) themes, as well as consumer discretionary stocks. The Fund’s emphasis on low-volatility securities and additional diversification objectives resulted in underweight allocations to those market-leading sectors. Overall performance was further limited by the Fund’s additional focus on attractively valued securities, which lagged those with high valuation and growth characteristics. While energy was a standout sector, posting a strong positive return, Fund participation was limited as it is a typically volatile sector which the Fund underweights.

Both of the Fund’s sub–advisors–LSV and Allspring–achieved substantial risk reduction over the 12-month period relative to the Fund’s benchmark. However, Allspring placed more emphasis on defensive sector positioning, by holding a relatively larger overweight to consumer staples and an underweight to technology. Consequently, the strategy lagged to a greater degree in the market rally. LSV has the better performance of the two, the strategy takes only modest active sector weights while focusing on stocks meeting both low-volatility and value characteristics. Neither sub-advisor held meaningful exposure to the riskier mega-cap tech stocks that led the markets higher over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
U.S. Managed Volatility Fund, Class F	10.23%	7.66%	5.07%	8.34%	8.09%
U.S. Managed Volatility Fund, Class I	9.89%	7.37%	4.79%	8.06%	7.79%
U.S. Managed Volatility Fund, Class Y	10.44%	7.91%	5.33%	8.57%	8.21%
Russell 3000® Index	20.46%	9.38%	9.14%	11.28%	9.40%

SEI Institutional Managed Trust

Comparison of Change in the Value of a $100,000 Investment in the U.S. Managed Volatility Fund, Class F, Class I and Class Y, versus the Russell 3000® Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 10/28/04 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Global Managed Volatility Fund

I. Objective

The Global Managed Volatility Fund (the “Fund”) seeks to provide capital appreciation with less volatility than the broad global equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Acadian Asset Management LLC (Acadian) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 12.23%. The Fund’s benchmark–the MSCI World Index (Net), which tracks large- and mid-cap equity performance across all 23 developed-market countries–returned 21.95%.

IV. Performance Discussion

As discussed in the shareholder letter, global equities climbed higher during the 12-month reporting period ending September 30, 2023, in a resilient environment for equity markets after bottoming early in the fourth quarter of 2022. From that time until the end of the reporting period, equities staged a strong rally, with investors reflecting confidence that interest-rate increases would soon be levelling off, and inflationary risks appeared to moderate as consumer-price index (CPI) data fell from much higher levels. The U.S. Federal Reserve (Fed) raised the federal-funds rate by an aggregate of 225 basis points (2.25%) over the period, though this monetary policy tightening subsequently tapered off as the Fed paused its rate-hiking cycle late in the reporting period. Equity investors mostly shrugged off the risk of an economic recession as well as geopolitical risks from the ongoing Russia-Ukraine conflict. In mid-September 2023, implied market volatility, as measured by the CBOE Volatility Index, dipped below 15% for the first time in since the beginning of the COVID-19 pandemic in early 2020.

Over the 12-month reporting period, the Fund achieved meaningful risk reduction of about 35% relative to the benchmark, and posted a net positive total return, but lagged the broader market given the strategy’s defensive objective. Low-volatility strategies run a below-market beta of approximately 0.70, and by design will typically lag the performance of capitalization-weighted benchmarks during market rallies. Major equity market indexes moved higher over the reporting period, bolstered by speculative buying of higher-beta growth stocks, particularly in technology around new artificial intelligence (AI) themes, as well as consumer discretionary stocks. The Fund’s emphasis on low-volatility securities and additional diversification objectives resulted in underweight allocations to those market-leading sectors. Overall performance was further limited by the Fund’s additional focus on attractively valued securities, which lagged those with high valuation and growth characteristics. While energy was a standout sector, posting strong positive returns, Fund participation was limited as it is a typically volatile sector which the Fund underweights.

Both of the Fund’s sub-advisors– Acadian and Allspring–achieved substantial risk reduction over the 12-month period relative to the Fund’s benchmark, and generated positive total returns. Acadian’s performance was modestly stronger than that of Allspring. Acadian benefited as its holdings tended to be more broadly diversified across sectors in line with its multifactor blend model. Allspring placed more emphasis on defensive positioning and held a greater overweight position in the consumer staples sector and an underweight allocation to technology. Neither manager held meaningful exposure to the riskier mega-cap tech stocks that led markets higher over the period.

The Fund used derivatives to hedge currency risk. Over the reporting period, hedging currency risk modestly detracted from Fund performance in the environment of a weakening U.S. dollar against a basket of major global currencies.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Global Managed Volatility Fund, Class F	12.23%	5.25%	3.17%	6.72%	4.90%
Global Managed Volatility Fund, Class I	12.07%	5.01%	2.92%	6.46%	4.62%
Global Managed Volatility Fund, Class Y	12.62%	5.54%	3.43%	6.96%	5.04%
MSCI World Index (Net)	21.95%	8.08%	7.26%	8.26%	6.66%

SEI Institutional Managed Trust

Comparison of Change in the Value of a $100,000 Investment in the Global Managed Volatility Fund, Class F, Class I and Class Y, versus the MSCI World Index (Net)

1

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 7/27/06 and Class I shares were offered beginning 6/29/07. Class I shares performance for the period prior to 06/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed Managed Volatility Fund

I. Objective

The Tax-Managed Managed Volatility Fund (the “Fund”) seeks to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches, to manage portions of the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: LSV Asset Management (LSV), Parametric Portfolio Associates LLC (Parametric) and Allspring Global Investments, LLC (Allspring).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year reporting period ending September 30, 2023, the Fund’s Class F shares returned 10.98%. The Fund’s benchmark—the Russell 3000® Index, which tracks the performance of 3,000 of the largest U.S.-traded stocks—returned 20.46%.

IV. Performance Discussion

As discussed in the shareholder letter, global equities climbed higher during the 12-month reporting period ending September 30, 2023, in a resilient environment for equity markets after bottoming early in the fourth quarter of 2022. From that time until the end of the reporting period, equities staged a strong rally, with investors reflecting confidence that interest-rate increases would soon be levelling off, and inflationary risks appeared to moderate as consumer-price index (CPI) data fell from much higher levels. The U.S. Federal Reserve (Fed) raised the federal-funds rate by an aggregate of 225 basis points (2.25%) over the period, though this monetary policy tightening subsequently tapered off as the Fed paused its rate-hiking cycle late in the reporting period. Equity investors mostly shrugged off the risk of an economic recession as well as geopolitical risks from the ongoing Russia-Ukraine conflict. In mid-September 2023, implied market volatility, as measured by the CBOE Volatility Index, dipped below 15% for the first time since the beginning of the COVID-19 pandemic in early 2020.

Over the reporting period, the Fund achieved meaningful risk reduction of about 28% relative to the benchmark, and posted a net positive total return, but lagged the broader market given the strategy’s defensive objective.

Low-volatility strategies run a below-market beta of approximately 0.70 (a beta above 1 indicates volatility greater than the benchmark, while a beta below 1 indicates lower volatility than the benchmark), and by design will typically lag capitalization-weighted benchmarks during market rallies. Major equity market indexes moved higher over the reporting, bolstered by speculative buying of higher-beta growth stocks, particularly in technology around new artificial intelligence (AI) themes, as well as consumer discretionary stocks. The Fund’s emphasis on low-volatility securities and additional diversification objectives translated into an underweight of those market leading sectors. Overall performance was further limited by the Fund’s additional focus on attractively valued securities, which lagged those with high valuation and growth characteristics. While energy was a standout sector, posting strong positive returns, Fund participation was limited as it is a typically volatile sector which the Fund underweights.

The Fund’s sub-advisors achieved substantial risk reduction over the 12-month reporting period relative to the Fund’s benchmark. However, Allspring placed more emphasis on defensive sector positioning by holding a greater overweight allocation to consumer staples and an underweight to technology. Consequently, the strategy lagged to a greater degree amid the market rally. LSV garnered the strongest performance among the sub-advisors. The strategy takes only modest active sector weights, while focusing on stocks meeting both low-volatility and value characteristics. Tax management considerations also allowed LSV to continue to hold positions in select mega-cap tech stocks such as Apple and Microsoft, which boosted its performance. Parametric’s responsibility is limited to implementation–i.e., tax management–of Allspring’s model portfolio.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Tax-Managed Managed Volatility Fund, Class F	10.98%	9.34%	6.64%	9.31%	8.45%
Tax-Managed Managed Volatility Fund, Class Y	11.26%	9.61%	6.90%	9.54%	8.59%
Russell 3000® Index	20.46%	9.38%	9.14%	11.28%	9.05%

SEI Institutional Managed Trust

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Managed Volatility Fund, Class F and Class Y, versus the Russell 3000® Index

1

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 12/20/07 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Managed International Managed Volatility Fund

I. Objective

The Tax-Managed International Managed Volatility Fund (the “Fund”) seeks tax-sensitive long-term capital appreciation with less volatility than the broad international equity markets.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Acadian Asset Management LLC (Acadian), Allspring Global Investments, LLC (Allspring), LSV Asset Management (LSV) and Parametric Portfolio Associates LLC (Parametric).

No manager changes were made during the Fund’s fiscal period.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 20.84%. The Fund’s benchmark—the MSCI EAFE Index (Net), which tracks equity performance of developed markets outside the U.S. and Canada—returned 25.65%.

IV. Performance Discussion

Global equities climbed higher during the 12-month reporting period ending September 30, 2023, in a resilient environment for equity markets after bottoming early in the fourth quarter of 2022. From that time until the end of the reporting period, equities staged a strong rally, with investors reflecting confidence that interest-rate increases would soon be levelling off, and inflationary risks appeared to moderate as consumer-price index (CPI) data fell from much higher levels. As discussed in the shareholder letter, both the U.S. Federal Reserve (Fed) and the European Central Bank continued to increase interest rates over the period, though this monetary policy tightening subsequently tapered off, with the Fed pausing late in the reporting period. Equity investors mostly shrugged off the risk of an economic recession as well as geopolitical risks from the ongoing Russia-Ukraine conflict. In mid-September 2023, implied market volatility, as measured by the CBOE Volatility Index, dipped below 15% for the first time in since the beginning of the COVID-19 pandemic in early 2020.

Over the 12-month reporting period, the Fund achieved meaningful risk reduction of approximately 26% relative to the benchmark, and posted a net positive total return, but modestly lagged the broader market given the strategy’s defensive objective. Low-volatility strategies run a below-market beta of approximately 0.75, and by design will typically lag capitalization-weighted benchmarks during market rallies. The Fund’s emphasis on low-volatility securities and additional diversification objectives resulted in underweight allocations to those market-leading sectors. Headwinds to defensive positioning were partly offset by the Fund’s additional focus on attractively priced securities, as valuation themes were rewarded in international markets over the period.

The Fund’s managers performed in line with our expectations during the reporting period. Each manager achieved substantial risk reduction over the 12-month period relative to the Fund’s benchmark, and generated positive total returns. LSV was the strongest performer as the strategy takes only modest active sector weights while focusing on stocks meeting both low-volatility and value characteristics. Despite nuanced approaches, results for Allspring and Acadian were in line with each other. Both strategies held greater defensive sector weights to consumer staples, causing their performance to lag the overall market. As of the end of the reporting period, all three managers remained conservatively positioned, with minimal exposure to higher-beta growth stocks. Parametric’s responsibility is limited to implementation–i.e., tax management–of the three other managers’ model portfolios.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	3 Year Return	5 Year Return	Annualized Inception to Date
Tax-Managed International Managed Volatility Fund, Class F	20.84%	2.77%	0.46%	2.58%
Tax-Managed International Managed Volatility Fund, Class Y	21.02%	3.00%	0.70%	2.83%
MSCI EAFE Index (Net)	25.65%	5.75%	3.24%	5.73%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed International Managed Volatility Fund, Class F and Class Y, versus the MSCI EAFE Index (Net).

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 10/17/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Real Estate Fund

I. Objective

The Real Estate Fund (the “Fund”) seeks to provide total return including current income and capital appreciation.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-advisor as of September 30, 2023, was CenterSquare Investment Management LLC (“CenterSquare”).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 2.69%. The Fund’s benchmark—the Wilshire U.S. Real Estate Securities Index, which tracks the performance of the U.S. real-estate market and includes both real-estate investment trusts and real-estate operating companies—returned 4.08%.

IV. Performance Discussion

The reporting period was largely defined by the continuing monetary policy tightening of the U.S. Federal Reserve (“Fed”), as discussed in the shareholder letter, which remained stalwart in its mission to curb inflation without tipping the U.S. economy into a full-blown recession.

In the fourth quarter of 2022, U.S. financial markets rallied on investors’ hopes that the inflation had peaked. This upturn stemmed further losses in what ultimately proved to be the worst calendar year for Wall Street since 2008. The Fed raised the federal-funds rate by 50 basis points (0.50%) after a series of 75-basis point increases to a target range of 4.25%-4.50%, while also indicating its terminal rate (the final interest rate that the Fed seeks to achieve at the end of its monetary policy tightening cycle) might be higher than initially expected (landing just above 5%). The central bank also signaled that interest rates might remain higher for a longer period while the results of its policy tightening cycle take effect. Markets reacted negatively to the higher terminal rate before stabilizing, and still seemed to be pricing in a rate-cut in late 2023. Economically sensitive sectors such as energy, materials, and industrials were the strongest performers during the fourth quarter of 2022, while health care, communication services and information technology lagged. Small-cap value stocks significantly outperformed their growth counterparts, widening their trailing 12-month lead. The trend was even more pronounced in the large-cap universe, where shares of mega-cap tech companies continued to take a beating.

Early in the first quarter of 2023, many stocks that had been underperforming rallied, as higher-risk assets rebounded. The market was retesting short-term highs previously achieved in August 2022, when Silicon Valley Bank (“SVB”), a California-based regional bank with a large venture capital depositor base, collapsed. The bank had underestimated the number of withdrawals that it would face amid a rising-rate environment, and its investments in long-term bonds further strained its capital structure. When SVB announced an equity raise to address this shortfall, a bank run began that forced the institution into insolvency. First Republic and Signature Bank also shut down, and for a time it appeared that the entire financial system was in danger. The Federal Deposit Insurance Corporation (“FDIC”) stepped in to make uninsured depositors whole, while larger banks made strategic deposits in an attempt to maintain liquidity at other regional institutions. The ripples were felt globally as Switzerland-based financial services provider UBS agreed to purchase Swiss financial services company Credit Suisse. This stemmed the tide of failures, but it also forced investors to realign expectations for both credit and economic conditions for the remainder of the year. During this period, investors flocked to the perceived safety of mega-cap tech names at the expense of smaller-cap stocks and financial companies. This created a meaningful headwind for the value factor, which has significant representation in the financials sector. For the next two months, the U.S. market moved sideways as recessionary expectations persisted in the wake of the crisis.

Financial stocks rebounded in April, and in May, the Fed raised its benchmark interest rate again, but only by 25 basis points, with the caveat that it was prepared to halt further rate hikes depending on the response to higher borrowing costs. At its June meeting, the central bank opted to hold the federal-funds rate at a range of 5.00% to 5.25%. This led to a "risk on" equity market environment. Lower-quality, higher-beta companies with no earnings and sales led the way in this rally. Higher-quality and defensive names lagged the market. Higher-beta and economically sensitive sectors performed well, including industrials (especially airlines and homebuilding), technology, and health care, which was driven by the biotech subsector's massive rally in the second quarter of 2023. Defensive sectors such as utilities underperformed; financials also lagged the market as the banking crisis in March still faced some pressure during the second quarter. In terms of factors, growth outperformed value and momentum.

During the third quarter of 2023, markets rallied on optimism that the Fed could successfully navigate a soft landing for the economy while still curbing inflation. This rally was ultimately offset over the remainder of the quarter

SEI Institutional Managed Trust

as the Fed raised its benchmark interest rate another 25 basis points in late July, and investors began to grapple with the possibility of a ”higher for longer” interest -rate cycle. In September, the Fed opted to maintain the federal-funds target rate at a range of 5.25% to 5.50%, and indicated that interest-rate cuts would not be considered until late 2024, due to its concerns that inflation could be resurgent otherwise. A weakening Chinese economy also weighed on investors’ outlook, and ultimately major equity market indexes slid by mid-to-low single digits. Large-cap stocks held up better than small caps, and energy stocks soared on rising oil prices—one of the only sectors to post a gain over the third quarter of 2023. The value factor outperformed within the small-cap universe, but was essentially flat relative to large-cap growth stocks, where the “Magnificent Seven" (Amazon, Apple, Alphabet (parent of Google), Meta, Microsoft, Nvidia and Tesla) generally continued to drive index level performance, with concentration in just these few names at near-record levels.

For the 12-month reporting period, from a factor perspective, value outperformed growth—though it lost ground relative to growth during both the “risk-on” rally in early 2023, and throughout the regional banking crisis. This is reflected in the Russell style indexes, where financials detracted from the return of the Russell 2000® Value Index (which tracks the performance of the small-cap value segment of the U.S. equity market), and the inclusion of more speculative tech stocks bolstered the performance of the Russell 2000® Growth Index (which tracks the performance of the small- to mid-cap growth segment of the U.S. equity market. Quality outperformed as well, though the low volatility factor trailed in the face of multiple risk-on moves over the reporting period. Momentum saw modest outperformance in the face of shifting market leadership. The top-performing sectors within the Wilshire US Real Estate Securities Index over the reporting period included data centers, real estate management and services, and retail, while office REITs, diversified REITs, and self-storage REITs were the primary market laggards.

The Wilshire US Real Estate Securities Index significantly underperformed the U.S. small-cap equity indexes and the Russell 1000® index (which tracks the performance of 1000 of the largest U.S. equity securities based on market capitalization) for the reporting period. Within equity markets, higher-quality and value outperformed over the period, but real estate lagged the broader market. During the first half of the reporting period, a speculative rally left defensive sectors out of favor.

The Fund underperformed its benchmark, the Wilshire US Real Estate Securities Index, for the reporting period due to the allocation decisions of the sole manager, CenterSquare. This was driven by CenterSquare’s overweight to shares of telecommunications towers operators. This was partially offset by positive stock selection, particularly in multi-family residential REITs and data center REITs.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Estate Fund, Class F	2.69%	5.49%	3.40%	6.14%	7.32%
Real Estate Fund, Class I	2.44%	5.28%	3.18%	5.90%	7.08%
Real Estate Fund, Class Y	2.94%	5.78%	3.66%	6.37%	7.44%
Wilshire U.S. Real Estate Securities Index	4.08%	5.82%	2.88%	6.18%	7.58%

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Real Estate Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Real Estate Fund, Class F, Class I and Class Y, versus the Wilshire U.S. Real Estate Securities Index

[1]

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 11/13/03 and Class I shares were offered beginning 10/01/07. Class I shares performance for the period prior to 10/01/07 is derived from the performance of Class F shares adjusted for the higher expenses of Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Core Fixed Income Fund

I. Objective

The Core Fixed Income Fund (the “Fund”) seeks to provide current income consistent with the preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: Jennison Associates LLC (Jennison), MetLife Investment Management, LLC (MetLife), Metropolitan West Asset Management, LLC (MetWest), Allspring Global Investments, LLC (Allspring), Western Asset Management Company, LLC and Western Asset Management Company Limited (Western).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’ s Class F shares returned 0.44%, while the Fund’s benchmark–the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market–returned 0.64%.

IV. Performance Discussion

U.S. Treasury yields rose over the 12-month reporting period as the U.S. Federal Reserve (Fed) increased the target range on the federal-funds rate to a range of 5.25% to 5.50%—a 225-basis point (2.25%) increase. As noted in the shareholder letter, the magnitude of the rate hikes slowed during 2023, as inflation moderated and the lagged effects of tighter monetary policy began working its way through the economy. While the rate-hiking cycle may be close to its peak, U.S. economic growth continued to exceed market expectations due to strong consumer spending and a robust labor market. Consequently, the Fed’s most recent “dot plot” of economic projections, which was issued in September, projected interest-rate reductions totaling 50 basis points in 2024—indicating fewer rate cuts than the central bank had anticipated just three months earlier. Longer-term yields moved higher later in the reporting period as the U.S. financial markets continued to grapple with “higher for longer” interest rates, and the 10- year Treasury yield rose more than 70 basis points during the third quarter of 2023, as Treasury supply increased and credit-rating agency Fitch downgraded U.S. Treasury debt from AAA (its highest rating) one notch to AA+. Spread sectors generated positive excess returns over the period as corporate bonds benefited from a strong technical environment. Consumer-based asset-backed securities (ABS) continued to be supported by healthy consumer spending as the labor market remained strong and the unemployment rate hovered near all-time lows. Despite concerns over the office subsector, commercial mortgage-backed securities (CMBS) outperformed the overall market as types of property such as multi-family and warehouse remained on solid footing. While agency mortgage-backed securities (MBS) lagged in the third quarter of 2023, given the interest-rate volatility, the sector outperformed the overall market for the 12-month reporting period as valuations were attractive and the convexity (which measures the sensitivity of a bond’s price to a change in interest rates more precisely than duration alone) profile of the Bloomberg U.S. Aggregate Bond Index improved year-over-year.

The Fund’s overweight allocation to the corporate sector enhanced performance during the reporting period as credit spreads tightened due to higher yields and solid demand. Within the corporate sector, the Fund’s managers generally moved to higher- conviction names with healthier balance sheets as recessionary risks continued to rise with leverage increasing and interest coverage (the ratio of a company's earnings before interest and taxes (EBIT) to its interest expense during a given period) decreasing. Security selection within the ABS sector bolstered Fund performance as the managers generally preferred high-quality tranches. An allocation to AAA rated collateralized loan obligations (CLOs) also benefited Fund performance. Security selection in MBS had a positive impact on Fund performance for the reporting period as the managers preferred specified pools to “too-be-announced” (TBA) issues (which comprise contracts to buy or sell mortgage-backed securities on a specific date). The Fund’s duration posture remained long during the period and detracted from performance as the Fed raised interest rates and the 10-year Treasury yield climbed 76 basis points and closed the reporting period at 4.59%. Yield-curve positioning generally benefited Fund performance over the period as the yield curve flattened, but remained inverted (short-term yields exceeded long-term yields).

Four of the Fund’s five managers outperformed the benchmark Bloomberg U.S. Aggregate Bond Index for the reporting period, with MetWest the lone manager to underperform. Allspring benefited from positive security selection in MBS and corporate bonds; this was partially offset by an underweight allocation to the industrials sector. Western benefited from both spread-tightening and an overweight position in the corporate sector. A long duration

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Core Fixed Income Fund (Concluded)

posture detracted from Western’s performance as yields moved higher. This was partially offset by the positive impact of yield-curve positioning. Metlife contributed positively to Fund performance due to security selection and an overweight position in the corporate sector. Security selection within the CMBS sector detracted from Fund performance. Jennison’s security selection in MBS contributed to Fund performance, while security selection in corporate bonds generally was a detractor. MetWest underperformed over the reporting period, attributable to a long duration posture, though its security selection within banks and MBS had a positive impact.

Regarding derivatives, the Fund employed futures, swaps and options over the reporting period to help manage the duration, yield curve, and credit exposure. These positions detracted slightly from Fund performance during the reporting period. To a limited extent, the Fund used currency-forward contracts to manage currency exposure, which subtracted from performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Core Fixed Income Fund, Class F	0.44%	-5.80%	-0.10%	1.19%	5.12%
Core Fixed Income Fund, Class I	0.32%	-6.01%	-0.33%	0.97%	4.76%
Core Fixed Income Fund, Class Y	0.80%	-5.55%	0.14%	1.40%	5.18%
Bloomberg U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%	5.29%

Comparison of Change in the Value of a $100,000 Investment in the Core Fixed Income Fund, Class F, Class I and Class Y, versus the Bloomberg US Aggregate Bond Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 5/1/87 and Class I shares were offered beginning 8/06/01. Class I shares performance for the period prior to 6/29/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 6/30/15. For periods prior to 6/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

High Yield Bond Fund

I. Objective

The High Yield Bond Fund (the "Fund") seeks total return.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). Assets of the Fund not allocated to sub-advisors are managed directly by SIMC. The Fund utilized the following sub-advisors as of September 30, 2023: Ares Capital Management II LLC (“Ares”), Benefit Street Partners, LLC (“Benefit Street”), Brigade Capital Management, LP (“Brigade”), J.P. Morgan Investment Management, Inc. (“JP Morgan”), and T. Rowe Price Associates, Inc. (“T. Rowe Price”).

III. Returns

For the full-year ended September 30, 2023, the Fund’s Class F shares returned 9.27%. The Fund’s benchmark–the ICE BofA U.S. High Yield Constrained Index, which tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market–returned 10.19%.

IV. Performance Discussion

As noted in the shareholder letter, above-historical average inflation, rising interest rates, and ongoing concerns about a possible recession weren’t enough to derail the high-yield bond market as the ICE BofA US High Yield Constrained Index returned more than 10% during the 12-month reporting period. The index yield began the period at 9.59%, reached a period high of 9.62% on October 13, 2022, and low of 7.78% on February 2, 2023 ending the period at 8.96%. The high-yield market spread began the period at 545 basis points (a basis point equals .01%), which was also the high for the period, while reaching a low of 379 basis points on September 20, and finishing the reporting period at 406 basis points. CCC-rated bonds were the top performers, returning 14.16%, followed by B-rated bonds at 11.39%, and BB-rated bonds at 8.24%. Energy remained the largest sector within the ICE BofA U.S. High Yield Constrained Index, and outperformed the broader market, returning 11.9% over the reporting period. The bank loan market (floating-rate assets), as measured by the Credit Suisse Leveraged Loan Index, was up 12.5% for the period.

The Fund’s allocation to structured credit–collateralized loan obligations (“CLOs”)–was the top contributor to performance for the reporting period. CLOs and bank loans (floating-rate assets) saw strong returns as a result of still-healthy fundamentals and favorable technicals.

Fundamentally, the pace of credit quality deterioration that began in 2022 eased a bit in the third quarter of 2023. Earnings and other measures of credit health (debt and interest coverage ratios) held up well for the first nine months of 2023, particularly when compared to the expectations coming into the year. Technically, investors now maintain the view that interest rates will be higher for a longer period of time. Therefore, demand for floating-rate assets, which have benefitted the most from the U.S. Federal Reserve’s (“Fed”) aggressive interest-rate hikes, has been strong. Security selection within the energy sector and both an overweight position and selection within financial services also contributed to Fund performance. In contrast, an overweight position and selection within the technology and electronics sector (primarily software and services), as well as selections within basic industry (primarily chemicals) and healthcare, detracted from Fund performance for the reporting period.

SIMC was the Fund’s strongest-performing manager over the reporting period, as its off-benchmark allocation to CLOs outperformed the overall high-yield bond market over the period. Ares underperformed due to selection within the healthcare sector, an overweight position and selection within technology and electronics, and an underweight position and selection within leisure. Positive contributors to Fund performance included an overweight position and selection within the energy sector, an underweight position and selection within telecommunications, and selection within the services sector. Benefit Street underperformed due to an underweight allocation to and selection within services, along with selection within the energy and basic industry sectors. Though it overall underperformed, Benefit Street’s performance benefited from selection within real estate, telecommunications, and transportation. Brigade underperformed due to selection within the real estate sector, an overweight allocation to and selection within technology & electronics and media. Positive contributors were an overweight to and selection within financial services, selection within energy, and an overweight allocation to and selection within retail. JP Morgan underperformed the overall market due to selection within the retail sector, an overweight allocation to and selection within telecommunications, and an underweight position and selection within leisure. JP Morgan’s performance benefited from selection within consumer goods, an overweight allocation to and selection within the automotive sector, and selection within capital goods. T. Rowe Price outperformed due to an overweight position and selection within consumer goods, selection within leisure, and an overweight allocation to and selection within capital goods. Detractors from performance included

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

High Yield Bond Fund (Concluded)

an underweight position and selection within the basic industry and services sectors, and selection within retail.

The Fund used derivatives throughout the 12-month reporting period ending September 30, 2023, to help manage duration, yield-curve positioning, and spread duration more efficiently. The Fund used the iBoxx USD Liquid High Yield Index for this purpose, and it had a negligible impact on overall Fund performance for the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results. Diversification may not protect against market risk.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
High Yield Bond Fund, Class F	9.27%	3.87%	3.09%	4.22%	6.47%
High Yield Bond Fund, Class I	9.10%	3.71%	2.88%	3.88%	6.17%
High Yield Bond Fund, Class Y	9.54%	4.12%	3.34%	4.43%	6.55%
ICE BofA US High Yield Constrained Index	10.19%	1.82%	2.78%	4.16%	6.77%

Comparison of Change in the Value of a $100,000 Investment in the High Yield Bond Fund, Class F, Class I and Class Y, versus the ICE BofA US High Yield Constrained Index

1

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 1/11/95 and Class I shares were offered beginning 10/1/07. Class I shares performance for the period prior to 10/1/07 is derived from the performance of Class F shares adjusted for the higher expenses of the Class I shares. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Conservative Income Fund

I. Objective

The Conservative Income Fund (the “Fund”) seeks principal preservation and a high degree of liquidity while providing current income.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2023, was BlackRock Advisors, LLC (BlackRock).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund Class F shares returned 4.61%. The Fund’s benchmark–the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills–returned 4.47%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Fund differs from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of principal is a risk of investing in the Fund. Furthermore, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

U.S. Treasury yields in the front end of the curve rose during reporting period as the Federal Reserve (Fed) continued to tighten monetary policy. As noted in the shareholder letter, since the start of this rate-hiking cycle in March 2022 through the end of the reporting period on September 30, 2023, the Fed raised the federal-funds rate by a cumulative total 525 basis points (5.25%) during 11 of its last 13 meetings. Inflation has moderated; the most recent consumer-price index (CPI) reading (as of August 31, 2023) coming in at 3.7% year-over-year. However, the rate was still above the Fed’s 2% target as the lagged effects of monetary policy continued to work its way through the economy. U.S. Treasury bill supply was higher during the second half of the reporting period following a bipartisan resolution on the debt ceiling in the U.S. Congress in June 2023, and the U.S. Treasury began to restock its depleted cash levels. Given attractive short-term yields, demand at the front end of the U.S. Treasury curve remained strong as yields on U.S. government money market funds across the industry rose to multi-year highs.

The performance of BlackRock, the Fund’s sole manager, benefited during the reporting period from positions in commercial paper and certificates of deposit (which have a yield pick-up relative to comparable-duration Treasurys). The Fund’s performance reflected the rising-yield environment as the three-month Treasury bill yield increased by 220 basis points over the period.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Conservative Income Fund, Class F	4.61%	1.74%	1.70%	1.49%
Conservative Income Fund, Class Y	4.78%	1.84%	1.80%	1.59%
ICE BofA U.S. 3-Month Treasury Bill Index	4.47%	1.70%	1.72%	1.47%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Income Fund, Class F and Class Y, versus the ICE BofA U.S. 3-Month Treasury Bill Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Tax-Free Conservative Income Fund

I. Objective

The Tax-Free Conservative Income Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2023, was BlackRock Advisors, LLC (BlackRock).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 2.92%. The Fund’s benchmark–the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills–returned 4.47%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Fund differs from an investment in U.S. Treasury bills as the fund invests in tax-exempt securities issued by the state and local municipalities. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Furthermore, an investment in the Fund is expected to be more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

U.S. Treasury yields in the front end of the curve rose during the reporting period as the Federal Reserve (Fed) continued to tighten monetary policy, as discussed in the shareholder letter. Since the start of this rate-hiking cycle in March 2022 through the end of the reporting period on September 30, 2023, the Fed raised the federal-funds rate by a cumulative total 525 basis points (5.25%) and at 11 of its last 13 meetings. Inflation has moderated; the most recent consumer-price index (CPI) reading (as of August 31, 2023) coming in at 3.7% year-over-year. However, the rate was still above the Fed’s 2% target as the lagged effects of monetary policy continued to work its way through the economy. U.S. Treasury bill supply was higher during the second half of the reporting period following a bipartisan resolution on the debt ceiling in the U.S. Congress in June 2023, and the U.S. Treasury began to restock its depleted cash levels. Given attractive short-term yields, demand at the front end of the U.S. Treasury curve remained strong as yields on U.S, government money market funds across the industry rose to multi-year highs. Municipal issuance remained light over the reporting period and fundamentals were solid as the sector benefited from the continuation of strong tax receipts, as well as state surpluses built up during the pandemic.

The performance of BlackRock, the Fund’s sole manager, benefited during the reporting period from its position in municipal commercial paper. Positions in variable-rate demand notes linked to 7-day Securities Industry and Financial Markets Association Municipal (SIFMA) Swap Index (which comprises 7-day tax exempt variable rate demand notes, debt instruments that represent borrowed funds that are payable on demand and accrue interest based on a prevailing money market rate) contributed positively to Fund performance as 7-day SIFMA swaps had no duration, thereby benefiting Fund performance as yields moved higher. The SIFMA Swap Index ended the period with a yield of 3.98%, but fluctuated between 1.66% and 4.47% during the reporting period.

The Fund seeks tax-free income, and its benchmark is the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills. The index is used as the benchmark as there is no published tax-exempt benchmark that mirrors the Fund’s objective. The Fund’s underperformance versus the benchmark was attributable to the yield differential between taxable and tax-exempt securities. At the end of the reporting period, the yield on the ICE BofA U.S. 3-Month Treasury Bill Index was substantially higher than that of the Fund after rising sharply during the period as the Fed aggressively raised interest rates.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Tax-Free Conservative Income Fund, Class F	2.92%	1.06%	1.04%	0.92%
Tax-Free Conservative Income Fund, Class Y	2.92%	1.15%	1.13%	1.01%
ICE BofA U.S. 3-Month Treasury Bill Index	4.47%	1.70%	1.72%	1.47%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Free Conservative Income Fund, Class F and Class Y, versus the ICE BofA U.S. 3-Month Treasury Bill Index

[1]

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 4/22/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Real Return Fund

I. Objective

The Real Return Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

During the one-year period ending September 30, 2023, the Fund was internally managed by SEI Investments Management Corporation (SIMC).

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 2.44%. The Fund’s benchmark—the Bloomberg 1-5 Year U.S. TIPS Index, which tracks the performance of inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of one to five years—returned 2.84%.

IV. Performance Discussion

With inflation proving stickier than anticipated and economic growth showing an unexpected degree of resiliency, the U.S. Federal Reserve (Fed) further tightened monetary policy over the reporting period, as discussed in the shareholder letter. In what may prove to be the last leg of the most aggressive policy tightening cycle in many years, the Fed increased the federal-funds rate by an aggregate of 175 basis points (1.75%) during the period to a range of 5.25% to 5.50%—a level that was unthinkable just a few years ago. Despite failing to deliver a significant tightening of financial conditions, the ongoing monetary policy tightening drove yields higher. For fixed-income investors, the pain of higher interest rates was partially alleviated by more favorable starting conditions in the form of higher yields. These higher yields provided a degree of insulation from the price depreciation caused by rising rates.

As the market embraced a “stronger-for-longer” economic outlook and a “tighter-for-longer” monetary policy outlook, real interest rates were particularly affected. Real rates across the yield curve sold off and, at the end of the reporting period, were firmly in positive yield territory for the first time in over a decade. In a sign of insufficiently tight financial conditions, inflation breakevens (the difference between the nominal yield on a fixed-rate bond and the real yield (an adjusted yield that takes into account the impact of inflation) on an inflation-linked bond of similar maturity and credit quality) performed well over the reporting period and widened by an average of 20 basis points across the yield curve as recession risk faded and forward-looking inflation expectations rose. U.S. Treasury Inflation-Protected Securities (TIPS) outperformed conventional bonds as high inflation delivered impressive inflation-accretion returns and breakeven inflation expectations widened.

Through the exposure to TIPS, Fund performance was within expectations over the reporting period as the Fund manager sought to replicate the performance of the Bloomberg 1-5 Year U.S. TIPS Index.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Real Return Fund, Class F	2.44%	0.98%	2.20%	1.16%	1.68%
Real Return Fund, Class Y	2.44%	1.08%	2.30%	1.26%	1.75%
Bloomberg 1-5 Year U.S. TIPS Index	2.84%	1.45%	2.67%	1.63%	2.13%

Comparison of Change in the Value of a $100,000 Investment in the Real Return Fund, Class F and Class Y, versus the Bloomberg 1-5 Year U.S. TIPS Index

1

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 7/2/09 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Dynamic Asset Allocation Fund

I. Objective

The Dynamic Asset Allocation Fund (the “Fund”) seeks long-term total return.

II. Investment Approach

The Fund uses a sub-advisor to manage the Fund’s portfolio under the general supervision of SEI Investments Management Corporation (SIMC). The sole sub-advisor as of September 30, 2023, was SSGA Funds Management, Inc. (SSGA).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2023, the Fund’s Class F shares returned 17.64%. The Fund’s benchmark–the S&P 500 Index (Gross), which tracks the performance of approximately 500 large-cap U.S. companies–returned 21.62%.

IV. Performance Discussion

A majority of the Fund’s volatility is typically driven by strategic exposure to the S&P 500 Index, which served as the most significant driver of the Fund’s return during the period. The Fund’s tactical trades detracted from both the absolute and relative returns for the reporting period.

As noted in the shareholder letter, the U.S. equity market performed well in the first three quarters of the reporting period as inflation moderated, while the U.S. economy continued to benefit from a strong labor market and corporate profitability. However, the U.S. equities market experienced some weakness in the fourth quarter of the reporting period as investors’ expectations adjusted to a potentially longer period of monetary policy tightening by the U.S. Federal Reserve (Fed). Information technology was the strongest-performing sector within the S&P 500 Index during the period, followed by communication services and energy. Utilities was the weakest-performing sector, followed by real estate and consumer staples. As the market favored more growth-oriented stocks, the typically more defensive sectors experienced unfavorable relative performance.

The largest detractor from the Fund’s relative performance over the reporting period was a short position on the S&P 500 Index, which had a negative impact as the U.S. equity market experienced positive performance over the period. A position in a Goldman Sachs Financial Conditions Index total return swap also detracted from performance as financial conditions proved resilient during the period in which the Fund held the position. A position in a

Bloomberg Commodity Index total return swap detracted from relative performance as commodities faced headwinds over concerns of weakening global demand. A position in gold total return swaps weighed on Fund performance as the gold price was challenged by a strong U.S. dollar and higher interest rates. A relative value position that was long the S&P 500 Equal Weight Index/short the S&P 500 Index detracted from performance as the broad S&P 500 index exhibited relative strength versus the less concentrated equal weight index.

The largest contributor to Fund performance for the reporting period was a short position in Japanese interest rates, which benefited from improving market sentiment regarding Bank of Japan monetary policy. Two S&P 500 Index put option spread positions enhanced the Fund’s relative performance. A relative value position, which benefited from a divergence in monetary policy between the U.S. and Europe, also contributed positively to Fund performance.

Regarding derivatives, the Fund used equity index futures, interest-rate swaps, total return swaps, options on equity indices, options on currency forwards and currency forwards over the reporting period. Derivatives had a meaningful impact on the Fund’s relative performance during the period. Interest rate swaps provided positive performance during the period, benefiting from higher interest rates in Japan and the U.S. Equity index futures hampered Fund performance as equities garnered positive returns during the period, which detracted from short positions in the index. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity total return swaps. This exposure detracted from Fund performance over the reporting period. Options on equity indexes experienced positive performance during the period. Options on currency forwards posted negative returns over the period. Total return swaps on the Goldman Sachs U.S. Financial Conditions Index weighed on Fund performance for the period. Forward-currency contracts did not have a meaningful impact on performance over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Dynamic Asset Allocation Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date
Dynamic Asset Allocation Fund, Class F	17.64%	10.51%	9.67%	9.86%
Dynamic Asset Allocation Fund, Class Y	17.95%	10.75%	9.92%	10.11%
S&P 500 Index (Gross)	21.62%	10.15%	9.92%	11.12%

Comparison of Change in the Value of a $100,000 Investment in the Dynamic Asset Allocation Fund, Class F and Class Y, versus the S&P 500 Index (Gross)

1

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares and Class Y shares were offered beginning 7/30/15. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Strategy Alternative Fund

I. Objective

The Multi-Strategy Alternative Fund (the “Fund”) allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, the Fund may allocate its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (underlying funds); and (ii) one or more investment sub-advisors. During the fiscal year ending September 30, 2023, the Fund allocated its assets among unaffiliated funds and one affiliated fund.

The Fund utilized the following sub-advisors as of September 30, 2023: Brigade Capital Management, LP (Brigade), Global Credit Advisers, LLC (Global Credit), Kettle Hill Capital Management, LLC (Kettle Hill), and Mountaineer Partners Management, LLC (Mountaineer).

Emso Asset Management Limited (EMSO), Putnam Investment Management, LLC (Putnam) and Ramius Advisors, LLC (Ramius) were terminated during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Multi-Strategy Alternative Fund, Class F shares, returned 5.40%. The Fund’s benchmark—the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of three-month Treasury bills—returned 4.47%.

Although the Fund’s performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. government and have a fixed rate of return. Treasury bill investors do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

IV. Performance Discussion

The reporting period was characterized by a notable recovery in global equity markets, which managed to claw back most of their losses from 2022. While there were a number of scares, most notably several regional bank failures in the spring of 2023, as detailed in the shareholder letter, investors grew increasingly confident that the U.S. Federal Reserve (Fed) would be able to engineer a “soft landing”; i.e., tame inflation while inflicting minimal damage on the economy and labor markets. Underneath the headline numbers, however, the market rally was very uneven, driven by a handful of mega-cap technology companies riding the wave of investor excitement about artificial intelligence (AI). Most other stocks posted much more modest gains.

Other risk asset classes such as credit markets generally gained ground along with equities during the reporting period. Interest rate-sensitive assets, notably government bonds, stabilized and even staged a modest rally in the first half of the period, as long-term interest rates fell from recent peaks. However, by the end of the third quarter of 2023, investors had concluded that interest rates most likely will need to stay higher for longer, pushing up long-term rates to new highs, and causing losses in government bond indexes.

The Fund’s participation in the market rally was relatively muted over the reporting period. The Fund’s Equity Long/Short strategy sub-advisors entered the period in a defensive posture and missed some of the early markets gains. Mountaineer, in particular, underperformed during the period due to its defensive posture and emphasis on the industrials and cyclical sectors, which barely participated in the rally. Kettle Hill performed better, but the sub-advisor also had relatively low market exposure.

The Fund’s Relative Value strategy performed well during the period, led by Brigade, which outperformed its benchmark, the Bloomberg Global High Yield Index. EMSO which was focused on emerging-market debt and U.S. corporate credit also contributed to Fund performance.

The period was challenging for some Event-Driven strategies over the reporting period due to the hostile stance of the U.S. Federal Trade Commission (FTC) towards large corporate mergers. The FTC sued to block several transactions. Nevertheless, the Fund’s Even-Driven allocations, Ramius and the Merger Fund, navigated the environment well and posted positive returns over the

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Strategy Alternative Fund (Concluded)

period. Ultimately, the FTC was largely unsuccessful in blocking the deals and most related losses were recovered.

There were numerous significant changes to the Fund’s sub-advisors over the reporting period Putnam (Equity Long/Short) and Ramius (Event-Driven) announced that they wished to terminate the sub-advisory relationships for unrelated reasons. The capital was reallocated to existing sub-advisors within those strategies. In September, SEI decided to terminate the EMSO account for several reasons. This capital also was reallocated to existing sub-advisors.

Derivatives used in the Fund during the reporting period consisted primarily of currency futures and forwards, interest-rate swaps, credit default swaps, and equity and equity-index options. The Fund’s sub-advisors employed derivatives in the Fund primarily for hedging and risk management. The sub-advisors, particularly EMSO, used derivatives mainly to hedge currency and interest-rate risk when they held bonds issued by non-U.S. governments or corporations which may have been denominated in local currency. The sub-advisors, most notably Ramius and Putnam, used equity puts and calls, in an effort to enhance returns or limit losses in common stock positions. On balance, derivatives detracted modestly from Fund performance during the period. As each of EMSO, Ramius, and Putnam are no longer Fund sub-advisors, there most likely will be a reduction in the use of derivative in the Fund going forward.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Strategy Alternative Fund, Class F	5.40%	2.01%	2.14%	2.11%	1.70%
Multi-Strategy Alternative Fund, Class Y	5.68%	2.27%	2.38%	2.32%	1.85%
ICE BofA U.S. 3-Month Treasury Bill Index	4.47%	1.70%	1.72%	1.11%	0.85%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Strategy Alternative Fund, Class F and Class Y, versus the ICE BofA U.S. 3-Month Treasury Bill Index

1

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 3/31/10 and Class Y shares were offered beginning 4/30/15. For periods prior to 4/30/15, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower. Although the Fund’s performance is benchmarked against the return of the ICE BofA U.S. 3-Month Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bill. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Accumulation Fund

I. Objective

The Multi-Asset Accumulation Fund (the “Fund”) seeks to provide total return, including capital appreciation and income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: AQR Capital Management, LLC (AQR) and PanAgora Asset Management Inc. (PanAgora).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year period ending September 30, 2023, the Fund’s Class F shares returned 2.59%. The Fund’s blended benchmark—the MSCI World Index (Net) Hedged (USD) Index (which tracks the equity-market performance of developed markets) (60%) and the Bloomberg Global Aggregate Index, Hedged (USD) (which tracks the performance of investment-grade fixed-income securities denominated in 13 currencies) (40%)—returned 13.55%.

IV. Performance Discussion

Major asset-class performance globally was mixed during the reporting period. As discussed in the shareholder letter, global equities and global credit performed well as the markets pushed out the timing of a potential economic recession. Additionally, markets have largely priced in a mild recession at worst if and when it occurs. Global nominal bond markets, however, were challenged by higher interest rates as central banks remained steadfast in dealing with inflation through tight monetary policy. Commodities (as measured by the Bloomberg Commodity Index) declined modestly as weakness in natural gas prices weighed on the overall market. Despite the poor performance of natural gas, there were pockets of strength in the energy sector, with double-digit returns for both Brent crude oil and West Texas Intermediate (WTI) crude oil.

Risk assets performed well during the reporting period as central banks were able to bring inflation under control through tight monetary policy, potentially avoiding a “hard landing” (which occurs when a country's economy rapidly shifts from growth to slow growth to flat as it approaches a recession) across major economies. Despite the strength in risk assets, nominal sovereign bonds were challenged in this rising interest-rate environment, especially in the U.S., U.K. and Germany. Japanese government bonds recorded slightly positive returns as the Bank of Japan did not embark on a monetary policy tightening campaign during the reporting period. Industrial metals faced headwinds with concerns over demand as China’s recovery from its zero-COVID policy was underwhelming. The agriculture sector recorded modestly negative returns, while precious metals saw virtually flat performance for the period.

The Fund’s overweight allocation to sovereign bonds relative to the Bloomberg Global Aggregate Index was the greatest detractor from relative performance for the reporting period; developed bond markets posted negative returns as global central banks maintained tight monetary policy. Within the asset class, U.S. Treasurys, U.K. gilts and German Bunds were among the weakest-performing markets over the reporting period. The Fund’s exposure to global inflation-linked bonds had a negligible impact on performance as most of the declines in this sector occurred in 2022. The Fund’s lower average concentration in global equities relative to its blended benchmark detracted from performance during the period as most global equity markets rallied. The Fund’s exposure to commodities was a modest detractor from performance as commodities underperformed global stocks over the reporting period.

Among the Fund’s managers, both AQR and PanAgora recorded negative returns during the reporting period, and underperformed the Fund’s blended benchmark. The exposure to global sovereign bonds and an underweight versus the benchmark to global equities provided headwinds for both managers. Exposure to commodities also detracted from Fund performance for both managers.

Regarding derivatives, the Fund used equity index futures, bond index futures, interest-rate swaps, commodity futures, total-return swaps, and currency forwards over the period in an effort to provide cost-effective exposures to desired asset classes. Derivatives had a meaningful impact on Fund performance during the period. Sovereign bond index futures, interest-rate swaps and, to a lesser extent, sovereign bond total-return swaps (used for market exposure) produced negative returns, as interest rates rose globally (on average) over the period. Both developed-market and emerging-market equity futures (used for market exposure) contributed positively to Fund performance. The Fund has a controlled foreign corporation designed to provide commodity exposure, primarily through commodity futures and, to a lesser extent, commodity total-return swaps, as commodities are a key part of the Fund’s strategy. The commodity futures provide strategic exposure to a diversified mix of underlying commodities. This exposure detracted from Fund performance over the period.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Accumulation Fund (Concluded)

Forward-currency contracts on emerging-market currencies (used for market exposure) contributed to both the Fund’s absolute and benchmark-relative returns. The Fund employed forward currency contracts on developed-market currencies principally to hedge foreign-currency risk relative to the U.S. dollar. These exposures contributed positively to Fund performance over the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Accumulation Fund, Class F	2.59%	-2.59%	0.99%	2.78%	3.00%
Multi-Asset Accumulation Fund, Class Y	2.73%	-2.40%	1.19%	2.98%	3.17%
MSCI World Index (Net) (Hedged) (USD)	21.54%	10.16%	8.71%	9.91%	10.81%
Bloomberg Global Aggregate Index, (Hedged) (USD)	2.10%	-3.71%	0.57%	1.84%	1.94%
60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD), and Bloomberg Global Aggregate Index	13.55%	4.62%	5.70%	6.83%	7.39%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Accumulation Fund, Class F and Class Y, versus the 60/40 Hybrid consisting of the MSCI World Index (Net) (Hedged) (USD) and Bloomberg Global Aggregate Index.

1

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

N/A — Not available.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Income Fund

I. Objective

The Multi-Asset Income Fund (the “Fund”) seeks to provide total return with an emphasis on current income.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund used the following sub-advisors as of September 30, 2023: Goldman Sachs Asset Management, LP (Goldman Sachs), Western Asset Management Company, LLC, Western Asset Management Company Limited and Western Asset Management Company PTE Ltd. (Western).

SSGA Funds Management, Inc. (SSGA) was terminated and SIMC was added during the Fund’s fiscal year.

III. Returns

For the one-year reporting period ending September 30, 2023, the Fund’s Class F shares returned 8.02%. The Fund’s blended benchmark–the Bloomberg U.S. Aggregate Bond Index, which tracks the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market (45%), the ICE BofA U.S. High Yield Constrained Index, which tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. (40%), and the MSCI All-Country World Index (ACWI) (Net) (USD), a market capitalization-weighted index that tracks the performance of over 2,000 companies, and is representative of the market structure of 48 developed and emerging-market countries in North and South America, Europe, Africa, and the Pacific Rim and is calculated with net dividends reinvested in U.S. dollars. (15%)–returned 7.10%.

IV. Performance Discussion

U.S. Treasury yields rose significantly over the 12-month reporting period, as noted in the shareholder letter, with most of the increase coming over the second half of the period. Yields across the curve reached their highest levels since the global financial crisis of 2007-2008 as the Federal Reserve (Fed) raised the federal-funds rate by a total of 225 basis points (2.25%) over six meetings to a 22-year high. After the Fed’s meeting in September 2023, projections from the central bank indicated the likelihood of one more increase before the end of the year. Fed Chair Jerome Powell reiterated the Fed’s commitment to a 2% inflation target during his September post-policy meeting news conference, and noted that, while the inflation rate has declined dramatically over the reporting period, it remains stubbornly higher than the 2% target.

Despite the increase in nominal rates, credit market spreads contracted during the reporting period, reflecting both low default rates and attractive corporate balance sheets, and also the attractiveness of riskier bonds in an inflationary environment. Lower-quality segments of the corporate credit market, such as high-yield bonds and bank loans, were the strongest performers over the period, as investors deemed that a deterioration in credit quality or a sharp rise in defaults for high-yield bond issuers was unlikely. Securitized credit also garnered positive returns as the generally lower duration of the asset class provided some relief in a rising-yield environment. Emerging-market debt outperformed developed-market bonds during the period. China’s reopening drove economic activity in the region and expectations of the Fed nearing the end of its monetary policy tightening cycle created a favorable environment for the asset class.

The largest contributor to Fund performance during the reporting period was an overweight allocation to emerging-market debt as China's economic reopening late in 2022 bolstered trade and growth in the region. The Fund’s exposure to bank loans and collateralized loan obligations (CLOs) also contributed to performance; bank loans benefited from broad-based spread compression across risk assets, while demand for floating-rate loans in a rising-rate environment helped drive CLO performance. The greatest challenge to Fund performance over the period was an underweight to equities as stocks were the strongest-performing asset class over the reporting period. The Fund’s dividend-oriented mandate also struggled in a growth-oriented market environment.

Among the Fund’s managers, Goldman Sachs contributed to the Fund’s relative performance during the reporting period due to its overweight allocation to emerging-market debt, as well as strong security selection within high-yield debt. Given the rise in Treasury yields during the period, the manager’s long duration positioning detracted from Fund performance. Western detracted from Fund performance due to the negative impact of its overall long duration positioning. Further, Western’s exposure to high-yield bonds bolstered Fund performance given broad-based spread compression across risk assets during the period, while its bank loan exposure benefited from the segment’s lack of duration in a rising-rate climate. Prior to its termination from the Fund in February, SSGA’s covered-call strategy produced performance within our expectations. Following its inclusion into the Fund, the performance of SIMC’s dividend equity strategy also met expectations; however,

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Income Fund (Concluded)

the manager’s mandate significantly lagged its broad-market equity benchmark in a growth-led rally.

Regarding the use of derivatives, the Fund employed total-return swaps on bond futures, interest-rate swaps, and futures and options on exchange-traded funds, equity indexes, credit default swaps, and currency forwards. The Fund employed derivatives for various reasons, including fixed-income relative value, to generate option income, and hedge interest-rate risk. Derivatives had a meaningful impact on Fund performance. Interest-rate futures were used to manage duration, and detracted from Fund performance as yields increased during the period. Short exposure to interest-rate swaps had a modestly positive impact on performance for the reporting period. Options used as part of the covered-call strategy contributed to Fund performance. Currency forwards had a slightly negative impact on performance. The Fund’s exposure to investment-grade credit and high-yield bonds through credit default swaps did not contribute meaningfully to Fund performance over the period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Income Fund, Class F	8.02%	-0.25%	1.83%	3.43%	4.16%
Multi-Asset Income Fund, Class Y	8.12%	-0.14%	1.93%	3.52%	4.24%
Bloomberg U.S. Aggregate Bond Index	0.64%	-5.21%	0.10%	1.13%	1.09%
ICE BofA U.S. High Yield Constrained Index	10.19%	1.82%	2.78%	4.16%	4.82%
MSCI All Country World Index (Net)	20.80%	6.89%	6.46%	7.56%	8.37%
45/40/15 Hybrid consisting of the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index and MSCI All Country World Index (Net)	7.10%	-0.21%	2.74%	4.01%	4.34%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Income Fund, Class F and Class Y, versus the 45/40/15 Hybrid consisting of the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. High Yield Constrained Index, and MSCI All Country World Index (Net)

[1]

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12. Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Inflation Managed Fund

I. Objective

The Multi-Asset Inflation Managed Fund (the “Fund”) seeks to provide total return exceeding the rate of inflation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: AllianceBernstein L.P. (AllianceBernstein), Columbia Management Investment Advisers, LLC (Columbia), Credit Suisse Asset Management, LLC (Credit Suisse), and Franklin Advisers, Inc. (Franklin).

Columbia manages a wholly-owned subsidiary of the Fund. Columbia has delegated certain of its duties to Threadneedle International Ltd. as a sub-advisor. Credit Suisse also manages the wholly-owned subsidiary of the Fund.

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the full year ended September 30, 2023, the Fund’s Class F shares returned 1.46%. The Fund’s blended benchmark–—the Bloomberg 1-5 Year U.S. TIPS Index (which tracks the performance of U.S. Treasury Inflation-Protected Securities (TIPS) with maturities between one and five years) (70%), the Bloomberg Commodity Index (which tracks the performance of a basket of commodities) (20%), and the S&P 500 Index (gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (10%)–returned 3.90%.

IV. Performance Discussion

Real assets experienced mixed performance over the reporting period. Commodities moved lower over the period, while Treasury Inflation-Protected Securities (TIPS) and U.S. equities garnered positive returns. Within the commodities market, declines in energy and grain prices followed outsized gains in 2022 after the Russian invasion in Ukraine had disrupted trade and supply of energy and food, as further discussed in the shareholder letter. Soft commodities (such as agricultural products and livestock) outperformed, while precious metals also experienced strong performance, as investors looked to the asset class for its potential ability to hedge risk in an inflationary economy. Despite the rise in interest rates, short-dated TIPS (as measured by the Bloomberg 1-5 Year U.S. TIPS Index) still posted gains for the reporting period; however, the overall TIPS market saw mixed performance as longer-dated TIPS recorded negative returns during the period.

The Fund managers’ performance was mixed during the reporting period. Franklin’s inflation-sensitive equity long/short strategy was challenged; the strategy’s short position in consumer discretionary was the largest detractor from performance, while the long exposure to the energy sector (which diverged from negative commodity performance) was the most notable positive contributor. Security selection within the commodities sector bolstered the performance of the Fund’s commodities managers, Columbia and Credit Suisse, in aggregate. AllianceBernstein outperformed, benefiting from an overweight allocation to credit-spread sectors as credit spreads tightened. The TIPS market experienced mixed performance during the reporting period; short-dated TIPS ended with modestly positive returns, while longer-dated TIPS lost ground. AllianceBernstein’s focus on the short end of the TIPS yield curve was within its mandate’s expectations.

Regarding derivatives, the Fund used commodity futures, commodity total-return swaps, bond-index futures, equity-index futures, options on futures, and interest-rate swaps during the reporting period. The use of derivatives had a meaningful impact on Fund performance. The Fund employed short positions in U.S. Treasury futures and interest-rate swaps to hedge duration risk for a portion of the Fund’s corporate-bond exposure. The hedge contributed positively to Fund performance as interest rates rose. A short position in global equity total-return swaps was implemented to hedge risk for a portion of the Fund’s long equity positions. This hedge detracted from Fund performance as global equities recorded positive returns for the reporting period. Within the Fund, a controlled foreign corporation was established to provide additional exposure to commodities, including commodity futures and commodity total-return swaps. The commodity futures, commodity total-return swaps, and options on futures exposure, used to provide strategic exposure to a diversified mix of underlying commodities, saw negative performance over the period. Forward-currency contracts on developed-market currencies, which were used principally to hedge foreign-currency risk relative to the U.S. dollar, detracted from Fund performance over the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Inflation Managed Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Inflation Managed Fund, Class F	1.46%	6.95%	3.26%	0.87%	0.33%
Multi-Asset Inflation Managed Fund, Class Y	1.75%	7.22%	3.53%	1.09%	0.51%
Bloomberg 1-5 Year U.S. TIPS Index	2.84%	1.45%	2.67%	1.63%	1.37%
Bloomberg Commodity Index	-1.30%	16.23%	6.13%	-0.75%	-1.54%
S&P 500 Index (Gross)	21.62%	10.15%	9.92%	11.91%	12.52%
70/20/10 Hybrid consisting of the Bloomberg 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index and S&P 500 Index (Gross)	3.90%	5.40%	4.36%	2.27%	1.93%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Inflation Managed Fund, Class F and Class Y, versus a 70/20/10 Hybrid consisting of the Bloomberg 1-5 Year U.S. TIPS Index, Bloomberg Commodity Index and the S&P 500 Index (Gross).

SEI Institutional Managed Trust

1

For the year ended 9/30/23. Past performance is no indication of future performance. Class F shares were offered beginning 4/09/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for the period reflect fee waivers and/or reimbursements in effect for the period; absent fee waivers and reimbursements, performance would have been lower.

SEI Institutional Managed Trust

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

September 30, 2023 (Unaudited)

Multi-Asset Capital Stability Fund

I. Objective

The Multi-Asset Capital Stability Fund (the “Fund”) seeks to manage the risk of a loss while providing current income and an opportunity for capital appreciation.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisors with differing investment strategies to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisors as of September 30, 2023: AllianceBernstein, L.P. (AllianceBernstein) and Janus Henderson Investors US LLC (Janus).

No manager changes were made during the Fund’s fiscal year.

III. Returns

For the one-year ending September 30, 2023, the Fund’s Class F shares returned 4.19%. The Fund’s blended benchmark—the Bloomberg 1-3 Year U.S. Government/Credit Index (which measures the performance of investment-grade, U.S. dollar-denominated, fixed-rate U.S. Treasurys, government-related and corporate securities with maturities of 1 to 3 years) (95%) and S&P 500 Index (gross) (which tracks the performance of approximately 500 large U.S. companies that are considered representative of the broad U.S. stock market) (5%)—returned 3.70%.

IV. Performance Discussion

Major asset-class performance globally was mixed during the reporting period. As discussed in the shareholder letter, global equities and global credit performed well as the markets pushed out the timing of a potential economic recession. Additionally, markets have largely priced in a mild recession at worst if and when it occurs. Global nominal bond markets, however, were challenged by higher interest rates as central banks remained steadfast in dealing with inflation through tight monetary policy. Commodities (as measured by the Bloomberg Commodity Index) declined modestly as weakness in natural gas prices weighed on the overall market. Despite the poor performance of natural gas, there were pockets of strength in the energy sector, with double-digit returns for both Brent crude oil and West Texas Intermediate crude oil.

During the reporting period, the Fund’s positive absolute performance was within expectations for its mandate, and it outperformed its blended benchmark. Throughout most of the period, the Fund maintained exposure to equities that was in line with its historical average, while maintaining below-historical average exposure to fixed income. The primary contributor to relative performance was the Fund’s overweight allocation to global equities versus its blended benchmark. Additionally, the Fund’s use of cash as the primary risk-mitigation asset (rather than nominal bonds) benefited performance as most major developed bond markets recorded negative returns over the reporting period. The Fund’s exposure to credit (both investment-grade and high yield) contributed modestly to performance. A tactical position in U.S. Treasury Inflation-Protected Securities (TIPS) slightly detracted from both the Fund’s absolute and relative performance for the period.

Regarding derivatives, the Fund used credit-default swaps, equity-index futures, bond-index futures, interest-rate swaps, equity options, interest-rate swaptions, and currency forwards over the reporting period. Derivatives are primarily used to provide cost-effective exposures to the desired asset classes and had a meaningful impact on Fund performance during the period. The use of stock index futures, primarily developed-market equities used for market exposure, resulted in positive performance during the period. Interest-rate futures and swaps detracted from Fund performance over the period as interest rates generally moved higher globally. Small positions in credit-default swaps, used to gain exposure to high-yield and investment-grade credit, contributed positively to Fund performance. The Fund employed forward-currency contracts on developed-market currencies principally to hedge foreign-currency risk relative to the U.S. dollar. These hedges had a positive effect on Fund performance for the reporting period.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Institutional Managed Trust

AVERAGE ANNUAL TOTAL RETURN[1]
	1 Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
Multi-Asset Capital Stability Fund, Class F	4.19%	1.00%	1.89%	1.84%	1.61%
Multi-Asset Capital Stability Fund, Class Y	4.30%	1.10%	1.99%	1.93%	1.69%
Bloomberg 1-3 year U.S. Government/Credit Index	2.77%	(0.72)%	1.21%	1.02%	1.00%
S&P 500 Index (Gross)	21.62%	10.15%	9.92%	11.91%	12.52%
95/5 Hybrid consisting of Bloomberg 1-3 Year U.S. Government/Credit Index and S&P 500 Index (Gross)	3.70%	(0.13)%	1.71%	1.59%	1.60%

Comparison of Change in the Value of a $100,000 Investment in the Multi-Asset Capital Stability Fund, Class F and Class Y, versus a 95/5 Hybrid of the following indexes: the Bloomberg 1-3 Year U.S. Government/Credit Index, and the S&P 500 Index (Gross).

[1]

For the year ended 9/30/23. Past performance is not an indication of future performance. Class F shares were offered beginning 4/9/12 and Class Y shares were offered beginning 12/31/14. For periods prior to 12/31/14, the performance of the Fund’s Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.7%

Communication Services — 7.2%
Alphabet Inc, Cl A *	88,197	$11,542
Alphabet Inc, Cl C *	188,524	24,857
AT&T Inc	239,840	3,602
Comcast Corp, Cl A	142,077	6,300
Fox Corp, Cl A	57,265	1,787
Liberty Media -Liberty Formula One, Cl C *	54,837	3,416
Meta Platforms Inc, Cl A *	83,824	25,165
Netflix Inc *	8,096	3,057
Nexstar Media Group Inc, Cl A	7,733	1,109
Paramount Global, Cl B	22,664	292
Pinterest Inc, Cl A *	39,150	1,058
TEGNA Inc	150,197	2,188
T-Mobile US Inc	67,629	9,472
Trade Desk Inc/The, Cl A *	47,680	3,726
Verizon Communications Inc	193,284	6,264
Walt Disney Co/The *	160,172	12,982

		116,817
Consumer Discretionary — 9.8%
Amazon.com Inc, Cl A *	266,546	33,883
Autoliv Inc	14,037	1,354
AutoNation Inc *	7,577	1,147
AutoZone Inc *	726	1,844
Best Buy Co Inc	70,574	4,903
Bloomin' Brands Inc	60,688	1,492
BorgWarner Inc	51,591	2,083
Dick's Sporting Goods Inc	36,476	3,961
Dillard's Inc, Cl A	6,450	2,134
DraftKings Inc, Cl A *	81,183	2,390
eBay Inc	56,727	2,501
Foot Locker Inc, Cl A *	23,394	406
Ford Motor Co	65,375	812
General Motors Co	161,784	5,334
Harley-Davidson Inc, Cl A	49,267	1,629

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Home Depot Inc/The	13,650	$4,125
Kohl's Corp	24,781	519
Lennar Corp, Cl A	12,211	1,370
Lithia Motors Inc, Cl A	10,129	2,991
Lowe's Cos Inc	55,559	11,547
Magna International Inc, Cl A	39,591	2,122
MercadoLibre Inc *	4,032	5,112
MGM Resorts International *	117,451	4,318
Mobileye Global Inc, Cl A *	30,063	1,249
NIKE Inc, Cl B	108,684	10,392
O'Reilly Automotive Inc *	1,659	1,508
Penske Automotive Group Inc, Cl A	5,456	911
Phinia Inc	12,286	329
PulteGroup Inc	93,106	6,895
PVH Corp	11,442	875
Ross Stores Inc	101,920	11,512
Service Corp International/US	51,314	2,932
Starbucks Corp	72,980	6,661
Tesla Inc *	23,718	5,935
Trip.com Group Ltd ADR *	65,851	2,303
Whirlpool Corp	27,260	3,645
Williams-Sonoma Inc	30,798	4,786

		157,910
Consumer Staples — 6.4%
Altria Group Inc	46,068	1,937
Archer-Daniels-Midland Co	20,067	1,513
Coca-Cola Co/The	146,094	8,178
Colgate-Palmolive Co	34,871	2,480
Conagra Brands Inc	263,174	7,216
Dollar General Corp	41,094	4,348
Ingredion Inc	72,988	7,182
J M Smucker Co/The	53,849	6,619
Kenvue Inc	169,037	3,394
Kraft Heinz Co/The	9,187	309
Kroger Co/The	268,628	12,021
Molson Coors Beverage Co, Cl B	30,456	1,937
Mondelez International Inc, Cl A	85,885	5,960
PepsiCo Inc	62,828	10,646
Philip Morris International Inc	106,185	9,831
Sysco Corp, Cl A	145,077	9,582
Target Corp, Cl A	33,894	3,748
Tyson Foods Inc, Cl A	105,363	5,320
Walgreens Boots Alliance Inc	38,987	867

		103,088
Energy — 4.7%
Baker Hughes Co, Cl A	173,425	6,125
BP PLC ADR	131,377	5,087
Canadian Natural Resources Ltd	89,208	5,769
Chesapeake Energy Corp	31,422	2,710
Chevron Corp	75,839	12,788
ConocoPhillips	81,177	9,725

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Devon Energy Corp	66,117	$3,154
EOG Resources Inc	75,896	9,621
Exxon Mobil Corp	16,215	1,907
Hess Corp	3,244	496
HF Sinclair Corp	35,358	2,013
Marathon Oil Corp	12,387	331
Marathon Petroleum Corp	29,810	4,511
Phillips 66	23,171	2,784
Schlumberger NV, Cl A	64,571	3,765
Shell PLC ADR	30,942	1,992
Valero Energy Corp	27,947	3,960

		76,738
Financials — 13.5%
Aflac Inc	81,002	6,217
Allstate Corp/The	55,820	6,219
American Financial Group Inc/OH	10,346	1,155
Ameriprise Financial Inc	16,732	5,516
Apollo Global Management Inc	3,670	329
Ares Management Corp, Cl A	3,156	325
Bank of America Corp	321,127	8,792
Bank of New York Mellon Corp/The	19,244	821
Berkshire Hathaway Inc, Cl B *	48,951	17,147
Capital One Financial Corp	33,366	3,238
Charles Schwab Corp/The	60,560	3,325
Citigroup Inc	178,158	7,328
Citizens Financial Group Inc	9,142	245
CME Group Inc, Cl A	7,554	1,512
Discover Financial Services	33,010	2,860
Everest Group Ltd	1,843	685
Fifth Third Bancorp	115,704	2,931
First American Financial Corp	14,531	821
Global Payments Inc	120,935	13,955
Goldman Sachs Group Inc/The	996	322
Hartford Financial Services Group Inc/The	69,124	4,902
JPMorgan Chase & Co	79,023	11,460
KeyCorp	97,020	1,044
Markel Group Inc *	8,135	11,979
Marsh & McLennan Cos Inc	55,548	10,571
Mastercard Inc, Cl A	798	316
Moody's Corp	29,213	9,236
Morgan Stanley	11,750	960
New York Community Bancorp Inc	259,581	2,944
Progressive Corp/The	57,358	7,990
Radian Group Inc	16,498	414
Raymond James Financial Inc	11,898	1,195
Regions Financial Corp	212,723	3,659
Reinsurance Group of America Inc, Cl A	17,568	2,551
S&P Global Inc	20,010	7,312
Starwood Property Trust Inc ‡	32,387	627
State Street Corp	122,316	8,190
Synchrony Financial	77,838	2,379
Unum Group	6,781	333

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
US Bancorp	241,322	$7,978
Visa Inc, Cl A	104,955	24,141
Voya Financial Inc	4,791	318
Wells Fargo & Co	115,137	4,704
Willis Towers Watson PLC	48,312	10,095

		219,041
Health Care — 14.8%
AbbVie Inc	34,264	5,107
Acadia Healthcare Co Inc, Cl A *	46,772	3,289
Amgen Inc, Cl A	38,169	10,258
AstraZeneca PLC ADR	76,964	5,212
Baxter International Inc	136,426	5,149
Biogen Inc *	8,964	2,304
Boston Scientific Corp *	59,857	3,160
Bristol-Myers Squibb Co	155,447	9,022
Cardinal Health Inc	34,293	2,977
Cencora Inc, Cl A	66,235	11,920
Centene Corp *	5,276	363
Cigna Group/The	3,135	897
CVS Health Corp	187,434	13,087
Danaher Corp, Cl A	42,146	10,456
DaVita Inc *	4,103	388
DENTSPLY SIRONA Inc	83,788	2,862
Eli Lilly & Co	7,084	3,805
Exelixis Inc *	70,404	1,538
Gilead Sciences Inc	63,484	4,757
GSK PLC ADR	83,573	3,030
HCA Healthcare Inc	13,474	3,314
Humana Inc	18,782	9,138
Jazz Pharmaceuticals PLC *	31,805	4,117
Johnson & Johnson	191,313	29,797
Koninklijke Philips *	16,231	324
Lantheus Holdings Inc *	16,726	1,162
McKesson Corp	29,577	12,862
Medtronic PLC	79,267	6,211
Merck & Co Inc	94,491	9,728
Mettler-Toledo International Inc *	10,186	11,287
Natera Inc *	87,218	3,859
Organon & Co	15,833	275
Perrigo Co PLC	92,473	2,955
Pfizer Inc	237,127	7,866
QuidelOrtho Corp *	10,714	783
Revvity Inc	20,840	2,307
Thermo Fisher Scientific Inc	13,628	6,898
TransMedics Group Inc *	57,698	3,159
UnitedHealth Group Inc	32,254	16,262
Vaxcyte Inc *	26,085	1,330
Vertex Pharmaceuticals Inc *	19,131	6,653
Viatris Inc, Cl W	49,717	490

		240,358

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 12.2%
AerCap Holdings NV *	62,810	$3,936
AGCO Corp	28,514	3,373
Alaska Air Group Inc *	80,294	2,977
Allison Transmission Holdings Inc	37,699	2,227
American Airlines Group Inc *	127,347	1,631
Caterpillar Inc, Cl A	1,327	362
Chart Industries Inc *	13,230	2,238
CNH Industrial NV	22,669	274
Cummins Inc	24,677	5,638
Delta Air Lines Inc, Cl A	89,962	3,329
Eaton Corp PLC	21,926	4,676
Emerson Electric Co	24,649	2,380
Equifax Inc	26,848	4,918
FedEx Corp	54,639	14,475
Fortive Corp	174,964	12,975
GFL Environmental Inc	212,703	6,755
GXO Logistics Inc *	198,654	11,651
HEICO Corp	7,622	1,234
Honeywell International Inc	75,534	13,954
Huntington Ingalls Industries Inc, Cl A	10,975	2,245
IDEX Corp	17,250	3,588
Jacobs Solutions Inc	29,315	4,002
Knight-Swift Transportation Holdings Inc, Cl A	101,784	5,105
L3Harris Technologies Inc	20,797	3,621
Lockheed Martin Corp	8,565	3,503
ManpowerGroup Inc	43,604	3,197
Owens Corning	34,317	4,681
Parker-Hannifin Corp, Cl A	23,421	9,123
Paychex Inc	5,604	646
Ryder System Inc	14,973	1,601
Snap-on Inc	9,818	2,504
Textron Inc	56,360	4,404
Timken Co/The	61,063	4,488
TransDigm Group Inc *	21,482	18,112
United Airlines Holdings Inc *	19,870	841
United Parcel Service Inc, Cl B	58,899	9,181
Vertiv Holdings Co, Cl A	75,867	2,822
Westinghouse Air Brake Technologies Corp	14,105	1,499
WW Grainger Inc	18,547	12,832

		196,998
Information Technology — 22.7%
Adobe Inc *	42,607	21,725
Advanced Micro Devices Inc *	48,233	4,959
Amdocs Ltd	51,821	4,378
Amkor Technology Inc	51,908	1,173
Amphenol Corp, Cl A	108,662	9,127
Apple Inc	309,126	52,925
Applied Materials Inc	42,015	5,817
Arista Networks Inc *	9,068	1,668
Arrow Electronics Inc, Cl A *	20,514	2,569

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Broadcom Inc	2,831	$2,351
Cadence Design Systems Inc *	18,825	4,411
Cirrus Logic Inc *	12,623	934
Cisco Systems Inc	151,519	8,146
Datadog Inc, Cl A *	51,842	4,722
Dell Technologies Inc, Cl C	36,916	2,544
DXC Technology Co *	63,528	1,323
Flex Ltd *	20,930	565
Fortinet Inc *	23,850	1,400
Hewlett Packard Enterprise Co	249,894	4,341
HP Inc	124,604	3,202
Intel Corp	118,591	4,216
International Business Machines Corp	24,273	3,406
Intuit Inc	23,887	12,205
Jabil Inc	68,671	8,714
Manhattan Associates Inc *	2,962	585
Marvell Technology Inc	183,135	9,913
Microchip Technology Inc	227,091	17,724
Micron Technology Inc	54,334	3,696
Microsoft Corp	201,808	63,721
NVIDIA Corp	51,921	22,585
ON Semiconductor Corp *	50,746	4,717
Oracle Corp, Cl B	73,084	7,741
QUALCOMM Inc	90,748	10,079
Roper Technologies Inc	21,630	10,475
Salesforce Inc *	50,377	10,215
SAP SE ADR	85,766	11,091
ServiceNow Inc *	4,229	2,364
Skyworks Solutions Inc	3,042	300
Taiwan Semiconductor Manufacturing Co Ltd ADR	10,858	944
Teradyne Inc	71,961	7,229
Vishay Intertechnology Inc	115,899	2,865
VMware Inc, Cl A *	31,155	5,187
Vontier Corp	227,465	7,033
Xerox Holdings Corp	83,008	1,302

		366,587
Materials — 3.9%
Air Products and Chemicals Inc	46,345	13,134
Avery Dennison Corp	14,381	2,627
Berry Global Group Inc	31,426	1,946
Crown Holdings Inc	71,500	6,326
Eastman Chemical Co	73,135	5,611
Freeport-McMoRan Inc, Cl B	71,931	2,682
Graphic Packaging Holding Co	13,677	305
Huntsman Corp	158,009	3,855
Linde PLC	27,030	10,065
LyondellBasell Industries NV, Cl A	3,410	323
Martin Marietta Materials Inc, Cl A	4,861	1,995
Mosaic Co/The	15,728	560
Newmont Corp	67,378	2,490
O-I Glass Inc, Cl I *	44,115	738

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Reliance Steel & Aluminum Co	8,194	$2,149
Sherwin-Williams Co/The, Cl A	9,816	2,504
Steel Dynamics Inc	9,490	1,017
Sylvamo Corp	40,871	1,796
Vulcan Materials Co	10,672	2,156
Westrock Co	8,670	310

		62,589
Real Estate — 1.3%
American Tower Corp, Cl A ‡	55,725	9,164
Crown Castle Inc ‡	67,313	6,195
Howard Hughes Holdings Inc *	35,813	2,655
Omega Healthcare Investors Inc ‡	57,992	1,923
Sabra Health Care REIT Inc ‡	73,150	1,020
Service Properties Trust ‡	89,393	687

		21,644
Utilities — 2.2%
Ameren Corp	14,513	1,086
CMS Energy Corp	51,784	2,750
Edison International	104,559	6,617

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
FirstEnergy Corp	180,214	$6,160
NRG Energy Inc	144,416	5,563
PPL Corp	319,532	7,528
UGI Corp	103,502	2,381
Vistra Corp	94,721	3,143

		35,228
Total Common Stock
(Cost $1,071,099) ($ Thousands)		1,596,998

CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	19,609,846	19,610

Total Cash Equivalent
(Cost $19,610) ($ Thousands)		19,610

Total Investments in Securities — 99.9%
(Cost $1,090,709) ($ Thousands)		$1,616,608

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI	49	Dec-2023	$10,811	$10,598	$(213)
S&P Mid Cap 400 Index E-MINI	18	Dec-2023	4,564	4,537	(27)
			$15,375	$15,135	$(240)

Percentages are based on Net Assets of $1,617,891 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,596,998	–	–	1,596,998
Cash Equivalent	19,610	–	–	19,610
Total Investments in Securities	1,616,608	–	–	1,616,608

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(240)	–	–	(240)
Total Other Financial Instruments	(240)	–	–	(240)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$1,266	$67,382	$(68,622)	$(20)	$(6)	$—	$67	$—
SEI Daily Income Trust, Government Fund, Institutional Class	15,252	355,481	(351,123)	—	—	19,610	653	—
Totals	$16,518	$422,863	$(419,745)	$(20)	$(6)	$19,610	$720	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Value Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.0%

Communication Services — 7.5%
Alphabet Inc, Cl A *	48,296	$6,320
Alphabet Inc, Cl C *	2,041	269
AT&T Inc	1,320,970	19,841
BCE Inc	272,263	10,392
Comcast Corp, Cl A	507,972	22,524
Fox Corp, Cl A	117,686	3,672
Meta Platforms Inc, Cl A *	26,627	7,994
Nexstar Media Group Inc, Cl A	9,818	1,408
Paramount Global, Cl B	56,061	723
TEGNA Inc	94,393	1,375
T-Mobile US Inc	59,317	8,307
Verizon Communications Inc	167,004	5,413
Walt Disney Co/The *	52,590	4,262

		92,500
Consumer Discretionary — 5.8%
Autoliv Inc	18,618	1,796
AutoNation Inc *	12,701	1,923
Bloomin' Brands Inc	59,825	1,471
BorgWarner Inc	26,812	1,082
Dick's Sporting Goods Inc	14,390	1,562
Dillard's Inc, Cl A	7,538	2,494
eBay Inc	38,550	1,700
Foot Locker Inc, Cl A *	31,098	540
Ford Motor Co	185,547	2,305
General Motors Co	279,508	9,215
Genuine Parts Co	102,865	14,852
Goodyear Tire & Rubber Co/The *	141,512	1,759
Harley-Davidson Inc, Cl A	31,143	1,030
Kohl's Corp	23,092	484
Lennar Corp, Cl A	30,058	3,373
Lithia Motors Inc, Cl A	8,992	2,656
Lowe's Cos Inc	49,572	10,303
Magna International Inc, Cl A	18,453	989
NVR Inc *	78	465

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Penske Automotive Group Inc, Cl A	13,566	$2,266
PulteGroup Inc	70,857	5,247
PVH Corp	13,197	1,010
Williams-Sonoma Inc	20,334	3,160

		71,682
Consumer Staples — 9.0%
Altria Group Inc	213,204	8,965
Archer-Daniels-Midland Co	82,751	6,241
Conagra Brands Inc	168,205	4,612
Diageo PLC ADR	40,805	6,087
Ingredion Inc	72,344	7,119
Kenvue Inc	495,721	9,954
Kraft Heinz Co/The	56,221	1,891
Kroger Co/The	371,657	16,632
Molson Coors Beverage Co, Cl B	104,071	6,618
Philip Morris International Inc	156,341	14,474
Target Corp, Cl A	94,360	10,433
Tyson Foods Inc, Cl A	136,847	6,910
Unilever PLC ADR	172,210	8,507
Walgreens Boots Alliance Inc	134,840	2,999

		111,442
Energy — 9.2%
APA Corp	43,909	1,804
BP PLC ADR	136,639	5,291
Canadian Natural Resources Ltd	37,000	2,393
Chevron Corp	141,628	23,881
ConocoPhillips	180,628	21,639
Devon Energy Corp	34,255	1,634
Exxon Mobil Corp	273,934	32,209
HF Sinclair Corp	28,302	1,611
Marathon Oil Corp	94,717	2,534
Marathon Petroleum Corp	50,944	7,710
Phillips 66	36,211	4,351
Shell PLC ADR	61,589	3,965
Valero Energy Corp	36,531	5,177

		114,199
Financials — 19.1%
Aflac Inc	78,802	6,048
Allstate Corp/The	17,830	1,986
Ally Financial Inc	31,400	838
American Financial Group Inc/OH	20,349	2,272
American International Group Inc	29,934	1,814
Ameriprise Financial Inc	15,721	5,183
Annaly Capital Management Inc ‡	13,851	261
Bank of America Corp	566,703	15,516
Bank of New York Mellon Corp/The	191,211	8,155
Berkshire Hathaway Inc, Cl B *	36,393	12,748
Capital One Financial Corp	28,002	2,718
Charles Schwab Corp/The	43,038	2,363
Chubb Ltd	85,357	17,770
Citigroup Inc	544,061	22,377

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Citizens Financial Group Inc	94,679	$2,537
Discover Financial Services	34,891	3,023
Everest Group Ltd	2,694	1,001
Fifth Third Bancorp	113,014	2,863
First American Financial Corp	19,225	1,086
Global Payments Inc	46,481	5,363
Goldman Sachs Group Inc/The	6,045	1,956
Hartford Financial Services Group Inc/The	40,505	2,872
JPMorgan Chase & Co	161,900	23,479
KeyCorp	115,208	1,240
Lincoln National Corp	31,513	778
MetLife Inc	85,353	5,370
MGIC Investment Corp	55,201	921
Morgan Stanley	170,065	13,889
New York Community Bancorp Inc	432,286	4,902
Principal Financial Group Inc, Cl A	5,795	418
Prudential Financial Inc	28,531	2,707
Radian Group Inc	78,204	1,964
Regions Financial Corp	201,984	3,474
Reinsurance Group of America Inc, Cl A	21,858	3,174
State Street Corp	47,517	3,182
Stifel Financial Corp	3,867	238
Synchrony Financial	153,808	4,702
T Rowe Price Group Inc	14,890	1,561
Travelers Cos Inc/The	48,773	7,965
Truist Financial Corp	211,571	6,053
Unum Group	62,598	3,079
Voya Financial Inc	82,173	5,460
Wells Fargo & Co	362,724	14,821
Willis Towers Watson PLC	16,379	3,423
Zions Bancorp NA	61,404	2,142

		235,692
Health Care — 15.6%
AbbVie Inc	11,458	1,708
Amgen Inc, Cl A	16,965	4,559
AstraZeneca PLC ADR	37,794	2,559
Baxter International Inc	50,853	1,919
Biogen Inc *	6,434	1,654
Bristol-Myers Squibb Co	190,557	11,060
Cardinal Health Inc	73,301	6,364
Centene Corp *	71,998	4,959
Cigna Group/The	18,672	5,341
CVS Health Corp	192,393	13,433
DaVita Inc *	9,941	940
DENTSPLY SIRONA Inc	110,087	3,760
Exelixis Inc *	74,033	1,618
Gilead Sciences Inc	123,820	9,279
GSK PLC ADR	101,133	3,666
HCA Healthcare Inc	12,270	3,018
Hologic Inc *	6,340	440
Jazz Pharmaceuticals PLC *	44,651	5,780
Johnson & Johnson	144,849	22,560

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Koninklijke Philips *	24,715	$493
Lantheus Holdings Inc *	11,065	769
McKesson Corp	21,918	9,531
Medtronic PLC	182,215	14,278
Merck & Co Inc	235,258	24,220
Novartis AG ADR	103,008	10,492
Organon & Co	76,027	1,320
Pfizer Inc	644,980	21,394
QuidelOrtho Corp *	11,618	849
Viatris Inc, Cl W	487,079	4,803

		192,766
Industrials — 11.0%
AerCap Holdings NV *	77,499	4,857
AGCO Corp	31,476	3,723
Alaska Air Group Inc *	72,619	2,693
Allison Transmission Holdings Inc	68,559	4,049
Caterpillar Inc, Cl A	7,394	2,019
Chart Industries Inc *	12,449	2,105
CNH Industrial NV	102,959	1,246
Cummins Inc	24,975	5,706
Delta Air Lines Inc, Cl A	161,817	5,987
Expeditors International of Washington Inc	4,284	491
FedEx Corp	39,365	10,429
General Dynamics Corp	60,416	13,350
Huntington Ingalls Industries Inc, Cl A	15,488	3,168
Johnson Controls International PLC	234,738	12,490
Lockheed Martin Corp	5,611	2,295
ManpowerGroup Inc	42,383	3,107
Owens Corning	35,493	4,842
PACCAR Inc	32,837	2,792
RTX Corp	194,355	13,988
Ryder System Inc	31,013	3,317
Siemens AG ADR	107,812	7,703
Snap-on Inc	18,096	4,616
Textron Inc	58,357	4,560
Timken Co/The	50,058	3,679
United Airlines Holdings Inc *	38,423	1,625
United Parcel Service Inc, Cl B	69,337	10,807

		135,644
Information Technology — 9.9%
Amdocs Ltd	66,501	5,619
Amkor Technology Inc	102,883	2,325
Applied Materials Inc	26,846	3,717
Arrow Electronics Inc, Cl A *	28,506	3,570
Broadcom Inc	17,290	14,361
Cirrus Logic Inc *	18,558	1,373
Cisco Systems Inc	341,952	18,383
Cognizant Technology Solutions Corp, Cl A	23,945	1,622
Dell Technologies Inc, Cl C	50,452	3,476
DXC Technology Co *	112,302	2,339
Flex Ltd *	72,201	1,948

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hewlett Packard Enterprise Co	337,327	$5,859
HP Inc	257,060	6,606
Intel Corp	326,557	11,609
International Business Machines Corp	26,606	3,733
Jabil Inc	55,524	7,045
Micron Technology Inc	60,319	4,104
Microsoft Corp	28,296	8,935
Oracle Corp, Cl B	33,496	3,548
QUALCOMM Inc	19,370	2,151
Skyworks Solutions Inc	17,969	1,772
Teradyne Inc	50,479	5,071
Vontier Corp	122,930	3,801

		122,967
Materials — 4.5%
Berry Global Group Inc	26,280	1,627
Crown Holdings Inc	45,761	4,049
Dow Inc	320,918	16,547
Eastman Chemical Co	47,072	3,611
Graphic Packaging Holding Co	25,779	574
Huntsman Corp	146,520	3,575
LyondellBasell Industries NV, Cl A	46,631	4,416
Mosaic Co/The	52,568	1,871
Newmont Corp	65,956	2,437
O-I Glass Inc, Cl I *	56,355	943
Reliance Steel & Aluminum Co	30,848	8,089
Steel Dynamics Inc	47,842	5,130
Sylvamo Corp	31,045	1,364
Westrock Co	57,168	2,047

		56,280
Real Estate — 3.2%
Boston Properties Inc ‡	88,791	5,281
Healthpeak Properties Inc ‡	552,456	10,143
Host Hotels & Resorts Inc ‡	157,386	2,529
Howard Hughes Holdings Inc *	44,213	3,278
Omega Healthcare Investors Inc ‡	93,655	3,106
Sabra Health Care REIT Inc ‡	143,789	2,005

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Service Properties Trust ‡	92,900	$714
Simon Property Group Inc ‡	21,266	2,297
VICI Properties Inc, Cl A ‡	340,826	9,918

		39,271
Utilities — 4.2%
Duke Energy Corp	144,122	12,720
Edison International	99,315	6,286
FirstEnergy Corp	168,244	5,751
NextEra Energy Inc	209,704	12,014
NRG Energy Inc	166,631	6,419
UGI Corp	223,368	5,137
Vistra Corp	122,949	4,079

		52,406
Total Common Stock
(Cost $933,405) ($ Thousands)		1,224,849

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
5.410% **†(A)	43,030	38

Total Affiliated Partnership
(Cost $43) ($ Thousands)		38

CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	9,540,728	9,541

Total Cash Equivalent
(Cost $9,541) ($ Thousands)		9,541

Total Investments in Securities — 99.8%
(Cost $942,989) ($ Thousands)		$1,234,428

A list of the open futures contracts held at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI	12	Dec-2023	$2,645	$2,595	$(50)
S&P Mid Cap 400 Index E-MINI	14	Dec-2023	3,550	3,529	(21)
			$6,195	$6,124	$(71)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Value Fund (Concluded)

Percentages are based on Net Assets of $1,236,527 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $38 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,224,849	–	–	1,224,849
Affiliated Partnership	–	38	–	38
Cash Equivalent	9,541	–	–	9,541
Total Investments in Securities	1,234,390	38	–	1,234,428

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(71)	–	–	(71)
Total Other Financial Instruments	(71)	–	–	(71)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$15,770	$88,017	$(103,748)	$2	$(3)	$38	$89	$2
SEI Daily Income Trust, Government Fund, Institutional Class	16,000	258,176	(264,635)	—	—	9,541	543	—
Totals	$31,770	$346,193	$(368,383)	$2	$(3)	$9,579	$632	$2

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Growth Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 96.2%

Communication Services — 10.5%
Alphabet Inc, Cl A *	315,189	$41,246
Alphabet Inc, Cl C *	179,382	23,652
Liberty Global PLC, Cl C *	3,042	56
Liberty Media -Liberty Formula One, Cl C *	83,655	5,212
Meta Platforms Inc, Cl A *	170,341	51,138
Netflix Inc *	27,074	10,223
Pinterest Inc, Cl A *	66,703	1,803
Spotify Technology SA *	8,695	1,345
TKO Group Holdings Inc	8,665	728
Trade Desk Inc/The, Cl A *	50,647	3,958
ZoomInfo Technologies Inc, Cl A *	88,263	1,447

		140,808
Consumer Discretionary — 13.0%
Airbnb Inc, Cl A *	4,846	665
Amazon.com Inc, Cl A *	396,608	50,417
AutoZone Inc *	7,536	19,141
Booking Holdings Inc *	1,620	4,996
Chewy Inc, Cl A *	25,244	461
Coupang Inc, Cl A *	93,526	1,590
Deckers Outdoor Corp *	173	89
DR Horton Inc	42,185	4,534
DraftKings Inc, Cl A *	164,962	4,856
Etsy Inc *	3,075	199
Expedia Group Inc *	1,339	138
Genuine Parts Co	26,103	3,769
H&R Block Inc	9,441	406
Home Depot Inc/The	10,188	3,078
Lennar Corp, Cl B	1,853	189
Lowe's Cos Inc	57,464	11,943
Marriott International Inc/MD, Cl A	3,820	751
MercadoLibre Inc *	4,967	6,298
Meritage Homes Corp	6,295	770
MGM Resorts International *	58,387	2,146
Mobileye Global Inc, Cl A *	81,115	3,370

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Mohawk Industries Inc *	1,487	$128
NIKE Inc, Cl B	60,595	5,794
Norwegian Cruise Line Holdings Ltd *	21,889	361
O'Reilly Automotive Inc *	7,922	7,200
PulteGroup Inc	54,910	4,066
Royal Caribbean Cruises Ltd *	2,012	185
Skechers USA Inc, Cl A *	32,016	1,567
Taylor Morrison Home Corp, Cl A *	18,463	787
Tesla Inc *	58,244	14,574
TJX Cos Inc/The	150,649	13,390
Toll Brothers Inc	46,007	3,403
Trip.com Group Ltd ADR *	86,894	3,039

		174,300
Consumer Staples — 4.2%
Celsius Holdings Inc *	17,980	3,085
Coca-Cola Co/The	75,660	4,236
Colgate-Palmolive Co	126,272	8,979
Costco Wholesale Corp	3,536	1,998
Coty Inc, Cl A *	16,142	177
Kenvue Inc	225,765	4,533
Kraft Heinz Co/The	59,538	2,003
Lamb Weston Holdings Inc	55,226	5,106
Mondelez International Inc, Cl A	98,641	6,846
PepsiCo Inc	111,887	18,958
Walmart Inc	958	153

		56,074
Energy — 1.3%
EOG Resources Inc	45,649	5,786
EQT Corp	9,238	375
PBF Energy Inc, Cl A	38,514	2,062
Schlumberger NV, Cl A	111,197	6,483
Southwestern Energy Co *	200,758	1,295
TechnipFMC PLC	7,165	146
Transocean Ltd *	193,459	1,588

		17,735
Financials — 9.1%
Apollo Global Management Inc	36,181	3,248
Bank of America Corp	94,551	2,589
BlackRock Inc	1,784	1,153
Block Inc, Cl A *	32,003	1,416
Citigroup Inc	7,309	301
CME Group Inc, Cl A	79,658	15,949
Comerica Inc	59,823	2,486
Corebridge Financial Inc	74,387	1,469
FactSet Research Systems Inc	21,024	9,193
Fidelity National Information Services Inc, Cl B	2,591	143
First Horizon Corp	99,100	1,092
JPMorgan Chase & Co	19,185	2,782
Kinsale Capital Group Inc	2,062	854
Mastercard Inc, Cl A	45,899	18,172

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Moody's Corp	56,109	$17,740
MSCI Inc, Cl A	22,296	11,440
Rocket Cos Inc, Cl A *	86,582	708
S&P Global Inc	29,839	10,903
Shift4 Payments Inc, Cl A *	5,335	295
Synchrony Financial	4,438	136
Unum Group	56,598	2,784
Visa Inc, Cl A	69,839	16,064
Wells Fargo & Co	7,416	303

		121,220
Health Care — 10.9%
AbbVie Inc	7,433	1,108
Acadia Healthcare Co Inc, Cl A *	55,112	3,875
AstraZeneca PLC ADR	55,109	3,732
Becton Dickinson & Co	33,516	8,665
Boston Scientific Corp *	93,898	4,958
Cardinal Health Inc	18,584	1,613
Cigna Group/The	3,615	1,034
CVS Health Corp	2,303	161
Danaher Corp, Cl A	17,668	4,383
Dexcom Inc *	7,091	661
Doximity Inc, Cl A *	49,526	1,051
Edwards Lifesciences Corp, Cl A *	3,462	240
Eli Lilly & Co	30,145	16,192
Exact Sciences Corp *	6,631	452
Gilead Sciences Inc	2,479	186
Humana Inc	17,193	8,365
Intuitive Surgical Inc *	4,684	1,369
Johnson & Johnson	76,698	11,946
McKesson Corp	28,272	12,294
Medpace Holdings Inc *	763	185
Mettler-Toledo International Inc *	4,953	5,488
Natera Inc *	138,997	6,151
Neurocrine Biosciences Inc *	1,358	153
Penumbra Inc *	6,973	1,687
Regeneron Pharmaceuticals Inc *	870	716
Tenet Healthcare Corp *	7,093	467
TransMedics Group Inc *	98,798	5,409
UnitedHealth Group Inc	69,382	34,982
Universal Health Services Inc, Cl B	3,256	409
Vaxcyte Inc *	66,530	3,392
Vertex Pharmaceuticals Inc *	13,046	4,536

		145,860
Industrials — 7.6%
3M Co	7,272	681
AMETEK Inc	12,211	1,804
Automatic Data Processing Inc	878	211
Axon Enterprise Inc *	9,125	1,816
Boeing Co/The *	2,862	549
Builders FirstSource Inc *	46,014	5,728
Carrier Global Corp	188,395	10,399

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Caterpillar Inc, Cl A	16,229	$4,431
Ceridian HCM Holding Inc *	32,250	2,188
Cintas Corp	444	214
Copart Inc *	6,672	288
Eaton Corp PLC	14,363	3,063
Fortune Brands Innovations Inc	36,548	2,272
GFL Environmental Inc	267,076	8,482
Graco Inc	106,207	7,740
Lockheed Martin Corp	6,451	2,638
Middleby Corp/The *	56,329	7,210
NEXTracker Inc, Cl A *	3,165	127
nVent Electric PLC	25,023	1,326
Otis Worldwide Corp	89,773	7,210
Owens Corning	1,322	180
Parker-Hannifin Corp, Cl A	12,064	4,699
Paylocity Holding Corp *	3,479	632
Republic Services Inc	18,694	2,664
RTX Corp	30,047	2,162
Saia Inc *	1,406	561
Trane Technologies PLC	23,384	4,745
TransDigm Group Inc *	10,955	9,237
Vertiv Holdings Co, Cl A	64,253	2,390
WESCO International Inc	7,055	1,015
Westinghouse Air Brake Technologies Corp	44,777	4,758

		101,420
Information Technology — 36.8%
Adobe Inc *	40,615	20,710
Advanced Micro Devices Inc *	23,334	2,399
Allegro MicroSystems Inc *	39,065	1,248
Analog Devices Inc	62,341	10,915
Apple Inc	603,623	103,346
Applied Materials Inc	31,113	4,308
AppLovin Corp, Cl A *	14,284	571
Arista Networks Inc *	57,918	10,653
Autodesk Inc, Cl A *	16,602	3,435
Broadcom Inc	12,145	10,087
Cadence Design Systems Inc *	36,015	8,438
Crowdstrike Holdings Inc, Cl A *	21,855	3,658
Datadog Inc, Cl A *	32,459	2,957
DocuSign Inc, Cl A *	22,594	949
Dropbox Inc, Cl A *	1,946	53
Fair Isaac Corp *	5,771	5,012
Fortinet Inc *	20,213	1,186
Guidewire Software Inc, Cl Z *	25,608	2,305
Hewlett Packard Enterprise Co	30,465	529
HubSpot Inc *	11,996	5,908
Intel Corp	8,701	309
Intuit Inc	18,738	9,574
Jabil Inc	46,085	5,848
Keysight Technologies Inc *	885	117
KLA Corp	14,990	6,875
Manhattan Associates Inc *	13,173	2,604

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Marvell Technology Inc	135,269	$7,322
Microsoft Corp	461,400	145,687
MongoDB Inc, Cl A *	548	190
NVIDIA Corp	151,930	66,088
ON Semiconductor Corp *	97,742	9,085
Oracle Corp, Cl B	148,966	15,778
Palo Alto Networks Inc *	22,875	5,363
Pegasystems Inc	20,607	895
Salesforce Inc *	1,471	298
ServiceNow Inc *	11,017	6,158
Snowflake Inc, Cl A *	2,989	457
Taiwan Semiconductor Manufacturing Co Ltd ADR	56,210	4,885
TE Connectivity Ltd	9,088	1,123
Tenable Holdings Inc *	23,203	1,039
Teradata Corp *	19,920	897
Teradyne Inc	12,221	1,228
UiPath Inc, Cl A *	90,732	1,552

		492,039
Materials — 2.4%
Air Products and Chemicals Inc	6,461	1,831
Ecolab Inc	4,671	791
Linde PLC	34,896	12,994
Martin Marietta Materials Inc, Cl A	15,492	6,359
Nucor Corp	812	127
Sherwin-Williams Co/The, Cl A	34,927	8,908
Steel Dynamics Inc	6,794	729

		31,739

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Real Estate — 0.4%
Brixmor Property Group Inc ‡	26,675	$554
EastGroup Properties Inc ‡	12,115	2,018
Federal Realty Investment Trust ‡	4,696	426
STAG Industrial Inc ‡	57,873	1,997

		4,995
Total Common Stock
(Cost $713,485) ($ Thousands)		1,286,190

	Face Amount (Thousands)
U.S. TREASURY OBLIGATION — 2.6%
United States Treasury Bill
5.330%, 11/30/2023 (A)	$35,500	35,190

Total U.S. Treasury Obligation
(Cost $35,189) ($ Thousands)		35,190
	Shares
CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	16,819,241	16,819

Total Cash Equivalent
(Cost $16,819) ($ Thousands)		16,819

Total Investments in Securities — 100.1%
(Cost $765,493) ($ Thousands)		$1,338,199

A list of the open futures contracts held at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Russell 2000 Index E-MINI	7	Dec-2023	$628	$630	$2
S&P 500 Index E-MINI	38	Dec-2023	8,287	8,218	(69)
S&P Mid Cap 400 Index E-MINI	2	Dec-2023	503	504	1
			$9,418	$9,352	$(66)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Growth Fund (Continued)

A list of the open OTC swap agreements held by the Fund at September 30, 2023, is as follows:

Total Return Swap
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Bank of America NA	United States Custom Basket of Securities	New York Federal Overnight Bank Fund Rate + 0.40%	Asset Returns	Annually	04/15/2025	USD	38,311	$(696)	$–	$(696)
								$(696)	$–	$(696)

The following table represents the top 50 individual stock exposures or those exceeding 1% of the Custom Basket Total Return Swap as of September 30, 2023:

United States Custom Basket of Long Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

6,416	LAM RESEARCH CORP REGISTERED SHS	$3,998	$27,156	10.4%
18,179	ATLASSIAN CORP REGISTERED SHS -A-	3,691	(38,030)	9.6
6,898	UNITED RENTALS INC REGISTERED SHS	3,118	(60,298)	8.1
26,535	AGILENT TECHNOLOGIES INC REGISTERED SHS	3,076	(117,264)	8.0
25,760	SIMON PROPERTY GROUP INC REGISTERED SHS	2,999	(174,773)	7.8
89,139	VISTRA CORP REGISTERED SHS	2,934	38,941	7.7
14,662	EQUIFAX INC REGISTERED SHS	2,886	(209,593)	7.5
11,978	WORKDAY INC SHS -A-	2,885	(319,866)	7.5
8,380	GOLDMAN SACHS GROUP INC REGISTERED SHS	2,870	(143,896)	7.5
26,682	EXPEDIA GROUP INC REGISTERED SHS	2,853	(111,342)	7.4
24,194	INTERCONTINENTAL EXCHANGE INC REGISTERED SHS	2,800	(135,934)	7.3
76,710	PURE STORAGE INC REGISTERED SHS -A-	2,781	(56,001)	7.3
39,181	CVS HEALTH CORP REGISTERED SHS	2,777	(47,317)	7.2
18,890	CLOROX CO REGISTERED SHS	2,762	(308,652)	7.2
38,512	EDISON INTERNATIONAL REGISTERED SHS	2,756	(298,347)	7.2
83,198	SYNCHRONY FINANCIAL REGISTERED SHS	2,706	(168,255)	7.1
24,794	ALLSTATE CORP REGISTERED SHS	2,697	83,596	7.0
76,165	INVITATION HOMES INC REGISTERED SHS	2,688	(283,295)	7.0
27,328	ROYAL CARIBBEAN CRUISES LTD (DOING BUSINESS AS ROY	2,662	(150,214)	6.9
14,476	AVALONBAY COMMUNITIES INC REGISTERED SHS	2,662	(159,362)	6.9
35,086	GODADDY INC REGISTERED SHS -A-	2,659	(52,956)	6.9
61,702	CITIGROUP INC REGISTERED SHS	2,635	(103,351)	6.9
95,871	DROPBOX INC REGISTERED SHS -A-	2,584	21,097	6.7
67,254	INTEL CORP REGISTERED SHS	2,548	(166,474)	6.6
15,302	TRAVELERS COMPANIES INC REGISTERED SHS	2,522	(12,203)	6.6
28,367	CARDINAL HEALTH INC REGISTERED SHS	2,489	(31,918)	6.5
11,046	ESSEX PROPERTY TRUST REGISTERED SHS	2,488	(126,726)	6.5
210,885	KEYCORP REGISTERED SHS	2,472	(218,644)	6.4
11,539	BOEING CO REGISTERED SHS	2,401	(194,928)	6.3
9,548	VERISK ANALYTICS INC REGISTERED SHS	2,345	(92,354)	6.1
29,904	PULTEGROUP INC REGISTERED SHS	2,281	(66,676)	6.0
18,389	AGCO CORP REGISTERED SHS	2,260	(91,587)	5.9
63,129	NUTANIX INC REGISTERED SHS -A-	2,234	(37,505)	5.8
47,571	VENTAS INC REGISTERED SHS	2,123	(133,636)	5.5
26,205	TOLL BROTHERS INC REGISTERED SHS	2,041	(107,001)	5.3
208,209	VIATRIS INC REGISTERED SHS	2,034	13,729	5.3
34,282	ALLISON TRANSMISSION HOLDINGS INC REGISTERED SHS	2,033	(12,536)	5.3
98,743	NEWS CORP REGISTERED SHS -A-	2,003	(17,115)	5.2
101,314	LIBERTY GLOBAL PLC REGISTERED SHS -C-	1,992	(115,876)	5.2
25,464	TEXTRON INC REGISTERED SHS	1,941	45,929	5.1
23,839	ELASTIC N.V. BEARER AND REGISTERED SHARES	1,866	71,317	4.9
108,252	NORWEGIAN CRUISE LINE HOLDINGS LTD REGISTERED SHS	1,865	(85,338)	4.9
38,526	UBER TECHNOLOGIES INC REGISTERED SHS	1,831	(64,901)	4.8
50,386	DENTSPLY SIRONA INC REGISTERED SHS	1,791	(67,790)	4.7

SEI Institutional Managed Trust

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

15,380	LENNAR CORP REGISTERED SHS -A-	$1,765	$(43,169)	4.6%
4,639	EVEREST GROUP LTD REGISTERED SHS	1,759	(11,620)	4.6
43,048	US FOODS HOLDING CORP REGISTERED SHS	1,747	(42,322)	4.6
24,028	MICRON TECHNOLOGY INC REGISTERED SHS	1,679	(48,590)	4.4
2,402	CABLE ONE INC REGISTERED SHS	1,492	(16,341)	3.9
23,575	INCYTE CORP REGISTERED SHS	1,475	(117,615)	3.8
95,407	CARNIVAL CORPORATION SHS	1,449	(143,472)	3.8
7,878	SNOWFLAKE INC REGISTERED SHS -A-	1,279	(78,790)	3.3
60,475	TECHNIPFMC PLC REGISTERED SHS	1,262	(34,253)	3.3
30,014	SMARTSHEET INC REGISTERED SHS -A-	1,261	(50,861)	3.3
57,406	EXELIXIS INC REGISTERED SHS	1,252	(811)	3.3
3,386	MONGODB INC REGISTERED SHS -A-	1,226	(59,212)	3.2
165,924	ADT INC REGISTERED SHS	1,012	(13,451)	2.6
10,354	MOHAWK INDUSTRIES INC REGISTERED SHS	969	(84,118)	2.5
2,355	NETFLIX INC REGISTERED SHS	935	(49,579)	2.4
13,078	CENTENE CORP REGISTERED SHS	887	15,957	2.3
74,227	COTY INC REGISTERED SHS -A-	884	(71,740)	2.3
3,988	UNITED THERAPEUTICS CORP REGISTERED SHS	878	20,636	2.3
25,691	THE KRAFT HEINZ COMPANY REGISTERED SHS	859	14,642	2.2
8,700	WYNN RESORTS LTD REGISTERED SHS	844	(53,462)	2.2
26,982	ALKERMES PLC REGISTERED SHS	799	(44,937)	2.1
7,078	D.R. HORTON INC REGISTERED SHS	795	(36,451)	2.1
6,430	GENERAL ELECTRIC CO REGISTERED SHS	743	(33,336)	1.9
5,701	SAREPTA THERAPEUTICS INC REGISTERED SHS	675	14,696	1.8
4,163	ZSCALER INC REGISTERED SHS	650	(3,862)	1.7
11,113	PBF ENERGY INC REGISTERED SHS -A-	599	(5,787)	1.6
3,764	NUCOR CORP REGISTERED SHS	585	4,119	1.5
12,644	EBAY INC REGISTERED SHS	563	(7,485)	1.5
4,876	NEUROCRINE BIOSCIENCES INC REGISTERED SHS	548	(976)	1.4
29,642	ZOOMINFO TECHNOLOGIES INC REGISTERED SHS -A-	510	(27,967)	1.3
10,883	TAYLOR MORRISON HOME CORPORATION REGISTERED SHS	486	(24,579)	1.3
663	BLACKROCK INC REGISTERED SHS	462	(32,699)	1.2
17,499	PINTEREST INC REGISTERED SHS -A-	450	27,015	1.2
161	AUTOZONE INC REGISTERED SHS	407	830	1.1

United States Custom Basket of Short Securities

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(16,662)	CELANESE CORP REGISTERED SHS	$(2,137)	$51	(5.6)%
(17,283)	EXXON MOBIL CORP REGISTERED SHS	(2,017)	(11)	(5.3)
(18,163)	RAYMOND JAMES FINANCIAL INC REGISTERED SHS	(1,956)	129	(5.1)
(13,453)	WILLIAMS-SONOMA INC REGISTERED SHS	(1,937)	(163)	(5.1)
(29,873)	KKR & CO INC REGISTERED SHS	(1,924)	88	(5.0)
(69,517)	FIFTH THIRD BANCORP REGISTERED SHS	(1,908)	128	(5.0)
(7,237)	ICON PLC REGISTERED SHS	(1,894)	117	(4.9)
(11,940)	FIVE BELOW INC REGISTERED SHS	(1,875)	(41)	(4.9)
(50,636)	ZIONS BANCORPORATION NA REGISTERED SHS	(1,869)	109	(4.9)
(104,088)	REGIONS FINANCIAL CORP REGISTERED SHS	(1,869)	59	(4.9)
(28,151)	HASBRO INC REGISTERED SHS	(1,868)	11	(4.9)
(13,418)	AMERICAN WATER WORKS CO INC REGISTERED SHS	(1,864)	207	(4.9)
(15,037)	CONOCOPHILLIPS REGISTERED SHS	(1,858)	52	(4.8)
(14,463)	PNC FINANCIAL SERVICES GROUP INC REGISTERED SHS	(1,827)	57	(4.8)
(29,004)	W.P. CAREY INC REGISTERED SHS	(1,822)	232	(4.8)
(151,737)	NEW YORK COMMUNITY BANCORP INC REGISTERED SHS	(1,735)	16	(4.5)
(9,932)	FIRST SOLAR INC REGISTERED SHS	(1,729)	129	(4.5)
(21,652)	COSTAR GROUP INC REGISTERED SHS	(1,713)	52	(4.5)
(23,492)	NORTHERN TRUST CORP REGISTERED SHS	(1,708)	63	(4.5)
(13,486)	SUN COMMUNITIES INC REGISTERED SHS	(1,696)	91	(4.4)
(10,831)	JACK HENRY & ASSOCIATES INC REGISTERED SHS	(1,673)	35	(4.4)
(101,812)	SPIRIT AEROSYSTEMS HOLDINGS INC SHS -A-	(1,631)	(7)	(4.3)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Growth Fund (Concluded)

Shares	Description	Notional Amount (Thousands)	Value (Thousands)	Percentage of Basket

(30,017)	REALTY INCOME CORP REGISTERED SHS	$(1,624)	$121	(4.2)%
(9,298)	CHART INDUSTRIES INC REGISTERED SHS	(1,595)	26	(4.2)
(7,075)	MARKETAXESS HOLDING INC REGISTERED SHS	(1,589)	82	(4.1)
(4,225)	TYLER TECHNOLOGIES INC REGISTERED SHS	(1,586)	(43)	(4.1)
(17,247)	LIBERTY BROADBAND CORP REGISTERED SHS SERIES -C-	(1,584)	11	(4.1)
(86,715)	VF CORP REGISTERED SHS	(1,575)	18	(4.1)
(16,933)	ENTEGRIS INC REGISTERED SHS	(1,558)	(29)	(4.1)
(7,830)	ASPEN TECHNOLOGY INC REGISTERED SHS	(1,544)	(52)	(4.0)
(23,712)	TREX COMPANY INC REGISTERED SHS	(1,539)	81	(4.0)
(10,919)	SOLAREDGE TECHNOLOGIES INC REGISTERED SHS	(1,532)	127	(4.0)
(15,805)	CULLEN/FROST BANKERS INC REGISTERED SHS	(1,518)	80	(4.0)
(54,491)	HP INC REGISTERED SHS	(1,490)	78	(3.9)
(6,040)	RBC BEARINGS INC REGISTERED SHS	(1,451)	40	(3.8)
(24,337)	AGREE REALTY CORP REGISTERED SHS	(1,447)	101	(3.8)
(45,260)	NEW FORTRESS ENERGY INC REGISTERED SHS -A-	(1,426)	(59)	(3.7)
(37,632)	ESSENTIAL UTILITIES INC REGISTERED SHS	(1,419)	130	(3.7)
(3,436)	SAIA INC REGISTERED SHS	(1,398)	32	(3.6)
(84,020)	HEALTHCARE REALTY TRUST INCORPORATED SHS -A-	(1,387)	108	(3.6)
(11,713)	GENERAC HOLDINGS INC REGISTERED SHS	(1,308)	35	(3.4)
(22,844)	PROSPERITY BANCSHARES INC REGISTERED SHS	(1,299)	43	(3.4)
(13,002)	LAMB WESTON HOLDINGS INC REGISTERED SHS	(1,295)	96	(3.4)
(10,611)	CHURCHILL DOWNS INC REGISTERED SHS	(1,269)	41	(3.3)
(171,710)	NU HOLDINGS LIMITED REGISTERED SHS -A-	(1,264)	23	(3.3)
(148,142)	PLUG POWER INC REGISTERED SHS	(1,262)	141	(3.3)
(5,150)	PIONEER NATURAL RESOURCES COMPANY REGISTERED SHS	(1,205)	16	(3.1)
(24,158)	COMMERCE BANCSHARES INC REGISTERED SHS	(1,172)	9	(3.1)
(21,121)	INTRA-CELLULAR THERAPIES INC REGISTERED SHS	(1,162)	65	(3.0)
(4,055)	ERIE INDEMNITY CO SHS -A-	(1,158)	(32)	(3.0)
(21,094)	NOBLE CORPORATION PLC REGISTERED SHS -A-	(1,118)	74	(2.9)
(20,898)	IAC INC REGISTERED SHS	(1,105)	55	(2.9)
(5,568)	CELSIUS HOLDINGS INC REGISTERED SHS	(1,100)	147	(2.9)
(2,142)	ROPER TECHNOLOGIES INC REGISTERED SHS	(1,062)	27	(2.8)
(5,256)	PRIMERICA INC REGISTERED SHS	(1,058)	41	(2.8)
(6,137)	SPS COMMERCE INC REGISTERED SHS	(1,080)	35	(2.8)
(5,267)	GLOBANT S.A. REGISTERED SHS	(1,057)	17	(2.8)
(19,006)	THE SCOTTS MIRACLE-GRO CO SHS -A-	(1,046)	67	(2.7)
(28,102)	SPIRIT REALTY CAPITAL INC REGISTERED SHS	(1,023)	65	(2.7)
(5,763)	LANCASTER COLONY CORP REGISTERED SHS	(994)	40	(2.6)
(5,718)	FABRINET BEARER SHS	(866)	(86)	(2.3)
(143,250)	LUCID GROUP INC REGISTERED SHS	(848)	50	(2.2)
(5,342)	NOVANTA INC REGISTERED SHS	(837)	73	(2.2)
(14,781)	PARSONS CORPORATION REGISTERED SHS	(812)	9	(2.1)
(4,642)	MSA SAFETY INC REGISTERED SHS	(800)	71	(2.1)
(8,699)	BOK FINANCIAL CORP REGISTERED SHS	(726)	32	(1.9)
(6,440)	ROYAL GOLD INC REGISTERED SHS	(725)	42	(1.9)
(3,963)	KARUNA THERAPEUTICS INC REGISTERED SHS	(717)	49	(1.9)
(6,342)	DICK'S SPORTING GOODS INC REGISTERED SHS	(712)	25	(1.9)
(9,360)	BJ'S WHOLESALE CLUB HOLDINGS INC REGISTERED SHS	(683)	15	(1.8)
(1,851)	BERKSHIRE HATHAWAY INC REGISTERED SHS -B-	(681)	69	(1.8)
(3,116)	CHARLES RIVER LABORATORIES INTERNATIONAL INC REGIS	(648)	39	(1.7)
(56,103)	CCC INTELLIGENT SOLUTIONS HOLDINGS INC REGISTERED	(646)	(102)	(1.7)
(5,961)	TEXAS ROADHOUSE INC REGISTERED SHS	(603)	29	(1.6)
(12,610)	WOLFSPEED INC REGISTERED SHS	(551)	72	(1.4)
(44,862)	ROIVANT SCIENCES LIMITED REGISTERED SHS	(506)	(16)	(1.3)
(11,689)	WEBSTER FINANCIAL CORP (CONN) REGISTERED SHS	(487)	17	(1.3)
(22,716)	ANNALY CAPITAL MANAGEMENT INC REGISTERED SHS	(467)	26	(1.2)
(1,998)	STERIS PLC REGISTERED SHS	(459)	20	(1.2)
(1,591)	MEDPACE HOLDINGS INC REGISTERED SHS	(445)	143	(1.2)

SEI Institutional Managed Trust

Percentages are based on Net Assets of $1,336,600 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust.
(A)	Interest rate represents the security's effective yield at the time of purchase.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	1,286,190	–	–	1,286,190
U.S. Treasury Obligation	–	35,190	–	35,190
Cash Equivalent	16,819	–	–	16,819
Total Investments in Securities	1,303,009	35,190	–	1,338,199

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	3	–	–	3
Unrealized Depreciation	(69)	–	–	(69)
OTC Swap
Total Return Swap*
Unrealized Depreciation	–	(696)	–	(696)
Total Other Financial Instruments	(66)	(696)	–	(762)

*	Futures contracts and Swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023, ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$45	$25,207	$(25,252)	$—	$—	$—	$52	$—
SEI Daily Income Trust, Government Fund, Institutional Class	13,898	304,067	(301,146)	—	—	16,819	780	—
Totals	$13,943	$329,274	$(326,398)	$–	$—	$16,819	$832	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contract, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 96.6%

Communication Services — 8.2%
Activision Blizzard Inc	17,881	$1,674
Alphabet Inc, Cl A *	146,260	19,140
Alphabet Inc, Cl C *	125,175	16,504
AMC Entertainment Holdings Inc, Cl A *	1,563	13
AT&T Inc	176,101	2,645
Cable One Inc	138	85
Charter Communications Inc, Cl A *	2,472	1,087
Comcast Corp, Cl A	100,676	4,464
DISH Network Corp, Cl A *	6,511	38
Electronic Arts Inc	6,706	807
Fox Corp, Cl A	6,431	201
Fox Corp, Cl B	3,400	98
Frontier Communications Parent Inc *	6,000	94
GCI Liberty Inc *	2,200	—
IAC Inc *	1,798	91
Interpublic Group of Cos Inc/The	9,400	269
Iridium Communications Inc	3,200	146
Liberty Broadband Corp, Cl A *	400	36
Liberty Broadband Corp, Cl C *	2,858	261
Liberty Media -Liberty Formula One, Cl A *	500	28
Liberty Media -Liberty Formula One, Cl C *	4,700	293
Liberty Media -Liberty Live, Cl A *	521	17
Liberty Media -Liberty Live, Cl C *	1,209	39
Liberty Media -Liberty SiriusXM *	3,998	102
Liberty Media -Liberty SiriusXM, Cl A *	2,000	51
Live Nation Entertainment Inc *	3,790	315
Madison Square Garden Sports Corp	496	87
Match Group Inc *	6,799	266
Meta Platforms Inc, Cl A *	54,474	16,354
Netflix Inc *	10,829	4,089
New York Times Co/The, Cl A	4,012	165
News Corp, Cl A	9,400	189
News Corp, Cl B	2,800	58

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Nexstar Media Group Inc, Cl A	800	$115
Omnicom Group Inc	4,826	359
Paramount Global, Cl A	219	3
Paramount Global, Cl B	14,353	185
Pinterest Inc, Cl A *	14,776	399
Playtika Holding Corp *	637	6
ROBLOX Corp, Cl A *	11,200	324
Roku Inc, Cl A *	3,045	215
Sirius XM Holdings Inc (A)	16,018	72
Spotify Technology SA *	3,460	535
Take-Two Interactive Software Inc, Cl A *	4,104	576
TKO Group Holdings Inc	1,100	93
T-Mobile US Inc	13,114	1,837
Trade Desk Inc/The, Cl A *	10,851	848
TripAdvisor Inc *	2,600	43
Verizon Communications Inc	103,479	3,354
Walt Disney Co/The *	44,944	3,643
Warner Bros Discovery Inc *	54,020	587
ZoomInfo Technologies Inc, Cl A *	7,500	123

		83,023
Consumer Discretionary — 10.4%
ADT Inc	5,828	35
Advance Auto Parts Inc	1,517	85
Airbnb Inc, Cl A *	10,000	1,372
Amazon.com Inc, Cl A *	221,692	28,182
Aptiv PLC *	6,653	656
Aramark	5,891	204
AutoNation Inc *	694	105
AutoZone Inc *	453	1,151
Bath & Body Works Inc	5,600	189
Best Buy Co Inc	4,880	339
Booking Holdings Inc *	934	2,880
BorgWarner Inc	5,700	230
Boyd Gaming Corp	1,800	110
Bright Horizons Family Solutions Inc *	1,400	114
Brunswick Corp/DE	1,800	142
Burlington Stores Inc *	1,553	210
Caesars Entertainment Inc *	5,000	232
Capri Holdings Ltd *	2,800	147
CarMax Inc *	3,900	276
Carnival Corp *	24,327	334
Carter's Inc	1,000	69
Cava Group Inc *	400	12
Chipotle Mexican Grill Inc, Cl A *	683	1,251
Choice Hotels International Inc	728	89
Churchill Downs Inc	1,722	200
Columbia Sportswear Co	900	67
Coupang Inc, Cl A *	26,800	456
Crocs Inc *	1,500	132
Darden Restaurants Inc	2,999	430
Deckers Outdoor Corp *	601	309
Dick's Sporting Goods Inc	1,492	162

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Domino's Pizza Inc	860	$326
DoorDash Inc, Cl A *	7,364	585
DR Horton Inc	7,638	821
DraftKings Inc, Cl A *	10,400	306
eBay Inc	13,106	578
Etsy Inc *	3,104	200
Expedia Group Inc *	3,524	363
Five Below Inc *	1,383	223
Floor & Decor Holdings Inc, Cl A *	2,600	235
Ford Motor Co	96,385	1,197
GameStop Corp, Cl A *(A)	6,900	114
Gap Inc/The	5,300	56
Garmin Ltd	3,757	395
General Motors Co	33,749	1,113
Gentex Corp	5,935	193
Genuine Parts Co	3,476	502
Grand Canyon Education Inc *	800	94
H&R Block Inc	3,700	159
Harley-Davidson Inc, Cl A	3,300	109
Hasbro Inc	3,202	212
Hilton Worldwide Holdings Inc	6,284	944
Home Depot Inc/The	24,946	7,538
Hyatt Hotels Corp, Cl A	1,094	116
Kohl's Corp	3,025	63
Las Vegas Sands Corp	8,246	378
Lear Corp	1,494	201
Leggett & Platt Inc	3,200	81
Lennar Corp, Cl A	6,089	683
Lennar Corp, Cl B	350	36
Lithia Motors Inc, Cl A	630	186
LKQ Corp	6,588	326
Lowe's Cos Inc	14,426	2,998
Lucid Group Inc *(A)	19,400	108
Lululemon Athletica Inc *	2,748	1,060
Macy's Inc	7,100	82
Marriott International Inc/MD, Cl A	6,055	1,190
Marriott Vacations Worldwide Corp	900	91
Mattel Inc *	8,700	192
McDonald's Corp	17,961	4,732
MGM Resorts International *	7,153	263
Mister Car Wash Inc *	2,100	12
Mohawk Industries Inc *	1,332	114
Murphy USA Inc	500	171
Newell Brands Inc, Cl B	10,070	91
NIKE Inc, Cl B	29,244	2,796
Nordstrom Inc	3,000	45
Norwegian Cruise Line Holdings Ltd *	10,263	169
NVR Inc *	75	447
Ollie's Bargain Outlet Holdings Inc *	1,561	120
O'Reilly Automotive Inc *	1,450	1,318
Peloton Interactive Inc, Cl A *	7,927	40
Penn Entertainment Inc *	3,800	87

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Penske Automotive Group Inc, Cl A	500	$84
Petco Health & Wellness Co Inc, Cl A *	2,300	9
Phinia Inc	1,200	32
Planet Fitness Inc, Cl A *	2,200	108
Polaris Inc	1,331	139
Pool Corp	921	328
PulteGroup Inc	5,300	392
PVH Corp	1,549	119
QuantumScape Corp, Cl A *(A)	6,600	44
Ralph Lauren Corp, Cl A	984	114
RH *	453	120
Rivian Automotive Inc, Cl A *	16,200	393
Ross Stores Inc	8,244	931
Royal Caribbean Cruises Ltd *	5,823	537
Service Corp International/US	3,700	211
Skechers USA Inc, Cl A *	3,253	159
Starbucks Corp	27,701	2,528
Tapestry Inc	5,908	170
Tempur Sealy International Inc	4,100	178
Tesla Inc *	67,873	16,983
Texas Roadhouse Inc, Cl A	1,700	163
Thor Industries Inc	1,300	124
TJX Cos Inc/The	28,359	2,521
Toll Brothers Inc	2,700	200
TopBuild Corp *	758	191
Tractor Supply Co	2,701	548
Travel + Leisure Co	1,763	65
Ulta Beauty Inc *	1,230	491
Under Armour Inc, Cl A *	4,815	33
Under Armour Inc, Cl C *	5,600	36
Vail Resorts Inc	970	215
Valvoline Inc	4,000	129
VF Corp	8,964	158
Victoria's Secret & Co *	2,266	38
Wayfair Inc, Cl A *	2,023	123
Wendy's Co/The	4,200	86
Whirlpool Corp	1,338	179
Williams-Sonoma Inc	1,600	249
Wingstop Inc, Cl A	700	126
Wyndham Hotels & Resorts Inc	2,063	143
Wynn Resorts Ltd	2,615	242
YETI Holdings Inc *	2,100	101
Yum! Brands Inc	6,909	863

		105,232
Consumer Staples — 6.0%
Albertsons Cos Inc, Cl A	10,300	234
Altria Group Inc	43,950	1,848
Archer-Daniels-Midland Co	13,088	987
BJ's Wholesale Club Holdings Inc *	3,300	236
Boston Beer Co Inc/The, Cl A *	240	93
Brown-Forman Corp, Cl A	1,240	72
Brown-Forman Corp, Cl B	4,622	267

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Bunge Ltd	3,700	$401
Campbell Soup Co	4,700	193
Casey's General Stores Inc	896	243
Celsius Holdings Inc *	1,200	206
Church & Dwight Co Inc	6,010	551
Clorox Co/The	3,071	402
Coca-Cola Co/The	95,794	5,363
Colgate-Palmolive Co	20,179	1,435
Conagra Brands Inc	11,849	325
Constellation Brands Inc, Cl A	3,986	1,002
Costco Wholesale Corp	10,864	6,138
Coty Inc, Cl A *	9,339	102
Darling Ingredients Inc *	3,823	200
Dollar General Corp	5,445	576
Dollar Tree Inc *	5,156	549
Estee Lauder Cos Inc/The, Cl A	5,780	835
Flowers Foods Inc	4,900	109
Freshpet Inc *	1,200	79
General Mills Inc	14,461	925
Grocery Outlet Holding Corp *	2,300	66
Hershey Co/The	3,642	729
Hormel Foods Corp	7,037	268
Ingredion Inc	1,610	158
J M Smucker Co/The	2,454	302
Kellanova	6,485	386
Kenvue Inc	42,554	854
Keurig Dr Pepper Inc	23,385	738
Kimberly-Clark Corp	8,290	1,002
Kraft Heinz Co/The	19,749	664
Kroger Co/The	15,988	715
Lamb Weston Holdings Inc	3,600	333
McCormick & Co Inc/MD	6,182	468
Molson Coors Beverage Co, Cl B	4,395	279
Mondelez International Inc, Cl A	33,446	2,321
Monster Beverage Corp *	18,278	968
Olaplex Holdings Inc *	3,500	7
PepsiCo Inc	33,930	5,749
Performance Food Group Co *	3,800	224
Philip Morris International Inc	38,163	3,533
Pilgrim's Pride Corp *	900	21
Post Holdings Inc *	1,307	112
Procter & Gamble Co/The	57,930	8,450
Reynolds Consumer Products Inc	1,500	38
Seaboard Corp	6	22
Spectrum Brands Holdings Inc	1,057	83
Sysco Corp, Cl A	12,463	823
Target Corp, Cl A	11,302	1,250
Tyson Foods Inc, Cl A	6,908	349
US Foods Holding Corp *	5,497	218
Walgreens Boots Alliance Inc	17,841	397
Walmart Inc	35,071	5,609

		60,507

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Energy — 4.5%
Antero Midstream Corp	8,900	$107
Antero Resources Corp *	6,900	175
APA Corp	7,600	312
Baker Hughes Co, Cl A	24,902	879
Cheniere Energy Inc	5,973	991
Chesapeake Energy Corp	3,200	276
Chevron Corp	43,499	7,335
ConocoPhillips	29,804	3,570
Coterra Energy Inc	18,314	495
Devon Energy Corp	15,761	752
Diamondback Energy Inc, Cl A	4,429	686
DT Midstream Inc	2,506	133
EOG Resources Inc	14,482	1,836
EQT Corp	8,767	356
Exxon Mobil Corp	98,571	11,590
Halliburton Co	22,045	893
Hess Corp	6,849	1,048
HF Sinclair Corp	3,400	194
Kinder Morgan Inc	48,134	798
Marathon Oil Corp	15,492	414
Marathon Petroleum Corp	10,412	1,576
New Fortress Energy Inc, Cl A	1,500	49
NOV Inc	9,700	203
Occidental Petroleum Corp	17,123	1,111
ONEOK Inc	10,961	695
Ovintiv Inc	6,200	295
Phillips 66	11,362	1,365
Pioneer Natural Resources Co	5,674	1,302
Range Resources Corp	5,800	188
Schlumberger NV, Cl A	35,075	2,045
Southwestern Energy Co *	26,600	172
Targa Resources Corp	5,500	471
TechnipFMC PLC	10,700	218
Texas Pacific Land Corp	149	272
Valero Energy Corp	8,674	1,229
Williams Cos Inc/The	29,873	1,006

		45,037
Financials — 12.7%
Affiliated Managers Group Inc	871	113
Affirm Holdings Inc, Cl A *	5,600	119
Aflac Inc	14,746	1,132
AGNC Investment Corp ‡	14,928	141
Allstate Corp/The	6,480	722
Ally Financial Inc	6,658	178
American Express Co	14,514	2,165
American Financial Group Inc/OH	1,843	206
American International Group Inc	17,803	1,079
Ameriprise Financial Inc	2,536	836
Annaly Capital Management Inc ‡	12,193	229
Aon PLC, Cl A	4,947	1,604
Apollo Global Management Inc	12,847	1,153

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Arch Capital Group Ltd *	8,789	$701
Ares Management Corp, Cl A	4,000	411
Arthur J Gallagher & Co	5,205	1,186
Assurant Inc	1,300	187
Assured Guaranty Ltd	1,414	86
Axis Capital Holdings Ltd	2,023	114
Bank of America Corp	171,402	4,693
Bank of New York Mellon Corp/The	19,185	818
Bank OZK	2,600	96
Berkshire Hathaway Inc, Cl B *	45,020	15,770
BlackRock Inc	3,619	2,340
Blackstone Inc, Cl A	17,499	1,875
Block Inc, Cl A *	13,253	587
Blue Owl Capital Inc, Cl A	10,800	140
BOK Financial Corp	700	56
Brighthouse Financial Inc *	1,700	83
Brown & Brown Inc	5,800	405
Capital One Financial Corp	9,263	899
Carlyle Group Inc/The	5,300	160
Cboe Global Markets Inc	2,600	406
Charles Schwab Corp/The	36,427	2,000
Chubb Ltd	10,110	2,105
Cincinnati Financial Corp	3,800	389
Citigroup Inc	47,780	1,965
Citizens Financial Group Inc	11,559	310
CME Group Inc, Cl A	8,833	1,769
CNA Financial Corp	752	30
Coinbase Global Inc, Cl A *	4,100	308
Columbia Banking System Inc	5,366	109
Comerica Inc	3,253	135
Commerce Bancshares Inc/MO	2,824	135
Corebridge Financial Inc	3,900	77
Credit Acceptance Corp, Cl A *	136	63
Cullen/Frost Bankers Inc	1,514	138
Discover Financial Services	6,071	526
East West Bancorp Inc	3,500	184
Equitable Holdings Inc	8,700	247
Euronet Worldwide Inc *	1,200	95
Evercore Inc, Cl A	883	122
Everest Group Ltd	1,016	378
FactSet Research Systems Inc	985	431
Fidelity National Financial Inc	6,410	265
Fidelity National Information Services Inc, Cl B	14,519	802
Fifth Third Bancorp	16,600	420
First American Financial Corp	2,500	141
First Citizens BancShares Inc/NC, Cl A	290	400
First Hawaiian Inc	3,000	54
First Horizon Corp	13,200	145
Fiserv Inc, Cl A *	14,928	1,686
FleetCor Technologies Inc *	1,711	437
FNB Corp/PA	9,200	99

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Franklin Resources Inc	6,900	$170
Global Payments Inc	6,377	736
Globe Life Inc	2,201	239
Goldman Sachs Group Inc/The	7,940	2,569
Hanover Insurance Group Inc/The, Cl A	926	103
Hartford Financial Services Group Inc/The	7,559	536
Houlihan Lokey Inc, Cl A	1,300	139
Huntington Bancshares Inc/OH	35,138	365
Interactive Brokers Group Inc, Cl A	2,421	210
Intercontinental Exchange Inc	13,912	1,531
Invesco Ltd	8,762	127
Jack Henry & Associates Inc	1,794	271
Janus Henderson Group PLC	3,200	83
Jefferies Financial Group Inc	4,600	168
JPMorgan Chase & Co	71,045	10,303
Kemper Corp, Cl A	1,455	61
KeyCorp	23,188	249
Kinsale Capital Group Inc	500	207
KKR & Co Inc	15,900	979
Lazard Ltd, Cl A	2,900	90
Lincoln National Corp	4,077	101
Loews Corp	4,489	284
LPL Financial Holdings Inc	1,892	450
M&T Bank Corp	4,077	516
Markel Group Inc *	320	471
MarketAxess Holdings Inc	875	187
Marsh & McLennan Cos Inc	12,195	2,321
Mastercard Inc, Cl A	20,595	8,154
MetLife Inc	15,915	1,001
MGIC Investment Corp	7,100	118
Moody's Corp	3,856	1,219
Morgan Stanley	29,562	2,414
Morningstar Inc, Cl A	600	141
MSCI Inc, Cl A	1,887	968
Nasdaq Inc, Cl A	8,400	408
New York Community Bancorp Inc	17,900	203
Northern Trust Corp	5,050	351
NU Holdings Ltd, Cl A *	56,400	409
Old Republic International Corp	6,700	180
OneMain Holdings Inc, Cl A	2,681	107
PayPal Holdings Inc *	27,620	1,615
Pinnacle Financial Partners Inc	1,900	127
PNC Financial Services Group Inc/The	9,756	1,198
Popular Inc	1,700	107
Primerica Inc	881	171
Principal Financial Group Inc, Cl A	5,934	428
Progressive Corp/The	14,407	2,007
Prosperity Bancshares Inc	2,100	115
Prudential Financial Inc	8,962	850
Raymond James Financial Inc	4,605	462
Regions Financial Corp	22,912	394
Reinsurance Group of America Inc, Cl A	1,624	236

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
RenaissanceRe Holdings Ltd	1,175	$233
Rithm Capital Corp ‡	11,640	108
RLI Corp	1,000	136
Robinhood Markets Inc, Cl A *	16,100	158
Rocket Cos Inc, Cl A *	2,800	23
Ryan Specialty Holdings Inc, Cl A *	2,200	106
S&P Global Inc	7,851	2,869
SEI Investments Co †	2,500	151
Shift4 Payments Inc, Cl A *	1,300	72
SLM Corp	5,340	73
SoFi Technologies Inc *	22,300	178
Starwood Property Trust Inc ‡	7,100	137
State Street Corp	7,809	523
Stifel Financial Corp	2,500	154
Synchrony Financial	10,168	311
Synovus Financial Corp	3,600	100
T Rowe Price Group Inc	5,471	574
TFS Financial Corp	1,417	17
Toast Inc, Cl A *	8,600	161
TPG Inc, Cl A	1,700	51
Tradeweb Markets Inc, Cl A	2,800	225
Travelers Cos Inc/The	5,670	926
Truist Financial Corp	32,527	931
Unum Group	4,775	235
US Bancorp	37,680	1,246
UWM Holdings Corp	2,800	14
Virtu Financial Inc, Cl A	2,400	41
Visa Inc, Cl A	39,819	9,159
Voya Financial Inc	2,400	159
W R Berkley Corp	4,950	314
Webster Financial Corp	4,268	172
Wells Fargo & Co	90,315	3,690
Western Alliance Bancorp	2,800	129
Western Union Co/The	9,000	119
WEX Inc *	995	187
White Mountains Insurance Group Ltd	34	51
Willis Towers Watson PLC	2,604	544
Wintrust Financial Corp	1,500	113
XP Inc, Cl A	8,100	187
Zions Bancorp NA	3,500	122

		128,203
Health Care — 12.8%
10X Genomics Inc, Cl A *	2,398	99
Abbott Laboratories	42,633	4,129
AbbVie Inc	43,385	6,467
Acadia Healthcare Co Inc, Cl A *	2,300	162
Agilent Technologies Inc	7,254	811
agilon health Inc *	7,170	127
Align Technology Inc *	1,851	565
Alnylam Pharmaceuticals Inc *	3,027	536
Amedisys Inc *	800	75
Amgen Inc, Cl A	13,145	3,533

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Apellis Pharmaceuticals Inc *	2,400	$91
Avantor Inc *	16,820	355
Azenta Inc *	1,700	85
Baxter International Inc	12,365	467
Becton Dickinson & Co	7,009	1,812
Biogen Inc *	3,559	915
BioMarin Pharmaceutical Inc *	4,567	404
Bio-Rad Laboratories Inc, Cl A *	556	199
Bio-Techne Corp	3,896	265
Boston Scientific Corp *	35,338	1,866
Bristol-Myers Squibb Co	51,736	3,003
Bruker Corp	2,600	162
Cardinal Health Inc	6,200	538
Catalent Inc *	4,423	201
Cencora Inc, Cl A	3,995	719
Centene Corp *	13,281	915
Certara Inc *	3,100	45
Charles River Laboratories International Inc *	1,203	236
Chemed Corp	392	204
Cigna Group/The	7,150	2,045
Cooper Cos Inc/The, Cl A	1,168	371
CVS Health Corp	31,508	2,200
Danaher Corp, Cl A	16,234	4,028
DaVita Inc *	1,300	123
DENTSPLY SIRONA Inc	5,300	181
Dexcom Inc *	9,472	884
Doximity Inc, Cl A *	2,900	62
Edwards Lifesciences Corp, Cl A *	14,747	1,022
Elanco Animal Health Inc *	11,877	133
Elevance Health Inc	5,832	2,539
Eli Lilly & Co	20,870	11,210
Encompass Health Corp	2,400	161
Enovis Corp *	1,366	72
Envista Holdings Corp *	4,000	112
Exact Sciences Corp *	4,400	300
Exelixis Inc *	7,800	170
Fortrea Holdings Inc *	2,301	66
GE HealthCare Technologies Inc	9,604	653
Gilead Sciences Inc	30,744	2,304
Globus Medical Inc, Cl A *	3,000	149
HCA Healthcare Inc	5,004	1,231
Henry Schein Inc *	3,147	234
Hologic Inc *	5,900	409
Horizon Therapeutics Plc *	5,500	636
Humana Inc	3,104	1,510
ICON PLC *	2,000	492
ICU Medical Inc *	519	62
IDEXX Laboratories Inc *	2,023	885
Illumina Inc *	3,928	539
Incyte Corp *	4,543	262
Inspire Medical Systems Inc *	700	139

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Insulet Corp *	1,719	$274
Integra LifeSciences Holdings Corp *	1,900	73
Intuitive Surgical Inc *	8,583	2,509
Ionis Pharmaceuticals Inc *	3,500	159
IQVIA Holdings Inc *	4,505	886
Jazz Pharmaceuticals PLC *	1,480	192
Johnson & Johnson	59,309	9,237
Karuna Therapeutics Inc *	900	152
Laboratory Corp of America Holdings	2,201	442
Maravai LifeSciences Holdings Inc, Cl A *	3,000	30
Masimo Corp *	1,000	88
McKesson Corp	3,342	1,453
Medpace Holdings Inc *	600	145
Medtronic PLC	32,703	2,563
Merck & Co Inc	62,472	6,431
Mettler-Toledo International Inc *	566	627
Mirati Therapeutics Inc *	1,100	48
Moderna Inc *	8,181	845
Molina Healthcare Inc *	1,395	457
Natera Inc *	2,600	115
Neurocrine Biosciences Inc *	2,384	268
Novocure Ltd *	2,675	43
Organon & Co	6,270	109
Penumbra Inc *	900	218
Perrigo Co PLC	3,493	112
Pfizer Inc	138,975	4,610
Premier Inc, Cl A	3,200	69
QIAGEN NV *	5,700	231
Quest Diagnostics Inc	2,800	341
QuidelOrtho Corp *	1,300	95
R1 RCM Inc *	4,000	60
Regeneron Pharmaceuticals Inc *	2,513	2,068
Repligen Corp *	1,350	215
ResMed Inc	3,553	525
Revvity Inc	3,141	348
Roivant Sciences Ltd *	8,700	102
Royalty Pharma PLC, Cl A	9,100	247
Sarepta Therapeutics Inc *	2,200	267
Seagen Inc *	3,407	723
Shockwave Medical Inc *	900	179
Sotera Health Co *	2,700	40
STERIS PLC	2,440	535
Stryker Corp	8,698	2,377
Tandem Diabetes Care Inc *	1,662	35
Teladoc Health Inc *	4,310	80
Teleflex Inc	1,139	224
Tenet Healthcare Corp *	2,500	165
Thermo Fisher Scientific Inc	9,447	4,782
Ultragenyx Pharmaceutical Inc *	1,700	61
United Therapeutics Corp *	1,072	242
UnitedHealth Group Inc	22,885	11,538
Universal Health Services Inc, Cl B	1,475	185

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Veeva Systems Inc, Cl A *	3,568	$726
Vertex Pharmaceuticals Inc *	6,296	2,189
Viatris Inc, Cl W	29,230	288
Waters Corp *	1,399	384
West Pharmaceutical Services Inc	1,828	686
Zimmer Biomet Holdings Inc	5,122	575
Zoetis Inc, Cl A	11,425	1,988

		128,826
Industrials — 9.0%
3M Co	13,552	1,269
A O Smith Corp	3,100	205
Acuity Brands Inc	719	122
Advanced Drainage Systems Inc	1,600	182
AECOM	3,300	274
AGCO Corp	1,500	177
Air Lease Corp, Cl A	2,500	99
Alaska Air Group Inc *	3,200	119
Allegion plc	2,150	224
Allison Transmission Holdings Inc	2,200	130
American Airlines Group Inc *	16,472	211
AMETEK Inc	5,683	840
Armstrong World Industries Inc	1,100	79
Automatic Data Processing Inc	10,174	2,448
Avis Budget Group Inc *	500	90
Axon Enterprise Inc *	1,743	347
AZEK Co Inc/The, Cl A *	3,000	89
Boeing Co/The *	13,738	2,633
Booz Allen Hamilton Holding Corp, Cl A	3,240	354
Broadridge Financial Solutions Inc	2,825	506
Builders FirstSource Inc *	3,100	386
BWX Technologies Inc, Cl W	2,300	172
CACI International Inc, Cl A *	592	186
Carlisle Cos Inc	1,224	317
Carrier Global Corp	20,452	1,129
Caterpillar Inc, Cl A	12,667	3,458
Ceridian HCM Holding Inc *	3,555	241
CH Robinson Worldwide Inc	2,755	237
ChargePoint Holdings Inc *(A)	6,800	34
Cintas Corp	2,101	1,011
Clarivate PLC *	12,400	83
Clean Harbors Inc *	1,200	201
CNH Industrial NV	24,300	294
Concentrix Corp	1,100	88
Copart Inc *	21,056	907
Core & Main Inc, Cl A *	2,000	58
Crane Co	1,200	107
CSX Corp	49,200	1,513
Cummins Inc	3,444	787
Curtiss-Wright Corp	900	176
Deere & Co	6,662	2,514
Delta Air Lines Inc, Cl A	15,721	582
Donaldson Co Inc, Cl A	3,000	179

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Dover Corp	3,451	$481
Driven Brands Holdings Inc *	1,500	19
Dun & Bradstreet Holdings Inc	6,900	69
Eaton Corp PLC	9,811	2,093
EMCOR Group Inc	1,100	231
Emerson Electric Co	14,046	1,356
Equifax Inc	2,979	546
Esab Corp	1,366	96
Expeditors International of Washington Inc	3,700	424
Fastenal Co, Cl A	13,987	764
FedEx Corp	5,660	1,499
Ferguson PLC	5,100	839
Flowserve Corp	3,200	127
Fortive Corp	8,659	642
Fortune Brands Innovations Inc	3,161	197
FTI Consulting Inc *	852	152
Gates Industrial Corp PLC *	2,600	30
Generac Holdings Inc *	1,500	163
General Dynamics Corp	6,055	1,338
General Electric Co	26,714	2,953
Genpact Ltd	4,400	159
Graco Inc	4,200	306
GXO Logistics Inc *	2,833	166
Hayward Holdings Inc *	3,300	47
HEICO Corp	1,150	186
HEICO Corp, Cl A	2,000	258
Hertz Global Holdings Inc *	3,500	43
Hexcel Corp, Cl A	2,000	130
Honeywell International Inc	16,351	3,021
Howmet Aerospace Inc	9,300	430
Hubbell Inc, Cl B	1,305	409
Huntington Ingalls Industries Inc, Cl A	927	190
IDEX Corp	1,803	375
Illinois Tool Works Inc	7,489	1,725
Ingersoll Rand Inc	9,949	634
ITT Inc	2,048	201
Jacobs Solutions Inc	3,095	423
JB Hunt Transport Services Inc	2,010	379
Johnson Controls International PLC	16,826	895
KBR Inc	3,400	200
Kirby Corp *	1,500	124
Knight-Swift Transportation Holdings Inc, Cl A	3,927	197
L3Harris Technologies Inc	4,597	800
Landstar System Inc	892	158
Leidos Holdings Inc	3,400	313
Lennox International Inc	778	291
Lincoln Electric Holdings Inc	1,342	244
Lockheed Martin Corp	5,588	2,285
Lyft Inc, Cl A *	8,300	88
ManpowerGroup Inc	1,288	94
Masco Corp	5,500	294

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
MasTec Inc *	1,600	$115
MDU Resources Group Inc	4,900	96
Mercury Systems Inc *	1,300	48
Middleby Corp/The *	1,339	171
MSA Safety Inc	858	135
MSC Industrial Direct Co Inc, Cl A	1,179	116
Nordson Corp	1,443	322
Norfolk Southern Corp	5,615	1,106
Northrop Grumman Corp	3,531	1,554
nVent Electric PLC	4,000	212
Old Dominion Freight Line Inc, Cl A	2,411	986
Oshkosh Corp	1,600	153
Otis Worldwide Corp	10,126	813
Owens Corning	2,160	295
PACCAR Inc	12,582	1,070
Parker-Hannifin Corp, Cl A	3,156	1,229
Paychex Inc	7,890	910
Paycom Software Inc	1,266	328
Paycor HCM Inc *	1,400	32
Paylocity Holding Corp *	1,035	188
Pentair PLC	4,100	266
Plug Power Inc *(A)	13,800	105
Quanta Services Inc	3,500	655
RB Global Inc	4,490	281
RBC Bearings Inc *	700	164
Regal Rexnord Corp	1,600	229
Republic Services Inc	5,046	719
Robert Half Inc	2,600	191
Rockwell Automation Inc	2,849	814
Rollins Inc	6,400	239
RTX Corp	35,897	2,584
Ryder System Inc	1,100	118
Saia Inc *	600	239
Schneider National Inc, Cl B	1,500	42
Science Applications International Corp	1,300	137
Sensata Technologies Holding PLC	3,700	140
SiteOne Landscape Supply Inc *	1,052	172
Snap-on Inc	1,279	326
Southwest Airlines Co, Cl A	14,844	402
Spirit AeroSystems Holdings Inc, Cl A	2,700	44
SS&C Technologies Holdings Inc	5,300	278
Stanley Black & Decker Inc	3,757	314
Stericycle Inc, Cl A *	2,400	107
Sunrun Inc *	5,409	68
Tetra Tech Inc	1,300	198
Textron Inc	4,838	378
Timken Co/The	1,600	118
Toro Co/The	2,600	216
Trane Technologies PLC	5,620	1,140
TransDigm Group Inc *	1,325	1,117
TransUnion	4,800	345
Trex Co Inc *	2,700	166

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Uber Technologies Inc *	47,729	$2,195
U-Haul Holding Co *	237	13
U-Haul Holding Co, Cl B	2,533	133
Union Pacific Corp	15,036	3,062
United Airlines Holdings Inc *	8,173	346
United Parcel Service Inc, Cl B	17,820	2,778
United Rentals Inc	1,643	730
Valmont Industries Inc	459	110
Verisk Analytics Inc, Cl A	3,549	838
Vertiv Holdings Co, Cl A	8,600	320
Waste Management Inc	9,950	1,517
Watsco Inc	776	293
WESCO International Inc	1,100	158
Westinghouse Air Brake Technologies Corp	4,366	464
WillScot Mobile Mini Holdings Corp, Cl A *	4,800	200
Woodward Inc	1,442	179
WW Grainger Inc	1,111	769
XPO Inc *	2,733	204
Xylem Inc/NY	5,838	531

		91,173
Information Technology — 25.7%
Accenture PLC, Cl A	15,579	4,784
Adobe Inc *	11,303	5,763
Advanced Micro Devices Inc *	39,423	4,053
Akamai Technologies Inc *	3,800	405
Allegro MicroSystems Inc *	1,800	58
Alteryx Inc, Cl A *	1,636	62
Amdocs Ltd	3,000	253
Amphenol Corp, Cl A	14,332	1,204
Analog Devices Inc	12,437	2,178
ANSYS Inc *	2,175	647
Apple Inc	367,277	62,882
Applied Materials Inc	20,797	2,879
AppLovin Corp, Cl A *	5,100	204
Arista Networks Inc *	6,152	1,132
Arrow Electronics Inc, Cl A *	1,431	179
Aspen Technology Inc *	631	129
Atlassian Corp, Cl A *	3,543	714
Autodesk Inc, Cl A *	5,282	1,093
Avnet Inc	2,300	111
Bentley Systems Inc, Cl B	4,800	241
BILL Holdings Inc *	2,541	276
Broadcom Inc	9,935	8,252
Cadence Design Systems Inc *	6,602	1,547
CCC Intelligent Solutions Holdings Inc *	4,500	60
CDW Corp/DE	3,345	675
Ciena Corp *	3,700	175
Cirrus Logic Inc *	1,400	104
Cisco Systems Inc	100,881	5,423
Cloudflare Inc, Cl A *	7,000	441
Cognex Corp	4,400	187
Cognizant Technology Solutions Corp, Cl A	12,461	844

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Coherent Corp *	3,085	$101
Confluent Inc, Cl A *	4,500	133
Corning Inc, Cl B	18,614	567
Crane NXT Co	1,300	72
Crowdstrike Holdings Inc, Cl A *	5,141	861
Datadog Inc, Cl A *	6,700	610
DocuSign Inc, Cl A *	4,920	207
Dolby Laboratories Inc, Cl A	1,453	115
DoubleVerify Holdings Inc *	2,900	81
Dropbox Inc, Cl A *	6,300	172
DXC Technology Co *	5,081	106
Dynatrace Inc *	6,000	280
Elastic NV *	1,900	154
Enphase Energy Inc *	3,240	389
Entegris Inc	3,700	347
EPAM Systems Inc *	1,392	356
F5 Inc, Cl A *	1,481	239
Fair Isaac Corp *	630	547
First Solar Inc *	2,600	420
Five9 Inc *	1,800	116
Fortinet Inc *	16,135	947
Gartner Inc *	1,925	661
Gen Digital Inc	13,801	244
Gitlab Inc, Cl A *	2,200	100
GLOBALFOUNDRIES Inc *(A)	2,000	116
Globant SA *	1,053	208
GoDaddy Inc, Cl A *	3,725	277
Guidewire Software Inc, Cl Z *	1,982	178
HashiCorp Inc, Cl A *	2,400	55
Hewlett Packard Enterprise Co	31,707	551
HP Inc	21,201	545
HubSpot Inc *	1,071	527
Informatica Inc, Cl A *	900	19
Intel Corp	102,676	3,650
International Business Machines Corp	22,337	3,134
Intuit Inc	6,699	3,423
IPG Photonics Corp *	772	78
Jabil Inc	3,100	393
Juniper Networks Inc	7,900	220
Keysight Technologies Inc *	4,332	573
KLA Corp	3,395	1,557
Kyndryl Holdings Inc *	5,177	78
Lam Research Corp	3,261	2,044
Lattice Semiconductor Corp *	3,300	284
Littelfuse Inc	600	148
Lumentum Holdings Inc *	1,800	81
Manhattan Associates Inc *	1,505	297
Marvell Technology Inc	20,959	1,135
Microchip Technology Inc	13,250	1,034
Micron Technology Inc	26,873	1,828
Microsoft Corp	183,175	57,838
MKS Instruments Inc	1,700	147

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
MongoDB Inc, Cl A *	1,564	$541
Monolithic Power Systems Inc	1,084	501
Motorola Solutions Inc	4,064	1,106
National Instruments Corp	3,227	192
nCino inc *	1,900	60
NCR Corp *	3,023	82
NetApp Inc	5,200	395
New Relic Inc *	1,400	120
Nutanix Inc, Cl A *	5,559	194
NVIDIA Corp	58,523	25,457
Okta Inc, Cl A *	3,716	303
ON Semiconductor Corp *	10,557	981
Oracle Corp, Cl B	37,393	3,961
Palantir Technologies Inc, Cl A *	45,920	735
Palo Alto Networks Inc *	7,423	1,740
Pegasystems Inc	1,100	48
Procore Technologies Inc *	1,900	124
PTC Inc *	2,765	392
Pure Storage Inc, Cl A *	7,100	253
Qorvo Inc *	2,424	231
QUALCOMM Inc	27,457	3,049
RingCentral Inc, Cl A *	2,155	64
Roper Technologies Inc	2,617	1,267
Salesforce Inc *	23,304	4,726
SentinelOne Inc, Cl A *	4,900	83
ServiceNow Inc *	5,036	2,815
Skyworks Solutions Inc	3,926	387
Smartsheet Inc, Cl A *	3,000	121
Snowflake Inc, Cl A *	7,600	1,161
Splunk Inc *	3,782	553
Synopsys Inc *	3,767	1,729
TD SYNNEX Corp	1,000	100
Teledyne Technologies Inc *	1,094	447
Teradata Corp *	2,397	108
Teradyne Inc	3,854	387
Texas Instruments Inc	22,357	3,555
Trimble Inc *	6,100	329
Twilio Inc, Cl A *	4,158	243
Tyler Technologies Inc *	1,060	409
Ubiquiti Inc	69	10
UiPath Inc, Cl A *	9,300	159
Unity Software Inc *	7,053	221
Universal Display Corp	1,142	179
VeriSign Inc *	2,248	455
Viasat Inc *	2,900	54
VMware Inc, Cl A *	5,375	895
Vontier Corp	3,763	116
Western Digital Corp *	7,992	365
Wolfspeed Inc *	3,230	123
Workday Inc, Cl A *	4,839	1,040
Zebra Technologies Corp, Cl A *	1,284	304
Zoom Video Communications Inc, Cl A *	6,200	434

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Zscaler Inc *	2,164	$337

		258,839
Materials — 2.5%
Air Products and Chemicals Inc	5,485	1,555
Albemarle Corp	2,820	480
Alcoa Corp	4,400	128
Amcor PLC	36,200	332
AptarGroup Inc	1,600	200
Ardagh Metal Packaging SA	5,550	17
Ashland Inc	1,100	90
Avery Dennison Corp	1,966	359
Axalta Coating Systems Ltd *	5,400	145
Ball Corp	7,535	375
Berry Global Group Inc	2,977	184
Celanese Corp, Cl A	2,438	306
CF Industries Holdings Inc	4,737	406
Chemours Co/The	3,600	101
Cleveland-Cliffs Inc *	12,600	197
Corteva Inc	17,534	897
Crown Holdings Inc	2,600	230
Dow Inc	17,375	896
DuPont de Nemours Inc	11,238	838
Eagle Materials Inc	859	143
Eastman Chemical Co	2,932	225
Ecolab Inc	6,088	1,031
Element Solutions Inc	5,500	108
FMC Corp	3,010	202
Freeport-McMoRan Inc, Cl B	35,102	1,309
Ginkgo Bioworks Holdings Inc *	40,200	73
Graphic Packaging Holding Co	7,500	167
Huntsman Corp	4,405	108
International Flavors & Fragrances Inc	6,269	427
International Paper Co	8,491	301
Linde PLC	12,100	4,505
Louisiana-Pacific Corp	1,600	88
LyondellBasell Industries NV, Cl A	6,361	602
Martin Marietta Materials Inc, Cl A	1,516	622
Mosaic Co/The	8,100	288
MP Materials Corp *	2,400	46
NewMarket Corp	182	83
Newmont Corp	19,555	723
Nucor Corp	6,141	960
Olin Corp	3,200	160
Packaging Corp of America	2,164	332
PPG Industries Inc	5,788	751
Reliance Steel & Aluminum Co	1,429	375
Royal Gold Inc, Cl A	1,647	175
RPM International Inc	3,100	294
Scotts Miracle-Gro Co/The, Cl A	1,077	56
Sealed Air Corp	3,600	118
Sherwin-Williams Co/The, Cl A	5,842	1,490
Silgan Holdings Inc	2,030	88

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Sonoco Products Co	2,400	$131
Southern Copper Corp	2,100	158
SSR Mining Inc	5,300	70
Steel Dynamics Inc	3,949	423
United States Steel Corp	5,600	182
Vulcan Materials Co	3,239	654
Westlake Corp	832	104
Westrock Co	6,300	226

		25,534
Real Estate — 2.6%
Agree Realty Corp ‡	2,300	127
Alexandria Real Estate Equities Inc ‡	4,248	425
American Homes 4 Rent, Cl A ‡	8,300	280
American Tower Corp, Cl A ‡	11,484	1,889
Americold Realty Trust Inc ‡	6,700	204
Apartment Income REIT Corp ‡	3,665	113
AvalonBay Communities Inc ‡	3,459	594
Boston Properties Inc ‡	3,962	236
Brixmor Property Group Inc ‡	7,400	154
Camden Property Trust ‡	2,569	243
CBRE Group Inc, Cl A *	7,700	569
CoStar Group Inc *	9,900	761
Cousins Properties Inc ‡	4,000	81
Crown Castle Inc ‡	10,636	979
CubeSmart ‡	5,400	206
Digital Realty Trust Inc, Cl A ‡	7,373	892
EastGroup Properties Inc ‡	1,100	183
EPR Properties, Cl A ‡	1,900	79
Equinix Inc ‡	2,335	1,696
Equity LifeStyle Properties Inc ‡	4,300	274
Equity Residential ‡	9,283	545
Essex Property Trust Inc ‡	1,517	322
Extra Space Storage Inc ‡	5,165	628
Federal Realty Investment Trust ‡	2,046	185
First Industrial Realty Trust Inc ‡	3,300	157
Gaming and Leisure Properties Inc ‡	6,110	278
Healthcare Realty Trust Inc, Cl A ‡	9,200	140
Healthpeak Properties Inc ‡	13,370	245
Highwoods Properties Inc ‡	2,778	57
Host Hotels & Resorts Inc ‡	17,602	283
Howard Hughes Holdings Inc *	863	64
Invitation Homes Inc ‡	15,000	475
Iron Mountain Inc ‡	7,200	428
Jones Lang LaSalle Inc *	1,203	170
Kilroy Realty Corp ‡	2,800	89
Kimco Realty Corp ‡	15,105	266
Lamar Advertising Co, Cl A ‡	2,200	184
Medical Properties Trust Inc ‡	15,735	86
Mid-America Apartment Communities Inc ‡	2,900	373
National Storage Affiliates Trust ‡	2,000	63
NNN REIT Inc ‡	4,400	156
Omega Healthcare Investors Inc ‡	5,945	197

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Park Hotels & Resorts Inc ‡	5,800	$71
Prologis Inc ‡	22,712	2,549
Public Storage ‡	3,856	1,016
Rayonier Inc ‡	3,800	108
Realty Income Corp ‡	16,539	826
Regency Centers Corp ‡	4,300	256
Rexford Industrial Realty Inc ‡	5,100	252
SBA Communications Corp, Cl A ‡	2,637	528
Simon Property Group Inc ‡	7,935	857
Spirit Realty Capital Inc ‡	3,378	113
STAG Industrial Inc ‡	4,400	152
Sun Communities Inc ‡	2,983	353
UDR Inc ‡	8,000	285
Ventas Inc ‡	9,790	412
VICI Properties Inc, Cl A ‡	24,594	716
Vornado Realty Trust ‡	4,600	104
Welltower Inc ‡	12,200	999
Weyerhaeuser Co ‡	17,997	552
WP Carey Inc ‡	5,290	286
Zillow Group Inc, Cl A *	1,400	63
Zillow Group Inc, Cl C *	3,900	180

		26,054
Utilities — 2.2%
AES Corp/The	16,300	248
Alliant Energy Corp	6,121	297
Ameren Corp	6,525	488
American Electric Power Co Inc	12,629	950
American Water Works Co Inc	4,765	590
Atmos Energy Corp	3,566	378
Avangrid Inc	1,900	57
Brookfield Renewable Corp, Cl A	3,400	81
CenterPoint Energy Inc	15,455	415
Clearway Energy Inc, Cl A	900	18
Clearway Energy Inc, Cl C	2,100	44
CMS Energy Corp	7,110	378
Consolidated Edison Inc	8,479	725
Constellation Energy Corp	8,013	874
Dominion Energy Inc	20,502	916
DTE Energy Co	5,113	508
Duke Energy Corp	18,912	1,669
Edison International	9,249	585
Entergy Corp	5,189	480
Essential Utilities Inc	6,100	209
Evergy Inc	5,417	275
Eversource Energy	8,498	494
Exelon Corp	24,439	924
FirstEnergy Corp	13,300	455
Hawaiian Electric Industries Inc *	2,800	34
IDACORP Inc, Cl A	1,300	122
National Fuel Gas Co	2,300	119
NextEra Energy Inc	49,755	2,850
NiSource Inc	10,100	249

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Large Cap Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
NRG Energy Inc	5,600	$216
OGE Energy Corp	4,900	163
PG&E Corp *	49,006	790
Pinnacle West Capital Corp	2,800	206
PPL Corp	18,103	427
Public Service Enterprise Group Inc	12,204	695
Sempra	15,462	1,052
Southern Co/The	26,762	1,732
UGI Corp	5,030	116
Vistra Corp	8,969	298
WEC Energy Group Inc	7,784	627
Xcel Energy Inc	13,490	772

		22,526
Total Common Stock
(Cost $658,727) ($ Thousands)		974,954

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
5.410% **†(B)	568,415	$567

Total Affiliated Partnership
(Cost $569) ($ Thousands)		567

CASH EQUIVALENT — 3.2%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	32,499,428	32,499

Total Cash Equivalent
(Cost $32,499) ($ Thousands)		32,499

Total Investments in Securities — 99.9%
(Cost $691,795) ($ Thousands)		$1,008,020

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
S&P 500 Index E-MINI	118	Dec-2023	$26,106	$25,521	$(585)
S&P Mid Cap 400 Index E-MINI	2	Dec-2023	526	504	(22)
S&P Mid Cap 400 Index E-MINI	33	Dec-2023	8,316	8,317	1
			$34,948	$34,342	$(606)

Percentages are based on Net Assets of $1,009,373 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $567 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	974,954	–	–	974,954
Affiliated Partnership	–	567	–	567
Cash Equivalent	32,499	–	–	32,499
Total Investments in Securities	1,007,453	567	–	1,008,020

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	1	–	–	1
Unrealized Depreciation	(607)	–	–	(607)
Total Other Financial Instruments	(606)	–	–	(606)

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Investments Co	$137	$—	$(18)	$(4)	$36	$151	$2	$—
SEI Liquidity Fund, LP	855	4,925	(5,212)	—	(1)	567	106	—
SEI Daily Income Trust, Government Fund, Institutional Class	5,327	177,609	(150,437)	—	—	32,499	453	—
Totals	$6,319	$182,534	$(155,667)	$(4)	$35	$33,217	$561	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Large Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.3%

Communication Services — 6.3%
Alphabet Inc, Cl A *	524,280	$68,607
Alphabet Inc, Cl C *	456,960	60,250
AT&T Inc	209,514	3,147
BCE Inc	196,245	7,491
Charter Communications Inc, Cl A *	12,696	5,584
Comcast Corp, Cl A	240,091	10,646
Electronic Arts Inc	44,812	5,395
Meta Platforms Inc, Cl A *	123,988	37,222
Omnicom Group Inc	149,711	11,150
Paramount Global, Cl B	97,736	1,261
Sirius XM Holdings Inc (A)	752,237	3,400
TEGNA Inc	281,870	4,107
Verizon Communications Inc	97,068	3,146
Walt Disney Co/The *	198,106	16,057
Warner Bros Discovery Inc *	82,533	896

		238,359
Consumer Discretionary — 9.6%
Amazon.com Inc, Cl A *	368,960	46,902
AutoZone Inc *	16,513	41,943
Best Buy Co Inc	85,787	5,960
Booking Holdings Inc *	2,537	7,824
BorgWarner Inc	89,239	3,603
Brinker International Inc *	141,821	4,480
Darden Restaurants Inc	3,127	448
Dick's Sporting Goods Inc	94,331	10,242
Domino's Pizza Inc	16,892	6,398
DR Horton Inc	16,198	1,741
eBay Inc	127,055	5,602
Genuine Parts Co	79,642	11,499
Goodyear Tire & Rubber Co/The *	406,438	5,052
Grand Canyon Education Inc *	9,300	1,087

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Harley-Davidson Inc, Cl A	88,020	$2,910
Home Depot Inc/The	28,380	8,575
Lear Corp	45,049	6,046
Lowe's Cos Inc	320,236	66,558
Magna International Inc, Cl A	19,822	1,063
NIKE Inc, Cl B	357,743	34,207
O'Reilly Automotive Inc *	1,906	1,732
Phinia Inc	17,847	478
PulteGroup Inc	251,522	18,625
Ross Stores Inc	102,513	11,579
Royal Caribbean Cruises Ltd *	63,155	5,819
Starbucks Corp	68,046	6,211
TJX Cos Inc/The	374,562	33,291
TopBuild Corp *	22,379	5,630
Whirlpool Corp	59,551	7,962

		363,467
Consumer Staples — 7.6%
Altria Group Inc	257,075	10,810
Archer-Daniels-Midland Co	50,878	3,837
Coca-Cola Co/The	123,765	6,928
Conagra Brands Inc	261,734	7,177
Constellation Brands Inc, Cl A	10,975	2,758
Costco Wholesale Corp	10,979	6,203
Diageo PLC ADR	65,244	9,733
Dollar General Corp	192,477	20,364
Estee Lauder Cos Inc/The, Cl A	35,000	5,059
Hershey Co/The	26,426	5,287
Ingredion Inc	26,094	2,568
J M Smucker Co/The	115,422	14,187
Kenvue Inc	36,176	727
Kimberly-Clark Corp	41,873	5,060
Kraft Heinz Co/The	115,076	3,871
Kroger Co/The	798,798	35,746
Lamb Weston Holdings Inc	16,377	1,514
Molson Coors Beverage Co, Cl B	246,452	15,672
Mondelez International Inc, Cl A	24,475	1,699
Monster Beverage Corp *	27,454	1,454
PepsiCo Inc	208,587	35,343
Philip Morris International Inc	284,061	26,298
Procter & Gamble Co/The	233,806	34,103
Sysco Corp, Cl A	22,279	1,472
Target Corp, Cl A	53,833	5,952
Tyson Foods Inc, Cl A	253,116	12,780
Unilever PLC ADR	123,044	6,078
Walmart Inc	42,652	6,821

		289,501
Energy — 4.7%
Canadian Natural Resources Ltd	281,401	18,198
Chevron Corp	212,408	35,816
ConocoPhillips	204,582	24,509
Devon Energy Corp	357,504	17,053

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Exxon Mobil Corp	129,439	$15,220
HF Sinclair Corp	40,846	2,325
Marathon Petroleum Corp	154,884	23,440
Phillips 66	109,951	13,211
Shell PLC ADR	44,038	2,835
Valero Energy Corp	173,346	24,565

		177,172
Financials — 16.5%
Aflac Inc	136,144	10,449
Allstate Corp/The	49,660	5,533
American Financial Group Inc/OH	11,100	1,239
Ameriprise Financial Inc	82,444	27,180
Assurant Inc	33,412	4,797
Assured Guaranty Ltd	31,872	1,929
Bank of America Corp	1,369,018	37,484
Berkshire Hathaway Inc, Cl B *	93,247	32,664
Capital One Financial Corp	43,778	4,249
Citigroup Inc	120,793	4,968
CME Group Inc, Cl A	77,815	15,580
Discover Financial Services	126,480	10,957
Everest Group Ltd	38,172	14,187
FactSet Research Systems Inc	11,209	4,901
Fifth Third Bancorp	501,389	12,700
Goldman Sachs Group Inc/The	21,644	7,003
Hartford Financial Services Group Inc/The	66,936	4,746
Intercontinental Exchange Inc	53,724	5,911
JPMorgan Chase & Co	429,166	62,238
KeyCorp	78,556	845
KKR & Co Inc	76,949	4,740
Lincoln National Corp	21,062	520
Markel Group Inc *	11,893	17,512
Marsh & McLennan Cos Inc	138,328	26,324
Mastercard Inc, Cl A	168,189	66,588
Moody's Corp	186,253	58,888
Morgan Stanley	311,935	25,476
MSCI Inc, Cl A	64,006	32,840
Navient Corp	263,511	4,538
PNC Financial Services Group Inc/The	36,433	4,473
Popular Inc	95,304	6,005
Progressive Corp/The	23,730	3,306
Prudential Financial Inc	17,700	1,680
Regions Financial Corp	599,114	10,305
S&P Global Inc	15,849	5,791
Travelers Cos Inc/The	119,703	19,549
Truist Financial Corp	32,333	925
Visa Inc, Cl A	220,523	50,722
Voya Financial Inc	156,840	10,422
Wells Fargo & Co	92,870	3,795

		623,959
Health Care — 14.8%
Abbott Laboratories	84,496	8,183

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AbbVie Inc	92,048	$13,721
Amgen Inc, Cl A	144,184	38,751
AstraZeneca PLC ADR	99,185	6,717
Becton Dickinson & Co	113,758	29,410
Biogen Inc *	23,794	6,115
Bristol-Myers Squibb Co	192,866	11,194
Cardinal Health Inc	36,074	3,132
Cencora Inc, Cl A	137,635	24,770
Centene Corp *	19,739	1,360
Cigna Group/The	27,340	7,821
CVS Health Corp	312,048	21,787
Edwards Lifesciences Corp, Cl A *	61,914	4,289
Elevance Health Inc	10,844	4,722
Eli Lilly & Co	17,885	9,607
Gilead Sciences Inc	120,443	9,026
HCA Healthcare Inc	109,165	26,852
Horizon Therapeutics Plc *	53,775	6,221
Humana Inc	11,818	5,750
IDEXX Laboratories Inc *	13,040	5,702
Intuitive Surgical Inc *	21,300	6,226
Johnson & Johnson	532,816	82,986
McKesson Corp	12,923	5,620
Medtronic PLC	46,357	3,632
Merck & Co Inc	563,613	58,024
Mettler-Toledo International Inc *	28,371	31,437
Novartis AG ADR	32,225	3,282
Novo Nordisk A/S ADR	64,742	5,888
Organon & Co	16,268	282
Pfizer Inc	706,138	23,423
QuidelOrtho Corp *	38,206	2,791
United Therapeutics Corp *	22,931	5,179
UnitedHealth Group Inc	158,185	79,755
Veeva Systems Inc, Cl A *	4,706	957
Vertex Pharmaceuticals Inc *	2,576	896
Zoetis Inc, Cl A	33,352	5,803

		561,311
Industrials — 10.0%
AerCap Holdings NV *	20,386	1,278
AGCO Corp	52,600	6,222
Alaska Air Group Inc *	221,974	8,231
Carlisle Cos Inc	6,137	1,591
Carrier Global Corp	357,041	19,709
Caterpillar Inc, Cl A	25,261	6,896
Chart Industries Inc *	29,522	4,993
Cummins Inc	8,214	1,877
Deere & Co	14,637	5,524
Delta Air Lines Inc, Cl A	128,832	4,767
Eaton Corp PLC	27,035	5,766
Expeditors International of Washington Inc	28,492	3,266
FedEx Corp	20,626	5,464
Fortive Corp	67,655	5,017
Graco Inc	542,313	39,524

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Large Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GXO Logistics Inc *	423,868	$24,860
Honeywell International Inc	44,277	8,180
Huntington Ingalls Industries Inc, Cl A	41,706	8,532
Illinois Tool Works Inc	47,481	10,935
Johnson Controls International PLC	490,100	26,078
L3Harris Technologies Inc	25,220	4,391
Lockheed Martin Corp	15,688	6,416
ManpowerGroup Inc	18,167	1,332
Middleby Corp/The *	100,000	12,800
Northrop Grumman Corp	13,751	6,053
Oshkosh Corp	61,954	5,912
PACCAR Inc	64,500	5,484
Robert Half Inc	25,692	1,883
RTX Corp	247,761	17,831
Siemens AG ADR	170,436	12,178
Southwest Airlines Co, Cl A	86,460	2,340
SPX Technologies Inc *	76,761	6,248
Textron Inc	190,528	14,888
Timken Co/The	112,333	8,255
TransDigm Group Inc *	27,487	23,175
United Parcel Service Inc, Cl B	10,028	1,563
Waste Management Inc	18,232	2,779
WW Grainger Inc	64,211	44,424

		376,662
Information Technology — 21.9%
Adobe Inc *	132,912	67,772
Amphenol Corp, Cl A	104,624	8,787
Analog Devices Inc	99,044	17,342
Apple Inc	800,024	136,972
Applied Materials Inc	148,944	20,621
Arista Networks Inc *	90,886	16,717
ASML Holding NV, Cl G	1,198	705
Broadcom Inc	18,065	15,004
Cadence Design Systems Inc *	10,238	2,399
Cisco Systems Inc	488,328	26,252
Cognizant Technology Solutions Corp, Cl A	8,912	604
Corning Inc, Cl B	177,573	5,411
Dropbox Inc, Cl A *	116,763	3,179
Fair Isaac Corp *	6,327	5,495
Hewlett Packard Enterprise Co	307,307	5,338
HP Inc	477,135	12,262
Intel Corp	334,938	11,907
International Business Machines Corp	6,932	973
Intuit Inc	105,948	54,133
Juniper Networks Inc	27,209	756
Keysight Technologies Inc *	96,705	12,795
Lam Research Corp	9,589	6,010
Marvell Technology Inc	74,923	4,056
Microchip Technology Inc	501,948	39,177
Micron Technology Inc	156,515	10,648
Microsoft Corp	486,353	153,566
Motorola Solutions Inc	21,734	5,917

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NetApp Inc	45,929	$3,485
NVIDIA Corp	8,767	3,813
Oracle Corp, Cl B	453,993	48,087
QUALCOMM Inc	67,431	7,489
Roper Technologies Inc	56,426	27,326
Salesforce Inc *	55,295	11,213
SAP SE ADR	178,714	23,111
Seagate Technology Holdings PLC	92,139	6,077
ServiceNow Inc *	10,437	5,834
Texas Instruments Inc	44,297	7,044
VeriSign Inc *	91,384	18,508
Vishay Intertechnology Inc	410,078	10,137
VMware Inc, Cl A *	71,053	11,829
Western Digital Corp *	33,750	1,540

		830,291
Materials — 5.2%
Air Products and Chemicals Inc	64,126	18,173
Cabot Corp	81,410	5,639
Celanese Corp, Cl A	28,298	3,552
Corteva Inc	64,004	3,275
Dow Inc	162,912	8,400
DuPont de Nemours Inc	37,261	2,779
Eastman Chemical Co	135,211	10,373
Ecolab Inc	34,773	5,891
Huntsman Corp	531,983	12,980
Ingevity Corp *	14,131	673
Linde PLC	123,959	46,156
LyondellBasell Industries NV, Cl A	74,826	7,086
O-I Glass Inc, Cl I *	451,358	7,551
Reliance Steel & Aluminum Co	11,055	2,899
Sherwin-Williams Co/The, Cl A	164,735	42,016
Steel Dynamics Inc	152,103	16,309
Sylvamo Corp	12,276	539
Westrock Co	27,405	981

		195,272
Real Estate — 1.2%
American Tower Corp, Cl A ‡	101,757	16,734
Brandywine Realty Trust ‡	24,300	110
CBRE Group Inc, Cl A *	41,173	3,041
Crown Castle Inc ‡	34,157	3,143
Equinix Inc ‡	1,986	1,442
Healthpeak Properties Inc ‡	38,867	714
Invitation Homes Inc ‡	28,203	894
Omega Healthcare Investors Inc ‡	57,622	1,911
Public Storage ‡	4,106	1,082
Sabra Health Care REIT Inc ‡	246,508	3,436
SBA Communications Corp, Cl A ‡	18,373	3,678
Service Properties Trust ‡	574,963	4,421
Welltower Inc ‡	70,223	5,753

		46,359

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Utilities — 1.5%
Ameren Corp	64,109	$4,797
American Electric Power Co Inc	57,553	4,329
Constellation Energy Corp	56,029	6,112
Duke Energy Corp	117,536	10,374
Edison International	97,576	6,175
Exelon Corp	132,096	4,992
FirstEnergy Corp	22,694	776
NextEra Energy Inc	192,725	11,041
NRG Energy Inc	138,699	5,343
UGI Corp	111,831	2,572
Vistra Corp	40,284	1,337

		57,848
Total Common Stock
(Cost $1,251,306) ($ Thousands)		3,760,201

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
5.410% **†(B)	3,635,169	$3,657

Total Affiliated Partnership
(Cost $3,635) ($ Thousands)		3,657

CASH EQUIVALENT — 0.7%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	26,386,668	26,387

Total Cash Equivalent
(Cost $26,387) ($ Thousands)		26,387
Total Investments in Securities — 100.1%
(Cost $1,281,328) ($ Thousands)		$3,790,245

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI	42	Dec-2023	$9,358	$9,083	$(275)
S&P Mid Cap 400 Index E-MINI	16	Dec-2023	4,124	4,033	(91)
			$13,482	$13,116	$(366)

Percentages are based on Net Assets of $3,788,156 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $3,657 ($ Thousands).
The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	3,760,201	–	–	3,760,201
Affiliated Partnership	–	3,657	–	3,657
Cash Equivalent	26,387	–	–	26,387
Total Investments in Securities	3,786,588	3,657	–	3,790,245

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(366)	–	–	(366)
Total Other Financial Instruments	(366)	–	–	(366)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Large Cap Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$28,547	$318,445	$(343,356)	$(3)	$24	$3,657	$345	$1
SEI Daily Income Trust, Government Fund, Institutional Class	21,654	614,191	(609,458)	—	—	26,387	835	—
Totals	$50,201	$932,636	$(952,814)	$(3)	$24	$30,044	$1,180	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

S&P 500 Index Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 97.7%

Communication Services — 8.7%
Activision Blizzard Inc	16,852	$1,578
Alphabet Inc, Cl A *	139,690	18,280
Alphabet Inc, Cl C *	118,805	15,664
AT&T Inc	168,117	2,525
Charter Communications Inc, Cl A *	2,432	1,070
Comcast Corp, Cl A	96,905	4,297
Electronic Arts Inc	5,778	696
Fox Corp, Cl A	5,986	187
Fox Corp, Cl B	3,181	92
Interpublic Group of Cos Inc/The	9,101	261
Live Nation Entertainment Inc *	3,400	282
Match Group Inc *	6,700	263
Meta Platforms Inc, Cl A *	52,337	15,712
Netflix Inc *	10,465	3,952
News Corp, Cl A	8,975	180
News Corp, Cl B	2,700	56
Omnicom Group Inc	4,704	350
Paramount Global, Cl B	11,817	152
Take-Two Interactive Software Inc, Cl A *	3,700	519
T-Mobile US Inc	12,226	1,712
Verizon Communications Inc	98,913	3,206
Walt Disney Co/The *	43,024	3,487
Warner Bros Discovery Inc *	52,074	566

		75,087
Consumer Discretionary — 10.5%
Airbnb Inc, Cl A *	10,000	1,372
Amazon.com Inc, Cl A *	213,689	27,164
Aptiv PLC *	6,370	628
AutoZone Inc *	427	1,085
Bath & Body Works Inc	5,427	183
Best Buy Co Inc	4,654	323
Booking Holdings Inc *	840	2,591
BorgWarner Inc	5,553	224
Caesars Entertainment Inc *	5,200	241
CarMax Inc *	3,800	269

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Carnival Corp *	23,784	$326
Chipotle Mexican Grill Inc, Cl A *	662	1,213
Darden Restaurants Inc	2,818	404
Domino's Pizza Inc	795	301
DR Horton Inc	7,258	780
eBay Inc	12,549	553
Etsy Inc *	2,900	187
Expedia Group Inc *	3,355	346
Ford Motor Co	92,370	1,147
Garmin Ltd	3,671	386
General Motors Co	32,647	1,076
Genuine Parts Co	3,296	476
Hasbro Inc	3,096	205
Hilton Worldwide Holdings Inc	6,200	931
Home Depot Inc/The	23,658	7,149
Las Vegas Sands Corp	7,700	353
Lennar Corp, Cl A	5,974	670
LKQ Corp	6,100	302
Lowe's Cos Inc	13,809	2,870
Marriott International Inc/MD, Cl A	5,900	1,160
McDonald's Corp	17,154	4,519
MGM Resorts International *	6,600	243
Mohawk Industries Inc *	1,300	112
NIKE Inc, Cl B	28,950	2,768
Norwegian Cruise Line Holdings Ltd *	10,200	168
NVR Inc *	78	465
O'Reilly Automotive Inc *	1,440	1,309
Pool Corp	922	328
PulteGroup Inc	5,299	392
Ralph Lauren Corp, Cl A	1,005	117
Ross Stores Inc	8,019	906
Royal Caribbean Cruises Ltd *	5,500	507
Starbucks Corp	27,004	2,465
Tapestry Inc	5,519	159
Tesla Inc *	65,038	16,274
TJX Cos Inc/The	27,086	2,407
Tractor Supply Co	2,580	524
Ulta Beauty Inc *	1,197	478
VF Corp	7,665	135
Whirlpool Corp	1,312	175
Wynn Resorts Ltd	2,429	224
Yum! Brands Inc	6,570	821

		90,411
Consumer Staples — 6.4%
Altria Group Inc	41,973	1,765
Archer-Daniels-Midland Co	12,618	952
Brown-Forman Corp, Cl B	4,365	252
Bunge Ltd	3,600	390
Campbell Soup Co	4,684	192
Church & Dwight Co Inc	5,776	529
Clorox Co/The	2,902	380
Coca-Cola Co/The	91,548	5,125

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Colgate-Palmolive Co	19,495	$1,386
Conagra Brands Inc	11,465	314
Constellation Brands Inc, Cl A	3,807	957
Costco Wholesale Corp	10,419	5,886
Dollar General Corp	5,181	548
Dollar Tree Inc *	4,854	517
Estee Lauder Cos Inc/The, Cl A	5,450	788
General Mills Inc	13,786	882
Hershey Co/The	3,412	683
Hormel Foods Corp	6,908	263
J M Smucker Co/The	2,453	302
Kellanova	6,167	367
Kenvue Inc	40,560	815
Keurig Dr Pepper Inc	23,700	748
Kimberly-Clark Corp	7,903	955
Kraft Heinz Co/The	18,708	629
Kroger Co/The	15,336	686
Lamb Weston Holdings Inc	3,500	324
McCormick & Co Inc/MD	5,932	449
Molson Coors Beverage Co, Cl B	4,451	283
Mondelez International Inc, Cl A	32,020	2,222
Monster Beverage Corp *	17,508	927
PepsiCo Inc	32,379	5,486
Philip Morris International Inc	36,527	3,382
Procter & Gamble Co/The	55,472	8,091
Sysco Corp, Cl A	11,920	787
Target Corp, Cl A	10,828	1,197
Tyson Foods Inc, Cl A	6,703	339
Walgreens Boots Alliance Inc	17,057	379
Walmart Inc	33,573	5,369

		55,546
Energy — 4.6%
APA Corp	7,231	297
Baker Hughes Co, Cl A	23,749	839
Chevron Corp	41,729	7,036
ConocoPhillips	28,228	3,382
Coterra Energy Inc	18,013	487
Devon Energy Corp	15,113	721
Diamondback Energy Inc, Cl A	4,251	658
EOG Resources Inc	13,707	1,738
EQT Corp	8,700	353
Exxon Mobil Corp	94,252	11,082
Halliburton Co	21,142	856
Hess Corp	6,475	991
Kinder Morgan Inc	46,282	767
Marathon Oil Corp	14,456	387
Marathon Petroleum Corp	9,438	1,428
Occidental Petroleum Corp	15,662	1,016
ONEOK Inc	13,709	870
Phillips 66	10,487	1,260
Pioneer Natural Resources Co	5,466	1,255
Schlumberger NV, Cl A	33,500	1,953

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Targa Resources Corp	5,400	$463
Valero Energy Corp	8,353	1,184
Williams Cos Inc/The	28,669	966

		39,989
Financials — 12.5%
Aflac Inc	12,734	977
Allstate Corp/The	6,259	697
American Express Co	13,695	2,043
American International Group Inc	16,735	1,014
Ameriprise Financial Inc	2,381	785
Aon PLC, Cl A	4,801	1,557
Arch Capital Group Ltd *	8,700	693
Arthur J Gallagher & Co	5,049	1,151
Assurant Inc	1,305	187
Bank of America Corp	163,109	4,466
Bank of New York Mellon Corp/The	18,299	780
Berkshire Hathaway Inc, Cl B *	42,890	15,024
BlackRock Inc	3,269	2,113
Blackstone Inc, Cl A	16,700	1,789
Brown & Brown Inc	5,600	391
Capital One Financial Corp	8,949	868
Cboe Global Markets Inc	2,500	391
Charles Schwab Corp/The	34,959	1,919
Chubb Ltd	9,701	2,020
Cincinnati Financial Corp	3,683	377
Citigroup Inc	45,298	1,863
Citizens Financial Group Inc	11,100	297
CME Group Inc, Cl A	8,412	1,684
Comerica Inc	3,092	128
Discover Financial Services	6,008	520
Everest Group Ltd	1,037	385
FactSet Research Systems Inc	900	394
Fidelity National Information Services Inc, Cl B	13,865	766
Fifth Third Bancorp	16,311	413
Fiserv Inc, Cl A *	14,305	1,616
FleetCor Technologies Inc *	1,729	441
Franklin Resources Inc	6,738	166
Global Payments Inc	6,183	713
Globe Life Inc	2,139	233
Goldman Sachs Group Inc/The	7,718	2,497
Hartford Financial Services Group Inc/The	7,186	510
Huntington Bancshares Inc/OH	34,614	360
Intercontinental Exchange Inc	13,205	1,453
Invesco Ltd	11,116	161
Jack Henry & Associates Inc	1,700	257
JPMorgan Chase & Co	68,408	9,921
KeyCorp	22,583	243
Loews Corp	4,362	276
M&T Bank Corp	3,934	497
MarketAxess Holdings Inc	856	183
Marsh & McLennan Cos Inc	11,659	2,219

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Mastercard Inc, Cl A	19,597	$7,759
MetLife Inc	14,839	934
Moody's Corp	3,671	1,161
Morgan Stanley	30,036	2,453
MSCI Inc, Cl A	1,884	967
Nasdaq Inc, Cl A	7,977	388
Northern Trust Corp	4,909	341
PayPal Holdings Inc *	25,829	1,510
PNC Financial Services Group Inc/The	9,413	1,156
Principal Financial Group Inc, Cl A	5,357	386
Progressive Corp/The	13,785	1,920
Prudential Financial Inc	8,566	813
Raymond James Financial Inc	4,558	458
Regions Financial Corp	22,363	385
S&P Global Inc	7,705	2,815
State Street Corp	7,545	505
Synchrony Financial	9,863	302
T Rowe Price Group Inc	5,293	555
Travelers Cos Inc/The	5,356	875
Truist Financial Corp	31,306	896
US Bancorp	36,638	1,211
Visa Inc, Cl A	37,849	8,706
W R Berkley Corp	4,800	305
Wells Fargo & Co	86,173	3,521
Willis Towers Watson PLC	2,469	516
Zions Bancorp NA	3,486	122

		108,398
Health Care — 13.0%
Abbott Laboratories	40,912	3,962
AbbVie Inc	41,513	6,188
Agilent Technologies Inc	6,915	773
Align Technology Inc *	1,686	515
Amgen Inc, Cl A	12,522	3,365
Baxter International Inc	12,035	454
Becton Dickinson & Co	6,878	1,778
Biogen Inc *	3,406	875
Bio-Rad Laboratories Inc, Cl A *	531	190
Bio-Techne Corp	3,752	255
Boston Scientific Corp *	34,476	1,820
Bristol-Myers Squibb Co	49,203	2,856
Cardinal Health Inc	6,059	526
Catalent Inc *	4,200	191
Cencora Inc, Cl A	3,796	683
Centene Corp *	12,889	888
Charles River Laboratories International Inc *	1,160	227
Cigna Group/The	6,943	1,986
Cooper Cos Inc/The, Cl A	1,204	383
CVS Health Corp	30,176	2,107
Danaher Corp, Cl A	15,512	3,849
DaVita Inc *	1,356	128
DENTSPLY SIRONA Inc	5,009	171

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Dexcom Inc *	9,072	$846
Edwards Lifesciences Corp, Cl A *	14,242	987
Elevance Health Inc	5,529	2,408
Eli Lilly & Co	18,739	10,065
GE HealthCare Technologies Inc	9,162	623
Gilead Sciences Inc	29,314	2,197
HCA Healthcare Inc	4,781	1,176
Henry Schein Inc *	3,100	230
Hologic Inc *	5,900	410
Humana Inc	2,931	1,426
IDEXX Laboratories Inc *	1,923	841
Illumina Inc *	3,696	507
Incyte Corp *	4,400	254
Insulet Corp *	1,600	255
Intuitive Surgical Inc *	8,207	2,399
IQVIA Holdings Inc *	4,296	845
Johnson & Johnson	56,643	8,822
Laboratory Corp of America Holdings	2,110	424
McKesson Corp	3,143	1,367
Medtronic PLC	31,279	2,451
Merck & Co Inc	59,714	6,148
Mettler-Toledo International Inc *	524	581
Moderna Inc *	7,700	795
Molina Healthcare Inc *	1,379	452
Organon & Co	6,017	105
Pfizer Inc	132,860	4,407
Quest Diagnostics Inc	2,624	320
Regeneron Pharmaceuticals Inc *	2,544	2,094
ResMed Inc	3,409	504
Revvity Inc	2,998	332
STERIS PLC	2,345	515
Stryker Corp	7,926	2,166
Teleflex Inc	1,129	222
Thermo Fisher Scientific Inc	9,026	4,569
UnitedHealth Group Inc	21,772	10,977
Universal Health Services Inc, Cl B	1,500	189
Vertex Pharmaceuticals Inc *	6,027	2,096
Viatris Inc, Cl W	28,757	284
Waters Corp *	1,372	376
West Pharmaceutical Services Inc	1,722	646
Zimmer Biomet Holdings Inc	4,974	558
Zoetis Inc, Cl A	10,845	1,887

		112,926
Industrials — 8.1%
3M Co	12,971	1,214
A O Smith Corp	3,000	198
Alaska Air Group Inc *	3,000	111
Allegion plc	2,070	216
American Airlines Group Inc *	15,309	196
AMETEK Inc	5,400	798
Automatic Data Processing Inc	9,715	2,337
Axon Enterprise Inc *	1,600	318

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

S&P 500 Index Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Boeing Co/The *	13,255	$2,541
Broadridge Financial Solutions Inc	2,784	498
Carrier Global Corp	19,631	1,084
Caterpillar Inc, Cl A	11,993	3,274
Ceridian HCM Holding Inc *	3,700	251
CH Robinson Worldwide Inc	2,805	242
Cintas Corp	2,032	977
Copart Inc *	20,200	870
CSX Corp	47,199	1,451
Cummins Inc	3,298	753
Deere & Co	6,411	2,419
Delta Air Lines Inc, Cl A	15,113	559
Dover Corp	3,337	466
Eaton Corp PLC	9,420	2,009
Emerson Electric Co	13,475	1,301
Equifax Inc	2,889	529
Expeditors International of Washington Inc	3,477	399
Fastenal Co, Cl A	13,418	733
FedEx Corp	5,411	1,433
Fortive Corp	8,287	615
Generac Holdings Inc *	1,454	158
General Dynamics Corp	5,244	1,159
General Electric Co	25,588	2,829
Honeywell International Inc	15,620	2,886
Howmet Aerospace Inc	8,578	397
Huntington Ingalls Industries Inc, Cl A	947	194
IDEX Corp	1,800	374
Illinois Tool Works Inc	6,465	1,489
Ingersoll Rand Inc	9,633	614
Jacobs Solutions Inc	2,962	404
JB Hunt Transport Services Inc	1,951	368
Johnson Controls International PLC	16,072	855
L3Harris Technologies Inc	4,409	768
Leidos Holdings Inc	3,243	299
Lockheed Martin Corp	5,300	2,167
Masco Corp	5,384	288
Nordson Corp	1,300	290
Norfolk Southern Corp	5,386	1,061
Northrop Grumman Corp	3,330	1,466
Old Dominion Freight Line Inc, Cl A	2,144	877
Otis Worldwide Corp	9,750	783
PACCAR Inc	12,300	1,046
Parker-Hannifin Corp, Cl A	2,971	1,157
Paychex Inc	7,569	873
Paycom Software Inc	1,159	301
Pentair PLC	3,966	257
Quanta Services Inc	3,418	639
Republic Services Inc	4,783	682
Robert Half Inc	2,532	186
Rockwell Automation Inc	2,726	779
Rollins Inc	5,500	205
RTX Corp	34,328	2,471

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Snap-on Inc	1,207	$308
Southwest Airlines Co, Cl A	13,962	378
Stanley Black & Decker Inc	3,608	302
Textron Inc	4,707	368
Trane Technologies PLC	5,370	1,090
TransDigm Group Inc *	1,320	1,113
Union Pacific Corp	14,341	2,920
United Airlines Holdings Inc *	7,700	326
United Parcel Service Inc, Cl B	17,068	2,660
United Rentals Inc	1,614	718
Verisk Analytics Inc, Cl A	3,426	809
Waste Management Inc	8,684	1,324
Westinghouse Air Brake Technologies Corp	4,271	454
WW Grainger Inc	1,064	736
Xylem Inc/NY	5,700	519

		70,139
Information Technology — 26.8%
Accenture PLC, Cl A	14,856	4,562
Adobe Inc *	10,747	5,480
Advanced Micro Devices Inc *	37,925	3,899
Akamai Technologies Inc *	3,604	384
Amphenol Corp, Cl A	13,960	1,173
Analog Devices Inc	11,772	2,061
ANSYS Inc *	2,007	597
Apple Inc	345,993	59,238
Applied Materials Inc	19,741	2,733
Arista Networks Inc *	5,870	1,080
Autodesk Inc, Cl A *	5,055	1,046
Broadcom Inc	9,710	8,065
Cadence Design Systems Inc *	6,351	1,488
CDW Corp/DE	3,147	635
Cisco Systems Inc	95,878	5,154
Cognizant Technology Solutions Corp, Cl A	11,905	806
Corning Inc, Cl B	17,908	546
DXC Technology Co *	4,830	101
Enphase Energy Inc *	3,200	385
EPAM Systems Inc *	1,400	358
F5 Inc, Cl A *	1,360	219
Fair Isaac Corp *	600	521
First Solar Inc *	2,500	404
Fortinet Inc *	15,290	897
Gartner Inc *	1,856	638
Gen Digital Inc	13,747	243
Hewlett Packard Enterprise Co	30,791	535
HP Inc	20,372	524
Intel Corp	98,137	3,489
International Business Machines Corp	21,368	2,998
Intuit Inc	6,559	3,351
Juniper Networks Inc	7,600	211
Keysight Technologies Inc *	4,132	547
KLA Corp	3,177	1,457
Lam Research Corp	3,178	1,992

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Microchip Technology Inc	12,913	$1,008
Micron Technology Inc	25,769	1,753
Microsoft Corp	174,884	55,220
Monolithic Power Systems Inc	1,150	531
Motorola Solutions Inc	3,882	1,057
NetApp Inc	5,085	386
NVIDIA Corp	58,111	25,278
NXP Semiconductors NV	6,076	1,215
ON Semiconductor Corp *	10,100	939
Oracle Corp, Cl B	37,071	3,927
Palo Alto Networks Inc *	7,159	1,678
PTC Inc *	2,757	391
Qorvo Inc *	2,400	229
QUALCOMM Inc	26,232	2,913
Roper Technologies Inc	2,513	1,217
Salesforce Inc *	22,962	4,656
Seagate Technology Holdings PLC	4,600	303
ServiceNow Inc *	4,785	2,675
Skyworks Solutions Inc	3,816	376
SolarEdge Technologies Inc *	1,300	168
Synopsys Inc *	3,571	1,639
TE Connectivity Ltd	7,409	915
Teledyne Technologies Inc *	1,118	457
Teradyne Inc	3,715	373
Texas Instruments Inc	21,344	3,394
Trimble Inc *	5,800	312
Tyler Technologies Inc *	1,020	394
VeriSign Inc *	2,095	424
Western Digital Corp *	7,674	350
Zebra Technologies Corp, Cl A *	1,173	277

		232,272
Materials — 2.4%
Air Products and Chemicals Inc	5,221	1,480
Albemarle Corp	2,757	469
Amcor PLC	35,032	321
Avery Dennison Corp	1,864	340
Ball Corp	7,372	367
Celanese Corp, Cl A	2,352	295
CF Industries Holdings Inc	4,650	399
Corteva Inc	16,673	853
Dow Inc	16,606	856
DuPont de Nemours Inc	10,799	806
Eastman Chemical Co	2,820	216
Ecolab Inc	5,816	985
FMC Corp	3,000	201
Freeport-McMoRan Inc, Cl B	33,663	1,255
International Flavors & Fragrances Inc	6,126	418
International Paper Co	8,252	293
Linde PLC	11,446	4,262
LyondellBasell Industries NV, Cl A	5,974	566
Martin Marietta Materials Inc, Cl A	1,469	603
Mosaic Co/The	7,909	282

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Newmont Corp	18,625	$688
Nucor Corp	5,827	911
Packaging Corp of America	2,100	322
PPG Industries Inc	5,505	715
Sealed Air Corp	3,428	113
Sherwin-Williams Co/The, Cl A	5,545	1,414
Steel Dynamics Inc	3,800	407
Vulcan Materials Co	3,149	636
Westrock Co	5,984	214

		20,687
Real Estate — 2.3%
Alexandria Real Estate Equities Inc ‡	3,723	373
American Tower Corp, Cl A ‡	10,997	1,808
AvalonBay Communities Inc ‡	3,328	572
Boston Properties Inc ‡	3,400	202
Camden Property Trust ‡	2,500	236
CBRE Group Inc, Cl A *	7,409	547
CoStar Group Inc *	9,600	738
Crown Castle Inc ‡	10,164	935
Digital Realty Trust Inc, Cl A ‡	6,869	831
Equinix Inc ‡	2,196	1,595
Equity Residential ‡	8,144	478
Essex Property Trust Inc ‡	1,521	323
Extra Space Storage Inc ‡	4,999	608
Federal Realty Investment Trust ‡	1,800	163
Healthpeak Properties Inc ‡	13,200	242
Host Hotels & Resorts Inc ‡	17,174	276
Invitation Homes Inc ‡	13,500	428
Iron Mountain Inc ‡	6,838	407
Kimco Realty Corp ‡	14,913	262
Mid-America Apartment Communities Inc ‡	2,740	353
Prologis Inc ‡	21,680	2,433
Public Storage ‡	3,687	972
Realty Income Corp ‡	16,728	835
Regency Centers Corp ‡	3,699	220
SBA Communications Corp, Cl A ‡	2,549	510
Simon Property Group Inc ‡	7,706	833
UDR Inc ‡	7,400	264
Ventas Inc ‡	9,332	393
VICI Properties Inc, Cl A ‡	23,600	687
Welltower Inc ‡	12,259	1,004
Weyerhaeuser Co ‡	17,461	535

		20,063
Utilities — 2.4%
AES Corp/The	16,090	244
Alliant Energy Corp	5,900	286
Ameren Corp	6,253	468
American Electric Power Co Inc	12,115	911
American Water Works Co Inc	4,557	564
Atmos Energy Corp	3,400	360
CenterPoint Energy Inc	15,085	405

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

S&P 500 Index Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
CMS Energy Corp	7,001	$372
Consolidated Edison Inc	8,136	696
Constellation Energy Corp	7,651	835
Dominion Energy Inc	19,630	877
DTE Energy Co	4,876	484
Duke Energy Corp	18,091	1,597
Edison International	8,957	567
Entergy Corp	5,026	465
Evergy Inc	5,499	279
Eversource Energy	8,335	485
Exelon Corp	23,355	883
FirstEnergy Corp	12,123	414
NextEra Energy Inc	47,571	2,725
NiSource Inc	9,844	243
NRG Energy Inc	5,481	211
PG&E Corp *	49,200	794
Pinnacle West Capital Corp	2,649	195
PPL Corp	17,571	414
Public Service Enterprise Group Inc	11,730	667
Sempra	14,690	999

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Southern Co/The	25,619	$1,658
WEC Energy Group Inc	7,371	594
Xcel Energy Inc	12,936	740

		20,432
Total Common Stock
(Cost $232,948) ($ Thousands)		845,950

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	19,012,292	19,012

Total Cash Equivalent
(Cost $19,012) ($ Thousands)		19,012

Total Investments in Securities — 99.9%
(Cost $251,960) ($ Thousands)		$864,962

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI	94	Dec-2023	$21,283	$20,330	$(953)

Percentages are based on Net Assets of $866,005 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	845,950	–	–	845,950
Cash Equivalent	19,012	–	–	19,012
Total Investments in Securities	864,962	–	–	864,962

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(953)	–	–	(953)
Total Other Financial Instruments	(953)	–	–	(953)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$1	$142	$(143)	$—	$—	$—	$6	$—
SEI Daily Income Trust, Government Fund, Institutional Class	2,986	140,872	(124,846)	—	—	19,012	332	—
Totals	$2,987	$141,014	$(124,989)	$—	$—	$19,012	$338	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.0%

Communication Services — 2.8%
Advantage Solutions Inc *	56,500	$160
Cable One Inc	1,536	946
Cardlytics Inc *	14,000	231
Cinemark Holdings Inc *	199,046	3,652
Cogent Communications Holdings Inc	16,793	1,039
EchoStar Corp, Cl A *	8,660	145
Eventbrite Inc, Cl A *	57,680	569
Gambling.com Group *	27,500	360
IDT Corp, Cl B *	13,680	302
Liberty Latin America Ltd, Cl A *	71,694	585
Lions Gate Entertainment Corp, Cl A *	128,192	1,087
Nexstar Media Group Inc, Cl A	7,179	1,029
Shutterstock Inc	19,547	744
Spok Holdings Inc	35,270	503
TEGNA Inc	27,168	396
Thryv Holdings Inc *	24,960	469
Vimeo Inc *	106,270	376
Yelp Inc, Cl A *	26,900	1,119
Ziff Davis Inc *	11,667	743

		14,455
Consumer Discretionary — 10.4%
2U Inc *	104,090	257
Aaron's Co Inc/The	73,095	765
Abercrombie & Fitch Co, Cl A *	20,317	1,145
Accel Entertainment Inc, Cl A *	80,300	879
Advance Auto Parts Inc	7,259	406
American Eagle Outfitters Inc	34,452	572
Bally's Corp *	21,010	275
Beazer Homes USA Inc, Cl A *	19,768	492
Biglari Holdings Inc, Cl B *	2,946	489
BJ's Restaurants Inc *	29,150	684

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bloomin' Brands Inc	132,179	$3,250
Bluegreen Vacations Holding Corp, Cl A	27,003	991
Brinker International Inc *	96,965	3,063
Brunswick Corp/DE	15,254	1,205
Build-A-Bear Workshop Inc *	31,550	928
Carrols Restaurant Group Inc *	109,523	722
Carter's Inc	17,942	1,241
Century Casinos Inc *	33,719	173
Cheesecake Factory Inc/The	16,462	499
Chico's FAS Inc *	39,480	295
Churchill Downs Inc	10,515	1,220
Chuy's Holdings Inc *	12,043	429
Coursera Inc *	64,500	1,206
Deckers Outdoor Corp *	627	322
Denny's Corp, Cl A *	27,430	232
Designer Brands Inc, Cl A	47,860	606
Destination XL Group Inc *	49,080	220
Dick's Sporting Goods Inc	6,650	722
Domino's Pizza Inc	3,054	1,157
Dorman Products Inc *	10,123	767
Duolingo Inc, Cl A *	4,651	771
El Pollo Loco Holdings Inc *	15,960	143
Ermenegildo Zegna NV	44,000	613
Ethan Allen Interiors Inc	18,330	548
First Watch Restaurant Group Inc *	55,074	952
Frontdoor Inc *	18,000	551
Goodyear Tire & Rubber Co/The *	33,031	411
Hasbro Inc	7,000	463
Hooker Furnishings	9,015	175
Hovnanian Enterprises, Cl A *	8,390	853
Inspired Entertainment Inc *	75,376	902
Latham Group Inc *	62,881	176
Legacy Housing Corp *	35,791	695
Light & Wonder Inc, Cl A *	7,419	529
Lindblad Expeditions Holdings Inc *	27,420	197
M/I Homes Inc *	4,683	394
Marine Products Corp	14,288	203
MarineMax Inc *	6,130	201
MasterCraft Boat Holdings Inc *	35,620	792
Modine Manufacturing Co *	34,063	1,558
Monarch Casino & Resort Inc	5,395	335
Movado Group Inc	29,036	794
Murphy USA Inc	5,849	1,999
OneSpaWorld Holdings Ltd *	47,366	531
Oxford Industries Inc, Cl A	4,418	425
PlayAGS Inc *	131,258	856
Pool Corp	2,972	1,058
Potbelly Corp *	50,940	397
Rush Street Interactive *	69,830	323
Shake Shack Inc, Cl A *	8,498	494
Steven Madden Ltd	22,016	699
Stoneridge Inc *	6,600	132

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Target Hospitality Corp *	58,667	$932
Topgolf Callaway Brands Corp *	46,949	650
Travel + Leisure Co	27,154	997
Urban Outfitters Inc *	104,934	3,430
Valvoline Inc *	25,365	818
Vera Bradley Inc *	37,140	246
Wingstop Inc, Cl A	7,632	1,373
Xponential Fitness Inc, Cl A *	29,830	462
YETI Holdings Inc *	18,494	892

		54,182
Consumer Staples — 4.9%
BellRing Brands Inc *	29,229	1,205
Casey's General Stores Inc	5,199	1,412
Celsius Holdings Inc *	6,036	1,036
Duckhorn Portfolio Inc/The *	83,700	859
elf Beauty Inc *	9,378	1,030
Hain Celestial Group Inc/The *	29,717	308
Hostess Brands Inc, Cl A *	26,514	883
Ingles Markets Inc, Cl A	6,280	473
Ingredion Inc	9,691	954
Inter Parfums Inc	13,801	1,854
Lancaster Colony Corp	3,568	589
Medifast Inc	18,908	1,415
MGP Ingredients Inc	6,123	646
National Beverage Corp, Cl A *	10,900	512
Natural Grocers by Vitamin Cottage Inc	34,257	442
Nature's Sunshine Products Inc *	47,381	785
Performance Food Group Co *	17,332	1,020
Pilgrim's Pride Corp *	147,871	3,376
PriceSmart Inc	7,900	588
Sovos Brands Inc *	45,129	1,018
TreeHouse Foods Inc *	27,390	1,194
USANA Health Sciences Inc *	18,690	1,095
Village Super Market Inc, Cl A	22,899	518
Vita Coco Co Inc/The *	30,169	786
Vital Farms Inc *	115,284	1,335

		25,333
Energy — 8.8%
AESI Holdings, Cl A	19,000	422
Arch Resources Inc	2,400	410
Archrock Inc	43,800	552
Berry Corp	144,640	1,186
Bristow Group Inc *	20,868	588
Cactus Inc, Cl A	20,505	1,030
California Resources Corp	9,200	515
Centrus Energy Corp, Cl A *	28,950	1,643
ChampionX Corp	35,113	1,251
Chord Energy Corp	8,477	1,374
Civitas Resources Inc	32,294	2,612
CNX Resources Corp *	31,912	721
CONSOL Energy Inc	5,700	598

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Crescent Point Energy Corp	74,479	$618
Delek US Holdings Inc	141,101	4,009
Diamond Offshore Drilling *	28,664	421
DMC Global Inc *	44,618	1,092
Dorian LPG Ltd *	22,634	650
Energy Fuels Inc/Canada *	51,000	419
Excelerate Energy, Cl A	52,680	898
Expro Group Holdings NV *	26,899	625
Gulfport Energy Corp *	9,720	1,153
Helix Energy Solutions Group Inc *	57,110	638
HF Sinclair Corp	19,160	1,091
Matador Resources Co	21,318	1,268
Noble Corp PLC	12,462	631
Northern Oil and Gas Inc	49,358	1,986
Oceaneering International Inc, Cl A *	25,621	659
Oil States International Inc *	33,050	277
PBF Energy Inc, Cl A	9,300	498
Permian Resources Corp, Cl A	140,000	1,954
Ranger Energy Services Inc, Cl A	77,738	1,102
REX American Resources Corp *	19,172	781
RPC Inc	69,950	625
Select Water Solutions Inc, Cl A	36,500	290
SFL Corp Ltd	55,446	618
Solaris Oilfield Infrastructure Inc, Cl A	98,826	1,053
Southwestern Energy Co *	427,397	2,757
TechnipFMC PLC	28,492	580
Teekay Corp *	142,750	881
Teekay Tankers Ltd, Cl A	16,728	696
TETRA Technologies Inc *	178,080	1,136
Tidewater Inc *	19,016	1,351
Transocean Ltd *	58,000	476
Uranium Energy *	75,000	386
VAALCO Energy Inc	128,230	563
Weatherford International PLC *	8,183	739

		45,823
Financials — 17.0%
AFC Gamma Inc ‡	22,068	259
Affirm Holdings Inc, Cl A *	18,500	393
Amalgamated Financial Corp	9,130	157
A-Mark Precious Metals Inc	15,880	466
Ambac Financial Group Inc *	81,750	986
American Equity Investment Life Holding Co *	48,578	2,606
Arrow Financial Corp	219	4
AssetMark Financial Holdings Inc *	61,388	1,540
Atlanticus Holdings Corp *	18,686	566
AvidXchange Holdings Inc *	18,800	178
Banco Latinoamericano de Comercio Exterior SA, Cl E	24,276	515
Bank OZK	30,656	1,136
Byline Bancorp Inc	12,540	247
Cantaloupe Inc *	92,688	579

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Capital Bancorp Inc	11,234	$215
Capital City Bank Group Inc	18,688	557
Carter Bankshares Inc *	15,208	191
Cass Information Systems Inc	11,720	437
Chimera Investment Corp ‡	127,610	697
City Holding Co	6,300	569
Civista Bancshares Inc	18,241	283
CNO Financial Group Inc	158,281	3,756
Coastal Financial Corp/WA *	19,077	819
Cohen & Steers Inc	17,248	1,081
Columbia Banking System Inc	210,818	4,280
Comerica Inc	25,230	1,048
Crawford & Co, Cl A	80,921	756
CrossFirst Bankshares Inc *	22,630	228
Enova International Inc *	4,110	209
Esquire Financial Holdings Inc	15,584	712
Essent Group Ltd	12,200	577
FactSet Research Systems Inc	2,616	1,144
Federal Agricultural Mortgage Corp, Cl C	2,850	440
First American Financial Corp	16,600	938
First Commonwealth Financial Corp	148,190	1,809
First Community Bankshares Inc	17,640	520
First Financial Corp/IN	5,780	195
First Interstate BancSystem Inc, Cl A	47,080	1,174
FirstCash Holdings Inc	6,329	635
Flywire Corp *	20,800	663
FNB Corp/PA	178,033	1,921
Globe Life Inc	8,871	965
Goosehead Insurance Inc, Cl A *	14,600	1,088
Great Southern Bancorp Inc	8,100	388
Hamilton Lane Inc, Cl A	21,603	1,954
Hanmi Financial Corp	8,180	133
Hanover Insurance Group Inc/The, Cl A	8,000	888
HBT Financial Inc	25,000	456
HCI Group Inc	4,190	227
Heritage Commerce Corp	44,663	378
Heritage Global Inc *	167,777	523
Heritage Insurance Holdings Inc *	136,568	886
Home BancShares Inc/AR	54,565	1,143
HomeTrust Bancshares Inc	17,390	377
I3 Verticals Inc, Cl A *	8,772	185
Independent Bank Corp	18,430	905
Independent Bank Corp/MI	15,040	276
International Money Express Inc *	22,527	381
Jack Henry & Associates Inc	7,054	1,066
Jackson Financial Inc, Cl A	49,477	1,891
KeyCorp	171,414	1,844
Kinsale Capital Group Inc	3,997	1,655
Lincoln National Corp	122,589	3,027
Macatawa Bank Corp	53,210	477
Mercantile Bank Corp	12,752	394
Merchants Bancorp/IN	39,590	1,097

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Metrocity Bankshares Inc	7,846	$154
MGIC Investment Corp	50,530	843
Morningstar Inc, Cl A	4,300	1,007
Mr Cooper Group Inc *	19,100	1,023
National Bank Holdings Corp, Cl A	12,000	357
New York Community Bancorp Inc	34,000	386
NMI Holdings Inc, Cl A *	58,223	1,577
Northrim BanCorp Inc	3,210	127
OFG Bancorp	42,797	1,278
Old National Bancorp/IN, Cl A	257,038	3,737
Old Second Bancorp Inc	35,080	477
Orrstown Financial Services Inc	16,710	351
Oscar Health Inc, Cl A *	90,000	501
Paymentus Holdings, Cl A *	38,600	641
Payoneer Global Inc *	102,000	624
Paysafe Ltd *	45,197	542
Peapack-Gladstone Financial Corp	9,550	245
PennyMac Financial Services Inc	5,158	344
Peoples Bancorp Inc/OH	6,720	171
Peoples Financial Services Corp	6,214	249
Pinnacle Financial Partners Inc	16,823	1,128
Primerica Inc	7,183	1,394
Prosperity Bancshares Inc	15,189	829
Regional Management Corp	25,347	702
Remitly Global Inc *	52,262	1,318
Repay Holdings Corp, Cl A *	30,830	234
Security National Financial Corp, Cl A *	15,270	120
Selectquote Inc *	247,220	289
Sierra Bancorp	18,880	358
Skyward Specialty Insurance Group *	16,000	438
Southern Missouri Bancorp Inc	3,011	117
Stellar Bancorp Inc	8,250	176
StepStone Group Inc, Cl A	14,875	470
Summit Financial Group Inc	7,280	164
Third Coast Bancshares Inc *	29,915	512
Universal Insurance Holdings Inc	55,435	777
Univest Financial Corp	50,472	877
Valley National Bancorp	110,000	942
Wintrust Financial Corp	19,356	1,461
World Acceptance Corp *	8,363	1,063
Zions Bancorp NA	59,002	2,059

		88,152
Health Care — 14.4%
ACADIA Pharmaceuticals Inc *	19,899	415
ADMA Biologics Inc *	250,692	897
Akero Therapeutics Inc *	10,524	532
Alector Inc *	82,500	535
Alignment Healthcare *	44,940	312
Alkermes PLC *	21,000	588
ALX Oncology Holdings Inc *	76,127	365
Amedisys Inc *	11,475	1,072
Amicus Therapeutics Inc *	48,928	595

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AMN Healthcare Services Inc *	40,418	$3,443
Amneal Pharmaceuticals Inc *	110,670	467
Amphastar Pharmaceuticals Inc *	12,707	584
ANI Pharmaceuticals Inc *	20,407	1,185
Anika Therapeutics Inc *	7,330	137
Arcturus Therapeutics Holdings Inc *	2,754	70
AtriCure Inc *	12,721	557
Avidity Biosciences Inc *	31,050	198
Avita Medical *	23,206	339
Axonics Inc *	8,780	493
Axsome Therapeutics Inc *	5,411	378
Biohaven Ltd *	15,000	390
Bridgebio Pharma Inc *	15,813	417
Brookdale Senior Living Inc, Cl A *	146,028	605
CareDx Inc *	51,950	364
Castle Biosciences Inc *	9,520	161
Catalyst Pharmaceuticals Inc *	41,309	483
Chemed Corp	2,086	1,084
Coherus Biosciences Inc *	39,230	147
Collegium Pharmaceutical Inc *	83,315	1,862
Community Health Systems Inc *	41,440	120
Computer Programs and Systems Inc *	7,880	126
Corcept Therapeutics Inc *	18,000	490
Crinetics Pharmaceuticals Inc *	15,000	446
Cross Country Healthcare Inc *	116,117	2,879
Cymabay Therapeutics Inc *	74,613	1,113
Disc Medicine Inc, Cl A *	10,250	482
Eagle Pharmaceuticals Inc/DE *	28,650	452
Emergent BioSolutions Inc *	84,400	287
Encompass Health Corp	42,441	2,850
Ensign Group Inc/The	15,898	1,477
Envista Holdings Corp *	26,311	734
Generation Bio Co *	35,081	133
Glaukos Corp *	8,124	611
Globus Medical Inc, Cl A *	11,111	552
GoodRx Holdings, Cl A *	95,308	537
Haemonetics Corp *	7,354	659
HealthEquity Inc *	17,675	1,291
HealthStream Inc	60,564	1,307
Heron Therapeutics Inc *	110,681	114
Hims & Hers Health Inc *	64,527	406
Ideaya Biosciences *	15,500	418
ImmunoGen Inc *	67,505	1,071
Immunovant Inc *	19,598	752
Inmode *	29,000	883
Innoviva Inc *	32,903	427
Insmed Inc *	19,200	485
Integra LifeSciences Holdings Corp *	73,686	2,814
Intra-Cellular Therapies Inc, Cl A *	10,649	555
Ionis Pharmaceuticals Inc *	8,500	386
iRadimed Corp *	34,995	1,553
iTeos Therapeutics Inc *	55,633	609

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kiniksa Pharmaceuticals Ltd, Cl A *	88,767	$1,542
Kodiak Sciences Inc *	79,980	144
Krystal Biotech Inc *	2,981	346
LeMaitre Vascular Inc	31,956	1,741
MacroGenics Inc *	27,910	130
Medpace Holdings Inc *	1,780	431
Merit Medical Systems Inc *	8,907	615
Mersana Therapeutics Inc *	104,370	133
MiMedx Group Inc *	59,547	434
Mirum Pharmaceuticals Inc *	22,130	699
NanoString Technologies Inc *	72,090	124
NeoGenomics Inc *	34,250	421
Nurix Therapeutics Inc *	58,940	463
OptimizeRx Corp *	15,765	123
Option Care Health Inc *	20,188	653
OraSure Technologies Inc *	180,480	1,070
Organogenesis Holdings Inc, Cl A *	209,125	665
Orthofix Medical Inc *	16,710	215
Patterson Cos Inc	19,100	566
Pennant Group Inc/The *	26,170	291
Perrigo Co PLC	33,066	1,056
PetIQ Inc, Cl A *	20,520	404
Phreesia Inc *	20,517	383
PMV Pharmaceuticals Inc *	23,520	144
Prestige Consumer Healthcare Inc, Cl A *	28,348	1,621
Privia Health Group Inc *	7,110	164
Quanterix Corp *	37,679	1,023
Quest Diagnostics Inc	7,703	939
QuidelOrtho Corp *	9,203	672
Rigel Pharmaceuticals Inc *	193,906	209
RxSight Inc *	18,229	508
Sana Biotechnology Inc *	71,100	275
SI-BONE Inc *	28,000	595
SIGA Technologies Inc *	148,320	779
Simulations Plus Inc	3,300	138
Soleno Therapeutics *	14,300	422
STERIS PLC	6,457	1,417
Stoke Therapeutics Inc *	25,214	99
Surgery Partners Inc *	14,600	427
Surmodics Inc *	34,252	1,099
Sutro Biopharma Inc *	36,157	125
Tango Therapeutics Inc *	37,000	417
TransMedics Group Inc *	6,123	335
UFP Technologies Inc *	2,456	397
UroGen Pharma *	18,700	262
US Physical Therapy Inc	12,113	1,111
Utah Medical Products Inc	2,416	208
Vanda Pharmaceuticals Inc *	219,757	949
Viemed Healthcare Inc *	79,707	536
Voyager Therapeutics Inc *	52,266	405
Y-mAbs Therapeutics Inc *	141,600	772

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zimvie Inc *	15,340	$144

		74,535
Industrials — 21.1%
AAON Inc	10,537	599
AAR Corp *	10,500	625
ABM Industries Inc	107,733	4,310
ACCO Brands Corp	365,567	2,098
AeroVironment Inc *	10,700	1,193
Air Lease Corp, Cl A	26,625	1,049
Alamo Group Inc	3,165	547
Allison Transmission Holdings Inc	17,137	1,012
API Group Corp *	26,196	679
Applied Industrial Technologies Inc, Cl A	8,544	1,321
ArcBest Corp	3,387	344
Archer Aviation, Cl A *(A)	64,407	326
Arcosa Inc	6,024	433
Argan Inc	10,854	494
Aris Water Solutions, Cl A	12,520	125
Astec Industries Inc	14,200	669
Astronics Corp *	35,930	570
Asure Software Inc *	47,402	448
AZEK Co Inc/The, Cl A *	32,490	966
Babcock & Wilcox Enterprises *	180,939	762
Barrett Business Services Inc	9,003	812
Blue Bird Corp *	11,198	239
Boise Cascade Co	4,609	475
Booz Allen Hamilton Holding Corp, Cl A	12,038	1,315
BrightView Holdings Inc *	125,730	974
Brink's Co/The	8,800	639
Broadridge Financial Solutions Inc	7,396	1,324
BWX Technologies Inc, Cl W	39,122	2,933
CACI International Inc, Cl A *	3,577	1,123
Carlisle Cos Inc	4,335	1,124
Cimpress PLC *	7,523	527
CIRCOR International Inc *	14,346	800
Clean Harbors Inc *	8,473	1,418
Comfort Systems USA Inc	6,897	1,175
Commercial Vehicle Group Inc *	108,084	839
Construction Partners Inc, Cl A *	17,500	640
Costamare Inc	107,614	1,035
Covenant Logistics Group Inc, Cl A	7,950	349
CSG Systems International Inc	10,461	535
CSW Industrials Inc	3,518	617
Curtiss-Wright Corp	2,600	509
Daseke Inc *	11,866	61
Distribution Solutions Group *	10,060	262
DXP Enterprises Inc/TX *	31,049	1,085
Eagle Bulk Shipping Inc	15,940	670
EMCOR Group Inc	11,360	2,390
Enerpac Tool Group Corp, Cl A	21,925	580
EnerSys	6,430	609
Ennis Inc	55,013	1,167

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
EnPro Industries Inc	9,177	$1,112
Enviri *	36,576	264
ExlService Holdings Inc *	25,150	705
First Advantage Corp *	14,080	194
Forrester Research Inc *	6,868	199
Franklin Covey Co *	26,852	1,153
FTAI Aviation Ltd	17,645	627
Gates Industrial Corp PLC *	52,487	609
GATX Corp	4,449	484
Genco Shipping & Trading Ltd	11,253	157
GFL Environmental Inc	37,105	1,178
Gibraltar Industries Inc *	8,700	587
Global Industrial	8,560	287
Gorman-Rupp Co/The	17,597	579
H&E Equipment Services Inc	14,952	646
Heidrick & Struggles International Inc	16,326	408
Heritage-Crystal Clean Inc *	13,316	604
Hexcel Corp, Cl A	11,302	736
Hudson Technologies Inc *	124,700	1,659
Huron Consulting Group Inc *	31,298	3,260
Hyster-Yale Materials Handling Inc	31,923	1,423
IBEX Holdings Ltd *	52,964	818
ICF International Inc, Cl A	3,950	477
IES Holdings *	5,400	356
Insperity Inc, Cl A	11,170	1,090
Interface Inc, Cl A	13,960	137
ITT Inc	14,803	1,449
Karat Packaging	26,435	610
Kelly Services Inc, Cl A	28,640	521
Kennametal Inc	17,426	434
Kirby Corp *	5,800	480
Korn Ferry	17,911	850
L B Foster Co, Cl A *	35,000	662
Landstar System Inc	5,648	999
Legalzoom.com Inc *	57,353	627
LSI Industries Inc	35,810	569
Manitowoc Co Inc/The *	67,453	1,015
Masonite International Corp *	10,679	996
McGrath RentCorp	6,433	645
Mistras Group *	34,678	189
MSA Safety Inc	1,977	312
MYR Group Inc *	4,073	549
National Presto Industries Inc	1,860	135
Nordson Corp	4,792	1,069
nVent Electric PLC	10,886	577
Owens Corning	4,449	607
PAM Transportation Services Inc *	19,264	415
Park-Ohio Holdings Corp	31,827	634
Parsons Corp *	20,391	1,108
Powell Industries Inc	21,723	1,801
Preformed Line Products Co	2,150	350
Primoris Services Corp	37,914	1,241

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Radiant Logistics Inc *	93,631	$529
Regal Rexnord Corp	6,392	913
REV Group Inc	50,034	801
Rush Enterprises Inc, Cl A	18,573	758
Safe Bulkers Inc	124,042	402
Simpson Manufacturing Co Inc	7,285	1,091
SkyWest Inc *	11,904	499
SP Plus Corp *	15,279	552
SPX Technologies Inc *	12,849	1,046
Standex International Corp	20,810	3,032
Steelcase Inc, Cl A	69,493	776
Sterling Infrastructure Inc *	13,862	1,019
Tennant Co	7,200	534
Terex Corp	25,485	1,468
Tetra Tech Inc	8,095	1,231
Thermon Group Holdings Inc *	22,200	610
Transcat Inc *	3,900	382
TransUnion	13,631	979
TriNet Group Inc *	4,800	559
TTEC Holdings Inc	19,336	507
UFP Industries Inc	9,452	968
UniFirst Corp/MA	5,282	861
Upwork Inc *	68,232	775
V2X Inc *	13,330	689
Valmont Industries Inc	7,501	1,802
Vertiv Holdings Co, Cl A	18,481	688
Vicor Corp *	6,600	389
Watts Water Technologies Inc, Cl A	3,200	553
WESCO International Inc	6,190	890
Willis Lease Finance *	3,840	162
XPO Inc *	8,560	639

		109,493
Information Technology — 11.4%
8x8 Inc *	266,830	672
A10 Networks Inc	33,569	505
ACM Research Inc, Cl A *	57,724	1,045
Aehr Test Systems *	10,554	482
Agilysys Inc *	6,148	407
Alkami Technology Inc *	35,221	642
Amplitude Inc, Cl A *	19,220	222
Appfolio Inc, Cl A *	6,105	1,115
Applied Optoelectronics Inc *	30,000	329
AppLovin Corp, Cl A *	15,437	617
Arlo Technologies Inc *	83,009	855
Aviat Networks Inc *	15,520	484
Axcelis Technologies Inc *	5,416	883
Badger Meter Inc	7,479	1,076
Belden Inc	20,488	1,978
Blackbaud Inc, Cl A *	6,330	445
Clearfield Inc *	10,455	300
Cognex Corp	19,794	840
CommVault Systems Inc *	8,714	589

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Credo Technology Group Holding Ltd *	25,420	$388
Digi International Inc *	16,512	446
Diodes Inc *	10,486	827
Dropbox Inc, Cl A *	12,041	328
eGain Corp *	54,866	336
Elastic NV *	6,500	528
Entegris Inc	4,059	381
Extreme Networks Inc *	22,060	534
Fabrinet *	7,736	1,289
Fastly Inc, Cl A *	56,728	1,087
Freshworks, Cl A *	53,691	1,069
Hackett Group Inc/The	20,465	483
Harmonic Inc, Cl A *	136,693	1,316
Immersion Corp	66,120	437
Intapp Inc *	16,754	562
IonQ Inc *	22,851	340
Iteris Inc *	122,683	508
Itron Inc *	8,475	513
Kimball Electronics Inc *	14,930	409
Kulicke & Soffa Industries Inc	22,931	1,115
Littelfuse Inc	4,309	1,066
LivePerson Inc *	30,990	121
LiveRamp Holdings Inc *	21,000	606
Lumentum Holdings Inc *	19,469	880
MACOM Technology Solutions Holdings Inc *	7,607	621
Mitek Systems Inc *	15,216	163
National Instruments Corp	7,033	419
Nutanix Inc, Cl A *	14,500	506
Olo Inc, Cl A *	29,960	182
Onto Innovation Inc *	6,927	883
OSI Systems Inc *	7,655	904
PAR Technology *	11,400	439
PC Connection Inc	22,107	1,180
PDF Solutions Inc *	18,040	584
Photronics Inc *	225,754	4,562
Power Integrations Inc	14,039	1,071
PROS Holdings Inc *	17,700	613
Pure Storage Inc, Cl A *	10,989	391
Qualys Inc *	3,727	569
Rambus Inc *	14,677	819
Ribbon Communications Inc *	43,490	117
Rimini Street Inc *	63,420	139
Sanmina Corp *	7,849	426
Sapiens International Corp NV	19,300	549
Silicon Laboratories Inc *	4,375	507
Silicon Motion Technology Corp ADR *	52,153	2,673
SolarWinds Corp *	65,680	620
Sprinklr Inc, Cl A *	75,893	1,050
SPS Commerce Inc *	3,501	597
Squarespace Inc, Cl A *	19,314	560
Super Micro Computer Inc *	9,951	2,729

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tenable Holdings Inc *	14,170	$635
Unisys Corp *	72,670	251
Universal Display Corp	11,228	1,763
Veeco Instruments Inc *	13,895	391
Viavi Solutions Inc *	119,194	1,089
Vishay Precision Group Inc *	25,420	854
Workiva Inc, Cl A *	6,514	660
Yext Inc *	60,078	380
Zuora Inc, Cl A *	63,168	520

		59,471
Materials — 4.1%
Alpha Metallurgical Resources Inc	2,450	636
AptarGroup Inc	3,750	469
Axalta Coating Systems Ltd *	38,918	1,047
Cabot Corp	8,263	572
Carpenter Technology Corp	19,532	1,313
Chase Corp	3,260	415
Clearwater Paper Corp *	33,400	1,211
Commercial Metals Co, Cl A	63,979	3,161
Eagle Materials Inc	2,526	421
Element Solutions Inc	47,477	931
Hawkins Inc	8,700	512
Haynes International Inc	15,389	716
Ingevity Corp *	20,665	984
Innospec Inc	4,987	510
Koppers Holdings Inc	13,800	546
Livent Corp *	52,259	962
O-I Glass Inc, Cl I *	60,729	1,016
Olympic Steel Inc	5,388	303
Quaker Chemical Corp	8,544	1,367
Reliance Steel & Aluminum Co	5,740	1,505
Silgan Holdings Inc	19,214	828
SunCoke Energy Inc	63,890	648
Universal Stainless & Alloy Products Inc *	42,800	561
Worthington Industries Inc	8,418	520

		21,154
Real Estate — 2.9%
Alexander's Inc ‡	1,640	299
Braemar Hotels & Resorts Inc ‡	70,000	194
Corporate Office Properties Trust ‡	33,968	810
CubeSmart ‡	23,900	911
Douglas Elliman Inc *	64,650	146
Essential Properties Realty Trust Inc ‡	26,067	564
eXp World Holdings Inc	65,705	1,067
Forestar Group Inc *	40,398	1,088
Hersha Hospitality Trust, Cl A ‡	23,640	233
Highwoods Properties Inc ‡	66,538	1,371
Kennedy-Wilson Holdings Inc	54,917	810
National Storage Affiliates Trust ‡	24,328	772
Newmark Group Inc, Cl A	127,556	820
NexPoint Residential Trust Inc ‡	21,941	706

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Orion Office Inc ‡	166,860	$869
RMR Group Inc/The, Cl A	25,058	615
Ryman Hospitality Properties Inc ‡	7,098	591
St Joe Co/The	8,200	446
STAG Industrial Inc ‡	38,927	1,343
Tanger Factory Outlet Centers Inc ‡	22,155	501
Terreno Realty Corp ‡	16,410	932
Universal Health Realty Income Trust ‡	3,100	125

		15,213
Utilities — 1.2%
American States Water Co	7,000	551
Black Hills Corp, Cl A	12,481	631
Brookfield Infrastructure Corp, Cl A	28,859	1,020
Chesapeake Utilities Corp	9,205	900
Genie Energy Ltd, Cl B	15,950	235
IDACORP Inc, Cl A	9,935	930
Portland General Electric Co	33,774	1,367
Pure Cycle Corp *	14,410	138
Spire Inc	8,900	504

		6,276
Total Common Stock
(Cost $454,140) ($ Thousands)		514,087

AFFILIATED PARTNERSHIP — 0.1%
SEI Liquidity Fund, LP
5.410% **†(B)	380,379	381

Total Affiliated Partnership
(Cost $380) ($ Thousands)		381

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	5,314,121	5,314

Total Cash Equivalent
(Cost $5,314) ($ Thousands)		5,314

Total Investments in Securities — 100.1%
(Cost $459,834) ($ Thousands)		$519,782

SEI Institutional Managed Trust

Percentages are based on Net Assets of $519,328 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $381 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	514,087	–	–	514,087
Affiliated Partnership	–	381	–	381
Cash Equivalent	5,314	–	–	5,314
Total Investments in Securities	519,401	381	–	519,782

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$2,751	$20,127	$(22,497)	$—	$—	$381	$31	$—
SEI Daily Income Trust, Government Fund, Institutional Class	9,050	161,889	(165,625)	—	—	5,314	294	—
Totals	$11,801	$182,016	$(188,122)	$–	$–	$5,695	$325	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Value Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.8%

Communication Services — 3.8%
Advantage Solutions Inc *	30,014	$85
AMC Networks Inc, Cl A *	18,606	219
Cargurus Inc, Cl A *	2,575	45
Cinemark Holdings Inc *	148,325	2,722
EchoStar Corp, Cl A *	11,083	186
Entravision Communications Corp, Cl A	16,827	62
John Wiley & Sons Inc, Cl A	23,541	875
Nexstar Media Group Inc, Cl A	32,011	4,589
Scholastic Corp, Cl B	8,835	337
Telephone and Data Systems Inc	26,718	489
Yelp Inc, Cl A *	4,325	180
Ziff Davis Inc *	49,867	3,176

		12,965
Consumer Discretionary — 12.4%
Aaron's Co Inc/The	30,736	322
Academy Sports & Outdoors Inc	12,479	590
Adient PLC *	24,000	881
Advance Auto Parts Inc	5,400	302
American Axle & Manufacturing Holdings Inc *	68,840	500
Big 5 Sporting Goods Corp (A)	6,921	49
Biglari Holdings Inc, Cl B *	234	39
Bloomin' Brands Inc	135,172	3,324
Brinker International Inc *	72,561	2,292
Capri Holdings Ltd *	12,553	660
Carriage Services Inc, Cl A	12,332	348
Carter's Inc	10,155	702
Cato Corp/The, Cl A	5,737	44
Chico's FAS Inc *	33,606	251
Dick's Sporting Goods Inc	7,236	786
Genesco Inc *	11,971	369
G-III Apparel Group Ltd *	21,184	528
Goodyear Tire & Rubber Co/The *	50,217	624
Group 1 Automotive Inc	6,949	1,867

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Guess? inc, Cl 3	32,177	$696
H&R Block Inc	25,382	1,093
Harley-Davidson Inc, Cl A	20,598	681
Haverty Furniture Cos Inc	25,587	736
Helen of Troy Ltd *	7,946	926
Jack in the Box Inc	7,693	531
KB Home	19,017	880
La-Z-Boy Inc, Cl Z	45,360	1,401
Lithia Motors Inc, Cl A	10,821	3,196
Macy's Inc	54,449	632
MasterCraft Boat Holdings Inc *	5,463	121
Meritage Homes Corp	11,030	1,350
Modine Manufacturing Co *	49,683	2,273
Movado Group Inc	4,903	134
ODP Corp/The *	28,464	1,314
Perdoceo Education Corp	20,135	344
Playa Hotels & Resorts NV *	57,420	416
PVH Corp	9,314	713
Sally Beauty Holdings Inc *	50,067	420
Shoe Carnival Inc	1,654	40
Signet Jewelers Ltd	14,832	1,065
Taylor Morrison Home Corp, Cl A *	25,611	1,091
Thor Industries Inc	4,360	415
Travel + Leisure Co	13,435	493
Tri Pointe Homes Inc *	76,114	2,082
Upbound Group Inc	20,611	607
Urban Outfitters Inc *	64,226	2,100
Vera Bradley Inc *	9,000	59
Victoria's Secret & Co *	55,411	924
Vista Outdoor Inc *	2,602	86
Winnebago Industries Inc	19,911	1,184

		42,481
Consumer Staples — 4.9%
Andersons Inc/The	9,843	507
Cal-Maine Foods Inc	11,977	580
Coca-Cola Consolidated Inc	1,814	1,154
Dole PLC	21,592	250
Energizer Holdings Inc	21,372	685
Herbalife Ltd *	21,359	299
Ingles Markets Inc, Cl A	15,909	1,198
Ingredion Inc	11,812	1,162
Medifast Inc	17,514	1,311
Nature's Sunshine Products Inc *	5,125	85
Nu Skin Enterprises Inc, Cl A	3,050	65
Pilgrim's Pride Corp *	111,098	2,536
SpartanNash Co	22,015	484
Spectrum Brands Holdings Inc	40,713	3,190
Sprouts Farmers Market Inc *	43,546	1,864
US Foods Holding Corp *	30,423	1,208
Village Super Market Inc, Cl A	13,897	315

		16,893

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Energy — 9.5%
Bristow Group Inc *	6,871	$193
California Resources Corp	33,399	1,871
Chevron Corp	11,304	1,906
Chord Energy Corp	5,267	854
Civitas Resources Inc	30,689	2,482
CNX Resources Corp *	23,446	529
Comstock Resources Inc	55,909	617
CONSOL Energy Inc	9,762	1,024
Crescent Point Energy Corp	58,231	483
Delek US Holdings Inc	105,137	2,987
DHT Holdings Inc	51,583	531
DT Midstream Inc	59,826	3,166
HF Sinclair Corp	48,215	2,745
International Seaways Inc	2,216	100
Magnolia Oil & Gas Corp, Cl A	82,409	1,888
Murphy Oil Corp	19,957	905
Overseas Shipholding Group Inc, Cl A *	12,695	56
Par Pacific Holdings Inc *	15,601	561
Patterson-UTI Energy Inc	81,945	1,134
PBF Energy Inc, Cl A	49,846	2,668
Ranger Energy Services Inc, Cl A	5,000	71
REX American Resources Corp *	4,506	183
Scorpio Tankers Inc	2,500	135
Southwestern Energy Co *	316,421	2,041
TechnipFMC PLC	114,390	2,327
Teekay Corp *	22,021	136
World Kinect Corp	48,623	1,091

		32,684
Financials — 23.2%
AFC Gamma Inc ‡	6,041	71
Amalgamated Financial Corp	4,384	76
A-Mark Precious Metals Inc	5,257	154
American Equity Investment Life Holding Co *	36,504	1,958
Apollo Commercial Real Estate Finance Inc ‡	25,820	262
Arbor Realty Trust Inc ‡(A)	61,105	928
Associated Banc-Corp	64,500	1,104
Axis Capital Holdings Ltd	14,142	797
B Riley Financial Inc	11,063	453
Banco Latinoamericano de Comercio Exterior SA, Cl E	35,074	744
Bank of NT Butterfield & Son Ltd/The	16,200	439
Bank OZK	22,104	819
BankUnited Inc	43,741	993
Bankwell Financial Group Inc	1,565	38
Banner Corp	11,870	503
Bar Harbor Bankshares	4,295	102
BayCom Corp	4,440	85
BCB Bancorp Inc	4,000	45
Berkshire Hills Bancorp Inc	31,937	640

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BGC Group, Cl A	412,220	$2,177
Blue Ridge Bankshares Inc *	5,776	26
Bread Financial Holdings	16,313	558
BrightSpire Capital Inc, Cl A ‡	60,228	377
Business First Bancshares Inc	5,863	110
Camden National Corp	19,308	545
Capital Bancorp Inc	2,753	53
Carlyle Secured Lending Inc	35,256	511
Carter Bankshares Inc *	7,203	90
Cathay General Bancorp	33,530	1,166
Central Pacific Financial Corp	31,526	526
Civista Bancshares Inc	4,598	71
CNB Financial Corp/PA	5,063	92
CNO Financial Group Inc	217,714	5,166
Columbia Banking System Inc	169,917	3,449
Comerica Inc	18,926	786
Community Trust Bancorp Inc	13,277	455
Crawford & Co, Cl A	5,301	50
CrossFirst Bankshares Inc *	11,080	112
Customers Bancorp Inc *	6,976	240
Donnelley Financial Solutions Inc *	15,887	894
Enova International Inc *	5,759	293
Enterprise Bancorp Inc	2,900	79
Euronet Worldwide Inc *	14,489	1,150
Federated Hermes Inc, Cl B	23,783	806
Financial Institutions Inc	4,854	82
First American Financial Corp	9,999	565
First Bank/Hamilton NJ	4,774	51
First Busey Corp	44,959	864
First Business Financial Services Inc	2,400	72
First Commonwealth Financial Corp	169,206	2,066
First Financial Corp/IN	12,855	435
First Merchants Corp	40,264	1,120
Flushing Financial Corp	36,137	474
FNB Corp/PA	208,246	2,247
FS KKR Capital Corp	28,720	566
Fulton Financial Corp	55,078	667
Genworth Financial Inc, Cl A *	245,337	1,438
Golub Capital BDC Inc	45,732	671
Great Southern Bancorp Inc	6,770	324
Green Dot Corp, Cl A *	14,020	195
Greenlight Capital Re Ltd, Cl A *	7,364	79
Hancock Whitney Corp, Cl A	27,473	1,016
Hanmi Financial Corp	29,050	471
Hercules Capital Inc, Cl A	45,031	739
Hilltop Holdings Inc	18,566	527
HomeStreet Inc	21,061	164
HomeTrust Bancshares Inc	4,006	87
Hope Bancorp Inc	111,362	986
Horizon Bancorp Inc/IN	1,050	11
Independent Bank Corp/MI	6,278	115
Invesco Mortgage Capital Inc ‡	19,075	191

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Value Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Jackson Financial Inc, Cl A	64,220	$2,454
KeyCorp	128,695	1,385
Ladder Capital Corp, Cl A ‡	57,181	587
LendingClub Corp *	30,082	184
Lincoln National Corp	91,169	2,251
Mercantile Bank Corp	4,399	136
Merchants Bancorp/IN	5,228	145
MGIC Investment Corp	68,696	1,147
Mid Penn Bancorp Inc	4,546	92
Midland States Bancorp Inc	6,502	134
MidWestOne Financial Group Inc	4,386	89
MVB Financial Corp	3,000	68
Navient Corp	52,282	900
New Mountain Finance Corp	33,690	436
OceanFirst Financial Corp	18,679	270
OFG Bancorp	80,213	2,395
Old National Bancorp/IN, Cl A	168,307	2,447
Orrstown Financial Services Inc	3,530	74
Oscar Health Inc, Cl A *	5,967	33
Pacific Premier Bancorp Inc	40,779	887
PacWest Bancorp (A)	85,500	676
Pathward Financial Inc	9,035	416
PCB Bancorp	3,500	54
Peapack-Gladstone Financial Corp	5,377	138
PennantPark Investment Corp	59,673	393
PennyMac Financial Services Inc	10,289	685
Peoples Bancorp Inc/OH	15,549	395
Peoples Financial Services Corp	840	34
Popular Inc	16,259	1,024
PROG Holdings Inc *	4,900	163
QCR Holdings Inc	4,736	230
Radian Group Inc	37,161	933
RBB Bancorp	4,906	63
Redwood Trust Inc ‡	42,981	306
Republic Bancorp Inc/KY, Cl A	9,189	405
Rithm Capital Corp ‡	102,861	956
Sierra Bancorp	4,509	85
Simmons First National Corp, Cl A	53,831	913
SiriusPoint Ltd *	30,519	310
Sixth Street Specialty Lending Inc	33,142	677
SmartFinancial Inc	2,250	48
South Plains Financial Inc	3,417	90
Starwood Property Trust Inc ‡	134,464	2,602
Summit Financial Group Inc	3,604	81
Synovus Financial Corp	27,579	767
Third Coast Bancshares Inc *	4,000	68
TowneBank	19,422	445
Universal Insurance Holdings Inc	3,880	54
Veritex Holdings Inc	29,758	534
Victory Capital Holdings Inc, Cl A	18,408	614
Washington Federal Inc	25,690	658

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zions Bancorp NA	68,438	$2,388

		79,535
Health Care — 7.1%
Alkermes PLC *	7,800	218
AMN Healthcare Services Inc *	41,488	3,534
Amneal Pharmaceuticals Inc *	88,778	375
Amphastar Pharmaceuticals Inc *	12,697	584
Avanos Medical Inc *	24,955	505
Catalyst Pharmaceuticals Inc *	3,087	36
Collegium Pharmaceutical Inc *	46,009	1,028
Computer Programs and Systems Inc *	18,821	300
Cross Country Healthcare Inc *	115,114	2,854
Dynavax Technologies Corp *	37,828	559
Eagle Pharmaceuticals Inc/DE *	3,432	54
Enovis Corp *	33,372	1,760
Exelixis Inc *	47,296	1,033
Globus Medical Inc, Cl A *	19,849	985
Inmode *	21,800	664
Innoviva Inc *	18,530	241
Integra LifeSciences Holdings Corp *	36,137	1,380
Ironwood Pharmaceuticals Inc, Cl A *	102,153	984
Ligand Pharmaceuticals Inc *	1,726	103
LivaNova PLC *	25,676	1,358
Organon & Co	41,532	721
Patterson Cos Inc	33,387	990
Pediatrix Medical Group Inc *	26,858	341
Point Biopharma Global Inc, Cl A *	7,627	51
Premier Inc, Cl A	26,685	574
Prestige Consumer Healthcare Inc, Cl A *	17,008	973
QuidelOrtho Corp *	11,591	847
Select Medical Holdings Corp	20,553	519
SIGA Technologies Inc *	16,082	84
Vanda Pharmaceuticals Inc *	17,148	74
Varex Imaging Corp *	4,500	85
Veradigm Inc *	33,601	441
Zimvie Inc *	6,970	66
Zymeworks *	17,902	113

		24,434
Industrials — 15.6%
ABM Industries Inc	62,595	2,504
ACCO Brands Corp	372,872	2,140
Alaska Air Group Inc *	14,531	539
Allison Transmission Holdings Inc	21,615	1,277
Apogee Enterprises Inc	17,725	835
ArcBest Corp	15,377	1,563
Argan Inc	1,080	49
Atkore Inc *	12,422	1,853
BlueLinx Holdings Inc *	2,564	211
Boise Cascade Co	11,596	1,195
BWX Technologies Inc, Cl W	46,648	3,498
Conduent Inc *	50,217	175

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CoreCivic Inc *‡	22,280	$251
Costamare Inc	14,000	135
CSG Systems International Inc	13,951	713
Deluxe Corp	19,464	368
Eagle Bulk Shipping Inc	4,025	169
EMCOR Group Inc	3,649	768
Encore Wire Corp	12,391	2,261
Ennis Inc	20,851	442
Esab Corp	32,598	2,289
Fluor Corp *	11,861	435
Gates Industrial Corp PLC *	46,172	536
GXO Logistics Inc *	54,488	3,196
Heidrick & Struggles International Inc	5,834	146
Hillenbrand Inc	11,392	482
Hub Group Inc, Cl A *	716	56
Interface Inc, Cl A	37,821	371
JetBlue Airways Corp *	12,059	55
Kaman Corp, Cl A	28,620	562
Kelly Services Inc, Cl A	29,293	533
Kennametal Inc	13,610	339
ManpowerGroup Inc	6,659	488
Masterbrand Inc *	9,500	115
Matson Inc	10,588	939
MDU Resources Group Inc	24,379	477
Middleby Corp/The *	3,030	388
Moog Inc, Cl A	10,993	1,242
Mueller Industries Inc	24,540	1,844
OPENLANE Inc *	147,955	2,208
Park-Ohio Holdings Corp	10,024	200
Primoris Services Corp	24,133	790
Quanex Building Products Corp	7,434	209
Radiant Logistics Inc *	7,598	43
RB Global Inc	15,171	948
Resources Connection Inc	4,888	73
Rush Enterprises Inc, Cl A	23,343	953
Ryder System Inc	18,652	1,995
Safe Bulkers Inc	21,291	69
SkyWest Inc *	8,292	348
Steelcase Inc, Cl A	15,000	168
Terex Corp	35,699	2,057
Timken Co/The	13,285	976
Titan International Inc *	15,000	201
TrueBlue Inc *	11,651	171
Tutor Perini Corp *	13,978	109
UFP Industries Inc	3,523	361
Universal Logistics Holdings Inc	2,000	50
Verra Mobility Corp, Cl A *	98,491	1,842
Wabash National Corp	55,633	1,175
WESCO International Inc	12,834	1,846
XPO Inc *	16,839	1,257

		53,488

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Information Technology — 8.4%
ACI Worldwide Inc *	40,170	$906
Amkor Technology Inc	84,822	1,917
Avnet Inc	26,696	1,286
Cirrus Logic Inc *	9,933	735
Clearfield Inc *	7,334	210
Consensus Cloud Solutions Inc *	22,601	569
Diodes Inc *	15,717	1,239
Immersion Corp	10,000	66
Insight Enterprises Inc *	5,441	792
Jabil Inc	18,856	2,393
NCR Corp *	29,392	793
NetScout Systems Inc *	5,753	161
Photronics Inc *	188,921	3,818
Rimini Street Inc *	11,454	25
Sanmina Corp *	48,457	2,630
ScanSource Inc *	14,488	439
Silicon Motion Technology Corp ADR *	39,187	2,008
Super Micro Computer Inc *	6,492	1,780
TD SYNNEX Corp	7,992	798
Teledyne Technologies Inc *	3,013	1,231
Teradata Corp *	18,278	823
TTM Technologies Inc *	53,247	686
Unisys Corp *	21,481	74
Verint Systems Inc *	76,622	1,762
Vishay Intertechnology Inc	43,074	1,065
Xerox Holdings Corp	30,438	478

		28,684
Materials — 7.3%
AdvanSix Inc	22,626	703
Alpha Metallurgical Resources Inc	4,767	1,238
Ashland Inc	27,666	2,260
Axalta Coating Systems Ltd *	93,387	2,512
Chemours Co/The	18,405	516
Clearwater Paper Corp *	4,178	151
Commercial Metals Co, Cl A	83,775	4,139
FMC Corp	24,337	1,630
FutureFuel Corp	6,785	49
Greif Inc, Cl A	23,839	1,593
Huntsman Corp	34,538	843
Ingevity Corp *	9,390	447
Knife River Corp *	6,094	297
Koppers Holdings Inc	21,610	855
LSB Industries Inc *	9,000	92
Minerals Technologies Inc	1,133	62
O-I Glass Inc, Cl I *	43,751	732
Rayonier Advanced Materials Inc *	20,000	71
Ryerson Holding Corp	20,467	595
Silgan Holdings Inc	102,733	4,429
SunCoke Energy Inc	84,927	862
Sylvamo Corp	6,400	281
Valhi Inc	1,055	14

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Value Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Warrior Met Coal Inc	16,011	$818

		25,189
Real Estate — 6.0%
Acadia Realty Trust ‡	1,711	25
Alexander & Baldwin Inc ‡	10,570	177
American Assets Trust Inc ‡	34,805	677
Apple Hospitality REIT Inc ‡	50,728	778
Brandywine Realty Trust ‡	55,921	254
Brixmor Property Group Inc ‡	27,974	581
Chatham Lodging Trust ‡	44,210	423
City Office REIT Inc ‡	10,937	46
DiamondRock Hospitality Co ‡	19,970	160
Diversified Healthcare Trust ‡	56,685	110
EPR Properties, Cl A ‡	22,621	940
Equity Commonwealth *‡	51,915	954
Forestar Group Inc *	5,053	136
Franklin Street Properties Corp ‡	70,949	131
Gaming and Leisure Properties Inc ‡	78,515	3,576
Global Net Lease Inc ‡	54,281	522
Highwoods Properties Inc ‡	50,047	1,031
Kite Realty Group Trust ‡	41,313	885
Marcus & Millichap Inc	3,088	91
Medical Properties Trust Inc ‡	219,399	1,196
Newmark Group Inc, Cl A	171,544	1,103
Office Properties Income Trust ‡	18,671	77
Orion Office Inc ‡	16,000	83
Pebblebrook Hotel Trust ‡	6,360	86
Piedmont Office Realty Trust Inc, Cl A ‡	63,565	357
PotlatchDeltic Corp ‡	16,663	756
Regency Centers Corp ‡	2,906	173
RLJ Lodging Trust ‡	92,181	902
Sabra Health Care Inc ‡	104,511	1,457
Service Properties Trust ‡	43,395	334
SITE Centers Corp ‡	4,500	55
Summit Hotel Properties Inc ‡	4,100	24
Sunstone Hotel Investors Inc ‡	54,292	508
Tanger Factory Outlet Centers Inc ‡	52,296	1,182
Uniti Group Inc ‡	118,592	560
Xenia Hotels & Resorts Inc ‡	5,651	67

		20,417
Utilities — 0.6%
Genie Energy Ltd, Cl B	5,000	74
National Fuel Gas Co	24,004	1,246
Northwest Natural Holding Co	4,168	159
ONE Gas Inc	2,026	138
Otter Tail Corp	2,199	167
Pure Cycle Corp *	6,950	67

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UGI Corp	12,698	$292

		2,143
Total Common Stock
(Cost $282,792) ($ Thousands)		338,913

AFFILIATED PARTNERSHIP — 0.5%
SEI Liquidity Fund, LP
5.410% **†(B)	1,685,883	1,689

Total Affiliated Partnership
(Cost $1,686) ($ Thousands)		1,689

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	3,705,790	3,706

Total Cash Equivalent
(Cost $3,706) ($ Thousands)		3,706

Total Investments in Securities — 100.4%
(Cost $288,184) ($ Thousands)		$344,308

Percentages are based on Net Assets of $343,050 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $1,689 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	338,913	–	–	338,913
Affiliated Partnership	–	1,689	–	1,689
Cash Equivalent	3,706	–	–	3,706
Total Investments in Securities	342,619	1,689	–	344,308

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$675	$19,363	$(18,350)	$—	$1	$1,689	$73	$—
SEI Daily Income Trust, Government Fund, Institutional Class	10,063	96,580	(102,937)	—	—	3,706	204	—
Totals	$10,738	$115,943	$(121,287)	$–	$1	$5,395	$277	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Growth Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.7%

Communication Services — 3.1%
Angi Inc, Cl A *	290,189	$574
Cargurus Inc, Cl A *	139,442	2,443
Gambling.com Group *	39,600	518
Reservoir Media Inc *	114,232	697
Shutterstock Inc	7,874	300
TechTarget Inc *	38,339	1,164
Vivid Seats, Cl A *	71,498	459
Yelp Inc, Cl A *	34,782	1,447
Ziff Davis Inc *	9,207	586
ZipRecruiter Inc, Cl A *	111,409	1,336

		9,524
Consumer Discretionary — 10.7%
Aaron's Co Inc/The	44,320	464
Abercrombie & Fitch Co, Cl A *	20,355	1,147
Atmus Filtration Technologies Inc *(A)	46,495	969
Beazer Homes USA Inc, Cl A *	8,491	212
BJ's Restaurants Inc *	24,095	565
Bluegreen Vacations Holding Corp, Cl A	3,373	124
Boot Barn Holdings Inc *	1,140	93
Canada Goose Holdings Inc *(A)	51,447	754
Carvana Co, Cl A *	2,036	85
Chuy's Holdings Inc *	12,700	452
Clarus Corp	75,805	573
Coursera Inc *	34,995	654
Crocs Inc *	10,087	890
Deckers Outdoor Corp *	933	480
Ethan Allen Interiors Inc	5,890	176
Everi Holdings Inc *	118,944	1,572
First Watch Restaurant Group Inc *	30,400	526
Frontdoor Inc *	37,700	1,153
Grand Canyon Education Inc *	9,733	1,138
Group 1 Automotive Inc	2,668	717
Hanesbrands Inc	99,520	394

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hasbro Inc	10,210	$675
Installed Building Products Inc	4,201	525
KB Home	27,898	1,291
M/I Homes Inc *	4,967	417
MDC Holdings Inc	11,859	489
Meritage Homes Corp	1,779	218
Modine Manufacturing Co *	44,399	2,031
Movado Group Inc	2,718	74
Murphy USA Inc	3,144	1,074
National Vision Holdings Inc *	33,474	542
NEOGAMES SA *	35,787	966
PlayAGS Inc *	191,084	1,246
Sally Beauty Holdings Inc *	84,314	707
Signet Jewelers Ltd	5,584	401
Skechers USA Inc, Cl A *	37,342	1,828
Skyline Champion Corp *	3,116	199
Stoneridge Inc *	90,624	1,819
Stride Inc *	19,935	898
Taylor Morrison Home Corp, Cl A *	11,005	469
TRI Pointe Homes Inc *	37,281	1,020
Upbound Group Inc	15,900	468
Urban Outfitters Inc *	34,667	1,133
Vista Outdoor Inc *	12,660	419
WW International Inc *	12,916	143
YETI Holdings Inc *	14,676	708

		32,898
Consumer Staples — 4.0%
Beauty Health Co/The *	141,576	852
BellRing Brands Inc *	24,725	1,019
Celsius Holdings Inc *	7,624	1,308
Chefs' Warehouse Inc/The *	9,505	201
Coca-Cola Consolidated Inc	246	157
Dole PLC	48,138	558
elf Beauty Inc *	15,477	1,700
Hostess Brands Inc, Cl A *	10,609	353
Inter Parfums Inc	7,093	953
MGP Ingredients Inc	9,088	959
Primo Water Corp	27,659	382
Sprouts Farmers Market Inc *	13,882	594
Turning Point Brands Inc	100,014	2,309
Utz Brands Inc	37,500	504
Vita Coco Co Inc/The *	20,967	546

		12,395
Energy — 9.1%
AESI Holdings, Cl A	30,685	682
Arch Resources Inc	3,555	607
Archrock Inc	78,680	991
California Resources Corp	13,557	759
Centrus Energy Corp, Cl A *	8,728	496
Chord Energy Corp	2,870	465
Civitas Resources Inc	20,294	1,641

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CONSOL Energy Inc	8,410	$882
CVR Energy Inc	17,387	592
DHT Holdings Inc	60,362	622
Diamond Offshore Drilling *	34,862	512
Dril-Quip Inc *	21,322	601
Energy Fuels Inc/Canada *	74,500	612
Gulfport Energy Corp *	6,512	773
International Seaways Inc	14,532	654
Newpark Resources Inc, Cl A *	74,361	514
Noble Corp PLC	18,103	917
Northern Oil and Gas Inc	20,367	819
Oceaneering International Inc, Cl A *	41,125	1,058
Par Pacific Holdings Inc *	19,864	714
PBF Energy Inc, Cl A	26,392	1,413
Peabody Energy Corp	20,997	546
Permian Resources Corp, Cl A	66,359	926
Scorpio Tankers Inc	11,978	648
SFL Corp Ltd	37,418	417
TechnipFMC PLC	38,736	788
Teekay Tankers Ltd, Cl A	12,620	525
TETRA Technologies Inc *	114,930	733
Tidewater Inc *	25,426	1,807
Transocean Ltd *	82,000	673
Uranium Energy *	97,835	504
Viper Energy Partners LP	37,850	1,055
Weatherford International PLC *	33,210	3,000

		27,946
Financials — 8.8%
Affirm Holdings Inc, Cl A *	27,531	586
AvidXchange Holdings Inc *	43,000	408
Axos Financial Inc *	17,514	663
Banco Latinoamericano de Comercio Exterior SA, Cl E	4,185	89
Bancorp Inc/The *	12,697	438
BGC Group, Cl A	52,185	276
Coastal Financial Corp/WA *	2,916	125
Donnelley Financial Solutions Inc *	6,564	369
Enact Holdings	20,134	548
Enova International Inc *	10,972	558
EVERTEC Inc	14,496	539
EZCORP Inc, Cl A *	71,305	588
FB Financial Corp	15,992	453
Federal Agricultural Mortgage Corp, Cl C	9,682	1,494
First BanCorp/Puerto Rico	42,726	575
First Financial Bancorp	23,612	463
Goosehead Insurance Inc, Cl A *	7,891	588
Independent Bank Corp	10,566	519
International Money Express Inc *	82,043	1,389
Kinsale Capital Group Inc	4,382	1,815
Mr Cooper Group Inc *	42,561	2,280
Navient Corp	55,976	964
New York Community Bancorp Inc	41,972	476

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NMI Holdings Inc, Cl A *	26,008	$705
OFG Bancorp	20,192	603
Old National Bancorp/IN, Cl A	36,800	535
Pathward Financial Inc	11,351	523
Payoneer Global Inc *	24,898	152
PennyMac Financial Services Inc	10,980	731
Peoples Bancorp Inc/OH	19,470	494
Preferred Bank/Los Angeles CA	9,400	585
PROG Holdings Inc *	28,679	952
Radian Group Inc	21,342	536
Remitly Global Inc *	44,482	1,122
S&T Bancorp Inc	20,351	551
Skyward Specialty Insurance Group *	46,972	1,285
Southside Bancshares Inc	17,703	508
Trustmark Corp	22,700	493
WisdomTree Inc	179,852	1,259

		27,237
Health Care — 17.2%
4D Molecular Therapeutics Inc *	36,306	462
ACADIA Pharmaceuticals Inc *	29,840	622
Addus HomeCare Corp *	5,354	456
ADMA Biologics Inc *	141,877	508
Alkermes PLC *	21,544	603
Amphastar Pharmaceuticals Inc *	16,531	760
Amylyx Pharmaceuticals Inc *	14,594	267
ANI Pharmaceuticals Inc *	9,745	566
Arbutus Biopharma Corp *	14,072	29
Arvinas Inc *	27,587	542
Aurinia Pharmaceuticals Inc *	53,626	417
Avita Medical *	36,606	535
Axogen Inc *	72,239	361
Axonics Inc *	9,258	520
Axsome Therapeutics Inc *	5,780	404
Biohaven Ltd *	18,407	479
Bridgebio Pharma Inc *	31,986	843
C4 Therapeutics Inc *	174,183	324
Catalyst Pharmaceuticals Inc *	66,023	772
Certara Inc *	50,651	736
Collegium Pharmaceutical Inc *	1,410	31
CONMED Corp	2,523	254
Corcept Therapeutics Inc *	26,315	717
CorVel Corp *	578	114
Crinetics Pharmaceuticals Inc *	20,566	612
Cross Country Healthcare Inc *	12,713	315
Cymabay Therapeutics Inc *	56,421	841
Definitive Healthcare Corp, Cl A *	87,545	699
Disc Medicine Inc, Cl A *	14,299	672
Ensign Group Inc/The	6,253	581
Evolent Health Inc, Cl A *	7,665	209
Glaukos Corp *	10,289	774
Haemonetics Corp *	5,845	524
HealthEquity Inc *	43,297	3,163

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hims & Hers Health Inc *	33,247	$209
Ideaya Biosciences *	22,712	613
ImmunoGen Inc *	91,449	1,451
Immunovant Inc *	26,386	1,013
Inhibrx Inc *	31,482	578
Inmode *	13,636	415
Insmed Inc *	26,136	660
Integer Holdings Corp *	6,502	510
Intercept Pharmaceuticals Inc *	3,085	57
Intra-Cellular Therapies Inc, Cl A *	8,403	438
Ionis Pharmaceuticals Inc *	10,627	482
iTeos Therapeutics Inc *	7,324	80
Kiniksa Pharmaceuticals Ltd, Cl A *	109,283	1,898
Krystal Biotech Inc *	3,752	435
Lantheus Holdings Inc *	17,263	1,199
Ligand Pharmaceuticals Inc *	7,840	470
LivaNova PLC *	8,778	464
Madrigal Pharmaceuticals Inc *	438	64
MaxCyte Inc *	171,225	534
Medpace Holdings Inc *	9,352	2,264
Merit Medical Systems Inc *	23,178	1,600
MiMedx Group Inc *	160,190	1,168
Nevro Corp *	37,078	713
NextGen Healthcare Inc *	16,738	397
Nuvalent Inc, Cl A *	14,146	650
Omnicell Inc *	6,797	306
Option Care Health Inc *	20,465	662
OraSure Technologies Inc *	30,135	179
ORIC Pharmaceuticals Inc *	77,940	472
Paragon 28 Inc *	60,418	758
Pediatrix Medical Group Inc *	52,442	667
Prestige Consumer Healthcare Inc, Cl A *	3,273	187
PROCEPT BioRobotics Corp *	8,515	279
Progyny Inc *	16,095	548
Quanterix Corp *	23,885	648
QuidelOrtho Corp *	37,522	2,741
RayzeBio *	6,700	149
Relay Therapeutics Inc *	48,495	408
Revance Therapeutics Inc *	7,036	81
RxSight Inc *	22,017	614
SI-BONE Inc *	5,117	109
Sight Sciences Inc *	68,908	232
Silk Road Medical Inc *	46,900	703
Soleno Therapeutics *	18,800	555
Sonendo Inc *	161,953	121
SpringWorks Therapeutics Inc *	24,732	572
Supernus Pharmaceuticals Inc *	6,547	180
Tandem Diabetes Care Inc *	18,711	389
Tango Therapeutics Inc *	49,416	556
Tenet Healthcare Corp *	6,819	449
TG Therapeutics Inc *	8,673	72
TransMedics Group Inc *	8,251	452

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UFP Technologies Inc *	2,761	$446
UroGen Pharma *	27,411	384
Veracyte Inc *	53,189	1,188

		53,181
Industrials — 23.8%
AAON Inc	10,902	620
ACV Auctions Inc, Cl A *	125,658	1,908
AeroVironment Inc *	6,472	722
Air Transport Services Group Inc *	23,967	500
Alight Inc, Cl A *	369,802	2,622
Allegiant Travel Co, Cl A	7,768	597
Applied Industrial Technologies Inc, Cl A	9,971	1,542
ArcBest Corp	4,466	454
Archer Aviation, Cl A *(A)	93,000	471
Arcosa Inc	18,724	1,346
Atkore Inc *	5,551	828
Avis Budget Group Inc *	756	136
Beacon Roofing Supply Inc *	8,233	635
Boise Cascade Co	7,560	779
Brink's Co/The	8,293	602
BWX Technologies Inc, Cl W	9,300	697
Byrna Technologies Inc *	122,117	274
Cimpress PLC *	26,358	1,845
Comfort Systems USA Inc	8,702	1,483
Curtiss-Wright Corp	3,828	749
Dycom Industries Inc *	7,437	662
Eagle Bulk Shipping Inc	2,259	95
EMCOR Group Inc	5,328	1,121
Encore Wire Corp	3,802	694
EnerSys	5,446	516
Ennis Inc	4,669	99
ESCO Technologies Inc	6,951	726
ExlService Holdings Inc *	49,435	1,386
Forrester Research Inc *	56,575	1,635
FTAI Aviation Ltd	25,654	912
GMS Inc *	13,993	895
Greenbrier Cos Inc/The	22,450	898
Griffon Corp	11,856	470
H&E Equipment Services Inc	11,154	482
Heartland Express Inc	35,022	515
Heritage-Crystal Clean Inc *	59,468	2,697
Hillenbrand Inc	4,333	183
HNI Corp	21,461	743
Hudson Technologies Inc *	227,915	3,031
Huron Consulting Group Inc *	14,192	1,478
ICF International Inc, Cl A	5,749	695
IES Holdings *	7,800	514
Janus International Group Inc *	58,750	629
John Bean Technologies Corp, Cl A	6,683	703
Kadant Inc	4,260	961
Kirby Corp *	32,257	2,671
Korn Ferry	1,896	90

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Legalzoom.com Inc *	130,601	$1,429
Limbach Holdings Inc *	2,901	92
Manitowoc Co Inc/The *	38,351	577
Matson Inc	33,370	2,961
McGrath RentCorp	6,090	610
Montrose Environmental Group Inc *	19,698	576
MSA Safety Inc	3,262	514
MYR Group Inc *	15,024	2,025
nVent Electric PLC	13,802	731
Owens Corning	6,593	899
Parsons Corp *	14,440	785
Powell Industries Inc	10,935	907
Primoris Services Corp	21,619	708
RB Global Inc	40,122	2,508
Rocket Lab USA Inc *	15,740	69
Rush Enterprises Inc, Cl A	6,514	266
Safe Bulkers Inc	30,960	100
Shoals Technologies Group Inc, Cl A *	9,320	170
Simpson Manufacturing Co Inc	9,709	1,455
SkyWest Inc *	17,341	727
SP Plus Corp *	27,772	1,003
SPX Technologies Inc *	5,876	478
Standex International Corp	4,594	669
Sterling Infrastructure Inc *	8,216	604
Tennant Co	19,709	1,461
Terex Corp	10,594	610
Titan Machinery Inc *	20,065	533
Transcat Inc *	7,997	783
TriNet Group Inc *	12,011	1,399
Upwork Inc *	43,577	495
Vertiv Holdings Co, Cl A	23,739	883
Vicor Corp *	9,160	539
Watts Water Technologies Inc, Cl A	3,069	530
XPO Inc *	10,887	813

		73,220
Information Technology — 16.0%
8x8 Inc *	319,791	806
A10 Networks Inc	11,420	172
ACI Worldwide Inc *	24,865	561
ACM Research Inc, Cl A *	81,578	1,477
Aehr Test Systems *	16,679	762
Alkami Technology Inc *	108,622	1,979
Allegro MicroSystems Inc *	45,120	1,441
Amplitude Inc, Cl A *	43,138	499
Appfolio Inc, Cl A *	7,315	1,336
Applied Optoelectronics Inc *	47,926	526
AppLovin Corp, Cl A *	24,150	965
Arlo Technologies Inc *	42,844	441
Asana Inc, Cl A *	3,000	55
Axcelis Technologies Inc *	8,691	1,417
Badger Meter Inc	14,125	2,032
Belden Inc	17,823	1,721

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Box Inc, Cl A *	11,251	$272
C3.ai Inc, Cl A *	4,282	109
Calix Inc *	14,067	645
Clear Secure, Cl A	28,232	538
Clearwater Analytics Holdings Inc, Cl A *	24,803	480
Consensus Cloud Solutions Inc *	89,733	2,259
Credo Technology Group Holding Ltd *	35,996	549
Digi International Inc *	9,393	254
Dropbox Inc, Cl A *	19,258	524
Elastic NV *	10,380	843
Extreme Networks Inc *	52,214	1,264
Fabrinet *	6,678	1,113
Fastly Inc, Cl A *	46,284	887
Freshworks, Cl A *	41,541	827
Hackett Group Inc/The	6,806	161
Impinj Inc *	3,778	208
Instructure Holdings Inc *	6,419	163
Intapp Inc *	4,024	135
IonQ Inc *	39,109	582
MACOM Technology Solutions Holdings Inc *	20,087	1,639
Mirion Technologies Inc, Cl A *	276,996	2,069
Model N Inc *	20,452	499
Monday.com Ltd *	4,376	697
Nutanix Inc, Cl A *	23,307	813
Onto Innovation Inc *	9,930	1,266
OSI Systems Inc *	5,236	618
PagerDuty Inc *	69,097	1,554
PAR Technology *	16,700	644
PDF Solutions Inc *	16,746	543
Progress Software Corp	10,100	531
Pure Storage Inc, Cl A *	13,444	479
Qualys Inc *	11,052	1,686
Rambus Inc *	8,679	484
Silicon Laboratories Inc *	531	62
SolarWinds Corp *	50,364	475
Sprinklr Inc, Cl A *	51,149	708
Sprout Social Inc, Cl A *	2,110	105
SPS Commerce Inc *	9,670	1,650
Super Micro Computer Inc *	6,246	1,713
Tenable Holdings Inc *	14,084	631
Universal Display Corp	4,653	730
Veeco Instruments Inc *	41,588	1,169
Xerox Holdings Corp	37,843	594

		49,362
Materials — 2.9%
Alpha Metallurgical Resources Inc	7,091	1,842
American Vanguard Corp, Cl B	4,806	52
AptarGroup Inc	5,515	690
ATI Inc *	14,267	587
Carpenter Technology Corp	21,911	1,473
Clearwater Paper Corp *	14,816	537

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Small Cap Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Commercial Metals Co, Cl A	11,551	$571
Eagle Materials Inc	3,040	506
Livent Corp *	24,962	459
O-I Glass Inc, Cl I *	27,189	455
Orion SA	11,032	235
Ranpak Holdings Corp, Cl A *	174,868	951
Warrior Met Coal Inc	2,473	126
Worthington Industries Inc	8,576	530

		9,014
Real Estate — 2.3%
Acadia Realty Trust ‡	42,232	606
Alexander & Baldwin Inc ‡	10,340	173
Essential Properties Realty Trust Inc ‡	26,996	584
Forestar Group Inc *	3,252	88
GEO Group *‡	14,045	115
Getty Realty Corp ‡	17,871	495
Independence Realty Trust Inc ‡	7,145	100
Innovative Industrial Properties Inc, Cl A ‡	7,266	550
Kite Realty Group Trust ‡	27,627	592
LXP Industrial Trust, Cl B ‡	59,210	527
Newmark Group Inc, Cl A	36,897	237
Phillips Edison & Co Inc ‡	16,718	561
Plymouth Industrial REIT Inc ‡	29,676	622
St Joe Co/The	11,897	646
Tanger Factory Outlet Centers Inc ‡	53,600	1,211

		7,107
Utilities — 0.8%
Northwest Natural Holding Co	14,371	548
ONE Gas Inc	7,722	527
Otter Tail Corp	11,828	898
Portland General Electric Co	10,315	418

		2,391
Total Common Stock
(Cost $280,056) ($ Thousands)		304,275

Description	Shares	Market Value ($ Thousands)
AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, LP
5.410% **†(B)	2,407,465	$2,403

Total Affiliated Partnership
(Cost $2,407) ($ Thousands)		2,403

CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	3,886,677	3,887

Total Cash Equivalent
(Cost $3,887) ($ Thousands)		3,887

Total Investments in Securities — 100.8%
(Cost $286,350) ($ Thousands)		$310,565

Percentages are based on Net Assets of $308,042 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 6).
‡	Real Estate Investment Trust.
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $2,403 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	304,275	–	–	304,275
Affiliated Partnership	–	2,403	–	2,403
Cash Equivalent	3,887	–	–	3,887
Total Investments in Securities	308,162	2,403	–	310,565

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$3,740	$38,783	$(40,121)	$—	$1	$2,403	$70	$—
SEI Daily Income Trust, Government Fund, Institutional Class	6,614	75,969	(78,696)	—	—	3,887	173	—
Totals	$10,354	$114,752	$(118,817)	$–	$1	$6,290	$243	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations. The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Small/Mid Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.7%

Communication Services — 4.8%
Cinemark Holdings Inc *	458,087	$8,406
Cogent Communications Holdings Inc	18,392	1,138
EchoStar Corp, Cl A *	34,053	570
Electronic Arts Inc	2,290	276
Eventbrite Inc, Cl A *	121,618	1,199
IAC Inc *	3,105	156
Interpublic Group of Cos Inc/The	24,754	709
Iridium Communications Inc	9,732	443
John Wiley & Sons Inc, Cl A	17,485	650
Lions Gate Entertainment Corp, Cl A *	84,240	714
Match Group Inc *	1,449	57
Nexstar Media Group Inc, Cl A	68,960	9,887
Ooma Inc *	8,203	107
Playstudios Inc *	271,381	863
Shutterstock Inc	14,686	559
Take-Two Interactive Software Inc, Cl A *	3,431	482
TKO Group Holdings Inc	44,598	3,749
Ziff Davis Inc *	114,457	7,290

		37,255
Consumer Discretionary — 9.2%
Abercrombie & Fitch Co, Cl A *	3,827	216
Accel Entertainment Inc, Cl A *	55,670	610
Advance Auto Parts Inc	8,059	451
American Eagle Outfitters Inc	12,590	209
Asbury Automotive Group Inc *	3,907	899
AutoNation Inc *	1,730	262
Bloomin' Brands Inc	223,448	5,495
Bright Horizons Family Solutions Inc *	1,538	125
Brinker International Inc *	203,887	6,441
Carrols Restaurant Group Inc *	466,421	3,074
Carter's Inc	16,460	1,138
Cavco Industries Inc *	947	251

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Coursera Inc *	68,450	$1,279
Dave & Buster's Entertainment Inc *	43,840	1,625
Deckers Outdoor Corp *	3,400	1,748
Duolingo Inc, Cl A *	9,465	1,570
Ermenegildo Zegna NV	48,262	672
Etsy Inc *	6,503	420
Frontdoor Inc *	21,087	645
Group 1 Automotive Inc	4,472	1,202
Haverty Furniture Cos Inc	17,831	513
Helen of Troy Ltd *	8,526	994
Hibbett Inc	17,681	840
LCI Industries	16,429	1,929
Lithia Motors Inc, Cl A	24,454	7,222
LKQ Corp	47,920	2,372
Modine Manufacturing Co *	122,254	5,593
Murphy USA Inc	6,857	2,343
Ollie's Bargain Outlet Holdings Inc *	3,893	300
Overstock.com Inc *	25,391	402
Penske Automotive Group Inc, Cl A	1,099	184
Pool Corp	14,595	5,197
Shake Shack Inc, Cl A *	4,949	287
Skechers USA Inc, Cl A *	19,536	956
Standard Motor Products Inc	2,314	78
Stride Inc *	38,570	1,737
Taylor Morrison Home Corp, Cl A *	45,726	1,948
Urban Outfitters Inc *	129,062	4,219
Vail Resorts Inc	9,517	2,112
Victoria's Secret & Co *	133,072	2,220
Whirlpool Corp	3,320	444
Williams-Sonoma Inc	2,639	410
Winmark Corp	1,329	496

		71,128
Consumer Staples — 5.8%
BellRing Brands Inc *	10,378	428
BJ's Wholesale Club Holdings Inc *	24,382	1,740
Calavo Growers Inc	17,731	447
Cal-Maine Foods Inc	80	4
Casey's General Stores Inc	3,572	970
Central Garden & Pet Co, Cl A *	15,496	621
Coca-Cola Consolidated Inc	2,500	1,591
Darling Ingredients Inc *	16,819	878
elf Beauty Inc *	11,364	1,248
Flowers Foods Inc	23,770	527
Fresh Del Monte Produce Inc	51,983	1,343
Freshpet Inc *	8,866	584
Hostess Brands Inc, Cl A *	77,581	2,584
Ingles Markets Inc, Cl A	6,621	499
Ingredion Inc	14,851	1,461
Inter Parfums Inc	6,330	850
J & J Snack Foods Corp	7,030	1,151
John B Sanfilippo & Son Inc	5,357	529
Kroger Co/The	6,156	276

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Medifast Inc	40,132	$3,004
Pilgrim's Pride Corp *	231,359	5,282
PriceSmart Inc	12,015	894
Primo Water Corp	86,629	1,196
Seaboard Corp	144	541
Seneca Foods Corp, Cl A *	315	17
Sovos Brands Inc *	61,466	1,386
Spectrum Brands Holdings Inc	75,995	5,954
Sprouts Farmers Market Inc *	27,834	1,191
TreeHouse Foods Inc *	33,391	1,455
Universal Corp/VA	18,077	854
US Foods Holding Corp *	10,313	410
USANA Health Sciences Inc *	18,330	1,074
Vector Group Ltd	6,608	70
Village Super Market Inc, Cl A	16,517	374
Vita Coco Co Inc/The *	32,446	845
Vital Farms Inc *	77,527	898
Weis Markets Inc	27,069	1,705

		44,881
Energy — 5.3%
Ardmore Shipping Corp	27,181	353
ChampionX Corp	14,821	528
CNX Resources Corp *	16,326	369
Coterra Energy Inc	69,602	1,883
Delek US Holdings Inc	331,230	9,410
DHT Holdings Inc	83,305	858
Diamondback Energy Inc, Cl A	12,076	1,870
DT Midstream Inc	76,021	4,023
Golar LNG Ltd	5,175	125
Gulfport Energy Corp *	11,603	1,377
HF Sinclair Corp	40,000	2,277
International Seaways Inc	21,180	953
Magnolia Oil & Gas Corp, Cl A	80,870	1,853
Marathon Petroleum Corp	7,296	1,104
Par Pacific Holdings Inc *	21,115	759
Pioneer Natural Resources Co	4,198	964
Southwestern Energy Co *	659,689	4,255
TechnipFMC PLC	164,634	3,349
Teekay Corp *	107,083	661
Teekay Tankers Ltd, Cl A	23,249	968
Tidewater Inc *	18,164	1,291
Viper Energy Partners LP	71,469	1,992

		41,222
Financials — 17.3%
1st Source Corp	7,047	297
Allstate Corp/The	990	110
American Equity Investment Life Holding Co	158,197	8,486
American Financial Group Inc/OH	13,674	1,527
Ameriprise Financial Inc	4,701	1,550
Arch Capital Group Ltd *	10,008	798
Argo Group International Holdings Ltd	54,585	1,629

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AssetMark Financial Holdings Inc *	92,841	$2,328
Axos Financial Inc *	48,113	1,822
Banco Latinoamericano de Comercio Exterior SA, Cl E	26,811	568
Bank of NT Butterfield & Son Ltd/The	5,799	157
Bank OZK	55,988	2,075
BankUnited Inc	6,774	154
BGC Group, Cl A	1,099,126	5,803
Cambridge Bancorp	2,114	132
Cantaloupe Inc *	89,709	561
Capital City Bank Group Inc	9,652	288
Cass Information Systems Inc	8,453	315
Cboe Global Markets Inc	3,600	562
City Holding Co	9,869	892
CNO Financial Group Inc	310,638	7,371
Columbia Banking System Inc	323,229	6,562
Comerica Inc	29,273	1,216
Community Trust Bancorp Inc	21,646	742
Diamond Hill Investment Group Inc	3,975	670
Donnelley Financial Solutions Inc *	39,415	2,218
Eagle Bancorp Inc	21,162	454
Employers Holdings Inc	17,888	715
Enstar Group Ltd *	314	76
Enterprise Financial Services Corp	16,282	611
Essent Group Ltd	23,800	1,125
Euronet Worldwide Inc *	33,730	2,677
Everest Group Ltd	6,060	2,252
EVERTEC Inc	55,000	2,045
Federal Agricultural Mortgage Corp, Cl C	1,256	194
Financial Institutions Inc	27,226	458
First American Financial Corp	3,200	181
First Citizens BancShares Inc/NC, Cl A	775	1,070
First Commonwealth Financial Corp	316,920	3,870
First Community Bankshares Inc	66,479	1,958
First Financial Bancorp	20,000	392
First Interstate BancSystem Inc, Cl A	51,000	1,272
First Merchants Corp	66,622	1,853
FirstCash Holdings Inc	1,666	167
Flywire Corp *	44,351	1,414
FNB Corp/PA	494,669	5,337
GCM Grosvenor Inc	25,774	200
Global Payments Inc	1,009	116
Goosehead Insurance Inc, Cl A *	2,366	176
Great Southern Bancorp Inc	13,042	625
Hanover Insurance Group Inc/The, Cl A	25,705	2,853
Heritage Global Inc *	2,180	7
Heritage Insurance Holdings Inc	268,724	1,744
HomeTrust Bancshares Inc	4,975	108
Horace Mann Educators Corp, Cl A	66,934	1,967
Independent Bank Corp/MI	12,857	236
Jackson Financial Inc, Cl A	78,072	2,984
KeyCorp	154,602	1,663

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lincoln National Corp	266,434	$6,578
MarketAxess Holdings Inc	350	75
Merchants Bancorp/IN	59,391	1,646
Mid Penn Bancorp Inc	12,735	256
MidWestOne Financial Group Inc	30,180	614
NMI Holdings Inc, Cl A *	16,031	434
OceanFirst Financial Corp	15,666	227
OFG Bancorp	133,441	3,985
Old National Bancorp/IN, Cl A	241,949	3,518
Oscar Health Inc, Cl A *	186,181	1,037
Pacific Premier Bancorp Inc	120,479	2,622
PacWest Bancorp	122,955	973
Patria Investments, Cl A	13,793	201
Paymentus Holdings, Cl A *	113,366	1,882
Payoneer Global Inc *	190,021	1,163
Peoples Bancorp Inc/OH	7,310	186
PJT Partners Inc, Cl A	14,364	1,141
Popular Inc	11,261	710
Preferred Bank/Los Angeles CA	13,055	813
ProAssurance Corp	26,146	494
Reinsurance Group of America Inc, Cl A	7,938	1,152
Remitly Global Inc *	92,754	2,339
RenaissanceRe Holdings Ltd	6,494	1,285
Republic Bancorp Inc/KY, Cl A	17,019	750
Selective Insurance Group Inc	19,688	2,031
Sierra Bancorp	10,091	191
Starwood Property Trust Inc ‡	199,041	3,851
Third Coast Bancshares Inc *	10,257	175
United Fire Group Inc	791	16
Univest Financial Corp	12,387	215
Westamerica BanCorp	18,168	786
Zions Bancorp NA	68,397	2,386

		133,365
Health Care — 14.6%
ACADIA Pharmaceuticals Inc *	87,758	1,829
ADMA Biologics Inc *	263,628	944
Agios Pharmaceuticals Inc *	30,842	763
Akero Therapeutics Inc *	30,983	1,567
Alkermes PLC *	68,608	1,922
Amicus Therapeutics Inc *	171,173	2,081
AMN Healthcare Services Inc *	89,425	7,617
Amphastar Pharmaceuticals Inc *	39,594	1,821
AnaptysBio Inc *	16,840	302
ANI Pharmaceuticals Inc *	36,413	2,114
Anika Therapeutics Inc *	49,576	924
Ascendis Pharma A/S ADR *	5,923	555
AtriCure Inc *	17,038	746
Atrion Corp	1	—
Avanos Medical Inc *	72,042	1,457
Avista Public Acquisition Corp II, Cl W *	67,355	350
Axonics Inc *	10,000	561
BioCryst Pharmaceuticals Inc *	72,555	514

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Biohaven Ltd *	7,698	$200
Catalyst Pharmaceuticals Inc *	44,621	522
Cencora Inc, Cl A	4,713	848
Charles River Laboratories International Inc *	7,525	1,475
Chemed Corp	5,665	2,944
Collegium Pharmaceutical Inc *	144,126	3,221
Corcept Therapeutics Inc *	24,000	654
CorVel Corp *	3,132	616
Crinetics Pharmaceuticals Inc *	6,227	185
Cross Country Healthcare Inc *	277,044	6,868
Cullinan Oncology Inc *	12,802	116
CVRx Inc *	36,296	551
Cymabay Therapeutics Inc *	15,367	229
Day One Biopharmaceuticals Inc *	14,368	176
Deciphera Pharmaceuticals Inc *	22,192	282
DENTSPLY SIRONA Inc	5,362	183
Doximity Inc, Cl A *	38,504	817
Edgewise Therapeutics Inc *	14,482	83
Encompass Health Corp	19,928	1,338
Enovis Corp *	57,084	3,010
Ensign Group Inc/The	4,885	454
Evolus Inc *	48,067	439
Globus Medical Inc, Cl A *	20,046	995
GoodRx Holdings, Cl A *	346,710	1,952
Haemonetics Corp *	23,458	2,101
HealthEquity Inc *	15,081	1,102
HealthStream Inc	61,213	1,321
Hims & Hers Health Inc *	68,848	433
ICON PLC *	7,886	1,942
ICU Medical Inc *	5,669	675
IDEXX Laboratories Inc *	458	200
ImmunoGen Inc *	91,670	1,455
Incyte Corp *	3,300	191
Insmed Inc *	22,493	568
Integra LifeSciences Holdings Corp *	114,280	4,364
Ionis Pharmaceuticals Inc *	6,047	274
Iovance Biotherapeutics Inc *	68,123	310
iRadimed Corp	4,219	187
Ironwood Pharmaceuticals Inc, Cl A *	22,753	219
Jazz Pharmaceuticals PLC *	5,000	647
Kiniksa Pharmaceuticals Ltd, Cl A *	31,021	539
Lantheus Holdings Inc *	5,359	372
LeMaitre Vascular Inc	3,528	192
Ligand Pharmaceuticals Inc *	20,252	1,213
LivaNova PLC *	68,306	3,612
Madrigal Pharmaceuticals Inc *	1,113	163
Masimo Corp *	3,863	339
Medpace Holdings Inc *	12,810	3,102
Merit Medical Systems Inc *	17,000	1,173
Mettler-Toledo International Inc *	411	455
National HealthCare Corp	4,888	313

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Small/Mid Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
National Research Corp, Cl A	12,793	$568
NeoGenomics Inc *	51,646	635
Neurocrine Biosciences Inc *	11,777	1,325
NextGen Healthcare Inc *	35,438	841
OmniAB Inc *	11,714	—
Option Care Health Inc *	42,714	1,382
OraSure Technologies Inc *	166,742	989
Pacira BioSciences Inc *	44,489	1,365
Penumbra Inc *	1,427	345
Perrigo Co PLC	34,247	1,094
Phibro Animal Health Corp, Cl A	94,132	1,202
Phreesia Inc *	24,280	454
Point Biopharma Global Inc, Cl A *	14,694	98
Prestige Consumer Healthcare Inc, Cl A *	46,904	2,682
Puma Biotechnology Inc *	172,696	454
Quanterix Corp *	41,966	1,139
REGENXBIO Inc *	35,675	587
Revance Therapeutics Inc *	61,071	700
Revvity Inc	12,707	1,407
Shockwave Medical Inc *	1,170	233
SI-BONE Inc *	19,280	410
Supernus Pharmaceuticals Inc *	43,377	1,196
Surgery Partners Inc *	29,500	863
Surmodics Inc *	37,162	1,193
Tabula Rasa HealthCare Inc *	80,000	825
Taro Pharmaceutical Industries Ltd *	25,554	964
Teleflex Inc	5,740	1,127
Tenet Healthcare Corp *	6,108	402
Theravance Biopharma Inc *	3,763	32
UFP Technologies Inc *	9,200	1,485
United Therapeutics Corp *	7,055	1,594
Utah Medical Products Inc	4,566	393
Varex Imaging Corp *	31,710	596
Ventyx Biosciences Inc *	2,985	104
Viemed Healthcare Inc *	122,739	826
Voyager Therapeutics Inc *	128,115	993
WaVe Life Sciences Ltd *	7,045	41
Xencor Inc *	12,980	262

		112,493
Industrials — 17.5%
A O Smith Corp	4,400	291
AAON Inc	24,624	1,400
AAR Corp *	15,000	893
ABM Industries Inc	127,439	5,099
ACCO Brands Corp	635,856	3,650
Acuity Brands Inc	2,320	395
Advanced Drainage Systems Inc	15,809	1,800
AECOM	13,579	1,128
AeroVironment Inc *	8,052	898
Alamo Group Inc	3,073	531
Apogee Enterprises Inc	8,561	403
Applied Industrial Technologies Inc, Cl A	12,000	1,855

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Astec Industries Inc	30,606	$1,442
Asure Software Inc *	24,481	232
Barrett Business Services Inc	2,176	196
Boise Cascade Co	4,228	436
Bowman Consulting Group Ltd, Cl A *	15,185	426
Brady Corp, Cl A	372	20
Brink's Co/The	1,514	110
Broadridge Financial Solutions Inc	1,700	304
Builders FirstSource Inc *	9,855	1,227
BWX Technologies Inc, Cl W	92,285	6,919
CACI International Inc, Cl A *	1,073	337
Casella Waste Systems Inc, Cl A *	5,000	381
CBIZ Inc *	22,449	1,165
CECO Environmental Corp *	52,254	834
Cintas Corp	3,186	1,532
Clean Harbors Inc *	7,022	1,175
CRA International Inc	11,678	1,177
CSG Systems International Inc	16,685	853
CSW Industrials Inc	1,824	320
Curtiss-Wright Corp	12,804	2,505
Ducommun Inc *	8,335	363
EMCOR Group Inc	17,604	3,704
Esab Corp	75,081	5,272
ExlService Holdings Inc *	109,076	3,058
Exponent Inc	25,514	2,184
Franklin Covey Co *	7,478	321
FTI Consulting Inc *	6,375	1,137
Gorman-Rupp Co/The	6,501	214
GXO Logistics Inc *	87,444	5,129
H&E Equipment Services Inc	14,490	626
Heartland Express Inc	53,253	782
Heritage-Crystal Clean Inc *	29,302	1,329
Hillenbrand Inc	8,146	345
Hub Group Inc, Cl A *	12,964	1,018
Hubbell Inc, Cl B	1,071	336
Huntington Ingalls Industries Inc, Cl A	1,235	253
Huron Consulting Group Inc *	1,476	154
Hyster-Yale Materials Handling Inc	16,740	746
IDEX Corp	4,000	832
Kadant Inc	10,046	2,266
Kaman Corp, Cl A	70,405	1,383
Kennametal Inc	33,177	825
Kforce Inc	10,057	600
L3Harris Technologies Inc	2,036	354
Landstar System Inc	8,600	1,522
Legalzoom.com Inc *	31,420	344
LSI Industries Inc	81,218	1,290
Marten Transport Ltd	49,401	974
Masonite International Corp *	28,376	2,645
Matthews International Corp, Cl A	45,895	1,786
McGrath RentCorp	6,000	601
Miller Industries Inc/TN	36,016	1,412

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MSA Safety Inc	10,698	$1,687
MSC Industrial Direct Co Inc, Cl A	3,679	361
Mueller Industries Inc	8,000	601
MYR Group Inc *	22,025	2,968
National Presto Industries Inc	7,176	520
Old Dominion Freight Line Inc, Cl A	5,536	2,265
OPENLANE Inc *	259,680	3,874
Park Aerospace Corp	81,129	1,260
Powell Industries Inc	10,713	888
Primoris Services Corp	29,688	972
Radiant Logistics Inc *	17,857	101
RB Global Inc	40,510	2,532
RBC Bearings Inc *	4,000	936
Resources Connection Inc	21,841	326
Rush Enterprises Inc, Cl A	58,383	2,384
RXO Inc *	50,356	993
Schneider National Inc, Cl B	13,231	366
Science Applications International Corp	13,698	1,446
Simpson Manufacturing Co Inc	7,500	1,124
SP Plus Corp *	1,746	63
Standex International Corp	5,842	851
Tennant Co	12,618	936
Terex Corp	16,656	960
Tetra Tech Inc	26,187	3,981
Textainer Group Holdings Ltd	47,803	1,781
Toro Co/The	2,800	233
UFP Industries Inc	9,396	962
UniFirst Corp/MA	1,278	208
United Rentals Inc	4,375	1,945
Upwork Inc *	37,909	431
Verra Mobility Corp, Cl A *	125,782	2,352
WESCO International Inc	28,639	4,119
Westinghouse Air Brake Technologies Corp	3,600	383
WNS Holdings Ltd ADR *	33,143	2,269
XPO Inc *	55,015	4,107
Xylem Inc/NY	4,342	395

		135,319
Information Technology — 13.6%
A10 Networks Inc	113,184	1,701
ACI Worldwide Inc *	184,078	4,153
Agilysys Inc *	17,117	1,132
Amdocs Ltd	14,000	1,183
Amkor Technology Inc	28,193	637
ANSYS Inc *	2,600	774
Appfolio Inc, Cl A *	977	178
Arista Networks Inc *	9,558	1,758
Arlo Technologies Inc *	92,723	955
Aspen Technology Inc *	9,268	1,893
Axcelis Technologies Inc *	16,688	2,721
Bel Fuse Inc, Cl B	28,255	1,348
Blackbaud Inc, Cl A *	21,437	1,507
Cadence Design Systems Inc *	9,084	2,128

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Calix Inc *	22,676	$1,039
Cambium Networks Corp *	33,991	249
Clearfield Inc *	1,632	47
CommVault Systems Inc *	19,305	1,305
Consensus Cloud Solutions Inc *	61,270	1,543
CTS Corp	7,000	292
Digi International Inc *	21,257	574
Diodes Inc *	15,000	1,183
eGain Corp *	43,177	265
Entegris Inc	17,353	1,630
EPAM Systems Inc *	2,034	520
Fabrinet *	2,627	438
Fair Isaac Corp *	1,635	1,420
Fastly Inc, Cl A *	81,769	1,568
Freshworks, Cl A *	27,144	541
Gartner Inc *	1,518	522
GoDaddy Inc, Cl A *	20,705	1,542
Hackett Group Inc/The	37,239	878
Ichor Holdings Ltd *	10,411	322
Insight Enterprises Inc *	21,641	3,149
Intapp Inc *	43,878	1,471
Iteris Inc *	200,952	832
Kyndryl Holdings Inc *	25,247	381
Lattice Semiconductor Corp *	14,532	1,249
LiveRamp Holdings Inc *	35,399	1,021
Lumentum Holdings Inc *	2,779	126
MACOM Technology Solutions Holdings Inc *	5,522	450
Manhattan Associates Inc *	10,280	2,032
Monolithic Power Systems Inc	2,213	1,022
ON Semiconductor Corp *	42,625	3,962
OSI Systems Inc *	184	22
Palo Alto Networks Inc *	2,358	553
PDF Solutions Inc *	6,638	215
Perficient Inc *	12,505	724
Photronics Inc *	341,905	6,910
Power Integrations Inc	10,000	763
Progress Software Corp	5,788	304
PROS Holdings Inc *	41,930	1,452
PTC Inc *	19,109	2,707
Qualys Inc *	12,281	1,873
Rambus Inc *	12,784	713
RingCentral Inc, Cl A *	773	23
Semtech Corp *	5,382	139
Silicon Motion Technology Corp ADR *	102,899	5,274
SolarWinds Corp *	161,176	1,522
Sprinklr Inc, Cl A *	12,658	175
SPS Commerce Inc *	16,563	2,826
Squarespace Inc, Cl A *	11,670	338
Super Micro Computer Inc *	26,125	7,164
Synopsys Inc *	4,279	1,964
Teledyne Technologies Inc *	13,141	5,369

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Small/Mid Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Tenable Holdings Inc *	29,500	$1,322
Teradyne Inc	11,312	1,136
Tyler Technologies Inc *	4,508	1,741
Verint Systems Inc *	112,718	2,591
Vishay Precision Group Inc *	10,000	336
Wix.com Ltd *	11,682	1,072
Yext Inc *	99,074	627
Zuora Inc, Cl A *	223,206	1,839

		105,335
Materials — 5.7%
Alamos Gold Inc, Cl A	47,569	537
Albemarle Corp	3,497	595
Ashland Inc	55,852	4,562
Avery Dennison Corp	2,472	451
Axalta Coating Systems Ltd *	170,448	4,585
Balchem Corp	14,444	1,792
Carpenter Technology Corp	10,434	701
Century Aluminum Co *	59,619	429
Chase Corp	3,821	486
Commercial Metals Co, Cl A	177,556	8,773
Crown Holdings Inc	4,800	425
FMC Corp	63,800	4,273
Fortitude Gold Corp	40,846	244
Hawkins Inc	12,136	714
Ingevity Corp *	36,000	1,714
Materion Corp	9,421	960
NewMarket Corp	1,035	471
Novagold Resources Inc *	116,696	448
Packaging Corp of America	2,600	399
Reliance Steel & Aluminum Co	1,602	420
Royal Gold Inc, Cl A	2,923	311
Silgan Holdings Inc	243,629	10,503
Universal Stainless & Alloy Products Inc *	44,326	581

		44,374
Real Estate — 3.6%
Alexander & Baldwin Inc ‡	26,193	438
Alexander's Inc ‡	5,898	1,075
Centerspace ‡	15,417	929
Community Healthcare Trust Inc ‡	384	11
CoStar Group Inc *	26,241	2,018
EastGroup Properties Inc ‡	14,800	2,465
Elme Communities ‡	42,047	574
Equity Commonwealth ‡	10,526	193
Equity LifeStyle Properties Inc ‡	20,564	1,310
FRP Holdings Inc *	4,575	247
Gaming and Leisure Properties Inc ‡	164,643	7,499
Getty Realty Corp ‡	28,351	786
Gladstone Commercial Corp ‡	24,848	302
Highwoods Properties Inc ‡	120,516	2,484
Howard Hughes Holdings Inc *	9,600	712
Independence Realty Trust Inc ‡	67,618	951

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Invitation Homes Inc ‡	23,648	$749
Medical Properties Trust Inc ‡	649	4
Newmark Group Inc, Cl A	450,766	2,898
Regency Centers Corp ‡	1,254	75
Ryman Hospitality Properties Inc ‡	10,995	916
Saul Centers Inc ‡	2,859	101
Sun Communities Inc ‡	1,400	166
Universal Health Realty Income Trust ‡	4,242	171
Ventas Inc ‡	7,436	313

		27,387
Utilities — 1.3%
ALLETE Inc	3,589	190
Artesian Resources Corp, Cl A	22,433	942
Chesapeake Utilities Corp	6,037	590
IDACORP Inc, Cl A	10,909	1,022
MGE Energy Inc	16,399	1,124
Middlesex Water Co	16,481	1,092
Northwest Natural Holding Co	4,942	189
NorthWestern Corp	11,200	538
Otter Tail Corp	19,000	1,442
Portland General Electric Co	43,378	1,756
UGI Corp	6,450	148
Unitil Corp	12,924	552
York Water Co/The	9,081	340

		9,925
Total Common Stock
(Cost $471,544) ($ Thousands)		762,684

	Number of Rights
RIGHTS — 0.0%
Abiomed Inc *‡‡	967	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
CASH EQUIVALENT — 1.3%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	9,783,062	9,783

Total Cash Equivalent
(Cost $9,783) ($ Thousands)		9,783

Total Investments in Securities — 100.0%
(Cost $481,327) ($ Thousands)		$772,467

SEI Institutional Managed Trust

Amounts designated as “—” are either $0 or have been rounded to $0.

Percentages are based on Net Assets of $773,120 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).

As of September 30, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$525	$20,167	$(20,684)	$—	$(8)	$—	$26	$—
SEI Daily Income Trust, Government Fund, Institutional Class	10,783	168,559	(169,559)	—	—	9,783	408	—
Totals	$11,308	$188,726	$(190,243)	$—	$(8)	$9,783	$434	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Mid-Cap Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.9%

Communication Services — 1.4%
Liberty Broadband Corp, Cl C *	1,005	$92
Live Nation Entertainment Inc *	4,200	349
Pinterest Inc, Cl A *	2,200	59
Playtika Holding Corp *	10,490	101
Roku Inc, Cl A *	2,080	147
Trade Desk Inc/The, Cl A *	1,750	137
Warner Bros Discovery Inc *	11,340	123

		1,008
Consumer Discretionary — 11.2%
Advance Auto Parts Inc	1,006	56
Aptiv PLC *	1,200	118
AutoNation Inc *	1,169	177
AutoZone Inc *	113	287
Bath & Body Works Inc	8,200	277
BorgWarner Inc	5,895	238
Boyd Gaming Corp	2,634	160
Caesars Entertainment Inc *	1,920	89
CarMax Inc *	5,400	382
Carnival Corp *	11,870	163
Carter's Inc	1,612	111
Chipotle Mexican Grill Inc, Cl A *	124	227
Columbia Sportswear Co	2,647	196
Coupang Inc, Cl A *	3,390	58
Darden Restaurants Inc	740	106
Domino's Pizza Inc	420	159
DoorDash Inc, Cl A *	850	68
DR Horton Inc	1,500	161
eBay Inc	4,700	207
Expedia Group Inc *	1,750	180
Grand Canyon Education Inc *	1,050	123
H&R Block Inc	2,450	105
Harley-Davidson Inc, Cl A	8,666	287
Hasbro Inc	3,783	250

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Hilton Worldwide Holdings Inc	740	$111
Lennar Corp, Cl A	2,180	245
Lennar Corp, Cl B	1,585	162
LKQ Corp	5,895	292
Lululemon Athletica Inc *	491	189
MGM Resorts International	2,420	89
Mohawk Industries Inc *	1,540	132
NVR Inc *	10	60
O'Reilly Automotive Inc *	260	236
Polaris Inc	690	72
PulteGroup Inc	5,142	381
Rivian Automotive Inc, Cl A *	3,880	94
Ross Stores Inc	2,150	243
Royal Caribbean Cruises Ltd *	4,250	392
Toll Brothers Inc	4,720	349
TopBuild Corp *	1,470	370
Travel + Leisure Co	2,480	91
Valvoline Inc	6,003	194
Wynn Resorts Ltd	830	77
Yum! Brands Inc	3,130	391

		8,355
Consumer Staples — 4.7%
Boston Beer Co Inc/The, Cl A *	180	70
Brown-Forman Corp, Cl A	1,900	110
Brown-Forman Corp, Cl B	2,667	154
Casey's General Stores Inc	597	162
Celsius Holdings Inc *	1,162	200
Church & Dwight Co Inc	2,380	218
Constellation Brands Inc, Cl A	908	228
Darling Ingredients Inc *	7,176	375
Dollar Tree Inc *	1,540	164
Hershey Co/The	1,104	221
Ingredion Inc	2,172	214
Kroger Co/The	4,270	191
Lamb Weston Holdings Inc	4,163	385
Performance Food Group Co *	1,830	108
Post Holdings Inc *	1,070	92
TreeHouse Foods Inc *	5,648	246
Tyson Foods Inc, Cl A	5,296	267
US Foods Holding Corp *	2,300	91

		3,496
Energy — 7.7%
Antero Midstream Corp	7,440	89
Antero Resources Corp *	4,770	121
APA Corp	5,940	244
Baker Hughes Co, Cl A	10,010	354
ChampionX Corp	8,030	286
Cheniere Energy Inc	3,380	561
Chesapeake Energy Corp	690	59
Chevron Corp	704	119
Coterra Energy Inc	9,048	245

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
DT Midstream Inc	1,875	$99
EQT Corp	5,320	216
Halliburton Co	4,510	183
HF Sinclair Corp	3,010	171
Marathon Petroleum Corp	665	101
ONEOK Inc	5,865	372
Ovintiv Inc	2,280	108
Permian Resources Corp, Cl A	12,731	178
Phillips 66	3,095	372
Pioneer Natural Resources Co	1,088	250
Range Resources Corp	6,900	224
Southwestern Energy Co *	24,560	158
Targa Resources Corp	6,066	520
TechnipFMC PLC	16,310	332
Texas Pacific Land Corp	42	77
Valero Energy Corp	850	120
Williams Cos Inc/The	4,052	136

		5,695
Financials — 15.0%
Affiliated Managers Group Inc	890	116
Aflac Inc	2,910	223
Allstate Corp/The	4,852	541
American International Group Inc	5,597	339
Ameriprise Financial Inc	886	292
Apollo Global Management Inc	8,268	742
Arch Capital Group Ltd *	2,527	201
Assurant Inc	670	96
Axis Capital Holdings Ltd	1,300	73
Bank of New York Mellon Corp/The	4,480	191
Bank OZK	4,630	172
Block Inc, Cl A *	2,466	109
Chimera Investment Corp ‡	20,232	111
Cincinnati Financial Corp	2,740	280
Evercore Inc, Cl A	690	95
Everest Group Ltd	1,117	415
Eversource Energy	2,140	124
Fidelity National Information Services Inc, Cl B	3,160	175
First Horizon Corp	22,803	251
FleetCor Technologies Inc *	1,777	454
Global Payments Inc	3,248	375
Globe Life Inc	737	80
Jefferies Financial Group Inc	3,550	130
Kinsale Capital Group Inc	430	178
Loews Corp	1,340	85
Markel Group Inc *	110	162
MarketAxess Holdings Inc	940	201
MGIC Investment Corp	25,950	433
MSCI Inc, Cl A	1,061	544
Nasdaq Inc, Cl A	1,386	67
New York Community Bancorp Inc	6,150	70
Pinnacle Financial Partners Inc	9,242	620

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Primerica Inc	1,553	$301
Progressive Corp/The	2,776	387
Prudential Financial Inc	660	63
Reinsurance Group of America Inc, Cl A	3,554	516
RenaissanceRe Holdings Ltd	480	95
RLI Corp	1,730	235
Stifel Financial Corp	2,193	135
StoneCo Ltd, Cl A *	8,750	93
Synchrony Financial	6,190	189
Unum Group	1,500	74
Voya Financial Inc	3,470	231
W R Berkley Corp	3,742	238
Webster Financial Corp	3,651	147
Western Union Co/The	16,730	221
WEX Inc *	470	88
XP Inc, Cl A	2,380	55
Zions Bancorp NA	3,550	124

		11,137
Health Care — 10.2%
Align Technology Inc *	1,330	406
Cencora Inc, Cl A	2,231	401
Centene Corp *	3,862	266
DENTSPLY SIRONA Inc	4,460	152
Dexcom Inc *	2,870	268
Encompass Health Corp	4,555	306
Envista Holdings Corp *	5,336	149
Exelixis Inc *	3,780	83
Globus Medical Inc, Cl A *	8,900	442
Hologic Inc *	3,310	230
Horizon Therapeutics Plc *	780	90
ICON PLC *	2,160	532
IDEXX Laboratories Inc *	1,020	446
Incyte Corp *	4,760	275
Inspire Medical Systems Inc *	880	175
Insulet Corp *	360	57
IQVIA Holdings Inc *	1,778	350
Jazz Pharmaceuticals PLC *	844	109
Laboratory Corp of America Holdings	1,975	397
Medpace Holdings Inc *	1,310	317
Mettler-Toledo International Inc *	241	267
Molina Healthcare Inc *	970	318
Neurocrine Biosciences Inc *	940	106
ResMed Inc	550	81
Royalty Pharma PLC, Cl A	2,713	74
Seagen Inc *	420	89
United Therapeutics Corp *	330	75
Veeva Systems Inc, Cl A *	2,039	415
Waters Corp *	413	113
West Pharmaceutical Services Inc	870	326
Zimmer Biomet Holdings Inc	2,056	231

		7,546

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Mid-Cap Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Industrials — 21.6%
A O Smith Corp	3,510	$232
AECOM	730	61
AerCap Holdings NV *	4,341	272
Alaska Air Group Inc *	2,900	108
Allegion plc	4,108	428
Allison Transmission Holdings Inc	2,950	174
AMETEK Inc	967	143
Carlisle Cos Inc	992	257
Carrier Global Corp	3,890	215
Cintas Corp	1,000	481
Clarivate PLC *	10,389	70
Clean Harbors Inc *	2,818	472
CNH Industrial NV	6,720	81
Copart Inc *	3,600	155
Delta Air Lines Inc, Cl A	6,600	244
Dover Corp	2,999	418
EMCOR Group Inc	2,350	494
Esab Corp	3,540	249
Fastenal Co, Cl A	9,327	510
Flowserve Corp	2,970	118
Genpact Ltd	5,642	204
GXO Logistics Inc *	1,760	103
Hexcel Corp, Cl A	3,578	233
Huntington Ingalls Industries Inc, Cl A	520	106
Ingersoll Rand Inc	1,940	124
ITT Inc	1,010	99
Kirby Corp *	4,620	383
Leidos Holdings Inc	3,085	284
Lincoln Electric Holdings Inc	350	64
MSC Industrial Direct Co Inc, Cl A	940	92
nVent Electric PLC	5,323	282
Old Dominion Freight Line Inc, Cl A	480	196
Oshkosh Corp	4,570	436
Otis Worldwide Corp	7,115	571
PACCAR Inc	5,505	468
Parker-Hannifin Corp, Cl A	1,826	711
Paychex Inc	4,870	562
Quanta Services Inc	370	69
RBC Bearings Inc *	600	141
Regal Rexnord Corp	2,891	413
Republic Services Inc	1,644	234
Rockwell Automation Inc	265	76
Ryder System Inc	3,550	380
Schneider National Inc, Cl B	1,624	45
Snap-on Inc	1,426	364
Southwest Airlines Co, Cl A	4,400	119
Tetra Tech Inc	1,670	254
Textron Inc	3,980	311
Timken Co/The	1,410	104
Trane Technologies PLC	853	173
TransDigm Group Inc *	170	143

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
United Airlines Holdings Inc *	7,080	$300
United Rentals Inc	998	444
Verisk Analytics Inc, Cl A	1,530	362
Vertiv Holdings Co, Cl A	2,770	103
Watsco Inc	233	88
WESCO International Inc	1,490	214
Westinghouse Air Brake Technologies Corp	1,913	203
WillScot Mobile Mini Holdings Corp, Cl A *	6,860	285
Woodward Inc	1,410	175
WW Grainger Inc	793	549
Xylem Inc/NY	4,190	381

		16,030
Information Technology — 12.4%
Akamai Technologies Inc *	5,430	578
Amdocs Ltd	3,196	270
Amphenol Corp, Cl A	935	78
ANSYS Inc *	657	195
AppLovin Corp, Cl A *	4,180	167
Arista Networks Inc *	1,020	188
Avnet Inc	3,845	185
BILL Holdings Inc *	535	58
Cadence Design Systems Inc *	1,095	257
Ciena Corp *	4,380	207
Cirrus Logic Inc *	1,790	132
Cloudflare Inc, Cl A *	1,318	83
Cognizant Technology Solutions Corp, Cl A	1,620	110
Crowdstrike Holdings Inc, Cl A *	700	117
Datadog Inc, Cl A *	2,035	185
DocuSign Inc, Cl A *	4,450	187
DoubleVerify Holdings Inc *	5,610	157
F5 Inc, Cl A *	2,085	336
Fair Isaac Corp *	233	202
Fortinet Inc *	1,440	84
Gen Digital Inc	9,830	174
HubSpot Inc *	557	274
Jabil Inc	1,780	226
Juniper Networks Inc	2,150	60
Keysight Technologies Inc *	1,269	168
Lattice Semiconductor Corp *	2,290	197
Manhattan Associates Inc *	2,295	454
Marvell Technology Inc	4,850	262
Microchip Technology Inc	4,676	365
MongoDB Inc, Cl A *	389	135
Motorola Solutions Inc	220	60
NCR Corp *	3,950	107
New Relic Inc *	3,010	258
Nutanix Inc, Cl A *	3,700	129
Okta Inc, Cl A *	1,210	99
Palantir Technologies Inc, Cl A *	5,040	81
Pegasystems Inc	3,131	136
PTC Inc *	1,612	228
Pure Storage Inc, Cl A *	2,670	95

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Qorvo Inc *	1,989	$190
Smartsheet Inc, Cl A *	2,066	84
Splunk Inc *	1,720	252
Synopsys Inc *	574	263
Teradata Corp *	5,450	245
UiPath Inc, Cl A *	5,450	93
Unity Software Inc *	1,830	57
Universal Display Corp	743	117
VeriSign Inc *	602	122
Vontier Corp	6,389	198
Zoom Video Communications Inc, Cl A *	2,670	187
Zscaler Inc *	780	121

		9,213
Materials — 3.7%
AptarGroup Inc	1,320	165
Axalta Coating Systems Ltd *	10,308	277
Berry Global Group Inc	3,229	200
CF Industries Holdings Inc	1,950	167
Cleveland-Cliffs Inc *	5,406	85
Eagle Materials Inc	2,210	368
FMC Corp	2,305	154
International Flavors & Fragrances Inc	1,721	117
Livent Corp *	10,129	187
NewMarket Corp	423	193
Nucor Corp	3,190	499
PPG Industries Inc	650	84
Scotts Miracle-Gro Co/The, Cl A	1,148	59
SSR Mining Inc	12,750	169

		2,724
Real Estate — 6.6%
Alexandria Real Estate Equities Inc ‡	2,019	202
AvalonBay Communities Inc ‡	444	76
Camden Property Trust ‡	1,190	113
CubeSmart ‡	3,990	152
Digital Realty Trust Inc, Cl A ‡	2,014	244
EPR Properties, Cl A ‡	7,190	299
Equity LifeStyle Properties Inc ‡	1,260	80
Equity Residential ‡	1,190	70
Essex Property Trust Inc ‡	1,074	228
Federal Realty Investment Trust ‡	670	61
Healthcare Realty Trust Inc, Cl A ‡	2,712	41
Healthpeak Properties Inc ‡	8,940	164
Host Hotels & Resorts Inc ‡	17,696	284
Invitation Homes Inc ‡	2,600	82
Kimco Realty Corp ‡	7,620	134
Mid-America Apartment Communities Inc ‡	1,106	142
National Storage Affiliates Trust ‡	2,010	64
NNN REIT Inc ‡	7,461	264
Park Hotels & Resorts Inc ‡	9,880	122
Rexford Industrial Realty Inc ‡	12,750	629
SBA Communications Corp, Cl A ‡	1,260	252

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Simon Property Group Inc ‡	863	$93
Ventas Inc ‡	9,943	419
VICI Properties Inc, Cl A ‡	2,880	84
Welltower Inc ‡	6,365	522
Zillow Group Inc, Cl A *	1,770	79

		4,900
Utilities — 3.4%
Alliant Energy Corp	1,490	72
CenterPoint Energy Inc	10,632	285
CMS Energy Corp	1,280	68
Consolidated Edison Inc	810	69
DTE Energy Co	2,503	248
Entergy Corp	3,157	292
Evergy Inc	3,198	162
IDACORP Inc, Cl A	972	91
National Fuel Gas Co	1,725	90
NiSource Inc	14,267	352
PPL Corp	10,580	249
UGI Corp	4,683	108
WEC Energy Group Inc	4,005	323
Xcel Energy Inc	2,510	144

		2,553
Total Common Stock
(Cost $69,395) ($ Thousands)		72,657

EXCHANGE TRADED FUND — 0.1%

iShares Russell Mid-Cap Value ETF	921	96

Total Exchange Traded Fund
(Cost $99) ($ Thousands)		96

	Number of Rights
RIGHTS — 0.0%
Abiomed Inc *‡‡	160	–
Total Rights
(Cost $—) ($ Thousands)		–

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Mid-Cap Fund (Concluded)

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 2.0%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	1,511,944	$1,512

Total Cash Equivalent
(Cost $1,512) ($ Thousands)		1,512

Total Investments in Securities — 100.0%
(Cost $71,006) ($ Thousands)		$74,265

Percentages are based on a Net Assets of $74,243 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).

As of September 30, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$—	$630	$(630)	$—	$—	$—	$1	$—
SEI Daily Income Trust, Government Fund, Institutional Class	2,161	15,165	(15,814)	—	—	1,512	62	—
Totals	$2,161	$15,795	$(16,444)	$—	$—	$1,512	$63	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

U.S. Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 6.9%
Advantage Solutions Inc *	33,948	$97
AT&T Inc	580,400	8,718
Comcast Corp, Cl A	229,030	10,155
Electronic Arts Inc	9,152	1,102
Fox Corp, Cl A	92,000	2,870
Madison Square Garden Sports Corp *	9,360	1,650
Netflix Inc *	7,026	2,653
Omnicom Group Inc	28,400	2,115
Ooma Inc *	8,119	106
Shutterstock Inc	3,969	151
SK Telecom Co Ltd ADR	84,213	1,807
Spok Holdings Inc	21,108	301
Spotify Technology SA *	15,243	2,357
TEGNA Inc	171,600	2,500
T-Mobile US Inc *	1,349	189
Verizon Communications Inc	458,861	14,872

		51,643
Consumer Discretionary — 6.0%
AutoZone Inc *	1,755	4,458
Best Buy Co Inc	38,033	2,642
Canadian Tire Corp Ltd, Cl A	23,000	2,485
Duolingo Inc, Cl A *	432	72
eBay Inc	57,400	2,531
Frontdoor Inc *	2,289	70
Gentex Corp	31,857	1,037
Graham Holdings Co, Cl B	318	185
Grand Canyon Education Inc *	41,360	4,834
H&R Block Inc	84,700	3,647
Honda Motor Co Ltd ADR	145,242	4,886
Lowe's Cos Inc	15,500	3,222
Murphy USA Inc	9,200	3,144
ODP Corp/The *	438	20
O'Reilly Automotive Inc *	5,616	5,104

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Papa John's International Inc, Cl A	194	$13
Perdoceo Education Corp	21,996	376
Texas Roadhouse Inc, Cl A	10,493	1,008
Toyota Motor Corp ADR (A)	14,200	2,552
Whirlpool Corp	14,200	1,899
Yum! Brands Inc	6,117	764

		44,949
Consumer Staples — 17.6%
Altria Group Inc	153,127	6,439
Andersons Inc/The	7,238	373
Archer-Daniels-Midland Co	83,802	6,320
BJ's Wholesale Club Holdings Inc *	2,392	171
Boston Beer Co Inc/The, Cl A *	2,640	1,028
Calavo Growers Inc	9,018	228
Cal-Maine Foods Inc	10,290	498
Campbell Soup Co	110,125	4,524
Casey's General Stores Inc	3,903	1,060
Central Garden & Pet Co, Cl A *	4,444	178
Church & Dwight Co Inc	30,018	2,751
Clorox Co/The	27,909	3,658
Coca-Cola Consolidated Inc	281	179
Colgate-Palmolive Co	47,221	3,358
Conagra Brands Inc	279,991	7,677
Costco Wholesale Corp	5,964	3,369
Dole PLC	33,397	387
Dollar General Corp	6,856	725
Flowers Foods Inc	105,065	2,330
Fresh Del Monte Produce Inc	6,999	181
General Mills Inc	100,582	6,436
Herbalife Ltd *	18,808	263
Hershey Co/The	202	40
Hormel Foods Corp	47,695	1,814
Hostess Brands Inc, Cl A *	21,208	706
Ingles Markets Inc, Cl A	3,060	231
Ingredion Inc	63,292	6,228
J & J Snack Foods Corp	3,532	578
J M Smucker Co/The	32,023	3,936
John B Sanfilippo & Son Inc	5,822	575
Kellanova	145,444	8,655
Keurig Dr Pepper Inc	146,558	4,627
Kimberly-Clark Corp	12,820	1,549
Kraft Heinz Co/The	219,400	7,381
Kroger Co/The	242,300	10,843
Lancaster Colony Corp	3,084	509
Medifast Inc	225	17
Molson Coors Beverage Co, Cl B	89,600	5,698
Mondelez International Inc, Cl A	7,355	510
Monster Beverage Corp *	13,726	727
National Beverage Corp, Cl A *	2,890	136
Oil-Dri Corp of America	2,824	174
PepsiCo Inc	1,124	190
Philip Morris International Inc	17,889	1,656

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Pilgrim's Pride Corp *	39,068	$892
PriceSmart Inc	1,738	129
Procter & Gamble Co/The	33,179	4,840
Reynolds Consumer Products Inc	38,612	990
Seaboard Corp	170	638
Simply Good Foods Co/The *	2,568	89
SpartanNash Co	3,986	88
Sprouts Farmers Market Inc *	569	24
TreeHouse Foods Inc *	6,763	295
Tyson Foods Inc, Cl A	18,211	920
Universal Corp/VA	12,189	575
USANA Health Sciences Inc *	5,476	321
Vector Group Ltd	29,933	319
Village Super Market Inc, Cl A	10,265	232
Vital Farms Inc *	27,399	317
Walmart Inc	50,384	8,058
WD-40 Co	126	26
Weis Markets Inc	52,874	3,331

		130,997
Energy — 3.5%
Chesapeake Energy Corp	54,186	4,673
Chevron Corp	50,200	8,465
DT Midstream Inc	44,600	2,360
Exxon Mobil Corp	87,143	10,246
Teekay Corp *	17,377	107
Teekay Tankers Ltd, Cl A	4,609	192

		26,043
Financials — 10.5%
AFC Gamma Inc ‡	4,147	49
Aflac Inc	129,800	9,962
Allstate Corp/The	16,574	1,846
American Financial Group Inc/OH	8,300	927
AMERISAFE Inc	269	13
Aon PLC, Cl A	3,955	1,282
AssetMark Financial Holdings Inc *	9,153	230
Bank First Corp (A)	1,616	125
Bank of New York Mellon Corp/The	159,600	6,807
Bankwell Financial Group Inc	613	15
Berkshire Hathaway Inc, Cl B *	12,300	4,309
Byline Bancorp Inc	2,258	44
Canadian Imperial Bank of Commerce	58,800	2,280
Cboe Global Markets Inc	19,676	3,074
Chicago Atlantic Real Estate Finance ‡	8,092	119
Chubb Ltd	2,040	425
Colony Bankcorp Inc	4,625	46
Donegal Group Inc, Cl A	3,918	56
Employers Holdings Inc	13,176	526
Everest Group Ltd	8,710	3,237
FleetCor Technologies Inc *	3,270	835
Hanover Insurance Group Inc/The, Cl A	21,384	2,373
Hartford Financial Services Group Inc/The	111,000	7,871

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Horace Mann Educators Corp, Cl A	4,166	$122
James River Group Holdings Ltd	8,695	133
Loblaw Cos Ltd	38,800	3,312
MarketAxess Holdings Inc	1,305	279
MetLife Inc	38,700	2,435
Northeast Community Bancorp	6,939	102
OceanFirst Financial Corp	89,610	1,297
Old Republic International Corp	97,000	2,613
Orrstown Financial Services Inc	709	15
Progressive Corp/The	6,204	864
Safety Insurance Group Inc	4,276	292
SiriusPoint Ltd *	2,414	25
Travelers Cos Inc/The	34,506	5,635
W R Berkley Corp	59,506	3,778
Washington Federal Inc	79,300	2,032
Westamerica BanCorp	4,203	182
Western Union Co/The	606,338	7,992
Willis Towers Watson PLC	3,706	774

		78,333
Health Care — 19.0%
Abbott Laboratories	6,401	620
AbbVie Inc	10,800	1,610
ACADIA Pharmaceuticals Inc *	12,884	269
ADMA Biologics Inc *	49,356	177
Agilent Technologies Inc	10,663	1,192
Alkermes PLC *	17,384	487
Amgen Inc, Cl A	45,919	12,341
Amicus Therapeutics Inc *	8,197	100
Amneal Pharmaceuticals Inc *	49,348	208
Amylyx Pharmaceuticals Inc *	2,255	41
ANI Pharmaceuticals Inc *	454	26
Anika Therapeutics Inc *	9,807	183
Arcturus Therapeutics Holdings Inc *	4,909	125
Ardelyx Inc *	16,947	69
Aurinia Pharmaceuticals Inc *	19,839	154
Avantor Inc *	15,977	337
Bristol-Myers Squibb Co	175,120	10,164
Bruker Corp	11,426	712
Cardinal Health Inc	69,300	6,017
Catalyst Pharmaceuticals Inc *	15,830	185
Cigna Group/The	4,472	1,279
Collegium Pharmaceutical Inc *	7,984	178
Corcept Therapeutics Inc *	6,036	165
CVS Health Corp	119,726	8,359
Danaher Corp, Cl A	1,137	282
DaVita Inc *	9,829	929
Deciphera Pharmaceuticals Inc *	14,951	190
Dynavax Technologies Corp *	2,740	41
Eagle Pharmaceuticals Inc/DE *	15,398	243
Elevance Health Inc	6,787	2,955
Embecta	7,885	119
Exelixis Inc *	151,002	3,299

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fortrea Holdings Inc *	6,400	$183
Gilead Sciences Inc	195,146	14,624
Haemonetics Corp *	314	28
Halozyme Therapeutics Inc *	7,354	281
Harmony Biosciences Holdings Inc *	3,696	121
HealthStream Inc	1,980	43
Hologic Inc *	31,188	2,165
Humana Inc	9,607	4,674
Incyte Corp *	60,581	3,500
Innoviva Inc *	20,653	268
Intra-Cellular Therapies Inc, Cl A *	4,382	228
iRadimed Corp	2,170	96
Jazz Pharmaceuticals PLC *	37,755	4,887
Johnson & Johnson	46,500	7,242
Kiniksa Pharmaceuticals Ltd, Cl A *	2,915	51
LeMaitre Vascular Inc	3,372	184
Ligand Pharmaceuticals Inc *	883	53
McKesson Corp	19,000	8,262
Merck & Co Inc	113,726	11,708
Mesa Laboratories Inc	556	58
Mettler-Toledo International Inc *	693	768
MiMedx Group Inc *	35,725	260
Mirum Pharmaceuticals Inc *	4,824	152
National HealthCare Corp	2,728	175
Neurocrine Biosciences Inc *	35,989	4,049
OraSure Technologies Inc *	63,075	374
Organon & Co	97,639	1,695
Patterson Cos Inc	6,524	193
Pediatrix Medical Group Inc *	1,363	17
Pfizer Inc	253,916	8,422
Phibro Animal Health Corp, Cl A	12,502	160
Point Biopharma Global Inc, Cl A *	8,549	57
Premier Inc, Cl A	19,048	410
Prestige Consumer Healthcare Inc, Cl A *	2,747	157
Progyny Inc *	393	13
Quest Diagnostics Inc	21,600	2,632
Regeneron Pharmaceuticals Inc *	179	147
Revvity Inc	697	77
SIGA Technologies Inc	4,462	23
Supernus Pharmaceuticals Inc *	7,096	196
Tactile Systems Technology Inc *	3,553	50
UFP Technologies Inc *	1,114	180
United Therapeutics Corp *	8,204	1,853
UroGen Pharma *	852	12
Vanda Pharmaceuticals Inc *	56,656	245
Varex Imaging Corp *	1,943	37
Voyager Therapeutics Inc *	8,799	68
Waters Corp *	8,437	2,314
West Pharmaceutical Services Inc	8,106	3,042
Zimmer Biomet Holdings Inc	17,094	1,918
Zymeworks *	18,460	117

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Zynex Inc *(A)	9,475	$76

		141,601
Industrials — 9.9%
Allison Transmission Holdings Inc	111,800	6,603
Barrett Business Services Inc	1,660	150
Booz Allen Hamilton Holding Corp, Cl A	18,880	2,063
Casella Waste Systems Inc, Cl A *	3,466	264
CH Robinson Worldwide Inc	9,849	848
Cintas Corp	991	477
CSG Systems International Inc	57,900	2,960
Cummins Inc	27,500	6,283
Donaldson Co Inc, Cl A	19,932	1,189
EMCOR Group Inc	2,897	609
Enerpac Tool Group Corp, Cl A	13,747	363
Exponent Inc	525	45
Ferguson PLC	5,044	830
FTI Consulting Inc *	1,069	191
General Dynamics Corp	6,738	1,489
Genpact Ltd	28,220	1,022
Golden Ocean Group Ltd	36,812	290
Huntington Ingalls Industries Inc, Cl A	16,083	3,290
IBEX Holdings Ltd *	6,828	105
L3Harris Technologies Inc	1,005	175
Landstar System Inc	14,776	2,614
Leidos Holdings Inc	2,626	242
Lockheed Martin Corp	22,362	9,145
ManpowerGroup Inc	9,909	727
Maximus Inc	3,452	258
McGrath RentCorp	405	41
MSC Industrial Direct Co Inc, Cl A	2,371	233
National Presto Industries	5,408	392
Northrop Grumman Corp	13,461	5,925
Otis Worldwide Corp	34,882	2,801
PACCAR Inc	40,600	3,452
Powell Industries Inc	1,312	109
Preformed Line Products Co	321	52
Rollins Inc	68,252	2,548
Schneider National Inc, Cl B	123,271	3,413
Science Applications International Corp	38,100	4,021
Snap-on Inc	23,330	5,951
TrueBlue Inc *	5,926	87
Werner Enterprises Inc	68,070	2,651

		73,908
Information Technology — 13.8%
A10 Networks Inc	18,153	273
ACI Worldwide Inc *	9,046	204
Adeia Inc	37,229	398
Adobe Inc *	785	400
Amdocs Ltd	164,590	13,906
Appfolio Inc, Cl A *	935	171
Arrow Electronics Inc, Cl A *	38,000	4,759

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

U.S. Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avnet Inc	101,300	$4,882
Benchmark Electronics Inc	865	21
Brightcove Inc *	14,210	47
Canon Inc ADR	212,800	5,107
Cirrus Logic Inc *	475	35
Cisco Systems Inc	256,955	13,814
Cognizant Technology Solutions Corp, Cl A	1,612	109
CommVault Systems Inc *	5,611	379
CoreCard Corp *	2,107	42
Diodes Inc *	511	40
Dolby Laboratories Inc, Cl A	24,029	1,905
DoubleVerify Holdings Inc *	9,758	273
EPAM Systems Inc *	4,096	1,047
F5 Inc, Cl A *	2,062	332
Fortinet Inc *	3,033	178
Gen Digital Inc	25,573	452
GoDaddy Inc, Cl A *	1,110	83
Hackett Group Inc/The	6,420	152
Hewlett Packard Enterprise Co	418,100	7,262
Insight Enterprises Inc *	28,800	4,190
InterDigital Inc	2,733	219
International Business Machines Corp	91,500	12,838
Juniper Networks Inc	182,515	5,072
Kimball Electronics Inc *	1,246	34
LiveRamp Holdings Inc *	11,133	321
Manhattan Associates Inc *	2,268	448
Mitek Systems Inc *	9,629	103
Motorola Solutions Inc	1,294	352
NetApp Inc	43,000	3,263
NVE Corp	3,435	282
Open Text Corp	57,000	2,010
Oracle Corp, Cl B	90,400	9,575
OSI Systems Inc *	1,883	222
Photronics Inc *	1,034	21
PTC Inc *	16,329	2,314
QUALCOMM Inc	7,996	888
Qualys Inc *	1,281	195
Sapiens International Corp NV	15,080	429
Skyworks Solutions Inc	11,492	1,133
Synopsys Inc *	1,500	689
Teradata Corp *	23,269	1,048
VeriSign Inc *	3,129	634
Yext Inc *	31,009	196

		102,747
Materials — 3.9%
Balchem Corp	1,603	199
Berry Global Group Inc	78,277	4,846
Graphic Packaging Holding Co	82,700	1,842
International Paper Co	47,300	1,678
Myers Industries Inc	8,510	153
NewMarket Corp	24,356	11,083
Reliance Steel & Aluminum Co	11,400	2,989

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Silgan Holdings Inc	42,389	$1,827
Sonoco Products Co	43,400	2,359
Southern Copper Corp	11,490	865
SSR Mining Inc	109,250	1,452

		29,293
Real Estate — 0.9%
American Tower Corp, Cl A ‡	11,056	1,818
Apartment Income Corp ‡	33,047	1,015
Crown Castle Inc ‡	962	89
Easterly Government Properties Inc, Cl A ‡	25,099	287
Equity Commonwealth ‡	5,307	97
InvenTrust Properties Corp ‡	3,265	78
Omega Healthcare Investors Inc ‡	825	27
Postal Realty Trust Inc, Cl A ‡	12,316	166
Public Storage ‡	4,338	1,143
RMR Group Inc/The, Cl A	3,682	90
SBA Communications Corp, Cl A ‡	3,955	792
Weyerhaeuser Co ‡	20,736	636

		6,238
Utilities — 5.6%
ALLETE Inc	1,771	93
Avista Corp	1,317	43
California Water Service Group, Cl A	3,737	177
Chesapeake Utilities Corp	1,936	189
Consolidated Edison Inc	3,337	285
Consolidated Water Co Ltd	9,740	277
DTE Energy Co	5,087	505
Edison International	3,167	200
Entergy Corp	41,932	3,879
Essential Utilities Inc	9,453	325
Evergy Inc	119,827	6,075
Exelon Corp	40,700	1,538
Genie Energy Ltd, Cl B	7,938	117
MGE Energy Inc	4,324	296
Middlesex Water Co	795	53
National Fuel Gas Co	93,461	4,852
Northwest Natural Holding Co	5,992	229
NorthWestern Corp	1,589	76
OGE Energy Corp	116,908	3,897
ONE Gas Inc	5,658	386
Otter Tail Corp	55,888	4,243
PG&E Corp *	112,677	1,817
Pinnacle West Capital Corp	15,164	1,117
Portland General Electric Co	3,640	147
PPL Corp	142,100	3,348
Public Service Enterprise Group Inc	45,900	2,612
Pure Cycle Corp *	5,061	49
SJW Group	2,240	135
Southwest Gas Holdings Inc	3,196	193
Spire Inc	2,651	150

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
UGI Corp	170,597	$3,924

		41,227
Total Common Stock
(Cost $654,985) ($ Thousands)		726,979

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, LP
5.410% **†(B)	2,812,655	2,813

Total Affiliated Partnership
(Cost $2,813) ($ Thousands)		2,813

CASH EQUIVALENT — 2.1%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	15,573,065	15,573

Total Cash Equivalent
(Cost $15,573) ($ Thousands)		15,573

Total Investments in Securities — 100.1%
(Cost $673,371) ($ Thousands)		$745,365

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI	49	Dec-2023	$10,846	$10,597	$(249)

Percentages are based on a Net Assets of $744,725 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $2,813 ($ Thousands).
The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	726,979	–	–	726,979
Affiliated Partnership	–	2,813	–	2,813
Cash Equivalent	15,573	–	–	15,573
Total Investments in Securities	742,552	2,813	–	745,365

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(249)	–	–	(249)
Total Other Financial Instruments	(249)	–	–	(249)

*	Futures contracts are valued at the unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

U.S. Managed Volatility Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$7,816	$24,910	$(29,913)	$(1)	$1	$2,813	$123	$—
SEI Daily Income Trust, Government Fund, Institutional Class	9,947	211,809	(206,183)	—	—	15,573	667	—
Totals	$17,763	$236,719	$(236,096)	$(1)	$1	$18,386	$790	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Global Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 96.9%
Australia — 0.2%
Aurizon Holdings Ltd	263,069	$592
Rio Tinto Ltd	13,776	1,010
		1,602

Austria — 0.0%
Eurotelesites *	11,212	49
Oberbank AG	162	11
Telekom Austria AG, Cl A	44,848	313
		373

Belgium — 0.4%
Ageas SA/NV	21,222	877
Anheuser-Busch InBev SA/NV	9,736	541
Solvay SA	18,858	2,093
TINC Comm VA	2,066	27
		3,538

Brazil — 0.3%
Yara International ASA	62,078	2,364

Canada — 1.9%
BCE Inc	71,138	2,715
Canadian Utilities Ltd, Cl A	38,800	824
CGI Inc, Cl A *	24,800	2,456
Emera Inc	800	28
Empire Co Ltd, Cl A	93,700	2,561
Fairfax Financial Holdings Ltd	2,400	1,968
George Weston Ltd	7,500	835
Loblaw Cos Ltd	30,200	2,578
Metro Inc/CN, Cl A	22,600	1,179
		15,144

China — 0.3%
CITIC Telecom International Holdings Ltd	1,597,000	631
Wilmar International Ltd	612,400	1,674
		2,305

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Denmark — 0.9%
Carlsberg AS, Cl B	19,717	$2,496
Novo Nordisk A/S, Cl B	49,388	4,515
		7,011

Finland — 0.6%
Elisa Oyj	100,676	4,678
Kemira Oyj	15,212	238
Orion Oyj, Cl A	259	10
		4,926

France — 2.5%
ABC arbitrage	4,265	26
Air Liquide SA	19,174	3,245
Bollore SE	89,650	483
Bouygues SA	12,806	449
Carrefour SA	185,782	3,203
Edenred SE	5,966	375
Eiffage SA	4,383	418
Legrand SA	14,100	1,303
Orange SA	474,977	5,461
Sanofi	40,287	4,329
Vivendi SE	22,345	196
		19,488

Hong Kong — 2.7%
APT Satellite Holdings Ltd	202,000	57
CK Asset Holdings Ltd	20,000	105
CK Hutchison Holdings Ltd	738,000	3,918
CLP Holdings Ltd, Cl B	531,656	3,925
Dah Sing Banking Group Ltd	108,898	72
HKT Trust & HKT Ltd	3,008,834	3,137
Langham Hospitality Investments and Langham Hospitality Investments Ltd	425,500	41
Miramar Hotel & Investment	49,000	65
MTR Corp Ltd	208,000	822
PCCW Ltd	4,732,000	2,155
Power Assets Holdings Ltd	800,000	3,863
Regal Hotels International Holdings Ltd *	77,509	27
SmarTone Telecommunications Holdings Ltd	118,020	60
Swire Pacific Ltd, Cl A	145,000	976
VTech Holdings Ltd	42,069	252
WH Group Ltd	3,884,000	2,033
		21,508

Israel — 2.3%
Arad	3,532	56
Check Point Software Technologies Ltd *	74,824	9,972
FIBI Holdings Ltd	1,748	80
First International Bank Of Israel Ltd/The	121,452	5,242
Isracard Ltd	5	–
Nice Ltd *	6,521	1,114
Radware Ltd *	18,480	313

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd	3,623	$207
Tower Semiconductor Ltd *	33,017	808
		17,792

Italy — 0.3%
Assicurazioni Generali SpA	75,095	1,540
UniCredit SpA	3,678	88
UnipolSai Assicurazioni	167,176	405
		2,033

Japan — 9.2%
Achilles Corp	2,500	24
Aichi Electric Co Ltd	600	15
Akatsuki	11,700	34
Albis Co Ltd	1,600	26
Alinco Inc	2,700	19
Amano Corp	18,800	414
Amiyaki Tei Co Ltd	1,300	33
Anritsu Corp	162,000	1,159
Arcs Co Ltd	43,600	796
Asahi Co Ltd	24,200	205
Asante Inc (A)	10,700	113
Autobacs Seven Co Ltd	19,500	207
Axial Retailing Inc	2,300	58
Belc Co Ltd	4,700	216
Benesse Holdings Inc, Cl A	75,800	929
Canon Inc	79,900	1,930
Canon Marketing Japan Inc	7,100	184
Cawachi Ltd	29,900	498
Chiyoda Integre	1,600	30
Chubu Electric Power Co Inc	327,300	4,183
CI Takiron Corp	37,000	142
COLOPL *	10,800	43
Computer Engineering & Consulting Ltd	18,100	194
COMSYS Holdings Corp	34,300	719
Create Medic Co Ltd	5,677	34
Dai Nippon Toryo Co Ltd	7,800	51
Daiken Medical	6,500	23
Dainichiseika Color & Chemicals Manufacturing	1,800	27
Earth Corp	21,200	699
Eco's	1,800	25
Eizo Corp	8,600	292
EXEO Group	18,800	386
Ezaki Glico Co Ltd	34,200	941
FAN Communications Inc	8,000	21
Feed One	5,100	27
FJ Next Holdings Co Ltd	14,600	103
France Bed Holdings	3,600	29
FTGroup Co Ltd	2,900	25
Fujicco Co Ltd	22,500	291
Fujiya Co Ltd	2,900	49

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Fukuda Denshi Co Ltd	200	$7
Gakkyusha Co Ltd	5,600	76
H.U. Group Holdings	12,900	220
Heiwado Co Ltd	59,000	1,031
Hitachi Ltd	569	35
Hokuto Corp (A)	53,000	646
House Foods Group Inc	33,200	694
Icom	1,000	22
Itochu-Shokuhin Co Ltd	2,003	92
Japan Oil Transportation Co Ltd	2,100	38
Japan Tobacco Inc	326,700	7,531
JM Holdings	3,600	47
J-Oil Mills	4,300	51
JSP Corp	29,000	397
Kajima Corp	54,600	890
Kaken Pharmaceutical Co Ltd	30,400	713
Kakiyasu Honten Co Ltd	5,531	92
Kansai Electric Power Co Inc/The	228,800	3,185
Kato Sangyo Co Ltd	27,800	741
Kewpie Corp	11,900	192
Key Coffee Inc (A)	7,400	100
KFC Holdings Japan Ltd	6,000	120
Komeri Co Ltd	19,200	405
Kuriyama Holdings	4,200	25
Kyorin Pharmaceutical	104,700	1,285
Kyosan Electric Manufacturing Co Ltd	9,800	32
Lawson Inc	15,800	728
Lion Corp	55,800	552
Marvelous Inc	5,300	25
McDonald's Holdings Co Japan Ltd	27,600	1,056
Megmilk Snow Brand Co Ltd	37,800	581
MEIJI Holdings Co Ltd	23,100	575
Ministop Co Ltd	4,700	46
Miroku Jyoho Service Co Ltd	6,500	72
Mitsubishi Shokuhin Co Ltd	18,900	494
Mitsui DM Sugar Holdings Co Ltd	15,000	303
Miyoshi Oil & Fat Co Ltd	16,300	128
Mochida Pharmaceutical Co Ltd	2,200	49
Morozoff Ltd	1,200	30
MS&AD Insurance Group Holdings Inc	35,300	1,300
Musashi Co Ltd	2,400	30
Nagatanien Holdings Co Ltd	1,700	25
Nichirei Corp	10,300	227
Nichirin Co Ltd	6,200	125
Nihon Chouzai Co Ltd	31,100	308
Nihon Denkei Co Ltd	2,000	28
Nikko Co Ltd/Hyogo	5,600	25
Nippn Corp	111,234	1,620
Nippon BS Broadcasting Corp	1,700	10
Nippon Carbon	900	28
Nippon Telegraph & Telephone Corp (A)	3,468,700	4,105
Nisshin Oillio Group Ltd/The	6,452	181

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nissin Foods Holdings Co Ltd	5,000	$416
Nittoc Construction Co Ltd	17,600	129
Oiles Corp	21,200	285
Okinawa Cellular Telephone Co	10,800	233
Okumura	6,000	181
Okuwa Co Ltd	9,000	53
Osaki Electric Co Ltd	13,700	62
Otsuka Holdings Co Ltd	12,500	445
OUG Holdings Inc	2,236	36
Prima Meat Packers	8,500	140
Raito Kogyo Co Ltd	13,200	183
Rasa Corp	3,900	44
Ricoh Co Ltd	87,600	758
RYODEN CORP	2,300	36
San-A Co Ltd, Cl A	35,300	1,131
Sanki Engineering Co Ltd	32,000	348
Sankyo Co Ltd	28,500	1,309
Sanyo Chemical Industries	1,200	33
Senko Group Holdings	21,000	148
Showa Sangyo Co Ltd	18,900	387
SKY Perfect JSAT Holdings Inc	154,000	721
SoftBank Corp	500,200	5,667
Software Service	900	61
Sompo Holdings Inc	10,700	461
SPK Corp	1,900	25
SRA Holdings	6,400	149
ST Corp	5,400	54
Sugi Holdings Co Ltd	8,900	354
SUMCO Corp	2,800	37
Sumitomo Corp	1,500	30
Sundrug Co Ltd	69,100	1,878
Tachibana Eletech Co Ltd	3,700	69
Takamatsu Construction Group Co Ltd	14,900	266
Takasago International Corp	2,300	46
Tekken Corp	8,500	121
Tobishima	4,600	43
TOKAI Holdings Corp	100,700	625
Tokyo Individualized Educational Institute Inc	8,500	28
Tokyo Seimitsu Co Ltd	7,300	366
Tokyu Construction Co Ltd	84,000	439
Toyo Ink SC Holdings Co Ltd	26,400	414
Trend Micro Inc/Japan *	99,700	3,787
Unicafe Inc *	6,400	41
United Super Markets Holdings Inc	113,100	810
Uoriki Co Ltd (A)	5,800	83
Valor Holdings Co Ltd	19,600	287
Vital KSK Holdings Inc	21,700	146
Warabeya Nichiyo Holdings Co Ltd	1,300	25
Wowow Inc	19,124	146
Yamatane Corp	2,700	38
Yamato Holdings Co Ltd	23,000	375

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Yamaura Corp	2,900	$24
Yaoko Co Ltd	17,300	891
Yashima Denki Co Ltd	2,600	23
Yasuda Logistics Corp	3,700	26
Zenkoku Hosho Co Ltd	4,000	132
Zenrin Co Ltd	23,900	146
		71,703

Netherlands — 2.6%
Koninklijke Ahold Delhaize NV	368,976	11,141
Koninklijke KPN NV	235,773	778
Shell PLC	92,510	2,988
Wolters Kluwer NV	42,753	5,190
		20,097

New Zealand — 0.5%
Spark New Zealand Ltd	1,257,480	3,634

Norway — 1.4%
AF Gruppen ASA	449	5
AMSC ASA	7,860	30
Bouvet ASA	2,334	13
DNB Bank ASA	47,025	953
Equinor ASA	16,857	556
Kongsberg Gruppen ASA	7,523	312
Noram Drilling	6,118	30
Orkla ASA	286,136	2,151
Sparebank 1 Oestlandet	3,854	48
SpareBank 1 SMN	19,625	253
SpareBank 1 Sorost-Norge	3,479	17
Sparebanken Vest	26,910	267
Storebrand	35,817	293
Telenor ASA	487,942	5,572
Veidekke ASA	19,659	180
		10,680

Portugal — 0.4%
Jeronimo Martins SGPS SA	96,723	2,177
NOS SGPS SA	57,922	214
REN - Redes Energeticas Nacionais SGPS SA	303,209	777
		3,168

Singapore — 0.9%
Bukit Sembawang Estates Ltd	11,000	31
Fraser and Neave Ltd	20,400	16
Genting Singapore Ltd	610,400	378
Jardine Cycle & Carriage Ltd	44,800	1,048
Jardine Matheson Holdings Ltd	38,500	1,787
Kimly Ltd	90,400	21
Oversea-Chinese Banking Corp Ltd	94,200	884
Sheng Siong Group Ltd	1,367,374	1,523
Singapore Exchange Ltd	80,000	571
Venture Corp Ltd	82,600	749
		7,008

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Spain — 1.3%
ACS Actividades de Construccion y Servicios SA	15,896	$573
Aena SME SA	11,081	1,673
Cia de Distribucion Integral Logista Holdings SA	30,628	785
Endesa SA	24,986	510
Iberdrola SA	317,367	3,560
Redeia Corp SA	147,558	2,327
Telefonica SA	179,827	736
		10,164

Sweden — 0.7%
Essity AB, Cl B	101,494	2,204
Industrivarden AB, Cl C	20,204	537
Investor, Cl A	56,833	1,085
Securitas, Cl B	87,418	697
Volvo AB, Cl A	23,916	501
Volvo AB, Cl B	36,143	750
		5,774

Switzerland — 5.1%
Berner Kantonalbank AG	248	65
BKW AG	2,434	430
Chocoladefabriken Lindt & Spruengli AG	31	345
Emmi AG	102	96
Holcim AG	14,779	950
Kuehne + Nagel International AG	11,522	3,287
Nestle SA	53,225	6,036
Novartis AG	88,750	9,107
Plazza AG	133	43
PSP Swiss Property AG	15,921	1,883
Roche Holding AG	33,118	9,140
St Galler Kantonalbank AG	157	86
Swatch Group AG/The	10,799	529
Swatch Group AG/The, Cl B	3,197	823
Swisscom AG	12,308	7,322
		40,142

United Kingdom — 5.1%
BAE Systems PLC	32,670	398
British American Tobacco PLC	31,628	995
Bunzl PLC	32,823	1,172
Coca-Cola Europacific Partners PLC	74,449	4,652
Cranswick PLC	2,584	112
GSK PLC	357,498	6,510
J Sainsbury PLC	78,875	243
RELX PLC	216,341	7,328
Rightmove PLC	8,040	55
Sage Group PLC/The	521,011	6,289
Shell PLC	94,810	3,016
Spirent Communications PLC	426,652	719
Tesco PLC	632,263	2,039
Unilever PLC	71,444	3,542

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vodafone Group PLC	2,790,072	$2,616
		39,686

United States — 57.3%
AbbVie Inc	21,300	3,175
Air Products and Chemicals Inc	7,755	2,198
Alphabet Inc, Cl A *	48,117	6,297
Alphabet Inc, Cl C *	19,915	2,626
Altria Group Inc	126,106	5,303
Amdocs Ltd	75,235	6,357
American Business Bank *	1,369	42
American Electric Power Co Inc	4,931	371
AMETEK Inc	21,787	3,219
Amgen Inc, Cl A	31,966	8,591
Aon PLC, Cl A	4,108	1,332
Apple Inc	40,228	6,887
AptarGroup Inc	41,469	5,185
Arrow Electronics Inc, Cl A *	8,441	1,057
AT&T Inc	398,708	5,989
Automatic Data Processing Inc	837	201
AutoZone Inc *	1,564	3,973
Bank of New York Mellon Corp/The	15,549	663
Becton Dickinson & Co	12,110	3,131
Berkshire Hathaway Inc, Cl B *	33,703	11,806
Box Inc, Cl A *	45,859	1,110
Brady Corp, Cl A	5,478	301
Bristol-Myers Squibb Co	116,758	6,777
CACI International Inc, Cl A *	1,129	354
Cadence Design Systems Inc *	15,875	3,720
Campbell Soup Co	52,458	2,155
Cardinal Health Inc	17,340	1,505
Casey's General Stores Inc	19,357	5,256
Cboe Global Markets Inc	16,051	2,507
Centene Corp *	7,762	535
Chemed Corp	5,263	2,735
Chubb Ltd	2,889	601
Church & Dwight Co Inc	78,791	7,220
Cigna Group/The	6,628	1,896
Cintas Corp	6,498	3,126
Cisco Systems Inc	189,604	10,193
Clorox Co/The	48,867	6,405
Coca-Cola Co/The	100,764	5,641
Cognizant Technology Solutions Corp, Cl A	4,618	313
Colgate-Palmolive Co	101,625	7,227
Comcast Corp, Cl A	13,492	598
CommVault Systems Inc *	60,311	4,078
Conagra Brands Inc	89,243	2,447
Consolidated Edison Inc	15,762	1,348
Corebridge Financial Inc	63,177	1,248
Costco Wholesale Corp	9,470	5,350
CSG Systems International Inc	7,264	371
CVS Health Corp	71,748	5,009
Dolby Laboratories Inc, Cl A	59,231	4,695

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Domino's Pizza Inc	1,822	$690
Donaldson Co Inc, Cl A	1,718	102
Duke Energy Corp	22,584	1,993
eBay Inc	101,624	4,481
Ecolab Inc	9,824	1,664
Electronic Arts Inc	88,467	10,651
Elevance Health Inc	1,275	555
Ennis Inc	1,617	34
Eversource Energy	1,089	63
Exelixis Inc *	43,650	954
F5 Inc, Cl A *	23,604	3,804
Fair Isaac Corp *	3,197	2,777
Ferguson PLC	5,019	825
Fox Corp, Cl A	23,607	737
Fox Corp, Cl B	44,708	1,291
General Dynamics Corp	16,480	3,642
General Mills Inc	90,248	5,775
Genuine Parts Co	8,154	1,177
Gilead Sciences Inc	111,231	8,336
Graco Inc	67,214	4,899
Graham Holdings Co, Cl B	745	434
Grand Canyon Education Inc *	9,807	1,146
HealthStream Inc	22,240	480
Hershey Co/The	30,678	6,138
Hologic Inc *	10,065	699
Humana Inc	15,170	7,380
Huntington Ingalls Industries Inc, Cl A	304	62
Incyte Corp *	122,545	7,079
Ingredion Inc	5,713	562
Innospec Inc	884	90
Insight Enterprises Inc *	4,201	611
Inter Parfums Inc	2,685	361
International Business Machines Corp	35,834	5,028
J M Smucker Co/The	19,923	2,449
Johnson & Johnson	67,969	10,586
Juniper Networks Inc	175,983	4,891
Kellanova	124,039	7,382
Kimberly-Clark Corp	101,627	12,282
Kraft Heinz Co/The	154,865	5,210
Landstar System Inc	5,469	968
Leidos Holdings Inc	5,136	473
Lockheed Martin Corp	19,737	8,072
Marsh & McLennan Cos Inc	38,416	7,311
McCormick & Co Inc/MD	21,868	1,654
McDonald's Corp	8,422	2,219
McKesson Corp	17,246	7,499
MGIC Investment Corp	16,424	274
Microsoft Corp	22,457	7,091
Molina Healthcare Inc *	3,348	1,098
Mondelez International Inc, Cl A	105,890	7,349
Motorola Solutions Inc	18,930	5,153
MSC Industrial Direct Co Inc, Cl A	17,243	1,692

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
NetApp Inc	22,928	$1,740
NetScout Systems Inc *	49,711	1,393
New Mountain Finance Corp	22,317	289
NewMarket Corp	2,858	1,300
Northrop Grumman Corp	8,122	3,575
Nova *	2,765	311
NVR Inc *	64	382
Oracle Corp, Cl B	32,677	3,461
O'Reilly Automotive Inc *	1,137	1,033
PACCAR Inc	23,113	1,965
PepsiCo Inc	41,651	7,057
Pfizer Inc	68,125	2,260
Philip Morris International Inc	74,471	6,895
Phillips 66	12,963	1,557
Prestige Consumer Healthcare Inc, Cl A *	3,716	213
Procter & Gamble Co/The	72,810	10,620
Public Storage ‡	185	49
Regeneron Pharmaceuticals Inc *	263	216
Reliance Steel & Aluminum Co	2,579	676
Republic Services Inc	35,417	5,047
Roper Technologies Inc	3,070	1,487
Royal Gold Inc, Cl A	48,520	5,159
RPM International Inc	10,985	1,041
Sherwin-Williams Co/The, Cl A	1,542	393
Synopsys Inc *	7,134	3,274
Sysco Corp, Cl A	31,012	2,048
TJX Cos Inc/The	16,073	1,429
T-Mobile US Inc	6,063	849
Ulta Beauty Inc *	1,751	699
United Therapeutics Corp *	4,556	1,029
UnitedHealth Group Inc	134	68
USANA Health Sciences Inc *	11,882	696
VeriSign Inc *	12,640	2,560
Verisk Analytics Inc, Cl A	968	229
Verizon Communications Inc	245,592	7,960
Vertex Pharmaceuticals Inc *	2,534	881
VMware Inc, Cl A *	1,674	279
Walgreens Boots Alliance Inc	135,041	3,003
Walmart Inc	66,701	10,667
Waste Management Inc	2,314	353
WP Carey Inc ‡	28,859	1,561
Yelp Inc, Cl A *	10,407	433
Zimmer Biomet Holdings Inc	1,375	154
		447,588

Total Common Stock
(Cost $743,759) ($ Thousands)		757,728

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Global Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK — 0.5%
Germany — 0.5%
Bayerische Motoren Werke AG, 7.000%	5,482	$512
Henkel AG & Co KGaA (B)	43,203	3,086

Total Preferred Stock
(Cost $3,763) ($ Thousands)		3,598

AFFILIATED PARTNERSHIP — 0.7%
SEI Liquidity Fund, LP
5.410% **†(C)	5,171,055	5,171

Total Affiliated Partnership
(Cost $5,172) ($ Thousands)		5,171

CASH EQUIVALENT — 1.0%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	8,087,761	8,088

Total Cash Equivalent
(Cost $8,088) ($ Thousands)		8,088

Total Investments in Securities — 99.1%
(Cost $760,782) ($ Thousands)		$774,585

SEI Institutional Managed Trust

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Euro STOXX 50	17	Dec-2023	$774	$757	$(8)
FTSE 100 Index	3	Dec-2023	278	281	2
Hang Seng Index	3	Oct-2023	344	342	–
S&P 500 Index E-MINI	17	Dec-2023	3,842	3,677	(166)
SPI 200 Index	2	Dec-2023	235	228	(5)
TOPIX Index	4	Dec-2023	628	623	(6)
			$6,101	$5,908	$(183)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/16/23	CHF	19,486	USD	21,897	$563
Barclays PLC	10/16/23	SEK	74,604	USD	6,718	(154)
Barclays PLC	10/16/23	JPY	5,463,516	USD	37,247	546
BNP Paribas	10/16/23	NOK	68,287	USD	6,386	(35)
Brown Brothers Harriman	10/16/23	AUD	32	USD	20	—
Brown Brothers Harriman	10/16/23	USD	22	AUD	34	—
Brown Brothers Harriman	10/16/23	USD	28	AUD	43	—
Brown Brothers Harriman	10/16/23	NZD	67	USD	40	(1)
Brown Brothers Harriman	10/16/23	SGD	43	USD	32	—
Brown Brothers Harriman	10/16/23	SGD	30	USD	22	—
Brown Brothers Harriman	10/16/23	USD	122	NZD	204	1
Brown Brothers Harriman	10/16/23	USD	11	NZD	18	—
Brown Brothers Harriman	10/16/23	USD	63	SGD	87	—
Brown Brothers Harriman	10/16/23	USD	95	SGD	129	—
Brown Brothers Harriman	10/16/23	CAD	93	USD	69	—
Brown Brothers Harriman	10/16/23	CAD	70	USD	52	—
Brown Brothers Harriman	10/16/23	USD	57	DKK	401	—
Brown Brothers Harriman	10/16/23	USD	109	DKK	759	(1)
Brown Brothers Harriman	10/16/23	USD	26	CAD	35	—
Brown Brothers Harriman	10/16/23	USD	312	CAD	421	(1)
Brown Brothers Harriman	10/16/23	USD	356	NOK	3,816	3
Brown Brothers Harriman	10/16/23	USD	3	NOK	28	—
Brown Brothers Harriman	10/16/23	GBP	340	USD	420	5
Brown Brothers Harriman	10/16/23	GBP	96	USD	117	—
Brown Brothers Harriman	10/16/23	USD	485	HKD	3,791	(1)
Brown Brothers Harriman	10/16/23	USD	462	SEK	5,102	8
Brown Brothers Harriman	10/16/23	USD	28	SEK	299	—
Brown Brothers Harriman	10/16/23	CHF	570	USD	632	9
Brown Brothers Harriman	10/16/23	USD	229	GBP	188	—
Brown Brothers Harriman	10/16/23	USD	439	GBP	356	(4)
Brown Brothers Harriman	10/16/23	DKK	546	USD	78	1
Brown Brothers Harriman	10/16/23	DKK	134	USD	19	—
Brown Brothers Harriman	10/16/23	USD	168	CHF	154	—
Brown Brothers Harriman	10/16/23	USD	607	CHF	547	(9)
Brown Brothers Harriman	10/16/23	EUR	660	USD	705	5
Brown Brothers Harriman	10/16/23	EUR	162	USD	172	—

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Global Managed Volatility Fund (Concluded)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	10/16/23	HKD	1,057	USD	135	$—
Brown Brothers Harriman	10/16/23	USD	291	JPY	43,404	—
Brown Brothers Harriman	10/16/23	USD	943	JPY	138,982	(9)
Brown Brothers Harriman	10/16/23	USD	274	EUR	259	1
Brown Brothers Harriman	10/16/23	USD	1,223	EUR	1,145	(10)
Brown Brothers Harriman	10/16/23	SEK	1,737	USD	156	(4)
Brown Brothers Harriman	10/16/23	NOK	1,819	USD	169	(2)
Brown Brothers Harriman	10/16/23	JPY	73,309	USD	497	4
Brown Brothers Harriman	10/16/23	JPY	16,489	USD	111	—
Standard Chartered	10/16/23	NZD	3,290	USD	1,941	(35)
Standard Chartered	10/16/23	GBP	14,461	USD	18,037	386
Standard Chartered	10/16/23	DKK	27,020	USD	3,896	56
Standard Chartered	10/16/23	HKD	92,099	USD	11,776	12
Westpac Banking	10/16/23	AUD	1,260	USD	808	(5)
Westpac Banking	10/16/23	SGD	4,959	USD	3,647	11
Westpac Banking	10/16/23	CAD	8,659	USD	6,388	(18)
Westpac Banking	10/16/23	EUR	33,281	USD	35,779	526
						$1,848

Percentages are based on Net Assets of $781,654 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	No interest rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $5,171 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	728,354	29,374	–	757,728
Preferred Stock	3,598	–	–	3,598
Affiliated Partnership	–	5,171	–	5,171
Cash Equivalent	8,088	–	–	8,088
Total Investments in Securities	740,040	34,545	–	774,585

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	2	–	–	2
Unrealized Depreciation	(185)	–	–	(185)
Forward Contracts*
Unrealized Appreciation	–	2,137	–	2,137
Unrealized Depreciation	–	(289)	–	(289)
Total Other Financial Instruments	(183)	1,848	–	1,665

*	Futures contracts and forward contracts are valued at unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$17,355	$124,602	$(136,794)	$5	$3	$5,171	$68	$—
SEI Daily Income Trust, Government Fund, Institutional Class	8,497	161,825	(162,234)	—	—	8,088	489	—
Totals	$25,852	$286,427	$(299,028)	$5	$3	$13,259	$557	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.6%

Communication Services — 2.6%
Cogeco Communications Inc	16,400	$763
Comcast Corp, Cl A	63,700	2,824
Fox Corp, Cl A	83,711	2,612
Fox Corp, Cl B	29,292	846
Madison Square Garden Sports Corp *	8,894	1,568
New York Times Co/The, Cl A	90,194	3,716
T-Mobile US Inc *	33,605	4,706
Verizon Communications Inc	115,208	3,734

		20,769
Consumer Discretionary — 4.4%
AutoZone Inc *	7,000	17,780
Darden Restaurants Inc	6,293	901
Honda Motor Co Ltd ADR	129,300	4,350
McDonald's Corp	24,867	6,551
Murphy USA Inc	8,800	3,007
Toyota Motor Corp ADR (A)	16,500	2,966

		35,555
Consumer Staples — 15.9%
Altria Group Inc	51,246	2,155
Archer-Daniels-Midland Co	5,480	413
Campbell Soup Co	38,959	1,600
Casey's General Stores Inc	522	142
Church & Dwight Co Inc	71,294	6,533
Clorox Co/The	19,287	2,528
Coca-Cola Co/The	64,543	3,613
Coca-Cola Europacific Partners PLC	49,400	3,086
Colgate-Palmolive Co	57,659	4,100
Costco Wholesale Corp	10,788	6,095
Dollar General Corp	15,091	1,597
General Mills Inc	93,567	5,987
Hershey Co/The	32,131	6,429
Hormel Foods Corp	91,843	3,493
J M Smucker Co/The	49,370	6,068

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kellanova	78,461	$4,669
Kimberly-Clark Corp	41,715	5,041
Kroger Co/The	297,700	13,322
Lamb Weston Holdings Inc	28,333	2,620
McCormick & Co Inc/MD	71,893	5,438
Metro Inc/CN, Cl A	58,400	3,047
PepsiCo Inc	56,305	9,540
Procter & Gamble Co/The	39,918	5,822
Target Corp, Cl A	4,068	450
Tyson Foods Inc, Cl A	24,086	1,216
Walmart Inc	142,335	22,764

		127,768
Energy — 1.2%
Chevron Corp	14,200	2,395
DT Midstream Inc	7,200	381
Shell PLC ADR	48,400	3,116
Williams Cos Inc/The	96,414	3,248

		9,140
Financials — 14.6%
Aflac Inc	112,800	8,657
Allstate Corp/The	50,000	5,570
American Financial Group Inc/OH	41,500	4,634
Berkshire Hathaway Inc, Cl B *	28,900	10,124
Cboe Global Markets Inc	46,588	7,278
Chubb Ltd	12,399	2,581
Cullen/Frost Bankers Inc	10,482	956
Erie Indemnity Co, Cl A	17,122	5,030
Everest Group Ltd	32,294	12,003
Eversource Energy	68,092	3,960
First Hawaiian Inc	144,598	2,610
Hanover Insurance Group Inc/The, Cl A	19,700	2,186
Jack Henry & Associates Inc	10,939	1,653
M&T Bank Corp	13,412	1,696
MGIC Investment Corp	108,239	1,807
Morningstar Inc, Cl A	16,200	3,795
National Bank of Canada	54,700	3,651
Progressive Corp/The	110,900	15,448
RenaissanceRe Holdings Ltd	31,431	6,221
Travelers Cos Inc/The	83,286	13,601
White Mountains Insurance Group Ltd	2,847	4,258

		117,719
Health Care — 22.2%
AbbVie Inc	88,890	13,250
Amgen Inc, Cl A	16,800	4,515
AstraZeneca PLC ADR	75,200	5,093
Bristol-Myers Squibb Co	140,271	8,141
Cencora Inc, Cl A	14,727	2,650
Chemed Corp	11,131	5,785
CVS Health Corp	31,417	2,194
Danaher Corp, Cl A	14,581	3,618
Elevance Health Inc	41,000	17,852

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Eli Lilly & Co	47,000	$25,245
Gilead Sciences Inc	42,973	3,220
Henry Schein Inc *	2,850	212
Humana Inc	23,845	11,601
Incyte Corp *	79,688	4,604
Johnson & Johnson	51,781	8,065
McKesson Corp	8,957	3,895
Merck & Co Inc	165,345	17,022
Mettler-Toledo International Inc *	3,168	3,510
Neurocrine Biosciences Inc *	49,986	5,623
Pfizer Inc	166,394	5,519
Quest Diagnostics Inc	50,752	6,185
Thermo Fisher Scientific Inc	3,267	1,654
United Therapeutics Corp *	13,098	2,958
UnitedHealth Group Inc	33,000	16,638

		179,049
Industrials — 12.0%
3M Co	21,260	1,990
Automatic Data Processing Inc	11,680	2,810
Carrier Global Corp	50,700	2,799
CH Robinson Worldwide Inc	33,696	2,902
CSG Systems International Inc	37,600	1,922
Cummins Inc	10,600	2,422
EMCOR Group Inc	13,365	2,812
General Dynamics Corp	11,900	2,629
L3Harris Technologies Inc	22,600	3,935
Landstar System Inc	11,414	2,020
Lockheed Martin Corp	5,885	2,407
Northrop Grumman Corp	40,245	17,715
Quanta Services Inc	32,700	6,117
Republic Services Inc	131,000	18,669
Rollins Inc	32,521	1,214
RTX Corp	127,200	9,155
Schneider National Inc, Cl B	126,110	3,492
Waste Management Inc	74,421	11,345

		96,355
Information Technology — 18.4%
Amdocs Ltd	225,113	19,020
Apple Inc	135,100	23,130
Cisco Systems Inc	77,409	4,162
F5 Inc, Cl A *	21,963	3,539
International Business Machines Corp	9,600	1,347
Microsoft Corp	82,896	26,174
Motorola Solutions Inc	87,964	23,947
NetApp Inc	46,296	3,513
Oracle Corp, Cl B	211,986	22,454
Qorvo Inc *	29,520	2,818
Synopsys Inc *	39,300	18,038

		148,142
Materials — 2.4%
AptarGroup Inc	6,262	783

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Avery Dennison Corp	26,300	$4,804
Corteva Inc	74,350	3,804
NewMarket Corp	7,800	3,549
Royal Gold Inc, Cl A	15,330	1,630
Sealed Air Corp	58,400	1,919
Silgan Holdings Inc	58,400	2,518

		19,007
Real Estate — 0.2%
Equity LifeStyle Properties Inc ‡	29,390	1,872

Utilities — 3.7%
Ameren Corp	64,500	4,827
American Electric Power Co Inc	34,124	2,567
DTE Energy Co	38,099	3,782
Duke Energy Corp	37,738	3,331
Entergy Corp	17,400	1,609
National Fuel Gas Co	34,340	1,783
NextEra Energy Inc	25,080	1,437
Portland General Electric Co	52,500	2,125
Public Service Enterprise Group Inc	37,300	2,123
Southern Co/The	19,305	1,249
WEC Energy Group Inc	63,946	5,151

		29,984
Total Common Stock
(Cost $359,124) ($ Thousands)		785,360

AFFILIATED PARTNERSHIP — 0.4%
SEI Liquidity Fund, LP
5.410% **†(B)	3,175,193	3,171

Total Affiliated Partnership
(Cost $3,176) ($ Thousands)		3,171

CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	18,107,138	18,107

Total Cash Equivalent
(Cost $18,107) ($ Thousands)		18,107

Total Investments in Securities — 100.2%
(Cost $380,407) ($ Thousands)		$806,638

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed Managed Volatility Fund (Concluded)

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI	52	Dec-2023	$11,447	$11,246	$(201)

Percentages are based on a Net Assets of $805,267 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $3,171 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	785,360	–	–	785,360
Affiliated Partnership	–	3,171	–	3,171
Cash Equivalent	18,107	–	–	18,107
Total Investments in Securities	803,467	3,171	–	806,638

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Depreciation	(201)	–	–	(201)
Total Other Financial Instruments	(201)	–	–	(201)

*	Futures contracts are valued at unrealized depreciation on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$3,473	$14,202	$(14,499)	$—	$(5)	$3,171	$26	$—
SEI Daily Income Trust, Government Fund, Institutional Class	14,834	248,227	(244,954)	—	—	18,107	731	—
Totals	$18,307	$262,429	$(259,453)	$—	$(5)	$21,278	$757	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed International Managed Volatility Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 97.0%
Australia — 4.5%
Abacus Storage King *‡	226,087	$152
AGL Energy Ltd	194,391	1,346
ANZ Group Holdings	58,114	962
Aurizon Holdings Ltd	268,095	604
Bendigo & Adelaide Bank	52,109	300
BlueScope Steel Ltd	9,491	119
Brambles Ltd	207,892	1,921
carsales.com	14,723	265
Coles Group Ltd	8,068	81
CSL Ltd	3,288	532
Deterra Royalties Ltd	32,233	100
Dexus ‡	96,625	455
Elders Ltd	98,563	368
Harvey Norman Holdings Ltd (A)	390,215	975
JB Hi-Fi Ltd	30,746	901
Metcash, Cl A	234,562	572
Orica Ltd	14,489	146
REA Group Ltd	1,021	102
Rio Tinto Ltd	7,909	580
Rio Tinto PLC	4,743	300
Rio Tinto PLC ADR	3,379	215
Sonic Healthcare Ltd	12,126	233
Telstra Group Ltd, Cl B	316,051	785
Ventia Services Group Pty	214,403	390
Vicinity Ltd ‡	82,259	90
Viva Energy Group	202,300	392
Wesfarmers Ltd	18,824	642
Woolworths Group Ltd	17,215	415
		13,943

Austria — 0.3%
ANDRITZ AG	5,099	258
CA Immobilien Anlagen AG	4,737	158
Eurotelesites *	20,380	89
S Immo AG	9,548	–

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Telekom Austria AG, Cl A	81,520	$570
		1,075

Belgium — 1.1%
Ageas SA/NV	32,273	1,333
Etablissements Franz Colruyt NV	25,637	1,112
Proximus SADP	93,819	765
UCB SA, Cl A	2,296	188
		3,398

Brazil — 0.1%
Yara International ASA	7,932	302

Canada — 2.1%
Bank of Nova Scotia/The, Cl C	7,856	354
Canadian Imperial Bank of Commerce	21,358	828
Canadian Tire Corp Ltd, Cl A	14,654	1,583
Cogeco Communications Inc	13,978	650
iA Financial Corp Inc	5,898	372
Loblaw Cos Ltd	24,108	2,058
Stella-Jones	13,355	645
		6,490

China — 0.1%
Wilmar International Ltd	124,500	340

Denmark — 3.4%
AP Moller - Maersk A/S, Cl B	317	573
Carlsberg AS, Cl B	12,982	1,643
Coloplast A/S, Cl B	6,536	694
Danske Bank A/S	48,402	1,130
DSV A/S	3,193	598
Genmab A/S *	1,478	526
Jyske Bank A/S *	2,041	150
Novo Nordisk A/S, Cl B	30,258	2,766
Scandinavian Tobacco Group A/S	66,734	1,019
Solar, Cl B *	2,119	143
Sydbank A/S	22,507	1,074
UIE	5,640	141
		10,457

Finland — 1.7%
Elisa Oyj	29,457	1,369
Kemira Oyj	45,914	716
Kesko Oyj, Cl B	56,495	1,015
Metsa Board, Cl B	58,373	470
Orion Oyj, Cl B	23,517	927
TietoEVRY Oyj	32,713	738
		5,235

France — 9.2%
Air Liquide SA	3,881	657
Arkema SA	3,142	311
AXA SA	35,579	1,062
BNP Paribas SA	3,209	205

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	5,335	$104
Caisse Regionale de Credit Agricole Mutuel Sud Rhone Alpes	886	117
Carrefour SA	157,009	2,707
Cie Generale des Etablissements Michelin SCA	59,833	1,842
Credit Agricole	22,471	278
Danone SA	36,496	2,019
Eiffage SA	5,270	502
Engie SA	76,712	1,180
Euroapi *	2,998	38
Eutelsat Communications SA (A)	71,639	424
Hermes International SCA	132	242
Legrand SA	7,583	701
L'Oreal SA	465	194
Metropole Television SA	61,744	783
Orange SA	368,164	4,233
Pernod Ricard SA	2,108	352
Sanofi	56,446	6,065
Societe BIC SA	22,897	1,514
Thales SA, Cl A	5,065	714
TotalEnergies SE	22,396	1,477
Vivendi SE	69,656	612
		28,333

Germany — 4.4%
Bayer AG	31,044	1,494
Bayerische Motoren Werke AG	2,582	264
Beiersdorf AG	12,795	1,655
Deutsche Boerse AG	2,569	445
Deutsche Post	28,985	1,183
Deutsche Telekom AG	155,073	3,262
E.ON SE	10,939	130
Fresenius Medical Care AG & Co KGaA	3,728	161
Hannover Rueck SE	1,509	332
Henkel AG & Co KGaA	3,258	206
Hornbach Holding AG & Co KGaA	11,109	711
Knorr-Bremse AG	2,220	141
Merck KGaA	3,447	577
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,589	2,184
Siemens Healthineers AG	2,446	124
Sirius Real Estate Ltd	87,389	92
Suedzucker	18,604	277
Talanx	3,767	239
		13,477

Hong Kong — 3.3%
Bank of East Asia	83,200	103
CK Asset Holdings Ltd	364,000	1,912
CK Hutchison Holdings Ltd	338,000	1,794
CK Infrastructure Holdings Ltd	61,000	288

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CLP Holdings Ltd, Cl B	92,000	$679
HK Electric Investments & HK Electric Investments Ltd	639,000	366
HKT Trust & HKT Ltd	324,000	338
Kerry Properties Ltd	197,000	334
Link REIT ‡	68,400	334
MTR Corp Ltd	33,500	132
Pacific Textiles Holdings	656,000	135
PCCW Ltd	579,704	264
Power Assets Holdings Ltd	154,000	744
SmarTone Telecommunications Holdings Ltd	328,500	166
VTech Holdings Ltd	260,400	1,558
WH Group Ltd	1,875,500	982
		10,129

Indonesia — 0.3%
First Resources	797,000	893

Ireland — 0.1%
Glanbia	26,450	437

Israel — 2.3%
Bank Hapoalim BM	92,415	825
Bank Leumi Le-Israel BM	78,198	649
Bezeq The Israeli Telecommunication Corp Ltd	461,150	653
Check Point Software Technologies Ltd *	17,915	2,388
Elbit Systems Ltd	1,473	292
First International Bank Of Israel Ltd/The	3,372	146
Kerur Holdings Ltd	4,845	106
Mizrahi Tefahot Bank Ltd	12,013	437
Nice ADR *	3,036	516
Oil Refineries Ltd	1,752,180	579
Radware Ltd *	6,154	104
Shufersal Ltd *	26,493	123
Tower Semiconductor Ltd *	7,280	178
		6,996

Italy — 1.7%
A2A SpA	582,186	1,039
ACEA SpA	9,012	98
Assicurazioni Generali SpA	15,478	317
Enel SpA	61,229	377
Eni SpA	87,471	1,413
Snam SpA	134,161	632
Terna - Rete Elettrica Nazionale	27,136	205
UnipolSai Assicurazioni	507,575	1,229
		5,310

Japan — 26.0%
AEON Investment Corp ‡	489	480
Anritsu Corp	35,400	253
Arcs Co Ltd	38,800	708
Autobacs Seven Co Ltd	9,200	98

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Bandai Namco Holdings Inc	6,900	$141
Bridgestone	26,900	1,051
Brother Industries Ltd	51,100	825
Canon Inc	117,800	2,846
Choushimaru Co Ltd	10,500	102
Chubu Electric Power Co Inc	63,100	806
Citizen Watch (A)	85,000	524
Daicel Corp	75,100	630
Daiichi Sankyo Co Ltd	7,500	206
Daiki Aluminium Industry Co Ltd	9,800	86
Daito Trust Construction Co Ltd	1,700	179
DCM Holdings Co Ltd	84,300	686
Earth Corp	10,100	333
EDION Corp	77,600	769
ENEOS Holdings Inc	365,400	1,444
Ezaki Glico Co Ltd	16,900	465
Fuji Nihon Seito	7,600	53
Fujicco Co Ltd	7,900	102
FUJIFILM Holdings Corp	12,200	708
Heiwado Co Ltd	7,900	138
Honda Motor Co Ltd	114,600	1,292
House Foods Group Inc	9,900	207
Hoya Corp	1,500	154
Inpex Corp	80,600	1,218
ITOCHU Corp	62,600	2,268
Itochu Enex Co Ltd	67,200	678
Itoham Yonekyu Holdings	32,080	871
Japan Post Bank Co Ltd	61,500	536
Japan Post Holdings Co Ltd	182,800	1,467
Japan Post Insurance Co Ltd	7,200	122
Japan Real Estate Investment Corp ‡	26	102
Japan Tobacco Inc	123,900	2,856
Kajima Corp	151,300	2,467
Kaken Pharmaceutical Co Ltd	12,700	298
Kamigumi Co Ltd	10,100	208
Kaneka Corp	24,800	645
Kansai Electric Power Co Inc/The	47,000	654
Kato Sangyo Co Ltd	8,700	232
KDDI Corp	85,500	2,622
Keihanshin Building Co Ltd	14,200	131
Keisei Electric Railway	4,674	162
Kewpie Corp	18,100	292
Kinden Corp	67,500	984
Kirin Holdings Co Ltd	72,700	1,020
Kobayashi Pharmaceutical Co Ltd	9,900	443
Komeri Co Ltd	5,200	110
K's Holdings Corp	103,300	950
Kuraray Co Ltd	171,300	2,033
Kurimoto Ltd	5,300	98
Kyorin Pharmaceutical	8,100	99
Lawson Inc	13,400	617
Lintec	38,500	617

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Lion Corp	10,600	$105
Marubeni Corp	17,400	272
Maruichi Steel Tube Ltd	4,400	110
McDonald's Holdings Co Japan Ltd	6,600	253
Megmilk Snow Brand Co Ltd	25,000	384
MEIJI Holdings Co Ltd	40,500	1,009
MIRAIT ONE corp	50,300	663
Mitsubishi Corp	3,200	153
Mitsubishi Electric	67,600	838
Mitsubishi Shokuhin Co Ltd	23,100	604
Mitsubishi UFJ Financial Group	205,800	1,749
Mitsui & Co Ltd	28,400	1,032
Mitsui Chemicals Inc	8,900	231
Mizuho Financial Group Inc	181,080	3,083
Morinaga	10,800	391
Morinaga Milk Industry Co Ltd	3,000	113
Morishita Jintan Co Ltd	10,900	174
MS&AD Insurance Group Holdings Inc	47,700	1,756
NEC Corp	6,400	354
Nichirei Corp	6,500	143
Nippn Corp	17,100	249
NIPPON EXPRESS HOLDINGS INC	18,800	983
Nippon Kayaku	11,300	95
Nippon Light Metal Holdings Co Ltd	20,600	232
Nippon Telegraph & Telephone Corp	2,763,500	3,270
Nippon Television Holdings	80,400	815
Nisshin Seifun Group Inc	55,700	711
Nissin Foods Holdings Co Ltd	2,500	208
Niterra	12,400	281
Nitto Fuji Flour Milling Co Ltd	5,000	164
Oji Holdings Corp	25,200	106
Okinawa Cellular Telephone Co	6,200	134
Osaka Gas Co Ltd	38,600	637
Otsuka Corp	9,100	386
Otsuka Holdings Co Ltd	16,600	591
Sankyo Co Ltd	38,600	1,773
Sankyu	20,900	724
Secom Co Ltd	8,500	578
Seiko Epson Corp (A)	40,500	638
Seino Holdings	58,300	819
Sekisui Chemical Co Ltd	5,700	82
Sekisui House Ltd	47,600	950
Senko Group Holdings	73,200	514
Shimizu Corp	43,700	304
Showa Sangyo Co Ltd	5,500	113
SoftBank Corp	30,000	340
Sompo Holdings Inc	2,400	103
Sugi Holdings Co Ltd	4,400	175
Sumitomo Corp	38,800	776
Sumitomo Heavy Industries	33,900	861
Sumitomo Mitsui Financial Group Inc	46,500	2,289
Sumitomo Mitsui Trust Holdings	29,800	1,124

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed International Managed Volatility Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sundrug Co Ltd	23,400	$636
Taisei Corp	8,100	286
Takeda Pharmaceutical Co Ltd	2,600	81
Techno Ryowa	18,100	164
Teijin Ltd	35,600	347
Toho Holdings Co Ltd	5,000	107
TOPPAN Holdings	5,800	139
Toyota Boshoku	27,800	508
Trend Micro Inc/Japan	10,300	391
USS Co Ltd	18,000	298
Valor Holdings Co Ltd	29,600	434
Yamada Denki Co Ltd	239,100	736
Yamaguchi Financial Group	92,500	812
Yamato Holdings Co Ltd	10,600	173
Yamazaki Baking Co Ltd	5,700	105
Zaoh	8,700	148
		79,893

Jordan — 0.3%
Hikma Pharmaceuticals PLC	40,058	1,021

Netherlands — 2.7%
ABN AMRO Bank NV	11,695	166
Koninklijke Ahold Delhaize NV	180,028	5,436
Koninklijke KPN NV	143,332	473
NN Group NV	37,509	1,209
Shell PLC	3,555	115
Wolters Kluwer NV	7,314	888
		8,287

New Zealand — 0.7%
Fisher & Paykel Healthcare Corp Ltd	19,131	248
Fletcher Building Ltd	104,623	295
Freightways Group	23,121	113
Genesis Energy Ltd	103,452	152
Mercury NZ Ltd	109,078	400
Meridian Energy Ltd	35,190	109
Spark New Zealand Ltd	279,432	808
		2,125

Norway — 1.2%
DNB Bank ASA	22,448	455
Equinor ASA	19,060	629
Norsk Hydro ASA	28,454	180
Olav Thon Eiendomsselskap ASA	6,096	94
Orkla ASA	235,293	1,769
SpareBank 1 SR-Bank	17,208	198
Telenor ASA	19,327	221
		3,546

Portugal — 1.0%
Jeronimo Martins SGPS SA	71,566	1,611
NOS SGPS SA	119,287	440
REN - Redes Energeticas Nacionais SGPS SA	252,953	648

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Sonae SGPS	383,487	$373
		3,072

Singapore — 4.4%
DBS Group Holdings Ltd	108,700	2,679
Genting Singapore Ltd	729,700	452
Jardine Cycle & Carriage Ltd	111,500	2,608
Jardine Matheson Holdings Ltd	16,800	780
Mapletree Logistics Trust ‡	154,270	190
Oversea-Chinese Banking Corp Ltd	209,100	1,962
Sheng Siong Group Ltd	383,000	427
Singapore Airlines Ltd	52,300	248
Singapore Exchange Ltd	86,000	614
Singapore Technologies Engineering Ltd	276,200	791
Straits Trading	74,500	108
United Overseas Bank Ltd	89,200	1,863
Venture Corp Ltd	88,300	800
		13,522

South Africa — 0.0%
Thungela Resources	1,394	13

Spain — 2.2%
Acerinox	47,448	460
Aena SME SA	2,173	328
CaixaBank SA	14,847	60
Cia de Distribucion Integral Logista Holdings SA	90,492	2,319
Endesa SA	25,772	526
Faes Farma	56,056	190
Iberdrola SA	59,519	668
Industria de Diseno Textil SA	17,785	664
Redeia Corp SA	10,044	158
Repsol SA, Cl A	58,369	962
Telefonica SA	87,372	358
		6,693

Sweden — 2.0%
Axfood AB	21,817	503
Betsson, Cl B	47,500	526
Epiroc, Cl B	14,793	239
Essity AB, Cl B	28,604	621
Industrivarden AB, Cl C	25,423	675
Investor, Cl A	30,576	584
KNOW IT AB	7,589	89
Nordea Bank Abp, Cl A	48,067	531
Nyfosa	18,745	101
Securitas, Cl B	69,432	554
Svenska Cellulosa AB SCA, Cl B	11,438	158
Swedbank AB, Cl A	32,836	608
Swedish Orphan Biovitrum AB *	4,761	98
Telefonaktiebolaget LM Ericsson, Cl B	39,170	192
Volvo AB, Cl B	26,274	546
		6,025

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Switzerland — 8.1%
ABB Ltd	11,765	$422
Alcon Inc	3,282	254
ALSO Holding AG	606	153
Baloise Holding AG	7,522	1,093
Basellandschaftliche Kantonalbank	201	195
Berner Kantonalbank AG	473	125
BKW AG	5,701	1,006
Chocoladefabriken Lindt & Spruengli AG	74	824
EFG International	25,425	289
Emmi AG	591	558
EMS-Chemie Holding AG	206	140
Helvetia Holding	3,743	525
Holcim AG	10,987	706
Kuehne + Nagel International AG	328	94
Nestle SA	10,269	1,165
Novartis AG	54,952	5,639
PSP Swiss Property AG	3,886	460
Roche Holding AG	14,311	3,918
Romande Energie Holding	1,900	116
Sika AG	1,337	341
Sonova Holding AG	3,097	737
Swatch Group AG/The	1,962	96
Swiss Life Holding AG	1,728	1,080
Swiss Prime Site AG	3,598	330
Swisscom AG	5,867	3,490
Thurgauer Kantonalbank	927	124
TX Group AG	559	56
Valiant Holding AG	8,341	865
Vetropack Holding, Cl A	3,654	162
Zurich Insurance Group AG	226	104
		25,067

United Kingdom — 13.6%
3i Group	18,195	460
AstraZeneca PLC ADR	5,620	381
Atalaya Mining	44,952	187
B&M European Value Retail SA	189,317	1,355
BAE Systems PLC	390,677	4,758
Balfour Beatty	86,049	337
Bank of Georgia Group	15,678	706
BP PLC	235,524	1,528
British American Tobacco PLC	43,064	1,355
BT Group PLC, Cl A	650,300	926
Bunzl PLC	27,294	975
Centamin	91,997	94
Coca-Cola Europacific Partners PLC	9,448	590
Computacenter PLC	33,825	1,044
DCC PLC	1,124	63
Diageo PLC	12,148	450
Endeavour Mining	6,795	132
Ferguson PLC	3,272	542
Finsbury Food Group PLC	134,390	180

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
GSK PLC	217,541	$3,962
Haleon PLC	31,313	130
Howden Joinery Group PLC	31,799	286
HSBC Holdings PLC	99,862	786
Imperial Brands PLC	127,280	2,590
Inchcape PLC	24,346	225
J Sainsbury PLC	577,505	1,782
Kingfisher PLC	155,257	423
Land Securities Group PLC ‡	30,716	221
National Grid PLC	23,951	286
Pearson PLC	74,394	789
Premier Foods	334,775	490
QinetiQ Group PLC	391,128	1,522
Reckitt Benckiser Group PLC	3,414	241
RELX PLC	23,211	786
Sage Group PLC/The	82,555	997
Serco Group	253,401	461
Shell PLC	80,736	2,568
Smith & Nephew PLC	8,186	102
Standard Chartered PLC	15,772	146
Tate & Lyle	7,110	59
Tesco PLC	736,784	2,376
Unilever PLC	58,454	2,898
United Utilities Group PLC, Cl B	8,064	93
Vodafone Group PLC	1,379,779	1,294
Woodside Energy Group	5,009	116
YouGov	8,551	78
		41,770

United States — 0.2%
Ferguson PLC	1,744	287
GSK PLC ADR	9,074	329
Taro Pharmaceutical Industries Ltd *	2,666	100
		716

Total Common Stock
(Cost $247,213) ($ Thousands)		298,565

PREFERRED STOCK — 0.7%
Germany — 0.7%
Henkel AG & Co KGaA (B)	30,256	2,161

Total Preferred Stock
(Cost $1,993) ($ Thousands)		2,161

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Managed International Managed Volatility Fund (Concluded)

Description	Number of Rights	Market Value ($ Thousands)
RIGHT — 0.0%
Australia — 0.0%
Abacus Property Group *‡‡	40,372	$–
Total Right
(Cost $—) ($ Thousands)		–
	Shares
AFFILIATED PARTNERSHIP — 0.8%
SEI Liquidity Fund, LP
5.410% **†(C)	2,587,671	2,591

Total Affiliated Partnership
(Cost $2,588) ($ Thousands)		2,591

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	1,095,896	1,096

Total Cash Equivalent
(Cost $1,096) ($ Thousands)		1,096

Total Investments in Securities — 98.9%
(Cost $252,890) ($ Thousands)		$304,413

SEI Institutional Managed Trust

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Euro STOXX 50	7	Dec-2023	$314	$311	$(1)
FTSE 100 Index	2	Dec-2023	188	187	2
Hang Seng Index	1	Oct-2023	112	114	2
SPI 200 Index	2	Dec-2023	227	229	1
TOPIX Index	1	Dec-2023	159	156	(3)
			$1,000	$997	$1

Percentages are based on Net Assets of $307,731 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(B)	No interest rate available.
(C)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $2,591 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)		Total ($)
Common Stock	284,720	13,845	—		298,565
Preferred Stock	2,161	—	—		2,161
Right	—	—	—	^	—
Affiliated Partnership	—	2,591	—		2,591
Cash Equivalent	1,096	—	—		1,096
Total Investments in Securities	287,977	16,436	—		304,413

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	5	–	–	5
Unrealized Depreciation	(4)	–	–	(4)
Total Other Financial Instruments	1	–	–	1

^ This category includes securities with a value less than $500.

*	Futures contracts are valued at unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$18,526	$83,760	$(99,701)	$3	$3	$2,591	$79	$—
SEI Daily Income Trust, Government Fund, Institutional Class	2,754	55,866	(57,524)	—	—	1,096	159	—
Totals	$21,280	$139,626	$(157,225)	$3	$3	$3,687	$238	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Real Estate Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 98.5%

Real Estate — 98.5%
Acadia Realty Trust ‡	8,260	$119
Alexandria Real Estate Equities Inc ‡	16,260	1,628
American Homes 4 Rent, Cl A ‡	33,006	1,112
American Tower Corp, Cl A ‡	11,770	1,936
AvalonBay Communities Inc ‡	15,050	2,585
Boston Properties Inc ‡	20,230	1,203
Brixmor Property Group Inc ‡	53,440	1,110
CareTrust REIT Inc ‡	28,110	576
Cousins Properties Inc ‡	40,510	825
DiamondRock Hospitality Co ‡	53,800	432
Digital Realty Trust Inc, Cl A ‡	30,010	3,632
Douglas Emmett Inc ‡	53,359	681
Elme Communities ‡	28,826	393
Equinix Inc ‡	8,235	5,981
Equity Residential ‡	47,943	2,815
Extra Space Storage Inc ‡	26,479	3,219
First Industrial Realty Trust Inc ‡	36,670	1,745
Healthpeak Properties Inc ‡	79,580	1,461
Highwoods Properties Inc ‡	10,950	226
Host Hotels & Resorts Inc ‡	96,080	1,544
Independence Realty Trust Inc ‡	10,923	154
Invitation Homes Inc ‡	65,390	2,072
Kilroy Realty Corp ‡	22,150	700
Kimco Realty Corp ‡	93,740	1,649
Medical Properties Trust Inc ‡	47,933	261
Mid-America Apartment Communities Inc ‡	5,220	672
Omega Healthcare Investors Inc ‡	27,860	924
Prologis Inc ‡	60,210	6,756
Public Storage ‡	10,080	2,656
Retail Opportunity Investments Corp ‡	55,209	683
Rexford Industrial Realty Inc ‡	32,940	1,626
RPT Realty ‡	46,255	488
SBA Communications Corp, Cl A ‡	5,800	1,161
Simon Property Group Inc ‡	22,636	2,445
Sun Communities Inc ‡	19,950	2,361
Tricon Residential Inc	99,350	735
UDR Inc ‡	49,734	1,774
Urban Edge Properties ‡	28,180	430
Ventas Inc ‡	62,800	2,646
Welltower Inc ‡	39,030	3,197

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Xenia Hotels & Resorts Inc ‡	44,673	$526

Total Common Stock
(Cost $59,885) ($ Thousands)		67,139

AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
5.410% **†(A)	4,714	4

Total Affiliated Partnership
(Cost $5) ($ Thousands)		4

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	973,227	973

Total Cash Equivalent
(Cost $973) ($ Thousands)		973

Total Investments in Securities — 99.9%
(Cost $60,863) ($ Thousands)		$68,116

SEI Institutional Managed Trust

Percentages are based on Net Assets of $68,206 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
†	Investment in Affiliated Security (see Note 6).
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
(A)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $4 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	67,139	–	–	67,139
Affiliated Partnership	–	4	–	4
Cash Equivalent	973	–	–	973
Total Investments in Securities	68,112	4	–	68,116

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$3	$1	$—	$—	$—	$4	$—	$—
SEI Daily Income Trust, Government Fund, Institutional Class	2,110	18,167	(19,304)	—	—	973	45	—
Totals	$2,113	$18,168	$(19,304)	$—	$—	$977	$45	$—

Amounts designated as “-” are either $0 or have been rounded to be $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 42.7%
Agency Mortgage-Backed Obligations — 37.6%
FHLMC
7.500%, 05/01/2031 to 02/01/2038	$182	$184
7.000%, 05/01/2024 to 03/01/2039	48	51
6.500%, 10/01/2031 to 07/01/2053	5,244	5,284
6.000%, 02/01/2032 to 06/01/2053	1,861	1,843
5.500%, 01/01/2024 to 07/01/2053	8,721	8,441
5.000%, 05/01/2033 to 06/01/2053	8,658	8,229
4.600%, 02/01/2030	400	379
4.500%, 04/01/2035 to 12/01/2052	9,534	8,881
4.000%, 08/01/2041 to 02/01/2053	14,243	12,918
3.500%, 12/01/2033 to 06/01/2052	27,937	24,605
3.000%, 03/01/2031 to 06/01/2052	34,546	29,109
2.500%, 10/01/2031 to 05/01/2052	68,480	55,181
2.000%, 06/01/2040 to 05/01/2052	63,472	49,535
1.500%, 11/01/2040 to 05/01/2051	16,939	12,471
0.000%, 07/15/2031(A)	265	180
FHLMC ARM
7.136%, RFUCCT1Y + 1.605%, 09/01/2043(B)	40	40
7.042%, RFUCCT1Y + 1.650%, 03/01/2043(B)	64	64
6.881%, RFUCCT1Y + 1.635%, 07/01/2043(B)	39	40
6.835%, RFUCCT1Y + 1.637%, 09/01/2045(B)	619	622
6.809%, RFUCCT1Y + 1.642%, 08/01/2043(B)	62	62

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
6.339%, RFUCCT1Y + 1.683%, 02/01/2043(B)	$105	$106
6.233%, RFUCCT1Y + 1.770%, 09/01/2042(B)	70	71
6.091%, RFUCCT1Y + 1.642%, 10/01/2043(B)	78	78
6.016%, RFUCCT1Y + 1.724%, 01/01/2044(B)	147	148
5.769%, RFUCCT1Y + 1.611%, 10/01/2043(B)	77	79
5.551%, RFUCCT1Y + 1.687%, 09/01/2047(B)	430	430
5.427%, RFUCCT1Y + 1.637%, 04/01/2048(B)	896	898
5.407%, RFUCCT1Y + 1.628%, 11/01/2043(B)	62	62
5.235%, SOFR30A + 2.293%, 06/01/2053(B)	323	316
5.120%, SOFR30A + 2.216%, 08/01/2053(B)	312	304
5.023%, RFUCCT1Y + 1.637%, 03/01/2049(B)	364	363
4.299%, SOFR30A + 2.130%, 07/01/2052(B)	480	454
4.189%, SOFR30A + 2.304%, 05/01/2053(B)	1,482	1,411
4.123%, SOFR30A + 2.380%, 09/01/2052(B)	274	258
4.118%, SOFR30A + 2.191%, 10/01/2052(B)	3,421	3,154
3.986%, SOFR30A + 2.140%, 08/01/2052(B)	554	508
3.913%, SOFR30A + 2.130%, 07/01/2052(B)	406	380
3.137%, RFUCCT1Y + 1.640%, 11/01/2048(B)	440	424
3.097%, RFUCCT1Y + 1.621%, 02/01/2050(B)	221	209
3.005%, RFUCCT1Y + 1.628%, 11/01/2048(B)	1,228	1,138
2.895%, RFUCCT1Y + 1.640%, 05/01/2049(B)	267	262
2.871%, RFUCCT1Y + 1.619%, 11/01/2047(B)	416	394
FHLMC CMO, Ser 1997-1983, Cl Z
6.500%, 12/15/2023	2	2
FHLMC CMO, Ser 2001-2277, Cl B
7.500%, 01/15/2031	16	17
FHLMC CMO, Ser 2002-2399, Cl XG
6.500%, 01/15/2032	143	144
FHLMC CMO, Ser 2006-R007, Cl ZA
6.000%, 05/15/2036	403	409

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2007-3281, Cl AI, IO
1.002%, 02/15/2037(B)	$31	$2
FHLMC CMO, Ser 2007-3294, Cl CB
5.500%, 03/15/2037	86	85
FHLMC CMO, Ser 2007-3316, Cl JO, PO
0.000%, 05/15/2037(A)	1	1
FHLMC CMO, Ser 2008-3451, Cl SB, IO
0.602%, 05/15/2038(B)	4	–
FHLMC CMO, Ser 2010-3621, Cl SB, IO
0.802%, 01/15/2040(B)	22	2
FHLMC CMO, Ser 2011-3924, Cl NC
4.000%, 09/15/2041	434	406
FHLMC CMO, Ser 2011-3947, Cl SG, IO
0.522%, 10/15/2041(B)	177	12
FHLMC CMO, Ser 2012-264, Cl 30
3.000%, 07/15/2042	864	756
FHLMC CMO, Ser 2012-271, Cl 30
3.000%, 08/15/2042	230	203
FHLMC CMO, Ser 2012-271, Cl F5
5.928%, SOFR30A + 0.614%, 08/15/2042(B)	284	276
FHLMC CMO, Ser 2012-272, Cl F1
5.928%, SOFR30A + 0.614%, 08/15/2042(B)	448	434
FHLMC CMO, Ser 2012-280, Cl F1
5.928%, SOFR30A + 0.614%, 09/15/2042(B)	458	443
FHLMC CMO, Ser 2012-283, Cl IO, IO
3.500%, 10/15/2027	105	4
FHLMC CMO, Ser 2012-4047, Cl CX
3.500%, 05/15/2042	821	716
FHLMC CMO, Ser 2012-4054, Cl SA, IO
0.622%, 08/15/2039(B)	332	20
FHLMC CMO, Ser 2012-4091, Cl EX
3.375%, 07/15/2042	290	260
FHLMC CMO, Ser 2012-4117, Cl HB
2.500%, 10/15/2042	283	233
FHLMC CMO, Ser 2012-4122, Cl FP
5.828%, SOFR30A + 0.514%, 10/15/2042(B)	331	320
FHLMC CMO, Ser 2012-4146, Cl DI, IO
3.000%, 12/15/2031	222	11
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	47	8
FHLMC CMO, Ser 2013-4203, Cl PS, IO
0.822%, 09/15/2042(B)	169	11
FHLMC CMO, Ser 2013-4205, Cl PA
1.750%, 05/15/2043	285	233
FHLMC CMO, Ser 2013-4210, Cl Z
3.000%, 05/15/2043	72	54
FHLMC CMO, Ser 2013-4239, Cl IO, IO
3.500%, 06/15/2027	62	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2013-4240, Cl FA
5.928%, SOFR30A + 0.614%, 08/15/2043(B)	$839	$812
FHLMC CMO, Ser 2013-4248, Cl FT
5.928%, SOFR30A + 0.614%, 09/15/2043(B)	288	280
FHLMC CMO, Ser 2013-4286, Cl VF
5.878%, SOFR30A + 0.564%, 12/15/2043(B)	612	593
FHLMC CMO, Ser 2014-328, Cl S4, IO
0.074%, 02/15/2038(B)	10	–
FHLMC CMO, Ser 2014-4335, Cl SW, IO
0.572%, 05/15/2044(B)	36	3
FHLMC CMO, Ser 2014-4391, Cl MZ
3.000%, 09/15/2044	131	108
FHLMC CMO, Ser 2014-4415, Cl IO, IO
0.212%, 04/15/2041(B)	109	5
FHLMC CMO, Ser 2015-4446, Cl CP
2.250%, 03/15/2045	390	330
FHLMC CMO, Ser 2015-4479, Cl HA
3.750%, 05/15/2039(C)	54	54
FHLMC CMO, Ser 2016-353, Cl S1, IO
0.572%, 12/15/2046(B)	254	20
FHLMC CMO, Ser 2016-4582, Cl HA
3.000%, 09/15/2045	1,427	1,281
FHLMC CMO, Ser 2016-4614, Cl FG
5.928%, SOFR30A + 0.614%, 09/15/2046(B)	328	317
FHLMC CMO, Ser 2016-4628, Cl KF
5.928%, SOFR30A + 0.614%, 01/15/2055(B)	404	384
FHLMC CMO, Ser 2016-4631, Cl FA
5.928%, SOFR30A + 0.614%, 11/15/2046(B)	552	532
FHLMC CMO, Ser 2016-4639, Cl HZ
3.250%, 04/15/2053(C)	1,877	1,366
FHLMC CMO, Ser 2017-356, Cl 300
3.000%, 09/15/2047	1,185	1,020
FHLMC CMO, Ser 2017-4719, Cl LA
3.500%, 09/15/2047	406	362
FHLMC CMO, Ser 2017-4719, Cl LM
3.000%, 09/15/2047	324	279
FHLMC CMO, Ser 2017-4742, Cl PA
3.000%, 10/15/2047	858	747
FHLMC CMO, Ser 2018-4793, Cl FD
5.728%, SOFR30A + 0.414%, 06/15/2048(B)	127	121
FHLMC CMO, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	181	153
FHLMC CMO, Ser 2018-4818, Cl CA
3.000%, 04/15/2048	406	349

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2018-4826, Cl KF
5.728%, SOFR30A + 0.414%, 09/15/2048(B)	$264	$252
FHLMC CMO, Ser 2018-4846, Cl PA
4.000%, 06/15/2047	33	32
FHLMC CMO, Ser 2018-4857, Cl JA
3.350%, 01/15/2049	1,317	1,210
FHLMC CMO, Ser 2019-4880, Cl DA
3.000%, 05/15/2050	587	513
FHLMC CMO, Ser 2019-4903, Cl NF
5.829%, SOFR30A + 0.514%, 08/25/2049(B)	256	247
FHLMC CMO, Ser 2019-4927, Cl BG
3.000%, 11/25/2049	554	481
FHLMC CMO, Ser 2019-4937, Cl MD
2.500%, 10/25/2049	566	478
FHLMC CMO, Ser 2019-4941, Cl GA
2.000%, 12/15/2047	317	255
FHLMC CMO, Ser 2020-4979, Cl UC
1.500%, 06/25/2050	1,022	792
FHLMC CMO, Ser 2020-4991, Cl QV
2.000%, 09/25/2045	280	215
FHLMC CMO, Ser 2020-4993, Cl KF
5.879%, SOFR30A + 0.564%, 07/25/2050(B)	2,336	2,229
FHLMC CMO, Ser 2020-4995, Cl IC, IO
4.500%, 07/25/2050	712	117
FHLMC CMO, Ser 2020-5004, Cl FM
5.779%, SOFR30A + 0.464%, 08/25/2050(B)	496	470
FHLMC CMO, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	711	108
FHLMC CMO, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	264	39
FHLMC CMO, Ser 2020-5012, Cl BI, IO
4.000%, 09/25/2050	2,654	483
FHLMC CMO, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	321	50
FHLMC CMO, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	499	65
FHLMC CMO, Ser 2020-5020, Cl ET
3.500%, 10/25/2050	451	396
FHLMC CMO, Ser 2020-5040, Cl IB, IO
2.500%, 11/25/2050	141	24
FHLMC CMO, Ser 2020-5059, Cl IB, IO
2.500%, 01/25/2051	670	105
FHLMC CMO, Ser 2021-5070, Cl DI, IO
4.000%, 02/25/2051	2,258	416
FHLMC CMO, Ser 2021-5071, Cl IH, IO
2.500%, 02/25/2051	495	65
FHLMC CMO, Ser 2021-5085, Cl NI, IO
2.000%, 03/25/2051	1,019	117

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2021-5091, Cl AB
1.500%, 03/25/2051	$959	$736
FHLMC CMO, Ser 2021-5092, Cl AP
2.000%, 04/25/2041	397	331
FHLMC CMO, Ser 2021-5116, Cl PB
2.250%, 02/25/2051	579	473
FHLMC CMO, Ser 2021-5118, Cl CA
1.500%, 10/15/2033	473	399
FHLMC CMO, Ser 2021-5119, Cl AB
1.500%, 08/25/2049	435	332
FHLMC CMO, Ser 2021-5119, Cl QF
5.515%, SOFR30A + 0.200%, 06/25/2051(B)	710	664
FHLMC CMO, Ser 2021-5140, Cl NI, IO
2.500%, 05/25/2049	966	138
FHLMC CMO, Ser 2021-5143, Cl GA
2.000%, 06/25/2049	355	276
FHLMC CMO, Ser 2021-5156, Cl DC
2.000%, 09/25/2051	611	500
FHLMC CMO, Ser 2021-5159, Cl UA
2.500%, 12/25/2048	602	510
FHLMC CMO, Ser 2021-5178, Cl TP
2.500%, 04/25/2049	811	679
FHLMC CMO, Ser 2021-5182, Cl M
2.500%, 05/25/2049	511	429
FHLMC CMO, Ser 2021-5182, Cl D
2.500%, 11/25/2043	2,410	2,115
FHLMC CMO, Ser 2021-5184, Cl AB
2.500%, 05/25/2048	353	299
FHLMC CMO, Ser 2022-5194, Cl G
2.500%, 01/25/2051	684	547
FHLMC CMO, Ser 2022-5201, Cl CA
2.500%, 07/25/2048	746	640
FHLMC CMO, Ser 2022-5202, Cl BH
2.000%, 12/25/2047	386	337
FHLMC CMO, Ser 2022-5202, Cl IN, IO
3.000%, 01/25/2047	746	100
FHLMC CMO, Ser 2022-5202, Cl LA
2.500%, 05/25/2049	737	621
FHLMC CMO, Ser 2022-5203, Cl G
2.500%, 11/25/2048	327	275
FHLMC CMO, Ser 2022-5207, Cl PA
3.000%, 06/25/2051	753	640
FHLMC CMO, Ser 2022-5217, Cl CD
2.500%, 07/25/2049	627	554
FHLMC CMO, Ser 2022-5220, Cl QK
3.500%, 09/25/2050	1,106	1,013
FHLMC CMO, Ser 2022-5224, Cl HL
4.000%, 04/25/2052	2,100	1,787
FHLMC CMO, Ser 2023-5300, Cl C
2.000%, 09/25/2047	971	871

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2023-5335, Cl FB
6.128%, SOFR30A + 0.814%, 10/15/2039(B)	$964	$964
FHLMC CMO, Ser 2023-5338, Cl FH
5.728%, SOFR30A + 0.414%, 04/15/2045(B)	914	881
FHLMC Multiclass Certificates, Ser P009, Cl A2
1.878%, 01/25/2031	500	401
FHLMC Multifamily Structured Pass Through Certificates, Ser 152, Cl X1, IO
0.301%, 11/25/2032(B)	12,996	188
FHLMC Multifamily Structured Pass Through Certificates, Ser 154, Cl X1, IO
0.527%, 01/25/2033(B)	13,098	382
FHLMC Multifamily Structured Pass Through Certificates, Ser 155, Cl X1, IO
0.421%, 04/25/2033(B)	8,997	208
FHLMC Multifamily Structured Pass Through Certificates, Ser K106, Cl X1, IO
1.477%, 01/25/2030(B)	3,479	232
FHLMC Multifamily Structured Pass Through Certificates, Ser K109, Cl A2
1.558%, 04/25/2030	500	401
FHLMC Multifamily Structured Pass Through Certificates, Ser K128, Cl X1, IO
0.612%, 03/25/2031(B)	8,431	249
FHLMC Multifamily Structured Pass Through Certificates, Ser K136, Cl X1, IO
0.495%, 12/25/2031(B)	10,973	249
FHLMC Multifamily Structured Pass Through Certificates, Ser K149, Cl X1, IO
0.403%, 08/25/2032(B)	10,982	236
FHLMC Multifamily Structured Pass Through Certificates, Ser K751, Cl A2
4.412%, 03/25/2030	200	191
FHLMC Multifamily Structured Pass Through Certificates, Ser KG08, Cl A2
4.134%, 05/25/2033(B)	963	880
FHLMC Multifamily Structured Pass-Through Certificates, Ser K047, Cl A2
3.329%, 05/25/2025(B)	280	270
FHLMC Multifamily Structured Pass-Through Certificates, Ser K064, Cl X1, IO
0.735%, 03/25/2027(B)	4,530	78
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl X1, IO
1.014%, 06/25/2029(B)	1,983	80
FHLMC Multifamily Structured Pass-Through Certificates, Ser K094, Cl XAM, IO
1.283%, 06/25/2029(B)	4,850	271

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC Multifamily Structured Pass-Through Certificates, Ser K095, Cl XAM, IO
1.374%, 06/25/2029(B)	$700	$42
FHLMC Multifamily Structured Pass-Through Certificates, Ser K110, Cl X1, IO
1.813%, 04/25/2030(B)	1,293	107
FHLMC Multifamily Structured Pass-Through Certificates, Ser K736, Cl X1, IO
1.410%, 07/25/2026(B)	960	27
FHLMC Multifamily Structured Pass-Through Certificates, Ser K741, Cl X1, IO
0.653%, 12/25/2027(B)	2,986	58
FHLMC Multifamily Structured Pass-Through Certificates, Ser K743, Cl X1, IO
1.025%, 05/25/2028(B)	3,988	141
FHLMC Multifamily Structured Pass-Through Certificates, Ser KC05, Cl X1, IO
1.365%, 06/25/2027(B)	1,439	36
FHLMC Multifamily Structured Pass-Through Certificates, Ser KLU1, Cl A4
2.854%, 01/25/2031	600	524
FHLMC Multifamily Structured Pass-Through Certificates, Ser KSG2, Cl A2
2.091%, 11/25/2031(B)	710	562
FHLMC Multifamily Structured Pass-Through Certificates, Ser S8FX, Cl A2
3.291%, 03/25/2027	320	298
FHLMC Multifamily Structured Pass-Through Certificates, Ser X3FX, Cl A2FX
3.000%, 06/25/2027	580	542
FHLMC Multifamily WI Certificates Series, Ser K160, Cl A2
4.500%, 12/25/2033	300	281
FHLMC Reference REMIC CMO, Ser 2006-R006, Cl ZA
6.000%, 04/15/2036	253	258
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl B1
7.729%, SOFR30A + 2.414%, 01/25/2050(B)(D)	590	593
FHLMC Structured Pass-Through Certificates, Ser 2007-76, Cl 2A
2.335%, 10/25/2037(B)	60	50
FNMA
7.500%, 10/01/2037 to 04/01/2039	66	69
7.000%, 09/01/2026 to 02/01/2053	221	225
6.500%, 05/01/2027 to 05/01/2053	6,756	6,808
6.000%, 01/01/2024 to 07/01/2053	6,218	6,166
5.800%, 10/01/2033	100	103
5.500%, 02/01/2035 to 09/01/2056	7,425	7,228
5.430%, 11/01/2028	100	101
5.340%, 09/01/2028	100	101
5.140%, 11/01/2033	1,200	1,193

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
5.130%, 10/01/2028	$200	$199
5.050%, 10/01/2028	400	395
5.000%, 06/01/2038 to 05/01/2053	6,571	6,296
4.830%, 09/01/2028	200	197
4.740%, 06/01/2030	200	192
4.680%, 07/01/2033	100	96
4.500%, 04/01/2025 to 08/01/2058	21,938	20,362
4.420%, 04/01/2033	100	93
4.200%, 01/01/2029	775	737
4.060%, 07/01/2032	298	271
4.000%, 01/01/2027 to 06/01/2057	45,031	41,109
3.900%, 08/01/2032	200	178
3.890%, 07/01/2032	600	534
3.880%, 07/01/2032	98	90
3.850%, 08/01/2032	200	177
3.840%, 07/01/2032	100	90
3.560%, 07/01/2032	100	88
3.520%, 06/01/2032	100	88
3.500%, 05/01/2033 to 06/01/2052	49,088	43,063
3.450%, 03/01/2029	57	52
3.345%, 06/01/2032	100	87
3.250%, 05/01/2029	58	53
3.160%, 05/01/2029	179	161
3.020%, 05/01/2026	550	514
3.000%, 12/01/2031 to 07/01/2060	124,845	105,754
2.930%, 06/01/2030	75	66
2.900%, 11/01/2029	493	433
2.820%, 07/01/2027	549	504
2.500%, 03/01/2035 to 09/01/2061	83,132	66,949
2.455%, 04/01/2040	1,920	1,253
2.150%, 02/01/2032(B)	239	190
2.000%, 05/01/2036 to 04/01/2052	164,539	128,357
1.850%, 09/01/2035	542	440
1.500%, 10/01/2041 to 02/01/2052	18,484	13,836
FNMA ARM
6.953%, RFUCCT1Y + 1.560%, 03/01/2043(B)	10	10
6.739%, RFUCCT1Y + 1.560%, 06/01/2043(B)	45	45
6.571%, RFUCCT1Y + 1.653%, 01/01/2043(B)	44	45
6.341%, 12MTA + 1.929%, 11/01/2035(B)	145	143
6.279%, 12MTA + 1.848%, 10/01/2035(B)	37	36
6.237%, 12MTA + 1.859%, 11/01/2035(B)	31	30
6.221%, 12MTA + 1.854%, 10/01/2035(B)	141	139
5.627%, RFUCCT1Y + 1.581%, 10/01/2043(B)	163	164
4.797%, RFUCCT1Y + 1.578%, 06/01/2045(B)	238	239

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
4.687%, RFUCCT1Y + 1.584%, 01/01/2046(B)	$608	$610
4.653%, SOFR30A + 2.130%, 08/01/2052(B)	887	852
4.633%, SOFR30A + 2.123%, 08/01/2052(B)	870	824
4.627%, SOFR30A + 2.125%, 08/01/2052(B)	1,149	1,103
4.345%, SOFR30A + 2.124%, 07/01/2052(B)	1,006	957
4.303%, SOFR30A + 2.125%, 08/01/2052(B)	1,056	1,004
4.240%, SOFR30A + 2.127%, 11/01/2052(B)	676	649
4.218%, SOFR30A + 2.370%, 09/01/2052(B)	271	256
4.168%, SOFR30A + 2.120%, 07/01/2052(B)	824	764
4.149%, SOFR30A + 2.132%, 10/01/2052(B)	1,969	1,883
4.136%, SOFR30A + 2.120%, 09/01/2052(B)	776	743
3.968%, SOFR30A + 2.120%, 08/01/2052(B)	236	217
3.679%, SOFR30A + 2.370%, 08/01/2052(B)	579	538
3.027%, RFUCCT1Y + 1.603%, 03/01/2050(B)	949	927
2.752%, RFUCCT1Y + 1.606%, 06/01/2050(B)	400	361
FNMA CMO, Ser 1999-11, Cl Z
5.500%, 03/25/2029	65	62
FNMA CMO, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	111	111
FNMA CMO, Ser 2006-112, Cl ST, IO
1.271%, 11/25/2036(B)	215	7
FNMA CMO, Ser 2009-103, Cl MB
5.179%, 12/25/2039(B)	15	15
FNMA CMO, Ser 2009-86, Cl BO, PO
0.000%, 03/25/2037(A)	339	286
FNMA CMO, Ser 2011-59, Cl NZ
5.500%, 07/25/2041	786	784
FNMA CMO, Ser 2011-87, Cl SG, IO
1.121%, 04/25/2040(B)	34	1
FNMA CMO, Ser 2011-96, Cl SA, IO
1.121%, 10/25/2041(B)	414	26
FNMA CMO, Ser 2012-101, Cl AI, IO
3.000%, 06/25/2027	49	1
FNMA CMO, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	7	–
FNMA CMO, Ser 2012-111, Cl FC
5.829%, SOFR30A + 0.514%, 10/25/2042(B)	360	351

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2012-118, Cl VZ
3.000%, 11/25/2042	$395	$344
FNMA CMO, Ser 2012-133, Cl JF
5.779%, SOFR30A + 0.464%, 12/25/2042(B)	383	369
FNMA CMO, Ser 2012-133, Cl CS, IO
0.721%, 12/25/2042(B)	115	10
FNMA CMO, Ser 2012-151, Cl NX
1.500%, 01/25/2043	302	245
FNMA CMO, Ser 2012-28, Cl B
6.500%, 06/25/2039	3	3
FNMA CMO, Ser 2012-35, Cl SC, IO
1.071%, 04/25/2042(B)	96	9
FNMA CMO, Ser 2012-46, Cl BA
6.000%, 05/25/2042	102	103
FNMA CMO, Ser 2012-74, Cl OA, PO
0.000%, 03/25/2042(A)	9	8
FNMA CMO, Ser 2012-74, Cl SA, IO
1.221%, 03/25/2042(B)	116	6
FNMA CMO, Ser 2012-75, Cl AO, PO
0.000%, 03/25/2042(A)	18	16
FNMA CMO, Ser 2013-11, Cl AP
1.500%, 01/25/2043	1,000	866
FNMA CMO, Ser 2013-111, Cl PL
2.000%, 12/25/2042	261	223
FNMA CMO, Ser 2013-124, Cl SB, IO
0.521%, 12/25/2043(B)	186	15
FNMA CMO, Ser 2013-126, Cl CS, IO
0.721%, 09/25/2041(B)	145	7
FNMA CMO, Ser 2013-15, Cl FA
5.779%, SOFR30A + 0.464%, 03/25/2043(B)	460	444
FNMA CMO, Ser 2013-35, Cl CL
3.000%, 02/25/2043	6,875	6,376
FNMA CMO, Ser 2013-43, Cl BP
1.750%, 05/25/2043	355	291
FNMA CMO, Ser 2013-54, Cl BS, IO
0.721%, 06/25/2043(B)	69	6
FNMA CMO, Ser 2013-73, Cl IB, IO
3.500%, 07/25/2028	23	1
FNMA CMO, Ser 2013-73, Cl IA, IO
3.000%, 09/25/2032	166	9
FNMA CMO, Ser 2013-9, Cl BC
6.500%, 07/25/2042	120	124
FNMA CMO, Ser 2013-9, Cl CB
5.500%, 04/25/2042	966	964
FNMA CMO, Ser 2013-9, Cl SA, IO
0.721%, 03/25/2042(B)	143	6
FNMA CMO, Ser 2014-25, Cl EL
3.000%, 05/25/2044	431	373
FNMA CMO, Ser 2014-47, Cl AI, IO
0.255%, 08/25/2044(B)	77	3

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2014-6, Cl Z
2.500%, 02/25/2044	$255	$206
FNMA CMO, Ser 2014-74, Cl PC
2.500%, 06/25/2044	348	314
FNMA CMO, Ser 2015-20, Cl EF
5.779%, SOFR30A + 0.464%, 04/25/2045(B)	1,059	1,017
FNMA CMO, Ser 2015-26, Cl GF
5.729%, SOFR30A + 0.414%, 05/25/2045(B)	668	643
FNMA CMO, Ser 2015-32, Cl FA
5.729%, SOFR30A + 0.414%, 05/25/2045(B)	406	389
FNMA CMO, Ser 2015-48, Cl FB
5.729%, SOFR30A + 0.414%, 07/25/2045(B)	500	479
FNMA CMO, Ser 2015-55, Cl IO, IO
0.309%, 08/25/2055(B)	196	8
FNMA CMO, Ser 2015-56, Cl AS, IO
0.721%, 08/25/2045(B)	28	2
FNMA CMO, Ser 2015-65, Cl CZ
3.500%, 09/25/2045	265	208
FNMA CMO, Ser 2015-8, Cl AP
2.000%, 03/25/2045	774	652
FNMA CMO, Ser 2015-84, Cl PA
1.700%, 08/25/2033	1,165	1,039
FNMA CMO, Ser 2016-19, Cl FD
5.829%, SOFR30A + 0.514%, 04/25/2046(B)	1,445	1,420
FNMA CMO, Ser 2016-37, Cl MJ
3.500%, 08/25/2043	40	39
FNMA CMO, Ser 2016-48, Cl MA
2.000%, 06/25/2038	1,181	1,043
FNMA CMO, Ser 2016-57, Cl PC
1.750%, 06/25/2046	2,396	1,914
FNMA CMO, Ser 2017-13, Cl PA
3.000%, 08/25/2046	476	421
FNMA CMO, Ser 2017-76, Cl SB, IO
0.671%, 10/25/2057(B)	762	68
FNMA CMO, Ser 2017-78, Cl FC
5.779%, SOFR30A + 0.464%, 10/25/2047(B)	484	465
FNMA CMO, Ser 2017-85, Cl SC, IO
0.771%, 11/25/2047(B)	228	16
FNMA CMO, Ser 2018-14, Cl KC
3.000%, 03/25/2048	845	768
FNMA CMO, Ser 2018-38, Cl MA
3.300%, 06/25/2048	645	589
FNMA CMO, Ser 2018-43, Cl CT
3.000%, 06/25/2048	666	571
FNMA CMO, Ser 2018-54, Cl KA
3.500%, 01/25/2047	217	205

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2018-64, Cl A
3.000%, 09/25/2048	$417	$352
FNMA CMO, Ser 2018-8, Cl KL
2.500%, 03/25/2047	231	193
FNMA CMO, Ser 2018-85, Cl EA
3.500%, 12/25/2048	361	331
FNMA CMO, Ser 2019-15, Cl FA
5.929%, SOFR30A + 0.614%, 04/25/2049(B)	257	248
FNMA CMO, Ser 2019-25, Cl PA
3.000%, 05/25/2048	779	688
FNMA CMO, Ser 2019-41, Cl FG
5.929%, SOFR30A + 0.614%, 08/25/2059(B)	597	571
FNMA CMO, Ser 2019-43, Cl FC
5.829%, SOFR30A + 0.514%, 08/25/2049(B)	512	493
FNMA CMO, Ser 2019-67, Cl FB
5.879%, SOFR30A + 0.564%, 11/25/2049(B)	254	244
FNMA CMO, Ser 2019-79, Cl FA
5.929%, SOFR30A + 0.614%, 01/25/2050(B)	1,243	1,199
FNMA CMO, Ser 2020-25, Cl BI, IO
3.500%, 01/25/2047	606	95
FNMA CMO, Ser 2020-34, Cl F
5.879%, SOFR30A + 0.564%, 06/25/2050(B)	355	341
FNMA CMO, Ser 2020-45, Cl JL
3.000%, 07/25/2040	967	842
FNMA CMO, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	427	227
FNMA CMO, Ser 2020-48, Cl DA
2.000%, 07/25/2050	1,194	951
FNMA CMO, Ser 2020-48, Cl AB
2.000%, 07/25/2050	397	314
FNMA CMO, Ser 2020-56, Cl AQ
2.000%, 08/25/2050	900	658
FNMA CMO, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	310	48
FNMA CMO, Ser 2020-57, Cl TA
2.000%, 04/25/2050	1,007	841
FNMA CMO, Ser 2020-59, Cl NC
3.000%, 08/25/2040	530	465
FNMA CMO, Ser 2020-64, Cl IB, IO
4.000%, 09/25/2050	864	169
FNMA CMO, Ser 2020-65, Cl JI, IO
4.000%, 09/25/2050	1,774	318
FNMA CMO, Ser 2020-65, Cl EI, IO
4.000%, 09/25/2050	1,507	284
FNMA CMO, Ser 2020-65, Cl DI, IO
4.000%, 09/25/2050	1,010	189

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2020-73, Cl KI, IO
3.000%, 10/25/2050	$618	$102
FNMA CMO, Ser 2020-96, Cl IN, IO
3.000%, 01/25/2051	712	112
FNMA CMO, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	169	28
FNMA CMO, Ser 2021-22, Cl MN
2.750%, 10/25/2050	577	483
FNMA CMO, Ser 2021-27, Cl EC
1.500%, 05/25/2051	1,715	1,303
FNMA CMO, Ser 2021-42, Cl AC
2.000%, 02/25/2051	470	382
FNMA CMO, Ser 2021-43, Cl IO, IO
2.500%, 06/25/2051	1,489	224
FNMA CMO, Ser 2021-65, Cl JA
2.000%, 01/25/2046	298	251
FNMA CMO, Ser 2021-73, Cl A
2.500%, 11/25/2049	612	508
FNMA CMO, Ser 2021-78, Cl ND
1.500%, 11/25/2051	978	765
FNMA CMO, Ser 2021-78, Cl PA
2.500%, 11/25/2051	549	457
FNMA CMO, Ser 2021-86, Cl MA
2.500%, 11/25/2047	1,014	867
FNMA CMO, Ser 2021-91, Cl AB
2.500%, 09/25/2049	587	488
FNMA CMO, Ser 2022-11, Cl A
2.500%, 07/25/2047	1,513	1,313
FNMA CMO, Ser 2022-28, Cl CA
2.000%, 01/25/2048	600	522
FNMA CMO, Ser 2022-3, Cl N
2.000%, 10/25/2047	1,811	1,503
FNMA CMO, Ser 2022-86, Cl IO, IO
2.500%, 05/25/2050	766	107
FNMA CMO, Ser 2023-37, Cl FH
5.829%, SOFR30A + 0.514%, 01/25/2050(B)	1,015	980
FNMA CMO, Ser 2023-38, Cl FC
5.979%, SOFR30A + 0.664%, 06/25/2040(B)	655	645
FNMA Connecticut Avenue Securities, Ser 2014-C02, Cl 1M2
8.029%, SOFR30A + 2.714%, 05/25/2024(B)	330	333
FNMA Connecticut Avenue Securities, Ser 2014-C03, Cl 1M2
8.429%, SOFR30A + 3.114%, 07/25/2024(B)	1,228	1,245
FNMA Interest CMO, Ser 2005-360, Cl 2, IO
5.000%, 08/25/2035	440	77
FNMA Interest CMO, Ser 2012-409, Cl C22, IO
4.500%, 11/25/2039	132	24

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Interest CMO, Ser 2012-409, Cl C13, IO
3.500%, 11/25/2041	$109	$17
FNMA Interest CMO, Ser 2012-409, Cl C2, IO
3.000%, 04/25/2027	93	3
FNMA Interest CMO, Ser 2012-411, Cl A3
3.000%, 08/25/2042	575	498
FNMA Interest CMO, Ser 2012-414, Cl A35
3.500%, 10/25/2042	856	769
FNMA Interest CMO, Ser 2018-424, Cl C11, IO
3.500%, 02/25/2048	1,141	212
FNMA Interest CMO, Ser 2022-427, Cl C73, IO
3.000%, 12/25/2048	1,825	293
FNMA TBA
6.500%, 10/15/2053 to 11/15/2053	14,815	14,882
6.000%, 12/01/2037 to 11/15/2053	42,655	42,091
5.500%, 10/15/2053	41,698	40,296
5.000%, 10/15/2053	52,239	49,284
4.500%, 10/15/2053	28,424	26,097
4.000%, 10/15/2053	24,649	21,943
3.500%, 10/15/2053	19,255	16,558
3.000%, 10/15/2053	30,090	24,877
2.500%, 10/15/2027 to 10/01/2042	11,646	9,465
2.000%, 10/15/2038 to 10/15/2053	37,652	28,931
FNMA, Ser 2014-M8, Cl X2, IO
0.395%, 06/25/2024(B)	2,397	1
FNMA, Ser M15, Cl 1A2
3.700%, 01/25/2036	100	87
FNMA, Ser M36, Cl X1, IO
1.540%, 09/25/2034(B)	527	33
FREMF Mortgage Trust, Ser 2019-KF58, Cl B
7.576%, SOFR30A + 2.264%, 01/25/2026(B)(D)	709	667
GNMA
8.000%, 11/15/2029 to 09/15/2030	24	24
7.500%, 03/15/2029 to 10/15/2037	28	29
7.000%, 09/15/2031	11	12
6.500%, 07/15/2028 to 12/15/2035	624	632
6.000%, 01/15/2029 to 07/20/2053	2,282	2,277
5.505%, 07/20/2060(B)	1	1
5.500%, 11/20/2052 to 05/20/2053	3,707	3,600
5.000%, 07/20/2040 to 05/20/2053	6,989	6,682
4.700%, 09/20/2061(B)	67	65
4.500%, 04/20/2041 to 09/20/2052	10,573	9,877
4.435%, 01/20/2069(B)	4	4
4.000%, 06/20/2047 to 04/20/2053	11,666	10,628
3.625%, H15T1Y + 1.500%, 02/20/2034(B)	72	71
3.500%, 04/20/2045 to 12/20/2052	15,794	13,963
3.000%, 09/15/2042 to 04/20/2053	30,818	26,282

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
2.500%, 12/20/2037 to 12/20/2052	$14,749	$12,094
2.000%, 09/20/2050 to 02/20/2051	3,871	3,072
GNMA CMO, Ser 2007-17, Cl IB, IO
0.811%, 04/20/2037(B)	215	6
GNMA CMO, Ser 2007-51, Cl SG, IO
1.141%, 08/20/2037(B)	30	1
GNMA CMO, Ser 2007-78, Cl SA, IO
1.085%, 12/16/2037(B)	295	9
GNMA CMO, Ser 2009-66, Cl XS, IO
1.355%, 07/16/2039(B)	150	5
GNMA CMO, Ser 2010-4, Cl NS, IO
0.945%, 01/16/2040(B)	2,020	143
GNMA CMO, Ser 2010-85, Cl HS, IO
1.211%, 01/20/2040(B)	3	–
GNMA CMO, Ser 2010-H11, Cl FA
6.443%, TSFR1M + 1.114%, 06/20/2060(B)	340	340
GNMA CMO, Ser 2010-H27, Cl FA
5.812%, TSFR1M + 0.494%, 12/20/2060(B)	628	624
GNMA CMO, Ser 2010-H28, Cl FE
5.832%, TSFR1M + 0.514%, 12/20/2060(B)	191	190
GNMA CMO, Ser 2011-H08, Cl FG
5.912%, TSFR1M + 0.594%, 03/20/2061(B)	222	221
GNMA CMO, Ser 2011-H08, Cl FD
5.932%, TSFR1M + 0.614%, 02/20/2061(B)	95	95
GNMA CMO, Ser 2011-H09, Cl AF
5.932%, TSFR1M + 0.614%, 03/20/2061(B)	124	124
GNMA CMO, Ser 2012-141, Cl WA
4.516%, 11/16/2041(B)	164	154
GNMA CMO, Ser 2012-34, Cl SA, IO
0.611%, 03/20/2042(B)	231	19
GNMA CMO, Ser 2012-43, Cl SN, IO
1.155%, 04/16/2042(B)	40	4
GNMA CMO, Ser 2012-98, Cl SA, IO
0.655%, 08/16/2042(B)	99	8
GNMA CMO, Ser 2012-H25, Cl FA
4.700%, TSFR1M + 0.814%, 12/20/2061(B)	6	6
GNMA CMO, Ser 2012-H27, Cl AI, IO
1.683%, 10/20/2062(B)	399	10
GNMA CMO, Ser 2013-152, Cl HA
2.500%, 06/20/2043	555	492
GNMA CMO, Ser 2013-53, Cl OI, IO
3.500%, 04/20/2043	73	8
GNMA CMO, Ser 2013-69, Cl AI, IO
3.500%, 05/20/2043	248	37
GNMA CMO, Ser 2014-181, Cl L
3.000%, 12/20/2044	334	288

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2014-5, Cl SP, IO
0.705%, 06/16/2043(B)	$64	$2
GNMA CMO, Ser 2014-H10, Cl TA
6.032%, TSFR1M + 0.714%, 04/20/2064(B)	392	390
GNMA CMO, Ser 2015-144, Cl CA
2.500%, 10/20/2045	575	484
GNMA CMO, Ser 2015-161, Cl GF
5.739%, TSFR1M + 0.414%, 11/20/2045(B)	313	301
GNMA CMO, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	65	12
GNMA CMO, Ser 2015-H10, Cl FC
5.698%, TSFR1M + 0.594%, 04/20/2065(B)	238	236
GNMA CMO, Ser 2015-H18, Cl FA
5.882%, TSFR1M + 0.564%, 06/20/2065(B)	84	83
GNMA CMO, Ser 2015-H20, Cl FA
5.902%, TSFR1M + 0.584%, 08/20/2065(B)	170	169
GNMA CMO, Ser 2016-135, Cl SB, IO
0.655%, 10/16/2046(B)	391	43
GNMA CMO, Ser 2016-93, Cl AB
1.750%, 07/20/2044	610	470
GNMA CMO, Ser 2017-139, Cl GA
3.000%, 09/20/2047	1,299	1,129
GNMA CMO, Ser 2017-167, Cl BQ
2.500%, 08/20/2044	461	411
GNMA CMO, Ser 2017-H15, Cl KI, IO
0.834%, 07/20/2067(B)	460	22
GNMA CMO, Ser 2017-H18, Cl BI, IO
1.184%, 09/20/2067(B)	2,947	81
GNMA CMO, Ser 2017-H20, Cl IB, IO
0.342%, 10/20/2067(B)	208	7
GNMA CMO, Ser 2017-H22, Cl IC, IO
0.574%, 11/20/2067(B)	92	3
GNMA CMO, Ser 2018-65, Cl DC
3.500%, 05/20/2048	414	358
GNMA CMO, Ser 2018-H06, Cl PF
5.732%, TSFR1M + 0.414%, 02/20/2068(B)	167	166
GNMA CMO, Ser 2018-H07, Cl FD
5.732%, TSFR1M + 0.414%, 05/20/2068(B)	333	332
GNMA CMO, Ser 2019-90, Cl AB
3.000%, 07/20/2049	274	235
GNMA CMO, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	605	81
GNMA CMO, Ser 2020-123, Cl IL, IO
2.500%, 08/20/2050	216	28
GNMA CMO, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	297	40

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	$230	$31
GNMA CMO, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	855	113
GNMA CMO, Ser 2020-160, Cl IH, IO
2.500%, 10/20/2050	159	22
GNMA CMO, Ser 2020-160, Cl VI, IO
2.500%, 10/20/2050	230	33
GNMA CMO, Ser 2020-175, Cl GI, IO
2.000%, 11/20/2050	296	31
GNMA CMO, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	1,919	206
GNMA CMO, Ser 2020-47, Cl NI, IO
3.500%, 04/20/2050	210	35
GNMA CMO, Ser 2020-47, Cl MI, IO
3.500%, 04/20/2050	497	85
GNMA CMO, Ser 2020-H09, Cl NF
6.682%, TSFR1M + 1.364%, 04/20/2070(B)	214	215
GNMA CMO, Ser 2020-H09, Cl FL
4.849%, TSFR1M + 1.264%, 05/20/2070(B)	558	553
GNMA CMO, Ser 2020-H12, Cl F
5.531%, TSFR1M + 0.614%, 07/20/2070(B)	49	47
GNMA CMO, Ser 2020-H13, Cl FA
5.000%, TSFR1M + 0.564%, 07/20/2070(B)	572	553
GNMA CMO, Ser 2021-115, Cl MI, IO
2.500%, 05/20/2051	395	41
GNMA CMO, Ser 2021-176, Cl IN, IO
2.500%, 10/20/2051	1,033	141
GNMA CMO, Ser 2021-188, Cl PA
2.000%, 10/20/2051	1,718	1,391
GNMA CMO, Ser 2021-191, Cl NI, IO
3.000%, 10/20/2051	642	115
GNMA CMO, Ser 2021-227, Cl E
2.500%, 07/20/2050	2,438	2,022
GNMA CMO, Ser 2021-23, Cl MG
1.500%, 02/20/2051	1,160	920
GNMA CMO, Ser 2021-27, Cl Q
5.000%, 02/20/2051	449	418
GNMA CMO, Ser 2021-27, Cl CW
5.001%, 02/20/2051(B)	645	610
GNMA CMO, Ser 2021-27, Cl BD
5.000%, 02/20/2051	482	462
GNMA CMO, Ser 2021-27, Cl NT
5.000%, 02/20/2051	506	470
GNMA CMO, Ser 2021-29, Cl TI, IO
2.500%, 02/20/2051	456	76
GNMA CMO, Ser 2021-57, Cl BI, IO
3.000%, 03/20/2051	1,358	202

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2021-8, Cl CY
5.000%, 01/20/2051	$454	$439
GNMA CMO, Ser 2021-96, Cl VI, IO
2.500%, 06/20/2051	863	117
GNMA CMO, Ser 2022-107, Cl C
2.500%, 06/20/2051	2,141	1,741
GNMA CMO, Ser 2022-153, Cl KA
4.000%, 12/20/2049	582	549
GNMA CMO, Ser 2022-189, Cl PT
2.500%, 10/20/2051	855	676
GNMA CMO, Ser 2022-191, Cl BY
4.000%, 08/20/2041	2,619	2,351
GNMA CMO, Ser 2022-191, Cl B
4.000%, 06/20/2041	2,408	2,158
GNMA CMO, Ser 2022-197, Cl LF
6.014%, SOFR30A + 0.700%, 11/20/2052(B)	1,882	1,832
GNMA CMO, Ser 2022-205, Cl A
2.000%, 09/20/2051	767	579
GNMA CMO, Ser 2022-31, Cl GH
2.500%, 12/20/2049	1,399	1,189
GNMA CMO, Ser 2022-5, Cl BA
2.000%, 10/20/2049	2,553	2,078
GNMA CMO, Ser 2022-50, Cl DC
2.500%, 08/20/2051	645	544
GNMA CMO, Ser 2022-66, Cl CG
3.500%, 04/20/2052	1,218	1,120
GNMA CMO, Ser 2022-84, Cl A
2.500%, 01/20/2052	4,089	3,344
GNMA CMO, Ser 2022-99, Cl JW
2.500%, 01/20/2052	200	152
GNMA TBA
6.500%, 10/15/2053 to 11/15/2053	6,600	6,634
6.000%, 12/01/2033	3,900	3,864
5.500%, 11/01/2034	11,875	11,523
5.000%, 10/01/2033	7,124	6,751
4.500%, 10/15/2053	5,750	5,312
4.000%, 10/15/2053	2,225	2,005
3.500%, 10/15/2053	10,183	8,919
3.000%, 10/15/2053	1,900	1,610
2.500%, 10/15/2053	18,732	15,308
2.000%, 10/15/2053	100	79
GNMA, Ser 103, Cl AD
1.450%, 01/16/2063	760	547
GNMA, Ser 107, Cl AD
2.839%, 11/16/2047(B)	224	192
GNMA, Ser 110, Cl IO, IO
0.873%, 11/16/2063(B)	2,366	150
GNMA, Ser 113, Cl Z
2.000%, 09/16/2061	2,256	1,247
GNMA, Ser 14, Cl AB
1.340%, 06/16/2063	507	370

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 196, Cl BE
3.000%, 10/16/2064(B)	$600	$404
GNMA, Ser 2012-112, Cl IO, IO
0.111%, 02/16/2053(B)	290	1
GNMA, Ser 2012-152, Cl IO, IO
0.611%, 01/16/2054(B)	2,148	44
GNMA, Ser 2012-27, Cl IO, IO
0.236%, 04/16/2053(B)	372	1
GNMA, Ser 2013-96, Cl IO, IO
0.051%, 10/16/2054(B)	628	1
GNMA, Ser 2014-47, Cl IA, IO
0.148%, 02/16/2048(B)	48	–
GNMA, Ser 2014-50, Cl IO, IO
0.628%, 09/16/2055(B)	238	6
GNMA, Ser 2014-92, Cl IX, IO
0.100%, 05/16/2054(B)	2,845	11
GNMA, Ser 2015-5, Cl IK, IO
0.276%, 11/16/2054(B)	2,340	17
GNMA, Ser 2019-71, Cl PT
3.000%, 06/20/2049	150	131
GNMA, Ser 21, Cl AH
1.400%, 06/16/2063	87	64
GNMA, Ser 210, Cl IO, IO
0.695%, 07/16/2064(B)	1,487	95
GNMA, Ser 216, Cl IO, IO
0.750%, 07/16/2065(B)	1,492	95
GNMA, Ser 220, Cl E
3.000%, 10/16/2064(B)	500	345
GNMA, Ser 3, Cl IO, IO
0.640%, 02/16/2061(B)	679	34
GNMA, Ser 3, Cl B
1.850%, 02/16/2061	300	134
GNMA, Ser 41, Cl IO, IO
0.592%, 07/16/2058(B)	510	14
GNMA, Ser 59, Cl IO, IO
0.571%, 02/16/2062(B)	3,409	167
GNMA, Ser 60, Cl IO, IO
0.826%, 05/16/2063(B)	2,262	132
GNMA, Ser 92, Cl IA, IO
0.611%, 06/16/2064(B)	2,000	122
GNMA, Ser 92, Cl AH
2.000%, 06/16/2064	2,100	1,494

		1,262,677
Non-Agency Mortgage-Backed Obligations — 5.1%
Alen Mortgage Trust, Ser ACEN, Cl A
6.598%, TSFR1M + 1.264%, 04/15/2034(B)(D)	885	802
Alternative Loan Trust, Ser 2006-18CB, Cl A6
6.863%, 07/25/2036(B)	142	100

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
American Home Mortgage Investment Trust, Ser 2005-1, Cl 6A
7.886%, TSFR6M + 2.428%, 06/25/2045(B)	$331	$327
American Home Mortgage Investment Trust, Ser 2005-4, Cl 5A
7.654%, TSFR6M + 2.178%, 11/25/2045(B)	667	283
American Home Mortgage Investment Trust, Ser 2006-1, Cl 12A1
5.834%, TSFR1M + 0.514%, 03/25/2046(B)	1,914	1,603
Angel Oak Mortgage Trust, Ser 2020-2, Cl A1A
2.531%, 01/26/2065(B)(D)	261	236
Angel Oak Mortgage Trust, Ser 2020-5, Cl A1
1.373%, 05/25/2065(B)(D)	76	69
Angel Oak Mortgage Trust, Ser 2021-6, Cl A1
1.458%, 09/25/2066(B)(D)	486	374
Angel Oak Mortgage Trust, Ser 2022-2, Cl A1
3.353%, 01/25/2067(B)(D)	4,624	4,038
Arbor Multifamily Mortgage Securities Trust, Ser MF2, Cl B
2.560%, 06/15/2054(B)(D)	615	446
AREIT, Ser 2022-CRE7, Cl A
7.573%, TSFR1M + 2.242%, 06/17/2039(B)(D)	2,050	2,047
BAMLL Commercial Mortgage Securities Trust, Ser 2018-PARK, Cl A
4.227%, 08/10/2038(B)(D)	1,790	1,567
BAMLL Re-REMIC Trust, Ser 2016-GG10, Cl AJA
5.818%, 08/10/2045(B)(D)	721	150
BANK, Ser BNK40, Cl A4
3.507%, 03/15/2064(B)	605	505
BANK, Ser BNK42, Cl A5
4.493%, 06/15/2055(B)	655	590
BANK, Ser BNK43, Cl A5
4.399%, 08/15/2055	1,715	1,530
BBCMS Mortgage Trust, Ser C2, Cl ASB
4.236%, 12/15/2051	211	201
BBCMS Mortgage Trust, Ser C6, Cl A2
2.690%, 02/15/2053	660	617
BBCMS Trust, Ser 2015-SRCH, Cl A1
3.312%, 08/10/2035(D)	416	378
Bear Stearns Adjustable Rate Mortgage Trust, Ser 2004-2, Cl 14A
3.859%, 05/25/2034(B)	4	4
Bear Stearns ARM Trust, Ser 2003-7, Cl 9A
4.511%, 10/25/2033(B)	209	188

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Asset Backed Securities I Trust, Ser 2005-AC8, Cl A3, IO
2.216%, 11/25/2035(B)	$2,326	$357
Bear Stearns Asset-Backed Securities I Trust, Ser 2005-AC6, Cl 1A3
5.500%, 09/25/2035(B)	478	441
Bear Stearns Mortgage Funding Trust, Ser 2007-AR3, Cl 1A1
5.574%, TSFR1M + 0.254%, 03/25/2037(B)	2,352	1,968
Benchmark Mortgage Trust, Ser B33, Cl A5
3.458%, 03/15/2055	935	788
Benchmark Mortgage Trust, Ser B35, Cl A5
4.593%, 05/15/2055(B)	485	425
Benchmark Mortgage Trust, Ser B35, Cl AS
4.593%, 05/15/2055(B)	775	645
BMO Mortgage Trust, Ser C1, Cl A1
2.198%, 02/15/2055	589	551
BPR Trust, Ser OANA, Cl A
7.230%, TSFR1M + 1.898%, 04/15/2037(B)(D)	430	422
BPR Trust, Ser STAR, Cl A
8.564%, TSFR1M + 3.232%, 08/15/2024(B)(D)	1,785	1,772
BPR Trust, Ser TY, Cl A
6.498%, TSFR1M + 1.164%, 09/15/2038(B)(D)	415	399
Bunker Hill Loan Depositary Trust, Ser 2019-2, Cl A1
2.879%, 07/25/2049(C)(D)	324	299
Bunker Hill Loan Depositary Trust, Ser 2019-3, Cl A1
2.724%, 11/25/2059(C)(D)	155	148
BWAY Mortgage Trust, Ser 1740, Cl A
2.917%, 01/10/2035(D)	1,540	955
BX Commercial Mortgage Trust, Ser 2019-XL, Cl F
7.447%, TSFR1M + 2.114%, 10/15/2036(B)(D)	2,303	2,279
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
6.367%, TSFR1M + 1.034%, 10/15/2036(B)(D)	3,825	3,814
BX Commercial Mortgage Trust, Ser 2023-VLT2, Cl E
11.203%, TSFR1M + 5.871%, 06/15/2040(B)(D)	1,740	1,733
BX Commercial Mortgage Trust, Ser VIV4, Cl A
2.843%, 03/09/2044(D)	2,000	1,626

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BX Commercial Mortgage Trust, Ser VOLT, Cl A
6.147%, TSFR1M + 0.814%, 09/15/2036(B)(D)	$2,867	$2,790
BX Commercial Mortgage Trust, Ser XL2, Cl A
6.135%, TSFR1M + 0.803%, 10/15/2038(B)(D)	703	687
BX Trust, Ser 2019-OC11, Cl A
3.202%, 12/09/2041(D)	1,200	1,011
BX Trust, Ser MMP, Cl A
6.376%, TSFR1M + 1.044%, 08/15/2036(B)(D)	388	380
CD Commercial Mortgage Trust, Ser 2006-CD2, Cl X, IO
0.023%, 01/15/2046(B)(D)	11	–
CD Commercial Mortgage Trust, Ser 2017-CD3, Cl A4
3.631%, 02/10/2050	310	279
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl A4
3.572%, 06/15/2050	371	339
CFCRE Commercial Mortgage Trust, Ser 2017-C8, Cl ASB
3.367%, 06/15/2050	216	206
CFCRE Commercial Mortgage Trust, Ser C4, Cl AM
3.691%, 05/10/2058	2,502	2,278
CFK Trust, Ser 2020-MF2, Cl E
3.573%, 03/15/2039(B)(D)	2,840	2,159
CFK Trust, Ser MF2, Cl F
3.573%, 03/15/2039(B)(D)	2,960	2,134
Chase Mortgage Finance, Ser 2007-A1, Cl 2A1
5.269%, 02/25/2037(B)	5	5
Chase Mortgage Finance, Ser 2007-A1, Cl 9A1
4.738%, 02/25/2037(B)	3	3
Chase Mortgage Finance, Ser 2007-A2, Cl 1A1
5.155%, 06/25/2035(B)	4	4
CIM Trust, Ser 2018-INV1, Cl A4
4.000%, 08/25/2048(B)(D)	48	43
CIM Trust, Ser 2021-R6, Cl A1
1.425%, 07/25/2061(B)(D)	1,058	893
CIM TRUST, Ser 2022-R2, Cl A1
3.750%, 12/25/2061(B)(D)	667	601
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035(D)	230	214
Citigroup Commercial Mortgage Trust, Ser 2019-GC41, Cl A5
2.869%, 08/10/2056	2,680	2,267

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Global Markets Mortgage Securities VII, Ser 2003-HYB1, Cl A
6.240%, 09/25/2033(B)	$3	$3
COLT Mortgage Loan Trust, Ser 2021-2, Cl A1
0.924%, 08/25/2066(B)(D)	641	485
COLT Mortgage Loan Trust, Ser 2021-4, Cl A1
1.397%, 10/25/2066(B)(D)	695	534
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	130	113
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.112%, 10/10/2046(B)	70	25
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046(B)	120	85
COMM Mortgage Trust, Ser 2013-CR6, Cl B
3.397%, 03/10/2046(D)	140	118
COMM Mortgage Trust, Ser 2014-UBS2, Cl XA, IO
1.188%, 03/10/2047(B)	1,148	–
COMM Mortgage Trust, Ser 2014-UBS2, Cl A5
3.961%, 03/10/2047	236	234
COMM Mortgage Trust, Ser 2014-UBS3, Cl AM
4.012%, 06/10/2047	285	278
COMM Mortgage Trust, Ser 2015-LC19, Cl XA, IO
1.222%, 02/10/2048(B)	5,188	46
COMM Mortgage Trust, Ser 2017-PANW, Cl A
3.244%, 10/10/2029(D)	410	370
COMM Mortgage Trust, Ser CBM, Cl A2
2.896%, 02/10/2037(D)	1,085	1,024
COMM Mortgage Trust, Ser CR13, Cl A4
4.194%, 11/10/2046(B)	188	187
COMM Mortgage Trust, Ser CR14, Cl B
4.672%, 02/10/2047(B)	850	750
COMM Mortgage Trust, Ser CR26, Cl C
4.614%, 10/10/2048(B)	870	767
COMM Mortgage Trust, Ser LC23, Cl A3
3.521%, 10/10/2048	353	340
COMM Mortgage Trust, Ser UBS4, Cl A4
3.420%, 08/10/2047	729	712
Commercial Mortgage Pass-Through Certificates, Ser 2012-CR4, Cl AM
3.251%, 10/15/2045	590	498
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
7.529%, SOFR30A + 2.214%, 10/25/2039(B)(D)	47	47

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2020-R01, Cl 1M2
7.479%, SOFR30A + 2.164%, 01/25/2040(B)(D)	$165	$166
Credit Suisse First Boston Mortgage Securities, Ser 2003-29, Cl 5A1
7.000%, 12/25/2033	11	11
Credit Suisse First Boston Mortgage Securities, Ser 2003-AR24, Cl 2A4
5.672%, 10/25/2033(B)	258	247
Credit Suisse Mortgage Trust, Ser 2022-7R, Cl 1A1
8.816%, SOFR30A + 3.500%, 10/25/2066(B)(D)	1,274	1,231
CSAIL Commercial Mortgage Trust, Ser 2015-C3, Cl A3
3.447%, 08/15/2048	459	440
CSAIL Commercial Mortgage Trust, Ser C20, Cl A3
2.805%, 03/15/2054	810	648
CSAIL Commercial Mortgage Trust, Ser C3, Cl ASB
3.448%, 08/15/2048	505	496
CSMC Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037(D)	290	155
CSMC Trust, Ser 2017-CHOP, Cl G
10.794%, PRIME + 5.350%, 07/15/2032(B)(D)	1,000	916
CSMC Trust, Ser 2017-PFHP, Cl A
6.330%, TSFR1M + 0.997%, 12/15/2030(B)(D)	1,190	1,133
CSMC Trust, Ser 2017-RPL1, Cl M2
2.962%, 07/25/2057(B)(D)	1,760	1,212
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048(B)(D)	1,724	1,477
CSMC Trust, Ser 2020-RPL4, Cl A1
2.000%, 01/25/2060(B)(D)	551	467
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060(B)(D)	1,515	1,258
CSMC Trust, Ser 2021-RPL4, Cl A1
1.796%, 12/27/2060(B)(D)	426	396
CSMC Trust, Ser 2021-RPL6, Cl A1
2.000%, 10/25/2060(B)(D)	1,373	1,189
CSMC, Ser 2014-11R, Cl 9A2
5.709%, TSFR1M + 0.254%, 10/27/2036(B)(D)	1,653	1,251
CSMC, Ser 2014-USA, Cl A2
3.953%, 09/15/2037(D)	1,310	1,118
CSMC, Ser 2022-ATH2, Cl A1
4.547%, 05/25/2067(B)(D)	2,858	2,699
CSMC, Ser MARK, Cl A
8.028%, TSFR1M + 2.695%, 06/15/2039(B)(D)	480	476

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
DBCCRE Mortgage Trust, Ser 2014-ARCP, Cl A
4.238%, 01/10/2034(D)	$1,175	$1,158
DBCCRE Mortgage Trust, Ser 2018-ARCP, Cl C
5.099%, 01/10/2034(B)(D)	550	538
DC Office Trust, Ser 2019-MTC, Cl A
2.965%, 09/15/2045(D)	1,240	979
DSLA Mortgage Loan Trust, Ser 2004-AR2, Cl A2B
6.242%, TSFR1M + 0.914%, 11/19/2044(B)	237	219
ELP Commercial Mortgage Trust, Ser ELP, Cl C
6.767%, TSFR1M + 1.434%, 11/15/2038(B)(D)	2,500	2,437
EQUS Mortgage Trust, Ser EQAZ, Cl B
6.548%, TSFR1M + 1.214%, 10/15/2038(B)(D)	790	768
EQUS Mortgage Trust, Ser EQAZ, Cl A
6.202%, TSFR1M + 0.869%, 10/15/2038(B)(D)	816	797
EverBank Mortgage Loan Trust, Ser 2018-1, Cl A22
3.500%, 02/25/2048(B)(D)	128	109
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl B1
8.715%, SOFR30A + 3.400%, 10/25/2041(B)(D)	920	930
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
6.815%, SOFR30A + 1.500%, 10/25/2041(B)(D)	5,746	5,663
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M2
9.065%, SOFR30A + 3.750%, 02/25/2042(B)(D)	440	451
FHLMC STACR REMIC Trust, Ser 2022-DNA2, Cl M1B
7.715%, SOFR30A + 2.400%, 02/25/2042(B)(D)	1,220	1,226
FHLMC STACR REMIC Trust, Ser 2022-DNA3, Cl B1
10.965%, SOFR30A + 5.650%, 04/25/2042(B)(D)	420	445
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2023-DNA2, Cl M1A
7.415%, SOFR30A + 2.100%, 04/25/2043(B)(D)	1,633	1,649
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048(B)(D)	30	29

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GPMT, Ser 2021-FL3, Cl A
6.695%, TSFR1M + 1.364%, 07/16/2035(B)(D)	$621	$613
GS Mortgage Securities II, Ser 2017-SLP, Cl C
3.924%, 10/10/2032(D)	1,310	1,277
GS Mortgage Securities II, Ser ARDN, Cl B
7.097%, TSFR1M + 1.764%, 11/15/2036(B)(D)	1,623	1,567
GS Mortgage Securities II, Ser GC30, Cl B
4.160%, 05/10/2050(B)	480	434
GS Mortgage Securities II, Ser SRP5, Cl A
7.248%, TSFR1M + 1.800%, 09/15/2031(B)(D)	2,581	2,145
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046(B)	192	190
GS Mortgage Securities Trust, Ser 2014-GC18, Cl A4
4.074%, 01/10/2047	977	971
GS Mortgage Securities Trust, Ser 2014-GC26, Cl B
4.215%, 11/10/2047(B)	680	597
GS Mortgage Securities Trust, Ser GSA2, Cl A4
1.721%, 12/12/2053	1,055	809
GS Mortgage Securities Trust, Ser ROSS, Cl A
6.598%, TSFR1M + 1.264%, 05/15/2026(B)(D)	2,170	1,913
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057(D)	1,739	1,639
GS Mortgage-Backed Securities Trust, Ser 2022-PJ2, Cl A24
3.000%, 06/25/2052(B)(D)	790	679
GSMPS Mortgage Loan Trust, Ser 1998-1, Cl A
8.000%, 09/19/2027(B)(D)	10	9
GSR Mortgage Loan Trust, Ser 2003-13, Cl 1A1
5.561%, 10/25/2033(B)	86	84
GSR Mortgage Loan Trust, Ser 2004-8F, Cl 2A3
6.000%, 09/25/2034	8	8
GSR Mortgage Loan Trust, Ser 2007-1F, Cl 2A4
5.500%, 01/25/2037	1	2
HarborView Mortgage Loan, Ser 2004-3, Cl 1A
4.278%, 05/19/2034(B)	352	335

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
HIT Trust, Ser HI32, Cl A
7.723%, TSFR1M + 2.391%, 07/15/2024(B)(D)	$1,512	$1,510
Hudson Yards Mortgage Trust, Ser 2019-30HY, Cl A
3.228%, 07/10/2039(D)	1,225	1,035
Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl A
3.041%, 12/10/2041(B)(D)	1,240	1,021
Impact Funding, Ser 2010-1, Cl A1
5.314%, 01/25/2051(D)	398	386
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.032%, 01/15/2047(B)	130	117
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.700%, 09/15/2047(B)	120	91
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C23, Cl A4
3.670%, 09/15/2047	275	269
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C28, Cl A3
2.912%, 10/15/2048	1,160	1,120
JPMBB Commercial Mortgage Securities Trust, Ser 2015-C30, Cl A5
3.822%, 07/15/2048	568	535
JPMBB Commercial Mortgage Securities Trust, Ser C15, Cl AS
4.420%, 11/15/2045	179	178
JPMBB Commercial Mortgage Securities Trust, Ser C17, Cl A4
4.199%, 01/15/2047	120	118
JPMBB Commercial Mortgage Securities Trust, Ser C21, Cl AS
3.997%, 08/15/2047	415	400
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2007-LD12, Cl AJ
6.561%, 02/15/2051(B)	1	1
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl C
4.673%, 07/15/2047(B)	380	283
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-OSB, Cl A
3.397%, 06/05/2039(D)	1,500	1,272
JPMorgan Chase Commercial Mortgage Securities Trust, Ser C16, Cl A4
4.166%, 12/15/2046	39	39
JPMorgan Chase Commercial Mortgage Securities Trust, Ser JP4, Cl A3
3.393%, 12/15/2049	206	191
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 4A1
5.594%, 08/25/2034(B)	23	23

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Mortgage Trust, Ser 2006-A2, Cl 5A3
5.103%, 11/25/2033(B)	$7	$7
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
6.652%, 05/25/2045(B)(D)	21	21
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048(B)(D)	93	80
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048(B)(D)	295	250
JPMorgan Mortgage Trust, Ser 2020-1, Cl A3A
3.000%, 06/25/2050(B)(D)	137	114
JPMorgan Mortgage Trust, Ser 2022-3, Cl A2
3.000%, 08/25/2052(B)(D)	494	389
Legacy Mortgage Asset Trust, Ser 2021-GS2, Cl A1
1.750%, 04/25/2061(C)(D)	463	427
Lehman XS Trust, Ser 2007-16N, Cl 2A2
7.134%, TSFR1M + 1.814%, 09/25/2047(B)	3,656	3,115
Master Resecuritization Trust, Ser 2005, Cl 3, PO
0.000%, 05/28/2035(A)(D)	2	1
MASTR Reperforming Loan Trust, Ser 2005-1, Cl 1A1
6.000%, 08/25/2034(D)	1,012	637
Med Trust, Ser MDLN, Cl A
6.397%, TSFR1M + 1.064%, 11/15/2038(B)(D)	1,308	1,275
Merrill Lynch Mortgage Investors Trust, Ser 2003-A4, Cl 2A
5.700%, 07/25/2033(B)	6	5
MFA Trust, Ser 2021-RPL1, Cl A1
1.131%, 07/25/2060(B)(D)	492	423
MHC Trust, Ser MHC2, Cl A
6.297%, TSFR1M + 0.964%, 05/15/2038(B)(D)	763	750
Mill City Mortgage Loan Trust, Ser 2021-NMR1, Cl A1
1.125%, 11/25/2060(B)(D)	551	504
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJ
5.450%, 08/12/2048(B)	82	20
ML-CFC Commercial Mortgage Trust, Ser 2007-5, Cl AJFL
5.450%, 08/12/2048(B)(D)	11	3
ML-CFC Commercial Mortgage Trust, Ser 2007-9, Cl AJ
6.193%, 09/12/2049(B)	14	13

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley BAML Trust, Ser 2012-CKSV, Cl A2
3.277%, 10/15/2030(D)	$709	$585
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl AS
3.456%, 05/15/2046	15	14
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	250	236
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C34, Cl B
4.111%, 11/15/2052(B)	1,030	879
Morgan Stanley Capital I Trust, Ser 2007-IQ16, Cl AJ
6.282%, 12/12/2049(B)	53	26
Morgan Stanley Capital I Trust, Ser 2016-BNK2, Cl XA, IO
1.086%, 11/15/2049(B)	2,788	63
Morgan Stanley Capital I Trust, Ser 2017-ASHF, Cl A
6.355%, TSFR1M + 1.022%, 11/15/2034(B)(D)	35	34
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
7.322%, TSFR1M + 1.992%, 05/15/2036(B)(D)	1,352	1,301
Morgan Stanley Capital I Trust, Ser HR8, Cl A3
1.790%, 07/15/2053	576	446
Morgan Stanley Capital I Trust, Ser L8, Cl AS
3.921%, 04/15/2055(B)	580	471
Morgan Stanley Residential Mortgage Loan Trust, Ser 2021-2, Cl A3
2.500%, 05/25/2051(B)(D)	5,302	4,001
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035(B)(D)	620	570
New Residential Mortgage Loan Trust, Ser 2017-1A, Cl A1
4.000%, 02/25/2057(B)(D)	472	436
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059(B)(D)	122	112
New Residential Mortgage Loan Trust, Ser 2021-NQM3, Cl A3
1.516%, 11/27/2056(B)(D)	340	270
New Residential Mortgage Loan Trust, Ser 2022-NQM4, Cl A1
5.000%, 06/25/2062(C)(D)	1,715	1,657
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl A
6.184%, TSFR1M + 0.864%, 05/25/2055(B)(D)	1,696	1,689

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust, Ser 2019-EXP1, Cl 1A3
4.000%, 01/25/2059(B)(D)	$31	$29
OBX Trust, Ser 2020-EXP3, Cl 2A1A
6.334%, TSFR1M + 1.014%, 01/25/2060(B)(D)	14	14
OBX Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061(B)(D)	479	358
OBX Trust, Ser 2021-NQM3, Cl A3
1.362%, 07/25/2061(B)(D)	1,058	775
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/2054(D)	1,570	1,247
PHH Alternative Mortgage Trust, Ser 2007-3, Cl A3
6.034%, TSFR1M + 0.714%, 07/25/2037(B)	2,568	2,421
Prime Mortgage Trust, Ser 2004-CL1, Cl 1A1
6.000%, 02/25/2034	6	6
Prime Mortgage Trust, Ser 2004-CL1, Cl 1, PO
0.000%, 02/25/2034(A)	2	1
Prime Mortgage Trust, Ser 2006-DR1, Cl 2A1
5.500%, 05/25/2035(D)	539	453
PRKCM Trust, Ser 2022-AFC1, Cl A1A
4.100%, 04/25/2057(B)(D)	1,630	1,500
RATE Mortgage Trust, Ser 2021-HB1, Cl A1
2.500%, 12/25/2051(B)(D)	2,016	1,520
Rate Mortgage Trust, Ser 2021-J1, Cl A7
2.500%, 07/25/2051(B)(D)	279	234
Rate Mortgage Trust, Ser 2021-J1, Cl A1
2.500%, 07/25/2051(B)(D)	390	294
Rate Mortgage Trust, Ser 2022-J1, Cl A7
3.000%, 01/25/2052(B)(D)	878	691
RBSCF Trust, Ser 2013-GSP, Cl A
3.961%, 01/15/2032(B)(D)	445	438
RCKT Mortgage Trust, Ser 2021-3, Cl A1
2.500%, 07/25/2051(B)(D)	467	352
RCKT Mortgage Trust, Ser 2022-2, Cl A2
2.500%, 02/25/2052(B)(D)	584	440
Residential Asset Securitization Trust, Ser 2004-IP2, Cl 2A1
3.707%, 12/25/2034(B)	192	171
Residential Mortgage Loan Trust, Ser 2019-3, Cl A1
2.633%, 09/25/2059(B)(D)	145	140
Seasoned Credit Risk Transfer Trust, Ser 2016-1, Cl M2
3.750%, 09/25/2055(B)(D)	2,145	1,896
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl M
4.750%, 07/25/2058(B)(D)	2,840	2,577
Sequoia Mortgage Trust, Ser 2018-CH4, Cl B1B
4.991%, 10/25/2048(B)(D)	1,121	1,051

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A2B
4.144%, 01/05/2043(B)(D)	$75	$49
SFAVE Commercial Mortgage Securities Trust, Ser 2015-5AVE, Cl A1
3.872%, 01/05/2043(B)(D)	390	259
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/2044(D)	111	110
STAR Trust, Ser 2021-1, Cl A1
1.219%, 05/25/2065(B)(D)	221	191
Starwood Mortgage Residential Trust, Ser 2020-1, Cl A1
2.275%, 02/25/2050(B)(D)	43	40
Starwood Mortgage Residential Trust, Ser 2020-3, Cl A1
1.486%, 04/25/2065(B)(D)	156	144
Starwood Mortgage Residential Trust, Ser 2020-INV1, Cl A1
1.027%, 11/25/2055(B)(D)	176	154
Starwood Mortgage Residential Trust, Ser 2021-4, Cl A1
1.162%, 08/25/2056(B)(D)	616	505
Structured Asset Mortgage Investments II Trust, Ser 2007-AR3, Cl 2A1
5.624%, TSFR1M + 0.304%, 09/25/2047(B)	1,926	1,699
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-24A, Cl 3A2
7.075%, 07/25/2033(B)	24	23
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2003-37A, Cl 2A
5.324%, 12/25/2033(B)	9	9
Towd Point Mortgage Trust, Ser 2017-5, Cl A1
5.280%, TSFR1M + 0.714%, 02/25/2057(B)(D)	192	192
Towd Point Mortgage Trust, Ser 2017-6, Cl M1
3.250%, 10/25/2057(B)(D)	1,050	898
Towd Point Mortgage Trust, Ser 2019-4, Cl A1
2.900%, 10/25/2059(B)(D)	675	618
Towd Point Mortgage Trust, Ser 2019-MH1, Cl A1
3.000%, 11/25/2058(B)(D)	532	527
Towd Point Mortgage Trust, Ser 2020-3, Cl A1
3.088%, 02/25/2063(B)(D)	745	689

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust, Ser 2021-1, Cl A1
2.250%, 11/25/2061(B)(D)	$457	$406
Towd Point Mortgage Trust, Ser 2022-4, Cl A1
3.750%, 09/25/2062(D)	430	387
UBS Commercial Mortgage Trust, Ser C4, Cl A3
3.301%, 10/15/2050	401	364
Verus Securitization Trust, Ser 2019-4, Cl A1
3.642%, 11/25/2059(C)(D)	201	191
Verus Securitization Trust, Ser 2019-INV3, Cl A1
2.692%, 11/25/2059(B)(D)	155	148
Verus Securitization Trust, Ser 2020-2, Cl A1
2.226%, 05/25/2060(B)(D)	115	113
Verus Securitization Trust, Ser 2021-1, Cl A1
0.815%, 01/25/2066(B)(D)	292	243
Verus Securitization Trust, Ser 2021-2, Cl A1
1.031%, 02/25/2066(B)(D)	579	482
Verus Securitization Trust, Ser 2021-3, Cl A1
1.046%, 06/25/2066(B)(D)	440	364
Verus Securitization Trust, Ser 2021-4, Cl A1
0.938%, 07/25/2066(B)(D)	563	424
Verus Securitization Trust, Ser 2021-5, Cl A1
1.013%, 09/25/2066(B)(D)	1,393	1,093
Verus Securitization Trust, Ser 2021-7, Cl A1
1.829%, 10/25/2066(B)(D)	646	538
Verus Securitization Trust, Ser 2021-8, Cl A1
1.824%, 11/25/2066(B)(D)	619	510
Verus Securitization Trust, Ser 2021-R1, Cl A1
0.820%, 10/25/2063(B)(D)	235	209
Verus Securitization Trust, Ser 2021-R3, Cl A1
1.020%, 04/25/2064(B)(D)	264	231
Visio Trust, Ser 2020-1R, Cl A1
1.312%, 11/25/2055(D)	189	166
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR10, Cl A7
4.693%, 10/25/2033(B)	17	16
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR7, Cl A7
5.612%, 08/25/2033(B)	10	9
WaMu Mortgage Pass-Through Certificates, Ser 2003-AR9, Cl 1A6
5.684%, 09/25/2033(B)	18	16
WaMu Mortgage Pass-Through Certificates, Ser 2003-S4, Cl 2A10
2.519%, 06/25/2033(B)	3	2
WaMu Mortgage Pass-Through Certificates, Ser 2003-S9, Cl A8
5.250%, 10/25/2033	39	36

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WaMu Mortgage Pass-Through Certificates, Ser 2004-AR3, Cl A2
4.516%, 06/25/2034(B)	$10	$9
WaMu Mortgage Pass-Through Certificates, Ser 2004-RA4, Cl 3A
7.500%, 07/25/2034	60	60
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR13, Cl A1A3
6.994%, TSFR1M + 1.674%, 10/25/2045(B)	144	136
WaMu Mortgage Pass-Through Certificates, Ser 2005-AR15, Cl A1A1
5.954%, TSFR1M + 0.634%, 11/25/2045(B)	3,392	3,054
WaMu Mortgage Pass-Through Certificates, Ser 2007-OA1, Cl A1A
5.326%, 12MTA + 0.700%, 02/25/2047(B)	975	803
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser 2007-OA2, Cl 2A
5.326%, 12MTA + 0.700%, 01/25/2047(B)	625	493
Waterfall Commercial Mortgage Trust, Ser 2015-SBC5, Cl A
4.104%, 09/14/2022(B)(D)	51	49
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl A5
3.405%, 12/15/2047	570	547
Wells Fargo Commercial Mortgage Trust, Ser 2016-C36, Cl XA, IO
1.301%, 11/15/2059(B)	4,415	118
Wells Fargo Mortgage Backed Securities Trust, Ser 2005-AR7, Cl B1
4.702%, 05/25/2035(B)	1,287	948
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/2047(B)	110	103
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/2047(B)	300	270
WFRBS Commercial Mortgage Trust, Ser C22, Cl B
4.371%, 09/15/2057(B)	245	215

		170,123
Total Mortgage-Backed Securities
(Cost $1,566,997) ($ Thousands)		1,432,800

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 30.4%
Communication Services — 2.5%
Alphabet
2.050%, 08/15/2050	$150	$82
1.900%, 08/15/2040	250	156
1.100%, 08/15/2030	240	187
0.450%, 08/15/2025	110	101
AT&T
5.550%, 08/15/2041	130	116
5.400%, 02/15/2034	2,149	2,011
5.350%, 09/01/2040	130	116
5.250%, 03/01/2037	2,420	2,198
5.150%, 03/15/2042	25	21
4.850%, 03/01/2039	750	635
4.500%, 05/15/2035	370	315
4.350%, 06/15/2045	350	262
3.800%, 02/15/2027	318	299
3.800%, 12/01/2057	1,124	712
3.650%, 09/15/2059	422	257
3.550%, 09/15/2055	2,097	1,284
3.500%, 06/01/2041	288	200
3.500%, 09/15/2053	2,465	1,523
2.550%, 12/01/2033	290	213
2.300%, 06/01/2027	750	664
2.250%, 02/01/2032	60	45
1.700%, 03/25/2026	1,135	1,030
1.650%, 02/01/2028	20	17
CCO Holdings
4.750%, 02/01/2032 (D)	250	200
4.500%, 08/15/2030 (D)	50	41
4.500%, 05/01/2032	1,240	973
Charter Communications Operating
6.834%, 10/23/2055	70	62
6.484%, 10/23/2045	110	96
6.384%, 10/23/2035	10	9
5.750%, 04/01/2048	1,097	876
5.500%, 04/01/2063	320	237
5.375%, 04/01/2038	663	542
5.375%, 05/01/2047	191	146
5.250%, 04/01/2053	1,000	747
5.125%, 07/01/2049	160	117
4.908%, 07/23/2025	1,924	1,880
4.800%, 03/01/2050	3,110	2,175
4.400%, 04/01/2033 (E)	800	680
4.200%, 03/15/2028	1,263	1,159
3.750%, 02/15/2028	85	77
3.500%, 06/01/2041	155	98
3.500%, 03/01/2042	1,160	717
Comcast
7.050%, 03/15/2033	90	98
5.350%, 11/15/2027	594	594
4.950%, 10/15/2058	60	52
4.400%, 08/15/2035	1,770	1,563

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.250%, 10/15/2030	$730	$672
4.200%, 08/15/2034	220	192
4.150%, 10/15/2028	2,220	2,103
4.000%, 08/15/2047	90	67
4.000%, 03/01/2048	70	52
3.999%, 11/01/2049	259	192
3.969%, 11/01/2047	418	312
3.950%, 10/15/2025	90	87
3.750%, 04/01/2040	200	155
3.450%, 02/01/2050	140	95
3.400%, 04/01/2030	280	247
3.400%, 07/15/2046	60	41
3.300%, 04/01/2027	190	177
3.250%, 11/01/2039	60	44
3.150%, 03/01/2026	390	370
2.987%, 11/01/2063	337	186
2.937%, 11/01/2056	533	303
2.887%, 11/01/2051	410	242
2.800%, 01/15/2051	280	164
1.500%, 02/15/2031	1,420	1,073
Discovery Communications
4.000%, 09/15/2055	315	189
DISH DBS
7.750%, 07/01/2026	120	90
5.875%, 11/15/2024	410	382
5.750%, 12/01/2028 (D)	30	23
5.250%, 12/01/2026 (D)	170	144
5.125%, 06/01/2029	280	155
Fox
5.476%, 01/25/2039	520	449
Meta Platforms
5.750%, 05/15/2063	570	537
5.600%, 05/15/2053	2,515	2,381
4.450%, 08/15/2052	10	8
Paramount Global
6.875%, 04/30/2036	620	564
5.900%, 10/15/2040	455	354
4.950%, 05/19/2050	365	247
4.750%, 05/15/2025	457	445
SES GLOBAL Americas Holdings
5.300%, 03/25/2044 (D)	1,200	808
Sprint Spectrum
5.152%, 03/20/2028 (D)	3,197	3,141
4.738%, 03/20/2025 (D)	2,297	2,272
Take-Two Interactive Software
4.000%, 04/14/2032	1,265	1,103
Telefonica Emisiones
5.213%, 03/08/2047	150	120
T-Mobile USA
5.750%, 01/15/2034	586	572
5.050%, 07/15/2033	750	696
4.950%, 03/15/2028	600	582

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.800%, 07/15/2028	$599	$576
4.500%, 04/15/2050	600	460
3.875%, 04/15/2030	2,210	1,958
3.750%, 04/15/2027	3,157	2,950
3.500%, 04/15/2025	1,910	1,843
3.500%, 04/15/2031	710	600
3.400%, 10/15/2052	1,230	768
3.375%, 04/15/2029	270	237
2.875%, 02/15/2031	240	195
2.700%, 03/15/2032	70	55
2.625%, 02/15/2029	330	279
2.550%, 02/15/2031	1,142	909
2.250%, 02/15/2026	731	673
1.500%, 02/15/2026	202	183
Verizon Communications
5.500%, 03/16/2047	60	56
5.250%, 03/16/2037	805	751
5.050%, 05/09/2033	1,648	1,540
4.862%, 08/21/2046	50	41
4.500%, 08/10/2033	500	445
4.400%, 11/01/2034	2,062	1,788
4.329%, 09/21/2028	1,106	1,039
4.125%, 08/15/2046	320	239
4.016%, 12/03/2029	714	647
4.000%, 03/22/2050	140	100
3.875%, 02/08/2029	210	192
3.850%, 11/01/2042	610	451
3.700%, 03/22/2061	195	124
3.400%, 03/22/2041	130	92
3.150%, 03/22/2030	360	307
3.000%, 03/22/2027	140	129
2.875%, 11/20/2050	150	87
2.650%, 11/20/2040	809	512
2.625%, 08/15/2026	1,000	924
2.550%, 03/21/2031	779	620
2.355%, 03/15/2032	447	341
2.100%, 03/22/2028	400	344
1.750%, 01/20/2031	410	309
Vmed O2 UK Financing I
4.750%, 07/15/2031 (D)	630	509
Vodafone Group
4.875%, 06/19/2049	1,544	1,233
Walt Disney
6.650%, 11/15/2037	235	252
6.200%, 12/15/2034	65	68
4.625%, 03/23/2040	500	437
3.500%, 05/13/2040	790	592
Warnermedia Holdings
6.412%, 03/15/2026	390	390
5.391%, 03/15/2062	574	424
5.141%, 03/15/2052	6,472	4,809
5.050%, 03/15/2042	3,294	2,547

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.279%, 03/15/2032	$1,410	$1,197
4.054%, 03/15/2029	270	241
3.755%, 03/15/2027	200	185

		83,267

Consumer Discretionary — 1.4%
ADT Security
4.125%, 08/01/2029 (D)	20	17
Amazon.com
4.950%, 12/05/2044	500	466
4.250%, 08/22/2057	110	88
4.050%, 08/22/2047	380	305
3.875%, 08/22/2037	1,290	1,101
3.600%, 04/13/2032	1,240	1,100
3.450%, 04/13/2029	310	286
3.300%, 04/13/2027	150	141
3.150%, 08/22/2027	680	633
2.800%, 08/22/2024	245	239
2.500%, 06/03/2050	550	322
2.100%, 05/12/2031	300	241
1.500%, 06/03/2030	350	277
1.200%, 06/03/2027	672	584
Comcast
4.049%, 11/01/2052	292	217
Cox Communications
2.600%, 06/15/2031 (D)	915	713
CSC Holdings
4.500%, 11/15/2031 (D)	1,200	849
4.125%, 12/01/2030 (D)	590	418
3.375%, 02/15/2031 (D)	200	136
Ford Motor
6.100%, 08/19/2032	380	358
5.291%, 12/08/2046	99	75
3.250%, 02/12/2032	480	370
Ford Motor Credit
7.350%, 03/06/2030	890	901
7.200%, 06/10/2030	566	569
5.125%, 06/16/2025	400	387
5.113%, 05/03/2029	420	385
4.950%, 05/28/2027	850	798
4.125%, 08/17/2027	200	182
4.000%, 11/13/2030	470	393
3.815%, 11/02/2027	261	232
3.810%, 01/09/2024	300	297
3.625%, 06/17/2031	380	307
2.900%, 02/16/2028	200	170
2.900%, 02/10/2029	572	469
General Motors
6.600%, 04/01/2036	40	39
6.250%, 10/02/2043	260	233
6.125%, 10/01/2025	320	320
5.950%, 04/01/2049	80	68

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.600%, 10/15/2032	$150	$140
5.200%, 04/01/2045	240	186
5.150%, 04/01/2038	240	200
General Motors Financial
5.000%, 04/09/2027	180	173
4.350%, 01/17/2027	110	103
Hanesbrands
4.875%, 05/15/2026 (D)	210	192
Harley-Davidson Financial Services
6.500%, 03/10/2028 (D)	451	446
Hilton Domestic Operating
5.750%, 05/01/2028 (D)	150	145
5.375%, 05/01/2025 (D)	460	452
Home Depot
4.250%, 04/01/2046	48	38
3.900%, 12/06/2028	40	38
3.900%, 06/15/2047	60	46
3.750%, 02/15/2024	66	66
3.350%, 04/15/2050	710	484
3.300%, 04/15/2040	350	261
2.700%, 04/15/2030	320	273
2.500%, 04/15/2027	280	255
Hyundai Capital America
6.200%, 09/21/2030 (D)	733	722
5.950%, 09/21/2026 (D)	820	818
5.700%, 06/26/2030 (D)	596	573
5.600%, 03/30/2028 (D)	941	921
5.500%, 03/30/2026 (D)	302	298
Hyundai Capital America MTN
1.300%, 01/08/2026 (D)	570	513
0.800%, 01/08/2024 (D)	237	234
Las Vegas Sands
3.200%, 08/08/2024	1,980	1,915
2.900%, 06/25/2025	210	196
Lennar
4.750%, 11/29/2027	410	395
4.500%, 04/30/2024	140	139
Lowe's
5.850%, 04/01/2063	150	138
5.750%, 07/01/2053	302	282
5.625%, 04/15/2053	734	667
5.000%, 04/15/2040	725	636
4.500%, 04/15/2030	200	187
4.250%, 04/01/2052	567	418
Marriott International
5.550%, 10/15/2028	439	434
2.750%, 10/15/2033	469	354
McDonald's
5.450%, 08/14/2053	589	554
4.800%, 08/14/2028	586	573
McDonald's MTN
4.875%, 12/09/2045	260	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.450%, 03/01/2047	$240	$195
4.450%, 09/01/2048	72	59
4.200%, 04/01/2050	530	411
3.800%, 04/01/2028	170	160
3.700%, 01/30/2026	220	212
3.625%, 09/01/2049	180	127
3.600%, 07/01/2030	290	259
3.500%, 03/01/2027	510	480
3.500%, 07/01/2027	200	187
1.450%, 09/01/2025	80	74
MDC Holdings
6.000%, 01/15/2043	30	25
Mercedes-Benz Finance North America
2.700%, 06/14/2024 (D)	595	582
Newell Brands
5.200%, 04/01/2026	110	104
NIKE
3.375%, 03/27/2050 (E)	520	371
3.250%, 03/27/2040	210	159
2.850%, 03/27/2030	150	130
2.750%, 03/27/2027	410	379
2.400%, 03/27/2025	260	248
Nissan Motor
4.345%, 09/17/2027 (D)	1,100	1,004
3.522%, 09/17/2025 (D)	1,190	1,124
Sands China
5.650%, 08/08/2028	320	301
5.375%, 08/08/2025	1,580	1,531
4.300%, 01/08/2026	420	392
3.100%, 03/08/2029	690	571
2.550%, 03/08/2027 (E)	460	399
Starbucks
3.500%, 11/15/2050	435	294
3.350%, 03/12/2050	120	79
Time Warner Cable
7.300%, 07/01/2038	530	511
6.750%, 06/15/2039	10	9
6.550%, 05/01/2037	268	243
5.875%, 11/15/2040	1,405	1,164
5.500%, 09/01/2041	1,599	1,251
Time Warner Entertainment
8.375%, 07/15/2033	270	290
Toyota Motor Credit MTN
5.250%, 09/11/2028	586	583
Tractor Supply
5.250%, 05/15/2033	360	340
Virgin Media Secured Finance
5.500%, 05/15/2029 (D)	250	223
VOC Escrow
5.000%, 02/15/2028 (D)	380	346
Volkswagen Group of America Finance
0.875%, 11/22/2023 (D)	1,055	1,048

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wynn Macau
5.625%, 08/26/2028 (D)	$500	$433
Wynn Resorts Finance
7.125%, 02/15/2031 (D)	310	294

		45,968

Consumer Staples — 1.7%
Altria Group
6.200%, 02/14/2059	76	71
5.950%, 02/14/2049	960	862
5.800%, 02/14/2039	630	584
4.800%, 02/14/2029	28	27
4.400%, 02/14/2026	514	499
3.875%, 09/16/2046	240	157
3.400%, 02/04/2041	600	390
2.450%, 02/04/2032	770	581
2.350%, 05/06/2025	130	123
Anheuser-Busch
4.900%, 02/01/2046	2,140	1,865
4.700%, 02/01/2036	1,519	1,392
3.650%, 02/01/2026	1,135	1,090
Anheuser-Busch InBev Worldwide
5.550%, 01/23/2049	475	455
5.450%, 01/23/2039	645	623
4.750%, 01/23/2029	120	116
4.600%, 04/15/2048	59	50
4.375%, 04/15/2038	802	695
4.350%, 06/01/2040	560	476
4.000%, 04/13/2028	160	152
3.500%, 06/01/2030	200	178
Bacardi
5.400%, 06/15/2033 (D)	1,515	1,420
4.450%, 05/15/2025 (D)	1,545	1,499
BAT Capital
5.650%, 03/16/2052	590	472
5.282%, 04/02/2050	1,260	955
4.758%, 09/06/2049	81	57
4.540%, 08/15/2047	2,583	1,778
4.390%, 08/15/2037	61	47
3.734%, 09/25/2040	10	7
3.557%, 08/15/2027	791	724
3.222%, 08/15/2024	97	94
BAT International Finance
5.931%, 02/02/2029	1,128	1,107
Bunge Finance
2.750%, 05/14/2031	64	52
1.630%, 08/17/2025	309	285
Coca-Cola
3.375%, 03/25/2027	380	360
2.600%, 06/01/2050	190	116
2.500%, 06/01/2040	20	14

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Constellation Brands
5.250%, 11/15/2048	$619	$549
4.900%, 05/01/2033	147	137
4.750%, 05/09/2032	227	210
4.350%, 05/09/2027	320	306
3.600%, 05/09/2024	230	227
2.250%, 08/01/2031	80	62
Costco Wholesale
3.000%, 05/18/2027	284	265
2.750%, 05/18/2024	183	179
1.600%, 04/20/2030	450	361
1.375%, 06/20/2027	780	682
CVS Health
4.875%, 07/20/2035	88	79
Danone
2.589%, 11/02/2023 (D)	1,370	1,366
Haleon US Capital
3.625%, 03/24/2032	490	420
3.375%, 03/24/2027	410	381
3.375%, 03/24/2029	290	260
Hershey
0.900%, 06/01/2025	130	121
Imperial Brands Finance
3.500%, 07/26/2026 (D)	635	594
3.125%, 07/26/2024 (D)	2,250	2,193
JBS USA LUX
6.750%, 03/15/2034 (D)	1,995	1,941
6.500%, 12/01/2052	1,915	1,714
3.000%, 02/02/2029	1,205	1,011
3.000%, 05/15/2032	1,520	1,147
Kenvue
5.200%, 03/22/2063 (D)	150	136
5.050%, 03/22/2028 (D)	601	593
5.050%, 03/22/2053 (D)	674	612
4.900%, 03/22/2033 (D)	1,147	1,096
Keurig Dr Pepper
4.500%, 04/15/2052	565	446
Kraft Heinz Foods
7.125%, 08/01/2039 (D)	10	11
6.875%, 01/26/2039	40	42
6.750%, 03/15/2032	10	11
5.500%, 06/01/2050	220	201
5.200%, 07/15/2045	360	314
5.000%, 06/04/2042	120	104
4.875%, 10/01/2049	270	225
4.625%, 10/01/2039	10	8
4.375%, 06/01/2046	160	125
4.250%, 03/01/2031	110	100
3.000%, 06/01/2026	380	356
Mars
3.200%, 04/01/2030 (D)	210	184
2.700%, 04/01/2025 (D)	370	354

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.375%, 07/16/2040 (D)	$300	$190
Mondelez International
1.500%, 05/04/2025	660	617
PepsiCo
2.875%, 10/15/2049	60	39
2.625%, 03/19/2027	50	46
2.250%, 03/19/2025	50	48
1.625%, 05/01/2030	440	354
Philip Morris International
5.750%, 11/17/2032	152	148
5.625%, 09/07/2033	1,582	1,521
5.500%, 09/07/2030	414	403
5.375%, 02/15/2033	1,567	1,485
5.250%, 09/07/2028	636	623
5.125%, 11/17/2027	795	779
5.125%, 02/15/2030	2,400	2,302
5.000%, 11/17/2025	638	630
4.875%, 02/15/2028	1,304	1,263
4.500%, 03/20/2042	130	104
2.100%, 05/01/2030	290	231
Pilgrim's Pride
6.250%, 07/01/2033	780	733
3.500%, 03/01/2032	350	271
Procter & Gamble
3.000%, 03/25/2030	240	213
Reckitt Benckiser Treasury Services
2.750%, 06/26/2024 (D)	830	811
Reynolds American
8.125%, 05/01/2040	570	595
7.250%, 06/15/2037	390	394
5.850%, 08/15/2045	3,140	2,601
Walmart
4.500%, 04/15/2053	453	390
4.100%, 04/15/2033	754	690
3.300%, 04/22/2024	60	59
1.800%, 09/22/2031	110	86
1.500%, 09/22/2028	230	195

		56,317

Energy — 2.7%
Aker BP
6.000%, 06/13/2033 (D)	950	918
5.600%, 06/13/2028 (D)	886	866
Apache
7.750%, 12/15/2029	140	143
5.350%, 07/01/2049	230	176
5.250%, 02/01/2042	90	71
5.100%, 09/01/2040	205	163
4.750%, 04/15/2043	390	284
4.250%, 01/15/2044	890	581
BP Capital Markets America
4.893%, 09/11/2033	715	671

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.812%, 02/13/2033	$2,785	$2,607
3.633%, 04/06/2030	320	288
3.410%, 02/11/2026	1,110	1,061
3.119%, 05/04/2026	230	217
3.001%, 03/17/2052	351	215
3.000%, 02/24/2050	940	586
Cameron LNG
3.302%, 01/15/2035 (D)	660	525
2.902%, 07/15/2031 (D)	140	116
Canadian Natural Resources
6.450%, 06/30/2033	50	50
Cheniere Corpus Christi Holdings
3.700%, 11/15/2029	938	832
Cheniere Energy
4.625%, 10/15/2028	260	239
Cheniere Energy Partners
4.000%, 03/01/2031	100	86
3.250%, 01/31/2032	530	421
Chevron
2.895%, 03/03/2024	560	554
1.995%, 05/11/2027	180	161
Chevron USA
3.850%, 01/15/2028	200	190
3.250%, 10/15/2029	50	45
Columbia Pipelines Operating
6.544%, 11/15/2053 (D)	330	323
6.036%, 11/15/2033 (D)	940	917
Conoco Funding
7.250%, 10/15/2031	180	199
ConocoPhillips
5.900%, 10/15/2032	10	10
5.900%, 05/15/2038	420	417
4.150%, 11/15/2034	280	243
Continental Resources
5.750%, 01/15/2031 (D)	370	347
4.900%, 06/01/2044	80	59
4.375%, 01/15/2028	520	482
3.800%, 06/01/2024	200	197
2.268%, 11/15/2026 (D)	2,070	1,834
Coterra Energy
4.375%, 03/15/2029	780	721
3.900%, 05/15/2027	970	911
DCP Midstream Operating
6.450%, 11/03/2036 (D)	110	108
Devon Energy
7.875%, 09/30/2031	660	724
5.875%, 06/15/2028	40	40
5.850%, 12/15/2025	50	50
5.600%, 07/15/2041	920	814
5.250%, 10/15/2027	46	45
5.000%, 06/15/2045	1,232	992
4.750%, 05/15/2042	187	148

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 01/15/2030	$304	$276
Diamondback Energy
6.250%, 03/15/2033	1,870	1,871
6.250%, 03/15/2053	748	713
3.500%, 12/01/2029	500	444
3.250%, 12/01/2026	30	28
Ecopetrol
5.875%, 05/28/2045	1,276	841
5.375%, 06/26/2026	200	192
4.625%, 11/02/2031	160	122
Energy Transfer
9.654%, TSFR3M + 0.000%(B)(F)	90	84
7.125%, H15T5Y + 5.306%(B)(F)	580	500
6.750%, H15T5Y + 5.134%(B)(F)	500	462
6.500%, H15T5Y + 5.694%(B)(F)	200	184
6.250%, 04/15/2049	130	119
6.125%, 12/15/2045	240	213
5.750%, 02/15/2033	1,095	1,053
5.500%, 06/01/2027	118	116
5.400%, 10/01/2047	2,154	1,777
5.350%, 05/15/2045	465	381
5.300%, 04/01/2044	640	521
5.300%, 04/15/2047	779	633
5.250%, 04/15/2029	1,165	1,117
5.000%, 05/15/2050	1,405	1,102
4.950%, 05/15/2028	996	953
4.950%, 06/15/2028	180	172
4.500%, 11/01/2023	690	689
4.400%, 03/15/2027	133	126
4.000%, 10/01/2027	600	557
3.750%, 05/15/2030	1,250	1,089
Enterprise Products Operating
7.550%, 04/15/2038	40	44
6.650%, 10/15/2034	220	232
5.700%, 02/15/2042	40	38
5.375%, TSFR3M + 2.832%, 02/15/2078 (B)	150	125
5.350%, 01/31/2033	900	880
4.850%, 03/15/2044	430	369
4.800%, 02/01/2049	60	51
4.200%, 01/31/2050	120	93
4.150%, 10/16/2028	1,605	1,505
3.950%, 01/31/2060	220	155
3.700%, 01/31/2051	270	191
3.125%, 07/31/2029	170	149
2.800%, 01/31/2030	540	458
EOG Resources
4.950%, 04/15/2050	450	398
4.375%, 04/15/2030	120	113
4.150%, 01/15/2026	340	330
3.900%, 04/01/2035	390	331

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
EQM Midstream Partners
5.500%, 07/15/2028	$30	$28
EQT
6.125%, 02/01/2025	17	17
5.000%, 01/15/2029	150	141
3.900%, 10/01/2027	1,020	943
3.625%, 05/15/2031 (D)	320	271
3.125%, 05/15/2026 (D)	10	9
Exxon Mobil
4.327%, 03/19/2050	60	49
4.114%, 03/01/2046	533	428
3.482%, 03/19/2030	460	415
3.452%, 04/15/2051	200	140
3.043%, 03/01/2026	660	626
2.992%, 03/19/2025	450	435
Galaxy Pipeline Assets Bidco
2.940%, 09/30/2040 (D)	244	187
2.625%, 03/31/2036 (D)	458	354
2.160%, 03/31/2034 (D)	612	510
1.750%, 09/30/2027 (D)	579	534
Halliburton
5.000%, 11/15/2045	80	68
4.850%, 11/15/2035	60	54
3.800%, 11/15/2025	17	16
Hess
6.000%, 01/15/2040	880	829
5.800%, 04/01/2047	770	702
5.600%, 02/15/2041	325	293
HF Sinclair
5.875%, 04/01/2026	620	618
KazMunayGas National JSC
5.750%, 04/19/2047 (D)	340	264
Kinder Morgan
5.550%, 06/01/2045	300	258
5.200%, 03/01/2048	455	372
5.050%, 02/15/2046	170	136
4.300%, 06/01/2025	510	497
4.300%, 03/01/2028	150	141
Kinder Morgan Energy Partners
5.500%, 03/01/2044	415	353
5.400%, 09/01/2044	20	17
MEG Energy
5.875%, 02/01/2029 (D)	80	75
MPLX
5.650%, 03/01/2053	158	136
5.500%, 02/15/2049	390	330
5.000%, 03/01/2033	905	825
4.950%, 03/14/2052	1,718	1,344
4.875%, 12/01/2024	320	316
4.800%, 02/15/2029	330	313
4.700%, 04/15/2048	430	326
4.500%, 04/15/2038	520	421

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Northwest Pipeline
4.000%, 04/01/2027	$219	$207
Occidental Petroleum
7.875%, 09/15/2031	610	660
7.500%, 05/01/2031	870	923
6.950%, 07/01/2024	136	137
6.600%, 03/15/2046	360	354
6.450%, 09/15/2036	280	275
5.550%, 03/15/2026	110	109
4.625%, 06/15/2045	280	201
4.400%, 04/15/2046	120	88
4.200%, 03/15/2048	170	118
4.100%, 02/15/2047	600	395
3.400%, 04/15/2026	270	252
3.000%, 02/15/2027	300	269
ONEOK
6.625%, 09/01/2053	1,560	1,527
6.050%, 09/01/2033	620	609
5.800%, 11/01/2030	290	284
5.550%, 11/01/2026	180	179
Parsley Energy
4.125%, 02/15/2028 (D)	60	55
Pertamina Persero
6.000%, 05/03/2042 (D)	300	272
Petrobras Global Finance BV
6.850%, 06/05/2115	790	678
6.250%, 03/17/2024	1,394	1,389
5.299%, 01/27/2025	1,278	1,254
Petroleos Mexicanos
6.950%, 01/28/2060	345	204
6.625%, 06/15/2035	475	318
6.375%, 01/23/2045	1,555	908
4.875%, 01/18/2024	32	32
2.460%, 12/15/2025	461	443
2.378%, 04/15/2025	203	197
Petroleos Mexicanos MTN
6.875%, 08/04/2026	120	111
6.750%, 09/21/2047	2,132	1,263
Phillips 66
1.300%, 02/15/2026	405	366
Pioneer Natural Resources
2.150%, 01/15/2031	660	521
1.900%, 08/15/2030	240	188
1.125%, 01/15/2026	110	100
Plains All American Pipeline
3.550%, 12/15/2029	495	426
Range Resources
4.875%, 05/15/2025	120	116
Reliance Industries
3.625%, 01/12/2052 (D)	870	555
2.875%, 01/12/2032 (D)	320	255

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Rockies Express Pipeline
6.875%, 04/15/2040 (D)	$830	$728
4.950%, 07/15/2029 (D)	1,600	1,425
Sabine Pass Liquefaction
5.750%, 05/15/2024	300	300
5.000%, 03/15/2027	1,265	1,227
Saudi Arabian Oil
1.250%, 11/24/2023 (D)	450	447
Schlumberger Holdings
3.900%, 05/17/2028 (D)	475	441
Schlumberger Investment
3.650%, 12/01/2023	61	61
Shell International Finance BV
4.550%, 08/12/2043	280	238
4.375%, 05/11/2045	470	386
4.125%, 05/11/2035	1,356	1,194
3.250%, 04/06/2050	840	558
2.875%, 05/10/2026	900	849
2.750%, 04/06/2030	440	378
Southern Natural Gas
8.000%, 03/01/2032	170	187
Southwestern Energy
5.375%, 02/01/2029	20	18
5.375%, 03/15/2030	80	73
4.750%, 02/01/2032	190	163
Tallgrass Energy Partners
6.000%, 12/31/2030 (D)	20	18
Targa Resources
5.200%, 07/01/2027	540	529
4.200%, 02/01/2033	250	213
Targa Resources Partners
5.500%, 03/01/2030	130	122
5.000%, 01/15/2028	100	95
4.875%, 02/01/2031	370	331
4.000%, 01/15/2032	40	34
Tennessee Gas Pipeline
8.375%, 06/15/2032	1,140	1,259
2.900%, 03/01/2030 (D)	1,560	1,303
TransCanada PipeLines
4.625%, 03/01/2034	965	841
Transcontinental Gas Pipe Line
7.850%, 02/01/2026	60	62
Venture Global Calcasieu Pass
3.875%, 11/01/2033 (D)	290	225
Western Midstream Operating
5.500%, 08/15/2048	244	194
5.300%, 03/01/2048	162	126
5.250%, 02/01/2050	210	164
4.650%, 07/01/2026	40	38
4.500%, 03/01/2028	60	56
4.050%, 02/01/2030	1,200	1,049
3.100%, 02/01/2025	390	373

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Williams
7.750%, 06/15/2031	$841	$902
7.500%, 01/15/2031	100	106
5.750%, 06/24/2044	51	46
5.400%, 03/04/2044	84	73
3.750%, 06/15/2027	1,044	971

		91,276

Financials — 11.4%
ABN AMRO Bank
4.750%, 07/28/2025 (D)	360	349
AerCap Ireland Capital DAC
3.400%, 10/29/2033	975	754
Agree
4.800%, 10/01/2032	283	251
Ally Financial
1.450%, 10/02/2023	670	670
American Express
5.389%, SOFRRATE + 0.970%, 07/28/2027 (B)	5,238	5,165
5.282%, SOFRRATE + 1.280%, 07/27/2029 (B)	1,487	1,450
5.043%, SOFRRATE + 1.835%, 05/01/2034 (B)	338	312
4.050%, 05/03/2029	530	493
3.375%, 05/03/2024	480	472
American International Group
3.900%, 04/01/2026	264	253
3.875%, 01/15/2035	210	174
2.500%, 06/30/2025	212	200
American Tower
3.125%, 01/15/2027	253	231
Aon
6.250%, 09/30/2040	19	19
2.600%, 12/02/2031	2,080	1,642
Apollo Management Holdings
4.400%, 05/27/2026 (D)	530	505
Arthur J Gallagher
5.750%, 03/02/2053	155	142
3.050%, 03/09/2052	1,370	793
Athene Global Funding
6.048%, SOFRINDX + 0.700%, 05/24/2024 (B)(D)	2,025	2,017
3.205%, 03/08/2027 (D)	635	569
2.950%, 11/12/2026 (D)	2,090	1,876
1.985%, 08/19/2028 (D)	30	24
1.608%, 06/29/2026 (D)	1,365	1,192
Athene Holding
4.125%, 01/12/2028	605	553
Avolon Holdings Funding
3.950%, 07/01/2024 (D)	715	700
2.875%, 02/15/2025 (D)	975	920

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.528%, 11/18/2027 (D)	$779	$658
Banco Santander
4.175%, H15T1Y + 2.000%, 03/24/2028 (B)	200	185
2.746%, 05/28/2025	1,200	1,130
1.722%, H15T1Y + 0.900%, 09/14/2027 (B)	390	341
Bank of America
5.933%, SOFRRATE + 1.340%, 09/15/2027 (B)	1,612	1,600
5.872%, SOFRRATE + 1.840%, 09/15/2034 (B)	1,128	1,098
5.819%, SOFRRATE + 1.570%, 09/15/2029 (B)	2,257	2,229
5.288%, SOFRRATE + 1.910%, 04/25/2034 (B)	2,302	2,142
4.571%, SOFRRATE + 1.830%, 04/27/2033 (B)	2,350	2,087
3.419%, TSFR3M + 1.302%, 12/20/2028 (B)	3,330	2,987
2.592%, SOFRRATE + 2.150%, 04/29/2031 (B)	530	426
2.572%, SOFRRATE + 1.210%, 10/20/2032 (B)	3,620	2,782
2.299%, SOFRRATE + 1.220%, 07/21/2032 (B)	1,505	1,140
1.734%, SOFRRATE + 0.960%, 07/22/2027 (B)	4,245	3,762
1.658%, SOFRRATE + 0.910%, 03/11/2027 (B)	5,025	4,508
Bank of America MTN
5.000%, 01/21/2044	830	730
4.450%, 03/03/2026	1,157	1,114
4.376%, SOFRRATE + 1.580%, 04/27/2028 (B)	1,140	1,076
4.330%, TSFR3M + 1.782%, 03/15/2050 (B)	260	202
4.250%, 10/22/2026	80	76
4.244%, TSFR3M + 2.076%, 04/24/2038 (B)	179	147
4.200%, 08/26/2024	1,530	1,503
4.125%, 01/22/2024	290	289
4.083%, TSFR3M + 3.412%, 03/20/2051 (B)	1,630	1,205
4.000%, 04/01/2024	1,309	1,297
4.000%, 01/22/2025	1,070	1,041
3.974%, TSFR3M + 1.472%, 02/07/2030 (B)	1,900	1,706
3.970%, TSFR3M + 1.332%, 03/05/2029 (B)	625	573
3.824%, TSFR3M + 1.837%, 01/20/2028 (B)	631	586

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.593%, TSFR3M + 1.632%, 07/21/2028 (B)	$1,364	$1,246
3.500%, 04/19/2026	780	736
3.093%, TSFR3M + 1.352%, 10/01/2025 (B)	1,925	1,862
2.972%, SOFRRATE + 1.330%, 02/04/2033 (B)	690	544
2.884%, TSFR3M + 1.452%, 10/22/2030 (B)	265	221
2.551%, SOFRRATE + 1.050%, 02/04/2028 (B)	524	467
2.496%, TSFR3M + 1.252%, 02/13/2031 (B)	755	605
2.087%, SOFRRATE + 1.060%, 06/14/2029 (B)	6,025	5,044
1.197%, SOFRRATE + 1.010%, 10/24/2026 (B)	720	651
Bank of Montreal
5.717%, 09/25/2028	1,465	1,449
Bank of Montreal MTN
1.850%, 05/01/2025	880	826
Bank of New York Mellon
4.947%, SOFRRATE + 1.026%, 04/26/2027 (B)	877	856
4.543%, SOFRRATE + 1.169%, 02/01/2029 (B)	1,085	1,034
3.400%, 05/15/2024	530	522
Bank of New York Mellon MTN
4.967%, SOFRRATE + 1.606%, 04/26/2034 (B)	147	136
3.250%, 09/11/2024	100	97
1.600%, 04/24/2025	260	244
Bank of Nova Scotia
4.900%, H15T5Y + 4.551%(B)(F)	510	467
4.588%, H15T5Y + 2.050%, 05/04/2037 (B)	390	325
1.300%, 06/11/2025	480	444
Barclays
7.437%, H15T1Y + 3.500%, 11/02/2033 (B)	207	213
6.692%, SOFRRATE + 2.620%, 09/13/2034 (B)	757	739
6.490%, SOFRRATE + 2.220%, 09/13/2029 (B)	879	872
6.224%, SOFRRATE + 2.980%, 05/09/2034 (B)	919	870
5.088%, US0003M + 3.054%, 06/20/2030 (B)	1,630	1,457
4.375%, 01/12/2026	2,270	2,175
Barclays MTN
4.972%, US0003M + 1.902%, 05/16/2029 (B)	310	290

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Berkshire Hathaway Finance
4.250%, 01/15/2049	$870	$713
BNP Paribas
5.335%, H15T1Y + 1.500%, 06/12/2029 (B)(D)	1,183	1,149
5.125%, H15T1Y + 1.450%, 01/13/2029 (B)(D)	1,670	1,612
4.705%, TSFR3M + 2.497%, 01/10/2025 (B)(D)	690	687
4.625%, 03/13/2027 (D)	200	190
4.400%, 08/14/2028 (D)	1,087	1,010
3.375%, 01/09/2025 (D)	290	280
2.219%, SOFRRATE + 2.074%, 06/09/2026 (B)(D)	600	560
BNP Paribas MTN
4.375%, USSW5 + 1.483%, 03/01/2033 (B)(D)	400	355
3.052%, SOFRRATE + 1.507%, 01/13/2031 (B)(D)	200	165
BPCE
5.150%, 07/21/2024 (D)	410	403
BPCE MTN
5.975%, SOFRRATE + 2.100%, 01/18/2027 (B)(D)	1,560	1,543
Brighthouse Financial
3.850%, 12/22/2051	266	156
Brighthouse Financial Global Funding MTN
1.000%, 04/12/2024 (D)	1,505	1,465
Canadian Imperial Bank of Commerce
6.092%, 10/03/2033	2,935	2,915
5.986%, 10/03/2028	1,291	1,288
5.926%, 10/02/2026	1,115	1,115
Cantor Fitzgerald
4.500%, 04/14/2027 (D)	1,135	1,057
Capital One Financial
3.273%, SOFRRATE + 1.790%, 03/01/2030 (B)	1,850	1,547
Cboe Global Markets
3.000%, 03/16/2032	1,330	1,088
Charles Schwab
6.136%, SOFRRATE + 2.010%, 08/24/2034 (B)	788	766
5.875%, 08/24/2026	1,020	1,017
5.643%, SOFRRATE + 2.210%, 05/19/2029 (B)	1,330	1,303
Chubb INA Holdings
3.350%, 05/03/2026	200	190
3.150%, 03/15/2025	74	71
CI Financial
4.100%, 06/15/2051	1,020	590
3.200%, 12/17/2030	1,255	952
Citadel
4.875%, 01/15/2027 (D)	660	627

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Citibank
5.803%, 09/29/2028	$1,465	$1,465
Citigroup
9.699%, TSFR3M + 4.330%(B)(F)	360	359
8.125%, 07/15/2039	1,064	1,251
6.675%, 09/13/2043	70	70
6.625%, 06/15/2032	100	101
6.300%, TSFR3M + 3.685%(B)(F)	300	292
6.174%, SOFRRATE + 2.661%, 05/25/2034 (B)	2,201	2,103
5.950%, TSFR3M + 4.167%(B)(F)	590	563
5.610%, SOFRRATE + 1.546%, 09/29/2026 (B)	2,720	2,692
5.500%, 09/13/2025	690	682
5.300%, 05/06/2044	225	192
4.910%, SOFRRATE + 2.086%, 05/24/2033 (B)	370	337
4.750%, 05/18/2046	100	78
4.658%, SOFRRATE + 1.887%, 05/24/2028 (B)	340	325
4.650%, 07/30/2045	903	725
4.450%, 09/29/2027	1,005	943
4.412%, SOFRRATE + 3.914%, 03/31/2031 (B)	2,750	2,474
4.400%, 06/10/2025	1,080	1,048
4.300%, 11/20/2026	240	228
4.125%, 07/25/2028	210	191
4.075%, TSFR3M + 1.454%, 04/23/2029 (B)	81	75
3.980%, TSFR3M + 1.600%, 03/20/2030 (B)	1,860	1,670
3.878%, TSFR3M + 1.430%, 01/24/2039 (B)	59	46
3.785%, SOFRRATE + 1.939%, 03/17/2033 (B)	970	809
3.352%, TSFR3M + 1.158%, 04/24/2025 (B)	125	123
3.300%, 04/27/2025	120	115
3.200%, 10/21/2026	440	406
3.106%, SOFRRATE + 2.842%, 04/08/2026 (B)	350	334
3.070%, SOFRRATE + 1.280%, 02/24/2028 (B)	305	277
3.057%, SOFRRATE + 1.351%, 01/25/2033 (B)	3,160	2,498
2.976%, SOFRRATE + 1.422%, 11/05/2030 (B)	715	599
2.572%, SOFRRATE + 2.107%, 06/03/2031 (B)	2,085	1,663
2.561%, SOFRRATE + 1.167%, 05/01/2032 (B)	2,880	2,229
2.520%, SOFRRATE + 1.177%, 11/03/2032 (B)	360	274

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.462%, SOFRRATE + 0.770%, 06/09/2027 (B)	$375	$331
CME Group
3.000%, 03/15/2025	51	49
Constellation Insurance
6.800%, 01/24/2030 (D)	625	557
Cooperatieve Rabobank UA
5.564%, H15T1Y + 1.400%, 02/28/2029 (B)(D)	2,147	2,092
4.375%, 08/04/2025	1,780	1,718
3.758%, H15T1Y + 1.420%, 04/06/2033 (B)(D)	1,790	1,492
3.649%, H15T1Y + 1.220%, 04/06/2028 (B)(D)	420	386
Credit Agricole MTN
4.000%, USSW5 + 1.644%, 01/10/2033 (B)(D)	250	221
1.907%, SOFRRATE + 1.676%, 06/16/2026 (B)(D)	400	372
Credit Suisse NY
7.950%, 01/09/2025	1,220	1,242
7.500%, 02/15/2028	1,240	1,297
2.950%, 04/09/2025	520	494
Credit Suisse NY MTN
3.700%, 02/21/2025	1,320	1,272
CTR Partnership
3.875%, 06/30/2028 (D)	90	77
Danske Bank
6.466%, H15T1Y + 2.100%, 01/09/2026 (B)(D)	1,115	1,113
5.375%, 01/12/2024 (D)	650	647
3.244%, US0003M + 1.591%, 12/20/2025 (B)(D)	220	211
Danske Bank MTN
6.259%, H15T1Y + 1.180%, 09/22/2026 (B)(D)	250	250
4.375%, 06/12/2028 (D)	200	184
Deutsche Bank NY
3.742%, SOFRRATE + 2.257%, 01/07/2033 (B)	1,178	845
DNB Bank
1.605%, H15T1Y + 0.680%, 03/30/2028 (B)(D)	2,065	1,774
F&G Global Funding
1.750%, 06/30/2026 (D)	810	715
Farmers Exchange Capital
7.200%, 07/15/2048 (D)	1,021	953
7.050%, 07/15/2028 (D)	1,000	992
Farmers Exchange Capital II
6.151%, US0003M + 3.744%, 11/01/2053 (B)(D)	1,650	1,531
Federal Realty Investment Trust
3.950%, 01/15/2024	359	357

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Fiserv
5.625%, 08/21/2033	$1,157	$1,121
5.600%, 03/02/2033	1,463	1,418
5.375%, 08/21/2028	882	871
Goldman Sachs Capital II
6.439%, TSFR3M + 1.029%(B)(F)	10	8
Goldman Sachs Group
6.750%, 10/01/2037	30	30
6.250%, 02/01/2041	1,050	1,059
5.150%, 05/22/2045	820	703
4.750%, 10/21/2045	370	311
4.250%, 10/21/2025	850	819
4.223%, TSFR3M + 1.563%, 05/01/2029 (B)	1,300	1,202
3.814%, TSFR3M + 1.420%, 04/23/2029 (B)	350	318
3.750%, 02/25/2026	345	328
3.691%, TSFR3M + 1.772%, 06/05/2028 (B)	380	350
3.615%, SOFRRATE + 1.846%, 03/15/2028 (B)	170	157
3.500%, 04/01/2025	540	520
3.500%, 11/16/2026	900	837
3.272%, TSFR3M + 1.463%, 09/29/2025 (B)	1,130	1,095
3.210%, SOFRRATE + 1.513%, 04/22/2042 (B)	120	81
2.908%, SOFRRATE + 1.472%, 07/21/2042 (B)	260	168
2.650%, SOFRRATE + 1.264%, 10/21/2032 (B)	1,305	1,007
2.383%, SOFRRATE + 1.248%, 07/21/2032 (B)	4,535	3,454
1.948%, SOFRRATE + 0.913%, 10/21/2027 (B)	95	84
1.542%, SOFRRATE + 0.818%, 09/10/2027 (B)	5,645	4,943
1.431%, SOFRRATE + 0.798%, 03/09/2027 (B)	1,150	1,024
1.217%, 12/06/2023	2,710	2,688
0.925%, SOFRRATE + 0.486%, 10/21/2024 (B)	1,370	1,359
Goldman Sachs Group MTN
4.000%, 03/03/2024	690	684
3.850%, 07/08/2024	330	325
Guardian Life Global Funding
1.100%, 06/23/2025 (D)	190	174
Healthcare Realty Holdings
3.875%, 05/01/2025	15	14
2.400%, 03/15/2030	170	131
HSBC Bank USA
7.000%, 01/15/2039	275	283

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Holdings
6.332%, SOFRRATE + 2.650%, 03/09/2044 (B)	$902	$866
5.887%, SOFRRATE + 1.570%, 08/14/2027 (B)	1,535	1,516
4.762%, SOFRRATE + 2.530%, 03/29/2033 (B)	420	358
4.755%, SOFRRATE + 2.110%, 06/09/2028 (B)	220	208
4.583%, TSFR3M + 1.796%, 06/19/2029 (B)	260	240
4.375%, 11/23/2026	345	327
4.300%, 03/08/2026	1,710	1,642
4.250%, 03/14/2024	510	505
4.250%, 08/18/2025	560	539
3.973%, TSFR3M + 1.872%, 05/22/2030 (B)	860	756
2.804%, SOFRRATE + 1.187%, 05/24/2032 (B)	395	306
2.357%, SOFRRATE + 1.947%, 08/18/2031 (B)	370	284
2.206%, SOFRRATE + 1.285%, 08/17/2029 (B)	295	243
2.099%, SOFRRATE + 1.929%, 06/04/2026 (B)	2,640	2,461
2.013%, SOFRRATE + 1.732%, 09/22/2028 (B)	2,785	2,364
1.645%, SOFRRATE + 1.538%, 04/18/2026 (B)	330	307
1.589%, SOFRRATE + 1.290%, 05/24/2027 (B)	815	719
ILFC E-Capital Trust II
7.459%, 12/21/2065 (B)(D)	400	301
ING Groep
6.114%, SOFRRATE + 2.090%, 09/11/2034 (B)	605	588
6.083%, SOFRRATE + 1.560%, 09/11/2027 (B)	878	874
Intercontinental Exchange
4.950%, 06/15/2052	150	130
4.600%, 03/15/2033	710	651
1.850%, 09/15/2032	1,470	1,075
Intesa Sanpaolo MTN
5.017%, 06/26/2024 (D)	2,320	2,265
Invitation Homes Operating Partnership
2.000%, 08/15/2031	1,548	1,146
Jackson Financial
3.125%, 11/23/2031	1,405	1,077
JPMorgan Chase
8.750%, 09/01/2030	970	1,121
6.184%, TSFR3M + 0.812%, 02/01/2027 (B)	1,590	1,496

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.299%, SOFRRATE + 1.450%, 07/24/2029 (B)	$1,910	$1,858
4.950%, 06/01/2045	430	368
4.452%, TSFR3M + 1.592%, 12/05/2029 (B)	300	280
4.260%, TSFR3M + 1.842%, 02/22/2048 (B)	84	65
4.250%, 10/01/2027	720	683
4.203%, TSFR3M + 1.522%, 07/23/2029 (B)	800	741
4.023%, TSFR3M + 1.262%, 12/05/2024 (B)	1,480	1,473
3.882%, TSFR3M + 1.622%, 07/24/2038 (B)	325	260
3.875%, 09/10/2024	1,140	1,117
3.625%, 05/13/2024	230	227
3.625%, 12/01/2027	230	212
3.109%, SOFRRATE + 2.440%, 04/22/2051 (B)	130	81
2.956%, TSFR3M + 2.515%, 05/13/2031 (B)	300	247
2.950%, 10/01/2026	377	349
2.947%, SOFRRATE + 1.170%, 02/24/2028 (B)	650	590
2.739%, TSFR3M + 1.510%, 10/15/2030 (B)	855	715
2.580%, TSFR3M + 1.250%, 04/22/2032 (B)	165	130
2.545%, SOFRRATE + 1.180%, 11/08/2032 (B)	1,380	1,068
2.522%, SOFRRATE + 2.040%, 04/22/2031 (B)	450	365
2.301%, SOFRRATE + 1.160%, 10/15/2025 (B)	1,190	1,141
2.083%, SOFRRATE + 1.850%, 04/22/2026 (B)	830	779
2.069%, SOFRRATE + 1.015%, 06/01/2029 (B)	1,285	1,083
2.005%, TSFR3M + 1.585%, 03/13/2026 (B)	660	622
1.953%, SOFRRATE + 1.065%, 02/04/2032 (B)	3,020	2,290
1.578%, SOFRRATE + 0.885%, 04/22/2027 (B)	5,190	4,632
1.561%, SOFRRATE + 0.605%, 12/10/2025 (B)	2,070	1,956
1.045%, SOFRRATE + 0.800%, 11/19/2026 (B)	400	360
1.040%, TSFR3M + 0.695%, 02/04/2027 (B)	115	102
0.969%, TSFR3M + 0.580%, 06/23/2025 (B)	3,475	3,335

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
KeyBank MTN
5.000%, 01/26/2033	$696	$586
KKR Group Finance II
5.500%, 02/01/2043 (D)(E)	80	70
Lloyds Banking Group
4.976%, H15T1Y + 2.300%, 08/11/2033 (B)	1,790	1,588
4.375%, 03/22/2028	390	364
4.344%, 01/09/2048	200	137
3.870%, H15T1Y + 3.500%, 07/09/2025 (B)	1,190	1,167
1.627%, H15T1Y + 0.850%, 05/11/2027 (B)	2,000	1,774
Macquarie Group
4.442%, SOFRRATE + 2.405%, 06/21/2033 (B)(D)	330	281
1.340%, SOFRRATE + 1.069%, 01/12/2027 (B)(D)	1,590	1,423
Macquarie Group MTN
5.033%, US0003M + 1.750%, 01/15/2030 (B)(D)	635	606
2.871%, SOFRRATE + 1.532%, 01/14/2033 (B)(D)	545	412
Massachusetts Mutual Life Insurance
3.729%, 10/15/2070 (D)	88	54
Mercury General
4.400%, 03/15/2027	935	872
MetLife
6.400%, 12/15/2036	420	410
5.700%, 06/15/2035	15	15
5.375%, 07/15/2033	1,267	1,218
MetLife Capital Trust IV
7.875%, 12/15/2037 (D)	800	828
Metropolitan Life Global Funding I
3.450%, 12/18/2026 (D)	1,955	1,834
Metropolitan Life Global Funding I MTN
5.150%, 03/28/2033 (D)	700	663
5.000%, 01/06/2026 (D)	660	652
Mitsubishi UFJ Financial Group
5.719%, H15T1Y + 1.080%, 02/20/2026 (B)	1,760	1,749
5.063%, H15T1Y + 1.550%, 09/12/2025 (B)	1,620	1,602
4.080%, H15T1Y + 1.300%, 04/19/2028 (B)	400	376
3.837%, H15T1Y + 1.125%, 04/17/2026 (B)	380	367
Morgan Stanley
6.342%, SOFRRATE + 2.560%, 10/18/2033 (B)	1,028	1,034
5.948%, H15T5Y + 2.430%, 01/19/2038 (B)	585	547

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.449%, SOFRRATE + 1.630%, 07/20/2029 (B)	$1,264	$1,232
5.123%, SOFRRATE + 1.730%, 02/01/2029 (B)	298	287
2.484%, SOFRRATE + 1.360%, 09/16/2036 (B)	1,040	755
1.593%, SOFRRATE + 0.879%, 05/04/2027 (B)	770	685
Morgan Stanley MTN
5.250%, SOFRRATE + 1.870%, 04/21/2034 (B)	2,676	2,485
5.164%, SOFRRATE + 1.590%, 04/20/2029 (B)	298	287
4.431%, TSFR3M + 1.890%, 01/23/2030 (B)	10	9
3.971%, US0003M + 1.455%, 07/22/2038 (B)	119	94
3.772%, TSFR3M + 1.402%, 01/24/2029 (B)	1,985	1,810
3.622%, SOFRRATE + 3.120%, 04/01/2031 (B)	1,920	1,654
2.699%, SOFRRATE + 1.143%, 01/22/2031 (B)	520	425
2.511%, SOFRRATE + 1.200%, 10/20/2032 (B)	2,170	1,660
2.239%, SOFRRATE + 1.178%, 07/21/2032 (B)	150	113
2.188%, SOFRRATE + 1.990%, 04/28/2026 (B)	1,300	1,221
1.928%, SOFRRATE + 1.020%, 04/28/2032 (B)	850	631
1.794%, SOFRRATE + 1.034%, 02/13/2032 (B)	2,350	1,740
1.512%, SOFRRATE + 0.858%, 07/20/2027 (B)	555	491
1.164%, SOFRRATE + 0.560%, 10/21/2025 (B)	4,860	4,588
Nasdaq
5.550%, 02/15/2034	1,080	1,031
National Securities Clearing
1.500%, 04/23/2025 (D)	330	310
Nationwide Building Society MTN
2.972%, SOFRRATE + 1.290%, 02/16/2028 (B)(D)	1,375	1,230
Nationwide Mutual Insurance
7.961%, US0003M + 2.290%, 12/15/2024 (B)(D)	3,735	3,735
NatWest Group
7.472%, H15T1Y + 2.850%, 11/10/2026 (B)	1,085	1,107
4.892%, US0003M + 1.754%, 05/18/2029 (B)	200	187

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.269%, US0003M + 1.762%, 03/22/2025 (B)	$815	$806
1.642%, H15T1Y + 0.900%, 06/14/2027 (B)	920	813
New York Life Global Funding
0.950%, 06/24/2025 (D)	340	313
Northwestern Mutual Life Insurance
3.625%, 09/30/2059 (D)	1,112	709
Park Aerospace Holdings
5.500%, 02/15/2024 (D)	212	211
Physicians Realty
2.625%, 11/01/2031	700	527
PNC Bank
3.875%, 04/10/2025	430	415
PNC Financial Services Group
6.037%, SOFRINDX + 2.140%, 10/28/2033 (B)	1,045	1,014
5.812%, SOFRRATE + 1.322%, 06/12/2026 (B)	250	248
5.582%, SOFRRATE + 1.841%, 06/12/2029 (B)	2,315	2,246
5.068%, SOFRRATE + 1.933%, 01/24/2034 (B)	1,375	1,247
Principal Life Global Funding II
2.250%, 11/21/2024 (D)	1,465	1,403
1.250%, 06/23/2025 (D)	160	148
Prospect Capital
3.706%, 01/22/2026	395	357
Prudential Financial MTN
5.625%, 05/12/2041	10	9
Royal Bank of Canada MTN
1.150%, 06/10/2025	460	425
S&P Global
5.250%, 09/15/2033 (D)	439	428
Santander Holdings USA
6.565%, SOFRRATE + 2.700%, 06/12/2029 (B)	382	373
6.499%, SOFRRATE + 2.356%, 03/09/2029 (B)	697	680
4.500%, 07/17/2025	80	77
Santander UK Group Holdings
4.796%, US0003M + 1.570%, 11/15/2024 (B)	3,050	3,044
2.896%, SOFRRATE + 1.475%, 03/15/2032 (B)	610	471
2.469%, SOFRRATE + 1.220%, 01/11/2028 (B)	510	444
1.673%, SOFRRATE + 0.989%, 06/14/2027 (B)	445	389
1.532%, H15T1Y + 1.250%, 08/21/2026 (B)	235	213
1.089%, SOFRRATE + 0.787%, 03/15/2025 (B)	2,475	2,408

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Scentre Group Trust 1
3.625%, 01/28/2026 (D)	$635	$603
Societe Generale MTN
7.367%, 01/10/2053 (D)	520	472
2.625%, 01/22/2025 (D)	735	699
State Street
3.300%, 12/16/2024	70	68
Teachers Insurance & Annuity Association of America
6.850%, 12/16/2039 (D)	124	130
4.900%, 09/15/2044 (D)	240	202
3.300%, 05/15/2050 (D)	2,455	1,552
The Vanguard Group
3.050%, 08/22/2050	670	383
Toronto-Dominion Bank MTN
4.456%, 06/08/2032	1,420	1,273
2.800%, 03/10/2027	1,300	1,182
1.150%, 06/12/2025	460	426
Truist Financial MTN
6.047%, SOFRRATE + 2.050%, 06/08/2027 (B)	968	957
4.260%, SOFRRATE + 1.456%, 07/28/2026 (B)	1,590	1,531
Trust Fibra Uno
6.390%, 01/15/2050 (D)	344	263
UBS
5.650%, 09/11/2028	849	835
UBS MTN
4.500%, 06/26/2048 (D)	440	365
UBS Group
9.016%, SOFRRATE + 5.020%, 11/15/2033 (B)(D)	3,418	3,947
7.000%, USSW5 + 4.344%(B)(D)(F)	1,640	1,616
6.537%, SOFRRATE + 3.920%, 08/12/2033 (B)(D)	5,860	5,792
6.442%, SOFRRATE + 3.700%, 08/11/2028 (B)(D)	762	761
6.373%, SOFRRATE + 3.340%, 07/15/2026 (B)(D)	605	603
6.327%, H15T1Y + 1.600%, 12/22/2027 (B)(D)	406	405
6.301%, H15T1Y + 2.000%, 09/22/2034 (B)(D)	457	446
6.246%, H15T1Y + 1.800%, 09/22/2029 (B)(D)	605	599
4.751%, H15T1Y + 1.750%, 05/12/2028 (B)(D)	360	340
4.488%, H15T1Y + 1.550%, 05/12/2026 (B)(D)	320	310
4.282%, 01/09/2028 (D)	875	804
4.253%, 03/23/2028 (D)	350	322
4.194%, SOFRRATE + 3.730%, 04/01/2031 (B)(D)	1,200	1,048

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.125%, 09/24/2025 (D)	$200	$192
3.750%, 03/26/2025	1,085	1,044
3.091%, SOFRRATE + 1.730%, 05/14/2032 (B)(D)	1,875	1,481
2.746%, H15T1Y + 1.100%, 02/11/2033 (B)(D)	210	159
2.593%, SOFRRATE + 1.560%, 09/11/2025 (B)(D)	960	924
2.193%, SOFRRATE + 2.044%, 06/05/2026 (B)(D)	1,070	995
1.494%, H15T1Y + 0.850%, 08/10/2027 (B)(D)	610	532
1.305%, SOFRINDX + 0.980%, 02/02/2027 (B)(D)	2,825	2,505
US Bancorp
5.850%, SOFRRATE + 2.090%, 10/21/2033 (B)	1,065	1,008
5.836%, SOFRRATE + 2.260%, 06/12/2034 (B)	810	764
5.775%, SOFRRATE + 2.020%, 06/12/2029 (B)	490	477
5.727%, SOFRRATE + 1.430%, 10/21/2026 (B)	185	184
4.839%, SOFRRATE + 1.600%, 02/01/2034 (B)	1,905	1,677
4.653%, SOFRRATE + 1.230%, 02/01/2029 (B)	1,850	1,731
1.450%, 05/12/2025 (E)	780	728
US Bancorp MTN
2.215%, SOFRRATE + 0.730%, 01/27/2028 (B)	70	62
WEA Finance
4.750%, 09/17/2044 (D)	230	147
3.750%, 09/17/2024 (D)	990	952
Wells Fargo
7.950%, 11/15/2029	495	526
6.070%, TSFR3M + 0.762%, 01/15/2027 (B)	1,200	1,137
5.389%, SOFRRATE + 2.020%, 04/24/2034 (B)	450	421
5.375%, 11/02/2043	400	347
3.000%, 10/23/2026	1,030	946
2.188%, SOFRRATE + 2.000%, 04/30/2026 (B)	2,760	2,591
Wells Fargo MTN
5.574%, SOFRRATE + 1.740%, 07/25/2029 (B)	1,392	1,358
5.557%, SOFRRATE + 1.990%, 07/25/2034 (B)	1,066	1,009
5.013%, TSFR3M + 4.502%, 04/04/2051 (B)	4,075	3,424
4.900%, 11/17/2045	909	729

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.897%, SOFRRATE + 2.100%, 07/25/2033 (B)	$3,803	$3,442
4.750%, 12/07/2046	700	546
4.650%, 11/04/2044	261	203
4.611%, SOFRRATE + 2.130%, 04/25/2053 (B)	298	233
4.478%, TSFR3M + 4.032%, 04/04/2031 (B)	1,880	1,706
4.400%, 06/14/2046	1,370	1,014
4.150%, 01/24/2029	1,010	927
3.750%, 01/24/2024	250	248
3.584%, TSFR3M + 1.572%, 05/22/2028 (B)	515	472
3.526%, SOFRRATE + 1.510%, 03/24/2028 (B)	3,275	3,008
3.350%, SOFRRATE + 1.500%, 03/02/2033 (B)	4,775	3,860
3.196%, TSFR3M + 1.432%, 06/17/2027 (B)	1,550	1,439
2.879%, TSFR3M + 1.432%, 10/30/2030 (B)	20	17
2.406%, TSFR3M + 1.087%, 10/30/2025 (B)	1,005	963
2.393%, SOFRRATE + 2.100%, 06/02/2028 (B)	75	66
2.164%, TSFR3M + 1.012%, 02/11/2026 (B)	1,695	1,600
Westpac Banking
2.668%, H15T5Y + 1.750%, 11/15/2035 (B)	420	315
Willis North America
5.350%, 05/15/2033	1,600	1,493

		382,371

Health Care — 2.8%
Abbott Laboratories
4.900%, 11/30/2046	470	428
4.750%, 11/30/2036	861	818
1.400%, 06/30/2030	677	538
AbbVie
4.875%, 11/14/2048	70	61
4.625%, 10/01/2042	38	32
4.550%, 03/15/2035	748	680
4.500%, 05/14/2035	656	593
4.450%, 05/14/2046	198	162
4.300%, 05/14/2036	427	374
4.250%, 11/21/2049	3,229	2,556
4.050%, 11/21/2039	318	260
3.800%, 03/15/2025	460	447
3.750%, 11/14/2023	100	100
3.600%, 05/14/2025	210	203
3.200%, 11/21/2029	2,143	1,891
2.950%, 11/21/2026	380	353

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.600%, 11/21/2024	$1,820	$1,755
Aetna
3.875%, 08/15/2047	90	63
Alcon Finance
3.000%, 09/23/2029 (D)	1,975	1,700
Amgen
6.375%, 06/01/2037	910	929
5.750%, 03/02/2063	448	413
5.650%, 03/02/2053	3,064	2,868
5.250%, 03/02/2025	1,501	1,490
5.250%, 03/02/2033	1,075	1,028
5.150%, 11/15/2041	332	293
4.875%, 03/01/2053	970	807
4.663%, 06/15/2051	269	218
4.400%, 05/01/2045	375	297
3.625%, 05/22/2024	130	128
3.150%, 02/21/2040	190	134
2.770%, 09/01/2053	263	146
2.000%, 01/15/2032	1,515	1,150
Astrazeneca Finance
4.900%, 03/03/2030	901	878
4.875%, 03/03/2028	659	647
Bausch Health
7.250%, 05/30/2029 (D)(E)	170	68
6.250%, 02/15/2029 (D)	500	197
5.500%, 11/01/2025 (D)	20	18
Bayer US Finance
3.375%, 10/08/2024 (D)	800	779
Bayer US Finance II
4.875%, 06/25/2048 (D)	1,795	1,431
4.700%, 07/15/2064 (D)	210	151
4.625%, 06/25/2038 (D)	420	345
4.375%, 12/15/2028 (D)	4,578	4,255
4.250%, 12/15/2025 (D)	520	501
Becton Dickinson
4.685%, 12/15/2044	264	222
3.734%, 12/15/2024	287	280
3.700%, 06/06/2027	121	113
3.363%, 06/06/2024	758	745
Bristol-Myers Squibb
4.550%, 02/20/2048	129	108
4.350%, 11/15/2047	51	41
3.400%, 07/26/2029	124	112
3.200%, 06/15/2026	506	480
2.900%, 07/26/2024	785	767
Centene
4.625%, 12/15/2029	390	351
4.250%, 12/15/2027	260	240
3.375%, 02/15/2030	230	192
3.000%, 10/15/2030	3,073	2,479
2.625%, 08/01/2031	40	30

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cigna Group
4.900%, 12/15/2048	$830	$700
4.800%, 08/15/2038	500	440
4.375%, 10/15/2028	810	766
4.125%, 11/15/2025	290	281
3.400%, 03/01/2027	380	354
3.400%, 03/15/2050	120	79
3.400%, 03/15/2051	588	385
CommonSpirit Health
4.350%, 11/01/2042	110	89
2.782%, 10/01/2030	1,135	934
CVS Health
5.125%, 02/21/2030	1,375	1,322
5.125%, 07/20/2045	670	564
5.050%, 03/25/2048	2,370	1,969
5.000%, 02/20/2026	1,295	1,275
4.780%, 03/25/2038	565	487
4.300%, 03/25/2028	809	766
4.250%, 04/01/2050	30	22
4.125%, 04/01/2040	160	124
3.875%, 07/20/2025	515	498
3.750%, 04/01/2030	540	477
3.625%, 04/01/2027	360	336
2.700%, 08/21/2040	500	315
2.125%, 09/15/2031	370	283
1.875%, 02/28/2031	110	84
CVS Pass-Through Trust
5.926%, 01/10/2034 (D)	61	58
DH Europe Finance II Sarl
2.200%, 11/15/2024	740	711
Elevance Health
4.625%, 05/15/2042	41	34
4.550%, 05/15/2052	250	202
4.100%, 05/15/2032	270	241
3.650%, 12/01/2027	220	204
3.500%, 08/15/2024	90	88
3.350%, 12/01/2024	1,425	1,383
Eli Lilly
4.950%, 02/27/2063	209	189
4.700%, 02/27/2033	301	290
Fresenius Medical Care US Finance III
1.875%, 12/01/2026 (D)	1,345	1,173
Gilead Sciences
5.650%, 12/01/2041	35	34
4.750%, 03/01/2046	380	325
4.500%, 02/01/2045	10	8
3.700%, 04/01/2024	410	406
3.650%, 03/01/2026	460	440
2.600%, 10/01/2040	468	309
HCA
5.900%, 06/01/2053	1,052	947
5.875%, 02/01/2029	410	403

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.625%, 09/01/2028	$60	$59
5.500%, 06/15/2047	965	824
5.375%, 02/01/2025	160	158
5.375%, 09/01/2026	155	152
5.250%, 04/15/2025	820	810
5.250%, 06/15/2026	650	636
5.250%, 06/15/2049	2,150	1,766
5.200%, 06/01/2028	181	175
4.625%, 03/15/2052	288	216
4.500%, 02/15/2027	20	19
3.625%, 03/15/2032	693	575
3.500%, 09/01/2030	1,630	1,379
3.500%, 07/15/2051	672	420
2.375%, 07/15/2031	945	723
Humana
4.950%, 10/01/2044	60	50
4.800%, 03/15/2047	30	25
4.625%, 12/01/2042	170	139
4.500%, 04/01/2025	80	79
3.950%, 03/15/2027	70	66
3.700%, 03/23/2029	3,205	2,924
2.150%, 02/03/2032	130	98
Johnson & Johnson
3.700%, 03/01/2046	170	132
3.625%, 03/03/2037	260	219
3.500%, 01/15/2048	92	70
3.400%, 01/15/2038	173	140
2.625%, 01/15/2025	86	83
2.450%, 09/01/2060	655	363
Medtronic
4.625%, 03/15/2045	9	8
Merck
5.150%, 05/17/2063	228	208
5.000%, 05/17/2053	1,098	999
4.500%, 05/17/2033	152	142
1.450%, 06/24/2030	300	235
New York and Presbyterian Hospital
3.563%, 08/01/2036	730	576
Pfizer
4.000%, 12/15/2036	815	703
2.625%, 04/01/2030	440	376
1.700%, 05/28/2030	420	337
Pfizer Investment Enterprises Pte
5.340%, 05/19/2063	590	539
5.300%, 05/19/2053	2,101	1,952
4.750%, 05/19/2033	3,683	3,482
Royalty Pharma
1.200%, 09/02/2025	535	486
RWJ Barnabas Health
3.949%, 07/01/2046	1,030	774
Takeda Pharmaceutical
4.400%, 11/26/2023	933	931

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Tenet Healthcare
4.375%, 01/15/2030	$20	$17
Teva Pharmaceutical Finance Netherlands III BV
8.125%, 09/15/2031	200	207
7.125%, 01/31/2025	390	391
5.125%, 05/09/2029	1,780	1,609
4.750%, 05/09/2027	200	184
3.150%, 10/01/2026	1,580	1,408
UnitedHealth Group
5.875%, 02/15/2053	1,638	1,644
5.800%, 03/15/2036	280	284
5.200%, 04/15/2063	311	278
4.625%, 07/15/2035	523	483
4.450%, 12/15/2048	90	74
4.250%, 04/15/2047	450	358
4.250%, 06/15/2048	110	88
4.200%, 05/15/2032	290	265
4.000%, 05/15/2029	992	928
3.875%, 12/15/2028	170	160
3.875%, 08/15/2059	360	256
3.700%, 08/15/2049	150	108
3.125%, 05/15/2060	50	30
3.050%, 05/15/2041	141	99
2.300%, 05/15/2031	80	65
2.000%, 05/15/2030	140	113
1.250%, 01/15/2026	170	155
Universal Health Services
1.650%, 09/01/2026	685	604
Viatris
4.000%, 06/22/2050	505	305
Wyeth
5.950%, 04/01/2037	470	483

		92,984

Industrials — 2.4%
3M
3.700%, 04/15/2050 (E)	660	470
3.050%, 04/15/2030 (E)	90	78
2.375%, 08/26/2029 (E)	390	326
Adani International Container Terminal Pvt
3.000%, 02/16/2031 (D)	248	186
AerCap Ireland Capital DAC
3.500%, 01/15/2025	232	224
3.300%, 01/30/2032	4,118	3,273
3.150%, 02/15/2024	560	554
3.000%, 10/29/2028	3,515	3,014
2.450%, 10/29/2026	3,530	3,162
1.650%, 10/29/2024	1,395	1,327
1.150%, 10/29/2023	1,865	1,858
Air Lease
5.300%, 02/01/2028	450	435

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.625%, 04/01/2027	$221	$200
3.625%, 12/01/2027	216	195
3.375%, 07/01/2025	310	295
3.250%, 03/01/2025	1,645	1,574
Air Lease MTN
2.300%, 02/01/2025	355	336
Allied Universal Holdco
6.625%, 07/15/2026 (D)	20	19
Boeing
5.930%, 05/01/2060	160	144
5.805%, 05/01/2050	1,911	1,730
5.705%, 05/01/2040	690	637
5.150%, 05/01/2030	940	898
4.875%, 05/01/2025	2,075	2,039
3.750%, 02/01/2050	941	639
3.625%, 03/01/2048	23	15
3.550%, 03/01/2038	196	144
3.250%, 02/01/2035	1,541	1,185
3.200%, 03/01/2029	490	430
3.100%, 05/01/2026	160	149
2.800%, 03/01/2027	190	172
2.700%, 02/01/2027	140	127
2.196%, 02/04/2026	1,957	1,797
1.433%, 02/04/2024	2,065	2,032
Builders FirstSource
4.250%, 02/01/2032 (D)	80	66
Burlington Northern Santa Fe
7.290%, 06/01/2036	90	99
5.400%, 06/01/2041	50	47
4.450%, 01/15/2053	120	99
4.150%, 12/15/2048	150	118
4.050%, 06/15/2048	124	96
2.875%, 06/15/2052	120	74
Canadian Pacific Railway
6.125%, 09/15/2115	44	43
1.750%, 12/02/2026	129	115
1.350%, 12/02/2024	670	635
Carrier Global
3.577%, 04/05/2050	30	20
Cintas No. 2
4.000%, 05/01/2032	1,190	1,073
3.700%, 04/01/2027	400	379
Crowley Conro
4.181%, 08/15/2043	395	361
Deere
3.750%, 04/15/2050 (E)	530	419
3.100%, 04/15/2030	100	88
Delta Air Lines
7.375%, 01/15/2026	580	587
4.750%, 10/20/2028 (D)	1,432	1,361
4.500%, 10/20/2025 (D)	367	357
4.375%, 04/19/2028	153	140

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 10/28/2024	$60	$58
Delta Air Lines Pass-Through Trust, Ser 2020-1, Cl AA
2.000%, 06/10/2028	3,282	2,865
DP World MTN
5.625%, 09/25/2048 (D)	990	876
Eaton
7.625%, 04/01/2024	75	76
4.150%, 11/02/2042	140	114
Emerson Electric
2.800%, 12/21/2051	280	170
Equifax
2.600%, 12/15/2025	255	237
General Dynamics
4.250%, 04/01/2040	880	747
4.250%, 04/01/2050	200	164
3.500%, 05/15/2025	60	58
3.250%, 04/01/2025	160	155
General Electric MTN
6.106%, TSFR3M + 0.742%, 08/15/2036 (B)	2,400	2,142
GFL Environmental
4.250%, 06/01/2025 (D)	250	240
H&E Equipment Services
3.875%, 12/15/2028 (D)	80	68
Ingersoll Rand
5.700%, 08/14/2033	591	570
John Deere Capital MTN
5.150%, 09/08/2026	1,025	1,022
5.150%, 09/08/2033	1,025	1,002
4.950%, 07/14/2028	895	883
4.700%, 06/10/2030	938	902
4.150%, 09/15/2027	1,419	1,367
L3Harris Technologies
5.400%, 01/15/2027	1,046	1,037
5.400%, 07/31/2033	2,122	2,040
5.054%, 04/27/2045	180	156
4.854%, 04/27/2035	80	73
Lockheed Martin
4.750%, 02/15/2034	1,078	1,021
4.500%, 05/15/2036	90	82
4.150%, 06/15/2053	1,220	962
4.070%, 12/15/2042	91	75
3.900%, 06/15/2032	230	206
Mileage Plus Holdings
6.500%, 06/20/2027 (D)	382	379
Northrop Grumman
5.250%, 05/01/2050	350	323
4.400%, 05/01/2030	345	323
4.030%, 10/15/2047	192	147
3.250%, 01/15/2028	1,074	985
2.930%, 01/15/2025	810	781

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Otis Worldwide
3.112%, 02/15/2040	$335	$239
2.056%, 04/05/2025	220	208
Parker-Hannifin
4.250%, 09/15/2027	760	726
2.700%, 06/14/2024	400	391
Prime Security Services Borrower
5.750%, 04/15/2026 (D)	320	311
Protective Life Global Funding
1.618%, 04/15/2026 (D)	2,170	1,948
Quanta Services
0.950%, 10/01/2024	537	508
Republic Services
5.000%, 04/01/2034	452	428
4.875%, 04/01/2029	452	439
3.950%, 05/15/2028	335	315
1.450%, 02/15/2031	1,650	1,240
RTX Corp
5.375%, 02/27/2053	353	319
4.625%, 11/16/2048	51	41
4.500%, 06/01/2042	320	262
4.450%, 11/16/2038	63	53
4.150%, 05/15/2045	59	45
4.125%, 11/16/2028	280	261
3.950%, 08/16/2025	190	184
3.150%, 12/15/2024	200	194
3.030%, 03/15/2052	430	259
2.250%, 07/01/2030	420	338
Siemens Financieringsmaatschappij
1.200%, 03/11/2026 (D)	1,120	1,011
Spirit Loyalty Cayman
8.000%, 09/20/2025 (D)	375	375
Union Pacific
3.839%, 03/20/2060	1,030	722
3.750%, 07/15/2025	340	329
3.750%, 02/05/2070	230	154
3.375%, 02/14/2042	323	237
3.250%, 02/05/2050	480	323
2.891%, 04/06/2036	1,595	1,208
2.800%, 02/14/2032	389	321
2.375%, 05/20/2031	286	232
United Airlines
4.625%, 04/15/2029 (D)	510	438
4.375%, 04/15/2026 (D)	300	278
United Airlines Class A Pass Through Trust
5.800%, 01/15/2036	2,100	2,041
United Parcel Service
5.200%, 04/01/2040 (E)	240	228
United Rentals North America
4.875%, 01/15/2028	150	140
3.875%, 11/15/2027	100	91
3.875%, 02/15/2031	920	765

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.750%, 01/15/2032	$300	$242
US Airways Pass-Through Trust, Ser 2012-2, Cl A
4.625%, 06/03/2025	408	393
Veralto
5.500%, 09/18/2026 (D)	568	565
Vertiv Group
4.125%, 11/15/2028 (D)	140	123
Waste Management
4.875%, 02/15/2029	892	872
4.875%, 02/15/2034	892	844

		78,788

Information Technology — 1.7%
Apple
4.850%, 05/10/2053	151	138
4.375%, 05/13/2045	360	311
4.150%, 05/10/2030	449	428
3.950%, 08/08/2052	423	332
3.200%, 05/13/2025	64	62
3.200%, 05/11/2027	232	218
2.650%, 05/11/2050	236	144
2.650%, 02/08/2051	184	112
2.450%, 08/04/2026	1,410	1,310
2.375%, 02/08/2041	218	146
Broadcom
4.926%, 05/15/2037 (D)	929	801
4.150%, 11/15/2030	370	328
3.469%, 04/15/2034 (D)	301	236
3.419%, 04/15/2033 (D)	529	423
3.187%, 11/15/2036 (D)	10	7
3.150%, 11/15/2025	352	333
3.137%, 11/15/2035 (D)	1,960	1,429
2.600%, 02/15/2033 (D)	962	717
2.450%, 02/15/2031 (D)	471	368
CommScope
6.000%, 03/01/2026 (D)	200	187
4.750%, 09/01/2029 (D)	140	103
Corning
5.450%, 11/15/2079	570	479
Dell International
6.020%, 06/15/2026	39	39
Global Payments
4.450%, 06/01/2028	1,845	1,710
Intel
5.900%, 02/10/2063	420	398
5.700%, 02/10/2053	298	279
5.625%, 02/10/2043	172	164
5.125%, 02/10/2030	320	314
4.750%, 03/25/2050	170	140
3.700%, 07/29/2025	223	216
3.050%, 08/12/2051	270	164

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.800%, 08/12/2041	$259	$170
1.600%, 08/12/2028	540	457
International Business Machines
3.000%, 05/15/2024	1,510	1,484
Intuit
5.500%, 09/15/2053	586	562
5.250%, 09/15/2026	1,466	1,463
5.200%, 09/15/2033	1,320	1,285
5.125%, 09/15/2028	1,319	1,305
KLA
3.300%, 03/01/2050	246	163
Kyndryl Holdings
2.050%, 10/15/2026	1,350	1,178
Marvell Technology
5.950%, 09/15/2033	440	432
5.750%, 02/15/2029	440	436
1.650%, 04/15/2026	1,030	931
Mastercard
3.850%, 03/26/2050	80	62
3.375%, 04/01/2024	80	79
Micron Technology
5.875%, 02/09/2033	416	397
5.375%, 04/15/2028	1,509	1,457
3.477%, 11/01/2051	147	90
Microsoft
4.100%, 02/06/2037	251	227
3.625%, 12/15/2023	89	89
3.450%, 08/08/2036	710	599
3.300%, 02/06/2027	480	455
3.041%, 03/17/2062	199	126
2.921%, 03/17/2052	365	239
2.875%, 02/06/2024	1,010	1,001
2.700%, 02/12/2025	250	241
2.525%, 06/01/2050	546	333
NVIDIA
3.700%, 04/01/2060	310	227
3.500%, 04/01/2040	430	338
3.500%, 04/01/2050	1,150	838
2.850%, 04/01/2030	230	201
NXP BV
4.400%, 06/01/2027	325	308
3.250%, 05/11/2041	294	198
2.700%, 05/01/2025	280	266
2.500%, 05/11/2031	299	233
Open Text Holdings
4.125%, 02/15/2030 (D)	20	17
4.125%, 12/01/2031 (D)	30	24
Oracle
6.900%, 11/09/2052	1,105	1,138
5.550%, 02/06/2053	401	351
4.650%, 05/06/2030	330	309
4.375%, 05/15/2055	181	130

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.000%, 07/15/2046	$523	$369
3.950%, 03/25/2051	2,971	2,037
3.900%, 05/15/2035	1,720	1,406
3.800%, 11/15/2037	2,255	1,721
3.650%, 03/25/2041	800	571
3.600%, 04/01/2040	915	661
3.600%, 04/01/2050	410	265
2.950%, 11/15/2024	315	305
2.950%, 04/01/2030	860	724
2.875%, 03/25/2031	1,200	980
1.650%, 03/25/2026	890	806
PayPal Holdings
2.300%, 06/01/2030 (E)	1,770	1,447
1.650%, 06/01/2025	400	374
Prosus
3.832%, 02/08/2051 (D)	320	177
Prosus MTN
4.027%, 08/03/2050 (D)	730	418
3.061%, 07/13/2031 (D)	2,100	1,559
QUALCOMM
6.000%, 05/20/2053	679	689
Roper Technologies
1.000%, 09/15/2025	420	384
Salesforce
3.700%, 04/11/2028	670	632
Sprint
7.125%, 06/15/2024	1,015	1,021
Sprint Capital
8.750%, 03/15/2032	1,310	1,515
Tencent Holdings MTN
3.975%, 04/11/2029 (D)	600	545
3.840%, 04/22/2051 (D)	675	430
3.680%, 04/22/2041 (D)	680	470
Texas Instruments
5.050%, 05/18/2063	451	400
5.000%, 03/14/2053	752	681
4.900%, 03/14/2033	599	579
4.150%, 05/15/2048	300	242
1.750%, 05/04/2030	290	235
TSMC Global
1.375%, 09/28/2030 (D)	1,365	1,041
Visa
4.300%, 12/14/2045	690	584
3.650%, 09/15/2047	235	178
3.150%, 12/14/2025	670	640
VMware
4.700%, 05/15/2030	541	498
1.400%, 08/15/2026	876	773
1.000%, 08/15/2024	937	898

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Vontier
1.800%, 04/01/2026	$495	$443

		58,573

Materials — 0.8%
Amcor Finance USA
3.625%, 04/28/2026	2,425	2,290
Anglo American Capital
5.500%, 05/02/2033 (D)	409	383
4.750%, 04/10/2027 (D)	720	690
4.750%, 03/16/2052 (D)	850	645
4.000%, 09/11/2027 (D)	200	187
3.625%, 09/11/2024 (D)	710	693
ArcelorMittal
7.000%, 10/15/2039	120	120
Ball
3.125%, 09/15/2031	370	290
Barrick North America Finance
5.750%, 05/01/2043	290	279
5.700%, 05/30/2041	509	487
Berry Global
1.650%, 01/15/2027	2,985	2,566
BHP Billiton Finance USA
5.000%, 09/30/2043	410	370
4.875%, 02/27/2026	1,503	1,482
4.125%, 02/24/2042	40	32
Celanese US Holdings
6.550%, 11/15/2030	1,510	1,477
6.050%, 03/15/2025	345	344
Dow Chemical
5.250%, 11/15/2041	25	22
4.800%, 05/15/2049	360	289
DuPont de Nemours
4.493%, 11/15/2025	830	810
First Quantum Minerals
8.625%, 06/01/2031 (D)	200	199
6.875%, 10/15/2027 (D)	220	211
Freeport-McMoRan
5.450%, 03/15/2043	785	670
4.625%, 08/01/2030	180	162
4.550%, 11/14/2024	40	39
Glencore Finance Canada
6.900%, 11/15/2037 (D)	311	313
6.000%, 11/15/2041 (D)	109	100
5.550%, 10/25/2042 (D)	135	117
Glencore Funding
6.500%, 10/06/2033 (D)	880	878
4.125%, 03/12/2024 (D)	1,340	1,329
4.000%, 03/27/2027 (D)	1,200	1,126
3.875%, 10/27/2027 (D)	220	204
International Flavors & Fragrances
5.000%, 09/26/2048	1,535	1,144

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.375%, 06/01/2047	$230	$154
3.468%, 12/01/2050 (D)	55	32
3.268%, 11/15/2040 (D)	135	85
2.300%, 11/01/2030 (D)	1,570	1,181
MEGlobal BV MTN
4.250%, 11/03/2026 (D)	480	456
OCP
5.125%, 06/23/2051 (D)	360	238
4.500%, 10/22/2025 (D)	400	384
3.750%, 06/23/2031 (D)(E)	410	323
Orbia Advance
2.875%, 05/11/2031 (D)	780	607
1.875%, 05/11/2026 (D)	820	730
Southern Copper
5.250%, 11/08/2042 (E)	2,220	1,919
Suzano Austria GmbH
3.750%, 01/15/2031	1,400	1,151
3.125%, 01/15/2032	70	54
Teck Resources
6.250%, 07/15/2041	5	4
6.000%, 08/15/2040	30	27
Vale Overseas
6.875%, 11/21/2036	874	879
6.250%, 08/10/2026	32	33

		28,205

Real Estate — 1.0%
Agree
2.600%, 06/15/2033	128	93
2.000%, 06/15/2028	564	467
American Assets Trust
3.375%, 02/01/2031	1,370	1,025
American Homes 4 Rent
4.300%, 04/15/2052	756	547
3.625%, 04/15/2032	2,057	1,702
American Tower
5.900%, 11/15/2033	880	859
5.800%, 11/15/2028	733	727
5.650%, 03/15/2033	590	567
5.550%, 07/15/2033	1,280	1,220
5.500%, 03/15/2028	600	589
2.950%, 01/15/2051	150	85
2.700%, 04/15/2031	1,650	1,308
1.875%, 10/15/2030	1,430	1,082
AvalonBay Communities MTN
2.450%, 01/15/2031	1,155	932
Boston Properties
3.400%, 06/21/2029	720	603
Brandywine Operating Partnership
3.950%, 11/15/2027	17	14
Brixmor Operating Partnership
2.500%, 08/16/2031	496	375

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Camden Property Trust
2.800%, 05/15/2030	$265	$224
Crown Castle
5.000%, 01/11/2028	1,004	970
4.800%, 09/01/2028	296	281
3.800%, 02/15/2028	297	272
3.650%, 09/01/2027	410	376
2.900%, 04/01/2041	299	192
1.050%, 07/15/2026	809	710
Equinix
3.900%, 04/15/2032	1,715	1,465
Essential Properties
2.950%, 07/15/2031	805	587
Essex Portfolio
2.550%, 06/15/2031	268	208
Extra Space Storage
3.900%, 04/01/2029	226	203
3.875%, 12/15/2027	5	4
2.550%, 06/01/2031	735	572
2.400%, 10/15/2031	525	402
2.350%, 03/15/2032	340	257
2.200%, 10/15/2030	371	288
GLP Capital
5.375%, 04/15/2026	1,690	1,639
5.250%, 06/01/2025	80	78
4.000%, 01/15/2030	223	189
4.000%, 01/15/2031	50	42
3.250%, 01/15/2032	1,211	940
Healthcare Realty Holdings
3.625%, 01/15/2028	115	102
3.100%, 02/15/2030	1,645	1,370
2.050%, 03/15/2031	273	197
Hudson Pacific Properties
4.650%, 04/01/2029	580	437
3.950%, 11/01/2027	1,401	1,106
Invitation Homes Operating Partnership
4.150%, 04/15/2032	516	444
Mid-America Apartments
4.300%, 10/15/2023	265	265
NNN REIT
5.600%, 10/15/2033	441	416
Physicians Realty
3.950%, 01/15/2028	30	27
Realty Income
5.625%, 10/13/2032	525	507
4.900%, 07/15/2033	501	458
2.850%, 12/15/2032	376	294
2.200%, 06/15/2028	277	237
Regency Centers
2.950%, 09/15/2029	711	605
Rexford Industrial Realty
2.150%, 09/01/2031	512	382

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sabra Health Care
3.900%, 10/15/2029	$715	$594
Simon Property Group
2.450%, 09/13/2029	1,020	848
STORE Capital
4.625%, 03/15/2029	331	283
4.500%, 03/15/2028	298	262
2.750%, 11/18/2030	459	329
2.700%, 12/01/2031	180	123
Sun Communities Operating
4.200%, 04/15/2032	519	443
VICI Properties
5.750%, 02/01/2027 (D)	185	179
5.625%, 05/15/2052	552	457
5.125%, 05/15/2032	1,300	1,164
4.950%, 02/15/2030	25	23
4.625%, 06/15/2025 (D)	100	97
4.500%, 09/01/2026 (D)	375	352
4.500%, 01/15/2028 (D)	238	217
4.125%, 08/15/2030 (D)	184	157
3.875%, 02/15/2029 (D)	630	544
3.750%, 02/15/2027 (D)	30	27
Welltower
4.500%, 01/15/2024	102	101

		35,141

Utilities — 2.0%
AEP Texas
6.650%, 02/15/2033	500	512
Alabama Power
3.700%, 12/01/2047	965	677
American Electric Power
5.699%, 08/15/2025	875	870
American Transmission Systems
2.650%, 01/15/2032 (D)	1,406	1,111
Arizona Public Service
5.550%, 08/01/2033	1,120	1,086
Baltimore Gas and Electric
5.400%, 06/01/2053	449	412
2.250%, 06/15/2031	402	320
Berkshire Hathaway Energy
2.850%, 05/15/2051	1,060	611
Boston Gas
4.487%, 02/15/2042 (D)	35	27
CenterPoint Energy Houston Electric
5.200%, 10/01/2028	440	437
3.600%, 03/01/2052	296	207
Chile Electricity Lux MPC Sarl
6.010%, 01/20/2033 (D)	885	881
Cleco Power
6.000%, 12/01/2040	700	630

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Comision Federal de Electricidad
3.875%, 07/26/2033 (D)	$270	$204
Commonwealth Edison
5.300%, 02/01/2053	120	110
Consolidated Edison of New York
5.200%, 03/01/2033	841	812
4.450%, 03/15/2044	1,120	896
3.950%, 04/01/2050	130	96
3.350%, 04/01/2030	180	158
Constellation Energy Generation
5.600%, 03/01/2028	935	929
Consumers Energy
2.500%, 05/01/2060	250	131
Dominion Energy
3.071%, 08/15/2024 (C)	980	954
DTE Electric
3.650%, 03/01/2052	214	150
2.950%, 03/01/2050	469	291
DTE Energy
2.529%, 10/01/2024 (C)	830	801
1.050%, 06/01/2025	1,055	973
Duke Energy
5.750%, 09/15/2033	235	231
3.500%, 06/15/2051	83	54
3.150%, 08/15/2027	280	255
2.550%, 06/15/2031	293	232
0.900%, 09/15/2025	705	641
Duke Energy Carolinas
5.350%, 01/15/2053	603	551
4.950%, 01/15/2033	1,498	1,423
4.250%, 12/15/2041	628	503
4.000%, 09/30/2042	1,000	767
3.550%, 03/15/2052	364	249
2.850%, 03/15/2032	499	407
2.550%, 04/15/2031	274	224
Duke Energy Florida
3.200%, 01/15/2027	1,080	1,012
2.400%, 12/15/2031	401	317
Duke Energy Indiana
4.200%, 03/15/2042	30	24
2.750%, 04/01/2050	280	160
Duke Energy Ohio
5.250%, 04/01/2033	845	816
Duke Energy Progress
5.250%, 03/15/2033	299	290
4.100%, 05/15/2042	425	329
2.500%, 08/15/2050	406	222
Entergy Arkansas
5.150%, 01/15/2033	603	579
2.650%, 06/15/2051	362	201
Evergy Metro
5.300%, 10/01/2041	100	90

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Eversource Energy
5.125%, 05/15/2033	$850	$791
2.900%, 10/01/2024	1,610	1,560
1.650%, 08/15/2030	457	350
Exelon
5.625%, 06/15/2035	760	730
5.600%, 03/15/2053	197	179
FirstEnergy
4.150%, 07/15/2027	940	874
1.600%, 01/15/2026	180	162
FirstEnergy Transmission
5.450%, 07/15/2044 (D)	35	31
Florida Power & Light
4.400%, 05/15/2028	1,560	1,504
Indiana Michigan Power
4.550%, 03/15/2046	325	264
Interstate Power and Light
5.700%, 10/15/2033	1,255	1,234
Jersey Central Power & Light
4.700%, 04/01/2024 (D)	700	694
2.750%, 03/01/2032 (D)	1,517	1,188
KeySpan Gas East
5.994%, 03/06/2033 (D)	55	53
3.586%, 01/18/2052 (D)	2,295	1,412
2.742%, 08/15/2026 (D)	1,025	933
Louisville Gas and Electric
5.450%, 04/15/2033	1,135	1,112
Metropolitan Edison
5.200%, 04/01/2028 (D)	452	441
4.300%, 01/15/2029 (D)	473	439
MidAmerican Energy
5.850%, 09/15/2054	117	115
5.350%, 01/15/2034	351	346
4.800%, 09/15/2043	830	708
2.700%, 08/01/2052	347	197
Mid-Atlantic Interstate Transmission
4.100%, 05/15/2028 (D)	162	151
Mississippi Power
4.250%, 03/15/2042	200	154
3.100%, 07/30/2051	482	286
National Rural Utilities Cooperative Finance MTN
1.875%, 02/07/2025	275	261
NextEra Energy Capital Holdings
6.051%, 03/01/2025	1,095	1,097
NiSource
5.800%, 02/01/2042	149	135
NSTAR Electric
3.100%, 06/01/2051	247	154
Pacific Gas and Electric
6.100%, 01/15/2029	1,669	1,630
5.250%, 03/01/2052	125	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.950%, 07/01/2050	$1,285	$958
4.750%, 02/15/2044	135	100
4.500%, 07/01/2040	138	103
4.200%, 06/01/2041	232	163
3.950%, 12/01/2047	945	605
3.500%, 08/01/2050	130	77
3.300%, 08/01/2040	60	38
2.500%, 02/01/2031	1,595	1,214
2.100%, 08/01/2027	1,509	1,290
1.700%, 11/15/2023	1,560	1,551
PacifiCorp
5.500%, 05/15/2054	481	408
2.900%, 06/15/2052	1,330	732
PECO Energy
4.150%, 10/01/2044	900	701
2.850%, 09/15/2051	485	287
Pennsylvania Electric
5.150%, 03/30/2026 (D)	302	296
3.250%, 03/15/2028 (D)	392	352
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
6.150%, 05/21/2048 (D)	500	443
Piedmont Natural Gas
5.050%, 05/15/2052	1,100	910
Public Service Electric and Gas
5.450%, 08/01/2053	46	44
5.200%, 08/01/2033	740	723
Public Service Electric and Gas MTN
5.125%, 03/15/2053	545	497
2.700%, 05/01/2050	188	111
2.050%, 08/01/2050	111	57
1.900%, 08/15/2031	686	532
Public Service of Colorado
5.250%, 04/01/2053	1,090	949
Public Service of Oklahoma
3.150%, 08/15/2051	271	163
Southern California Edison
4.125%, 03/01/2048	729	540
4.050%, 03/15/2042	5	4
3.700%, 08/01/2025	99	95
Southern California Gas
2.550%, 02/01/2030	900	745
Southern Gas Capital
5.875%, 03/15/2041	700	656
4.400%, 05/30/2047	500	378
Southwestern Electric Power
1.650%, 03/15/2026	1,575	1,427
Southwestern Public Service
3.750%, 06/15/2049	845	578
Texas Electric Market Stabilization Funding N
4.265%, 08/01/2034 (D)	2,587	2,421

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Virginia Electric & Power
4.650%, 08/15/2043	$585	$481
Virginia Electric and Power
5.450%, 04/01/2053	135	123
5.000%, 04/01/2033	1,041	976
2.950%, 11/15/2051	402	239
Vistra Operations
4.300%, 07/15/2029 (D)	1,590	1,390
WEC Energy Group
0.800%, 03/15/2024	595	581
Wisconsin Electric Power
1.700%, 06/15/2028	255	217

		67,299

Total Corporate Obligations
(Cost $1,144,070) ($ Thousands)		1,020,189

U.S. TREASURY OBLIGATIONS — 22.3%
U.S. Treasury Bills
5.441%, 01/30/2024 (G)	11,200	11,002
5.414%, 02/15/2024 (G)	1,930	1,892
5.377%, 12/14/2023 (G)	8,625	8,532
5.367%, 11/28/2023 (G)	20,125	19,955
5.304%, 11/07/2023 (G)	8,580	8,535
U.S. Treasury Bonds
5.250%, 11/15/2028	384	394
4.375%, 08/15/2043 (E)	76,162	71,057
4.125%, 08/15/2053	47,394	43,025
3.875%, 02/15/2043	92	80
3.875%, 05/15/2043	15,445	13,428
3.625%, 08/15/2043	240	200
3.625%, 02/15/2053	965	798
3.625%, 05/15/2053	15,199	12,584
3.375%, 11/15/2048	1,080	847
3.250%, 05/15/2042	1,785	1,422
3.125%, 08/15/2044	280	214
3.125%, 05/15/2048	5,285	3,958
3.000%, 02/15/2049	3,290	2,405
3.000%, 08/15/2052	12,169	8,867
2.875%, 08/15/2045	320	232
2.875%, 05/15/2049	740	528
2.875%, 05/15/2052	9,055	6,420
2.375%, 02/15/2042	8,773	6,064
2.375%, 05/15/2051	12,200	7,737
2.000%, 11/15/2041	39,918	25,905
2.000%, 02/15/2050	400	233
2.000%, 08/15/2051	10,293	5,939
1.875%, 02/15/2041	8,376	5,403
1.875%, 02/15/2051	4,200	2,354
1.875%, 11/15/2051	8,331	4,644

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
1.750%, 08/15/2041 (H)	$28,950	$18,028
1.625%, 11/15/2050	9,823	5,145
1.375%, 11/15/2040	22,737	13,457
1.375%, 08/15/2050	2,500	1,220
1.125%, 05/15/2040	869	499
1.125%, 08/15/2040	14,946	8,496
0.000%, 05/15/2049 (G)	5,380	1,605
U.S. Treasury Inflation Protected Securities
1.375%, 07/15/2033	8,352	7,722
1.250%, 04/15/2028	7,306	6,946
1.125%, 01/15/2033	9,585	8,656
U.S. Treasury Notes
5.000%, 08/31/2025	19,872	19,832
5.000%, 09/30/2025	45,885	45,842
4.750%, 07/31/2025	5,230	5,195
4.625%, 09/15/2026	47,277	47,044
4.625%, 09/30/2028	105,256	105,322
4.500%, 11/30/2024	42	42
4.500%, 07/15/2026	7,909	7,836
4.375%, 10/31/2024	196	194
4.375%, 08/15/2026	4,350	4,296
4.375%, 08/31/2028	32,086	31,768
4.250%, 05/31/2025	4,780	4,709
4.250%, 10/15/2025	6,081	5,986
4.125%, 01/31/2025 (H)	4,703	4,630
4.125%, 08/31/2030	5,537	5,374
4.000%, 02/15/2026	87	85
3.875%, 03/31/2025	3,545	3,474
3.875%, 04/30/2025	8,904	8,723
3.875%, 08/15/2033	23,607	22,305
3.750%, 04/15/2026	3,320	3,229
3.500%, 01/31/2028	9	9
3.250%, 06/30/2029	10,350	9,618
3.000%, 07/15/2025	1,715	1,653
2.875%, 08/15/2028	2,582	2,384
2.750%, 04/30/2027	3,020	2,824
2.750%, 07/31/2027	8,269	7,703
2.750%, 05/31/2029	1,407	1,275
2.625%, 07/31/2029	18,740	16,814
2.375%, 03/31/2029	8,851	7,880
2.000%, 11/15/2026	3,734	3,435
1.750%, 12/31/2026	1,541	1,402
1.500%, 08/15/2026	3,001	2,735
1.375%, 10/31/2028	7,051	6,016
1.250%, 09/30/2028	1,950	1,657
1.125%, 02/29/2028	2,252	1,938
1.125%, 08/31/2028	650	550
1.000%, 07/31/2028	2,941	2,481
0.750%, 05/31/2026	488	438

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.375%, 07/31/2027	$5,766	$4,898

Total U.S. Treasury Obligations
(Cost $816,265) ($ Thousands)		748,024

ASSET-BACKED SECURITIES — 8.8%
Automotive — 2.2%

Ally Auto Receivables Trust, Ser 2022-3, Cl A4
5.070%, 06/15/2031	336	333
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A2
2.050%, 01/20/2026	62	62
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A3
4.380%, 04/18/2028	1,140	1,120
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A3
5.620%, 11/18/2027	295	294
AmeriCredit Automobile Receivables Trust, Ser 2023-2, Cl A3
5.810%, 05/18/2028	586	585
ARI Fleet Lease Trust, Ser 2022-A, Cl A2
3.120%, 01/15/2031 (D)	430	424
Avis Budget Rental Car Funding AESOP, Ser 2019-3A, Cl A
2.360%, 03/20/2026 (D)	295	281
Avis Budget Rental Car Funding AESOP, Ser 2020-1A, Cl A
2.330%, 08/20/2026 (D)	430	403
Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (D)	2,800	2,555
Avis Budget Rental Car Funding AESOP, Ser 2023-4A, Cl A
5.490%, 06/20/2029 (D)	1,240	1,207
Avis Budget Rental Car Funding AESOP, Ser 2023-5A, Cl A
5.780%, 04/20/2028 (D)	1,070	1,059
Avis Budget Rental Car Funding AESOP, Ser 2023-6A, Cl A
5.810%, 12/20/2029 (D)	554	545
BMW Vehicle Lease Trust, Ser 2023-1, Cl A3
5.160%, 11/25/2025	205	203
BMW Vehicle Lease Trust, Ser 2023-1, Cl A4
5.070%, 06/25/2026	462	457
BMW Vehicle Owner Trust, Ser 2023-A, Cl A3
5.470%, 02/25/2028	320	319

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Capital One Prime Auto Receivables Trust, Ser 2022-2, Cl A3
3.660%, 05/17/2027	$1,095	$1,063
Capital One Prime Auto Receivables Trust, Ser 2023-1, Cl A3
4.870%, 02/15/2028	1,911	1,882
Carmax Auto Owner Trust, Ser 2023-3, Cl A3
5.280%, 05/15/2028	440	437
Chase Auto Owner Trust, Ser 2022-AA, Cl A4
3.990%, 03/27/2028 (D)	439	422
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl B
0.980%, 12/11/2034 (D)	575	553
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl C
1.200%, 12/11/2034 (D)	1,010	966
Enterprise Fleet Financing, Ser 2023-1, Cl A3
5.420%, 10/22/2029 (D)	565	557
Enterprise Fleet Funding, Ser 2021-1, Cl A3
0.700%, 12/21/2026 (D)	425	405
Ford Credit Auto Owner Trust, Ser 2022-1, Cl A
3.880%, 11/15/2034 (D)	1,195	1,123
Ford Credit Auto Owner Trust, Ser 2022-D, Cl A4
5.300%, 03/15/2028	307	304
Ford Credit Auto Owner Trust, Ser 2023-1, Cl A
4.850%, 08/15/2035 (D)	778	754
Ford Credit Auto Owner Trust, Ser 2023-2, Cl A
5.280%, 02/15/2036 (D)	1,357	1,336
Ford Credit Auto Owner Trust, Ser 2023-2, Cl B
5.920%, 02/15/2036 (D)	1,230	1,214
Ford Credit Auto Owner Trust, Ser 2023-2, Cl C
6.160%, 02/15/2036 (D)	1,280	1,261
Ford Credit Auto Owner Trust, Ser 2023-A, Cl A3
4.650%, 02/15/2028	1,286	1,262
Ford Credit Floorplan Master Owner Trust A, Ser 2023-1, Cl A1
4.920%, 05/15/2028 (D)	1,174	1,152
Foursight Capital Automobile Receivables Trust, Ser 2022-1, Cl A2
1.150%, 09/15/2025 (D)	31	31
GM Financial Automobile Leasing Trust, Ser 2022-3, Cl A3
4.010%, 09/22/2025	840	830

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A4
5.090%, 05/20/2027	$417	$411
GM Financial Automobile Leasing Trust, Ser 2023-3, Cl A3
5.380%, 11/20/2026	776	773
GM Financial Automobile Leasing Trust, Ser 2023-3, Cl A4
5.440%, 08/20/2027	264	263
GM Financial Consumer Automobile Receivables Trust, Ser 2022-4, Cl A3
4.820%, 08/16/2027	513	506
GM Financial Revolving Receivables Trust, Ser 2022-1, Cl A
5.910%, 10/11/2035 (D)	807	813
GM Financial Revolving Receivables Trust, Ser 2023-1, Cl A
5.120%, 04/11/2035 (D)	202	198
GMF Floorplan Owner Revolving Trust, Ser 2023-1, Cl A1
5.340%, 06/15/2028 (D)	779	772
Hertz Vehicle Financing III, Ser 2022-1A, Cl A
1.990%, 06/25/2026 (D)	700	656
Hertz Vehicle Financing III, Ser 2022-3A, Cl A
3.370%, 03/25/2025 (D)	460	457
Hertz Vehicle Financing III, Ser 2023-2A, Cl A
5.570%, 09/25/2029 (D)	1,526	1,486
Hertz Vehicle Financing III, Ser 2023-4A, Cl A
6.150%, 03/25/2030 (D)	877	874
Hertz Vehicle Financing, Ser 2022-4A, Cl A
3.730%, 09/25/2026 (D)	363	348
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A3
3.730%, 07/20/2026	575	560
Honda Auto Receivables Owner Trust, Ser 2023-1, Cl A3
5.040%, 04/21/2027	1,346	1,332
Hyundai Auto Lease Securitization Trust, Ser 2022-C, Cl A3
4.380%, 10/15/2025 (D)	725	716
Hyundai Auto Lease Securitization Trust, Ser 2023-B, Cl A4
5.170%, 04/15/2027 (D)	663	652
Hyundai Auto Lease Securitization Trust, Ser 2023-C, Cl A3
5.800%, 12/15/2026 (D)	2,355	2,352
Hyundai Auto Lease Securitization Trust, Ser 2023-C, Cl A4
5.840%, 09/15/2027 (D)	437	437

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Receivables Trust, Ser 2021-C, Cl A4
1.030%, 12/15/2027	$566	$521
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A3
2.220%, 10/15/2026	1,061	1,027
Hyundai Auto Receivables Trust, Ser 2022-A, Cl A4
2.350%, 04/17/2028	361	338
Hyundai Auto Receivables Trust, Ser 2023-A, Cl A4
4.480%, 07/17/2028	604	589
Hyundai Auto Receivables Trust, Ser 2023-B, Cl A3
5.480%, 04/17/2028	342	341
JPMorgan Chase Bank - CACLN, Ser 2020-2, Cl B
0.840%, 02/25/2028 (D)	63	62
JPMorgan Chase Bank - CACLN, Ser 2021-2, Cl B
0.889%, 12/26/2028 (D)	183	178
JPMorgan Chase Bank - CACLN, Ser 2021-3, Cl B
0.760%, 02/26/2029 (D)	603	576
Mercedes-Benz Auto Lease Trust, Ser 2023-A, Cl A3
4.740%, 01/15/2027	892	878
Mercedes-Benz Auto Receivables Trust, Ser 2022-1, Cl A4
5.250%, 02/15/2029	711	707
Mercedes-Benz Auto Receivables Trust, Ser 2023-1, Cl A4
4.310%, 04/16/2029	544	526
Nissan Auto Lease Trust, Ser 2023-B, Cl A3
5.690%, 07/15/2026	2,217	2,213
Nissan Auto Lease Trust, Ser 2023-B, Cl A4
5.610%, 11/15/2027	586	585
Nissan Auto Receivables Owner Trust, Ser 2022-B, Cl A4
4.450%, 11/15/2029	434	423
Nissan Auto Receivables Owner Trust, Ser 2023-A, Cl A4
4.850%, 06/17/2030	313	308
OCCU Auto Receivables Trust, Ser 2023-1A, Cl A3
6.230%, 06/15/2028 (D)	645	645
PenFed Auto Receivables Owner Trust, Ser 2022-A, Cl A3
3.960%, 04/15/2026 (D)	648	639
PenFed Auto Receivables Owner Trust, Ser 2022-A, Cl A4
4.180%, 12/15/2028 (D)	318	310

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust, Ser 2021-2, Cl C
0.900%, 06/15/2026	$300	$297
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A3
2.980%, 10/15/2026	954	946
Santander Drive Auto Receivables Trust, Ser 2022-3, Cl A3
3.400%, 12/15/2026	1,012	1,002
Santander Drive Auto Receivables Trust, Ser 2022-4, Cl A3
4.140%, 02/16/2027	882	874
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/2026	680	675
Santander Drive Auto Receivables Trust, Ser 2022-6, Cl A3
4.490%, 11/16/2026	2,530	2,511
Santander Drive Auto Receivables Trust, Ser 2022-7, Cl A3
5.750%, 04/15/2027	363	362
Santander Retail Auto Lease Trust, Ser 2022-B, Cl A3
3.280%, 11/20/2025 (D)	1,115	1,092
SFS Auto Receivables Securitization Trust, Ser 2023-1A, Cl A3
5.470%, 10/20/2028 (D)	865	856
Toyota Auto Loan Extended Note Trust, Ser 2019-1A, Cl A
2.560%, 11/25/2031 (D)	440	430
Toyota Auto Loan Extended Note Trust, Ser 2020-1A, Cl A
1.350%, 05/25/2033 (D)	1,360	1,263
Toyota Auto Loan Extended Note Trust, Ser 2021-1A, Cl A
1.070%, 02/27/2034 (D)	190	170
Toyota Auto Loan Extended Note Trust, Ser 2022-1A, Cl A
3.820%, 04/25/2035 (D)	1,500	1,411
Toyota Auto Loan Extended Note Trust, Ser 2023-1A, Cl A
4.930%, 06/25/2036 (D)	1,890	1,846
Toyota Auto Receivables Owner Trust, Ser 2022-D, Cl A4
5.430%, 04/17/2028	389	389
Toyota Auto Receivables Owner Trust, Ser 2023-A, Cl A4
4.420%, 08/15/2028	513	499
Toyota Auto Receivables Owner Trust, Ser 2023-B, Cl A3
4.710%, 02/15/2028	2,129	2,087

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust, Ser 2023-C, Cl A3
5.160%, 04/17/2028	$1,219	$1,209
Toyota Lease Owner Trust, Ser 2023-A, Cl A3
4.930%, 04/20/2026 (D)	1,130	1,116
Veridian Auto Receivables Trust, Ser 2023-1A, Cl A3
5.560%, 03/15/2028 (D)	1,195	1,181
Volkswagen Auto Lease Trust, Ser 2022-A, Cl A3
3.440%, 07/21/2025	430	424
Volkswagen Auto Loan Enhanced Trust, Ser 2023-1, Cl A3
5.020%, 06/20/2028	1,387	1,372
World Omni Automobile Lease Securitization Trust, Ser 2023-A, Cl A3
5.070%, 09/15/2026	440	435
World Omni Select Auto Trust, Ser 2023-A, Cl A2A
5.920%, 03/15/2027	728	726
		73,044

Credit Cards — 0.5%

American Express Credit Account Master Trust, Ser 2022-2, Cl A
3.390%, 05/15/2027	785	757
American Express Credit Account Master Trust, Ser 2023-1, Cl A
4.870%, 05/15/2028	745	736
BA Credit Card Trust, Ser 2023-A1, Cl A1
4.790%, 05/15/2028	583	575
Capital One Multi-Asset Execution Trust, Ser 2022-A2, Cl A
3.490%, 05/15/2027	931	899
Capital One Multi-Asset Execution Trust, Ser 2023-A1, Cl A
4.420%, 05/15/2028	750	731
Citibank Credit Card Issuance Trust, Ser 2017-A6, Cl A6
6.218%, TSFR1M + 0.884%, 05/14/2029 (B)	2,340	2,350
Discover Card Execution Note Trust, Ser 2022-A3, Cl A3
3.560%, 07/15/2027	1,377	1,329
Discover Card Execution Note Trust, Ser 2023-A1, Cl A
4.310%, 03/15/2028	1,511	1,471
Discover Card Execution Note Trust, Ser 2023-A2, Cl A
4.930%, 06/15/2028	2,639	2,607
Golden Credit Card Trust, Ser 2022-4A, Cl A
4.310%, 09/15/2027 (D)	1,255	1,224

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Mercury Financial Credit Card Master Trust, Ser 2022-1A, Cl B
3.200%, 09/21/2026 (D)	$580	$556
Synchrony Card Funding, Ser 2022-A2, Cl A
3.860%, 07/15/2028	474	459
Synchrony Card Funding, Ser 2023-A1, Cl A
5.540%, 07/15/2029	2,362	2,358
		16,052

Mortgage Related Securities — 0.1%

Aegis Asset-Backed Securities Mortgage Pass Through Certificates, Ser 2003-3, Cl M1
6.484%, TSFR1M + 1.164%, 01/25/2034 (B)	476	463
Bear Stearns Asset-Backed Securities I Trust, Ser 2004-HE10, Cl M1
5.628%, TSFR1M + 1.089%, 12/25/2034 (B)	215	212
Citigroup Mortgage Loan Trust, Ser 2006-HE2, Cl M1
5.869%, TSFR1M + 0.549%, 08/25/2036 (B)	628	625
Master Asset-Backed Securities Trust, Ser 2007-HE1, Cl A4
5.714%, TSFR1M + 0.394%, 05/25/2037 (B)	5,500	4,178
Morgan Stanley ABS Capital I Trust, Ser 2005-HE1, Cl M1
6.109%, TSFR1M + 0.789%, 12/25/2034 (B)	174	165
		5,643

Non-Agency Mortgage-Backed Obligations — 0.8%

Angel Oak Mortgage Trust, Ser 2023-1, Cl A1
4.750%, 09/26/2067 (C)(D)	1,755	1,671
BANK 2022, Ser BNK44, Cl A5
5.937%, 11/15/2055 (B)	430	425
BANK 2023, Ser BNK46, Cl A4
5.745%, 08/15/2056	440	431
Bayview MSR Opportunity Master Fund Trust, Ser 2021-5, Cl A5
2.500%, 11/25/2051 (B)(D)	3,176	2,670
BBCMS Mortgage Trust, Ser C18, Cl A5
5.710%, 12/15/2055 (B)	675	665
Benchmark Mortgage Trust, Ser B38, Cl A4
5.525%, 04/15/2056	450	437
Benchmark Mortgage Trust, Ser V3, Cl A3
6.363%, 07/15/2056 (B)	450	455

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
BLP Commercial Mortgage Trust, Ser IND, Cl A
7.024%, TSFR1M + 1.692%, 03/15/2040 (B)(D)	$450	$448
BX Trust, Ser LBA, Cl AV
6.248%, TSFR1M + 0.914%, 02/15/2036 (B)(D)	356	349
Citigroup Commercial Mortgage Trust, Ser C5, Cl AS
4.408%, 06/10/2051 (B)	2,229	2,021
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1B1
9.529%, SOFR30A + 4.214%, 09/25/2031 (B)(D)	800	836
Connecticut Avenue Securities Trust, Ser 2023-R06, Cl 1M2
8.015%, SOFR30A + 2.700%, 07/25/2043 (B)(D)	1,920	1,930
EFMT, Ser 2023-1, Cl A3
6.544%, 02/25/2068 (C)(D)	1,468	1,443
GS Mortgage Securities II, Ser SHIP, Cl A
4.466%, 09/10/2038 (B)(D)	995	951
GS Mortgage Securities Trust, Ser GC32, Cl A3
3.498%, 07/10/2048	325	310
LAQ Mortgage Trust, Ser LAQ, Cl A
7.424%, TSFR1M + 2.091%, 03/15/2036 (B)(D)	355	354
Med Trust, Ser MDLN, Cl G
10.697%, TSFR1M + 5.364%, 11/15/2038 (B)(D)	1,493	1,411
OBX Trust, Ser 2023-NQM3, Cl A1
5.949%, 02/25/2063 (C)(D)	1,557	1,539
Oceanview Mortgage Trust, Ser 2021-3, Cl A5
2.500%, 07/25/2051 (B)(D)	3,656	3,082
PRKCM Trust, Ser 2023-AFC1, Cl A1
6.598%, 02/25/2058 (C)(D)	1,626	1,617
SCOTT Trust, Ser SFS, Cl A
5.910%, 03/15/2040 (D)	1,110	1,076
SG Commercial Mortgage Securities Trust, Ser C5, Cl A3
2.779%, 10/10/2048	460	426
Wells Fargo Commercial Mortgage Trust, Ser C26, Cl AS
3.580%, 02/15/2048	1,840	1,744
		26,291

Other Asset-Backed Securities — 5.2%

Academic Loan Funding Trust, Ser 2012-1A, Cl A2
6.529%, SOFR30A + 1.214%, 12/27/2044 (B)(D)	885	873

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
ACRES Commercial Realty, Ser 2021-FL1, Cl A
6.647%, TSFR1M + 1.314%, 06/15/2036 (B)(D)	$1,629	$1,592
AIG CLO, Ser 2021-1A, Cl A1R
6.708%, TSFR3M + 1.382%, 04/20/2032 (B)(D)	3,400	3,393
Aligned Data Centers Issuer, Ser 2022-1A, Cl A2
6.350%, 10/15/2047 (D)	70	68
American Homes 4 Rent Trust, Ser 2015-SFR1, Cl A
3.467%, 04/17/2052 (D)	1,845	1,776
AMMC CLO 15, Ser 2021-15A, Cl BR3
7.220%, TSFR3M + 1.912%, 01/15/2032 (B)(D)	1,100	1,088
AMMC CLO XIII, Ser 2021-13A, Cl A1R2
6.657%, TSFR3M + 1.312%, 07/24/2029 (B)(D)	1,043	1,042
Applebee's Funding, Ser 2023-1A, Cl A2
7.824%, 03/05/2053 (D)	1,790	1,765
Arbor Realty Commercial Real Estate Notes, Ser 2021-FL3, Cl A
6.517%, TSFR1M + 1.184%, 08/15/2034 (B)(D)	3,213	3,165
Cedar Funding XII CLO, Ser 2021-12A, Cl BR
7.213%, TSFR3M + 1.862%, 10/25/2034 (B)(D)	3,000	2,948
Chase Funding Mortgage Loan Asset-Backed Certificates, Ser 2003-6, Cl 1A5
4.827%, 11/25/2034 (C)	22	21
CIFC Funding, Ser 2021-7A, Cl A1
6.737%, TSFR3M + 1.392%, 01/23/2035 (B)(D)	3,500	3,480
CIT Education Loan Trust, Ser 2007-1, Cl A
5.595%, SOFR90A + 0.352%, 03/25/2042 (B)(D)	651	627
Citicorp Residential Mortgage Trust, Ser 2007-1, Cl A5
4.899%, 03/25/2037 (C)	485	476
CNH Equipment Trust, Ser 2022-B, Cl A3
3.890%, 08/16/2027	1,360	1,325
CNH Equipment Trust, Ser 2022-C, Cl A3
5.150%, 04/17/2028	1,255	1,241
College Ave Student Loans, Ser 2021-C, Cl A2
2.320%, 07/26/2055 (D)	681	586
College Avenue Student Loans, Ser 2017-A, Cl A1
7.084%, TSFR1M + 1.764%, 11/26/2046 (B)(D)	285	286

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
College Avenue Student Loans, Ser 2018-A, Cl A2
4.130%, 12/26/2047 (D)	$193	$182
College Avenue Student Loans, Ser 2019-A, Cl A2
3.280%, 12/28/2048 (D)	372	341
College Avenue Student Loans, Ser 2021-B, Cl A2
1.760%, 06/25/2052 (D)	315	269
Countrywide Asset-Backed Certificates, Ser 2004-5, Cl 1A
5.934%, TSFR1M + 0.614%, 10/25/2034 (B)	280	267
Countrywide Asset-Backed Certificates, Ser 2004-6, Cl 1A1
5.974%, TSFR1M + 0.654%, 12/25/2034 (B)	198	190
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2
6.234%, TSFR1M + 0.914%, 10/25/2047 (B)	1,093	969
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
5.587%, TSFR1M + 0.254%, 07/15/2036 (B)	162	150
CSEMC, Ser 2020-1, Cl A
7.252%, 08/09/2024	1,236	1,201
CWABS Asset-backed Certificates Series, Ser 2007-12, Cl 2A4
6.784%, TSFR1M + 1.464%, 08/25/2047 (B)	5,400	4,861
Dell Equipment Finance Trust, Ser 2022-2, Cl A3
4.140%, 07/22/2027 (D)	775	760
Dividend Solar Loans, Ser 2019-1, Cl A
3.670%, 08/22/2039 (D)	1,011	862
DLLAA, Ser 2023-1A, Cl A3
5.640%, 02/22/2028 (D)	300	299
DLLAD, Ser 2023-1A, Cl A3
4.790%, 01/20/2028 (D)	1,325	1,295
DLLST, Ser 2022-1A, Cl A3
3.400%, 01/21/2025 (D)	1,409	1,396
Dryden XXVI Senior Loan Fund, Ser 2018-26A, Cl AR
6.470%, TSFR3M + 1.162%, 04/15/2029 (B)(D)	896	893
Educational Funding of the South, Ser 2011-1, Cl A2
5.966%, SOFR90A + 0.912%, 04/25/2035 (B)	80	79
Educational Funding, Ser 2006-1A, Cl A3
5.963%, TSFR3M + 0.000%, 04/25/2033 (B)(D)	1,384	894

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
EDvestinU Private Education Loan Issue No. 4, Ser 2022-A, Cl A
5.250%, 11/25/2040 (D)	$607	$590
First Franklin Mortgage Loan Trust, Ser 2004-FF5, Cl A3C
6.434%, TSFR1M + 1.114%, 08/25/2034 (B)	214	198
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (D)	3,361	3,049
FNMA Grantor Trust, Ser 2017-T1, Cl A
2.898%, 06/25/2027	199	182
Ford Credit Floorplan Master Owner Trust A, Ser 2018-4, Cl A
4.060%, 11/15/2030	1,860	1,728
Fremont Home Loan Trust, Ser 2005-E, Cl 2A4
6.094%, TSFR1M + 0.774%, 01/25/2036 (B)	3,983	3,725
Global SC Finance II SRL, Ser 2014-1A, Cl A2
3.090%, 07/17/2029 (D)	141	138
GoldenTree Loan Opportunities IX, Ser 2018-9A, Cl AR2
6.741%, TSFR3M + 1.372%, 10/29/2029 (B)(D)	1,460	1,459
GoodLeap Sustainable Home Solutions Trust, Ser 2021-4GS, Cl A
1.930%, 07/20/2048 (D)	825	605
GreatAmerica Leasing Receivables Funding Series, Ser 2022-1, Cl A3
5.080%, 09/15/2026 (D)	750	740
GSAMP Trust, Ser 2003-SEA, Cl A1
5.834%, TSFR1M + 0.914%, 02/25/2033 (B)	280	269
GSAMP Trust, Ser 2005-WMC3, Cl A2C
6.094%, TSFR1M + 0.774%, 12/25/2035 (B)	4,894	4,732
GSAMP Trust, Ser 2006-HE3, Cl A2D
5.934%, TSFR1M + 0.614%, 05/25/2046 (B)	4,254	3,908
Hildene Community Funding CDO, Ser 2021-1A, Cl ARR
2.600%, 11/01/2035 (D)	1,162	1,008
Hilton Grand Vacations Trust, Ser 2020-AA, Cl A
2.740%, 02/25/2039 (D)	424	397
Home Partners of America Trust, Ser 2019-2, Cl A
2.703%, 10/19/2039 (D)	1,416	1,255
JGWPT XXX, Ser 2013-3A, Cl A
4.080%, 01/17/2073 (D)	668	581
JGWPT XXXII, Ser 2014-2A, Cl A
3.610%, 01/17/2073 (D)	877	727

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
LMREC, Ser 2019-CRE3, Cl A
6.838%, TSFR1M + 1.514%, 12/22/2035 (B)(D)	$1,117	$1,108
Lunar Structured Aircraft Portfolio Notes, Ser 2021-1, Cl A
2.636%, 10/15/2046 (D)	950	815
Madison Park Funding XXVII, Ser 2018-27A, Cl A2
6.938%, TSFR3M + 1.612%, 04/20/2030 (B)(D)	1,550	1,525
Magnetite VII, Ser 2018-7A, Cl A1R2
6.370%, TSFR3M + 1.062%, 01/15/2028 (B)(D)	638	636
MF1, Ser 2020-FL4, Cl A
7.147%, TSFR1M + 1.814%, 11/15/2035 (B)(D)	509	507
MF1, Ser 2021-FL7, Cl A
6.525%, TSFR1M + 1.194%, 10/16/2036 (B)(D)	875	860
MF1, Ser 2022-FL8, Cl A
6.677%, TSFR1M + 1.350%, 02/19/2037 (B)(D)	2,380	2,347
MFA Trust, Ser 2021-NQM2, Cl A1
1.029%, 11/25/2064 (B)(D)	270	219
Mid-State Trust XI, Ser 2003-11, Cl A1
4.864%, 07/15/2038	846	815
Morgan Stanley Resecuritization Trust, Ser 2015-R7, Cl 1BXA
7.060%, 02/26/2029 (B)(D)	679	623
MVW, Ser 2021-1WA, Cl B
1.440%, 01/22/2041 (D)	194	175
Navient Private Education Loan Trust, Ser 2014-AA, Cl A3
7.047%, TSFR1M + 1.714%, 10/15/2031 (B)(D)	295	295
Navient Private Education Loan Trust, Ser 2016-AA, Cl A2B
7.597%, TSFR1M + 2.264%, 12/15/2045 (B)(D)	187	188
Navient Private Education Loan Trust, Ser 2018-BA, Cl A2A
3.610%, 12/15/2059 (D)	194	188
Navient Private Education Refi Loan Trust, Ser 2018-CA, Cl A2
3.520%, 06/16/2042 (D)	18	17
Navient Private Education Refi Loan Trust, Ser 2018-DA, Cl A2A
4.000%, 12/15/2059 (D)	1,183	1,131
Navient Private Education Refi Loan Trust, Ser 2019-A, Cl A2A
3.420%, 01/15/2043 (D)	425	409

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust, Ser 2019-CA, Cl A2
3.130%, 02/15/2068 (D)	$688	$652
Navient Private Education Refi Loan Trust, Ser 2019-D, Cl A2A
3.010%, 12/15/2059 (D)	962	885
Navient Private Education Refi Loan Trust, Ser 2019-FA, Cl A2
2.600%, 08/15/2068 (D)	1,471	1,349
Navient Private Education Refi Loan Trust, Ser 2020-BA, Cl A2
2.120%, 01/15/2069 (D)	343	311
Navient Private Education Refi Loan Trust, Ser 2020-DA, Cl A
1.690%, 05/15/2069 (D)	130	116
Navient Private Education Refi Loan Trust, Ser 2020-GA, Cl A
1.170%, 09/16/2069 (D)	542	480
Navient Private Education Refi Loan Trust, Ser 2021-A, Cl A
0.840%, 05/15/2069 (D)	85	74
Navient Private Education Refi Loan Trust, Ser 2021-BA, Cl A
0.940%, 07/15/2069 (D)	230	198
Navient Private Education Refi Loan Trust, Ser 2021-CA, Cl A
1.060%, 10/15/2069 (D)	970	824
Navient Private Education Refi Loan Trust, Ser 2021-EA, Cl A
0.970%, 12/16/2069 (D)	1,298	1,086
Navient Private Education Refi Loan Trust, Ser 2021-FA, Cl A
1.110%, 02/18/2070 (D)	854	712
Navient Private Education Refi Loan Trust, Ser 2021-GA, Cl A
1.580%, 04/15/2070 (D)	203	171
Navient Private Education Refi Loan Trust, Ser 2022-A, Cl A
2.230%, 07/15/2070 (D)	616	532
Navient Student Loan Trust, Ser 2014-1, Cl A3
5.939%, SOFR30A + 0.624%, 06/25/2031 (B)	1,732	1,673
Navient Student Loan Trust, Ser 2016-2A, Cl A3
6.929%, SOFR30A + 1.614%, 06/25/2065 (B)(D)	1,013	1,017
Navient Student Loan Trust, Ser 2017-1A, Cl A3
6.579%, SOFR30A + 1.264%, 07/26/2066 (B)(D)	751	749

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Ser 2017-3A, Cl A3
6.479%, SOFR30A + 1.164%, 07/26/2066 (B)(D)	$2,607	$2,586
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (D)	969	916
Navient Student Loan Trust, Ser 2021-1A, Cl A1A
1.310%, 12/26/2069 (D)	375	312
Navient Student Loan Trust, Ser 2021-3A, Cl A1A
1.770%, 08/25/2070 (D)	925	789
Nelnet Student Loan Trust, Ser 2004-3, Cl A5
5.496%, SOFR90A + 0.442%, 10/27/2036 (B)	301	295
Nelnet Student Loan Trust, Ser 2004-4, Cl A5
5.476%, SOFR90A + 0.422%, 01/25/2037 (B)	481	474
Nelnet Student Loan Trust, Ser 2005-1, Cl A5
5.426%, SOFR90A + 0.372%, 10/25/2033 (B)	1,770	1,733
Nelnet Student Loan Trust, Ser 2005-2, Cl A5
5.603%, SOFR90A + 0.362%, 03/23/2037 (B)	1,460	1,430
Nelnet Student Loan Trust, Ser 2005-3, Cl A5
5.623%, SOFR90A + 0.382%, 12/24/2035 (B)	1,449	1,422
Nelnet Student Loan Trust, Ser 2005-4, Cl A4
5.683%, SOFR90A + 0.442%, 03/22/2032 (B)	242	235
Nelnet Student Loan Trust, Ser 2014-2A, Cl A3
6.279%, SOFR30A + 0.964%, 07/27/2037 (B)(D)	950	937
Nelnet Student Loan Trust, Ser 2014-4A, Cl A2
6.379%, SOFR30A + 1.064%, 11/25/2048 (B)(D)	1,985	1,960
Nelnet Student Loan Trust, Ser 2019-5, Cl A
2.530%, 10/25/2067 (D)	576	510
Nelnet Student Loan Trust, Ser 2021-A, Cl APT1
1.360%, 04/20/2062 (D)	403	359
Nelnet Student Loan Trust, Ser 2021-CA, Cl AFX
1.320%, 04/20/2062 (D)	775	694

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
New Economy Assets Phase 1 Sponsor, Ser 2021-1, Cl B1
2.410%, 10/20/2061 (D)	$3,245	$2,698
Oak Street Investment Grade Net Lease Fund, Ser 2020-1A, Cl A1
1.850%, 11/20/2050 (D)	1,065	944
Octagon Investment Partners XIV, Ser 2021-1A, Cl AARR
6.520%, TSFR3M + 1.212%, 07/15/2029 (B)(D)	2,564	2,556
Octane Receivables Trust, Ser 2023-1A, Cl A
5.870%, 05/21/2029 (D)	702	699
Origen Manufactured Housing Contract Trust, Ser 2006-A, Cl A2
6.850%, 10/15/2037 (B)	449	402
Palmer Square CLO, Ser 2021-3A, Cl A1AR
6.706%, TSFR3M + 1.342%, 11/15/2031 (B)(D)	2,600	2,588
Progress Residential Trust, Ser 2019-SFR3, Cl A
2.271%, 09/17/2036 (D)	1,057	1,019
Rockford Tower CLO, Ser 2021-2A, Cl AR
6.741%, TSFR3M + 1.362%, 08/20/2032 (B)(D)	3,150	3,130
SBA Small Business Investment, Ser 2018-10B, Cl 1
3.548%, 09/10/2028	561	514
SBA Small Business Investment, Ser 2022-10A, Cl 1
2.938%, 03/10/2032	856	743
SBA Small Business Investment, Ser 2022-10B, Cl 1
4.262%, 09/10/2032	440	406
Sequoia Infrastructure Funding I Ltd., Ser 2021-1A, Cl A
6.970%, TSFR3M + 1.662%, 04/15/2031 (B)(D)	314	314
Sierra Timeshare Receivables Funding, Ser 2018-3A, Cl B
3.870%, 09/20/2035 (D)	335	332
Sierra Timeshare Receivables Funding, Ser 2021-2A, Cl A
1.350%, 09/20/2038 (D)	261	244
SLM Private Credit Student Loan Trust, Ser 2005-A, Cl A4
5.981%, TSFR3M + 0.572%, 12/15/2038 (B)	808	783
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
6.682%, SOFR90A + 1.462%, 12/15/2033 (B)(D)	1,417	1,393

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Ser 2005-4, Cl A4
5.486%, SOFR90A + 0.432%, 07/25/2040 (B)	$2,687	$2,630
SLM Student Loan Trust, Ser 2006-8, Cl A6
5.476%, SOFR90A + 0.422%, 01/25/2041 (B)	1,736	1,691
SLM Student Loan Trust, Ser 2007-7, Cl B
6.066%, SOFR90A + 1.012%, 10/27/2070 (B)	1,050	951
SLM Student Loan Trust, Ser 2008-2, Cl B
6.516%, SOFR90A + 1.462%, 01/25/2083 (B)	685	651
SLM Student Loan Trust, Ser 2008-3, Cl B
6.516%, SOFR90A + 1.462%, 04/26/2083 (B)	685	598
SLM Student Loan Trust, Ser 2008-4, Cl A4
6.966%, SOFR90A + 1.912%, 07/25/2022 (B)	393	393
SLM Student Loan Trust, Ser 2008-4, Cl B
7.166%, SOFR90A + 2.112%, 04/25/2073 (B)	685	661
SLM Student Loan Trust, Ser 2008-5, Cl A4
7.016%, SOFR90A + 1.962%, 07/25/2023 (B)	65	65
SLM Student Loan Trust, Ser 2008-5, Cl B
7.166%, SOFR90A + 2.112%, 07/25/2073 (B)	685	663
SLM Student Loan Trust, Ser 2008-6, Cl A4
6.416%, SOFR90A + 1.362%, 07/25/2023 (B)	2,117	2,094
SLM Student Loan Trust, Ser 2008-6, Cl B
7.166%, SOFR90A + 2.112%, 07/26/2083 (B)	685	646
SLM Student Loan Trust, Ser 2008-7, Cl B
7.166%, SOFR90A + 2.112%, 07/26/2083 (B)	685	629
SLM Student Loan Trust, Ser 2009-3, Cl A
6.179%, SOFR30A + 0.864%, 01/25/2045 (B)(D)	366	362
SLM Student Loan Trust, Ser 2021-10A, Cl A4
6.152%, SOFR90A + 0.931%, 12/17/2068 (B)(D)	737	731
SMB Private Education Loan Trust, Ser 2016-B, Cl A2A
2.430%, 02/17/2032 (D)	127	123
SMB Private Education Loan Trust, Ser 2016-B, Cl A2B
6.897%, TSFR1M + 1.564%, 02/17/2032 (B)(D)	110	110
SMB Private Education Loan Trust, Ser 2016-C, Cl A2B
6.547%, TSFR1M + 1.214%, 09/15/2034 (B)(D)	117	117

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SMB Private Education Loan Trust, Ser 2018-C, Cl A2A
3.630%, 11/15/2035 (D)	$265	$254
SMB Private Education Loan Trust, Ser 2020-B, Cl A1A
1.290%, 07/15/2053 (D)	118	105
SMB Private Education Loan Trust, Ser 2020-PTA, Cl A2A
1.600%, 09/15/2054 (D)	686	608
SMB Private Education Loan Trust, Ser 2020-PTB, Cl A2A
1.600%, 09/15/2054 (D)	1,891	1,676
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (D)	406	352
SMB Private Education Loan Trust, Ser 2021-A, Cl APT1
1.070%, 01/15/2053 (D)	1,184	1,012
SMB Private Education Loan Trust, Ser 2021-B, Cl A
1.310%, 07/17/2051 (D)	1,138	1,005
SMB Private Education Loan Trust, Ser 2021-D, Cl A1A
1.340%, 03/17/2053 (D)	589	517
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051 (D)	808	719
SMB Private Education Loan Trust, Ser 2023-B, Cl A1B
7.113%, SOFR30A + 1.800%, 10/16/2056 (B)(D)	735	740
SoFi Consumer Loan Program Trust, Ser 2023-1S, Cl A
5.810%, 05/15/2031 (D)	168	168
SoFi Professional Loan Program Trust, Ser 2020-C, Cl AFX
1.950%, 02/15/2046 (D)	83	74
SoFi Professional Loan Program Trust, Ser 2021-A, Cl AFX
1.030%, 08/17/2043 (D)	280	234
SoFi Professional Loan Program Trust, Ser 2021-B, Cl AFX
1.140%, 02/15/2047 (D)	669	550
South Carolina Student Loan, Ser 2015-A, Cl A
6.934%, TSFR1M + 1.614%, 01/25/2036 (B)	636	635
Store Master Funding I-VII XIV XIX XX, Ser 2021-1A, Cl A1
2.120%, 06/20/2051 (D)	1,483	1,221

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Structured Asset Investment Loan Trust, Ser 2004-8, Cl A2
5.984%, TSFR1M + 0.664%, 09/25/2034 (B)	$335	$316
Structured Asset Securities Mortgage Loan Trust, Ser 2007-WF1, Cl A1
5.854%, TSFR1M + 0.534%, 02/25/2037 (B)	2,133	2,049
Structured Asset Securities Mortgage Pass-Through Certificates, Ser 2002-AL1, Cl A2
3.450%, 02/25/2032	2	2
STWD, Ser 2019-FL1, Cl A
6.527%, TSFR1M + 1.194%, 07/15/2038 (B)(D)	169	165
Sunrun Vulcan Issuer, Ser 2021-1A, Cl A
2.460%, 01/30/2052 (D)	649	535
T-Mobile US Trust, Ser 2022-1A, Cl A
4.910%, 05/22/2028 (D)	684	675
Towd Point Mortgage Trust, Ser 2017-4, Cl A1
2.750%, 06/25/2057 (B)(D)	500	472
Trestles CLO IV, Ser 2021-4A, Cl B1
7.295%, TSFR3M + 1.962%, 07/21/2034 (B)(D)	3,445	3,412
United States Small Business Administration, Ser 2019-20D, Cl 1
2.980%, 04/01/2039	157	139
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	276	232
United States Small Business Administration, Ser 2022-25E, Cl 1
3.940%, 05/01/2047	484	436
United States Small Business Administration, Ser 2022-25F, Cl 1
4.010%, 06/01/2047	708	638
United States Small Business Administration, Ser 2022-25G, Cl 1
3.930%, 07/01/2047	4,680	4,220
United States Small Business Administration, Ser 2022-25H, Cl 1
3.800%, 08/01/2047	2,695	2,404
Verizon Master Trust, Ser 2022-2, Cl A
1.530%, 07/20/2028	610	577
Verizon Master Trust, Ser 2022-4, Cl A
3.400%, 11/20/2028	1,298	1,250
Verizon Master Trust, Ser 2022-6, Cl A
3.670%, 01/22/2029	768	742
Verizon Master Trust, Ser 2023-1, Cl A
4.490%, 01/22/2029	2,664	2,607
Verizon Master Trust, Ser 2023-2, Cl A
4.890%, 04/13/2028	434	428

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Verizon Master Trust, Ser 2023-4, Cl A1A
5.160%, 06/20/2029		$1,987	$1,972
Verizon Master Trust, Ser 2023-6, Cl A
5.350%, 09/22/2031 (D)		2,530	2,511
Wells Fargo Home Equity Asset-Backed Securities Trust, Ser 2006-2, Cl M2
5.724%, TSFR1M + 0.404%, 07/25/2036 (B)		4,167	4,079
			174,901

Total Asset-Backed Securities
(Cost $306,698) ($ Thousands)			295,931

SOVEREIGN DEBT — 1.3%

Argentine Republic Government International Bond
3.500%, 07/09/2041(C)		1,460	373
1.000%, 07/09/2029		203	56
0.750%, 07/09/2030(C)		832	237
Bermuda Government International Bond
5.000%, 07/15/2032(D)		339	316
Brazilian Government International Bond
5.000%, 01/27/2045		3,400	2,513
4.750%, 01/14/2050		1,300	898
4.625%, 01/13/2028		3,090	2,967
Colombia Government International Bond
5.625%, 02/26/2044		660	471
5.000%, 06/15/2045		830	543
4.125%, 02/22/2042		680	410
3.250%, 04/22/2032		670	481
Export Finance & Insurance
4.625%, 10/26/2027(D)		1,079	1,069
Export-Import Bank of India
3.375%, 08/05/2026(D)(E)		350	329
Indonesia Government International Bond
3.700%, 10/30/2049		460	321
Indonesia Treasury Bond
6.500%, 02/15/2031	IDR	21,001,000	1,332
6.375%, 04/15/2032		58,803,000	3,709
Inter-American Development Bank MTN
7.350%, 10/06/2030	INR	417,000	4,979
Israel Government International Bond
4.500%, 01/17/2033		$731	680
3.375%, 01/15/2050		280	186
2.750%, 07/03/2030		470	399
Kenya Government International Bond
7.250%, 02/28/2028(D)		200	160
6.875%, 06/24/2024		200	185
6.300%, 01/23/2034(D)		960	637

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Mexico Government International Bond
6.338%, 05/04/2053		$597	$543
6.050%, 01/11/2040		1,210	1,117
4.750%, 03/08/2044		10,080	7,720
3.771%, 05/24/2061		266	156
3.750%, 01/11/2028		390	361
3.500%, 02/12/2034		1,039	812
2.659%, 05/24/2031		4,300	3,393
Nigeria Government International Bond
7.143%, 02/23/2030(D)		240	189
6.500%, 11/28/2027(D)		220	183
Panama Government International Bond
6.853%, 03/28/2054		655	608
4.500%, 04/01/2056		540	355
2.252%, 09/29/2032		620	448
Paraguay Government International Bond
5.850%, 08/21/2033(D)		685	648
5.400%, 03/30/2050(D)		342	269
3.849%, 06/28/2033(D)		350	287
Peruvian Government International Bond
5.625%, 11/18/2050(E)		600	554
2.783%, 01/23/2031		300	246
Provincia de Buenos Aires Government Bond MTN
6.375%, 09/01/2037(C)(D)		3,005	978
Republic of Italy Government International Bond
3.875%, 05/06/2051		237	154
Russian Federal Bond - OFZ
6.900%, 05/23/2029(I)	RUB	126,230	407
2.270%, 03/16/2039(I)		55,840	132

Total Sovereign Debt
(Cost $53,542) ($ Thousands)			42,811

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.9%
FHLB
5.370%, 05/21/2024		$11,600	11,566
5.300%, 05/22/2024		11,820	11,785
1.250%, 09/30/2031 (C)		1,455	1,160
FHLMC MTN
0.000%, 12/14/2029(A)		1,213	899
FNMA
1.900%, 01/25/2036		1,343	917
1.520%, 08/21/2035		1,498	990
0.000%, 11/15/2030(A)		3,564	2,506
Resolution Funding Interest
0.000%, 01/15/2030(A)		905	665

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Resolution Funding Principal
0.000%, 04/15/2030(A)	$1,165	$836

Total U.S. Government Agency Obligations
(Cost $33,838) ($ Thousands)		31,324

LOAN PARTICIPATIONS — 0.8%
Air Canada, Term Loan, 1st Lien
9.128%, 08/11/2028 (B)	415	415
Ali Group
7.431%, 07/30/2029 (B)	414	413
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 05/12/2028 (B)(J)	1,169	1,127
Alterra Moutain Company, Series B-2 Term Loan, 1st Lien
8.931%, 08/17/2028 (B)	554	552
AMWINS Group Inc.
8.181%, 02/19/2028	119	119
APi Group DE, Inc., Initial Term Loan, 1st Lien
7.931%, LIBOR + 2.500%, 10/01/2026 (B)	473	474
Asurion
9.666%, 08/19/2028 (B)	555	538
Asurion, LLC, New B-8 Term Loan, 1st Lien
8.681%, LIBOR + 3.250%, 12/23/2026 (B)	324	317
Asurion, LLC, New B-9 Term Loan, 1st Lien
8.681%, CME Term SOFR + 0.000%, 07/31/2027 (B)	371	358
Athena Helath Group, Initial Term Loan
8.568%, 02/15/2029 (B)	1,170	1,146
Avolon TLB Borrower 1 LLC
7.675%, 12/01/2027	123	123
Brown Group Holdings, LLC, Initial Term Loan, 1st Lien
8.166%, CME Term SOFR + 2.750%, 06/07/2028 (B)	568	562
Caesars Entertainment, Term Loan, 1st Lien
8.666%, 02/06/2030 (B)	70	70
Castlelake Avia
8.421%, 10/22/2026 (B)	394	393
Charter Communications Operating LLC, Lien1
7.116%, 04/30/2025	614	614
Citaldel Securities LP
7.931%, 07/29/2030	562	561

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Clarios Global, Term Loan, 1st Lien
9.066%, 05/06/2030 (B)	$260	$259
DCert Buyer, Inc., Initial Term Loan, 1st Lien
9.316%, CME Term SOFR + 4.000%, 10/16/2026 (B)	1,206	1,197
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
9.140%, CME Term SOFR + 3.750%, 04/09/2027 (B)	784	764
Energizer Holdings
7.688%, 12/22/2027	172	171
Entain PLC
7.990%, 03/29/2027	116	115
EyeCare Partners, LLC, Term Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 02/18/2027 (B)	203	142
First Eagle Holdings, Term Loan
7.990%, 02/01/2027	250	248
Focus Financial, Term Loan, 1st Lien
8.566%, 06/30/2028	782	779
Gainwell Acquisition Corp., Term B Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 10/01/2027 (B)	1,326	1,292
Garda World Security Corp
9.746%, CME Term SOFR + 4.250%, 10/30/2026 (B)	268	267
GFL Environmental
7.824%, 05/31/2027	32	32
Global Medical Response, Inc., 2021 Refinancing Term Loan, 1st Lien
9.780%, CME Term SOFR + 4.250%, 10/02/2025 (B)	704	488
Grifols Worldwide Operations Limited, Dollar Tranche B Term Loan, 1st Lien
7.416%, LIBOR + 2.000%, 11/15/2027 (B)	600	589
GTCR W Merger Sub LLC
0.000%, 09/20/2030 (J)(K)	1,560	1,559
Harbor Freight Tools USA, Inc
8.181%, 10/19/2027	649	643
Icon Public Limited Company, Lux Term Loan, 1st Lien
7.902%, 07/03/2028 (B)	502	502
Icon Public Limited Company, U.S. Term Loan, 1st Lien
7.902%, 07/03/2028 (B)	125	125
KKR Apple Bidco, LLC, Term Loan, 1st Lien
8.181%, 09/22/2028 (B)	407	404
Magenta Buyer LLC, Initial Term Loan, 1st Lien
10.631%, CME Term SOFR + 5.000%, 07/27/2028 (B)(J)	208	154

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
PCI Gaming Authority, Term B Facility Loan
7.931%, 05/29/2026 (B)	$389	$388
Peraton Corp., Term B Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 02/01/2028 (B)	893	890
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 03/05/2026 (B)	916	909
Project Sky, Term Loan, 1st Lien
9.166%, 10/08/2028 (B)	246	241
Scientific Games/Lights & Wonder
8.434%, 04/14/2029 (B)	889	888
Setanta Aircraft
7.652%, 11/05/2028	1,060	1,059
Sotera Health Holdings, LLC, Refinancing Loan, 1st Lien
8.181%, 12/11/2026 (B)	1,050	1,039
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
8.902%, CME Term SOFR + 3.500%, 03/31/2028 (B)	772	751
UFC Holdings, Term Loan, 1st Lien
8.369%, 04/29/2026	822	820
United AirLines, Inc., Class B Term Loan, 1st Lien
9.182%, CME Term SOFR + 0.000%, 04/21/2028 (B)	644	644
VFH Parent, Initial Term Loan
8.418%, 01/13/2029 (B)	406	402
Virgin Media Bristol LLC, N Facility, 1st Lien
7.947%, CME Term SOFR + 2.500%, 01/31/2028 (B)	144	140
Zebra Buyer LLC
8.949%, 11/01/2028 (B)(J)	248	245

Total Loan Participations
(Cost $26,438) ($ Thousands)		25,928

MUNICIPAL BONDS — 0.3%
California — 0.1%
California State University, Ser B, RB
2.374%, 11/01/2035	635	460
California State, Health Facilities Financing Authority, RB
3.000%, 08/15/2051	785	545

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Regents of the University of California, Medical Center Pooled Revenue, Ser N, RB
3.256%, 05/15/2060	$740	$464

		1,469

Georgia — 0.1%
Georgia State, Municipal Electric Authority, RB
7.055%, 04/01/2057	1,040	1,018

Nevada — 0.0%
Clark County, Department of Aviation, Ser C, RB
6.820%, 07/01/2045	728	816

New York — 0.1%
Metropolitan New York, Transportation Authority, Ser C2, RB
5.175%, 11/15/2049	260	223
New York and New Jersey, Port Authority, RB
4.458%, 10/01/2062	505	416
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser B-3, RB
2.000%, 08/01/2035	1,000	687
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser D-3, RB
2.400%, 11/01/2032	610	475
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser, RB
5.508%, 08/01/2037	325	319
New York State, Dormitory Authority, RB
5.628%, 03/15/2039	400	398
5.289%, 03/15/2033	850	836

		3,354

Ohio — 0.0%
Ohio State University, Ser A, RB
4.800%, 06/01/2111	433	360

Texas — 0.0%
Board of Regents of the University of Texas System, Ser B, RB
2.439%, 08/15/2049	295	176
North Texas, Tollway Authority, Ser B, RB
6.718%, 01/01/2049	632	712

		888

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Virginia — 0.0%
University of Virginia, RB
2.256%, 09/01/2050	$480	$273

Total Municipal Bonds
(Cost $10,110) ($ Thousands)		8,178

	Shares
AFFILIATED PARTNERSHIP — 1.6%
SEI Liquidity Fund, LP
5.410% **†(L)	53,274,210	53,339

Total Affiliated Partnership
(Cost $53,268) ($ Thousands)		53,339

CASH EQUIVALENT — 7.2%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	241,390,016	241,390

Total Cash Equivalent
(Cost $241,390) ($ Thousands)		241,390

Description	Shares	Market Value ($ Thousands)
PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $907) ($ Thousands)		$1,384

Total Investments in Securities — 116.3%
(Cost $4,253,523) ($ Thousands)		$3,901,298

WRITTEN OPTIONS — (0.0)%
Total Written Options
(Premiums Received $1,240) ($ Thousands)		$(2,165)

A list of the exchange traded option contracts held by the Fund at September 30, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
December 2023, SOFR 1yr MidCurve Dec23P 95.88	155	$37,152	$95.88	12/16/2023	$227
December 2023, SOFR 1yr MidCurve Dec23P 96	118	28,320	96.00	12/16/2023	202
October 2023, SOFR 1yr MidCurve Oct23P 97	179	43,407	97.00	10/21/2023	712
September 2023, U.S. Long Bond Future Option	31	3,518	113.50	10/21/2023	–
USD Put/Aud Call	8,700,000	5,843	0.67	11/18/2023	6

		118,240			1,147

Call Options					–
November 2023, U.S. 5 Year Future Option	443	46,847	105.75	10/21/2023	173
November 2023, U.S. 5 Year Future Option	163	17,278	106.00	10/21/2023	50
November 2023, U.S. 5 Year Future Option	61	6,481	106.25	10/21/2023	14
September 2023, U.S. Long Bond Future Option	189	22,775	120.50	10/21/2023	–

		93,381			237

Total Purchased Options		$211,621			$1,384
WRITTEN OPTIONS — (0.1)%
Put Options
June 2024, 3 Month SOFR OPT Jun24P 97.5	(1,176)	$(277,830)	94.50	06/22/2024	$(566)
December 2023, SOFR 1yr MidCurve Dec23P 95.25	(310)	(73,819)	95.25	12/16/2023	(149)
December 2023, SOFR 1yr MidCurve Dec23P 95.38	(236)	(56,268)	95.38	12/16/2023	(149)
October 2023, SOFR 1yr MidCurve Oct23P 96.25	(179)	(43,072)	96.25	10/21/2023	(377)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Continued)

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTIONS (continued)
October 2023, SOFR 1yr MidCurve Oct23P 96.5	(179)	$(43,184)	$96.50	10/21/2023	$(488)
November 2023, U.S. 5 Year Future Option	(211)	(22,260)	105.50	10/21/2023	(133)
December 2023, U.S. Bond Future Option Dec23P 112	(93)	(10,416)	112.00	11/18/2023	(179)

		(526,849)			(2,041)
Call Options
September 2024, 3 Month SOFR OPT Sep24C 96.88	(118)	(28,578)	96.88	09/21/2024	(39)
September 2024, 3 Month SOFR OPT Sep24C 97	(283)	(68,627)	97.00	09/21/2024	(85)
September 2023, U.S. Long Bond Future Option	(31)	(3,674)	118.50	10/21/2023	–

		(100,879)			(124)
Total Written Options		$(627,728)			$(2,165)

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
3 Month SOFR	398	Mar-2026	$95,625	$95,565	$(60)
Euro-Bobl	37	Dec-2023	4,719	4,534	(38)
Euro-OAT	79	Dec-2023	10,887	10,305	(243)
U.S. 2-Year Treasury Note	1,968	Dec-2023	400,172	398,935	(1,237)
U.S. 5-Year Treasury Note	1,069	Dec-2023	113,841	112,629	(1,212)
U.S. 10-Year Treasury Note	58	Dec-2023	6,376	6,267	(109)
U.S. Long Treasury Bond	235	Dec-2023	27,855	26,739	(1,116)
U.S. Ultra Long Treasury Bond	673	Dec-2023	85,349	79,877	(5,472)
Ultra 10-Year U.S. Treasury Note	9	Dec-2023	1,036	1,004	(32)
			745,860	735,855	(9,519)
Short Contracts
Euro-Buxl	(4)	Dec-2023	$(577)	$(518)	$41
U.S. 2-Year Treasury Note	(235)	Dec-2023	(47,685)	(47,637)	48
U.S. 5-Year Treasury Note	(1,077)	Dec-2023	(114,020)	(113,472)	548
U.S. 10-Year Treasury Note	(63)	Dec-2023	(6,844)	(6,808)	36
U.S. Long Treasury Bond	(144)	Dec-2023	(17,303)	(16,385)	918
Ultra 10-Year U.S. Treasury Note	(480)	Dec-2023	(55,072)	(53,550)	1,522
			(241,501)	(238,370)	3,113
			$504,359	$497,485	$(6,406)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
BNP Paribas	10/20/23	EUR	4,034	NOK	46,790	$127
BNP Paribas	10/20/23	USD	7,026	AUD	10,529	(227)
BNP Paribas	10/20/23	CAD	9,671	USD	7,190	33
BNP Paribas	10/20/23	USD	18,209	CAD	24,132	(353)
Citigroup	10/20/23	CAD	2,950	USD	2,226	43
Goldman Sachs	10/20/23	IDR	759,546	USD	50	1

SEI Institutional Managed Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	10/20/23	EUR	161	USD	172	$1
Morgan Stanley	10/20/23	GBP	3,904	USD	5,062	297
Morgan Stanley	10/20/23	USD	4,374	EUR	3,961	(177)
Morgan Stanley	10/20/23	USD	17,232	JPY	2,401,276	(1,081)
Morgan Stanley	10/20/23	CNH	60,232	USD	8,377	104
						$(1,232)

A list of the open OTC swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swap

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Citibank	0.2375	BRL-CDI	Annual	01/02/2029	BRL	70,430	$(533)	$–	$(533)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
USD-SOFR-OIS COMPOUND	4% FIXED	Annual	02/29/2028	USD	46,200	$(649)	$(8)	$(641)
USD-SOFR-OIS COMPOUND	4.18% FIXED	Annual	02/29/2028	USD	74,070	(534)	56	(590)
LE - 2.85% FIXED	USD-SOFR-OIS COMPOUND	Annual	02/15/2029	USD	10,144	723	(16)	739
0.0327% FIXED	USD-SOFR-OIS COMPOUND	Annual	04/30/2029	USD	7,015	370	26	344
3.85% FIXED	USD-SOFR-OIS COMPOUND	Annual	06/30/2029	USD	7,436	182	2	180
1.52% FIXED	USD-SOFR-COMPOUND 2/15/47	Annual	02/15/2047	USD	5,559	2,161	(61)	2,222
0.026% FIXED	USD-SOFR-OIS-COMPOUND	Annual	02/15/2048	USD	9,739	2,258	924	1,334
3.05% FIXED	USD-SOFR-OIS COMPOUND	Annual	02/15/2048	USD	10,834	1,774	502	1,272
USD-SOFR-OIS COMPOUND	3.15%	Annual	05/15/2048	USD	10,146	1,509	121	1,388
.50% FIXED	SD-SOFR-OIS-COMPOUND	Annual	04/21/2052	USD	5,290	1,354	8	1,346
FIXED 3.52%	SOFRRAT	Annual	12/20/2053	USD	7,131	562	–	562
						$9,710	$1,554	$8,156

Credit Default Swap - Buy Protection

Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.HY.4112	5.00%	Quarterly	12/20/2028	$9,051	$(86)	$(65)	$(21)

Credit Default Swap - Sell Protection

Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.IG.4112	1.00%	Quarterly	12/20/2028	$127,395	$1,557	$1,656	$(99)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Core Fixed Income Fund (Concluded)

Percentages are based on Net Assets of $3,355,468 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)	Zero coupon security.
(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $473,781 ($ Thousands), representing 14.1% of the Net Assets of the Fund.

(E)	Certain securities or partial positions of certain securities are on loan at September 30, 2023.
(F)	Perpetual security with no stated maturity date.
(G)	Interest rate represents the security's effective yield at the time of purchase.
(H)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2023 was $1,529 ($ Thousands).
(I)	Security is in default on interest payment.
(J)	Unsettled bank loan. Interest rate may not be available.
(K)	No interest rate available.
(L)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $53,339 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	1,432,800	–	1,432,800
Corporate Obligations	–	1,020,189	–	1,020,189
U.S. Treasury Obligations	–	748,024	–	748,024
Asset-Backed Securities	–	295,931	–	295,931
Sovereign Debt	–	42,811	–	42,811
U.S. Government Agency Obligations	–	31,324	–	31,324
Loan Participations	–	25,928	–	25,928
Municipal Bonds	–	8,178	–	8,178
Affiliated Partnership	–	53,339	–	53,339
Purchased Options	1,384	–	–	1,384
Cash Equivalent	241,390	–	–	241,390
Total Investments in Securities	242,774	3,658,524	–	3,901,298

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(2,165)	–	–	(2,165)
Futures Contracts*
Unrealized Appreciation	3,113	–	–	3,113
Unrealized Depreciation	(9,519)	–	–	(9,519)
Forward Contracts*
Unrealized Appreciation	–	606	–	606
Unrealized Depreciation	–	(1,838)	–	(1,838)
OTC Swap
Interest Rate Swap*
Unrealized Depreciation	–	(533)	–	(533)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(120)	–	(120)
Interest Rate Swaps*
Unrealized Appreciation	–	9,387	–	9,387
Unrealized Depreciation	–	(1,231)	–	(1,231)
Total Other Financial Instruments	(8,571)	6,271	–	(2,300)

*	Futures contracts, forward contracts and swaps contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$254,770	$1,329,060	$(1,530,557)	$11	$55	$53,339	$152	$—
SEI Daily Income Trust, Government Fund, Institutional Class	113,748	2,796,039	(2,668,397)	—	—	241,390	4,071	—
Totals	$368,518	$4,125,099	$(4,198,954)	$11	$55	$294,729	$4,223	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 77.5%
Communication Services — 9.5%
Altice France
8.125%, 02/01/2027 (A)	$380	$337
5.500%, 01/15/2028 (A)	220	169
5.500%, 10/15/2029 (A)	2,542	1,828
5.125%, 07/15/2029 (A)	396	282
Altice France Holding
10.500%, 05/15/2027 (A)	9,324	5,815
6.000%, 02/15/2028 (A)	811	401
AMC Networks
5.000%, 04/01/2024	837	825
4.250%, 02/15/2029	1,126	691
ANGI Group
3.875%, 08/15/2028 (A)	2,499	1,955
Audacy Capital
6.750%, 03/31/2029 (A)(B)(C)	3,784	71
6.500%, 05/01/2027 (A)(B)(C)	1,717	34
Beasley Mezzanine Holdings
8.625%, 02/01/2026 (A)	3,570	2,291
Belo
7.250%, 09/15/2027	250	243
C&W Senior Financing Designated Activity
6.875%, 09/15/2027 (A)	569	500
CCO Holdings
5.375%, 06/01/2029 (A)	1,183	1,061
5.125%, 05/01/2027 (A)	8,761	8,163
5.000%, 02/01/2028 (A)	2,747	2,495
4.750%, 03/01/2030 (A)	1,515	1,272
4.750%, 02/01/2032 (A)	62	49

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.500%, 08/15/2030 (A)	$4,355	$3,575
4.500%, 05/01/2032	2,270	1,782
4.250%, 02/01/2031 (A)	4,134	3,291
4.250%, 01/15/2034 (A)	275	202
Cinemark USA
8.750%, 05/01/2025 (A)	96	96
5.250%, 07/15/2028 (A)	135	120
Clear Channel Outdoor Holdings Inc
7.750%, 04/15/2028 (A)	290	232
7.500%, 06/01/2029 (A)	529	404
5.125%, 08/15/2027 (A)	689	612
Consolidated Communications
6.500%, 10/01/2028 (A)	2,155	1,684
DISH DBS
7.750%, 07/01/2026	4,515	3,386
7.375%, 07/01/2028	3,722	2,345
5.875%, 11/15/2024	2,967	2,762
5.750%, 12/01/2028 (A)	1,035	796
5.250%, 12/01/2026 (A)	1,945	1,653
5.125%, 06/01/2029	2,160	1,197
DISH Network
11.750%, 11/15/2027 (A)	6,371	6,419
Front Range BidCo
4.000%, 03/01/2027 (A)	5,657	4,197
Frontier Communications Holdings
8.750%, 05/15/2030 (A)	206	196
6.750%, 05/01/2029 (A)	49	38
6.000%, 01/15/2030 (A)	93	68
5.875%, 10/15/2027 (A)	1,453	1,321
5.875%, 11/01/2029	102	74
5.000%, 05/01/2028 (A)	680	581
Gannett Holdings
6.000%, 11/01/2026 (A)	158	136
Gray Escrow II
5.375%, 11/15/2031 (A)	3,789	2,480
Gray Television
7.000%, 05/15/2027 (A)	565	486
5.875%, 07/15/2026 (A)	75	67
4.750%, 10/15/2030 (A)	3,773	2,500
Hughes Satellite Systems
5.250%, 08/01/2026	562	505
iHeartCommunications
8.375%, 05/01/2027	580	416
6.375%, 05/01/2026	2,003	1,726
5.250%, 08/15/2027 (A)	295	234
Intelsat Jackson Holdings
6.500%, 03/15/2030 (A)	1,447	1,283
Intelsat Jackson Holdings (Escrow Security)
9.750%, 07/15/2025 (A)(B)(D)	2,202	–
8.500%, 10/15/2024 (A)(B)(D)	1,695	–
5.500%, 08/01/2023 (B)(D)	268	–

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Level 3 Financing
10.500%, 05/15/2030 (A)	$1,534	$1,544
4.625%, 09/15/2027 (A)	3,685	2,650
4.250%, 07/01/2028 (A)	1,618	1,008
3.875%, 11/15/2029 (A)	400	369
3.750%, 07/15/2029 (A)	320	179
3.625%, 01/15/2029 (A)	2,605	1,459
Live Nation Entertainment
6.500%, 05/15/2027 (A)	426	420
5.625%, 03/15/2026 (A)	309	297
4.875%, 11/01/2024 (A)	582	572
4.750%, 10/15/2027 (A)	3,020	2,765
Lumen Technologies
5.625%, 04/01/2025	274	227
5.375%, 06/15/2029 (A)	263	84
5.125%, 12/15/2026 (A)	1,176	641
4.500%, 01/15/2029 (A)	110	34
4.000%, 02/15/2027 (A)	1,924	1,267
News
5.125%, 02/15/2032 (A)	140	123
3.875%, 05/15/2029 (A)	199	171
Nexstar Media
5.625%, 07/15/2027 (A)	1,100	979
4.750%, 11/01/2028 (A)	2,752	2,278
Sable International Finance
5.750%, 09/07/2027 (A)	854	775
Scripps Escrow
5.875%, 07/15/2027 (A)	190	141
Scripps Escrow II
3.875%, 01/15/2029 (A)	2,577	1,938
Sinclair Television Group
5.125%, 02/15/2027 (A)	215	172
4.125%, 12/01/2030 (A)	100	62
Sirius XM Radio
5.500%, 07/01/2029 (A)	1,034	914
5.000%, 08/01/2027 (A)	1,730	1,580
4.125%, 07/01/2030 (A)	85	68
4.000%, 07/15/2028 (A)	522	446
3.125%, 09/01/2026 (A)	250	223
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	2,645	1,769
Stagwell Global
5.625%, 08/15/2029 (A)	353	285
TEGNA
4.625%, 03/15/2028	1,955	1,691
Telecom Italia Capital
6.000%, 09/30/2034	1,406	1,172
Telesat Canada
6.500%, 10/15/2027 (A)	1,482	756
5.625%, 12/06/2026 (A)	3,224	2,216
United States Cellular
6.700%, 12/15/2033	420	408

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Urban One
7.375%, 02/01/2028 (A)	$3,070	$2,633
Vmed O2 UK Financing I
4.250%, 01/31/2031 (A)	1,530	1,218
VTR Comunicaciones
5.125%, 01/15/2028 (A)	1,300	731
Windstream Escrow
7.750%, 08/15/2028 (A)	4,870	3,871
WMG Acquisition
3.000%, 02/15/2031 (A)	1,366	1,073

		116,555

Consumer Discretionary — 17.6%
1011778 BC ULC
4.375%, 01/15/2028 (A)	1,360	1,226
4.000%, 10/15/2030 (A)	185	153
3.875%, 01/15/2028 (A)	2,935	2,633
Academy
6.000%, 11/15/2027 (A)	1,120	1,059
Acushnet
7.375%, 10/15/2028 (A)	413	415
Adient Global Holdings Ltd
8.250%, 04/15/2031 (A)	257	257
7.000%, 04/15/2028 (A)	17	17
4.875%, 08/15/2026 (A)	2,395	2,259
ADT Security
4.875%, 07/15/2032 (A)	1,563	1,305
4.125%, 08/01/2029 (A)	276	233
Adtalem Global Education
5.500%, 03/01/2028 (A)	888	813
Advance Auto Parts
5.900%, 03/09/2026	1,143	1,104
Altice Financing
5.750%, 08/15/2029 (A)	3,019	2,474
5.000%, 01/15/2028 (A)	3,863	3,299
American Axle & Manufacturing
6.875%, 07/01/2028	488	443
6.500%, 04/01/2027	305	289
6.250%, 03/15/2026	83	80
5.000%, 10/01/2029	112	91
Aramark Services
5.000%, 02/01/2028 (A)	282	261
Asbury Automotive Group
4.625%, 11/15/2029 (A)	1,246	1,070
4.500%, 03/01/2028	1,661	1,487
Ashton Woods USA
6.625%, 01/15/2028 (A)	2,572	2,426
Aston Martin Capital Holdings
10.500%, 11/30/2025 (A)	1,634	1,654
Aventine (Escrow Security)
0.000%, 10/15/2049 (B)(D)(E)	2,750	–

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bath & Body Works
7.600%, 07/15/2037	$370	$324
7.500%, 06/15/2029	271	268
6.875%, 11/01/2035	964	861
6.750%, 07/01/2036	2,225	1,949
6.625%, 10/01/2030 (A)	1,730	1,622
5.250%, 02/01/2028	1,719	1,591
Boyne USA
4.750%, 05/15/2029 (A)	168	147
Brookfield Residential Properties
5.000%, 06/15/2029 (A)	135	111
4.875%, 02/15/2030 (A)	1,800	1,464
Caesars Entertainment
8.125%, 07/01/2027 (A)	420	422
7.000%, 02/15/2030 (A)	3,650	3,552
6.250%, 07/01/2025 (A)	2,432	2,399
4.625%, 10/15/2029 (A)	1,781	1,508
Carnival
10.500%, 06/01/2030 (A)	1,431	1,474
9.875%, 08/01/2027 (A)	680	710
7.625%, 03/01/2026 (A)	2,759	2,684
7.000%, 08/15/2029 (A)	102	101
6.000%, 05/01/2029 (A)	2,854	2,434
5.750%, 03/01/2027 (A)	4,706	4,260
4.000%, 08/01/2028 (A)	673	583
Carnival Holdings Bermuda
10.375%, 05/01/2028 (A)	674	723
Carvana
14.000%cash/0% PIK, 06/01/2031 (A)	267	209
13.000%cash/0% PIK, 06/01/2030 (A)	225	175
12.000%cash/0% PIK, 12/01/2028 (A)	1,612	1,266
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	434	418
Cedar Fair
5.375%, 04/15/2027	140	131
5.250%, 07/15/2029	295	256
Clarios Global
8.500%, 05/15/2027 (A)	3,975	3,964
6.750%, 05/15/2025 (A)	576	572
6.750%, 05/15/2028 (A)	198	193
6.250%, 05/15/2026 (A)	486	475
CMG Media
8.875%, 12/15/2027 (A)	4,100	3,209
Cooper-Standard Automotive
13.500%cash/0% PIK, 03/31/2027 (A)	1,543	1,583
5.625%cash/0% PIK, 05/15/2027 (A)	921	615
CSC Holdings
11.250%, 05/15/2028 (A)	1,059	1,055
7.500%, 04/01/2028 (A)	880	572
6.500%, 02/01/2029 (A)	1,625	1,346
5.750%, 01/15/2030 (A)	5,976	3,348
5.250%, 06/01/2024	1,573	1,496

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.625%, 12/01/2030 (A)	$1,370	$728
4.500%, 11/15/2031 (A)	299	212
3.375%, 02/15/2031 (A)	463	316
Dana
5.625%, 06/15/2028	320	293
Diamond Sports Group
6.625%, 08/15/2027 (A)(B)	3,243	65
5.375%, 08/15/2026 (A)(B)	6,139	123
DirecTV Financing
5.875%, 08/15/2027 (A)	2,521	2,229
Dornoch Debt Merger Sub
6.625%, 10/15/2029 (A)	2,401	1,985
eG Global Finance
8.500%, 10/30/2025 (A)	490	482
6.750%, 02/07/2025 (A)	3,898	3,830
Empire Resorts
7.750%, 11/01/2026 (A)	3,625	2,954
EquipmentShare.com
9.000%, 05/15/2028 (A)	392	377
Fertitta Entertainment
6.750%, 01/15/2030 (A)	2,159	1,760
Fontainebleau Las Vegas Holdings
11.000%, 06/15/2015 (A)(B)	3,108	–
Ford Motor
4.750%, 01/15/2043	2,200	1,606
Ford Motor Credit
7.350%, 03/06/2030	450	456
7.200%, 06/10/2030	200	201
6.950%, 03/06/2026	200	200
6.950%, 06/10/2026	1,830	1,828
6.800%, 05/12/2028	3,822	3,818
5.125%, 06/16/2025	880	852
5.113%, 05/03/2029	3,825	3,501
4.687%, 06/09/2025	655	629
4.542%, 08/01/2026	730	685
4.271%, 01/09/2027	735	679
4.134%, 08/04/2025	250	237
4.125%, 08/17/2027	1,219	1,110
4.063%, 11/01/2024	1,594	1,543
4.000%, 11/13/2030	1,647	1,376
3.815%, 11/02/2027	685	610
3.810%, 01/09/2024	43	43
3.375%, 11/13/2025	1,200	1,113
2.900%, 02/16/2028	2,430	2,069
2.900%, 02/10/2029	965	792
2.700%, 08/10/2026	200	178
Ford Motor Credit MTN
4.389%, 01/08/2026	715	675
Gap
3.625%, 10/01/2029 (A)	158	117
GCI
4.750%, 10/15/2028 (A)	599	517

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Goodyear Tire & Rubber
5.250%, 04/30/2031	$122	$103
5.250%, 07/15/2031	304	252
5.000%, 05/31/2026	573	547
5.000%, 07/15/2029	322	277
Hanesbrands
9.000%, 02/15/2031 (A)	87	83
Hilton Domestic Operating
5.750%, 05/01/2028 (A)	246	238
4.875%, 01/15/2030	50	46
4.000%, 05/01/2031 (A)	2,960	2,488
3.750%, 05/01/2029 (A)	2,409	2,083
3.625%, 02/15/2032 (A)	1,566	1,262
Hilton Worldwide Finance
4.875%, 04/01/2027	2,181	2,075
International Game Technology
6.250%, 01/15/2027 (A)	1,070	1,047
4.125%, 04/15/2026 (A)	1,400	1,317
Jacobs Entertainment
6.750%, 02/15/2029 (A)	2,951	2,598
Jaguar Land Rover Automotive
5.500%, 07/15/2029 (A)	2,350	2,009
KFC Holding
4.750%, 06/01/2027 (A)	2,306	2,191
Kohl's
4.625%, 05/01/2031	855	574
4.250%, 07/17/2025	570	529
LBM Acquisition
6.250%, 01/15/2029 (A)	2,884	2,365
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	2,470	2,100
LCPR Senior Secured Financing DAC
6.750%, 10/15/2027 (A)	1,997	1,834
Liberty Interactive
8.250%, 02/01/2030	4,905	1,585
Life Time
5.750%, 01/15/2026 (A)	1,365	1,323
Lions Gate Capital Holdings
5.500%, 04/15/2029 (A)	1,431	943
Lithia Motors
4.375%, 01/15/2031 (A)	1,041	861
3.875%, 06/01/2029 (A)	341	288
MajorDrive Holdings IV
6.375%, 06/01/2029 (A)	2,315	1,905
Marriott Ownership Resorts
4.500%, 06/15/2029 (A)	65	54
Mattamy Group
4.625%, 03/01/2030 (A)	713	607
Mattel
3.375%, 04/01/2026 (A)	1,570	1,452
McGraw-Hill Education
5.750%, 08/01/2028 (A)	2,165	1,868

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
MGM Resorts International
6.750%, 05/01/2025	$320	$318
5.750%, 06/15/2025	674	659
4.750%, 10/15/2028	2,891	2,547
Michaels
7.875%, 05/01/2029 (A)	2,240	1,462
Midcontinent Communications
5.375%, 08/15/2027 (A)	472	437
Midwest Gaming Borrower
4.875%, 05/01/2029 (A)	1,227	1,045
NCL
8.375%, 02/01/2028 (A)	61	62
5.875%, 03/15/2026 (A)	890	822
5.875%, 02/15/2027 (A)	1,544	1,468
NESCO Holdings II
5.500%, 04/15/2029 (A)	271	238
Newell Brands
6.625%, 09/15/2029	70	67
6.375%, 09/15/2027	200	191
6.375%, 04/01/2036	70	57
5.200%, 04/01/2026	410	386
Nordstrom
4.375%, 04/01/2030	134	103
PECF USS Intermediate Holding III
8.000%, 11/15/2029 (A)	2,340	1,269
PetSmart
7.750%, 02/15/2029 (A)	1,085	1,011
4.750%, 02/15/2028 (A)	1,335	1,169
PM General Purchaser
9.500%, 10/01/2028 (A)	348	323
QVC
4.850%, 04/01/2024	1,840	1,768
4.750%, 02/15/2027	835	512
4.450%, 02/15/2025	1,005	879
4.375%, 09/01/2028	873	458
Radiate Holdco
6.500%, 09/15/2028 (A)	2,305	1,210
4.500%, 09/15/2026 (A)	3,765	2,860
Raptor Acquisition
4.875%, 11/01/2026 (A)	233	218
Royal Caribbean Cruises
11.625%, 08/15/2027 (A)	2,461	2,670
11.500%, 06/01/2025 (A)	96	101
9.250%, 01/15/2029 (A)	225	238
8.250%, 01/15/2029 (A)	225	233
7.250%, 01/15/2030 (A)	165	164
5.500%, 08/31/2026 (A)	1,431	1,351
Service International
7.500%, 04/01/2027	640	650
4.000%, 05/15/2031	14	11
3.375%, 08/15/2030	61	49

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Shea Homes
4.750%, 04/01/2029	$825	$716
Shutterfly Finance
9.750%, 10/01/2027 (A)	83	83
8.500%cash/0% PIK, 10/01/2027 (A)	518	343
Six Flags Entertainment
7.250%, 05/15/2031 (A)	933	876
5.500%, 04/15/2027 (A)	90	83
Six Flags Theme Parks
7.000%, 07/01/2025 (A)	82	82
Sonic Automotive
4.625%, 11/15/2029 (A)	244	202
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)	2,628	2,457
SRS Distribution
6.125%, 07/01/2029 (A)	1,154	983
6.000%, 12/01/2029 (A)	1,133	951
4.625%, 07/01/2028 (A)	332	287
Staples
10.750%, 04/15/2027 (A)	580	340
7.500%, 04/15/2026 (A)	2,063	1,697
Station Casinos
4.500%, 02/15/2028 (A)	2,006	1,750
StoneMor
8.500%, 05/15/2029 (A)	2,130	1,752
Studio City
7.000%, 02/15/2027 (A)	475	448
Studio City Finance
5.000%, 01/15/2029 (A)	2,405	1,808
Superior Plus
4.500%, 03/15/2029 (A)	202	175
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/2028 (A)	1,200	1,080
Tempur Sealy International
4.000%, 04/15/2029 (A)	530	443
3.875%, 10/15/2031 (A)	1,351	1,042
Time Warner Entertainment
8.375%, 07/15/2033	1,028	1,105
Univision Communications
8.000%, 08/15/2028 (A)	177	172
7.375%, 06/30/2030 (A)	216	198
6.625%, 06/01/2027 (A)	40	37
4.500%, 05/01/2029 (A)	165	134
Vail Resorts
6.250%, 05/15/2025 (A)	437	435
Victoria's Secret
4.625%, 07/15/2029 (A)	2,659	1,928
Viking Cruises
9.125%, 07/15/2031 (A)	195	195
5.875%, 09/15/2027 (A)	2,030	1,853
Virgin Media Finance
5.000%, 07/15/2030 (A)	493	387

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Virgin Media Secured Finance
5.500%, 05/15/2029 (A)	$170	$151
4.500%, 08/15/2030 (A)	480	397
Virgin Media Vendor Financing Notes IV DAC
5.000%, 07/15/2028 (A)	2,212	1,909
Vista Outdoor
4.500%, 03/15/2029 (A)	408	341
VTR Comunicaciones
4.375%, 04/15/2029 (A)	305	168
VZ Secured Financing BV
5.000%, 01/15/2032 (A)	500	393
White Capital Buyer
6.875%, 10/15/2028 (A)	105	93
White Capital Parent
8.250%cash/0% PIK, 03/15/2026 (A)	2,275	2,195
Wolverine World Wide
4.000%, 08/15/2029 (A)	2,762	2,047
WW International
4.500%, 04/15/2029 (A)	1,440	1,012
Wynn Las Vegas
5.500%, 03/01/2025 (A)	730	718
Wynn Resorts Finance
5.125%, 10/01/2029 (A)	384	336
Yum! Brands
6.875%, 11/15/2037	1,065	1,081
5.375%, 04/01/2032	95	87
3.625%, 03/15/2031	2,335	1,922
Ziggo Bond BV
6.000%, 01/15/2027 (A)	363	332

		216,441

Consumer Staples — 2.7%
Albertsons
5.875%, 02/15/2028 (A)	125	120
4.875%, 02/15/2030 (A)	470	424
4.625%, 01/15/2027 (A)	1,285	1,213
3.500%, 03/15/2029 (A)	453	386
3.250%, 03/15/2026 (A)	196	182
B&G Foods
5.250%, 04/01/2025	552	542
Central Garden & Pet
5.125%, 02/01/2028	350	326
4.125%, 10/15/2030	242	202
4.125%, 04/30/2031 (A)	168	137
Chobani
4.625%, 11/15/2028 (A)	514	453
Coty
6.625%, 07/15/2030 (A)	511	499
5.000%, 04/15/2026 (A)	1,143	1,098
4.750%, 01/15/2029 (A)	1,945	1,754
Edgewell Personal Care
5.500%, 06/01/2028 (A)	310	286

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.125%, 04/01/2029 (A)	$192	$163
Energizer Holdings
6.500%, 12/31/2027 (A)	133	125
4.750%, 06/15/2028 (A)	474	410
4.375%, 03/31/2029 (A)	627	523
High Ridge Brands Co. (Escrow Security)
9.772%, 03/15/2025 (A)(B)	445	–
HLF Financing Sarl
4.875%, 06/01/2029 (A)	2,345	1,665
JBS USA LUX
5.500%, 01/15/2030	1,655	1,545
Lamb Weston Holdings
4.125%, 01/31/2030 (A)	1,430	1,223
LSF9 Atlantis Holdings
7.750%, 02/15/2026 (A)	3,373	3,063
New Albertsons
8.700%, 05/01/2030	955	1,006
8.000%, 05/01/2031	910	935
Performance Food Group
6.875%, 05/01/2025 (A)	50	50
5.500%, 10/15/2027 (A)	360	341
4.250%, 08/01/2029 (A)	465	402
Post Holdings
5.750%, 03/01/2027 (A)	15	15
5.625%, 01/15/2028 (A)	1,444	1,365
5.500%, 12/15/2029 (A)	2,577	2,336
4.625%, 04/15/2030 (A)	83	71
Rite Aid
8.000%, 11/15/2026 (A)	3,047	1,793
7.500%, 07/01/2025 (A)	846	499
Sigma Holdco BV
7.875%, 05/15/2026 (A)	3,082	2,583
Spectrum Brands
5.500%, 07/15/2030 (A)	617	559
5.000%, 10/01/2029 (A)	100	91
3.875%, 03/15/2031 (A)	93	75
Triton Water Holdings
6.250%, 04/01/2029 (A)	3,094	2,529
US Foods
6.875%, 09/15/2028 (A)	1,796	1,792
4.625%, 06/01/2030 (A)	230	200

		32,981

Energy — 10.2%
Aethon United BR
8.250%, 02/15/2026 (A)	1,216	1,206
Antero Midstream Partners
7.875%, 05/15/2026 (A)	323	326
5.750%, 03/01/2027 (A)	50	48
5.750%, 01/15/2028 (A)	295	278
5.375%, 06/15/2029 (A)	246	225

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Antero Resources
8.375%, 07/15/2026 (A)	$260	$268
7.625%, 02/01/2029 (A)	742	752
5.375%, 03/01/2030 (A)	1,030	949
Apache
5.100%, 09/01/2040	2,111	1,677
Archrock Partners
6.875%, 04/01/2027 (A)	275	266
6.250%, 04/01/2028 (A)	1,462	1,361
Ascent Resources Utica Holdings
8.250%, 12/31/2028 (A)	1,623	1,606
7.000%, 11/01/2026 (A)	1,238	1,209
5.875%, 06/30/2029 (A)	1,250	1,124
Baytex Energy
8.750%, 04/01/2027 (A)	325	330
8.500%, 04/30/2030 (A)	315	319
Blue Racer Midstream
7.625%, 12/15/2025 (A)	2,721	2,731
Buckeye Partners
4.500%, 03/01/2028 (A)	400	351
4.125%, 03/01/2025 (A)	230	218
4.125%, 12/01/2027	135	119
California Resources
7.125%, 02/01/2026 (A)	374	376
Callon Petroleum
8.000%, 08/01/2028 (A)	225	225
7.500%, 06/15/2030 (A)	1,035	1,004
Cheniere Energy Partners
4.000%, 03/01/2031	389	332
3.250%, 01/31/2032	260	207
Chesapeake Energy
7.500%, 10/01/2026 (B)(D)	2,515	47
7.000%, 10/01/2024 (B)(D)	1,135	23
Chesapeake Energy Corp
6.750%, 04/15/2029 (A)	2,585	2,530
Chord Energy Corp
6.375%, 06/01/2026 (A)	274	269
CITGO Petroleum
6.375%, 06/15/2026 (A)	1,025	1,012
Civitas Resources
8.750%, 07/01/2031 (A)	1,959	2,001
8.375%, 07/01/2028 (A)	314	320
CNX Midstream Partners
4.750%, 04/15/2030 (A)	54	45
CNX Resources
7.375%, 01/15/2031 (A)	147	144
Comstock Resources
6.750%, 03/01/2029 (A)	4,639	4,267
5.875%, 01/15/2030 (A)	157	136
Crescent Energy Finance
9.250%, 02/15/2028 (A)	839	856
7.250%, 05/01/2026 (A)	815	799

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crestwood Midstream Partners
8.000%, 04/01/2029 (A)	$698	$716
7.375%, 02/01/2031 (A)	97	99
Delek Logistics Partners
6.750%, 05/15/2025	811	795
Diamond Foreign Asset
8.500%, 10/01/2030 (A)	138	138
DT Midstream
4.375%, 06/15/2031 (A)	103	87
4.125%, 06/15/2029 (A)	205	177
Earthstone Energy Holdings
8.000%, 04/15/2027 (A)	1,040	1,064
Encino Acquisition Partners Holdings
8.500%, 05/01/2028 (A)	2,347	2,254
Energy Transfer
5.500%, 06/01/2027	1,564	1,538
EnLink Midstream
6.500%, 09/01/2030 (A)	93	90
5.375%, 06/01/2029	2,996	2,772
EnLink Midstream Partners
5.600%, 04/01/2044	955	793
Enviva Partners
6.500%, 01/15/2026 (A)	2,475	2,017
EQM Midstream Partners
7.500%, 06/01/2027 (A)	2,174	2,178
7.500%, 06/01/2030 (A)	134	135
6.500%, 07/01/2027 (A)	712	695
6.500%, 07/15/2048	2,443	2,148
6.000%, 07/01/2025 (A)	67	66
4.750%, 01/15/2031 (A)	1,104	950
4.500%, 01/15/2029 (A)	1,629	1,450
Genesis Energy
8.875%, 04/15/2030	357	349
8.000%, 01/15/2027	752	725
7.750%, 02/01/2028	1,508	1,429
6.500%, 10/01/2025	20	20
Greenfire Resources
12.000%, 10/01/2028 (A)	1,415	1,392
Gulfport Energy Corp
8.000%, 05/17/2026 (A)	1,025	1,027
Gulfport Energy Operating (Escrow Security)
6.375%, 05/15/2025 (D)	183	–
6.375%, 01/15/2026 (B)	585	1
6.000%, 10/15/2024 (B)	215	–
Harvest Midstream I
7.500%, 09/01/2028 (A)	1,000	967
Hess Midstream Operations
5.625%, 02/15/2026 (A)	330	319
5.500%, 10/15/2030 (A)	415	377
4.250%, 02/15/2030 (A)	1,777	1,498
Hilcorp Energy I
6.250%, 11/01/2028 (A)	10	9

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.250%, 04/15/2032 (A)	$85	$76
6.000%, 04/15/2030 (A)	101	91
Holly Energy Partners
6.375%, 04/15/2027 (A)	160	157
Howard Midstream Energy Partners
8.875%, 07/15/2028 (A)	210	212
6.750%, 01/15/2027 (A)	3,055	2,902
ITT Holdings
6.500%, 08/01/2029 (A)	2,778	2,355
Kinetik Holdings
5.875%, 06/15/2030 (A)	129	121
Moss Creek Resources Holdings
10.500%, 05/15/2027 (A)	36	36
7.500%, 01/15/2026 (A)	2,964	2,871
Nabors Industries
7.250%, 01/15/2026 (A)	93	90
5.750%, 02/01/2025	325	318
New Fortress Energy
6.750%, 09/15/2025 (A)	1,403	1,339
6.500%, 09/30/2026 (A)	2,246	2,068
NGL Energy Operating
7.500%, 02/01/2026 (A)	2,146	2,122
NGL Energy Partners
6.125%, 03/01/2025	1,540	1,512
Northern Oil and Gas
8.750%, 06/15/2031 (A)	565	569
8.125%, 03/01/2028 (A)	1,749	1,747
Northriver Midstream Finance
5.625%, 02/15/2026 (A)	1,240	1,182
NuStar Logistics
6.375%, 10/01/2030	685	649
6.000%, 06/01/2026	255	247
5.750%, 10/01/2025	114	111
5.625%, 04/28/2027	115	110
Occidental Petroleum
8.875%, 07/15/2030	338	380
6.625%, 09/01/2030	150	152
PBF Holding
7.875%, 09/15/2030 (A)	1,755	1,748
Precision Drilling
7.125%, 01/15/2026 (A)	340	336
6.875%, 01/15/2029 (A)	61	58
Range Resources
8.250%, 01/15/2029	407	417
4.875%, 05/15/2025	285	277
Rockcliff Energy II
5.500%, 10/15/2029 (A)	2,497	2,247
Rockies Express Pipeline
4.800%, 05/15/2030 (A)	1,239	1,069
Seventy Seven Operating (Escrow Security)
6.625%, 01/15/2020 (B)(D)	1,869	–

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Shelf Drilling Holdings
9.625%, 04/15/2029 (A)	$1,210	$1,197
Sitio Royalties Operating Partnership
7.875%, 11/01/2028 (A)	2,015	2,020
SM Energy
6.750%, 09/15/2026	514	505
6.625%, 01/15/2027	73	71
6.500%, 07/15/2028	113	108
5.625%, 06/01/2025	295	289
Southwestern Energy
5.375%, 02/01/2029	32	30
5.375%, 03/15/2030	289	263
4.750%, 02/01/2032	63	54
Strathcona Resources
6.875%, 08/01/2026 (A)	2,255	2,125
Summit Midstream Holdings
9.000%, 10/15/2026 (A)(F)	159	152
5.750%, 04/15/2025	2,095	1,959
Sunoco
5.875%, 03/15/2028	1,585	1,521
4.500%, 05/15/2029	1,248	1,095
4.500%, 04/30/2030	1,347	1,166
Tallgrass Energy Partners
7.500%, 10/01/2025 (A)	386	385
6.000%, 03/01/2027 (A)	270	254
6.000%, 12/31/2030 (A)	4,335	3,826
6.000%, 09/01/2031 (A)	722	629
5.500%, 01/15/2028 (A)	70	64
Targa Resources Partners
6.875%, 01/15/2029	192	192
6.500%, 07/15/2027	523	527
4.875%, 02/01/2031	250	224
4.000%, 01/15/2032	167	141
TerraForm Power Operating
5.000%, 01/31/2028 (A)	3,107	2,820
4.750%, 01/15/2030 (A)	375	320
Transocean
11.500%, 01/30/2027 (A)	915	960
8.750%, 02/15/2030 (A)	83	85
8.000%, 02/01/2027 (A)	1,780	1,713
7.500%, 04/15/2031	510	442
7.250%, 11/01/2025 (A)	3,080	3,026
6.800%, 03/15/2038	1,927	1,466
Transocean Titan Financing
8.375%, 02/01/2028 (A)	58	59
Valaris
8.375%, 04/30/2030 (A)	124	124
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)	1,205	989
3.875%, 08/15/2029 (A)	255	214
3.875%, 11/01/2033 (A)	435	338

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Venture Global LNG
8.125%, 06/01/2028 (A)	$4,316	$4,273
Vital Energy
10.125%, 01/15/2028	100	102
9.750%, 10/15/2030	90	92
Weatherford International
8.625%, 04/30/2030 (A)	1,657	1,670
Western Midstream Operating
5.250%, 02/01/2050	2,924	2,278

		125,568

Financials — 7.7%
Acrisure
10.125%, 08/01/2026 (A)	1,211	1,242
7.000%, 11/15/2025 (A)	854	829
4.250%, 02/15/2029 (A)	807	678
AG Issuer
6.250%, 03/01/2028 (A)	1,208	1,128
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)	1,505	1,400
Armor Holdco
8.500%, 11/15/2029 (A)	1,845	1,606
AssuredPartners
5.625%, 01/15/2029 (A)	2,520	2,182
Blackstone Mortgage Trust
3.750%, 01/15/2027 (A)	984	827
Blackstone Private Credit Fund
2.625%, 12/15/2026	2,248	1,935
Block
3.500%, 06/01/2031	296	233
2.750%, 06/01/2026	135	121
Blue Owl Capital
3.400%, 07/15/2026	1,587	1,423
Bread Financial Holdings
4.750%, 12/15/2024 (A)	840	814
BroadStreet Partners
5.875%, 04/15/2029 (A)	2,520	2,223
Brookfield Property REIT
4.500%, 04/01/2027 (A)	5,029	4,191
Citigroup
3.875%, H15T5Y + 3.417%(G)(H)	854	729
Coinbase Global
3.625%, 10/01/2031 (A)	80	53
3.375%, 10/01/2028 (A)	1,498	1,079
Comerica Bank
2.500%, 07/23/2024	854	817
CPI CG
8.625%, 03/15/2026 (A)	1,328	1,308
Finance of America Funding
7.875%, 11/15/2025 (A)	4,607	3,799
FirstCash
5.625%, 01/01/2030 (A)	2,135	1,921

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Freedom Mortgage
12.000%, 10/01/2028 (A)	$575	$585
7.625%, 05/01/2026 (A)	1,235	1,151
6.625%, 01/15/2027 (A)	355	312
GTCR W-2 Merger Sub
7.500%, 01/15/2031 (A)	1,146	1,148
HAT Holdings I
6.000%, 04/15/2025 (A)	957	931
3.750%, 09/15/2030 (A)	910	696
3.375%, 06/15/2026 (A)	577	513
Hunt
5.250%, 04/15/2029 (A)	953	748
JPMorgan Chase
5.000%, TSFR3M + 3.380%(G)(H)	856	827
Ladder Capital Finance Holdings LLLP
5.250%, 10/01/2025 (A)	857	825
4.750%, 06/15/2029 (A)	1,225	990
4.250%, 02/01/2027 (A)	2,653	2,320
LD Holdings Group
6.500%, 11/01/2025 (A)	2,430	2,018
6.125%, 04/01/2028 (A)	2,689	1,694
LPL Holdings
4.625%, 11/15/2027 (A)	1,568	1,449
4.375%, 05/15/2031 (A)	1,267	1,084
4.000%, 03/15/2029 (A)	130	113
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)	2,050	1,770
5.625%, 01/15/2030 (A)	1,451	1,125
MPH Acquisition Holdings
5.750%, 11/01/2028 (A)	414	311
5.500%, 09/01/2028 (A)	271	230
MSCI
4.000%, 11/15/2029 (A)	1,902	1,670
Nationstar Mortgage Holdings
6.000%, 01/15/2027 (A)	60	57
5.750%, 11/15/2031 (A)	270	223
5.500%, 08/15/2028 (A)	2,341	2,065
5.125%, 12/15/2030 (A)	138	112
5.000%, 02/01/2026 (A)	853	797
Navient
9.375%, 07/25/2030	1,420	1,400
NFP
6.875%, 08/15/2028 (A)	2,345	2,009
OneMain Finance
9.000%, 01/15/2029	404	402
7.125%, 03/15/2026	2,326	2,278
6.625%, 01/15/2028	262	242
5.375%, 11/15/2029	1,050	879
4.000%, 09/15/2030	1,279	960
3.875%, 09/15/2028	253	203
3.500%, 01/15/2027	440	377

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Osaic Holdings
10.750%, 08/01/2027 (A)	$2,350	$2,364
Paysafe Finance
4.000%, 06/15/2029 (A)	540	453
PennyMac Financial Services
5.750%, 09/15/2031 (A)	425	348
5.375%, 10/15/2025 (A)	561	533
4.250%, 02/15/2029 (A)	4,968	4,020
PRA Group
5.000%, 10/01/2029 (A)	1,882	1,429
Rithm Capital
6.250%, 10/15/2025 (A)	1,832	1,738
Rocket Mortgage
4.000%, 10/15/2033 (A)	2,302	1,738
3.625%, 03/01/2029 (A)	1,987	1,643
2.875%, 10/15/2026 (A)	918	809
Sabre GLBL
11.250%, 12/15/2027 (A)	2,940	2,698
Starwood Property Trust
3.625%, 07/15/2026 (A)	815	723
United Wholesale Mortgage
5.750%, 06/15/2027 (A)	1,374	1,243
5.500%, 11/15/2025 (A)	1,788	1,701
5.500%, 04/15/2029 (A)	142	120
VistaJet Malta Finance
6.375%, 02/01/2030 (A)	8,383	6,475
WeWork
15.000%cash/0% PIK, 08/15/2027 (A)(B)	1,853	903
11.000%cash/0% PIK, 08/15/2027 (A)(B)	2,325	233

		94,223

Health Care — 6.4%
180 Medical Inc
3.875%, 10/15/2029 (A)	200	169
Acadia Healthcare
5.500%, 07/01/2028 (A)	441	410
5.000%, 04/15/2029 (A)	610	549
AHP Health Partners
5.750%, 07/15/2029 (A)	251	211
Air Methods
8.000%, 05/15/2025 (A)	4,269	21
Akumin
7.000%, 11/01/2025 (A)(C)	3,955	2,966
Akumin Escrow
7.500%, 08/01/2028 (A)(C)	1,230	816
AthenaHealth Group
6.500%, 02/15/2030 (A)	175	146
Avantor Funding
4.625%, 07/15/2028 (A)	549	501
3.875%, 11/01/2029 (A)	2,166	1,851

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bausch & Lomb Escrow
8.375%, 10/01/2028 (A)	$855	$858
Bausch Health
14.000%, 10/15/2030 (A)	536	316
11.000%, 09/30/2028 (A)	1,607	1,090
9.000%, 12/15/2025 (A)	2,355	2,142
6.125%, 02/01/2027 (A)	859	534
5.750%, 08/15/2027 (A)	220	131
5.500%, 11/01/2025 (A)	1,545	1,368
5.250%, 01/30/2030 (A)	2,780	1,044
5.250%, 02/15/2031 (A)	193	74
5.000%, 01/30/2028 (A)	215	88
5.000%, 02/15/2029 (A)	445	169
4.875%, 06/01/2028 (A)	910	518
Bausch Health Americas
9.250%, 04/01/2026 (A)	390	353
8.500%, 01/31/2027 (A)	444	225
Centene
4.625%, 12/15/2029	832	749
Charles River Laboratories International
4.000%, 03/15/2031 (A)	1,015	859
3.750%, 03/15/2029 (A)	385	330
CHS
8.000%, 03/15/2026 (A)	555	529
6.875%, 04/15/2029 (A)	1,200	637
6.125%, 04/01/2030 (A)	214	109
6.000%, 01/15/2029 (A)	255	206
5.625%, 03/15/2027 (A)	2,856	2,450
5.250%, 05/15/2030 (A)	1,082	822
4.750%, 02/15/2031 (A)	1,671	1,183
DaVita
4.625%, 06/01/2030 (A)	525	431
3.750%, 02/15/2031 (A)	588	447
Embecta
6.750%, 02/15/2030 (A)	335	274
5.000%, 02/15/2030 (A)	2,110	1,646
Emergent BioSolutions
3.875%, 08/15/2028 (A)	307	128
Encompass Health
4.750%, 02/01/2030	1,516	1,341
4.625%, 04/01/2031	450	381
4.500%, 02/01/2028	430	392
Endo DAC
9.500%, 07/31/2027 (A)(B)	1,406	99
6.000%, 06/30/2028 (A)(B)	1,302	91
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)(B)	1,485	1,051
Envision Healthcare
8.750%, 10/15/2026 (A)(B)	1,825	89
Global Medical Response
6.500%, 10/01/2025 (A)	4,238	2,871

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Grifols
4.750%, 10/15/2028 (A)	$1,722	$1,468
HCA
3.500%, 09/01/2030	1,676	1,418
Heartland Dental
10.500%, 04/30/2028 (A)	1,565	1,575
Hologic
3.250%, 02/15/2029 (A)	263	222
IQVIA
5.000%, 10/15/2026 (A)	805	770
5.000%, 05/15/2027 (A)	2,012	1,896
Legacy LifePoint Health
4.375%, 02/15/2027 (A)	135	116
LifePoint Health
5.375%, 01/15/2029 (A)	1,333	931
Mallinckrodt International Finance
11.500%, 12/15/2028 (A)(B)	575	511
10.000%, 06/15/2029 (A)(B)	236	17
Medline Borrower
5.250%, 10/01/2029 (A)	1,170	1,012
3.875%, 04/01/2029 (A)	3,479	2,941
Molina Healthcare
4.375%, 06/15/2028 (A)	2,416	2,165
3.875%, 11/15/2030 (A)	1,825	1,510
Monitronics International
9.125%, 04/01/2020 (B)(D)	3,385	–
Option Care Health
4.375%, 10/31/2029 (A)	1,104	954
Organon
5.125%, 04/30/2031 (A)	1,403	1,124
4.125%, 04/30/2028 (A)	781	679
Owens & Minor
6.625%, 04/01/2030 (A)	270	239
4.500%, 03/31/2029 (A)	307	253
Par Pharmaceutical
7.500%, 04/01/2027 (A)(B)	1,373	975
Pediatrix Medical Group
5.375%, 02/15/2030 (A)	1,775	1,563
Prime Security Services Borrower
3.375%, 08/31/2027 (A)	684	599
Radiology Partners
9.250%, 02/01/2028 (A)	3,033	1,198
RegionalCare Hospital Partners Holdings
9.750%, 12/01/2026 (A)	567	549
RP Escrow Issuer
5.250%, 12/15/2025 (A)	8,711	6,319
Tenet Healthcare
6.750%, 05/15/2031 (A)	752	725
6.250%, 02/01/2027	447	432
6.125%, 10/01/2028	3,888	3,650
6.125%, 06/15/2030	1,976	1,853
5.125%, 11/01/2027	673	626

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.875%, 01/01/2026	$3,531	$3,383
4.625%, 06/15/2028	2,434	2,191
4.375%, 01/15/2030	800	688
4.250%, 06/01/2029	51	44

		78,261

Industrials — 8.2%
ACCO Brands
4.250%, 03/15/2029 (A)	545	456
Allegiant Travel
7.250%, 08/15/2027 (A)	858	808
Allied Universal Holdco
6.625%, 07/15/2026 (A)	899	852
4.625%, 06/01/2028 (A)	400	333
Allison Transmission
5.875%, 06/01/2029 (A)	210	198
4.750%, 10/01/2027 (A)	1,546	1,427
3.750%, 01/30/2031 (A)	250	202
American Airlines
5.750%, 04/20/2029 (A)	4,916	4,572
5.500%, 04/20/2026 (A)	1,358	1,326
American Builders & Contractors Supply
4.000%, 01/15/2028 (A)	1,046	927
APi Group DE
4.750%, 10/15/2029 (A)	135	118
4.125%, 07/15/2029 (A)	214	180
Artera Services
9.033%, 12/04/2025 (A)	1,408	1,299
Avianca Midco 2
9.000%, 12/01/2028 (A)	1,763	1,498
Avis Budget Car Rental
5.750%, 07/15/2027 (A)	1,135	1,073
5.375%, 03/01/2029 (A)	558	496
4.750%, 04/01/2028 (A)	60	53
Beacon Roofing Supply
4.500%, 11/15/2026 (A)	1,350	1,260
Bombardier
7.875%, 04/15/2027 (A)	2,011	1,962
7.500%, 03/15/2025 (A)	175	174
7.500%, 02/01/2029 (A)	853	810
Builders FirstSource
6.375%, 06/15/2032 (A)	241	227
4.250%, 02/01/2032 (A)	203	166
BWX Technologies
4.125%, 06/30/2028 (A)	762	674
4.125%, 04/15/2029 (A)	969	848
Camelot Return Merger Sub
8.750%, 08/01/2028 (A)	1,750	1,688
Chart Industries
9.500%, 01/01/2031 (A)	1,897	2,016
7.500%, 01/01/2030 (A)	134	135

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Clean Harbors
6.375%, 02/01/2031 (A)	$569	$553
Conduent Business Services
6.000%, 11/01/2029 (A)	310	265
CoreCivic
8.250%, 04/15/2026	347	352
CP Atlas Buyer
7.000%, 12/01/2028 (A)	1,857	1,456
Deluxe
8.000%, 06/01/2029 (A)	2,480	2,046
Emerald Debt Merger Sub
6.625%, 12/15/2030 (A)	3,116	3,000
EnPro Industries
5.750%, 10/15/2026	232	222
Enviri
5.750%, 07/31/2027 (A)	465	409
First Student Bidco
4.000%, 07/31/2029 (A)	15	13
Garda World Security
9.500%, 11/01/2027 (A)	315	301
6.000%, 06/01/2029 (A)	242	198
GFL Environmental
5.125%, 12/15/2026 (A)	335	319
4.750%, 06/15/2029 (A)	2,291	2,037
4.375%, 08/15/2029 (A)	1,264	1,098
4.000%, 08/01/2028 (A)	679	593
3.500%, 09/01/2028 (A)	1,415	1,218
Global Infrastructure Solutions
7.500%, 04/15/2032 (A)	175	150
5.625%, 06/01/2029 (A)	332	273
GrafTech Finance
4.625%, 12/15/2028 (A)	955	738
GrafTech Global Enterprises
9.875%, 12/15/2028 (A)	918	870
Griffon
5.750%, 03/01/2028	500	454
H&E Equipment Services
3.875%, 12/15/2028 (A)	2,285	1,951
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	1,168	1,051
Hertz
5.000%, 12/01/2029 (A)	633	496
4.625%, 12/01/2026 (A)	888	787
Hertz (Escrow Security)
7.125%, 08/01/2026 (A)(B)	465	39
6.000%, 01/15/2028 (A)(B)	450	36
5.500%, 10/15/2024 (A)(B)	559	17
Icahn Enterprises
5.250%, 05/15/2027	1,145	1,006
4.750%, 09/15/2024	1,342	1,293
JELD-WEN
4.875%, 12/15/2027 (A)	250	221

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.625%, 12/15/2025 (A)	$145	$139
Korn Ferry
4.625%, 12/15/2027 (A)	1,697	1,561
Madison IAQ
5.875%, 06/30/2029 (A)	1,098	884
4.125%, 06/30/2028 (A)	170	147
Masonite International
5.375%, 02/01/2028 (A)	298	277
MasTec
4.500%, 08/15/2028 (A)	433	389
Mileage Plus Holdings
6.500%, 06/20/2027 (A)	1,886	1,869
MIWD Holdco II
5.500%, 02/01/2030 (A)	221	183
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(D)	5,936	–
Neptune Bidco US
9.290%, 04/15/2029 (A)	569	515
PGT Innovations
4.375%, 10/01/2029 (A)	1,125	1,037
Pitney Bowes
7.250%, 03/15/2029 (A)	1,615	1,185
6.875%, 03/15/2027 (A)	1,095	862
Prime Security Services Borrower
5.750%, 04/15/2026 (A)	1,189	1,154
Regal Rexnord
6.400%, 04/15/2033 (A)	178	171
6.300%, 02/15/2030 (A)	127	123
6.050%, 04/15/2028 (A)	300	292
Ritchie Bros Holdings
7.750%, 03/15/2031 (A)	859	872
6.750%, 03/15/2028 (A)	721	719
Rolls-Royce
5.750%, 10/15/2027 (A)	1,431	1,381
Science Applications International
4.875%, 04/01/2028 (A)	1,172	1,064
Sensata Technologies
4.000%, 04/15/2029 (A)	816	703
3.750%, 02/15/2031 (A)	20	16
Signature Aviation US Holdings
4.000%, 03/01/2028 (A)	1,133	1,008
Spirit AeroSystems
9.375%, 11/30/2029 (A)	170	173
7.500%, 04/15/2025 (A)	1,119	1,098
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	1,374	1,373
SPX FLOW
8.750%, 04/01/2030 (A)	1,176	1,087
SS&C Technologies
5.500%, 09/30/2027 (A)	607	573
Standard Industries
5.000%, 02/15/2027 (A)	2,301	2,133

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.750%, 01/15/2028 (A)	$778	$702
4.375%, 07/15/2030 (A)	2,281	1,889
3.375%, 01/15/2031 (A)	88	68
Stericycle
3.875%, 01/15/2029 (A)	284	245
Team Health Holdings
6.375%, 02/01/2025 (A)	2,667	2,056
Terex
5.000%, 05/15/2029 (A)	335	300
TK Elevator US Newco
5.250%, 07/15/2027 (A)	1,548	1,419
TransDigm
6.875%, 12/15/2030 (A)	3,160	3,098
6.750%, 08/15/2028 (A)	668	658
6.250%, 03/15/2026 (A)	2,865	2,815
5.500%, 11/15/2027	1,982	1,856
TriNet Group
7.125%, 08/15/2031 (A)	172	170
Triumph Group
9.000%, 03/15/2028 (A)	108	107
7.750%, 08/15/2025	280	266
Tutor Perini
6.875%, 05/01/2025 (A)	2,787	2,548
Uber Technologies
7.500%, 09/15/2027 (A)	135	136
4.500%, 08/15/2029 (A)	249	223
United Airlines
4.625%, 04/15/2029 (A)	1,968	1,692
4.375%, 04/15/2026 (A)	1,562	1,444
United Rentals North America
6.000%, 12/15/2029 (A)	1,173	1,142
5.250%, 01/15/2030	1,650	1,526
4.000%, 07/15/2030	850	725
3.875%, 11/15/2027	1,719	1,556
US Airways Pass Through Trust
3.950%, 11/15/2025	379	359
VistaJet Malta Finance
9.500%, 06/01/2028 (A)	602	528
Wesco Aircraft Holdings
13.125%, 11/15/2027 (A)(B)	100	3
9.000%, 11/15/2026 (A)(B)	599	57
WESCO Distribution
7.250%, 06/15/2028 (A)	473	475
7.125%, 06/15/2025 (A)	361	362
XPO
6.250%, 06/01/2028 (A)	150	145

		100,798

Information Technology — 3.8%
ACI Worldwide
5.750%, 08/15/2026 (A)	394	382

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ahead DB Holdings
6.625%, 05/01/2028 (A)	$2,292	$1,936
ams-OSRAM
7.000%, 07/31/2025 (A)	1,617	1,594
Arches Buyer
6.125%, 12/01/2028 (A)	84	68
4.250%, 06/01/2028 (A)	218	186
Black Knight InfoServ
3.625%, 09/01/2028 (A)	859	769
Ciena
4.000%, 01/31/2030 (A)	1,085	918
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	184	157
3.875%, 07/01/2028 (A)	164	142
Coherent
5.000%, 12/15/2029 (A)	3,050	2,645
CommScope
8.250%, 03/01/2027 (A)	5,614	3,669
7.125%, 07/01/2028 (A)	2,085	1,247
6.000%, 03/01/2026 (A)	810	756
4.750%, 09/01/2029 (A)	389	286
CommScope Technologies
6.000%, 06/15/2025 (A)	1,981	1,886
5.000%, 03/15/2027 (A)	200	113
Consensus Cloud Solutions
6.500%, 10/15/2028 (A)	2,060	1,756
Crowdstrike Holdings
3.000%, 02/15/2029	926	780
Elastic
4.125%, 07/15/2029 (A)	1,503	1,280
Entegris
4.375%, 04/15/2028 (A)	182	162
3.625%, 05/01/2029 (A)	786	668
Entegris Escrow
5.950%, 06/15/2030 (A)	247	229
4.750%, 04/15/2029 (A)	3,337	3,000
Fair Isaac
4.000%, 06/15/2028 (A)	1,431	1,279
Go Daddy Operating
5.250%, 12/01/2027 (A)	951	897
3.500%, 03/01/2029 (A)	2,351	1,978
Imola Merger
4.750%, 05/15/2029 (A)	813	713
ION Trading Technologies Sarl
5.750%, 05/15/2028 (A)	2,145	1,870
NCR
6.125%, 09/01/2029 (A)	305	313
5.750%, 09/01/2027 (A)	455	458
5.125%, 04/15/2029 (A)	323	285
5.000%, 10/01/2028 (A)	147	131
NCR Atleos Escrow
9.500%, 04/01/2029 (A)	279	270

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ON Semiconductor
3.875%, 09/01/2028 (A)	$471	$417
Open Text Holdings
4.125%, 02/15/2030 (A)	1,842	1,541
Presidio Holdings
4.875%, 02/01/2027 (A)	260	240
RingCentral
8.500%, 08/15/2030 (A)	204	197
Seagate HDD Cayman
8.500%, 07/15/2031 (A)	40	41
8.250%, 12/15/2029 (A)	162	166
3.375%, 07/15/2031	829	578
Sprint
7.625%, 02/15/2025	1,898	1,926
Synaptics
4.000%, 06/15/2029 (A)	2,310	1,906
Veritas US
7.500%, 09/01/2025 (A)	2,235	1,867
ViaSat
6.500%, 07/15/2028 (A)	2,175	1,506
5.625%, 09/15/2025 (A)	1,413	1,306
Western Digital
4.750%, 02/15/2026	1,375	1,310
Xerox Holdings
5.500%, 08/15/2028 (A)	1,423	1,197

		47,021

Materials — 7.3%
Alcoa Nederland Holding BV
5.500%, 12/15/2027 (A)	600	570
ARD Finance
6.500%cash/0% PIK, 06/30/2027 (A)	3,114	2,349
Ardagh Metal Packaging Finance USA
3.250%, 09/01/2028 (A)	840	700
Ardagh Packaging Finance
5.250%, 04/30/2025 (A)	1,258	1,226
5.250%, 08/15/2027 (A)	2,548	2,126
4.125%, 08/15/2026 (A)	845	773
Ashland
6.875%, 05/15/2043	851	815
ASP Unifrax Holdings
5.250%, 09/30/2028 (A)	3,028	2,156
ATI
7.250%, 08/15/2030	147	146
5.875%, 12/01/2027	174	165
5.125%, 10/01/2031	80	69
4.875%, 10/01/2029	160	141
Axalta Coating Systems
4.750%, 06/15/2027 (A)	394	366
3.375%, 02/15/2029 (A)	205	171
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	2,725	2,652

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ball
6.000%, 06/15/2029	$1,778	$1,726
3.125%, 09/15/2031	1,150	901
2.875%, 08/15/2030	1,751	1,387
Big River Steel
6.625%, 01/31/2029 (A)	298	294
Carpenter Technology
7.625%, 03/15/2030	60	60
6.375%, 07/15/2028	184	178
CF Industries
5.150%, 03/15/2034	1,619	1,488
Chemours
5.750%, 11/15/2028 (A)	1,539	1,335
4.625%, 11/15/2029 (A)	1,208	972
Cleveland-Cliffs
6.750%, 04/15/2030 (A)	1,009	943
Cleveland-Cliffs Inc
4.625%, 03/01/2029 (A)	213	186
Clydesdale Acquisition Holdings
8.750%, 04/15/2030 (A)	772	662
Compass Minerals International
6.750%, 12/01/2027 (A)	2,157	2,044
Cornerstone Chemical
13.000%, 08/26/2024 (C)(D)	703	703
10.250%cash/0% PIK, 09/01/2027 (A)(B)(C)(D)	7,095	4,257
CVR Partners
6.125%, 06/15/2028 (A)	1,301	1,169
Domtar
6.750%, 10/01/2028 (A)	2,940	2,435
Element Solutions
3.875%, 09/01/2028 (A)	2,462	2,125
ERO Copper
6.500%, 02/15/2030 (A)	2,010	1,729
First Quantum Minerals
8.625%, 06/01/2031 (A)	1,229	1,223
7.500%, 04/01/2025 (A)	707	706
6.875%, 10/15/2027 (A)	2,349	2,253
FMG Resources August 2006 PTY
4.500%, 09/15/2027 (A)	772	699
Freeport-McMoRan
5.450%, 03/15/2043	300	256
5.400%, 11/14/2034	925	846
Glatfelter
4.750%, 11/15/2029 (A)	154	101
Graham Packaging
7.125%, 08/15/2028 (A)	185	155
INEOS Finance
6.750%, 05/15/2028 (A)	200	187
INEOS Quattro Finance II
3.375%, 01/15/2026 (A)	1,304	1,188

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Innophos Holdings
9.375%, 02/15/2028 (A)	$2,550	$2,443
Knife River
7.750%, 05/01/2031 (A)	90	90
LABL
10.500%, 07/15/2027 (A)	295	277
6.750%, 07/15/2026 (A)	1,167	1,131
LSB Industries
6.250%, 10/15/2028 (A)	1,640	1,486
Mauser Packaging Solutions Holding
9.250%, 04/15/2027 (A)	490	428
7.875%, 08/15/2026 (A)	1,030	994
Methanex
5.125%, 10/15/2027	1,361	1,255
Mountain Province Diamonds
9.000%, 12/15/2025 (A)(D)	1,989	1,939
Neiman Marcus Group (Escrow Security)
8.750%cash/0% PIK, 10/15/2022 (A)(B)(D)	762	96
8.000%, 10/15/2022 (A)(B)(D)	820	103
NMG Holding
7.125%, 04/01/2026 (A)	615	577
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)(D)	2,115	–
NOVA Chemicals
5.250%, 06/01/2027 (A)	550	476
5.000%, 05/01/2025 (A)	859	809
4.875%, 06/01/2024 (A)	300	295
4.250%, 05/15/2029 (A)	213	166
Novelis
4.750%, 01/30/2030 (A)	275	238
3.875%, 08/15/2031 (A)	2,020	1,613
3.250%, 11/15/2026 (A)	735	657
OI European Group BV
4.750%, 02/15/2030 (A)	2,060	1,792
Olympus Water US Holding
9.750%, 11/15/2028 (A)	1,438	1,435
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	352	343
Pactiv Evergreen Group Issuer
4.000%, 10/15/2027 (A)	1,093	970
Polar US Borrower
6.750%, 05/15/2026 (A)	2,046	1,023
Rain Carbon
12.250%, 09/01/2029 (A)	1,150	1,206
Rain CII Carbon
7.250%, 04/01/2025 (A)	33	32
SCIH Salt Holdings
6.625%, 05/01/2029 (A)	4,158	3,563
4.875%, 05/01/2028 (A)	195	172
Scotts Miracle-Gro
4.500%, 10/15/2029	420	344

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.375%, 02/01/2032	$212	$159
4.000%, 04/01/2031	470	359
Sealed Air
6.125%, 02/01/2028 (A)	1,436	1,391
Smyrna Ready Mix Concrete
6.000%, 11/01/2028 (A)	790	730
Summit Materials
5.250%, 01/15/2029 (A)	1,709	1,552
Tacora Resources
13.000%cash/0% PIK, 09/08/2023 (A)(C)(D)	127	127
8.250%, 05/15/2026 (A)(B)(C)	1,685	918
Taseko Mines
7.000%, 02/15/2026 (A)	1,297	1,212
Trident TPI Holdings
12.750%, 12/31/2028 (A)	1,607	1,679
TriMas
4.125%, 04/15/2029 (A)	294	252
Trinseo Materials Operating
5.375%, 09/01/2025 (A)	104	96
5.125%, 04/01/2029 (A)	266	139
Trivium Packaging Finance BV
8.500%, 08/15/2027 (A)	2,045	1,869
5.500%, 08/15/2026 (A)	1,299	1,211
Tronox
4.625%, 03/15/2029 (A)	4,199	3,389
Venator Finance Sarl
9.500%, 07/01/2025 (A)(B)	250	100
5.750%, 07/15/2025 (A)(B)	280	12
WR Grace Holdings
5.625%, 08/15/2029 (A)	2,941	2,378
4.875%, 06/15/2027 (A)	305	280

		90,439

Real Estate — 2.1%
Brookfield Property REIT
5.750%, 05/15/2026 (A)	45	41
Diversified Healthcare Trust
4.750%, 05/01/2024	2,260	2,135
4.750%, 02/15/2028	1,150	839
4.375%, 03/01/2031	2,955	2,046
Iron Mountain
5.250%, 03/15/2028 (A)	756	699
5.250%, 07/15/2030 (A)	865	756
5.000%, 07/15/2028 (A)	294	267
4.875%, 09/15/2029 (A)	3,294	2,887
4.500%, 02/15/2031 (A)	234	192
Outfront Media Capital
4.250%, 01/15/2029 (A)	2,085	1,655
Realogy Group
5.250%, 04/15/2030 (A)	372	258

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
RHP Hotel Properties
7.250%, 07/15/2028 (A)	$77	$76
4.750%, 10/15/2027	723	658
4.500%, 02/15/2029 (A)	454	389
SBA Communications
3.125%, 02/01/2029	1,320	1,101
Service Properties Trust
5.500%, 12/15/2027	460	393
4.950%, 02/15/2027	1,955	1,651
4.375%, 02/15/2030	3,465	2,487
4.350%, 10/01/2024	848	813
3.950%, 01/15/2028	215	167
Uniti Group
10.500%, 02/15/2028 (A)	587	575
6.000%, 01/15/2030 (A)	836	531
VICI Properties
5.750%, 02/01/2027 (A)	204	197
5.625%, 05/01/2024 (A)	185	184
4.625%, 06/15/2025 (A)	261	252
4.625%, 12/01/2029 (A)	153	136
4.500%, 09/01/2026 (A)	125	117
4.500%, 01/15/2028 (A)	95	87
4.250%, 12/01/2026 (A)	429	400
4.125%, 08/15/2030 (A)	3,161	2,688
3.875%, 02/15/2029 (A)	227	196
3.750%, 02/15/2027 (A)	1,840	1,670

		26,543

Utilities — 2.0%
AmeriGas Partners
9.375%, 06/01/2028 (A)	142	144
5.875%, 08/20/2026	120	115
5.750%, 05/20/2027	110	103
Calpine
5.000%, 02/01/2031 (A)	175	141
4.625%, 02/01/2029 (A)	902	755
4.500%, 02/15/2028 (A)	3,273	2,950
Clearway Energy Operating LLC
3.750%, 02/15/2031 (A)	2,119	1,671
FirstEnergy
4.150%, 07/15/2027	1,438	1,337
NRG Energy
10.250%, H15T5Y + 5.920%(A)(G)(H)	1,883	1,844
7.000%, 03/15/2033 (A)	264	255
6.625%, 01/15/2027	505	495
5.750%, 01/15/2028	155	145
5.250%, 06/15/2029 (A)	340	300
3.875%, 02/15/2032 (A)	1,011	759
3.625%, 02/15/2031 (A)	3,164	2,401
3.375%, 02/15/2029 (A)	145	117
Pattern Energy Operations
4.500%, 08/15/2028 (A)	1,659	1,441

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
PG&E
5.250%, 07/01/2030	$1,552	$1,349
5.000%, 07/01/2028	289	262
Pike
5.500%, 09/01/2028 (A)	202	177
Solaris Midstream Holdings
7.625%, 04/01/2026 (A)	1,262	1,218
Talen Energy Supply
8.625%, 06/01/2030 (A)	1,670	1,712
Vistra
7.000%, H15T5Y + 5.740%(A)(G)(H)	250	228
Vistra Operations
7.750%, 10/15/2031 (A)	255	251
5.625%, 02/15/2027 (A)	430	408
5.000%, 07/31/2027 (A)	2,726	2,506
4.375%, 05/01/2029 (A)	961	826
4.300%, 07/15/2029 (A)	375	328

		24,238

Total Corporate Obligations
(Cost $1,066,992) ($ Thousands)		953,068

LOAN PARTICIPATIONS — 10.0%
1236904 B.C. LTD., Initial Term Loan, 1st Lien
10.931%, CME Term SOFR + 5.614%, 03/04/2027 (G)	173	164
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Initial Term Loan, 1st Lien
10.338%, LIBOR + 4.750%, 04/20/2028 (G)	280	288
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
9.902%, CME Term SOFR + 4.250%, 05/17/2028 (G)(I)	327	269
Adient U.S., LLC, Term B-1 Loan, 1st Lien
8.681%, LIBOR + 3.500%, 04/10/2028 (G)	180	179
Ahead DB Holdings, LLC, Term B Loan, 1st Lien
9.240%, CME Term SOFR + 3.750%, 10/18/2027 (G)	99	99
Alchemy US Holdco 1, LLC, Initial Term Loan, 1st Lien
12.860%, LIBOR + 5.500%, 10/10/2025 (G)	984	971
AlixPartners, LLP, Initial Dollar Term Loan, 1st Lien
8.181%, 02/04/2028	375	375

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Alvogen Pharma US, Inc., June 2002 Loan, 1st Lien
13.040%, CME Term SOFR + 7.500%, 06/30/2025 (G)	$1,710	$1,556
AP Core Holdings II, LLC, Term B-1 Loan, 1st Lien
10.931%, CME Term SOFR + 5.500%, 09/01/2027 (G)	291	285
AP Core Holdings II, LLC, Term B-2 Loan, 1st Lien
10.931%, CME Term SOFR + 5.500%, 09/01/2027 (G)	1,000	970
ASP Unifrax Holdings, Inc., USD Term Loan, 1st Lien
9.290%, 12/12/2025 (G)	618	575
Avaya Inc., Initial Term Loan, 1st Lien
13.816%, CME Term SOFR + 8.500%, 08/01/2028 (G)	4,046	3,561
Blackhawk Network Cov-Lite, Term Loan, 2nd Lien
12.432%, 06/15/2026	1,412	1,370
BYJU's Alpha, Inc., Initial Term Loan
15.250%, LIBOR + 6.000%, 11/24/2026 (B)(G)	3,057	984
Carestream Health, Inc., Term Loan, 1st Lien
12.990%, CME Term SOFR + 7.500%, 09/30/2027 (G)	1,971	1,557
Castle US Holding Corp., Dollar Term B-2 Loan, 1st Lien
9.684%, 01/29/2027 (I)	1,098	862
Castle US Holding Corp., Initial Dollar Term Loan, 1st Lien
9.434%, CME Term SOFR + 3.750%, 01/29/2027 (G)(I)	962	752
Chemours Company, Tranche B-3 US$Term Loan, 1st Lien
8.816%, 08/18/2028 (G)	630	622
Claire's Stores, Inc., Initial Term Loan, 1st Lien
11.916%, CME Term SOFR + 6.500%, 12/18/2026 (G)	1,099	1,010
Clear Channel Outdoor Holdings, Inc., Term B Loan, 1st Lien
9.131%, CME Term SOFR + 3.500%, 08/21/2026 (G)	99	96
ClubCorp Holdings, Inc., Term B Loan, 1st Lien
8.181%, LIBOR + 2.750%, 09/18/2024 (G)	1,809	1,777

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
CMG Media Corporation, 2021 Term B Loan, 1st Lien
8.990%, CME Term SOFR + 3.500%, 12/17/2026 (G)	$343	$313
Commscope, Inc., Initial Term Loan, 1st Lien
8.681%, LIBOR + 3.250%, 04/06/2026 (G)	230	209
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
10.372%, 01/04/2026 (G)	2,080	1,258
Cornerstone Chemical – Unfunded Term Loan
0.000%, 08/26/2024 (C)(E)	328	—
DexKo Global Inc., Closing Date Dollar Term Loan, 1st Lien
9.402%, CME Term SOFR + 3.750%, 10/04/2028 (G)	340	331
DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien
10.431%, CME Term SOFR + 5.000%, 08/02/2027 (G)	1,185	1,157
Dominion Diamond, 1st Lien
10.000%, 06/30/2026 (D)	785	785
East Valley Tourist Development Authority , Term Loan, 1st Lien
13.152%, CME Term SOFR + 7.500%, 11/23/2026 (D)(G)	2,492	2,425
Envision Healthcare Corp., First Out Term Loan, 1st Lien
13.267%, CME Term SOFR + 7.875%, 03/31/2027 (B)(G)	727	849
Envision Healthcare Corp., Second Out Term Loan, 1st Lien
9.640%, CME Term SOFR + 4.250%, 03/31/2027 (B)(G)(I)	8,509	1,915
Envision Healthcare Corp., Third Out Term Loan, 1st Lien
8.992%, CME Term SOFR + 3.750%, 03/31/2027 (B)(G)	805	1
Epic Crude Services, LP, Term Loan, 1st Lien
10.929%, LIBOR + 5.000%, 03/02/2026 (G)	906	887
Epic Y-Grade Services, LP, Term Loan, 1st Lien
11.523%, 06/30/2027 (G)	7,889	7,357
First Student Bidco Inc., 2022 Incremental Term B Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 07/21/2028 (G)	252	248

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
First Student Bidco Inc., 2022 Incremental Term C Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 07/21/2028 (G)	$18	$17
First Student Bidco Inc., Initial Term B Loan, 1st Lien
8.652%, LIBOR + 3.000%, 07/21/2028 (G)	241	235
First Student Bidco Inc., Initial Term C Loan, 1st Lien
8.652%, LIBOR + 3.000%, 07/21/2028 (G)	90	88
Foresight Energy Operating LLC, Tranche A Term Loan, 1st Lien
13.159%, CME Term SOFR + 8.000%, 06/30/2027 (G)	220	209
Fortrea Holdings Inc., Initial Term B Loan, 1st Lien
9.066%, 07/01/2030 (G)	894	890
Freeport LNG Investments, LLLP, 1st Lien
8.588%, 11/16/2026	1,544	1,513
GatesAir, Term Loan
14.986%, 08/01/2027 (C)(D)	1,138	1,138
Genesys Cloud Services Holdings I, LLC, Initial Dollar Term Loan (2020), 1st Lien
9.431%, CME Term SOFR + 4.000%, 12/01/2027 (G)	278	278
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
9.881%, CME Term SOFR + 4.250%, 03/14/2025 (G)	1,984	1,378
Global Medical Response, Inc., 2021 Refinancing Term Loan, 1st Lien
9.780%, CME Term SOFR + 4.250%, 10/02/2025 (G)	4,035	2,796
Graham Packaging Co. Inc., Initial Term Loan (2021), 1st Lien
8.431%, CME Term SOFR + 3.000%, 08/04/2027 (G)	337	336
GTCR W Merger Sub LLC
0.000%, 09/20/2030 (E)(I)	755	754
Gulf Finance, LLC, Term Loan, 1st Lien
12.631%, CME Term SOFR + 6.750%, 08/25/2026 (G)	672	673
12.194%, CME Term SOFR + 6.750%, 08/25/2026 (G)	1,209	1,210
Hercules Achievement, Inc. (Varsity Brands Holding Co., Inc.), Third Amendment Extended Term Loan, 1st Lien
10.431%, CME Term SOFR + 5.000%, 12/15/2026 (G)	498	486

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
HUB International Ltd., 2023 Refinancing Term Loan, 1st Lien
9.584%, CME Term SOFR + 4.250%, 06/20/2030 (G)	$100	$100
J.C. Penney Corporation Inc., Term Loan, 1st Lien
5.250%, 06/21/2024 (B)(D)(G)	2,253	—
Journey Personal Care Corp., Initial Term Loan, 1st Lien
9.981%, LIBOR + 4.250%, 03/01/2028 (G)	1,794	1,687
Jump Financial, LLC, Term Loan, 1st Lien
10.152%, CME Term SOFR + 4.500%, 08/07/2028 (G)	2,201	2,085
LABL, Inc., Initial Dollar Term Loan, 1st Lien
10.416%, CME Term SOFR + 5.000%, 10/29/2028 (G)	282	281
Lannett Takeback Exit Term Loan, 1st Lien
2.000%, 06/16/2030 (D)	566	566
Libbey Glass LLC, Incremental Term Loan, 1st Lien
11.923%, 11/22/2027 (I)	1,260	1,193
Life Time, Inc., 2023 Refinancing Term Loan, 1st Lien
10.611%, CME Term SOFR + 4.500%, 01/15/2026 (G)	465	466
LifeScan Global Corporation, Initial Term Loan, 1st Lien
11.747%, 12/31/2026	8,276	6,524
Lightstone Holdco, LLC, Extended Term B Loan, 1st Lien
11.066%, CME Term SOFR + 5.750%, 01/29/2027 (G)	1,136	1,056
Lightstone Holdco, LLC, Extended Term C Loan, 1st Lien
11.066%, CME Term SOFR + 5.750%, 01/29/2027 (G)	64	60
Madison IAQ, LLC, Initial Term Loan, 1st Lien
8.689%, LIBOR + 3.250%, 06/21/2028 (G)	245	241
Magenta Buyer LLC, Initial Term Loan, 1st Lien
10.631%, CME Term SOFR + 5.000%, 07/27/2028 (G)(I)	4,211	3,121
Magnite, Inc., Initial Term Loan, 1st Lien
10.929%, LIBOR + 5.000%, 04/28/2028 (G)	84	84
10.684%, LIBOR + 5.000%, 04/28/2028 (G)	84	84
10.431%, LIBOR + 5.000%, 04/28/2028 (G)	456	456
Mallinckrodt International Finance
9.000%, 08/28/2024	151	156

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
12.556%, 02/16/2025	$2,667	$2,633
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
11.127%, CME Term SOFR + 5.750%, 08/18/2028 (G)	527	415
10.389%, CME Term SOFR + 4.750%, 08/18/2028 (G)(I)	4,895	3,856
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 10/23/2028 (G)	165	164
Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 1st Lien
10.798%, LIBOR + 5.250%, 06/21/2027 (G)	1,702	1,766
Mitnick Corporate Purchaser, Inc., Initial Term Loan, 1st Lien
9.969%, CME Term SOFR + 4.750%, 05/02/2029 (G)	812	781
MLN US HoldCo, LLC, Term B Loan, 1st Lien
10.011%, LIBOR + 4.500%, 11/30/2025 (G)	647	45
Mountaineer Merger Corp., Initial Term Loan, 1st Lien
12.876%, 10/26/2028 (G)	1,831	1,422
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
9.916%, CME Term SOFR + 4.250%, 09/01/2028 (G)	233	219
Naked Juice LLC, Initial Loan, 2nd Lien
11.490%, CME Term SOFR + 6.000%, 01/24/2030 (G)	1,767	1,426
NEP Group, Inc., Initial Dollar Term Loan, 1st Lien
8.681%, 10/20/2025 (G)	1,207	1,164
Netsmart, Inc., Initial Term Loan, 1st Lien
9.431%, 10/01/2027	875	875
Nexus Buyer LLC, Initial Term Loan, 2nd Lien
11.666%, CME Term SOFR + 6.250%, 11/05/2029 (G)	667	629
Open Text Corporation, 2023 Replacement Term Loan, 1st Lien
8.166%, 01/31/2030 (G)	589	589
Osaic Holdings, Inc., Term B-2 Loan, 1st Lien
9.816%, 08/17/2028	470	469

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Park River Holdings Inc., Initial Term Loan, 1st Lien
8.522%, LIBOR + 3.250%, 12/28/2027 (G)	$125	$120
Petco Health and Wellness Co., Inc., Initial Term Loan, 1st Lien
8.902%, CME Term SOFR + 3.250%, 03/03/2028 (G)	328	324
Pluto Acquisition I, Inc., 2021 Term Loan, 1st Lien
9.684%, CME Term SOFR + 4.000%, 06/22/2026 (G)(I)	2,707	2,355
Prairie ECI Acquiror LP, Initial Term Loan, 1st Lien
10.166%, 03/11/2026	588	587
Premier Brands Group Holdings LLC, Initial Loan, 1st Lien
14.469%, 03/20/2024 (C)	1,109	829
Pretium PKG Holdings, Inc., Initial Term Loan, 1st Lien
9.530%, LIBOR + 4.000%, 10/02/2028 (G)	949	573
9.441%, LIBOR + 4.000%, 10/02/2028 (G)	236	142
Pug LLC, Term B-2 Loan, 1st Lien
9.681%, CME Term SOFR + 4.250%, 02/12/2027 (D)(G)	317	300
Pug LLC, USD Term B Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 02/12/2027 (G)	1,744	1,642
Quest Software US Holdings Inc., Initial Loan, 2nd Lien
13.019%, CME Term SOFR + 7.500%, 02/01/2030 (G)	614	418
Sabre GLBL Inc., 2021 Other Term B-1 Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 12/17/2027 (G)(I)	999	872
Sabre GLBL Inc., 2021 Other Term B-2 Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 12/17/2027 (G)(I)	1,567	1,367
Sabre GLBL Inc., 2022 Other Term B Loan, 1st Lien
9.666%, CME Term SOFR + 4.250%, 06/30/2028 (G)	1,217	1,063
Serta Simmons Bedding, LLC, Initial Term Loan, 1st Lien
12.739%, 06/29/2028	48	48
Shutterfly, 2nd Lien
10.242%, 10/01/2027	168	111

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
SPX Flow, Inc., Term Loan, 1st Lien
9.916%, CME Term SOFR + 4.500%, 04/05/2029 (G)	$176	$176
Staples, Inc., 2019 Refinancing New Term B-1 Loan, 1st Lien
10.634%, LIBOR + 5.000%, 04/16/2026 (G)	1,027	879
Star Parent Inc
9.386%, 09/19/2030	115	112
Station Casinos LLC, Term B-1Facility Loan, 1st Lien
7.666%, 02/08/2027 (G)	948	945
Sunshine Luxembourg VII S.a r.l., Facility B3, 1st Lien
9.240%, CME Term SOFR + 3.750%, 10/01/2026 (G)	768	766
Syniverse Holdings, LLC, Initial Term Loan, 1st Lien
12.390%, CME Term SOFR + 7.000%, 05/13/2027 (G)	1,304	1,140
Talen Energy Supply, LLC, Initial Term B Loan, 1st Lien
9.877%, 05/17/2030 (G)	436	437
Talen Energy Supply, LLC, Initial Term C Loan, 1st Lien
9.877%, 05/17/2030 (G)	204	205
Team Health Holdings, Inc., Extended Term Loan, 1st Lien
10.566%, CME Term SOFR + 5.250%, 03/02/2027 (G)	5,257	3,969
TK Elevator Midco GmbH, Facility B1 (USD), 1st Lien
9.381%, LIBOR + 3.500%, 07/30/2027 (G)	269	269
Tortoise Borrower, LLC, Initial Term Loan, 1st Lien
9.038%, 01/31/2025	1,000	406
Travelport Finance (Luxembourg) S.a r.l., Consented Term Loan, Other
13.890%, CME Term SOFR + 8.500%, 05/29/2026 (G)(I)	1,013	581
Traverse Midstream Partners LLC, Advance, 1st Lien
9.216%, CME Term SOFR + 3.750%, 02/16/2028 (G)	983	980
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
8.902%, CME Term SOFR + 3.500%, 03/31/2028 (G)	202	197
Tutor Perini Corp., Term Loan, 1st Lien
10.181%, LIBOR + 4.750%, 08/18/2027 (D)(G)	1,796	1,707

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
U.S. Renal Care, Inc., Closing Date Term Loan, 1st Lien
10.607%, 06/20/2028 (G)	$401	$265
Univision Communications Inc., 2021 Replacement Converted First-Lien Term Loan, 1st Lien
8.681%, LIBOR + 3.250%, 03/15/2026 (G)	1,723	1,718
Venator Finance Sarl (Venator Materials LLC), Final Order Term Loan, 1st Lien
15.334%, CME Term SOFR + 10.000%, 08/08/2024 (G)	182	189
VeriFone Systems, Inc., Initial Term Loan, 1st Lien
9.653%, LIBOR + 4.000%, 08/20/2025 (G)	1,492	1,372
Vida Capital, Inc., Initial Term Loan, 1st Lien
11.431%, 10/01/2026 (I)	4,773	3,914
WarHorse Gaming, LLC, Closing Date Term Loan, 1st Lien
14.668%, 06/30/2028	1,615	1,603
WaterBridge Midstream Operating LLC, Initial Term Loan, 1st Lien
11.363%, LIBOR + 5.750%, 06/22/2026 (G)	510	510
Wellful Inc., Initial Term Loan, 1st Lien
11.681%, CME Term SOFR + 6.250%, 04/21/2027 (G)(I)	2,407	2,035
White Cap Supply Holdings, LLC, Initial Closing Date Term Loan, 1st Lien
9.066%, CME Term SOFR + 3.750%, 10/19/2027 (G)	432	431
Xplornet Communications, Inc., Refinancing Term Loan, 1st Lien
9.652%, 10/02/2028 (I)	3,341	2,610
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
8.431%, CME Term SOFR + 3.000%, 03/09/2027 (G)	1,781	1,450

Total Loan Participations
(Cost $130,922) ($ Thousands)		122,288

ASSET-BACKED SECURITIES — 8.0%
Other Asset-Backed Securities — 8.0%

Ares XXXIV CLO, Ser 2020-2A, Cl FR
14.170%, TSFR3M + 8.862%, 04/17/2033 (A)(D)(G)	1,446	1,218
Battalion CLO VII, Ser 2014-7A
0.000%, 07/17/2028 (A)(D)(E)(G)	4,490	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Battalion CLO VIII, Ser 2015-8A
0.000%, 07/18/2030 (A)(D)(E)(G)	$3,390	$988
Battalion CLO X, Ser 2016-10A
0.000%, 01/25/2035 (A)(D)(E)(G)	4,450	3,088
Battalion CLO XI, Ser 2017-11A
0.000%, 04/24/2034 (A)(D)(E)(G)	5,857	3,163
Battalion CLO XII, Ser 2018-12A
0.000%, 05/17/2031 (A)(D)(E)(G)	4,663	1,637
Battalion CLO XIV, Ser 2019-14A
0.000%, 04/20/2032 (D)(E)	3,427	2,344
Battalion CLO XVI, Ser 2019-16A
0.000%, 12/19/2032 (A)(D)(E)(G)	2,128	1,149
Battalion CLO XX, Ser 2021-20A
0.000%, 07/15/2034 (D)(E)	4,839	3,020
Benefit Street Partners CLO III, Ser 2013-IIIA
0.000%, 07/20/2029 (A)(D)(E)(G)	2,531	292
Benefit Street Partners CLO IV
0.000%, 07/20/2026 (A)(D)(J)	7	2,301
Benefit Street Partners CLO IX
0.000%, 07/20/2025 (A)(D)(J)	2,293	808
Benefit Street Partners CLO V-B
0.000%, 04/20/2031 (D)(E)	10,259	3,457
Benefit Street Partners CLO VI, Ser 2015-VIA
0.000%, 10/18/2029 (A)(D)(E)(G)	7,502	3,367
Benefit Street Partners CLO VII, Ser 2015-VIII
0.000%, 07/18/2027 (D)(E)(G)	6,715	26
Benefit Street Partners CLO VIII
0.000%, 01/20/2028 (A)(D)(E)	6,720	1,780
Benefit Street Partners CLO X, Ser 2016-10A
0.000%, 04/20/2034 (A)(D)(E)(G)	7,631	4,235
Benefit Street Partners CLO XIV, Ser 2018-14A
0.000%, 04/20/2031 (A)(D)(E)(G)	3,809	1,731
Benefit Street Partners CLO XVIII, Ser 2019-18A
0.000%, 10/15/2034 (A)(D)(E)(G)	3,486	2,537
Benefit Street Partners CLO XX, Ser 2020-20A
0.000%, 07/15/2034 (A)(D)(E)(G)	2,261	1,875
Benefit Street Partners CLO XXIII, Ser 2021-23A
0.000%, 04/25/2034 (D)(E)	3,157	2,338
Cathedral Lake CLO III, Ser 2015-3A
0.000%, 01/15/2026 (A)(D)(E)(G)	2,725	681
Cathedral Lake V, Ser 2018-5A
0.000%, 10/21/2030 (A)(D)(E)(G)	3,139	753
Great Lakes CLO, Ser 2015-1A
0.000%, 01/16/2030 (A)(D)(E)(G)	4,519	1,982
Great Lakes CLO, Ser 2015-1A, Cl ER
12.930%, TSFR3M + 7.622%, 01/16/2030 (A)(D)(G)	3,253	3,021

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Great Lakes CLO, Ser 2015-1A, Cl FR
15.570%, TSFR3M + 10.262%, 01/16/2030 (A)(D)(G)	$1,198	$1,026
Great Lakes CLO, Ser 2017-1A, Cl ER
12.760%, TSFR3M + 7.762%, 10/15/2029 (A)(D)(G)	3,321	3,117
Ivy Hill Middle Market Credit Fund VII, Ser 2013-7A
0.000%, 10/20/2033 (A)(D)(E)(G)	2,484	1,385
Ivy Hill Middle Market Credit Fund XII, Ser 2017-12A
0.000%, 07/20/2033 (A)(D)(E)(G)	651	472
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A
0.000%, 04/18/2030 (A)(D)(E)(G)	1,169	693
Ivy Hill Middle Market Credit Fund XIV, Ser 2018-14A, Cl D
12.642%, TSFR3M + 7.332%, 04/18/2030 (A)(D)(G)	1,559	1,394
LCM CLO, Ser 31A
0.000%, 01/20/2032 (D)(E)	1,115	662
Lockwood Grove CLO, Ser 2014-1A
0.000%, 01/25/2030 (A)(D)(E)(G)	3,797	778
Lockwood Grove CLO, Ser 2018-1A, Cl ERR
11.463%, TSFR3M + 6.112%, 01/25/2030 (A)(D)(G)	2,499	2,130
Neuberger Berman CLO XXII, Ser 2016-22A
0.000%, 10/17/2027 (A)(D)(E)(G)	3,640	1,056
Neuberger Berman Loan Advisers CLO XLI, Ser 2021-41
0.000%, 04/15/2034 (D)(E)	1,924	1,314
Neuberger Berman Loan Advisers CLO XXXIX, Ser 2020-39
0.000%, 01/20/2032 (D)(E)	3,294	1,832
Neuberger Berman Loan Advisers CLO, Ser 2020-36A, Cl INC
0.000%, 04/20/2033 (A)(D)(E)(G)	1,095	690
Neuberger Berman Loan Advisers CLO, Ser 2020-36A, Cl SPIN
0.114%, 04/20/2033 (A)(D)(G)	14	9
NewStar Fairfield Fund CLO, Ser 2015-2A
0.000%, 04/20/2030 (A)(D)(E)(G)	7,983	2,697
OCP CLO, Ser 2017-14A
0.000%, 11/20/2030 (A)(D)(E)(G)	1,655	593
OCP CLO, Ser 2020-19A
0.000%, 10/20/2034 (A)(D)(E)(G)	1,224	1,041
OCP CLO, Ser 2021-21A
0.000%, 07/20/2034 (D)(E)	4,413	3,110
TCP Whitney CLO, Ser 2017-1I
0.000%, 08/20/2029 (D)(E)(G)	9,085	5,469
TCW CLO, Ser 2017-1A
0.000%, 10/29/2034 (A)(D)(E)(G)	4,194	2,223

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
TCW CLO, Ser 2018-1A
0.000%, 04/25/2031 (A)(D)(E)(G)	$2,978	$1,274
TCW CLO, Ser 2019-2A
0.000%, 10/20/2032 (A)(D)(E)(G)	3,528	2,152
TCW CLO, Ser 2020-1
0.000%, 04/20/2028 (D)(E)	5,352	2,837
Venture CLO, Ser 2018-35A
0.000%, 10/22/2031 (A)(D)(E)(G)	11,892	3,805
Venture XXV CLO, Ser 2016-25A
0.000%, 04/20/2029 (A)(D)(E)(G)	2,030	305
Venture XXVI CLO, Ser 2017-26A
0.000%, 01/20/2029 (A)(D)(E)(G)	1,609	137
Venture XXVIII CLO, Ser 2017-28A
0.000%, 07/20/2030 (A)(D)(E)(G)	3,228	549
Voya CLO, Ser 2020-2
0.000%, 07/19/2034 (D)(E)	4,414	3,642
Wind River CLO, Ser 2021-3
0.000%, 07/20/2033 (D)(E)	6,577	4,334

Total Asset-Backed Securities
(Cost $43,947) ($ Thousands)		98,517

	Shares
COMMON STOCK — 1.1%
21st Century Oncology Private Company *(D)	15,311	218
Aquity Holdings Inc *(C)(D)	85,745	933
Arctic Canadian Diamond Company Ltd *(D)	1,054	330
AVAYA Inc. *	127,790	1,070
Burgundy Diamond Mines *	2,083,693	242
Carestream Health Holdings Inc *(D)	69,956	1,182
CHC Group LLC *	399	—
Chesapeake Energy Corp	3,418	295
Chord Energy Corp	1,079	175
Clear Channel Outdoor Holdings Inc, Cl A *	166,327	263
Copper Property CTL Pass-Through Trust	118,100	1,252
EP Energy Corp *	15,235	99
Frontier Communications Parent Inc *	9,642	151
Guitar Center *(C)(D)	13,905	2,113
Gulfport Energy Corp *	3,218	382
Gymboree Holding Corp *(C)(D)	40,312	—
iHeartMedia Inc *	8,286	26
Intelsat Jackson Holdings *(D)	39,892	908
Lannett (D)	93,813	168
Lumileds Common Bright Bidco *	5,202	2
Mallinckrodt PLC *(D)	8,281	1
Medical Card Systems *(D)	284,758	126
Monitronics International (D)	5,065	81
MYT Holding LLC, Ser B *(D)	274,755	96
National CineMedia	14,231	64
Neiman Marcus Group *(D)	6,554	1,147
Nine West FKA Premier Brands *(D)	92,548	56

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Parker Drilling Co *(D)	79,089	$1,028
Penney Borrower LLC *(D)	19,723	54
Quad/Graphics Inc *	54	—
SandRidge Energy Inc	20	—
Serta Simmons Bedding	11,559	127
SSB Equipment Company	11,559	—
VICI Properties Inc, Cl A ‡	31,678	922
Windstream Services *	23,081	219

Total Common Stock
(Cost $18,637) ($ Thousands)		13,730

PREFERRED STOCK — 0.7%
Claire's Stores, 0.000% *(D)(H)	875	976
Crestwood Equity Partners, 9.250% (H)	113,214	1,099
FHLMC, 5.919% (G)(H)	16,903	52
FNMA, 0.000% *(G)(H)	24,650	79
Foresight, 0.000% *(D)(H)	32,601	481
Guitar Center, 0.000% *(C)(D)(H)	365	34
Gulfport Energy Corp cash/0% PIK, 10.000% (D)(H)	28	237
Ladenburg Thalmann Financial Services, 6.500%	65,290	1,179
MPLX, 9.538% (D)(H)	23,039	779
MYT Holding LLC, 10.000%	325,766	204
Qurate Retail, 8.000%	6,857	196
Syniverse, 0.000% *(D)(H)	3,045,470	2,915

Total Preferred Stock
(Cost $8,337) ($ Thousands)		8,231

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.5%
Authentic Brands
5.000%, 09/01/2029(D)	$265	266
Chesapeake Energy Corp (Escrow Security)
5.500%, 09/15/2026(B)	100	2
DISH Network
2.375%, 03/15/2024	1,469	1,410
3.375%, 08/15/2026	465	280
Liberty Interactive
4.000%, 11/15/2029	123	29
3.750%, 02/15/2030	3,676	910
North Sea Natural Resources
0.000%, (D)(E)(H)	570	570
0.000%, (D)(E)	80	81

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CONVERTIBLE BONDS (continued)
Silver Airways LLC
15.000%, 12/31/2027(D)	$3,196	$3,196

Total Convertible Bonds
(Cost $7,878) ($ Thousands)		6,744

	Number of Warrants
WARRANTS — 0.0%
Guitar Center, Expires 12/22/2070
Strike Price $100.00 *(C)(D)	3,680	213
Guitar Center, Expires 12/22/2070
Strike Price $160.00 *(C)(D)	3,681	101
Intelsat Jackson Holdings
Strike Price $– *‡‡(C)(D)	4	–
Neiman Marcus Group
Strike Price $– *‡‡(D)	3,938	64
Tacora Resources
Strike Price $– *‡‡(C)(D)	3,398,032	–
Windstream
Strike Price $– *‡‡	104	1

Total Warrants
(Cost $329) ($ Thousands)		379

	Number of Rights
RIGHTS — 0.0%
Intelsat Jackson Holdings *‡‡(D)	8,350	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
AFFILIATED PARTNERSHIP — 0.0%
SEI Liquidity Fund, LP
5.410% **†(K)	1,146	1

Total Affiliated Partnership
(Cost $1) ($ Thousands)		1

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	13,031,239	13,031

Total Cash Equivalent
(Cost $13,031) ($ Thousands)		13,031

Total Investments in Securities — 98.9%
(Cost $1,290,074) ($ Thousands)		$1,215,989

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Continued)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Depreciation (Thousands)
Barclays PLC	12/21/23	AUD	620	USD	399	$(2)

Percentages are based on Net Assets of $1,229,003 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $837,910 ($ Thousands), representing 68.2% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.
(C)

Security considered restricted, excluding 144A. The total market value of such securities as of September 30, 2023 was $15,253 ($ Thousands) and represented 1.2% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)	No interest rate available.
(F)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(G)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(H)	Perpetual security with no stated maturity date.
(I)	Unsettled bank loan. Interest rate may not be available.
(J)	Zero coupon security.
(K)	This security was purchased with cash collateral held from securities on loan (see Note 12). The total market value of such securities as of September 30, 2023 was $1 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)		Total ($)
Corporate Obligations	–	945,773	7,295		953,068
Loan Participations	–	115,367	6,921		122,288
Asset-Backed Securities	–	–	98,517		98,517
Common Stock	3,871	1,419	8,440		13,730
Preferred Stock	1,374	1,434	5,423		8,231
Convertible Bonds	–	2,630	4,114		6,744
Warrants	–	1	378		379
Rights	–	–	–	^	–	^
Affiliated Partnership	–	1	–		1
Cash Equivalent	13,031	–	–		13,031
Total Investments in Securities	18,276	1,066,625	131,088		1,215,989

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Forward Contracts*
Unrealized Depreciation	–	(2)	–	(2)
Total Other Financial Instruments	–	(2)	–	(2)

^ This category includes securities with a value of $0.

* Forward contracts are valued at the unrealized depreciation on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Asset-Backed Securities	Investments in Common Stock	Investments in Preferred Stock	Investments in Convertible Bonds	Investments in Warrants	Investments in Rights
Balance as of October 1, 2022	$538	$13,138	$117,365	$11,298	$6,339	$2,030	$910	$–	^
Accrued discounts/premiums	–	13	(633)	–	–	3	–	–
Realized gain/(loss)	–	(588)	8,547	193	291	–	–	–
Change in unrealized appreciation/(depreciation)	(1,000)	952	7,078	(1,292)	(195)	279	(346)	–
Purchases	703	2,536	14	53	363	1,859	–	–
Sales	–	(6,427)	(33,854)	(70)	(1,375)	(57)	–	–
Net transfer into Level 3	7,054	–	–	1	–	–	–	–
Net transfer out of Level 3	–	(2,703)	–	(1,743)	–	–	(186)	–
Ending Balance as of September 30, 2023(1)	$7,295	$6,921	$98,517	$8,440	$5,423	$4,114	$378	$–	^
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(2,155)	$774	$5,519	$(3,310)	$60	$278	$(215)	$–

(1) Of the $131,088 ($ Thousands) in Level 3 securities as of September 30, 2023, $23,969 ($ Thousands) or 2.0% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. When significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes.

^ This category includes securities with a value of $0.

SEI Institutional Managed Trust

For the year ended September 30, 2023, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

Category	Market Value at September 30, 2023 ($ Thousands)	Valuation Technique	Unobservable Inputs	Range Input Value(s) (Average Input Value)
Corporate Bonds	6,522	Weighted valuation techniques	EBITDA	$32.4m
			EBITDA multiple	5.9x – 11.5x
			Replacement cost per ton	$225 - $2,800
			Weighted average cost of capital	12.7%
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Priced at $0.01 as a placeholder for future disputed claims related to litigation	None	N/A
		Estimated recovery model	Estimated total claims case	$418.0M - $419.0m
			Estimated debt claims	$140.0m
		Estimated recovery model	Estimated total claims case	$418.0M - $419.0m
			Estimated debt claims	$140.0m
		Discounted cash flow model	Implied total yield	9.8% - 10.8%
		Enterprise value coverage analysis	Enterprise value	$350.0m
			Illiquidity discount	10.0%
Loan Participations	5,617	Discounted cash flow model	Implied total yield	9.8% - 10.2%
		Discounted cash flow model	Implied total credit spread	10.7% - 11.7%
		Implied total yield	Implied total yield	8.1% - 9.1%
		Enterprise value coverage analysis	EBITA	$266.0m
			EBITA multiple	0.40x – 0.60x
			Weighted average cost of capital	18.0% - 20.0%
			Valuation case probability weighting	12.5% - 75.0%

Common Stock	4,218	Comparable multiple analysis using an average forward EBITDA multiple of publicly traded peers, discounted to account for smaller scale of operations ownership	None	N/A
		Priced at $0.01 based on the low probability of future payouts	None	N/A
		Priced at $0.01 based on the low probability of future payouts	None	N/A
		Weighted valuation techniques	Equity value	$240.0m
			Illiquidity discount	20.0%
		Market comparable approach	EBITDA	$156.0m - $176.0m
			EBITDA multiple	3.75x - 4.75x
			Valuation case probability weighting	33.0%
		Weighted valuation techniques	EBITDA	$140.0m - $173.0m
			EBITDA multiple	5.25x - 7.50x
			Weighted average cost of capital	18.3%
			Valuation case probability weighting	50.0%
		Weighted valuation techniques	EBITDA	$266.0m
			EBITDA multiple	0.40x – 0.60x
			Weighted average cost of capital	18.0% - 20.0%
			Valuation case probability weighting	12.5% - 75.0%
		Estimated recovery model	Estimated excess RBC	$32.0m
			Estimated indemnity escrow	$25.0m
			Discount rate	40.0% - 50.0%
		Discounted cash flow model	Deferred cash + earn out payments	$28.0m
			Discount rate	5.6% - 7.7%
			Cost of equity	20.0% - 25.0%

Preferred Stock	3,186

Priced base off conversion value to the common stock. Details: $1,000 par value per preferred share is convertible into GPOR common stock at $14.00 per share conversion price, therefore each preferred share is convertible into ~71.43 GPOR common shares. Valuation methodology is 1 GPOR preferred share equals 71.43 x GPOR common stock price.

			None	N/A

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

High Yield Bond Fund (Concluded)

		Weighted valuation techniques	EBITDA	$140.0m - $173.0m
			EBITDA multiple	5.25x – 7.50x
			Weighted average cost of capital	18.3%
			Valuation case probability weighting	50.0%

		Comparable yield approach	Implied total yield	12.3% - 14.3%

Convertible Bonds	4,113	Guideline public company analysis	EBITDA	$1,074.0m - $1,119.0m
			EBITDA multiple	18.0x – 20.5x
		Milestone approach	Convertible note balance	$44.3m
			Converted equity balance	50.2%
			Projected barrels	2.9bn
		Milestone approach	Convertible note balance	$44.3m
			Converted equity balance	50.2%
			Projected barrels	2.9bn
		Discounted cash flow model	Implied total yield	18.0% - 20.0%

Warrants	313	Weighted valuation techniques	EBITDA	$140.0m – $173.0m
			EBITDA multiple	5.25x – 7.50x
			Weighted average cost of capital	18.3%
			Valuation case probability weighting	50.0%
		Weighted valuation techniques	EBITDA	$140.0m - $173.0m
			EBITDA multiple	5.25x – 7.50x
			Weighted average cost of capital	18.3%
			Valuation case probability weighting	50.0%
		Weighted valuation techniques	EBITDA	$140.0m - $173.0m
			EBITDA multiple	5.25x – 7.50x
			Weighted average cost of capital	18.3%
			Valuation case probability weighting	50.0%
Total	$23,969

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Liquidity Fund, LP	$1	$—	$—	$—	$—	$1	$—	$—
SEI Daily Income Trust, Government Fund, Institutional Class	15,930	542,590	(545,489)	—	—	13,031	1,294	—
Totals	$15,931	$542,590	$(545,489)	$—	$—	$13,032	$1,294	$—

SEI Institutional Managed Trust

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2023, is as follows:

Description	Face Amount ($ Thousands)/ Number of Shares/Number of Warrants	Acquisition Date	Cost ($ Thousands)	Market Value ($ Thousands)
Corporate Obligations
Akumin	$3,955	10/26/2020	$3,600	$2,966
Akumin Escrow	1,230	7/30/2021	1,202	816
Audacy Capital	3,784	3/12/2021	3,170	71
Audacy Capital	1,717	4/24/2019	1,113	34
Cornerstone Chemical	703	9/28/2023	703	703
Cornerstone Chemical	7,095	3/15/2023	6,850	4,257
Tacora Resources	127	5/24/2023	123	127
Tacora Resources	1,685	5/7/2021	1,753	918
Loan Participations
Cornerstone Chemical - Unfunded Term Loan	328	9/6/2023	–	–
GatesAir, Term Loan	1,138	8/9/2022	1,110	1,138
Premier Brands Group Holdings LLC, Initial Loan, 1st Lien	1,109	3/21/2019	1,081	829
Common Stock
Aquity Holdings Inc	85,745	3/12/2019	–	933
Guitar Center	13,905	1/8/2021	1,762	2,113
Gymboree Holding Corp	40,312	10/2/2017	672	–
Preferred Stock
Guitar Center	365	1/8/2021	34	34
Warrants
Guitar Center	3,680	1/8/2021	197	213
Guitar Center	3,681	1/8/2021	132	101
Intelsat Jackson Holdings	4	3/3/2022	–	–
Tacora Resources	3,398,032	5/24/2023	–	–
			$23,502	$15,253

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Conservative Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER — 46.0%
Consumer Discretionary — 4.6%
American Honda Finance
5.571%, 10/24/2023 (A)	$4,000	$3,985
Hyundai Capital America
5.504%, 10/26/2023 (A)(B)	4,000	3,983
Mercedes-Benz Finance North America
5.361%, 10/11/2023 (A)(B)	10,000	9,983
VW Credit
5.611%, 11/02/2023 (A)(B)	4,000	3,979

		21,930

Consumer Staples — 0.8%
Keurig Dr Pepper
5.498%, 10/10/2023 (A)(B)	4,000	3,993

Financials — 37.4%
Albion Capital
5.272%, 10/20/2023 (A)	2,000	1,994
Alinghi Funding
5.706%, 03/28/2024 (A)(B)	2,000	1,943
5.653%, 01/04/2024 (A)(B)	7,000	6,896
ANZ Bank New Zealand
5.314%, 11/09/2023 (A)(B)	1,620	1,610
Aquitaine Funding
5.355%, 10/02/2023 (A)(B)	10,000	9,996
Australia & New Zealand Banking Group
5.863%, 07/30/2024 (A)(B)	1,000	953
5.544%, 11/08/2023 (A)(B)	4,000	3,976
Autobahn Funding
5.415%, 10/13/2023 (A)(B)	5,000	4,990
Bayerische Landesbank
5.336%, 10/06/2023 (A)	10,000	9,990
Bedford Row Funding
5.356%, 10/04/2023 (A)(B)	10,000	9,993
BNG Bank
5.343%, 10/05/2023 (A)(B)	7,000	6,994
BPCE
5.822%, 02/07/2024 (A)(B)	3,000	2,939
Britannia Funding
5.622%, 12/07/2023 (A)(B)	1,500	1,484

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
5.605%, 10/10/2023 (A)(B)	$3,000	$2,995
5.436%, 10/24/2023 (A)(B)	4,000	3,985
CDP Financial
5.580%, 12/04/2023 (A)(B)	4,000	3,960
5.555%, 05/29/2024 (A)(B)	10,000	9,622
Chariot Funding
5.393%, 10/20/2023 (A)(B)	6,000	5,981
Charta
5.587%, 10/05/2023 (A)(B)	5,000	4,995
5.566%, 10/04/2023 (A)(B)	3,000	2,998
Columbia Funding
5.807%, 02/01/2024 (A)(B)	1,600	1,569
5.803%, 03/05/2024 (A)(B)	5,300	5,169
Cooperatieve Rabobank UA
5.583%, 12/01/2023 (A)	2,000	1,981
DNB Bank
5.899%, 06/13/2024 (A)(B)	3,000	2,880
Federation des Caisses Desjardins du Quebec
5.578%, 12/05/2023 (A)(B)	3,000	2,969
FMS Wertmanagement
5.688%, 05/03/2024 (A)(B)	500	483
0.000%, 05/02/2024 (B)(C)	500	484
ING US Funding
5.395%, 11/08/2007 (A)	1,500	1,491
Lloyds Bank
5.446%, 11/13/2023 (A)	3,000	2,979
Longship Funding
5.364%, 10/02/2023 (A)(B)	3,000	2,998
5.336%, 10/04/2023 (A)(B)	7,000	6,995
LSEGA Financing
5.540%, 11/02/2023 (A)(B)	4,000	3,979
Mackinac Funding
5.814%, 03/06/2024 (A)(B)	2,000	1,950
5.785%, 03/15/2024 (A)(B)	2,000	1,947
Macquarie Bank
5.556%, 11/01/2023 (A)(B)	5,000	4,975
5.327%, 11/06/2023 (A)(B)	730	726
5.188%, 10/23/2023 (A)(B)	3,000	2,989
Mitsubishi HC Finance America
5.594%, 10/16/2023 (A)	4,000	3,990
National Australia Bank
5.787%, 04/15/2024 (A)(B)	2,000	1,939
Podium Funding Trust
5.774%, 01/16/2024 (A)	2,500	2,458
5.744%, 02/08/2024 (A)	2,500	2,449
5.433%, 11/06/2023 (A)	3,500	3,480
Pricoa Short Term Funding
5.808%, 05/06/2024 (A)(B)	3,000	2,897
Sony Capital
5.456%, 10/03/2023 (A)(B)	4,000	3,998

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
Svenska Handelsbanken
5.871%, 06/03/2024 (A)	$1,060	$1,019
Swedbank
5.806%, 03/14/2024 (A)	2,000	1,948
UBS
5.990%, 05/31/2024 (A)(B)	1,000	961
Versailles Commercial Paper
5.801%, 01/02/2024 (A)	2,000	1,971
5.786%, 03/04/2024 (A)	2,000	1,951
Victory Receivables
5.558%, 10/11/2023 (A)(B)	3,000	2,995
Westpac Banking
5.697%, 03/13/2024 (A)(B)	2,500	2,436

		179,350

Industrials — 1.5%
Penske Truck Leasing
5.542%, 10/23/2023 (A)	4,000	3,985
ST Engineering North America
5.447%, 11/02/2023 (A)(B)	3,000	2,985

		6,970

Materials — 1.7%
Amcor Finance USA
5.575%, 10/17/2023 (A)(B)	4,000	3,989
Vulcan Materials
5.493%, 10/03/2023 (A)(B)	4,000	3,997

		7,986

Total Commercial Paper
(Cost $220,313) ($ Thousands)		220,229

CORPORATE OBLIGATIONS — 6.1%
Consumer Discretionary — 0.8%
Jets Stadium Development
5.920%, 04/01/2047 (B)(D)	3,900	3,900

Financials — 5.3%
Bank of Nova Scotia
5.800%, SOFRRATE + 0.490%, 01/26/2024	1,000	1,001
Credit Agricole Corporate and Investment Bank
5.710%, SOFRRATE + 0.380%, 11/17/2023 (D)	2,000	2,001
National Australia Bank
5.820%, 04/08/2024	3,000	2,999
5.820%, 04/12/2024	1,000	1,001
Old Line Funding
5.700%, 01/08/2024	3,000	3,001

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Podium Funding Trust
5.720%, 01/03/2024	$1,000	$1,000
State Street Bank & Trust
5.830%, SOFRRATE + 0.500%, 03/28/2024 (D)	2,000	2,001
Sumitomo Mitsui Banking
5.660%, SOFRRATE + 0.340%, 11/13/2023 (D)	2,500	2,501
Svenska Handelsbanken NY
5.880%, SOFRRATE + 0.550%, 04/29/2024 (D)	2,000	2,002
Thunder Bay Funding
5.700%, 01/08/2024	2,000	2,001
Wells Fargo Bank
5.970%, SOFRRATE + 0.640%, 07/17/2024 (D)	1,000	1,001
5.830%, SOFRRATE + 0.500%, 01/22/2024 (D)	2,000	2,002
Westpac Banking
5.900%, SOFRRATE + 0.580%, 05/17/2024 (D)	1,000	1,001
5.800%, 04/19/2024	2,000	2,001

		25,513

Total Corporate Obligations
(Cost $29,400) ($ Thousands)		29,413

U.S. TREASURY OBLIGATIONS — 1.6%
U.S. Treasury Note
5.587%, USBMMY3M + 0.169%, 04/30/2025 (D)	500	500
5.403%, USBMMY3M + -0.015%, 01/31/2024 (D)	7,000	7,000

Total U.S. Treasury Obligations
(Cost $7,502) ($ Thousands)		7,500

CERTIFICATES OF DEPOSIT — 27.1%
Australia & New Zealand Banking Group
5.810%, 04/02/2024 (B)	1,000	1,001
Bank of America
6.000%, 08/21/2024	1,000	1,000
5.950%, 07/15/2024	1,000	1,001
5.900%, 05/14/2024	2,000	2,000
5.750%, 01/09/2024	2,750	2,750
5.440%, 02/06/2024	1,839	1,839
5.250%, 01/31/2024	3,000	3,000
Bank of Nova Scotia
5.820%, 11/06/2023 (B)	2,000	2,001

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CERTIFICATES OF DEPOSIT (continued)
5.820%, 06/13/2024	$1,500	$1,500
BNP Paribas NY
5.950%, 02/05/2024	1,200	1,202
5.250%, 01/31/2024	2,000	1,996
BNZ International Funding
5.701%, 10/27/2023 (B)	2,000	2,000
BPCE
5.690%, 10/31/2023 (B)	5,000	5,001
Canadian Imperial Bank of Commerce NY
5.930%, 06/28/2024	1,500	1,499
5.800%, 06/07/2024	2,500	2,497
5.600%, 12/01/2023	2,000	2,001
5.600%, 03/04/2024	1,500	1,500
5.400%, 11/09/2023	1,000	1,000
5.400%, 02/08/2024	2,000	1,998
Citibank
5.920%, 06/20/2024	2,000	2,000
5.890%, 05/10/2024	2,000	2,000
5.880%, 05/08/2024	2,000	2,000
5.800%, 02/26/2024	725	725
5.800%, 03/04/2024	2,000	2,000
5.800%, 03/18/2024	1,500	1,500
Collateralized Commercial Paper V
5.790%, 02/15/2024	2,000	2,000
Commonwealth Bank of Australia
5.800%, 03/18/2024 (B)	2,500	2,502
5.400%, 02/16/2024 (B)	1,250	1,249
Concord Minutemen Capital
5.660%, 12/07/2023	3,500	3,500
Credit Agricole Corporate and Investment Bank
0.000%, 12/13/2023	1,000	1,000
DNB Bank
5.790%, 04/29/2024 (B)	1,000	1,000
HSBC Bank
5.970%, 07/25/2024 (B)	2,000	2,002
5.380%, 11/08/2023	5,000	4,999
Macquarie Bank
5.740%, 01/16/2024 (B)	4,000	4,001
5.680%, 02/16/2024 (B)	3,000	3,001
Mitsubishi UFJ Trust and Banking
5.710%, 02/14/2024	2,500	2,501
5.330%, 10/03/2023	5,000	5,000
Mizuho Bank
5.750%, 01/31/2024	3,000	3,001
5.710%, 02/20/2024	3,000	3,001
5.650%, 10/20/2023	3,500	3,501
MUFG Bank
5.620%, 11/01/2023	4,000	4,001
Natixis NY
5.220%, 10/13/2023	1,500	1,500

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CERTIFICATES OF DEPOSIT (continued)
Nordea Bank Abp
5.850%, 04/26/2024	$1,175	$1,176
5.830%, 04/12/2024	2,000	2,002
Royal Bank of Canada
6.100%, 10/19/2023	1,000	1,000
5.960%, 09/19/2024	1,500	1,501
5.900%, 05/23/2024 (B)	1,750	1,752
Standard Chartered Bank NY
5.210%, 10/31/2023	2,000	1,999
Starbird Funding
5.660%, 03/07/2024 (B)	2,000	2,000
5.650%, 11/10/2023 (B)	4,000	4,001
Sumitomo Mitsu Banking
6.230%, 11/30/2023	1,000	1,001
5.790%, 01/08/2024	2,000	2,001
5.730%, 01/29/2024	3,000	3,002
5.710%, 02/20/2024	3,000	3,001
Sumitomo Mitsui Trust Bank
5.600%, 11/29/2023	2,000	2,000
Toronto-Dominion Bank
6.000%, 10/02/2024	2,000	2,002
5.800%, 01/29/2024	3,000	3,002
5.270%, 01/24/2024	2,000	1,996
Toyota Motor Credit
5.687%, 02/22/2024	910	910
Westpac Banking
5.820%, 04/19/2024 (B)	1,000	1,001
Total Certificates of Deposit
(Cost $130,098) ($ Thousands)		130,117

	Shares
CASH EQUIVALENT — 0.0%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	107,051	107

Total Cash Equivalent
(Cost $107) ($ Thousands)		107

	Face Amount (Thousands)
REPURCHASE AGREEMENTS — 18.8%
Bank of America Securities
5.300%, dated 9/29/2023, to be repurchased on 10/2/2023, repurchase price $62,127,429 (collateralized by various FCSB obligations, ranging in par value $2,296,000 - $29,252,000, 0.320% - 4.490%, 6/17/2024 - 4/20/2037; with total market value $63,342,022) (E)	$62,100	62,100

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
REPURCHASE AGREEMENTS (continued)
Goldman Sachs & Co
5.300%, dated 9/29/2023, to be repurchased on 10/2/2023, repurchase price $20,008,832 (collateralized by various GNMA obligations, ranging in par value $500,000 - $16,728,697, 3.180% - 5.500%, 12/15/2038 - 10/15/2057; with total market value $20,400,000) (E)	$20,000	$20,000
TD Securities
5.310%, dated 9/29/2023, to be repurchased on 10/2/2023, repurchase price $8,003,540 (collateralized by various U.S. Treasury obligations, ranging in par value $42,800 - $603,400, 0.500% - 4.125%, 11/30/2023 - 12/31/2029; with total market value $8,160,083) (E)	8,000	8,000

Total Repurchase Agreements
(Cost $90,100) ($ Thousands)		90,100

Total Investments in Securities — 99.6%
(Cost $477,520) ($ Thousands)		$477,466

Percentages are based on Net Assets of $479,303 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 6).
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $210,970 ($ Thousands), representing 44.0% of the Net Assets of the Fund.

(C)	No interest rate available.
(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Tri-Party Repurchase Agreement.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Commercial Paper	–	220,229	–	220,229
Corporate Obligations	–	29,413	–	29,413
U.S. Treasury Obligations	–	7,500	–	7,500
Certificates of Deposit	–	130,117	–	130,117
Cash Equivalent	107	–	–	107
Repurchase Agreements	–	90,100	–	90,100
Total Investments in Securities	107	477,359	–	477,466

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$—	$7,627,739	$(7,627,632)	$—	$—	$107	$23	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Free Conservative Income Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS — 99.6%
Alabama — 1.7%
Mobile, Industrial Development Board, RB
3.150%, 06/01/2034 (A)	$2,900	$2,900

Arizona — 0.9%
Yavapai County, Industrial Development Authority, Drake Cement Project, Ser A, RB
4.050%, 09/01/2035 (A)(B)	1,500	1,500

Colorado — 2.9%
Colorado Springs, Utilities System Revenue, Ser C-REMK, RB
4.050%, 11/01/2040 (A)	1,150	1,150
3.850%, 11/01/2028 (A)	3,700	3,700

		4,850

Connecticut — 5.0%
Connecticut State, Health & Educational Facilities Authority, Gaylord Hospital, Ser B, RB
3.880%, 07/01/2037 (A)(B)	2,500	2,500
Connecticut State, Housing Finance Authority, Mortgage Finance Program, Sub-Ser F-3, RB
4.100%, 05/15/2040 (A)	3,000	3,000
Connecticut State, Ser C, GO
3.880%, 05/15/2034 (A)	2,870	2,870

		8,370

Delaware — 0.4%
University of Delaware, RB
2.900%, 11/01/2035 (A)	750	750

District of Columbia — 0.4%
Tender Option Bond Trust Receipts, Ser 2019-XG0267, RB
4.030%, 10/01/2053 (A)(B)(C)	610	610

Florida — 6.0%
Gainesville, Utilities System Revenue, Ser B-REMK, RB
3.000%, 10/01/2042 (A)	2,000	2,000
Hillsborough County, Industrial Development Authority, Baycare Health Systems, RB
2.900%, 11/01/2038 (A)(B)	1,000	1,000

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Lucie County, Florida Power & Light Project, RB
3.100%, 09/01/2028 (A)	$7,050	$7,050

		10,050

Georgia — 0.2%
Georgia State, Main Street Natural Gas, Ser B, RB
5.000%, 03/01/2024	290	290

Idaho — 0.7%
Idaho State, Housing & Finance Association, Traditions at Boise Apartments Project, Ser A, RB
3.250%, 09/01/2044 (A)	1,100	1,100

Illinois — 3.2%
Illinois State, Development Finance Authority, YMCA Metropolitan Chicago Project, RB
3.450%, 06/01/2029 (A)(B)	3,800	3,800
Illinois State, Finance Authority, University of Chicago, RB
3.970%, 07/01/2038 (A)	1,500	1,500

		5,300

Indiana — 1.1%
Tender Option Bond Trust Receipts, Ser 2016-XL0019, RB
4.130%, 04/01/2030 (A)(C)	1,770	1,770

Iowa — 5.8%
Iowa State, Finance Authority, Disaster Area Economic Development, CJ Bio America Project, RB
3.970%, 12/01/2041 (A)(B)(C)	7,500	7,500
Iowa State, Finance Authority, Mortgage-Backed Securities Program, RB, GNMA/FNMA/FHLMC
3.950%, 01/01/2047 (A)	700	700
Iowa State, Finance Authority, Pollution Control Facilities, MidAmerican Energy Project, RB
3.400%, 09/01/2036 (A)	1,600	1,600

		9,800
Louisiana — 0.9%
Saint James Parish, Nucor Steel Louisiana LLC Project, Ser 2010A-1, RB
3.840%, 11/01/2040 (A)	1,500	1,500

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Maryland — 0.6%
Maryland State, Community Development Administration, Department of Housing and Community Development, Crusader Arms Apartments Project, Ser D, RB
3.900%, 02/01/2041 (A)	$1,070	$1,070

Massachusetts — 1.2%
Somerville, GO
5.000%, 05/30/2024	2,000	2,016

Michigan — 0.8%
Central Michigan University, Ser A, RB
3.900%, 10/01/2032 (A)(B)	1,400	1,400

Mississippi — 3.3%
Mississippi State, Business Finance, Chevron USA Project, Ser D, RB
3.000%, 12/01/2030 (A)	2,400	2,400
Mississippi State, Business Finance, Chevron USA Project, Ser J, RB
3.000%, 11/01/2035 (A)	3,200	3,200

		5,600

Missouri — 4.1%
Kansas City, Special Obligation, H Roe Bartle Project, Ser E, RB
3.350%, 04/15/2034 (A)(B)	3,300	3,300
RBC Municipal Products Trust, Ser C-16, RB
4.030%, 09/01/2039 (A)(B)(C)	3,500	3,500

		6,800

Nevada — 2.4%
Clark County, Department of Aviation, Sub-Ser D-2B, RB
3.350%, 07/01/2040 (A)(B)	4,000	4,000

New Jersey — 8.2%
Cranford, GO
5.000%, 06/20/2024	3,760	3,779
5.000%, 08/22/2024	1,560	1,570
Hudson County, Improvement Authority, Local Unit Loan Program, RB
5.000%, 07/24/2024	1,000	1,007
Plainsboro, GO
5.000%, 07/25/2024	3,000	3,020
South Amboy, GO
5.000%, 06/28/2024	4,361	4,381
		13,757

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New Mexico — 0.7%
New Mexico State, Hospital Equipment Loan Council, Presbyterian Healthcare Services, RB
4.100%, 08/01/2034 (A)	$600	$600
2.950%, 08/01/2034 (A)	600	600

		1,200

New York — 15.5%
Mount Pleasant, Central School District, GO
5.000%, 06/28/2024	3,050	3,067
New York City, Housing Development Authority, RB, FHA
4.100%, 11/01/2060 (A)	2,000	2,000
4.100%, 05/01/2061 (A)	1,600	1,600
New York City, Municipal Water Finance Authority, RB
3.000%, 06/15/2053 (A)	1,400	1,400
New York City, Ser A-3, GO
2.900%, 09/01/2049 (A)	1,400	1,400
New York City, Sub-Ser B, GO
3.000%, 10/01/2046 (A)	5,300	5,300
New York City, Transitional Finance Authority, Future Tax Secured Revenue, Sub-Ser A-4, RB
3.000%, 08/01/2039 (A)	700	700
New York City, Water & Sewer System, RB
2.900%, 06/15/2048 (A)	900	900
New York State, Dormitory Authority, BDS Rockefeller University, RB
3.850%, 07/01/2032 (A)	4,900	4,900
New York State, Housing Finance Agency, Ser A, RB
3.420%, 11/01/2050 (A)(B)	2,500	2,500
Tender Option Bond Trust Receipts, Ser 2023-XF1450, RB
4.010%, 03/15/2054 (A)(C)	2,200	2,200

		25,967

North Carolina — 2.6%
Charlotte, Governmental Facilities Project, RB
3.850%, 06/01/2033 (A)	1,760	1,760
University of North Carolina, Hospital at Chapel Hill, Ser B-REMK, RB
3.850%, 02/01/2029 (A)	2,675	2,675

		4,435
Ohio — 1.3%
Ohio State University, RB
3.250%, 06/01/2043 (A)	2,200	2,200

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Tax-Free Conservative Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Oregon — 1.7%
Oregon State, Facilities Authority, Ser B, RB
2.900%, 08/01/2034 (A)(B)	$2,800	$2,800

Pennsylvania — 2.7%
Montgomery County, Industrial Development Authority, Acts Retirement Life Communities, RB, AGC
3.050%, 11/15/2029 (A)	175	175
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply Project, RB
4.300%, 12/01/2037 (A)(B)	3,300	3,300
Pennsylvania State, Turnpike Commission, RB
3.850%, 12/01/2038 (A)(B)	1,100	1,100

		4,575

South Carolina — 4.7%
South Carolina State, Jobs-Economic Development Authority, RB, FHLB
4.000%, 03/01/2063 (A)(B)	3,000	3,000
South Carolina State, Public Service Authority, Ser A, RB
3.350%, 01/01/2036 (A)(B)	4,400	4,400
Tender Option Bond Trust Receipts, Ser 2022-XG0398, RB, BAM
4.100%, 12/01/2055 (A)(C)	500	500

		7,900

South Dakota — 3.0%
South Dakota State, Housing Development Authority, RB
4.130%, 11/01/2046 (A)	2,200	2,200
South Dakota State, Housing Development Authority, Ser A, RB
4.130%, 11/01/2062 (A)	2,885	2,885

		5,085

Tennessee — 0.2%
Clarksville, Public Building Authority, Pooled Financing, RB
3.950%, 06/01/2029 (A)(B)	280	280

Texas — 11.2%
Harris County, Health Facilities Development Authority, Methodist Hospital System Project, RB
3.000%, 12/01/2041 (A)	4,500	4,500
Pasadena, Independent School District, Ser B, GO, AGM
4.100%, 02/01/2035 (A)	1,300	1,300

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Port Arthur, Navigation District, Industrial Development, Petrochemicals USA Project, RB
3.400%, 03/01/2039 (A)	$5,300	$5,300
Tarrant County, Cultural Education Facilities Finance, Christus Health, RB
3.500%, 07/01/2047 (A)(B)	1,525	1,525
Texas State, Veterans Bonds, GO
3.400%, 12/01/2046 (A)	1,900	1,900
Texas State, Veterans Bonds, Ser B, GO
3.550%, 12/01/2042 (A)	2,250	2,250
Texas State, Veterans Bonds, Ser B-REMK, GO
3.550%, 12/01/2043 (A)	2,000	2,000

		18,775

Utah — 1.0%
Utah State, Water Finance Agency, Ser B-2-REMK, RB
4.000%, 10/01/2035 (A)	1,705	1,705

Virginia — 1.2%
Fairfax County, Industrial Development Authority, Inova Health System Project, RB
4.090%, 05/15/2042 (A)	2,050	2,050

Washington — 0.9%
Washington State, Housing Finance Commission, Ser VR, RB
3.950%, 12/01/2046 (A)	1,585	1,585

West Virginia — 0.6%
West Virginia State, Hospital Finance Authority, West Virginia University, RB
3.850%, 06/01/2034 (A)(B)	1,080	1,080

Wisconsin — 2.5%
Wisconsin State, Housing & Economic Development Authority, Ser B, RB
3.950%, 03/01/2041 (A)	2,320	2,320
Wisconsin State, Housing & Economic Development Authority, Ser C, RB
4.100%, 05/01/2046 (A)	1,800	1,800

		4,120

Total Municipal Bonds
(Cost $167,253) ($ Thousands)		167,190

Total Investments in Securities — 99.6%
(Cost $167,253) ($ Thousands)		$167,190

SEI Institutional Managed Trust

Percentages are based on Net Assets of $167,895 ($ Thousands).
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)	Securities are held in connection with a letter of credit issued by a major bank.
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $16,080 ($ Thousands), representing 9.6% of the Net Assets of the Fund.

As of September 30, 2023, all of the Fund's investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Real Return Fund

†	Percentages are based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 99.1%
U.S. Treasury Inflation Protected Securities
3.625%, 04/15/2028	$4,723	$4,962
2.375%, 01/15/2025	7,916	7,821
2.375%, 01/15/2027	4,902	4,865
2.000%, 01/15/2026	5,073	4,973
1.750%, 01/15/2028	4,802	4,664
1.625%, 10/15/2027	12,557	12,190
1.250%, 04/15/2028	12,463	11,849
0.750%, 07/15/2028	9,981	9,287
0.625%, 01/15/2026	10,753	10,222
0.500%, 01/15/2028	11,451	10,553
0.375%, 07/15/2025	12,791	12,245
0.375%, 01/15/2027	9,971	9,274
0.375%, 07/15/2027	11,168	10,356
0.250%, 01/15/2025	11,657	11,212
0.125%, 10/15/2024	11,369	11,022
0.125%, 04/15/2025	9,293	8,864
0.125%, 10/15/2025	11,328	10,734
0.125%, 04/15/2026	8,724	8,150
0.125%, 07/15/2026	10,715	10,015
0.125%, 10/15/2026	12,113	11,264

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 04/15/2027	$12,375	$11,359

Total U.S. Treasury Obligations
(Cost $209,879) ($ Thousands)		195,881

	Shares
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	1,546,698	1,547

Total Cash Equivalent
(Cost $1,547) ($ Thousands)		1,547

Total Investments in Securities — 99.9%
(Cost $211,426) ($ Thousands)		$197,428

Percentages are based on Net Assets of $197,680 ($ Thousands).
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 6).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	195,881	–	195,881
Cash Equivalent	1,547	–	–	1,547
Total Investments in Securities	1,547	195,881	–	197,428

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$1,251	$70,191	$(69,895)	$—	$—	$1,547	$27	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Dynamic Asset Allocation Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 79.9%

Communication Services — 7.1%
Activision Blizzard Inc	10,897	$1,020
Alphabet Inc, Cl A *	90,196	11,803
Alphabet Inc, Cl C *	76,711	10,114
AT&T Inc	109,354	1,643
Charter Communications Inc, Cl A *	1,543	679
Comcast Corp, Cl A	62,454	2,769
Electronic Arts Inc	3,725	448
Fox Corp, Cl A	3,871	121
Fox Corp, Cl B	2,366	68
Interpublic Group of Cos Inc/The	5,927	170
Live Nation Entertainment Inc *	2,307	192
Match Group Inc *	4,206	165
Meta Platforms Inc, Cl A *	33,725	10,125
Netflix Inc *	6,709	2,533
News Corp, Cl A	5,662	114
News Corp, Cl B	2,017	42
Omnicom Group Inc	3,043	227
Paramount Global, Cl B	8,271	107
Take-Two Interactive Software Inc, Cl A *	2,421	340
T-Mobile US Inc	7,771	1,088
Verizon Communications Inc	63,686	2,064
Walt Disney Co/The *	27,766	2,250
Warner Bros Discovery Inc *	34,364	373

		48,455
Consumer Discretionary — 8.6%
Airbnb Inc, Cl A *	6,400	878
Amazon.com Inc, Cl A *	138,070	17,551
Aptiv PLC *	4,172	411
AutoZone Inc *	309	785
Bath & Body Works Inc	3,429	116
Best Buy Co Inc	3,030	211
Booking Holdings Inc *	535	1,650
BorgWarner Inc	3,837	155
Caesars Entertainment Inc *	3,254	151
CarMax Inc *	2,545	180

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Carnival Corp *	15,226	$209
Chipotle Mexican Grill Inc, Cl A *	450	824
Darden Restaurants Inc	1,842	264
Domino's Pizza Inc	484	183
DR Horton Inc	4,647	499
eBay Inc	8,318	367
Etsy Inc *	1,991	129
Expedia Group Inc *	2,212	228
Ford Motor Co	60,008	745
Garmin Ltd	2,300	242
General Motors Co	21,362	704
Genuine Parts Co	2,225	321
Hasbro Inc	1,909	126
Hilton Worldwide Holdings Inc	3,886	584
Home Depot Inc/The	15,249	4,608
Las Vegas Sands Corp	5,119	235
Lennar Corp, Cl A	3,890	437
LKQ Corp	3,816	189
Lowe's Cos Inc	8,883	1,846
Marriott International Inc/MD, Cl A	3,873	761
McDonald's Corp	11,137	2,934
MGM Resorts International	4,042	149
Mohawk Industries Inc *	920	79
NIKE Inc, Cl B	18,684	1,787
Norwegian Cruise Line Holdings Ltd *	6,214	102
NVR Inc *	49	292
O'Reilly Automotive Inc *	918	834
Pool Corp	616	219
PulteGroup Inc	3,473	257
Ralph Lauren Corp, Cl A	628	73
Ross Stores Inc	5,126	579
Royal Caribbean Cruises Ltd *	3,466	319
Starbucks Corp	17,326	1,581
Tapestry Inc	3,553	102
Tesla Inc *	42,015	10,513
TJX Cos Inc/The	17,410	1,547
Tractor Supply Co	1,674	340
Ulta Beauty Inc *	723	289
VF Corp	4,919	87
Whirlpool Corp	769	103
Wynn Resorts Ltd	1,545	143
Yum! Brands Inc	4,360	545

		58,463
Consumer Staples — 5.2%
Altria Group Inc	26,816	1,128
Archer-Daniels-Midland Co	8,221	620
Brown-Forman Corp, Cl B	2,960	171
Bunge Ltd	2,300	249
Campbell Soup Co	3,234	133
Church & Dwight Co Inc	3,685	338
Clorox Co/The	1,935	254
Coca-Cola Co/The	59,204	3,314

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Colgate-Palmolive Co	12,421	$883
Conagra Brands Inc	7,263	199
Constellation Brands Inc, Cl A	2,428	610
Costco Wholesale Corp	6,677	3,772
Dollar General Corp	3,271	346
Dollar Tree Inc *	3,196	340
Estee Lauder Cos Inc/The, Cl A	3,570	516
General Mills Inc	9,040	578
Hershey Co/The	2,276	455
Hormel Foods Corp	4,423	168
J M Smucker Co/The	1,630	200
Kellanova	3,919	233
Kenvue Inc	26,574	534
Keurig Dr Pepper Inc	15,092	476
Kimberly-Clark Corp	5,179	626
Kraft Heinz Co/The	12,243	412
Kroger Co/The	10,088	451
Lamb Weston Holdings Inc	2,201	204
McCormick & Co Inc/MD	3,780	286
Molson Coors Beverage Co, Cl B	2,895	184
Mondelez International Inc, Cl A	20,548	1,426
Monster Beverage Corp *	11,144	590
PepsiCo Inc	20,958	3,551
Philip Morris International Inc	23,758	2,200
Procter & Gamble Co/The	35,902	5,237
Sysco Corp, Cl A	7,611	503
Target Corp, Cl A	7,026	777
Tyson Foods Inc, Cl A	4,375	221
Walgreens Boots Alliance Inc	10,924	243
Walmart Inc	21,399	3,422

		35,850
Energy — 3.8%
APA Corp	4,952	204
Baker Hughes Co, Cl A	15,468	546
Chevron Corp	27,074	4,565
ConocoPhillips	18,149	2,174
Coterra Energy Inc	11,241	304
Devon Energy Corp	9,595	458
Diamondback Energy Inc, Cl A	2,623	406
EOG Resources Inc	8,799	1,115
EQT Corp	5,600	227
Exxon Mobil Corp	60,826	7,152
Halliburton Co	13,478	546
Hess Corp	4,196	642
Kinder Morgan Inc	28,998	481
Marathon Oil Corp	9,659	258
Marathon Petroleum Corp	6,037	914
Occidental Petroleum Corp	10,015	650
ONEOK Inc	8,906	565
Phillips 66	6,685	803
Pioneer Natural Resources Co	3,568	819
Schlumberger NV, Cl A	21,778	1,270

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Targa Resources Corp	3,400	$292
Valero Energy Corp	5,274	747
Williams Cos Inc/The	18,229	614

		25,752
Financials — 10.3%
Aflac Inc	8,271	635
Allstate Corp/The	4,090	456
American Express Co	8,797	1,313
American International Group Inc	10,869	659
Ameriprise Financial Inc	1,523	502
Aon PLC, Cl A	3,076	997
Arch Capital Group Ltd *	5,725	456
Arthur J Gallagher & Co	3,219	734
Assurant Inc	743	107
Bank of America Corp	105,500	2,889
Bank of New York Mellon Corp/The	10,813	461
Berkshire Hathaway Inc, Cl B *	27,680	9,696
BlackRock Inc	2,161	1,397
Blackstone Inc, Cl A	10,700	1,146
Brown & Brown Inc	3,539	247
Capital One Financial Corp	5,898	572
Cboe Global Markets Inc	1,627	254
Charles Schwab Corp/The	22,516	1,236
Chubb Ltd	6,293	1,310
Cincinnati Financial Corp	2,503	256
Citigroup Inc	29,120	1,198
Citizens Financial Group Inc	7,508	201
CME Group Inc, Cl A	5,472	1,096
Comerica Inc	1,983	82
Discover Financial Services	3,808	330
Everest Group Ltd	673	250
Eversource Energy	5,401	314
FactSet Research Systems Inc	574	251
Fidelity National Information Services Inc, Cl B	9,235	511
Fifth Third Bancorp	10,419	264
Fiserv Inc, Cl A *	9,377	1,059
FleetCor Technologies Inc *	1,144	292
Franklin Resources Inc	4,243	104
Global Payments Inc	4,059	468
Globe Life Inc	1,400	152
Goldman Sachs Group Inc/The	5,055	1,636
Hartford Financial Services Group Inc/The	4,799	340
Huntington Bancshares Inc/OH	21,962	228
Intercontinental Exchange Inc	8,608	947
Invesco Ltd	6,878	100
Jack Henry & Associates Inc	1,150	174
JPMorgan Chase & Co	44,198	6,410
KeyCorp	14,812	159
Loews Corp	2,755	175
M&T Bank Corp	2,576	326
MarketAxess Holdings Inc	553	118

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marsh & McLennan Cos Inc	7,515	$1,430
Mastercard Inc, Cl A	12,670	5,016
MetLife Inc	9,711	611
Moody's Corp	2,362	747
Morgan Stanley	19,328	1,579
MSCI Inc, Cl A	1,199	615
Nasdaq Inc, Cl A	5,191	252
Northern Trust Corp	3,322	231
PayPal Holdings Inc *	16,859	986
PNC Financial Services Group Inc/The	5,981	734
Principal Financial Group Inc, Cl A	3,467	250
Progressive Corp/The	8,968	1,249
Prudential Financial Inc	5,660	537
Raymond James Financial Inc	2,993	301
Regions Financial Corp	14,934	257
S&P Global Inc	4,961	1,813
Synchrony Financial	6,644	203
T Rowe Price Group Inc	3,389	355
Travelers Cos Inc/The	3,404	556
Truist Financial Corp	20,648	591
US Bancorp	23,470	776
Visa Inc, Cl A	24,418	5,616
W R Berkley Corp	3,057	194
Wells Fargo & Co	55,411	2,264
Willis Towers Watson PLC	1,638	342
Zions Bancorp NA	2,233	78

		70,091
Health Care — 10.7%
Abbott Laboratories	26,453	2,562
AbbVie Inc	26,892	4,009
Agilent Technologies Inc	4,609	515
Align Technology Inc *	1,098	335
Amgen Inc, Cl A	8,154	2,191
Baxter International Inc	7,749	292
Becton Dickinson & Co	4,358	1,127
Biogen Inc *	2,236	575
Bio-Rad Laboratories Inc, Cl A *	333	119
Bio-Techne Corp	2,392	163
Boston Scientific Corp *	21,984	1,161
Bristol-Myers Squibb Co	31,910	1,852
Cardinal Health Inc	4,023	349
Catalent Inc *	2,977	136
Cencora Inc, Cl A	2,499	450
Centene Corp *	8,282	570
Charles River Laboratories International Inc *	765	150
Cigna Group/The	4,504	1,288
Cooper Cos Inc/The, Cl A	766	244
CVS Health Corp	19,647	1,372
Danaher Corp, Cl A	9,962	2,472
DaVita Inc *	915	87
DENTSPLY SIRONA Inc	3,221	110

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Dexcom Inc *	5,966	$557
Edwards Lifesciences Corp, Cl A *	9,151	634
Elevance Health Inc	3,616	1,574
Eli Lilly & Co	12,074	6,485
GE HealthCare Technologies Inc	6,043	411
Gilead Sciences Inc	18,855	1,413
HCA Healthcare Inc	3,053	751
Henry Schein Inc *	2,049	152
Hologic Inc *	3,729	259
Humana Inc	1,865	907
IDEXX Laboratories Inc *	1,243	544
Illumina Inc *	2,437	335
Incyte Corp *	2,871	166
Insulet Corp *	1,100	175
Intuitive Surgical Inc *	5,382	1,573
IQVIA Holdings Inc *	2,815	554
Johnson & Johnson	36,654	5,709
Laboratory Corp of America Holdings	1,353	272
McKesson Corp	2,008	873
Medtronic PLC	20,387	1,598
Merck & Co Inc	38,611	3,975
Mettler-Toledo International Inc *	360	399
Moderna Inc *	5,081	525
Molina Healthcare Inc *	860	282
Organon & Co	3,792	66
Pfizer Inc	85,922	2,850
Quest Diagnostics Inc	1,696	207
Regeneron Pharmaceuticals Inc *	1,651	1,359
ResMed Inc	2,264	335
Revvity Inc	1,883	208
STERIS PLC	1,474	323
Stryker Corp	5,112	1,397
Teleflex Inc	700	137
Thermo Fisher Scientific Inc	5,849	2,961
UnitedHealth Group Inc	14,087	7,103
Universal Health Services Inc, Cl B	992	125
Vertex Pharmaceuticals Inc *	3,895	1,354
Viatris Inc, Cl W	17,483	172
Waters Corp *	946	259
West Pharmaceutical Services Inc	1,079	405
Zimmer Biomet Holdings Inc	3,273	367
Zoetis Inc, Cl A	6,917	1,203

		73,083
Industrials — 6.6%
3M Co	8,417	788
A O Smith Corp	1,910	126
Alaska Air Group Inc *	1,914	71
Allegion plc	1,433	149
American Airlines Group Inc *	9,781	125
AMETEK Inc	3,510	519
Automatic Data Processing Inc	6,292	1,514
Axon Enterprise Inc *	1,000	199

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Boeing Co/The *	8,587	$1,646
Broadridge Financial Solutions Inc	1,834	328
Carrier Global Corp	12,942	714
Caterpillar Inc, Cl A	7,738	2,112
Ceridian HCM Holding Inc *	2,306	156
CH Robinson Worldwide Inc	1,798	155
Cintas Corp	1,298	624
Copart Inc *	13,210	569
CSX Corp	30,714	944
Cummins Inc	2,180	498
Deere & Co	4,102	1,548
Delta Air Lines Inc, Cl A	9,787	362
Dover Corp	2,141	299
Eaton Corp PLC	6,092	1,299
Emerson Electric Co	8,720	842
Equifax Inc	1,865	342
Expeditors International of Washington Inc	2,192	251
Fastenal Co, Cl A	8,831	483
FedEx Corp	3,495	926
Fortive Corp	5,370	398
Generac Holdings Inc *	983	107
General Dynamics Corp	3,464	765
General Electric Co	16,682	1,844
Honeywell International Inc	10,132	1,872
Howmet Aerospace Inc	5,632	260
Huntington Ingalls Industries Inc, Cl A	573	117
IDEX Corp	1,148	239
Illinois Tool Works Inc	4,163	959
Ingersoll Rand Inc	6,179	394
Jacobs Solutions Inc	1,832	250
JB Hunt Transport Services Inc	1,287	243
Johnson Controls International PLC	10,185	542
L3Harris Technologies Inc	2,887	503
Leidos Holdings Inc	2,204	203
Lockheed Martin Corp	3,423	1,400
Masco Corp	3,459	185
Nordson Corp	863	193
Norfolk Southern Corp	3,471	684
Northrop Grumman Corp	2,161	951
Old Dominion Freight Line Inc, Cl A	1,363	558
Otis Worldwide Corp	6,435	517
PACCAR Inc	7,850	667
Parker-Hannifin Corp, Cl A	1,986	774
Paychex Inc	4,991	576
Paycom Software Inc	687	178
Pentair PLC	2,664	172
Quanta Services Inc	2,183	408
Republic Services Inc	3,198	456
Robert Half Inc	1,584	116
Rockwell Automation Inc	1,755	502
Rollins Inc	3,520	131
RTX Corp	22,231	1,600

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Snap-on Inc	818	$209
Southwest Airlines Co, Cl A	9,027	244
Stanley Black & Decker Inc	2,399	200
Textron Inc	3,186	249
Trane Technologies PLC	3,537	718
TransDigm Group Inc *	837	706
Union Pacific Corp	9,285	1,891
United Airlines Holdings Inc *	4,978	211
United Parcel Service Inc, Cl B	10,976	1,711
United Rentals Inc	1,018	453
Verisk Analytics Inc, Cl A	2,215	523
Waste Management Inc	5,687	867
Westinghouse Air Brake Technologies Corp	2,762	294
WW Grainger Inc	625	432
Xylem Inc/NY	3,666	334

		45,395
Information Technology — 21.9%
Accenture PLC, Cl A	9,553	2,934
Adobe Inc *	6,938	3,538
Advanced Micro Devices Inc *	24,458	2,515
Akamai Technologies Inc *	2,363	252
Amphenol Corp, Cl A	8,975	754
Analog Devices Inc	7,620	1,334
ANSYS Inc *	1,340	399
Apple Inc	223,459	38,258
Applied Materials Inc	12,692	1,757
Arista Networks Inc *	3,800	699
Autodesk Inc, Cl A *	3,310	685
Broadcom Inc	6,261	5,200
Cadence Design Systems Inc *	4,164	976
CDW Corp/DE	2,078	419
Cisco Systems Inc	61,880	3,327
Cognizant Technology Solutions Corp, Cl A	7,607	515
Corning Inc, Cl B	11,634	354
DXC Technology Co *	3,309	69
Enphase Energy Inc *	2,088	251
EPAM Systems Inc *	918	235
F5 Inc, Cl A *	849	137
Fair Isaac Corp *	400	347
First Solar Inc *	1,500	242
Fortinet Inc *	10,100	593
Gartner Inc *	1,171	402
Gen Digital Inc	8,609	152
Hewlett Packard Enterprise Co	19,524	339
HP Inc	13,421	345
Intel Corp	63,462	2,256
International Business Machines Corp	13,828	1,940
Intuit Inc	4,222	2,157
Juniper Networks Inc	4,954	138
Keysight Technologies Inc *	2,787	369
KLA Corp	2,110	968
Lam Research Corp	2,027	1,270

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Microchip Technology Inc	8,239	$643
Micron Technology Inc	16,744	1,139
Microsoft Corp	113,006	35,682
Monolithic Power Systems Inc	670	309
Motorola Solutions Inc	2,514	684
NetApp Inc	3,276	249
NVIDIA Corp	37,518	16,320
ON Semiconductor Corp *	6,699	623
Oracle Corp, Cl B	23,917	2,533
Palo Alto Networks Inc *	4,600	1,078
PTC Inc *	1,628	231
Qorvo Inc *	1,631	156
QUALCOMM Inc	17,103	1,899
Roper Technologies Inc	1,623	786
Salesforce Inc *	14,728	2,987
Seagate Technology Holdings PLC	2,905	192
ServiceNow Inc *	3,107	1,737
Skyworks Solutions Inc	2,446	241
SolarEdge Technologies Inc *	864	112
Synopsys Inc *	2,291	1,051
TE Connectivity Ltd	4,861	600
Teledyne Technologies Inc *	690	282
Teradyne Inc	2,388	240
Texas Instruments Inc	13,804	2,195
Trimble Inc *	3,728	201
Tyler Technologies Inc *	609	235
VeriSign Inc *	1,412	286
Western Digital Corp *	4,824	220
Zebra Technologies Corp, Cl A *	777	184

		149,221
Materials — 1.9%
Air Products and Chemicals Inc	3,419	969
Albemarle Corp	1,790	304
Amcor PLC	22,572	207
Avery Dennison Corp	1,219	223
Ball Corp	4,790	238
Celanese Corp, Cl A	1,626	204
CF Industries Holdings Inc	2,936	252
Corteva Inc	10,604	543
Dow Inc	10,517	542
DuPont de Nemours Inc	7,145	533
Eastman Chemical Co	1,810	139
Ecolab Inc	3,810	645
FMC Corp	1,862	125
Freeport-McMoRan Inc, Cl B	21,912	817
International Flavors & Fragrances Inc	3,882	265
International Paper Co	5,008	178
Linde PLC	7,420	2,763
LyondellBasell Industries NV, Cl A	3,875	367
Martin Marietta Materials Inc, Cl A	892	366
Mosaic Co/The	5,156	184
Newmont Corp	12,355	457

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Nucor Corp	3,762	$588
Packaging Corp of America	1,435	220
PPG Industries Inc	3,589	466
Sealed Air Corp	2,157	71
Sherwin-Williams Co/The, Cl A	3,541	903
Steel Dynamics Inc	2,251	241
Vulcan Materials Co	2,031	410
Westrock Co	3,812	136

		13,356
Real Estate — 1.9%
Alexandria Real Estate Equities Inc ‡	2,395	240
American Tower Corp, Cl A ‡	7,127	1,172
AvalonBay Communities Inc ‡	2,145	368
Boston Properties Inc ‡	2,111	126
Camden Property Trust ‡	1,700	161
CBRE Group Inc, Cl A *	4,883	361
CoStar Group Inc *	6,259	481
Crown Castle Inc ‡	6,663	613
Digital Realty Trust Inc, Cl A ‡	4,441	537
Equinix Inc ‡	1,411	1,025
Equity Residential ‡	5,309	312
Essex Property Trust Inc ‡	1,015	215
Extra Space Storage Inc ‡	3,241	394
Federal Realty Investment Trust ‡	1,052	95
Healthpeak Properties Inc ‡	8,361	154
Host Hotels & Resorts Inc ‡	10,923	176
Invitation Homes Inc ‡	8,900	282
Iron Mountain Inc ‡	4,478	266
Kimco Realty Corp ‡	9,474	167
Mid-America Apartment Communities Inc ‡	1,839	237
Prologis Inc ‡	14,137	1,586
Public Storage ‡	2,369	624
Realty Income Corp ‡	10,474	523
Regency Centers Corp ‡	2,294	136
SBA Communications Corp, Cl A ‡	1,681	336
Simon Property Group Inc ‡	5,102	551
UDR Inc ‡	4,695	167
Ventas Inc ‡	6,137	259
VICI Properties Inc, Cl A ‡	15,656	456
Welltower Inc ‡	7,741	634
Weyerhaeuser Co ‡	11,205	344

		12,998
Utilities — 1.9%
AES Corp/The	10,155	154
Alliant Energy Corp	3,829	186
Ameren Corp	3,929	294
American Electric Power Co Inc	7,848	590
American Water Works Co Inc	3,023	374
Atmos Energy Corp	2,207	234
CenterPoint Energy Inc	9,682	260
CMS Energy Corp	4,487	238

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Dynamic Asset Allocation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Consolidated Edison Inc	5,228	$447
Constellation Energy Corp	4,860	530
Dominion Energy Inc	12,748	569
DTE Energy Co	2,995	297
Duke Energy Corp	11,785	1,040
Edison International	5,827	369
Entergy Corp	3,147	291
Evergy Inc	3,443	175
Exelon Corp	15,009	567
FirstEnergy Corp	7,573	259
NextEra Energy Inc	30,721	1,760
NiSource Inc	6,644	164
NRG Energy Inc	3,496	135
PG&E Corp *	31,327	505
Pinnacle West Capital Corp	1,817	134
PPL Corp	11,344	267
Public Service Enterprise Group Inc	7,640	435
Sempra	9,622	655
Southern Co/The	16,685	1,080
WEC Energy Group Inc	4,879	393
Xcel Energy Inc	8,559	490

		12,892
Total Common Stock
(Cost $251,603) ($ Thousands)		545,556

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK — 0.1%

China — 0.1%
NXP Semiconductors NV	3,915	$783

Total Foreign Common Stock
(Cost $789) ($ Thousands)		783

CASH EQUIVALENT — 0.4%
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†	2,778,669	2,779

Total Cash Equivalent
(Cost $2,779) ($ Thousands)		2,779

PURCHASED OPTIONS — 1.0%
Total Purchased Options
(Cost $4,822) ($ Thousands)		6,937

Total Investments in Securities — 81.4%
(Cost $259,993) ($ Thousands)		$556,055
WRITTEN OPTIONS — (0.2)%
Total Written Options
(Premiums Received $1,309) ($ Thousands)		$(1,514)

A list of open exchange traded options contracts for the Fund at September 30, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 1.0%
Put Options
S&P 500 Index	21,639	$94,129	$4,350.00	7/20/2024	$4,817
S&P 500 Index	16,243	70,656	4,350.00	12/16/2023	2,120

Total Purchased Options		$164,785			$6,937
WRITTEN OPTIONS — (0.2)%
Put Options
S&P 500 Index	(16,243)	$(64,159)	3,950.00	12/16/2023	$(568)
S&P 500 Index	(21,639)	(71,408)	3,300.00	07/20/2024	(946)

Total Written Options		$(135,567)			$(1,514)

SEI Institutional Managed Trust

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Depreciation(Thousands)
Long Contracts
S&P 500 Index E-MINI^	319	Dec-2023	$71,691	$68,992	$(2,699)

A list of the open OTC swap agreements held by the Fund at September 30, 2023, is as follows:

Total Return Swaps

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Goldman Sachs^	Bloomberg Commodity Index Total Return	3 Month Treasury Bill RATE + 7.5 BPS	Index Return	Annually	12/13/2023	USD	49,000	$(588)	$–	$(588)
Goldman Sachs	S&P 500 EQWG USD TR	SOFR RATE INDEX + 0.75 BPS	Index Return	Quarterly	10/31/2023	USD	74,282	(6,903)	–	(6,903)
								$(7,491)	$–	$(7,491)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023, is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
2.659%^	U.S. Consumer Price Index (CPI)	Annually	2/27/2033	USD	103,200	$1,715	$–	$1,715
Fixed 0.280960%	Floating (MUTKCALM Index)	Annually	05/15/2026	JPY	102,200,000	1,920	–	1,920
0.29283%	JPY Unsecured Overnight Call Rate TONAR	Annually	05/15/2026	JPY	81,000,000	1,458	–	1,458
Floating EUROSTR OIS Compound	Fixed 3.087%	Annually	09/09/2025	EUR	470,000	(675)	–	(675)
Fixed 4.2625%	Floating USD SOFR OIS Compound	Annually	09/09/2025	USD	512,000	1,334	–	1,334
						$5,752	$–	$5,752

Percentages are based on Net Assets of $682,737 ($ Thousands).
^	Security is held by the Dynamic Commodity Strategy Subsidiary Ltd. as of September 30, 2023.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
†	Investment in Affiliated Security (see Note 6).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	545,556	–	–	545,556
Foreign Common Stock	783	–	–	783
Cash Equivalent	2,779	–	–	2,779
Purchased Options	6,937	–	–	6,937
Total Investments in Securities	556,055	–	–	556,055

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(1,514)	–	–	(1,514)
Futures Contracts*
Unrealized Depreciation	(2,699)	–	–	(2,699)
OTC Swaps
Total Return Swaps*
Unrealized Depreciation	–	(7,491)	–	(7,491)
Centrally Cleared Swaps
Interest Rate Swaps*
Unrealized Appreciation	–	6,427	–	6,427
Unrealized Depreciation	–	(675)	–	(675)
Total Other Financial Instruments	(4,213)	(1,739)	–	(5,952)

*	Futures contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instruments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Dynamic Asset Allocation Fund (Concluded)

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$6,875	$78,790	$(82,886)	$—	$—	$2,779	$318	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 23.2%
Communication Services — 1.9%
Altice France
5.500%, 10/15/2029 (A)	$310	$223
Altice France Holding
10.500%, 05/15/2027 (A)	95	59
Audacy Capital
6.750%, 03/31/2029 (A)(B)(C)	335	6
6.500%, 05/01/2027 (A)(B)(C)	220	5
Beasley Mezzanine Holdings
8.625%, 02/01/2026 (A)	695	446
CCO Holdings
6.375%, 09/01/2029 (A)	366	341
5.375%, 06/01/2029 (A)	75	67
4.500%, 08/15/2030 (A)	130	107
4.250%, 02/01/2031 (A)	125	100
4.250%, 01/15/2034 (A)	65	48
Charter Communications Operating
3.950%, 06/30/2062	155	88
DISH DBS
7.750%, 07/01/2026	545	409
7.375%, 07/01/2028	185	117
5.750%, 12/01/2028 (A)	320	246
5.250%, 12/01/2026 (A)	205	174
5.125%, 06/01/2029	220	122
Front Range BidCo
4.000%, 03/01/2027 (A)	220	163
Gray Escrow II
5.375%, 11/15/2031 (A)	1,030	674
Gray Television
7.000%, 05/15/2027 (A)	85	73

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.875%, 07/15/2026 (A)	$5	$4
4.750%, 10/15/2030 (A)	365	242
Level 3 Financing
10.500%, 05/15/2030 (A)	251	253
4.250%, 07/01/2028 (A)	150	93
3.875%, 11/15/2029 (A)	140	129
3.625%, 01/15/2029 (A)	105	59
Lumen Technologies
4.000%, 02/15/2027 (A)	280	184
Spanish Broadcasting System
9.750%, 03/01/2026 (A)	610	408
Stagwell Global
5.625%, 08/15/2029 (A)	325	262
Urban One
7.375%, 02/01/2028 (A)	1,107	949
Vmed O2 UK Financing I
4.250%, 01/31/2031 (A)	230	183
VTR Comunicaciones
5.125%, 01/15/2028 (A)	215	121
Windstream Escrow
7.750%, 08/15/2028 (A)	795	632

		6,987

Consumer Discretionary — 5.8%
1011778 BC ULC
4.375%, 01/15/2028 (A)	260	234
Abercrombie & Fitch Management
8.750%, 07/15/2025 (A)	304	309
Academy
6.000%, 11/15/2027 (A)	251	237
Allwyn Entertainment Financing UK
7.875%, 04/30/2029 (A)	261	264
Altice Financing
5.750%, 08/15/2029 (A)	225	184
American Greetings
8.750%, 04/15/2025 (A)	129	128
Bath & Body Works
7.600%, 07/15/2037	5	5
6.750%, 07/01/2036	175	153
6.625%, 10/01/2030 (A)	60	56
BCPE Ulysses Intermediate
7.750%cash/0% PIK, 04/01/2027 (A)	335	292
Brinker International
5.000%, 10/01/2024 (A)	645	629
Brookfield Residential Properties
5.000%, 06/15/2029 (A)	20	17
4.875%, 02/15/2030 (A)	260	211
Caesars Entertainment
7.000%, 02/15/2030 (A)	165	161
6.250%, 07/01/2025 (A)	1,375	1,356
Caesars Resort Collection
5.750%, 07/01/2025 (A)	409	407

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Carnival
9.875%, 08/01/2027 (A)	$35	$36
6.000%, 05/01/2029 (A)	165	141
5.750%, 03/01/2027 (A)	531	481
4.000%, 08/01/2028 (A)	45	39
CEC Entertainment
6.750%, 05/01/2026 (A)	347	328
Clarios Global
6.750%, 05/15/2025 (A)	570	566
6.250%, 05/15/2026 (A)	740	724
CMG Media
8.875%, 12/15/2027 (A)	655	513
Crocs
4.125%, 08/15/2031 (A)	261	202
CSC Holdings
7.500%, 04/01/2028 (A)	100	65
5.750%, 01/15/2030 (A)	90	50
Dave & Buster's
7.625%, 11/01/2025 (A)	297	297
Diamond Sports Group
6.625%, 08/15/2027 (A)(B)	312	6
5.375%, 08/15/2026 (A)(B)	480	10
Dream Finders Homes
8.250%, 08/15/2028 (A)	294	296
Empire Resorts
7.750%, 11/01/2026 (A)	645	526
Ford Motor Credit
7.350%, 03/06/2030	145	147
5.113%, 05/03/2029	500	457
4.271%, 01/09/2027	30	28
3.815%, 11/02/2027	200	178
2.900%, 02/16/2028	110	94
2.900%, 02/10/2029	530	435
Golden Entertainment
7.625%, 04/15/2026 (A)	993	991
Hilton Domestic Operating
4.000%, 05/01/2031 (A)	350	294
Hyatt Hotels
1.800%, 10/01/2024	824	790
Jacobs Entertainment
6.750%, 02/15/2029 (A)	375	328
Las Vegas Sands
3.200%, 08/08/2024	2,232	2,159
2.900%, 06/25/2025	102	95
Liberty Interactive
8.250%, 02/01/2030	745	241
McGraw-Hill Education
5.750%, 08/01/2028 (A)	120	104
Monitronics International
9.125%, 04/01/2020 (B)(D)	550	–
Monitronics International (Escrow Security)
9.125%, 04/01/2020 (B)(D)	495	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NCL
8.375%, 02/01/2028 (A)	$90	$91
5.875%, 03/15/2026 (A)	638	589
5.875%, 02/15/2027 (A)	110	105
3.625%, 12/15/2024 (A)	329	316
NCL Finance
6.125%, 03/15/2028 (A)	118	104
PetSmart
4.750%, 02/15/2028 (A)	521	456
QVC
4.750%, 02/15/2027	465	285
4.450%, 02/15/2025	140	123
4.375%, 09/01/2028	95	50
Radiate Holdco
6.500%, 09/15/2028 (A)	100	53
4.500%, 09/15/2026 (A)	390	296
Royal Caribbean Cruises
11.625%, 08/15/2027 (A)	569	617
11.500%, 06/01/2025 (A)	396	418
StoneMor
8.500%, 05/15/2029 (A)	355	292
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/2025 (A)	344	332
Viking Cruises
6.250%, 05/15/2025 (A)	968	947
VTR Comunicaciones
4.375%, 04/15/2029 (A)	65	36
WW International
4.500%, 04/15/2029 (A)	265	186
Wynn Las Vegas
5.500%, 03/01/2025 (A)	658	647
Yum! Brands
5.375%, 04/01/2032	160	146
3.625%, 03/15/2031	45	37

		21,390

Consumer Staples — 1.2%
Albertsons
7.500%, 03/15/2026 (A)	1,452	1,472
4.875%, 02/15/2030 (A)	190	171
4.625%, 01/15/2027 (A)	85	81
B&G Foods
5.250%, 04/01/2025	300	294
Coty
6.500%, 04/15/2026 (A)	143	142
5.000%, 04/15/2026 (A)	721	693
New Albertsons
8.700%, 05/01/2030	200	211
8.000%, 05/01/2031	40	41
Performance Food Group
6.875%, 05/01/2025 (A)	365	365

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Post Holdings
5.750%, 03/01/2027 (A)	$327	$314
5.625%, 01/15/2028 (A)	180	170
Rite Aid
8.000%, 11/15/2026 (A)	420	247
7.500%, 07/01/2025 (A)	75	44

		4,245

Energy — 3.3%
Ascent Resources Utica Holdings
8.250%, 12/31/2028 (A)	374	370
7.000%, 11/01/2026 (A)	178	174
Baytex Energy
8.750%, 04/01/2027 (A)	292	297
Chesapeake Energy
7.500%, 10/01/2026 (D)	170	3
7.000%, 10/01/2024 (D)	55	1
Crescent Energy Finance
9.250%, 02/15/2028 (A)	260	265
Earthstone Energy Holdings
9.875%, 07/15/2031 (A)	55	60
8.000%, 04/15/2027 (A)	677	693
EnLink Midstream
6.500%, 09/01/2030 (A)	25	24
5.625%, 01/15/2028 (A)	80	76
5.375%, 06/01/2029	230	213
Genesis Energy
8.000%, 01/15/2027	195	188
7.750%, 02/01/2028	185	175
Greenfire Resources
12.000%, 10/01/2028 (A)	235	231
Murphy Oil
5.875%, 12/01/2027	410	398
5.750%, 08/15/2025	218	218
Nabors Industries
5.750%, 02/01/2025	147	144
NGL Energy Operating
7.500%, 02/01/2026 (A)	581	575
Northern Oil and Gas
8.125%, 03/01/2028 (A)	200	200
Oceaneering International
6.000%, 02/01/2028 (A)	71	67
Patterson-UTI Energy
7.150%, 10/01/2033	93	93
PBF Holding
7.875%, 09/15/2030 (A)	229	228
6.000%, 02/15/2028	794	749
Range Resources
4.875%, 05/15/2025	848	822
Rockcliff Energy II
5.500%, 10/15/2029 (A)	449	404

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Shelf Drilling Holdings
9.625%, 04/15/2029 (A)		$429	$425
SM Energy
6.750%, 09/15/2026		171	168
5.625%, 06/01/2025		1,495	1,463
Southwestern Energy
5.700%, 01/23/2025		550	542
Strathcona Resources
6.875%, 08/01/2026 (A)		600	565
Transocean
11.500%, 01/30/2027 (A)		872	915
8.000%, 02/01/2027 (A)		265	255
7.500%, 04/15/2031		95	82
7.250%, 11/01/2025 (A)		120	118
Valaris
8.375%, 04/30/2030 (A)		307	307
Venture Global Calcasieu Pass
4.125%, 08/15/2031 (A)		510	418
Vital Energy
10.125%, 01/15/2028		137	140
9.750%, 10/15/2030		138	141

			12,207

Financials — 0.9%
Armor Holdco
8.500%, 11/15/2029 (A)		290	252
CPI CG
8.625%, 03/15/2026 (A)		300	296
Finance of America Funding
7.875%, 11/15/2025 (A)		680	561
Freedom Mortgage
12.000%, 10/01/2028 (A)		90	92
6.625%, 01/15/2027 (A)		230	202
Ladder Capital Finance Holdings LLLP
4.250%, 02/01/2027 (A)		275	240
LD Holdings Group
6.500%, 11/01/2025 (A)		600	498
6.125%, 04/01/2028 (A)		200	126
Novo Banco MTN
3.500%, 01/02/2043	EUR	20	15
3.500%, 01/23/2043		240	187
PennyMac Financial Services
5.750%, 09/15/2031 (A)		$190	155
4.250%, 02/15/2029 (A)		275	223
Sabre GLBL
11.250%, 12/15/2027 (A)		120	110
Starwood Property Trust
3.625%, 07/15/2026 (A)		180	160
VistaJet Malta Finance
6.375%, 02/01/2030 (A)		245	189

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
WeWork
15.000%cash/8.000% PIK, 08/15/2027 (A)(B)	$287	$140
11.000%cash/11.000% PIK, 08/15/2027 (A)(B)	360	36

		3,482

Health Care — 1.8%
Akumin
7.000%, 11/01/2025 (A)(C)	865	649
Akumin Escrow
7.500%, 08/01/2028 (A)(C)	300	199
Bausch Health
6.250%, 02/15/2029 (A)	235	93
5.500%, 11/01/2025 (A)	90	80
5.250%, 01/30/2030 (A)	155	58
5.000%, 02/15/2029 (A)	20	7
4.875%, 06/01/2028 (A)	125	71
CHS
6.000%, 01/15/2029 (A)	161	130
5.250%, 05/15/2030 (A)	233	177
4.750%, 02/15/2031 (A)	528	374
Embecta
6.750%, 02/15/2030 (A)	165	135
Endo DAC
9.500%, 07/31/2027 (A)(B)	194	14
6.000%, 06/30/2028 (A)(B)	193	13
5.875%, 10/15/2024 (A)(B)	85	59
Endo Luxembourg Finance I Sarl
6.125%, 04/01/2029 (A)(B)	165	117
Envision Healthcare
8.750%, 10/15/2026 (A)(B)	145	7
Global Medical Response
6.500%, 10/01/2025 (A)	270	183
Jazz Securities DAC
4.375%, 01/15/2029 (A)	402	350
LifePoint Health
11.000%, 10/15/2030 (A)	102	102
Medline Borrower
3.875%, 04/01/2029 (A)	210	178
Molina Healthcare
4.375%, 06/15/2028 (A)	200	179
3.875%, 11/15/2030 (A)	125	104
Par Pharmaceutical
7.500%, 04/01/2027 (A)(B)	85	60
Prime Security Services Borrower
5.250%, 04/15/2024 (A)	1,710	1,698
Radiology Partners
9.250%, 02/01/2028 (A)	255	101
RP Escrow Issuer
5.250%, 12/15/2025 (A)	1,185	860

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Tenet Healthcare
6.750%, 05/15/2031 (A)	$105	$101
6.125%, 10/01/2028	55	52
6.125%, 06/15/2030	365	342
4.375%, 01/15/2030	220	189

		6,682

Industrials — 3.0%
Air Canada
3.875%, 08/15/2026 (A)	417	378
American Airlines
11.750%, 07/15/2025 (A)	537	577
5.750%, 04/20/2029 (A)	80	75
Avianca Midco 2
9.000%, 12/01/2028 (A)	368	312
Bombardier
7.875%, 04/15/2027 (A)	231	225
Builders FirstSource
4.250%, 02/01/2032 (A)	240	197
Camelot Return Merger Sub
8.750%, 08/01/2028 (A)	337	325
CDW
4.125%, 05/01/2025	41	40
Cimpress
7.000%, 06/15/2026	394	369
Cornerstone Building Brands
6.125%, 01/15/2029 (A)	280	212
Delta Air Lines
2.900%, 10/28/2024	445	428
Garda World Security
6.000%, 06/01/2029 (A)	610	499
GFL Environmental
3.750%, 08/01/2025 (A)	326	309
Hawaiian Brand Intellectual Property
5.750%, 01/20/2026 (A)	233	210
JELD-WEN
4.875%, 12/15/2027 (A)	557	491
4.625%, 12/15/2025 (A)	506	486
Mileage Plus Holdings
6.500%, 06/20/2027 (A)	327	324
PGT Innovations
4.375%, 10/01/2029 (A)	245	226
Pitney Bowes
7.250%, 03/15/2029 (A)	275	202
6.875%, 03/15/2027 (A)	215	169
Prime Security Services Borrower
5.750%, 04/15/2026 (A)	187	181
Team Health Holdings
6.375%, 02/01/2025 (A)	110	85
Titan International
7.000%, 04/30/2028	293	274

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TransDigm
6.875%, 12/15/2030 (A)	$270	$265
6.750%, 08/15/2028 (A)	393	387
6.250%, 03/15/2026 (A)	868	853
Tutor Perini
6.875%, 05/01/2025 (A)	95	87
Uber Technologies
8.000%, 11/01/2026 (A)	1,253	1,268
7.500%, 05/15/2025 (A)	1,347	1,355
United Airlines
4.625%, 04/15/2029 (A)	115	99
4.375%, 04/15/2026 (A)	115	106

		11,014

Information Technology — 0.7%
CDW
5.500%, 12/01/2024	24	24
Coherent
5.000%, 12/15/2029 (A)	275	238
CommScope
8.250%, 03/01/2027 (A)	225	147
7.125%, 07/01/2028 (A)	620	371
6.000%, 03/01/2026 (A)	150	140
CommScope Technologies
6.000%, 06/15/2025 (A)	36	34
5.000%, 03/15/2027 (A)	35	20
Gen Digital
5.000%, 04/15/2025 (A)	878	858
Presidio Holdings
8.250%, 02/01/2028 (A)	300	287
Virtusa
7.125%, 12/15/2028 (A)	408	329

		2,448

Materials — 1.7%
Ardagh Packaging Finance
5.250%, 08/15/2027 (A)	250	209
Axalta Coating Systems
3.375%, 02/15/2029 (A)	280	233
Baffinland Iron Mines
8.750%, 07/15/2026 (A)	610	594
Ball
3.125%, 09/15/2031	215	168
Canpack
3.875%, 11/15/2029 (A)	104	85
Celanese US Holdings
6.700%, 11/15/2033	303	295
6.550%, 11/15/2030	92	90
6.350%, 11/15/2028	46	45
Cleveland-Cliffs
6.750%, 03/15/2026 (A)	228	227

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Cornerstone Chemical
13.000%, 08/26/2024 (C)(D)		$114	$114
10.250%cash/10.250% PIK, 09/01/2027 (A)(B)(C)(D)		1,155	693
Domtar
6.750%, 10/01/2028 (A)		490	406
Innophos Holdings
9.375%, 02/15/2028 (A)		250	240
Iris Holdings
8.750%cash/0% PIK, 02/15/2026 (A)		5	5
LSB Industries
6.250%, 10/15/2028 (A)		190	172
Mineral Resources
8.125%, 05/01/2027 (A)		105	104
Mineral Resources MTN
8.500%, 05/01/2030 (A)		105	103
8.000%, 11/01/2027 (A)		35	34
Mountain Province Diamonds
9.000%, 12/15/2025 (A)(D)		223	217
Nobian Finance BV
3.625%, 07/15/2026	EUR	105	100
Northwest Acquisitions ULC
7.125%, 11/01/2022 (A)(B)(C)(D)		$460	–
NOVA Chemicals
4.875%, 06/01/2024 (A)		546	536
Olympus Water US Holding
9.750%, 11/15/2028 (A)		512	511
Rain Carbon
12.250%, 09/01/2029 (A)		215	225
Rain CII Carbon
7.250%, 04/01/2025 (A)		6	6
Tacora Resources
13.000%cash/13.000% PIK, 09/08/2023 (A)(C)(D)		23	24
8.250%, 05/15/2026 (A)(B)(C)		305	166
Trivium Packaging Finance BV
5.500%, 08/15/2026 (A)		417	389
Tronox
4.625%, 03/15/2029 (A)		355	287

			6,278

Real Estate — 2.0%
Diversified Healthcare Trust
9.750%, 06/15/2025		104	100
4.750%, 05/01/2024		450	426
4.750%, 02/15/2028		100	73
4.375%, 03/01/2031		445	308
GLP Capital
3.350%, 09/01/2024		109	106
Park Intermediate Holdings
7.500%, 06/01/2025 (A)		1,276	1,274

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Service Properties Trust
5.500%, 12/15/2027	$255	$218
4.950%, 02/15/2027	417	352
4.950%, 10/01/2029	55	42
4.750%, 10/01/2026	424	364
4.650%, 03/15/2024	421	415
4.500%, 03/15/2025	478	447
4.375%, 02/15/2030	390	280
4.350%, 10/01/2024	602	577
3.950%, 01/15/2028	371	289
VICI Properties
5.625%, 05/01/2024 (A)	995	989
4.625%, 06/15/2025 (A)	641	619
3.500%, 02/15/2025 (A)	454	434

		7,313

Utilities — 0.9%
Alexander Funding Trust
1.841%, 11/15/2023 (A)	131	130
Vistra Operations
5.625%, 02/15/2027 (A)	140	133
5.500%, 09/01/2026 (A)	55	52
5.125%, 05/13/2025 (A)	536	522
4.875%, 05/13/2024 (A)	93	92
3.550%, 07/15/2024 (A)	2,484	2,423

		3,352

Total Corporate Obligations
(Cost $93,765) ($ Thousands)		85,398

	Shares
COMMON STOCK — 20.9%

Communication Services — 1.9%
AVAYA Inc. *	14,995	125
Clear Channel Outdoor Holdings Inc, Cl A *	5,490	9
Madison Square Garden Entertainment, Cl A *	21,800	717
Pinterest Inc, Cl A *	123,222	3,331
Take-Two Interactive Software Inc, Cl A *	3,716	522
TripAdvisor Inc *	130,995	2,172
Urban One	10,131	51
Urban One, Cl A	9,095	46
Windstream Services *	11,015	104

		7,077
Consumer Discretionary — 2.4%
ADT Inc	3,290	20
Caesars Entertainment Inc *	2,136	99
Crocs Inc *	12,688	1,120
Everi Holdings Inc *	9,495	126
Golden Entertainment Inc	2,140	73

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Guitar Center *(C)(D)	2,167	$329
Monitronics International (D)	443	7
Penn Entertainment Inc *	95,162	2,184
PlayAGS Inc *	21,369	139
Vail Resorts Inc	11,097	2,462
Victoria's Secret & Co *	124,803	2,082
WW International Inc *	4,370	48

		8,689
Energy — 1.9%
Diamondback Energy Inc, Cl A (E)	17,219	2,667
Greenfire Resources *	27,132	134
Parker Drilling Co *(D)	4,414	58
RPC Inc	213,318	1,907
Transocean Ltd *(E)	272,498	2,237

		7,003
Financials — 3.7%
Assured Guaranty Ltd (E)	43,954	2,660
Fidelity National Information Services Inc, Cl B	38,231	2,113
Fifth Third Bancorp	54,691	1,385
Marqeta Inc, Cl A *	118,697	710
Morgan Stanley	34,419	2,811
Penney Borrower LLC *(D)	3,070	8
Robinhood Markets Inc, Cl A *	247,183	2,425
Unum Group	29,144	1,434

		13,546
Health Care — 0.0%
Carestream Health Holdings Inc *(D)	5,876	99
Community Health Systems Inc *	1,053	3
Iovance Biotherapeutics Inc *	4,350	20
Lannett (D)	15,243	27

		149
Industrials — 0.5%
Dycom Industries Inc *	18,815	1,674
Hawaiian Holdings Inc *	7,722	49

		1,723
Information Technology — 4.7%
Aquity Holdings Inc *(C)(D)	3,945	43
Cirrus Logic Inc *	22,037	1,630
Elastic NV *	13,882	1,128
Entegris Inc (E)	24,573	2,308
Everbridge Inc *	61,764	1,385
Five9 Inc *	17,531	1,127
HubSpot Inc *	1,437	708
Methode Electronics Inc	7,654	175
Microsoft Corp	2,231	704
Monday.com Ltd *	2,636	420
MongoDB Inc, Cl A *	3,180	1,100
SentinelOne Inc, Cl A *	84,948	1,432

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Vishay Intertechnology Inc (E)	94,191	$2,328
Western Digital Corp *	15,855	723
Zoom Video Communications Inc, Cl A *	30,986	2,167

		17,378
Materials — 3.9%
Alcoa Corp (E)	68,882	2,002
Arctic Canadian Diamond Company Ltd *(D)	228	71
ATI Inc *(E)	59,565	2,451
Burgundy Diamond Mines *	450,932	52
Century Aluminum Co *	301,750	2,170
Constellium, Cl A *	149,476	2,721
Freeport-McMoRan Inc, Cl B (E)	63,293	2,360
Libbey Glass Inc. *(D)	1,227	9
Olin Corp (E)	46,276	2,313
West Fraser Timber Co Ltd, Cl O	5,218	381

		14,530
Real Estate — 1.3%
Copper Property CTL Pass-Through Trust	18,673	198
Kimco Realty Corp ‡	202,111	3,555
Park Hotels & Resorts Inc ‡	93,166	1,148

		4,901
Utilities — 0.6%
Consolidated Edison Inc	8,270	707
Duke Energy Corp	15,945	1,407
Lumileds Common Bright Bidco *	965	1

		2,115
Total Common Stock
(Cost $78,034) ($ Thousands)		77,111

REGISTERED INVESTMENT COMPANIES — 18.8%
Merger Fund , Cl I	4,028,487	68,968
Sprott Physical Uranium Trust	21,761	371

Total Registered Investment Companies
(Cost $65,743) ($ Thousands)		69,339

	Face Amount (Thousands)
LOAN PARTICIPATIONS — 5.0%
1236904 B.C. LTD., Initial Term Loan, 1st Lien
10.931%, CME Term SOFR + 5.614%, 03/04/2027 (F)	$255	243
ACProducts Holdings, Inc., Initial Term Loan, 1st Lien
9.902%, CME Term SOFR + 4.250%, 05/17/2028 (F)(G)	197	162

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
American Airlines, Inc., 2020 Term Loan, 1st Lien
7.318%, 01/29/2027	$125	$123
Aquity Solutions LLC, Term Loan, 1st Lien
11.181%, 09/13/2026 (C)(D)	431	431
Avaya Inc., Initial Term Loan, 1st Lien
13.816%, CME Term SOFR + 8.500%, 08/01/2028 (F)	403	354
Aveanna Healthcare LLC, 2021 Extended Term Loan, 1st Lien
9.272%, CME Term SOFR + 3.750%, 07/17/2028 (F)	281	251
Bluecrest, Intial Term Loan, 2nd Lien
13.416%, 08/31/2027 (C)(D)	280	271
Carestream Health, Inc., Term Loan, 1st Lien
12.990%, CME Term SOFR + 7.500%, 09/30/2027 (F)	549	434
Castle US Holding Corp., Dollar Term B-2 Loan, 1st Lien
9.684%, 01/29/2027 (G)	164	129
Castle US Holding Corp., Initial Dollar Term Loan, 1st Lien
9.434%, CME Term SOFR + 3.750%, 01/29/2027 (F)(G)	197	154
CMG Media Corporation, 2021 Term B Loan, 1st Lien
8.990%, CME Term SOFR + 3.500%, 12/17/2026 (F)	119	109
ConvergeOne Holdings, Corp., Initial Term Loan, 1st Lien
10.372%, 01/04/2026 (F)	322	194
Cooper’s Hawk Intermediate Holding, LLC, Initial Term Loan, 1st Lien
11.931%, 10/31/2026 (F)	233	228
Cooper’s Hawk Intermediate Holding, LLC, 2022 Incremental Term Loan, 1st Lien
11.931%, CME Term SOFR + 6.500%, 10/31/2026 (F)	44	44
Dominion Diamond, 1st Lien
10.000%, 06/30/2026 (D)	170	170
Domtar Corporation, Initial Term Loan, 1st Lien
10.939%, 11/30/2028 (F)	104	103
East Valley Tourist Development Authority , Term Loan, 1st Lien
13.152%, CME Term SOFR + 7.500%, 11/23/2026 (D)(F)	155	151
Envision Healthcare Corp., First Out Term Loan, 1st Lien
13.267%, CME Term SOFR + 7.875%, 03/31/2027 (B)(F)	131	153

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Envision Healthcare Corp., Second Out Term Loan, 1st Lien
9.640%, CME Term SOFR + 4.250%, 03/31/2027 (B)(F)(G)	$1,207	$272
Epic Y-Grade Services, LP, Term Loan, 1st Lien
11.523%, 06/30/2027 (F)	1,494	1,393
Global Medical Response, Inc., 2018 New Term Loan, 1st Lien
9.881%, CME Term SOFR + 4.250%, 03/14/2025 (F)	551	382
Global Medical Response, Inc., 2021 Refinancing Term Loan, 1st Lien
9.780%, CME Term SOFR + 4.250%, 10/02/2025 (F)	896	621
Hubbard Radio, LLC, 1st Lien
9.960%, 03/28/2025	125	113
J.C. Penney Corporation Inc., Term Loan, 1st Lien
5.250%, 06/21/2024 (B)(D)(F)	378	—
Lannett Takeback Exit Term Loan, 1st Lien
2.000%, 06/16/2030 (D)	92	92
Libbey Glass LLC, Incremental Term Loan, 1st Lien
11.923%, 11/22/2027 (G)	434	411
LifeScan Global Corporation, Initial Term Loan, 1st Lien
11.747%, 12/31/2026	1,813	1,429
LifeScan Global Corporation, Initial Term Loan, 2nd Lien
14.669%, CME Term SOFR + 9.500%, 03/31/2027 (F)	85	51
Magenta Buyer LLC, Initial Term Loan, 1st Lien
10.631%, CME Term SOFR + 5.000%, 07/27/2028 (F)(G)	897	665
Mashantucket (Western) Pequot Tribe, Term B Loan, 1st Lien
12.556%, 02/16/2025	377	372
Matrix Parent, Inc., Initial Term Loan, 1st Lien
10.540%, CME Term SOFR + 5.000%, 03/01/2029 (F)(G)	592	405
Mavenir Systems, Inc., Initial Term Loan, 1st Lien
11.127%, CME Term SOFR + 5.750%, 08/18/2028 (F)	78	61
10.389%, CME Term SOFR + 4.750%, 08/18/2028 (F)(G)	864	681
McGraw-Hill Education, Inc., Initial Term Loan, 1st Lien
10.181%, CME Term SOFR + 4.750%, 07/28/2028 (F)	279	273

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Mountaineer Merger Corp., Initial Term Loan, 1st Lien
12.876%, 10/26/2028 (F)	$193	$150
Pinnacle Service Brands, LLC, Initial Term Loan, 1st Lien
13.659%, CME Term SOFR + 8.000%, 03/22/2026 (D)(F)	200	190
Pluto Acquisition I, Inc., 2021 Term Loan, 1st Lien
9.684%, CME Term SOFR + 4.000%, 06/22/2026 (F)(G)	497	432
Premier Brands Group Holdings LLC, Initial Loan, 1st Lien
14.469%, 03/20/2024 (C)	194	145
Procera Networks, Inc., Initial Term Loan, 1st Lien
9.931%, CME Term SOFR + 4.500%, 10/31/2025 (F)	259	221
Pug LLC, USD Term B Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 02/12/2027 (F)	321	302
Quantum Health, Inc., Amendment No. 1 Refinancing Term Loan, 1st Lien
10.184%, CME Term SOFR + 4.500%, 12/22/2027 (D)(F)(G)	115	109
Quest Software US Holdings Inc., Initial Term Loan, 1st Lien
9.769%, CME Term SOFR + 4.250%, 02/01/2029 (F)	410	341
Radiate Holdco, LLC, Amendment No. 6 Term B Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 09/25/2026 (F)	237	193
Radiology Partners, Inc., Term B Loan, 1st Lien
10.179%, CME Term SOFR + 4.250%, 07/09/2025 (F)	211	158
Red Planet Borrower, LLC, Initial Term Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 10/02/2028 (F)(G)	172	164
S&S Holdings LLC, Initial Term Loan, 1st Lien
10.408%, CME Term SOFR + 5.000%, 03/11/2028 (F)	283	270
Sabre GLBL Inc., 2021 Other Term B-1 Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 12/17/2027 (F)(G)	139	121
Sabre GLBL Inc., 2021 Other Term B-2 Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 12/17/2027 (F)(G)	218	190

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Sabre GLBL Inc., 2022 Other Term B Loan, 1st Lien
9.666%, CME Term SOFR + 4.250%, 06/30/2028 (F)	$230	$201
Sabre GLBL Inc., 2022 Term B-2 Loan, 1st Lien
10.416%, CME Term SOFR + 5.000%, 06/30/2028 (F)	27	24
SWF Holdings I Corp., Initial Term Loan, 1st Lien
9.431%, CME Term SOFR + 4.000%, 10/06/2028 (F)	382	324
Syniverse Holdings, LLC, Initial Term Loan, 1st Lien
12.390%, CME Term SOFR + 7.000%, 05/13/2027 (F)	540	472
Team Health Holdings, Inc., Extended Term Loan, 1st Lien
10.566%, CME Term SOFR + 5.250%, 03/02/2027 (F)	1,052	794
TransDigm Inc., Tranche I Term Loan, 1st Lien
8.640%, CME Term SOFR + 3.250%, 08/24/2028 (F)	144	144
Travelport Finance (Luxembourg) S.a r.l., Consented Term Loan, Other
13.890%, CME Term SOFR + 8.500%, 05/29/2026 (F)(G)	220	126
Vida Capital, Inc., Initial Term Loan, 1st Lien
11.431%, 10/01/2026 (G)	1,041	854
WarHorse Gaming, LLC, Closing Date Term Loan, 1st Lien
14.668%, 06/30/2028	269	267
Wellful Inc., Initial Term Loan, 1st Lien
11.681%, CME Term SOFR + 6.250%, 04/21/2027 (F)(G)	567	480
WW International, Inc., Initial Term Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 04/13/2028 (F)	8	6
Xplornet Communications, Inc., Refinancing Term Loan, 1st Lien
9.652%, 10/02/2028 (G)	711	556
Zayo Group Holdings, Inc., Initial Dollar Term Loan, 1st Lien
8.431%, CME Term SOFR + 3.000%, 03/09/2027 (F)	356	290

Total Loan Participations
(Cost $19,426) ($ Thousands)		18,449

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK — 1.5%

Australia — 0.7%
Lynas Rare Earths *	218,303	$956
South32 Ltd	749,498	1,640

		2,596

Belgium — 0.2%
X-Fab Silicon Foundries *	79,372	823

Canada — 0.5%
Hudbay Minerals (E)	202,950	988
NexGen Energy *	143,981	860

		1,848

Norway — 0.1%
OKEA	65,649	235

Total Foreign Common Stock
(Cost $6,798) ($ Thousands)		5,502

	Face Amount (Thousands)
CONVERTIBLE BONDS — 0.3%
Authentic Brands
5.000%, 09/01/2029(D)	$32	32
Liberty Interactive
4.000%, 11/15/2029	55	13
3.750%, 02/15/2030	419	104
NextEra Energy Partners
2.500%, 06/15/2026(A)	284	241
North Sea Natural Resources
0.000%, (D)(H)(I)	94	93
0.000%, (D)(H)	14	14
Silver Airways LLC
15.000%, 12/31/2027(D)	595	595

Total Convertible Bonds
(Cost $1,196) ($ Thousands)		1,092

U.S. TREASURY OBLIGATIONS — 0.3%
U.S. Treasury Bill
5.354%, 11/16/2023 (J)	500	496
U.S. Treasury Bonds
3.625%, 05/15/2053	118	98

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
4.375%, 08/31/2028	$484	$479

Total U.S. Treasury Obligations
(Cost $1,088) ($ Thousands)		1,073

	Shares
PREFERRED STOCK — 0.1%

Consumer Discretionary — 0.0%
Guitar Center *(C)(D)(I)	39	4

Information Technology — 0.1%
Syniverse *(D)(I)	496,393	475

Total Preferred Stock
(Cost $491) ($ Thousands)		479

	Face Amount (Thousands)
MORTGAGE-BACKED SECURITIES — 0.1%
Non-Agency Mortgage-Backed Obligations — 0.1%
BX Commercial Mortgage Trust, Ser 2022-CSMO, Cl D
9.670%, TSFR1M + 4.337%, 06/15/2027(A)(F)	$245	245
TRTX, Ser 2021-FL4, Cl D
9.047%, TSFR1M + 3.714%, 03/15/2038(A)(F)	100	90
TRTX, Ser 2021-FL4, Cl E
9.797%, TSFR1M + 4.464%, 03/15/2038(A)(F)	100	89

		424
Total Mortgage-Backed Securities
(Cost $444) ($ Thousands)		424

ASSET-BACKED SECURITIES — 0.1%
Other Asset-Backed Securities — 0.1%

STWD, Ser 2021-FL2, Cl D
8.245%, TSFR1M + 2.914%, 04/18/2038(A)(F)	100	86

Description	Face Amount (Thousands)		Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
STWD, Ser 2021-FL2, Cl E
8.995%, TSFR1M + 3.664%, 04/18/2038(A)(F)		$100	$91

Total Asset-Backed Securities
(Cost $200) ($ Thousands)			177

SOVEREIGN DEBT — 0.0%

Allwyn Entertainment Financing UK
7.250%, 04/30/2030	EUR	115	123

Total Sovereign Debt
(Cost $128) ($ Thousands)			123
		Number of Warrants
WARRANTS — 0.0%
Greenfire RES, Expires 09/20/2028
Strike Price $– *		1,088	1
Guitar Center, Expires 12/22/2070
Strike Price $100.00 *(C)(D)		574	33
Guitar Center, Expires 12/22/2070
Strike Price $160.00 *(C)(D)		574	16
Silver Airways LLC
Strike Price $– *‡‡(D)		–	–
Tacora Resources
Strike Price $– *‡‡(C)(D)		614,882	–

Total Warrants
(Cost $52) ($ Thousands)			50

	Shares
CASH EQUIVALENTS — 25.8%
Morgan Stanley Institutional Liquidity Fund Treasury Securities Portfolio, Institutional Share Class
5.210%**		2,889,633	2,890
SEI Daily Income Trust, Government Fund, Institutional Class
5.210%**†		92,197,505	92,197

Total Cash Equivalents
(Cost $95,087) ($ Thousands)			95,087

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $47) ($ Thousands)		$65

Total Investments in Securities — 96.1%
(Cost $362,499) ($ Thousands)		$354,369

COMMON STOCK SOLD SHORT— (5.8)%
Communication Services — (0.7)%
Comcast Corp, Cl A	(11,997)	$(532)
T-Mobile US Inc	(3,793)	(531)
Yelp Inc, Cl A *	(38,924)	(1,619)
		(2,682)
Consumer Discretionary — (1.6)%
Booking Holdings Inc *	(170)	(524)
Boot Barn Holdings Inc *	(10,736)	(872)
Boyd Gaming Corp	(377)	(23)
Darden Restaurants Inc	(2,469)	(354)
Expedia Group Inc *	(5,122)	(528)
G-III Apparel Group Ltd *	(410)	(10)
Hilton Grand Vacations Inc *	(13,109)	(534)
Hilton Worldwide Holdings Inc	(2,368)	(356)
Marriott International Inc/MD, Cl A	(1,803)	(354)
SeaWorld Entertainment Inc *	(6,411)	(296)
Stitch Fix Inc, Cl A *	(180,723)	(623)
Texas Roadhouse Inc, Cl A	(3,666)	(352)
YETI Holdings Inc *	(18,353)	(885)

		(5,711)

Energy — (0.1)%
Cactus Inc, Cl A	(6,906)	(347)

Financials — (0.3)%
Affirm Holdings Inc, Cl A *	(39,101)	(832)
Coinbase Global Inc, Cl A *	(2,959)	(222)
TriplePoint Venture Growth BDC	(13,493)	(141)

		(1,195)

Industrials — (1.6)%
American Airlines Group Inc *	(85,218)	(1,092)
ArcBest Corp	(5,572)	(566)
Delta Air Lines Inc, Cl A	(28,406)	(1,051)
Expeditors International of Washington Inc	(7,013)	(804)
Plug Power Inc *	(107,354)	(816)
Simpson Manufacturing Co Inc	(3,588)	(538)
United Airlines Holdings Inc *	(25,776)	(1,090)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)

		$(5,957)

Information Technology — (0.9)%
Apple Inc	(5,149)	$(882)
Corsair Gaming *	(64,772)	(941)
GoDaddy Inc, Cl A *	(3,965)	(295)
Smartsheet Inc, Cl A *	(2,926)	(119)
Xerox Holdings Corp	(64,330)	(1,009)
		(3,246)

Materials — (0.1)%
PureCycle Technologies *	(73,370)	(412)
Real Estate — (0.5)%
Lamar Advertising Co, Cl A	(14,064)	(1,174)
Pebblebrook Hotel Trust	(24,743)	(336)
Zillow Group Inc, Cl A *	(7,171)	(321)

		(1,831)

Total Common Stock Sold Short
(Proceeds $21,891) ($ Thousands)		(21,381)

	Face Amount (Thousands)
CORPORATE OBLIGATIONS SOLD SHORT — (2.8)%
Communication Services — (0.3)%
Clear Channel Outdoor Holdings
9.000%, 09/15/2028 (A)	$(897)	(888)
Zayo Group Holdings Inc
6.125%, 03/01/2028 (A)	(91)	(59)
		(947)
Consumer Discretionary — (0.9)%
Bloomin' Brands
5.125%, 04/15/2029 (A)	(70)	(61)
Caesars Entertainment
4.625%, 10/15/2029 (A)	(625)	(529)
Dana
5.625%, 06/15/2028	(335)	(307)
4.250%, 09/01/2030	(134)	(107)
Fertitta Entertainment
4.625%, 01/15/2029 (A)	(383)	(325)
Guitar Center
8.500%, 01/15/2026 (A)	(165)	(143)
Hanesbrands
9.000%, 02/15/2031 (A)	(201)	(192)
Hilton Grand Vacations Borrower Escrow
5.000%, 06/01/2029 (A)	(205)	(178)
Marriott Ownership Resorts
4.500%, 06/15/2029 (A)	(475)	(398)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS SOLD SHORT (continued)
MGM Resorts International
4.750%, 10/15/2028	$(245)	$(216)
Michaels
7.875%, 05/01/2029 (A)	(66)	(43)
Newell Brands
6.375%, 09/15/2027	(185)	(176)
Tempur Sealy International
3.875%, 10/15/2031 (A)	(304)	(235)
Univision Communications
7.375%, 06/30/2030 (A)	(329)	(301)
		(3,211)
Consumer Staples — (0.0)%
United Natural Foods
6.750%, 10/15/2028 (A)	(263)	(201)
Health Care — (0.3)%
AdaptHealth
6.125%, 08/01/2028 (A)	(75)	(65)
5.125%, 03/01/2030 (A)	(450)	(348)
Embecta
5.000%, 02/15/2030 (A)	(317)	(247)
Fortrea Holdings
7.500%, 07/01/2030 (A)	(350)	(341)
LifePoint Health
9.875%, 08/15/2030 (A)	(89)	(86)
		(1,087)
Industrials — (0.4)%
3M MTN
3.375%, 03/01/2029	(479)	(428)
Allied Universal Holdco
9.750%, 07/15/2027 (A)	(380)	(340)
6.000%, 06/01/2029 (A)	(105)	(78)
CoreLogic
4.500%, 05/01/2028 (A)	(380)	(289)
FedEx
5.250%, 05/15/2050	(145)	(127)
GrafTech Global Enterprises
9.875%, 12/15/2028 (A)	(382)	(362)
		(1,624)
Information Technology — (0.4)%
Cloud Software Group
9.000%, 09/30/2029 (A)	(180)	(156)
6.500%, 03/31/2029 (A)	(1,456)	(1,288)
		(1,444)
Materials — (0.5)%
FMG Resources August 2006 Pty
6.125%, 04/15/2032 (A)	(235)	(214)
5.875%, 04/15/2030 (A)	(205)	(187)
Iris Holding
10.000%, 12/15/2028 (A)	(230)	(180)
LABL
5.875%, 11/01/2028 (A)	(243)	(218)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS SOLD SHORT (continued)
NOVA Chemicals
5.250%, 06/01/2027 (A)	$(345)	$(299)
Scotts Miracle-Gro
4.500%, 10/15/2029	(383)	(313)
Summit Materials
5.250%, 01/15/2029 (A)	(330)	(300)
		(1,711)
Total Corporate Obligations Sold Short
(Proceeds $10,555) ($ Thousands)		(10,225)
	Shares
FOREIGN COMMON STOCK SOLD SHORT— (0.4)%
Denmark — (0.3)%
Demant A/S *	(29,394)	(1,221)

Switzerland — (0.1)%
Logitech International	(5,689)	(392)

Total Foreign Common Stock Sold Short
(Proceeds $1,348) ($ Thousands)		(1,613)

	Face Amount (Thousands)
U.S. TREASURY OBLIGATIONS SOLD SHORT — (0.4)%
U.S. Treasury Notes
4.375%, 08/31/2028	$(1,045)	(1,035)
4.125%, 08/31/2030	(86)	(83)
3.875%, 08/15/2033	(363)	(343)
Total U.S. Treasury Obligations Sold Short
(Proceeds $1,487) ($ Thousands)		(1,461)

Total Investments Sold Short — (9.4)%
(Proceeds $35,281) ($ Thousands)		$(34,680)

WRITTEN OPTIONS — (0.0)%
Total Written Options
(Premiums Received $17) ($ Thousands)		$(13)

SEI Institutional Managed Trust

A list of the open exchange traded options contracts for the Fund at September 30, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
S&P 500 Index	4	$1,715	$4,350.00	11/18/2023	$40
S&P 500 Index	1	429	4,400.00	10/21/2023	12
S&P 500 Index	1	429	4,330.00	11/18/2023	10
S&P 500 Index	3	1,286	4,200.00	10/21/2023	–

		3,859			62

Call Options					–
AMC	117	94	17.00	12/16/2023	3

Total Purchased Options		$3,953			$65
WRITTEN OPTIONS — 0.0%
Put Options
S&P 500 Index	(3)	$(1,286)	4,000.00	10/21/2023	$–
S&P 500 Index	(1)	(429)	4,050.00	10/21/2023	(1)
S&P 500 Index	(1)	(429)	4,010.00	11/18/2023	(3)
S&P 500 Index	(4)	(1,715)	4,100.00	11/18/2023	(9)

Total Written Options		$(3,859)			$(13)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/26/23	EUR	187	USD	208	$10
Barclays PLC	12/21/23	AUD	134	USD	86	—
BNYMellon	12/20/23	USD	233	EUR	217	(2)
BNYMellon	12/20/23	EUR	433	USD	463	3
						$11

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023 is as follows:

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS.HY.40	5.00%	Quarterly	06/20/2028	$2,500	$(42)	$6	$(48)
CDS.HY.40	5.00%	Quarterly	06/20/2028	1,565	(27)	–	(27)
CDX.HY.41	5.00%	Quarterly	12/20/2028	1,395	(13)	(13)	–
CDX.IG.41	1.00%	Quarterly	12/20/2028	7,110	(87)	(101)	14
					$(169)	$(108)	$(61)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Strategy Alternative Fund (Concluded)

Percentages are based on Net Assets of $368,583 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2023.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
†	Investment in Affiliated Security (see Note 6).
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $59,538 ($ Thousands), representing 16.2% of the Net Assets of the Fund.

(B)	Security is in default on interest payment.
(C)

Security considered restricted, excluding 144A. The total market value of such securities as of September 30, 2023 was $3,128 ($ Thousands) and represented 0.8% of the Net Assets of the Fund. See table below for acquisition dates and acquisition cost.

(D)	Level 3 security in accordance with fair value hierarchy.
(E)	Security, or portion thereof, has been pledged as collateral on securities sold short. The total market value of such securities as of September 30, 2023 was $19,690 ($ Thousands).
(F)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(G)	Unsettled bank loan. Interest rate may not be available.
(H)	No interest rate available.
(I)	Perpetual security with no stated maturity date.
(J)	Interest rate represents the security's effective yield at the time of purchase.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Corporate Obligations	–	84,346	1,052	85,398
Common Stock	76,230	230	651	77,111
Registered Investment Companies	69,339	–	–	69,339
Loan Participations	–	17,035	1,414	18,449
Foreign Common Stock	5,502	–	–	5,502
Convertible Bonds	–	358	734	1,092
U.S. Treasury Obligations	–	1,073	–	1,073
Preferred Stock	–	–	479	479
Mortgage-Backed Securities	–	424	–	424
Asset-Backed Securities	–	177	–	177
Sovereign Debt	–	123	–	123
Warrants	–	1	49	50
Cash Equivalents	92,197	2,890	–	95,087
Purchased Options	65	–	–	65
Total Investments in Securities	243,333	106,657	4,379	354,369
Securities Sold Short
Common Stock	(21,381)	–	–	(21,381)
Corporate Obligations	–	(10,225)	–	(10,225)
Foreign Common Stock	(1,613)	–	–	(1,613)
U.S. Treasury Obligations	–	(1,461)	–	(1,461)
Total Securities Sold Short	(22,994)	(11,686)	–	(34,680)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(13)	–	–	(13)
Forward Contracts*
Unrealized Appreciation	–	13	–	13
Unrealized Depreciation	–	(2)	–	(2)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	14	–	14
Unrealized Depreciation	–	(75)	–	(75)
Total Other Financial Instruments	(13)	(50)	–	(63)

* Forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value ($ Thousands):

	Investments in Common Stock	Investments in Corporate Obligations	Investments in Loan Participations	Investments in Convertible Bond	Investments in Preferred Stock	Investments in Warrants
Balance as of October 1, 2022	$1,058	$5	$3,376	$325	$831	$283
Accrued discounts/premiums	–	–	–	–	–	–
Realized gain/(loss)	–	–	(69)	–	107	(20)
Change in unrealized appreciation/(depreciation)	(87)	(120)	(281)	31	(45)	(113)
Purchases	9	114	879	378	59	–
Sales	–	–	(1,271)	–	(473)	(12)
Net transfer into Level 3	–	1,053	–	–	–	–
Net transfer out of Level 3	(329)	–	(1,220)	–	–	(89)
Ending Balance as of September 30, 2023(1)	$651	$1,052	$1,414	$734	$479	$49
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(295)	$(423)	$(305)	$31	$(9)	$(38)

(1) Of the $4,379 ($ Thousands) in Level 3 securities as of September 30, 2023, $3,958 ($ Thousands) or 1.1% of the Net Assets of the Fund are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs are required for those Level 3 securities that are not valued by third party pricing vendors or broker quotes. The value of these securities is immaterial and no further disclosure is required.

SEI Institutional Managed Trust

For the year ended September 30, 2023, there were transfers between Level 2 and Level 3 assets and liabilities due to the availability of observable inputs to determine fair value.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended September 30, 2023 ($ Thousands):

Security Description	Value 9/30/2022	Purchases at Cost	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 9/30/2023	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Institutional Class	$117,844	$820,168	$(845,815)	$—	$—	$92,197	$4,537	$—

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2023, is as follows:

Description	Face Amount ($ Thousands)/Number of Shares/Number of Warrants	Acquisition Date	Cost ($ Thousands)	Market Value ($ Thousands)
Corporate Obligations
Akumin	$865	11/6/2023	$744	$649
Akumin Escrow	300	8/1/2024	276	199
Audacy Capital	335	3/31/2024	236	6
Audacy Capital	220	10/20/2023	140	5
Cornerstone Chemical	1,155	11/6/2023	1,115	693
Cornerstone Chemical	114	9/28/2023	114	114
Northwest Acquisitions ULC	460	10/1/2019	419	–
Tacora Resources	305	11/6/2023	317	166
Tacora Resources	23	5/24/2023	23	24
Common Stock
Aquity Holdings Inc	3,945	3/12/2019	–	43
Guitar Center	2,167	1/8/2021	275	329
Loan Participations
Aquity Solutions LLC, Term Loan, 1st Lien	431	11/5/2021	431	431
Bluecrest, Intial Term Loan, 2nd Lien	280	9/6/2023	271	271
Premier Brands Group Holdings LLC, Initial Loan, 1st Lien	194	3/21/2019	185	145
Preferred Stock
Guitar Center	39	1/8/2021	4	4
Warrants
Guitar Center	1,148	1/8/2021	52	49
Tacora Resources	614,882	5/24/2023	–	–
			$4,602	$3,128

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Liquid Alternative Fund

EXPOSURE WEIGHTINGS (Unaudited)†

	Long	Short
Equity Contracts	7.9%	(3.9)%
Foreign Exchange Contracts	–	(35.2)
Interest Rate Contracts	37.1	(51.3)

†Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
3-Month SOFR	8	Mar-2025	$1,917	$1,914	$(3)
MSCI EAFE Index	15	Dec-2023	1,576	1,531	(45)
MSCI Emerging Markets	2	Dec-2023	98	95	(3)
NASDAQ 100 Index E-MINI	2	Dec-2023	619	595	(24)
Russell 2000 Index E-MINI	4	Dec-2023	376	360	(16)
S&P Mid Cap 400 Index E-MINI	2	Dec-2023	521	504	(17)
			5,107	4,999	(108)
Short Contracts
AUD USD Currency	(4)	Dec-2023	$(258)	$(258)	$–
CAD Currency	(3)	Dec-2023	(222)	(221)	1
Euro FX	(7)	Dec-2023	(938)	(929)	9
Japanese Yen	(30)	Dec-2023	(2,578)	(2,542)	36
S&P 500 Index E-MINI	(2)	Dec-2023	(438)	(433)	5
U.S. 10-Year Treasury Note	(19)	Dec-2023	(2,105)	(2,053)	52
U.S. Dollar Index	(7)	Dec-2023	(735)	(740)	(5)
U.S. Long Treasury Bond	(25)	Dec-2023	(2,987)	(2,845)	142
			(10,261)	(10,021)	240
			$(5,154)	$(5,022)	$132

Percentages are based on Net Assets of $11,358 ($ Thousands).

As of September 30, 2023, all of the Fund's financial instruments carried at valued were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP*.

*	Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 56.8%
U.S. Treasury Bills
5.462%, 03/28/2024 ^(A)	$54,861	$53,419
5.446%, 03/14/2024 (A)	28,640	27,947
5.446%, 03/21/2024 ^(A)	94,633	92,241
5.414%, 01/25/2024 ^(A)	11,717	11,518
5.414%, 02/01/2024 ^(A)	1,655	1,625
5.393%, 01/18/2024 ^(A)(B)	55,000	54,125
5.356%, 12/28/2023 ^(A)	71,644	70,723
5.310%, 11/24/2023 (A)	80,000	79,375
5.109%, 11/16/2023 ^(A)	111,798	111,058
5.014%, 11/09/2023 ^(A)	160,396	159,500
5.002%, 10/26/2023 (A)	250,000	249,119
U.S. Treasury Inflation Protected Securities
1.625%, 10/15/2027	9,184	8,916
1.375%, 02/15/2044	656	548
1.250%, 04/15/2028	9,172	8,720
1.125%, 01/15/2033	4,721	4,263
1.000%, 02/15/2046	1,161	881
1.000%, 02/15/2049	3,644	2,688
0.875%, 01/15/2029	1,332	1,236
0.750%, 07/15/2028	8,525	7,932
0.750%, 02/15/2045	974	707
0.625%, 01/15/2024	1,310	1,298
0.625%, 07/15/2032	21,568	18,791
0.625%, 02/15/2043	665	483
0.500%, 01/15/2028	12,021	11,079
0.375%, 07/15/2025	2,578	2,468
0.375%, 01/15/2027	2,531	2,354
0.375%, 07/15/2027	2,749	2,549
0.250%, 01/15/2025	645	621
0.250%, 07/15/2029	7,648	6,813
0.250%, 02/15/2050	357	210
0.125%, 07/15/2024	2,575	2,515
0.125%, 10/15/2025	2,356	2,233
0.125%, 04/15/2026	2,331	2,178
0.125%, 07/15/2026	1,275	1,192
0.125%, 04/15/2027	4,331	3,975

Description	Face Amount (Thousands)		Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 01/15/2030		$6,891	$6,007
0.125%, 07/15/2030		6,438	5,579
0.125%, 01/15/2031		16,440	14,057
0.125%, 07/15/2031		21,670	18,398
0.125%, 01/15/2032		23,599	19,769

Total U.S. Treasury Obligations
(Cost $1,084,136) ($ Thousands)			1,069,110

SOVEREIGN DEBT — 10.6%

Deutsche Bundesrepublik Inflation Linked Bond
0.500%, 04/15/2030	EUR	38,708	41,120
0.100%, 04/15/2026		2,384	2,474
0.100%, 04/15/2033		7,651	7,832
0.100%, 04/15/2046		1,503	1,448
French Republic Government Bond OAT
3.400%, 07/25/2029		737	899
1.850%, 07/25/2027		3,743	4,146
1.800%, 07/25/2040(C)		704	821
0.700%, 07/25/2030(C)		17,118	18,116
0.100%, 03/01/2026(C)		3,916	4,081
0.100%, 03/01/2028		2,470	2,536
0.100%, 03/01/2029		2,944	3,012
0.100%, 07/25/2031(C)		12,728	12,813
0.100%, 03/01/2032(C)		2,806	2,807
0.100%, 03/01/2036(C)		559	528
0.100%, 07/25/2038(C)		1,150	1,055
0.100%, 07/25/2047(C)		1,396	1,161
Inter-American Development Bank
2.625%, 01/16/2024^		$375	372
Italy Buoni Poliennali Del Tesoro
2.550%, 09/15/2041(C)	EUR	1,055	1,096
2.350%, 09/15/2024(C)		1,235	1,319
2.350%, 09/15/2035(C)		1,102	1,148
1.500%, 05/15/2029		2,036	2,083
1.300%, 05/15/2028(C)		605	622
1.250%, 09/15/2032(C)		2,455	2,382
0.650%, 05/15/2026		289	297
0.400%, 05/15/2030(C)		2,934	2,764
0.150%, 05/15/2051(C)		588	339
0.100%, 05/15/2033(C)		2,277	1,923
Korea International Bond
2.750%, 01/19/2027^		$1,000	931
United Kingdom Gilt Inflation Linked
4.125%, 07/22/2030	GBP	500	2,063
2.500%, 07/17/2024		340	1,574
2.000%, 01/26/2035		932	2,723
1.250%, 11/22/2032		7,583	9,816
1.250%, 11/22/2055		1,558	1,816

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
0.750%, 11/22/2033	GBP	402	$495
0.750%, 03/22/2034		8,862	10,818
0.250%, 03/22/2052		1,855	1,634
0.125%, 03/22/2024		1,081	1,309
0.125%, 03/22/2026		2,174	2,615
0.125%, 08/10/2028		15,116	18,152
0.125%, 03/22/2029		7,250	8,660
0.125%, 08/10/2031		4,333	5,154
0.125%, 03/22/2044		772	735
0.125%, 03/22/2046		1,452	1,334
0.125%, 08/10/2048		5,447	4,824
0.125%, 03/22/2058		5,118	4,082
0.125%, 11/22/2065		790	602
0.125%, 03/22/2068		749	567

Total Sovereign Debt
(Cost $221,924) ($ Thousands)			199,098

	Shares
FOREIGN COMMON STOCK — 3.7%

Australia — 0.2%
Ampol Ltd		9,426	206
APA Group		26,821	144
Aristocrat Leisure Ltd		3,212	85
ASX Ltd		1,383	51
Aurizon Holdings Ltd		21,309	48
BHP Group Ltd		3,324	95
BlueScope Steel Ltd		3,194	40
Brambles Ltd		4,589	42
Cochlear Ltd		834	137
Coles Group Ltd		12,289	123
Commonwealth Bank of Australia		792	51
Computershare Ltd		8,847	148
CSL Ltd		892	144
Dexus ‡		7,723	36
Endeavour Group Ltd/Australia		22,375	76
Fortescue Metals Group Ltd		3,424	46
Glencore PLC		20,900	120
Goodman Group ‡		3,333	46
IDP Education Ltd		3,370	47
Insurance Australia Group Ltd		20,132	74
Lendlease Corp Ltd		5,588	26
Lottery Corp Ltd/The		30,312	92
Medibank Pvt Ltd		28,257	63
Newcrest Mining Ltd		5,302	84
Orica Ltd		6,944	70
Origin Energy Ltd		9,571	54
Qantas Airways Ltd *		8,953	30
Ramsay Health Care Ltd		2,924	98
Rio Tinto Ltd		1,118	82
Rio Tinto PLC		1,750	111
Santos Ltd		43,557	222

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Sonic Healthcare Ltd	8,788	$169
South32 Ltd	23,300	51
Suncorp Group Ltd	7,008	63
Telstra Group Ltd, Cl B	34,358	85
Vicinity Ltd ‡	121,603	133
Washington H Soul Pattinson & Co Ltd	10,657	224
Wesfarmers Ltd	2,749	94
Westpac Banking Corp	1,983	27
Woodside Energy Group Ltd	2,545	60
Woolworths Group Ltd	6,248	151
Xero Ltd *	2,369	172

		3,920

Austria — 0.0%
Erste Group Bank AG	1,198	42
OMV AG	5,753	276
Verbund AG	1,981	161

		479

Belgium — 0.1%
Ageas SA/NV	1,537	64
Anheuser-Busch InBev SA/NV	2,899	161
Argenx SE *	357	174
D'ieteren Group	263	45
Elia Group SA/NV	1,988	195
KBC Group NV	780	49
Solvay SA	1,000	111
UCB SA, Cl A	2,355	193
Umicore SA	2,797	66

		1,058

Brazil — 0.0%
Yara International ASA	560	21

Canada — 0.4%
Agnico Eagle Mines Ltd	1,381	63
Algonquin Power & Utilities Corp	32,126	191
Alimentation Couche-Tard Inc	2,364	121
AltaGas Ltd	8,963	173
ARC Resources Ltd	15,527	249
Bank of Nova Scotia/The, Cl C	1,239	56
Barrick Gold Corp	5,823	85
Brookfield Asset Management Ltd, Cl A	336	11
Brookfield Corp, Cl A	1,346	42
CAE Inc *	3,606	85
Cameco Corp	7,757	309
Canadian Natural Resources Ltd	2,511	163
Canadian Pacific Kansas City Ltd	1,666	124
Canadian Tire Corp Ltd, Cl A	894	97
Canadian Utilities Ltd, Cl A	4,850	103
CCL Industries Inc, Cl B	2,082	88
CGI Inc, Cl A *	1,997	198

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Constellation Software Inc/Canada	100	$207
Dollarama Inc	3,557	246
Empire Co Ltd, Cl A	4,984	136
Enbridge Inc	4,791	160
Fairfax Financial Holdings Ltd	161	132
First Quantum Minerals Ltd (Canada)	2,143	51
FirstService Corp	514	75
Franco-Nevada Corp	892	120
George Weston Ltd	1,417	158
Hydro One Ltd	7,241	185
iA Financial Corp Inc	1,313	83
IGM Financial Inc	1,781	45
Imperial Oil Ltd	2,811	174
Keyera Corp	3,731	88
Kinross Gold Corp	13,832	63
Loblaw Cos Ltd	2,051	175
Magna International Inc, Cl A	1,520	82
Manulife Financial Corp	3,345	61
Metro Inc/CN, Cl A	4,352	227
Northland Power Inc	5,821	95
Nutrien Ltd	1,332	83
Nuvei Corp	1,571	24
Onex Corp	1,334	79
Open Text Corp	2,952	104
Parkland Corp	6,250	184
Pembina Pipeline Corp	4,545	137
Quebecor Inc, Cl B	3,150	68
RB Global Inc	2,228	140
Royal Bank of Canada	1,147	101
Saputo Inc	4,704	99
Shopify Inc, Cl A *	1,129	62
Suncor Energy Inc	5,194	179
TC Energy Corp	4,836	167
Teck Resources Ltd, Cl B	2,369	102
TMX Group Ltd	6,850	148
Toronto-Dominion Bank/The	1,857	112
Tourmaline Oil Corp	3,283	166
Wheaton Precious Metals Corp	2,919	119
WSP Global Inc	1,000	142

		6,937

China — 0.0%
Sands China Ltd *	36,800	113

Denmark — 0.1%
Carlsberg AS, Cl B	1,231	156
Chr Hansen Holding A/S	3,738	229
Coloplast A/S, Cl B	1,741	185
Danske Bank A/S	4,024	94
Demant A/S *	3,284	136
Genmab A/S *	210	75
Novo Nordisk A/S, Cl B	4,602	421

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Novozymes A/S, Cl B	2,193	$89
Orsted AS	1,899	104
Pandora A/S	852	88
Tryg A/S	2,801	51
Vestas Wind Systems A/S	1,472	32

		1,660

Finland — 0.1%
Elisa Oyj	4,470	208
Fortum Oyj	14,020	163
Kesko Oyj, Cl B	5,815	105
Kone Oyj, Cl B	1,311	56
Neste Oyj	4,566	155
Nokia Oyj	31,563	119
Orion Oyj, Cl B	1,076	42
Stora Enso Oyj, Cl R	7,398	93
UPM-Kymmene Oyj, Cl V	3,293	113
Wartsila OYJ Abp	4,133	47

		1,101

France — 0.2%
Accor SA	1,293	44
Aeroports de Paris SA, Cl A	373	44
Air Liquide SA	872	148
Arkema SA	736	73
BioMerieux	1,345	131
Bollore SE	21,575	116
Bouygues SA	892	31
Capgemini SE	565	99
Carrefour SA	6,251	108
Cie Generale des Etablissements Michelin SCA	1,899	58
Danone SA	1,033	57
Dassault Systemes SE	3,283	123
Edenred SE	1,730	109
Eiffage SA	687	66
Engie SA	11,598	178
Eurazeo SE	468	28
Euronext NV	536	37
Gecina SA ‡	323	33
Getlink SE	4,624	74
Hermes International SCA	44	81
Ipsen SA	736	97
Kering SA	119	54
La Francaise des Jeux SAEM	1,007	33
Legrand SA	1,748	162
L'Oreal SA	545	227
LVMH Moet Hennessy Louis Vuitton SE	84	64
Orange SA	26,305	302
Pernod Ricard SA	584	98
Publicis Groupe SA	2,309	175
Remy Cointreau SA	674	83

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Renault SA	1,557	$64
Sanofi	904	97
Sartorius Stedim Biotech	137	33
Sodexo SA	477	49
STMicroelectronics NV	2,074	90
Teleperformance SE	223	28
Thales SA, Cl A	220	31
TotalEnergies SE	3,922	259
Unibail-Rodamco-Westfield *‡	1,316	65
Veolia Environnement SA	6,279	182
Vinci SA	720	80
Vivendi SE	13,337	117
Wendel SE	480	38
Worldline SA/France *	1,571	44

		4,110

Germany — 0.2%
adidas AG	399	70
Allianz SE	347	83
BASF SE	930	42
Bayerische Motoren Werke AG	600	61
Bechtle AG	3,183	149
Beiersdorf AG	1,765	228
Brenntag SE	810	63
Carl Zeiss Meditec AG	837	73
Commerzbank AG	4,489	51
Continental AG	779	55
Covestro AG	2,090	113
Deutsche Boerse AG	198	34
Deutsche Lufthansa AG	6,970	55
Deutsche Telekom AG	6,455	136
E.ON SE	19,443	231
Fresenius Medical Care AG & Co KGaA	5,480	237
GEA Group AG	1,568	58
Hannover Rueck SE	313	69
Heidelberg Materials AG	1,561	122
HelloFresh SE *	4,883	146
Henkel AG & Co KGaA	2,041	129
Infineon Technologies AG	2,515	84
Knorr-Bremse AG	603	39
Mercedes-Benz Group AG	2,395	167
Merck KGaA	510	85
MTU Aero Engines AG	221	40
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	274	107
Puma SE	744	46
QIAGEN NV *	3,375	137
Rational AG	61	39
Rheinmetall AG	281	73
RWE AG	3,800	142
Scout24 SE	3,632	253
Siemens Healthineers AG	2,595	132

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Symrise AG, Cl A	1,058	$101
Telefonica Deutschland Holding AG	49,295	89
Vonovia SE	1,664	40
Zalando SE *	1,399	31

		3,810

Hong Kong — 0.2%
AIA Group Ltd	6,600	54
Budweiser Brewing Co APAC Ltd	60,300	119
CK Asset Holdings Ltd	5,931	31
CK Hutchison Holdings Ltd	18,208	97
CK Infrastructure Holdings Ltd	61,500	291
CLP Holdings Ltd, Cl B	60,338	446
Galaxy Entertainment Group Ltd	23,000	139
Hang Lung Properties Ltd	77,000	105
HKT Trust & HKT Ltd	449,000	469
Hong Kong & China Gas Co Ltd	595,999	416
Power Assets Holdings Ltd	68,474	331
Sino Land Co Ltd	28,000	32
SITC International Holdings Co Ltd	32,000	54
Swire Properties Ltd	18,400	38
Techtronic Industries Co Ltd	4,001	39
WH Group Ltd	477,329	251
Xinyi Glass Holdings Ltd	30,000	39

		2,951

Ireland — 0.0%
Flutter Entertainment PLC *	818	134
James Hardie Industries PLC	2,747	72
Kerry Group PLC, Cl A	2,791	234
Kingspan Group PLC	608	46

		486

Israel — 0.1%
Azrieli Group Ltd	746	38
Bank Leumi Le-Israel BM	7,501	62
Check Point Software Technologies Ltd *	1,215	162
Elbit Systems Ltd	167	33
ICL Group Ltd	15,926	88
Nice Ltd *	842	144
Teva Pharmaceutical Industries Ltd ADR *	19,121	195
Tower Semiconductor Ltd *	4,148	101
Wix.com Ltd *	1,638	151

		974

Italy — 0.1%
Amplifon SpA	4,119	123
CNH Industrial NV	1,935	24
Davide Campari-Milano NV	7,301	86
DiaSorin SpA	1,085	99
Eni SpA	15,298	247
Ferrari NV	832	246

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
FinecoBank Banca Fineco SpA	4,628	$56
Infrastrutture Wireless Italiane SpA	16,055	192
Intesa Sanpaolo SpA	23,072	60
Nexi SpA *	15,465	95
Poste Italiane SpA	8,102	86
Prysmian SpA	1,571	63
Recordati Industria Chimica e Farmaceutica SpA	2,099	99
Snam SpA	6,697	32
Stellantis NV	7,212	139
Terna - Rete Elettrica Nazionale	19,352	146
UniCredit SpA	3,777	91

		1,884

Japan — 1.0%
Advantest Corp	2,400	67
Aeon Co Ltd, Cl H	5,400	107
Aisin Corp	1,500	57
Ajinomoto Co Inc	8,000	309
ANA Holdings Inc *	3,500	73
Asahi Group Holdings Ltd	2,400	90
Asahi Intecc Co Ltd	2,900	52
Astellas Pharma Inc	6,600	92
Bandai Namco Holdings Inc	4,500	92
Brother Industries Ltd	9,300	150
Canon Inc	5,200	126
Capcom Co Ltd	4,100	148
Central Japan Railway Co	3,000	73
Chiba Bank Ltd/The, Cl B	7,300	53
Chubu Electric Power Co Inc	24,700	316
Chugai Pharmaceutical Co Ltd	2,500	77
Concordia Financial Group Ltd	15,100	69
CyberAgent Inc	13,100	71
Dai Nippon Printing Co Ltd	3,300	86
Daifuku Co Ltd	2,100	40
Dai-ichi Life Holdings Inc	2,300	48
Daiichi Sankyo Co Ltd	3,800	105
Daito Trust Construction Co Ltd	900	95
Daiwa House Industry Co Ltd	1,300	35
Daiwa House REIT Investment Corp ‡	42	74
Dentsu Group Inc	4,300	127
Disco Corp	600	111
East Japan Railway Co	1,200	69
Eisai Co Ltd	2,000	111
ENEOS Holdings Inc	70,100	277
Fast Retailing Co Ltd	702	153
FUJIFILM Holdings Corp	2,100	122
Fujitsu Ltd	400	47
GLP J-Reit ‡	44	39
Hakuhodo DY Holdings Inc	5,800	48
Hankyu Hanshin Holdings Inc	3,600	123
Hikari Tsushin Inc	1,400	214

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Hirose Electric Co Ltd	882	$102
Hitachi Construction Machinery Co Ltd	3,100	94
Hoya Corp	500	51
Ibiden Co Ltd	1,500	80
Idemitsu Kosan Co Ltd	8,998	207
Iida Group Holdings Co Ltd	3,400	57
Inpex Corp	12,100	183
ITOCHU Corp	3,700	134
Itochu Techno-Solutions Corp	3,700	107
Japan Airlines Co Ltd	5,500	107
Japan Exchange Group Inc	12,200	227
Japan Metropolitan Fund Invest, Cl A ‡	64	42
Japan Post Bank Co Ltd	14,500	126
Japan Post Holdings Co Ltd	13,200	106
Japan Real Estate Investment Corp ‡	12	47
Japan Tobacco Inc	6,700	154
JFE Holdings Inc	5,400	79
JSR Corp	1,900	51
Kansai Electric Power Co Inc/The	26,300	366
Kao Corp	1,800	67
KDDI Corp	12,600	386
Keio Corp	2,500	86
Kikkoman Corp	900	47
Kintetsu Group Holdings Co Ltd	4,000	114
Kirin Holdings Co Ltd	4,100	57
Kobayashi Pharmaceutical Co Ltd	1,100	49
Kobe Bussan Co Ltd	2,600	61
Koei Tecmo Holdings Co Ltd	6,960	99
Koito Manufacturing Co Ltd	9,900	150
Komatsu Ltd	4,100	111
Konami Group Corp	2,000	106
Kose Corp	1,000	73
Kubota Corp	3,100	46
Kyocera Corp	3,000	153
Kyowa Kirin Co Ltd	6,400	112
Lasertec Corp	200	31
Lixil Corp	2,000	23
M3 Inc	1,900	35
Marubeni Corp	7,100	111
McDonald's Holdings Co Japan Ltd	5,223	200
MEIJI Holdings Co Ltd	4,800	120
Mitsubishi Chemical Group Corp, Cl B	8,100	51
Mitsui Fudosan Co Ltd	2,500	55
MonotaRO Co Ltd	2,000	21
NEC Corp	4,600	255
Nexon Co Ltd	5,300	95
Nintendo Co Ltd	3,040	127
Nippon Building Fund Inc ‡	13	53
Nippon Paint Holdings Co Ltd	5,400	36
Nippon Prologis REIT Inc ‡	40	75
Nippon Sanso Holdings Corp	2,600	62
Nippon Shinyaku Co Ltd	3,500	148

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Nippon Steel Corp	4,300	$101
Nippon Telegraph & Telephone Corp	272,100	322
Nippon Yusen KK	900	23
Nissan Chemical Corp	1,800	77
Nisshin Seifun Group Inc	4,815	61
Nissin Foods Holdings Co Ltd	2,000	167
Nitori Holdings Co Ltd	600	67
Nomura Holdings Inc	12,000	48
Nomura Real Estate Holdings Inc	8,400	211
Nomura Real Estate Master Fund Inc ‡	44	49
NTT Data Group Corp	5,300	71
Obic Co Ltd	400	61
Odakyu Electric Railway Co Ltd	3,500	52
Oji Holdings Corp	14,000	59
Olympus Corp	3,600	47
Omron Corp, Cl JP	1,100	49
Ono Pharmaceutical Co Ltd	5,600	108
Oracle Corp Japan	1,500	112
Oriental Land Co Ltd/Japan	3,000	99
ORIX Corp	3,400	64
Osaka Gas Co Ltd	40,900	675
Otsuka Corp	3,100	132
Otsuka Holdings Co Ltd	3,200	114
Pan Pacific International Holdings Corp	19,300	406
Panasonic Holdings Corp	10,200	115
Rakuten Group Inc	7,600	31
Renesas Electronics Corp *	4,800	74
Rohm Co Ltd	2,800	53
SBI Holdings Inc	2,400	51
SCSK Corp	4,600	80
Secom Co Ltd	1,100	75
Seiko Epson Corp	9,600	151
Seven & i Holdings Co Ltd	3,600	141
SG Holdings Co Ltd	8,000	103
Sharp Corp/Japan	4,700	29
Shimadzu Corp	2,300	61
Shimano Inc	400	54
Shionogi & Co Ltd	1,600	72
Shiseido Co Ltd	1,900	67
Shizuoka Financial Group Inc	12,000	98
SoftBank Corp	18,300	207
SoftBank Group Corp	900	38
Sompo Holdings Inc	2,100	91
Sony Group Corp	800	66
Square Enix Holdings Co Ltd	3,200	110
Subaru Corp	3,700	72
SUMCO Corp	3,000	39
Sumitomo Chemical Co Ltd	39,700	108
Sumitomo Corp	6,500	130
Sumitomo Metal Mining Co Ltd	1,000	29
Suntory Beverage & Food Ltd	3,500	107
Sysmex Corp	1,000	48

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
T&D Holdings Inc	4,600	$76
Taisei Corp	1,900	67
Takeda Pharmaceutical Co Ltd	4,318	134
TDK Corp	1,500	56
Terumo Corp	2,800	74
TIS Inc	3,300	73
Tobu Railway Co Ltd	5,000	129
Toho Co Ltd/Tokyo	4,200	144
Tokio Marine Holdings Inc	6,900	160
Tokyo Electric Power Co Holdings Inc *	43,300	194
Tokyo Electron Ltd	300	41
Tokyo Gas Co Ltd	31,600	718
Tokyu Corp	7,000	81
Toray Industries Inc	10,000	52
Tosoh Corp	12,700	163
Toyota Industries Corp	700	55
Toyota Motor Corp	8,800	158
Trend Micro Inc/Japan	3,300	125
Unicharm Corp	5,000	177
Welcia Holdings Co Ltd	5,700	99
West Japan Railway Co	3,400	141
Yakult Honsha Co Ltd	4,200	102
Yamaha Corp	1,100	30
Yamato Holdings Co Ltd	2,500	41
Yaskawa Electric Corp	1,400	51
Yokogawa Electric Corp	3,700	72
ZOZO Inc	1,800	33

		18,202

Jordan — 0.0%
Hikma Pharmaceuticals PLC	6,315	161

Luxembourg — 0.0%
Eurofins Scientific SE	1,432	81

Netherlands — 0.1%
ABN AMRO Bank NV	5,808	83
Adyen NV *	65	49
Aegon Ltd	14,434	70
Akzo Nobel NV	725	52
ArcelorMittal SA	2,187	55
ASM International NV	322	135
ASML Holding NV	209	124
DSM-Firmenich AG	490	42
Heineken Holding NV	1,929	146
Heineken NV	1,761	156
ING Groep NV	6,781	90
JDE Peet's NV	6,548	183
Just Eat Takeaway.com NV *	2,362	29
Koninklijke Ahold Delhaize NV	6,728	203
Koninklijke KPN NV	43,321	143

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Koninklijke Philips NV *	3,979	$80
OCI NV	1,649	46
Prosus NV *	1,957	58
Universal Music Group NV	5,777	151
Wolters Kluwer NV	1,366	166

		2,061

New Zealand — 0.0%
Auckland International Airport Ltd	12,197	58
Fisher & Paykel Healthcare Corp Ltd	11,240	146
Meridian Energy Ltd	63,697	197
Spark New Zealand Ltd	101,554	293

		694

Norway — 0.1%
Aker BP ASA	6,322	176
Equinor ASA	6,962	230
Gjensidige Forsikring ASA	3,339	49
Kongsberg Gruppen ASA	3,110	129
Norsk Hydro ASA	18,290	116
Telenor ASA	24,297	277

		977

Portugal — 0.0%
EDP - Energias de Portugal SA	44,659	186
Galp Energia SGPS SA	27,201	404

		590

Singapore — 0.1%
CapitaLand Ascendas REIT ‡	28,900	58
CapitaLand Investment Ltd/Singapore	15,100	34
City Developments Ltd	10,200	49
Jardine Cycle & Carriage Ltd	9,100	213
Jardine Matheson Holdings Ltd	3,164	147
Oversea-Chinese Banking Corp Ltd	4,100	39
Sea Ltd ADR *	5,508	242
Sembcorp Industries Ltd	11,200	42
Singapore Exchange Ltd	7,100	51
Singapore Technologies Engineering Ltd	26,600	76
Singapore Telecommunications Ltd	252,100	447
Venture Corp Ltd	25,300	229

		1,627

South Korea — 0.0%
Delivery Hero SE *	1,113	32

Spain — 0.1%
Acciona SA	722	92
ACS Actividades de Construccion y Servicios SA	1,954	71
Aena SME SA	513	77

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Amadeus IT Group SA, Cl A	1,707	$104
Banco Santander SA	14,314	55
CaixaBank SA	13,416	54
Cellnex Telecom SA	4,726	165
Corp ACCIONA Energias Renovables SA	3,758	97
EDP Renovaveis SA	8,525	140
Enagas SA	5,761	96
Endesa SA	8,563	175
Ferrovial SE	2,453	75
Grifols SA	12,839	167
Iberdrola SA	10,170	114
Industria de Diseno Textil SA	6,407	239
Repsol SA, Cl A	13,993	231
Telefonica SA	41,335	169

		2,121

Sweden — 0.1%
Atlas Copco AB, Cl A	1,380	19
Boliden AB	2,335	68
Embracer Group AB, Cl B *	58,052	117
Epiroc AB, Cl A	6,391	122
EQT AB	2,299	46
Evolution AB	948	96
Getinge AB, Cl B	3,429	61
Hexagon AB, Cl B	6,475	56
Holmen AB, Cl B	3,015	118
Indutrade AB	8,779	164
L E Lundbergforetagen AB, Cl B	4,595	193
Nibe Industrier AB, Cl B	13,845	91
Nordea Bank Abp, Cl A	6,982	77
Skandinaviska Enskilda Banken AB, Cl A	5,484	66
SKF AB, Cl B	7,979	134
Svenska Cellulosa AB SCA, Cl B	8,996	124
Svenska Handelsbanken AB, Cl A	7,194	65
Swedbank AB, Cl A	3,925	73
Swedish Orphan Biovitrum AB *	5,208	107
Tele2 AB, Cl B	24,535	189
Telefonaktiebolaget LM Ericsson, Cl B	24,467	120
Telia Co AB	118,012	245

		2,351

Switzerland — 0.2%
Adecco Group AG	1,187	49
Alcon Inc	2,354	182
Bachem Holding AG, Cl B	1,569	117
Baloise Holding AG	496	72
Barry Callebaut AG	104	166
BKW AG	2,261	399
Chocoladefabriken Lindt & Spruengli AG	1	110
Cie Financiere Richemont SA, Cl A	745	91
Geberit AG	215	108
Givaudan SA	26	85

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Holcim AG	1,540	$99
Logitech International SA	1,488	103
Lonza Group AG	296	138
Nestle SA	1,850	210
Novartis AG	1,266	130
Partners Group Holding AG	76	86
Roche Holding AG	484	142
Schindler Holding AG	179	35
SGS SA	1,025	86
SIG Group AG	4,394	109
Sika AG	195	50
Sonova Holding AG	526	125
Straumann Holding AG	960	123
Swatch Group AG/The, Cl B	251	65
Swiss Life Holding AG	180	112
Swiss Prime Site AG	588	54
Swisscom AG	729	434
Temenos AG	2,087	147
UBS Group AG	4,371	108
VAT Group AG	332	119
Zurich Insurance Group AG	87	40

		3,894

United Kingdom — 0.3%
Admiral Group PLC	2,390	69
Antofagasta PLC	6,096	106
Associated British Foods PLC	7,753	196
AstraZeneca PLC	1,035	140
Auto Trader Group PLC	23,673	178
Barratt Developments PLC	6,905	37
Berkeley Group Holdings PLC	1,223	61
BP PLC	46,411	301
British American Tobacco PLC	4,565	144
BT Group PLC, Cl A	104,801	149
Bunzl PLC	3,000	107
Burberry Group PLC	2,683	63
Coca-Cola Europacific Partners PLC	3,518	220
Coca-Cola HBC AG	4,673	128
Compass Group PLC	3,169	77
CRH PLC	3,263	181
DCC PLC	732	41
Diageo PLC	2,888	107
Experian PLC	1,157	38
GSK PLC	4,891	89
Haleon PLC	22,671	94
Halma PLC	5,482	130
Hargreaves Lansdown PLC	4,638	44
HSBC Holdings PLC	17,725	140
Imperial Brands PLC	5,956	121
InterContinental Hotels Group PLC	861	64
J Sainsbury PLC	54,025	167
Johnson Matthey PLC	2,742	55

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Kingfisher PLC	15,739	$43
Land Securities Group PLC ‡	4,420	32
London Stock Exchange Group PLC	585	59
Mondi PLC	5,822	98
National Grid PLC	16,672	199
NMC Health PLC *	12,179	—
Ocado Group PLC *	7,660	56
Pearson PLC	15,564	165
Persimmon PLC	2,512	33
Phoenix Group Holdings PLC	7,887	46
Prudential PLC	1,980	21
Reckitt Benckiser Group PLC	1,696	120
RELX PLC	3,034	103
Rentokil Initial PLC	12,011	89
Rolls-Royce Holdings PLC *	19,553	53
Sage Group PLC/The	12,410	150
Segro PLC ‡	3,917	34
Severn Trent PLC	3,984	115
Shell PLC	10,804	344
Smith & Nephew PLC	9,612	120
Smiths Group PLC	3,056	60
Smurfit Kappa Group PLC	3,889	130
SSE PLC	6,499	128
Taylor Wimpey PLC	153,902	220
Tesco PLC	17,126	55
United Utilities Group PLC, Cl B	16,150	187
Vodafone Group PLC	157,079	147
Whitbread PLC	1,289	55
WPP PLC	14,932	134

		6,243

Total Foreign Common Stock
(Cost $66,414) ($ Thousands)		68,538

EXCHANGE TRADED FUND — 0.7%

iShares iBoxx $ Investment Grade Corporate Bond ETF	130,327	13,296

Total Exchange Traded Fund
(Cost $14,921) ($ Thousands)		13,296

	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 0.0%^
Energy — 0.0%
CNOOC Petroleum North America ULC
5.875%, 03/10/2035 ^	$100	100

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Financials — 0.0%
Landwirtschaftliche Rentenbank
2.000%, 01/13/2025 ^	$250	$239

Total Corporate Obligations
(Cost $358) ($ Thousands)		339

	Shares
COMMON STOCK — 0.0%

Information Technology — 0.0%
CyberArk Software Ltd *	1,176	192

Total Common Stock
(Cost $148) ($ Thousands)		192

PREFERRED STOCK — 0.0%

Consumer Discretionary — 0.0%
Porsche Automobil Holding SE (D)	2,071	102

Description	Shares	Market Value ($ Thousands)
PREFERRED STOCK (continued)
Health Care — 0.0%
Sartorius AG (D)	230	$79

Total Preferred Stock
(Cost $214) ($ Thousands)		181

	Number of Rights
RIGHTS — 0.0%
Abiomed Inc *‡‡	422	–
Total Rights
(Cost $—) ($ Thousands)		–

	Number of Warrants
WARRANT — 0.0%
Constellation Software Inc. ‡‡	100	–

Total Warrant
(Cost $—) ($ Thousands)		–

Total Investments in Securities — 71.8%
(Cost $1,388,115) ($ Thousands)		$1,350,754

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Australian 10-Year Bond	2,548	Dec-2023	$188,151	$184,137	$(4,886)
Australian 3-Year Bond	170	Dec-2023	11,585	11,558	(86)
Brent Crude^	230	Dec-2023	20,558	20,783	225
Brent Crude^	7	Dec-2023	525	645	120
CAC40 10 Euro Index	93	Oct-2023	7,158	7,042	(68)
Canadian 10-Year Bond	1,228	Dec-2023	107,317	104,571	(3,021)
Coffee C^	103	Dec-2023	6,206	5,645	(561)
Copper^	49	Dec-2023	4,696	4,578	(118)
Corn^	451	Dec-2023	11,111	10,751	(360)
Cotton No. 2^	103	Dec-2023	4,379	4,488	109
DAX Index	34	Dec-2023	14,586	13,972	(401)
Euro STOXX 50	788	Dec-2023	36,195	35,074	(749)
Euro-Bobl	761	Dec-2023	96,920	93,261	(1,322)
Euro-BTP	346	Dec-2023	43,315	40,197	(2,079)
Euro-Bund	258	Dec-2023	37,102	35,139	(1,073)
Euro-Buxl	179	Dec-2023	25,852	23,189	(2,058)
Euro-OAT	145	Dec-2023	19,995	18,914	(596)
Euro-Schatz	22	Dec-2023	2,462	2,446	(2)
Feeder Cattle^	20	Nov-2023	2,522	2,549	27
Feeder Cattle^	11	Jan-2024	1,373	1,419	46
Feeder Cattle^	9	Jan-2024	1,178	1,161	(17)
FTSE 100 Index	437	Dec-2023	41,354	40,916	494

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
FTSE MIB Index	107	Dec-2023	$16,385	$16,020	$(147)
FTSE Taiwan Index	219	Oct-2023	12,379	12,483	104
FTSE/JSE Top 40 Index	75	Dec-2023	2,741	2,685	(72)
Gasoline^	91	Dec-2023	9,260	8,980	(280)
Gold^	230	Dec-2023	45,936	42,920	(3,015)
Hang Seng China Enterprises Index	201	Oct-2023	7,848	7,932	95
Hang Seng Index	201	Oct-2023	22,870	22,956	127
IBEX	139	Oct-2023	14,135	13,893	(75)
IBEX	8	Oct-2023	809	800	2
IFSC Nifty50 Index	394	Oct-2023	15,602	15,532	(70)
Japanese 10-Year Bond	255	Dec-2023	252,319	247,712	(1,850)
Japanese 10-Year Government Bond E-MINI	736	Dec-2023	72,775	71,516	(487)
KC HRW Wheat^	23	Dec-2023	862	763	(99)
KOSPI 200 Index	219	Dec-2023	13,935	13,349	(382)
Lean Hogs^	77	Dec-2023	2,351	2,211	(140)
Live Cattle^	136	Dec-2023	10,237	10,223	(14)
Live Cattle^	78	Dec-2023	5,747	5,863	117
LME Copper^	61	Dec-2023	12,978	12,612	(367)
LME Lead^	52	Dec-2023	2,820	2,822	2
LME Nickel^	30	Dec-2023	3,945	3,359	(586)
LME Primary Aluminum^	166	Dec-2023	9,376	9,763	387
LME Zinc^	170	Dec-2023	10,605	11,274	669
Long Gilt 10-Year Bond	845	Dec-2023	101,062	97,114	(575)
Low Sulphur Gasoil^	44	Nov-2023	3,949	4,252	303
Low Sulphur Gasoil^	92	Dec-2023	7,948	8,526	579
Mexican Bolsa Index	9	Dec-2023	275	267	(5)
Natural Gas^	161	Jan-2024	5,993	5,740	(253)
Natural Gas^	93	Dec-2023	3,225	3,080	(145)
NY Harbor ULSD^	30	Nov-2023	3,905	4,159	253
NY Harbor ULSD^	57	Dec-2023	7,110	7,560	450
NYMEX Cocoa^	147	Dec-2023	5,158	5,024	(133)
OMX Stockholm 30	900	Oct-2023	17,709	17,894	(224)
Platinum^	8	Aug-2024	116	117	2
Russell 2000 Index E-MINI	765	Dec-2023	71,754	68,796	(2,957)
S&P 500 Index E-MINI	1,814	Dec-2023	408,607	392,323	(16,284)
S&P Mid Cap 400 Index E-MINI	86	Dec-2023	22,394	21,675	(718)
S&P TSX 60 Index	125	Dec-2023	22,211	21,751	(580)
Silver^	132	Dec-2023	15,649	14,817	(832)
Soybean^	167	Nov-2023	11,165	10,646	(519)
Soybean^	15	Jan-2024	1,012	971	(41)
Soybean Meal^	305	Dec-2023	11,851	11,627	(224)
Soybean Oil^	187	Dec-2023	6,409	6,264	(144)
SPI 200 Index	260	Dec-2023	30,214	29,726	(596)
Sugar No. 11^	580	Mar-2024	17,324	17,201	(122)
TOPIX Index	499	Dec-2023	79,966	77,697	(950)
U.S. 2-Year Treasury Note	791	Dec-2023	161,091	160,344	(747)
U.S. 5-Year Treasury Note	1,918	Dec-2023	204,140	202,079	(2,061)
U.S. 10-Year Treasury Note	2,056	Dec-2023	226,618	222,177	(4,442)
U.S. Long Treasury Bond	638	Dec-2023	76,746	72,592	(4,153)
U.S. Ultra Long Treasury Bond	286	Dec-2023	36,528	33,945	(2,584)
Wheat^	120	Dec-2023	4,069	3,249	(820)
WTI Crude Oil^	38	Dec-2023	2,973	3,374	402
WTI Crude Oil^	130	Dec-2023	11,742	11,544	(198)
WTI Crude Oil^	151	Nov-2023	13,171	13,709	538
			2,822,539	2,748,343	(60,237)
Short Contracts
Brent Crude^	(83)	Dec-2023	$(7,717)	$(7,653)	$64
DAX Index	(9)	Dec-2023	(3,802)	(3,699)	71

SEI Institutional Managed Trust

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Euro-Bund	(150)	Dec-2023	$(21,274)	$(20,430)	$434
Feeder Cattle^	(15)	Nov-2023	(1,972)	(1,912)	60
FTSE KLCI	(36)	Oct-2023	(554)	(547)	6
Gasoline^	(1)	Nov-2023	(106)	(101)	5
MSCI Singapore Index	(96)	Oct-2023	(1,974)	(2,009)	(31)
Natural Gas^	(45)	Nov-2023	(1,349)	(1,318)	31
OMX Stockholm 30	(429)	Oct-2023	(8,402)	(8,529)	68
S&P TSX 60 Index	(8)	Dec-2023	(1,419)	(1,392)	21
SET 50	(186)	Dec-2023	(939)	(921)	18
Wheat^	(82)	Dec-2023	(2,610)	(2,220)	390
			(52,118)	(50,731)	1,137
			$2,770,421	$2,697,612	$(59,100)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/30/23	EUR	53,500	USD	58,165	$1,459
BNP Paribas	10/30/23	EUR	17,120	USD	18,176	30
BNYMellon	10/30/23	GBP	5,260	USD	6,409	(12)
BNYMellon	10/30/23	AUD	5,710	USD	3,665	(24)
BNYMellon	10/30/23	CAD	9,500	USD	7,038	7
BNYMellon	10/30/23	JPY	2,780,160	USD	18,773	39
Citigroup	12/20/23	USD	163	IDR	2,500,000	(2)
Citigroup	12/20/23	USD	264	PHP	15,000	1
Citigroup	12/20/23	USD	89	PLN	390	—
Citigroup	12/20/23	USD	350	PLN	1,459	(17)
Citigroup	12/20/23	USD	467	COP	1,958,333	7
Citigroup	12/20/23	USD	71	COP	291,667	(1)
Citigroup	12/20/23	USD	585	THB	20,500	(18)
Citigroup	12/20/23	USD	1,214	ILS	4,617	4
Citigroup	12/20/23	THB	1,000	USD	28	—
Citigroup	12/20/23	THB	500	USD	14	(1)
Citigroup	12/20/23	USD	259	CZK	6,000	1
Citigroup	12/20/23	USD	1,245	CZK	28,032	(28)
Citigroup	12/20/23	USD	1,535	TWD	48,500	(19)
Citigroup	12/20/23	USD	750	EUR	707	1
Citigroup	12/20/23	USD	889	EUR	823	(14)
Citigroup	12/20/23	PLN	2,652	USD	640	34
Citigroup	12/20/23	CNH	3,267	USD	451	1
Citigroup	12/20/23	CNH	1,032	USD	142	(1)
Citigroup	12/20/23	SGD	3,797	USD	2,810	17
Citigroup	12/20/23	SGD	565	USD	414	(1)
Citigroup	12/20/23	USD	4,393	CLP	3,823,017	(139)
Citigroup	12/20/23	USD	6,945	KRW	9,178,881	(90)
Citigroup	12/20/23	USD	3,966	ZAR	76,440	63
Citigroup	12/20/23	USD	3,228	ZAR	60,940	(17)
Citigroup	12/20/23	USD	8,006	HUF	2,920,496	(141)
Citigroup	12/20/23	ILS	6,571	USD	1,738	4
Citigroup	12/20/23	ILS	3,313	USD	870	(5)

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Citigroup	12/20/23	USD	5,731	CNH	41,791	$27
Citigroup	12/20/23	USD	4,228	CNH	30,533	(21)
Citigroup	12/20/23	PHP	10,000	USD	176	(1)
Citigroup	12/20/23	BRL	8,974	USD	1,790	14
Citigroup	12/20/23	BRL	2,857	USD	565	(1)
Citigroup	12/20/23	USD	6,331	BRL	32,023	4
Citigroup	12/20/23	USD	7,753	BRL	38,499	(137)
Citigroup	12/20/23	MXP	16,000	USD	921	12
Citigroup	12/20/23	ZAR	18,000	USD	944	(5)
Citigroup	12/20/23	USD	5,805	INR	484,317	3
Citigroup	12/20/23	USD	12,901	INR	1,070,808	(59)
Citigroup	12/20/23	USD	10,675	MXP	190,602	145
Citigroup	12/20/23	USD	10,949	MXP	188,102	(271)
Citigroup	12/20/23	GBP	28,232	USD	35,320	848
Citigroup	12/20/23	GBP	1,053	USD	1,280	(5)
Citigroup	12/20/23	EUR	75,068	USD	81,376	1,594
Citigroup	12/20/23	EUR	534	USD	567	(1)
Citigroup	12/20/23	INR	20,000	USD	240	—
Citigroup	12/20/23	INR	75,000	USD	898	(2)
Citigroup	12/20/23	HUF	175,000	USD	479	7
Citigroup	12/20/23	HUF	75,000	USD	201	(2)
Citigroup	12/20/23	CLP	325,000	USD	368	6
Citigroup	12/20/23	CLP	950,000	USD	1,049	(9)
Citigroup	12/20/23	KRW	2,100,000	USD	1,587	18
Citigroup	12/20/23	KRW	200,000	USD	148	(1)
Citigroup	12/20/23	IDR	8,500,000	USD	551	2
Citigroup	12/20/23	IDR	1,500,000	USD	97	—
JPMorgan Chase Bank	12/20/23	USD	163	IDR	2,500,000	(2)
JPMorgan Chase Bank	12/20/23	USD	264	PHP	15,000	1
JPMorgan Chase Bank	12/20/23	USD	369	EUR	343	(5)
JPMorgan Chase Bank	12/20/23	USD	89	PLN	390	—
JPMorgan Chase Bank	12/20/23	USD	350	PLN	1,459	(16)
JPMorgan Chase Bank	12/20/23	USD	467	COP	1,958,333	8
JPMorgan Chase Bank	12/20/23	USD	71	COP	291,667	(1)
JPMorgan Chase Bank	12/20/23	USD	585	THB	20,500	(17)
JPMorgan Chase Bank	12/20/23	USD	1,214	ILS	4,617	4
JPMorgan Chase Bank	12/20/23	THB	1,000	USD	28	1
JPMorgan Chase Bank	12/20/23	THB	500	USD	14	—
JPMorgan Chase Bank	12/20/23	USD	259	CZK	6,000	1
JPMorgan Chase Bank	12/20/23	USD	1,245	CZK	28,032	(28)
JPMorgan Chase Bank	12/20/23	USD	1,535	TWD	48,500	(18)
JPMorgan Chase Bank	12/20/23	PLN	2,652	USD	640	34
JPMorgan Chase Bank	12/20/23	CNH	3,267	USD	451	1
JPMorgan Chase Bank	12/20/23	CNH	1,032	USD	142	—
JPMorgan Chase Bank	12/20/23	SGD	3,797	USD	2,810	17
JPMorgan Chase Bank	12/20/23	SGD	565	USD	414	(1)
JPMorgan Chase Bank	12/20/23	USD	4,393	CLP	3,823,017	(138)
JPMorgan Chase Bank	12/20/23	USD	6,945	KRW	9,178,881	(89)
JPMorgan Chase Bank	12/20/23	USD	3,966	ZAR	76,440	63

SEI Institutional Managed Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	12/20/23	USD	3,228	ZAR	60,939	$(16)
JPMorgan Chase Bank	12/20/23	USD	8,006	HUF	2,920,496	(140)
JPMorgan Chase Bank	12/20/23	ILS	6,571	USD	1,738	4
JPMorgan Chase Bank	12/20/23	ILS	3,313	USD	870	(4)
JPMorgan Chase Bank	12/20/23	USD	5,731	CNH	41,791	27
JPMorgan Chase Bank	12/20/23	USD	4,228	CNH	30,533	(21)
JPMorgan Chase Bank	12/20/23	PHP	10,000	USD	176	—
JPMorgan Chase Bank	12/20/23	BRL	8,974	USD	1,790	15
JPMorgan Chase Bank	12/20/23	BRL	2,857	USD	565	—
JPMorgan Chase Bank	12/20/23	USD	6,331	BRL	32,023	5
JPMorgan Chase Bank	12/20/23	USD	7,753	BRL	38,499	(136)
JPMorgan Chase Bank	12/20/23	GBP	15,975	USD	20,097	591
JPMorgan Chase Bank	12/20/23	MXP	16,000	USD	921	13
JPMorgan Chase Bank	12/20/23	ZAR	18,000	USD	944	(5)
JPMorgan Chase Bank	12/20/23	USD	5,804	INR	484,317	4
JPMorgan Chase Bank	12/20/23	USD	12,901	INR	1,070,808	(59)
JPMorgan Chase Bank	12/20/23	USD	10,674	MXP	190,602	146
JPMorgan Chase Bank	12/20/23	USD	10,949	MXP	188,101	(271)
JPMorgan Chase Bank	12/20/23	EUR	72,532	USD	78,652	1,565
JPMorgan Chase Bank	12/20/23	EUR	534	USD	567	—
JPMorgan Chase Bank	12/20/23	INR	20,000	USD	240	—
JPMorgan Chase Bank	12/20/23	INR	75,000	USD	898	(1)
JPMorgan Chase Bank	12/20/23	HUF	175,000	USD	479	8
JPMorgan Chase Bank	12/20/23	HUF	75,000	USD	201	(1)
JPMorgan Chase Bank	12/20/23	CLP	325,000	USD	368	7
JPMorgan Chase Bank	12/20/23	CLP	950,000	USD	1,049	(8)
JPMorgan Chase Bank	12/20/23	KRW	2,100,000	USD	1,587	19
JPMorgan Chase Bank	12/20/23	KRW	200,000	USD	148	(1)
JPMorgan Chase Bank	12/20/23	IDR	8,500,000	USD	551	3
JPMorgan Chase Bank	12/20/23	IDR	1,500,000	USD	97	—
State Street	10/30/23	CHF	3,570	USD	3,926	10
State Street	10/30/23	HKD	23,950	USD	3,063	3
State Street	10/30/23	GBP	35,600	USD	45,035	1,584
						$6,459

A list of the open OTC swap agreements held by the Fund at September 30, 2023 is as follows:

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
JPMorgan Chase	TAIEX Index	Negative Price Return	Positive Price Return	At Maturity	10/18/2023	TWD	$8,573	$8,316	$–	$(257)
Bank of America	BOVESPA Index	Positive Price Return	Positive Price Return	At Maturity	10/18/2023	BRL	7,177	7,026	–	(151)
JPMorgan Chase	AEX Index	Negative Price Return	Positive Price Return	At Maturity	10/20/2023	EUR	(3,460)	(3,402)	–	58
Bank of America	HSCEI Index	Positive Price Return	Asset Return	At Maturity	10/30/2023	HKD	11,708	11,799	–	90
JPMorgan Chase	HSCEI Index	Positive Price Return	Asset Return	At Maturity	10/30/2023	HKD	11,386	11,444	–	57
Bank of America	KOSPI 200 Index	Negative Price Return	Positive Price Return	At Maturity	12/14/2023	KRW	4,785	4,571	–	(213)
JPMorgan Chase	KOSPI 200 Index	Negative Price Return	Positive Price Return	At Maturity	12/14/2023	KRW	1,020	975	–	(45)
Bank of America	SWISS MARKET Index	Negative Price Return	Positive Price Return	At Maturity	12/15/2023	CHF	(1,856)	(1,804)	–	52
Bank of America	WIG 20 Index	Negative Price Return	Positive Price Return	At Maturity	12/15/2023	PLN	276	267	–	(9)

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Accumulation Fund (Concluded)

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount ($ Thousands)	Value ($ Thousands)	Upfront Payments ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Citibank	MSCI INTERNATIONAL SOUTH AFRICA NET Index	Asset Return	JIBA1M Index	Monthly	12/20/2023	ZAR	$4,297	$7	$–	$7
Citibank	MSCI INTERNATIONAL SINGAPORE NET Index	Asset Return	SIBCSORA Index	Monthly	12/20/2023	SGD	2,441	(15)	–	(15)
Citibank	MSCI INTERNATIONAL SWEDEN NET Index	Asset Return	STBB1M Index	Monthly	12/20/2023	SEK	23,623	4	–	4
Citibank	MSCI INTERNATIONAL MEXICO NET RETURN Index	MXIBTIIE Index	Asset Return	Monthly	12/20/2023	MXN	135	–	–	–
Citibank	MSCI INTERNATIONAL SPAIN NET Index	Asset Return	ESTRON Index	Monthly	12/20/2023	EUR	210	2	–	2
Citibank	MSCI INTERNATIONAL NETHERLANDS NET Index	Asset Return	ESTRON Index	Monthly	12/20/2023	EUR	2,549	59	–	59
Citibank	MSCI INTERNATIONAL ITALY NET Index	ESTRON Index	Asset Return	Monthly	12/20/2023	EUR	1,097	(9)	–	(9)
Citibank	MSCI INTERNATIONAL SWITZERLAND NET Index	Asset Return	SSARON Index	Monthly	12/20/2023	CHF	444	3	–	3
Citibank	MSCI THAILAND NET Index	Asset Return	NDEUTHF Index	Monthly	12/20/2023	USD	1,094	65	–	65
Citibank	MSCI INTERNATIONAL CANADA NET Index	Asset Return	CAONREPO Index	Monthly	12/20/2023	CAD	1,401	40	–	40
Bank of America	FTSE/JSE Index	Positive Price Return	Positive Price Return	At Maturity	12/21/2023	ZAR	(40)	(39)	–	1
								$39,309	$–	$(261)

Percentages are based on Net Assets of $1,881,228 ($ Thousands).
^	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2023.
*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2023 was $54,102 ($ Thousands).
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $55,502 ($ Thousands), representing 3.0% of the Net Assets of the Fund.

(D)	No interest rate available.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)		Total ($)
U.S. Treasury Obligations	–	1,069,110	–		1,069,110
Sovereign Debt	–	199,098	–		199,098
Foreign Common Stock	68,072	466	–		68,538
Exchange Traded Fund	13,296	–	–		13,296
Corporate Obligations	–	339	–		339
Common Stock	192	–	–		192
Preferred Stock	181	–	–		181
Rights	–	–	–	^	–
Warrant	–	–	–		–
Total Investments in Securities	81,741	1,269,013	–		1,350,754

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	6,219	–	–	6,219
Unrealized Depreciation	(65,319)	–	–	(65,319)
Forward Contracts*
Unrealized Appreciation	–	8,482	–	8,482
Unrealized Depreciation	–	(2,023)	–	(2,023)
OTC Swaps
Total Return Swaps*
Unrealized Appreciation	–	438	–	438
Unrealized Depreciation	–	(699)	–	(699)
Total Other Financial Instruments	(59,100)	6,198	–	(52,902)

^ This category includes securities with a value less than $500.

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

See “Glossary” for abbreviations.

Amounts designated as “—” are either $0 or have been rounded to $0.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS — 51.6%
Communication Services — 4.3%
Altice France
5.500%, 10/15/2029 (A)	$689	$496
Altice France Holding
10.500%, 05/15/2027 (A)	2,090	1,304
AMC Entertainment Holdings
7.500%, 02/15/2029 (A)	290	201
AT&T
4.350%, 03/01/2029	700	651
3.500%, 06/01/2041	350	243
2.750%, 06/01/2031	375	300
2.550%, 12/01/2033	1,428	1,049
2.300%, 06/01/2027	1,009	893
1.650%, 02/01/2028	875	739
Bharti Airtel
3.250%, 06/03/2031 (A)	1,360	1,121
CCO Holdings
4.750%, 02/01/2032 (A)	1,625	1,300
4.500%, 05/01/2032	260	204
4.250%, 02/01/2031 (A)	840	669
Charter Communications Operating
5.125%, 07/01/2049	200	146
4.908%, 07/23/2025	3,200	3,127
3.750%, 02/15/2028	650	586
Cinemark USA
5.875%, 03/15/2026 (A)	1,025	984
DISH DBS
5.875%, 11/15/2024	890	828
5.750%, 12/01/2028 (A)	480	369

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.250%, 12/01/2026 (A)	$580	$493
DISH Network
11.750%, 11/15/2027 (A)	720	725
Gannett Holdings
6.000%, 11/01/2026 (A)	250	215
iHeartCommunications
8.375%, 05/01/2027	830	595
Intelsat Jackson Holdings (Escrow Security)
9.750%, 07/15/2025 (A)(B)(C)	650	–
5.500%, 08/01/2023 (B)(C)	1,747	–
Mauritius Investments
6.500%, 10/13/2026 (A)	2,470	2,414
Meta Platforms
3.850%, 08/15/2032	875	776
3.500%, 08/15/2027	450	425
Millicom International Cellular
6.250%, 03/25/2029 (A)	297	252
4.500%, 04/27/2031 (A)	219	157
Scripps Escrow
5.875%, 07/15/2027 (A)	1,015	751
Sinclair Television Group
5.125%, 02/15/2027 (A)	495	396
Sirius XM Radio
4.000%, 07/15/2028 (A)	1,140	973
T-Mobile USA
4.500%, 04/15/2050	1,516	1,163
Townsquare Media
6.875%, 02/01/2026 (A)	902	852
Turk Telekomunikasyon
6.875%, 02/28/2025 (A)	330	321
Urban One
7.375%, 02/01/2028 (A)	1,120	960
Verizon Communications
2.100%, 03/22/2028	515	442
Vmed O2 UK Financing I
4.750%, 07/15/2031 (A)	490	396
VTR Comunicaciones
5.125%, 01/15/2028 (A)	346	195
Ziff Davis
4.625%, 10/15/2030 (A)	670	567
ZipRecruiter
5.000%, 01/15/2030 (A)	200	157

		28,435

Consumer Discretionary — 7.7%
Abercrombie & Fitch Management
8.750%, 07/15/2025 (A)	450	458
Allen Media
10.500%, 02/15/2028 (A)	570	326
Altice Financing
5.750%, 08/15/2029 (A)	610	500
5.000%, 01/15/2028 (A)	735	628

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Asbury Automotive Group
5.000%, 02/15/2032 (A)	$280	$232
4.625%, 11/15/2029 (A)	505	434
Banijay Entertainment SASU
8.125%, 05/01/2029 (A)	200	198
Bath & Body Works
6.625%, 10/01/2030 (A)	220	206
5.250%, 02/01/2028	710	657
Boyne USA
4.750%, 05/15/2029 (A)	910	796
Caesars Entertainment
7.000%, 02/15/2030 (A)	700	681
CalAtlantic Group
5.250%, 06/01/2026	330	310
Carnival
10.500%, 06/01/2030 (A)	240	247
7.000%, 08/15/2029 (A)	370	365
5.750%, 03/01/2027 (A)	1,020	923
4.000%, 08/01/2028 (A)	290	252
Carnival Holdings Bermuda
10.375%, 05/01/2028 (A)	430	461
Carriage Services
4.250%, 05/15/2029 (A)	440	376
CD&R Smokey Buyer
6.750%, 07/15/2025 (A)	441	425
Clarios Global
8.500%, 05/15/2027 (A)	400	399
CSC Holdings
11.250%, 05/15/2028 (A)	980	976
7.500%, 04/01/2028 (A)	930	604
6.500%, 02/01/2029 (A)	420	348
5.750%, 01/15/2030 (A)	643	360
5.250%, 06/01/2024	300	285
4.125%, 12/01/2030 (A)	590	418
Dealer Tire
8.000%, 02/01/2028 (A)	1,734	1,626
Diamond Sports Group
6.625%, 08/15/2027 (A)(C)	500	10
5.375%, 08/15/2026 (A)(C)	330	7
DirecTV Financing
5.875%, 08/15/2027 (A)	2,930	2,591
Expedia Group
4.625%, 08/01/2027	647	617
Foot Locker
4.000%, 10/01/2029 (A)	820	591
Ford Motor
6.100%, 08/19/2032	740	697
3.250%, 02/12/2032	2,391	1,843
Ford Motor Credit
4.950%, 05/28/2027	1,019	957
3.625%, 06/17/2031	900	727

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Foundation Building Materials
6.000%, 03/01/2029 (A)	$1,240	$1,032
Full House Resorts
8.250%, 02/15/2028 (A)	650	569
General Motors
5.950%, 04/01/2049	36	31
4.000%, 04/01/2025	250	242
General Motors Financial
5.650%, 01/17/2029	175	170
Getty Images
9.750%, 03/01/2027 (A)	720	719
GrubHub Holdings
5.500%, 07/01/2027 (A)	300	233
Hilton Grand Vacations Borrower Escrow
5.000%, 06/01/2029 (A)	1,010	876
Hyundai Capital America
6.200%, 09/21/2030 (A)	785	773
KB Home
7.250%, 07/15/2030	545	535
LCM Investments Holdings II
4.875%, 05/01/2029 (A)	1,205	1,024
MajorDrive Holdings IV
6.375%, 06/01/2029 (A)	1,055	868
Marriott Ownership Resorts
4.500%, 06/15/2029 (A)	280	235
Match Group Holdings II
5.000%, 12/15/2027 (A)	190	175
3.625%, 10/01/2031 (A)	385	304
McClatchy
11.000%, 07/15/2027 (A)	402	440
Mclaren Finance
7.500%, 08/01/2026 (A)	940	813
MDC Holdings
6.000%, 01/15/2043	180	151
Melco Resorts Finance
5.375%, 12/04/2029 (A)	420	344
4.875%, 06/06/2025 (A)	200	189
MercadoLibre
3.125%, 01/14/2031	640	504
Metis Merger Sub
6.500%, 05/15/2029 (A)	287	242
Michaels
7.875%, 05/01/2029 (A)	530	346
Mohegan Tribal Gaming Authority
13.250%, 12/15/2027 (A)	960	1,020
NCL
5.875%, 03/15/2026 (A)	820	757
Newell Brands
6.500%, 04/01/2046	536	397
5.200%, 04/01/2026	700	660
PECF USS Intermediate Holding III
8.000%, 11/15/2029 (A)	640	347

SEI Institutional Managed Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Penske Automotive Group
3.750%, 06/15/2029		$848	$714
PM General Purchaser
9.500%, 10/01/2028 (A)		1,260	1,171
QVC
4.850%, 04/01/2024		460	442
4.450%, 02/15/2025		130	114
4.375%, 09/01/2028		320	168
Royal Caribbean Cruises
11.625%, 08/15/2027 (A)		300	326
11.500%, 06/01/2025 (A)		78	82
9.250%, 01/15/2029 (A)		250	264
4.250%, 07/01/2026 (A)		530	486
Sally Holdings
5.625%, 12/01/2025		970	945
Sands China
5.650%, 08/08/2028		240	226
3.500%, 08/08/2031		200	158
3.100%, 03/08/2029		200	165
SeaWorld Parks & Entertainment
5.250%, 08/15/2029 (A)		882	775
Specialty Building Products Holdings
6.375%, 09/30/2026 (A)		1,592	1,489
SRS Distribution
6.125%, 07/01/2029 (A)		1,031	878
StoneMor
8.500%, 05/15/2029 (A)		520	428
TKC Holdings
6.875%, 05/15/2028 (A)		150	133
TopBuild
3.625%, 03/15/2029 (A)		470	400
TUI Cruises GmbH
6.500%, 05/15/2026 (A)	EUR	375	374
Upbound Group
6.375%, 02/15/2029 (A)		$140	124
Viking Cruises
9.125%, 07/15/2031 (A)		480	480
Viking Ocean Cruises Ship VII
5.625%, 02/15/2029 (A)		230	208
VOC Escrow
5.000%, 02/15/2028 (A)		610	555
VZ Secured Financing BV
5.000%, 01/15/2032 (A)		685	538
Wheel Bidco
6.750%, 07/15/2026 (A)	GBP	610	617
Winnebago Industries
6.250%, 07/15/2028 (A)		$670	643
Wynn Macau
4.875%, 10/01/2024 (A)		1,670	1,626
Yum! Brands
4.750%, 01/15/2030 (A)		454	408

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
ZF North America Capital
7.125%, 04/14/2030 (A)		$160	$157
4.750%, 04/29/2025 (A)		400	384

			51,005

Consumer Staples — 1.2%
Altria Group
2.350%, 05/06/2025		425	402
Anheuser-Busch InBev Worldwide
4.750%, 01/23/2029		1,506	1,460
Bellis Acquisition
3.250%, 02/16/2026 (A)	GBP	200	212
Constellation Brands
3.150%, 08/01/2029		$600	526
Darling Ingredients
6.000%, 06/15/2030 (A)		940	890
FAGE International
5.625%, 08/15/2026 (A)		470	455
H-Food Holdings
8.500%, 06/01/2026 (A)		1,090	272
Kraft Heinz Foods
4.375%, 06/01/2046		1,671	1,302
Performance Food Group
5.500%, 10/15/2027 (A)		450	426
Post Holdings
4.625%, 04/15/2030 (A)		429	367
Prosperous Ray
4.625%, 11/12/2023		300	299
US Foods
4.750%, 02/15/2029 (A)		1,171	1,047
4.625%, 06/01/2030 (A)		580	504

			8,162

Energy — 7.2%
Berry Petroleum
7.000%, 02/15/2026 (A)		1,000	958
Blue Racer Midstream
7.625%, 12/15/2025 (A)		570	572
Cheniere Corpus Christi Holdings
5.125%, 06/30/2027		850	826
Chord Energy Corp
6.375%, 06/01/2026 (A)		820	804
Civitas Resources
8.375%, 07/01/2028 (A)		350	356
5.000%, 10/15/2026 (A)		475	446
CNX Midstream Partners
4.750%, 04/15/2030 (A)		430	358
Columbia Pipelines Operating
6.036%, 11/15/2033 (A)		635	620
CQP Holdco
5.500%, 06/15/2031 (A)		1,605	1,423

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Crescent Energy Finance
9.250%, 02/15/2028 (A)	$320	$327
DCP Midstream Operating
6.750%, 09/15/2037 (A)	302	307
Devon Energy
5.850%, 12/15/2025	1,021	1,016
Earthstone Energy Holdings
9.875%, 07/15/2031 (A)	490	533
Ecopetrol
6.875%, 04/29/2030	1,010	922
Energy Transfer
9.654%, TSFR3M + 0.000%(D)(E)	230	215
7.125%, H15T5Y + 5.306%(D)(E)	220	190
EQM Midstream Partners
7.500%, 06/01/2030 (A)	330	331
Global Partners
6.875%, 01/15/2029	545	507
GNL Quintero
4.634%, 07/31/2029	282	270
Hess Midstream Operations
5.500%, 10/15/2030 (A)	325	295
Hilcorp Energy I
6.250%, 04/15/2032 (A)	420	373
Howard Midstream Energy Partners
8.875%, 07/15/2028 (A)	775	782
6.750%, 01/15/2027 (A)	1,415	1,344
KazMunayGas National JSC
4.750%, 04/19/2027 (A)	400	374
Kinetik Holdings
5.875%, 06/15/2030 (A)	775	727
Marathon Petroleum
3.800%, 04/01/2028	325	299
Matador Resources
6.875%, 04/15/2028 (A)	770	756
MEG Energy
7.125%, 02/01/2027 (A)	620	628
5.875%, 02/01/2029 (A)	110	103
MPLX
4.800%, 02/15/2029	250	237
4.000%, 03/15/2028	950	879
Nabors Industries
7.375%, 05/15/2027 (A)	1,920	1,857
Neptune Energy Bondco
6.625%, 05/15/2025 (A)	800	792
Noble Finance II
8.000%, 04/15/2030 (A)	755	765
Northern Oil and Gas
8.125%, 03/01/2028 (A)	600	599
NuStar Logistics
6.375%, 10/01/2030	670	635
Occidental Petroleum
7.950%, 06/15/2039	1,300	1,409

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
6.625%, 09/01/2030	$700	$709
6.450%, 09/15/2036	230	226
4.400%, 08/15/2049	150	103
ONEOK
6.350%, 01/15/2031	325	327
Permian Resources Operating
7.000%, 01/15/2032 (A)	210	207
5.875%, 07/01/2029 (A)	1,050	988
Petrobras Global Finance BV
5.299%, 01/27/2025	290	285
Petroleos de Venezuela
6.000%, 10/28/2022 (C)	8,860	377
6.000%, 05/16/2024 (C)	3,790	199
6.000%, 11/15/2026 (C)	1,110	58
5.500%, 04/12/2037 (C)	130	7
5.375%, 04/12/2027 (C)	2,570	135
Petroleos Mexicanos
7.690%, 01/23/2050	406	261
6.950%, 01/28/2060	207	123
6.500%, 03/13/2027	328	289
6.490%, 01/23/2027	73	65
5.350%, 02/12/2028	180	146
4.500%, 01/23/2026	40	36
Petroleos Mexicanos MTN
6.750%, 09/21/2047	16	9
Phillips 66
3.900%, 03/15/2028	525	491
Plains All American Pipeline
9.736%, TSFR3M + 4.372%(D)(E)	560	529
3.600%, 11/01/2024	175	170
QazaqGaz NC JSC
4.375%, 09/26/2027 (A)	300	276
Range Resources
8.250%, 01/15/2029	930	953
4.750%, 02/15/2030 (A)	30	27
Rockies Express Pipeline
7.500%, 07/15/2038 (A)	310	293
Sabine Pass Liquefaction
5.625%, 03/01/2025	800	795
Shelf Drilling Holdings
9.625%, 04/15/2029 (A)	450	445
Sitio Royalties Operating Partnership
7.875%, 11/01/2028 (A)	585	586
Southwestern Energy
8.375%, 09/15/2028	790	816
4.750%, 02/01/2032	1,410	1,210
Summit Midstream Holdings
9.000%, 10/15/2026 (A)(F)	1,454	1,396
5.750%, 04/15/2025	925	865
Tallgrass Energy Partners
6.000%, 12/31/2030 (A)	230	203

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
TechnipFMC
6.500%, 02/01/2026 (A)	$1,050	$1,031
Teck Resources
3.900%, 07/15/2030	250	217
Total Capital International
2.829%, 01/10/2030	1,350	1,171
Transocean
11.500%, 01/30/2027 (A)	1,490	1,563
8.750%, 02/15/2030 (A)	95	97
Transocean Poseidon
6.875%, 02/01/2027 (A)	353	347
Transocean Titan Financing
8.375%, 02/01/2028 (A)	230	234
USA Compression Partners
6.875%, 04/01/2026	1,175	1,151
Venture Global Calcasieu Pass
6.250%, 01/15/2030 (A)	860	820
Venture Global LNG
8.375%, 06/01/2031 (A)	400	393
8.125%, 06/01/2028 (A)	1,065	1,055
Western Midstream Operating
5.450%, 04/01/2044	1,100	887
5.300%, 03/01/2048	530	413
YPF
8.500%, 07/28/2025 (A)	700	625
6.950%, 07/21/2027 (A)	380	305

		47,749

Financials — 11.9%
Accelerate360 Holdings
8.000%, 03/01/2028 (A)	1,154	1,194
Acrisure
6.000%, 08/01/2029 (A)	915	769
4.250%, 02/15/2029 (A)	975	819
AG Issuer
6.250%, 03/01/2028 (A)	1,116	1,042
AG TTMT Escrow Issuer
8.625%, 09/30/2027 (A)	130	131
AIA Group
3.900%, 04/06/2028 (A)	475	446
Alliant Holdings Intermediate
6.750%, 10/15/2027 (A)	760	707
Ally Financial
4.700%, H15T7Y + 3.481%(D)(E)	1,325	830
American International Group
3.900%, 04/01/2026	163	156
3.400%, 06/30/2030	225	193
Aspen Insurance Holdings
4.650%, 11/15/2023	40	40
Aviation Capital Group
1.950%, 01/30/2026 (A)	350	315

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Avolon Holdings Funding
5.125%, 10/01/2023 (A)		$140	$140
4.250%, 04/15/2026 (A)		100	94
2.875%, 02/15/2025 (A)		1,250	1,180
B3 - Brasil Bolsa Balcao
4.125%, 09/20/2031 (A)		500	414
Banco do Brasil
9.000%, H15T10Y + 6.362%(D)(E)		200	201
6.250%, H15T10Y + 4.398%(D)(E)		1,920	1,774
Banco Mercantil del Norte
7.500%, H15T10Y + 5.470%(A)(D)(E)		970	864
6.750%, H15T5Y + 4.967%(A)(D)(E)		420	406
5.875%, H15T5Y + 4.643%(A)(D)(E)		1,340	1,142
Banco Santander
6.921%, 08/08/2033		600	574
4.250%, 04/11/2027		400	373
3.306%, 06/27/2029		400	347
2.749%, 12/03/2030		200	149
2.746%, 05/28/2025		600	565
Bank of America
6.250%, TSFR3M + 3.967%(D)(E)		150	148
5.202%, SOFRRATE + 1.630%, 04/25/2029 (D)		1,065	1,026
3.419%, TSFR3M + 1.302%, 12/20/2028 (D)		2,115	1,897
Bank of America MTN
5.015%, SOFRRATE + 2.160%, 07/22/2033 (D)		565	520
4.200%, 08/26/2024		225	221
3.824%, TSFR3M + 1.837%, 01/20/2028 (D)		1,525	1,416
Bank of New York Mellon MTN
4.596%, SOFRRATE + 1.755%, 07/26/2030 (D)		75	70
Banque Ouest Africaine de Developpement
2.750%, 01/22/2033 (A)	EUR	1,870	1,406
Barclays
8.000%, H15T5Y + 5.672%(D)(E)		$970	954
7.125%, GUKG5 + 6.579%(D)(E)	GBP	700	795
2.852%, SOFRRATE + 2.714%, 05/07/2026 (D)		$725	684
BBVA Bancomer
5.125%, H15T5Y + 2.650%, 01/18/2033 (A)(D)		410	353
BNP Paribas
7.750%, H15T5Y + 4.899%(A)(D)(E)		270	256
3.375%, 01/09/2025 (A)		1,000	965
BPCE
4.625%, 09/12/2028 (A)		500	466
2.277%, SOFRRATE + 1.312%, 01/20/2032 (A)(D)		375	280
BroadStreet Partners
5.875%, 04/15/2029 (A)		1,195	1,054

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Burford Capital Global Finance
9.250%, 07/01/2031 (A)		$370	$375
6.250%, 04/15/2028 (A)		380	352
Citigroup
6.300%, TSFR3M + 3.685%(D)(E)		1,250	1,215
4.910%, SOFRRATE + 2.086%, 05/24/2033 (D)		575	523
4.125%, 07/25/2028		1,450	1,319
4.000%, H15T5Y + 3.597%(D)(E)		450	394
Comerica Bank
2.500%, 07/23/2024		1,480	1,417
Cooperatieve Rabobank UA
4.625%, EUSA5 + 4.098%(D)(E)	EUR	1,400	1,356
Credit Agricole
8.125%, USSW5 + 6.185%(A)(D)(E)		$710	705
Credit Suisse NY
7.950%, 01/09/2025		250	255
4.750%, 08/09/2024		260	256
Deutsche Bank
6.000%, H15T5Y + 4.524%(D)(E)		400	312
DP World MTN
5.625%, 09/25/2048		200	177
First Horizon National
4.000%, 05/26/2025		625	590
FirstCash
5.625%, 01/01/2030 (A)		340	306
Freedom Mortgage
6.625%, 01/15/2027 (A)		1,015	892
Global Aircraft Leasing
6.500%cash/0% PIK, 09/15/2024 (A)		2,879	2,742
Global Payments
2.650%, 02/15/2025		400	381
GTCR W-2 Merger Sub
7.500%, 01/15/2031 (A)		690	691
Highlands Holdings Bond Issuer
7.625%, 10/15/2025 (A)		1,150	1,124
HSBC Holdings
4.950%, 03/31/2030		226	211
3.803%, TSFR3M + 1.473%, 03/11/2025 (D)		700	691
1.645%, SOFRRATE + 1.538%, 04/18/2026 (D)		1,000	930
Intercontinental Exchange
2.100%, 06/15/2030		800	643
Intesa Sanpaolo MTN
5.710%, 01/15/2026 (A)		1,080	1,031
Itau Unibanco Holding
4.625%, H15T5Y + 3.222%(A)(D)(E)		1,120	920
Jane Street Group
4.500%, 11/15/2029 (A)		160	137

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
JPMorgan Chase
4.912%, SOFRRATE + 2.080%, 07/25/2033 (D)		$570	$524
4.323%, SOFRRATE + 1.560%, 04/26/2028 (D)		2,000	1,898
4.125%, 12/15/2026		333	317
2.956%, TSFR3M + 2.515%, 05/13/2031 (D)		250	205
Ladder Capital Finance Holdings LLLP
4.750%, 06/15/2029 (A)		270	218
4.250%, 02/01/2027 (A)		70	61
Lloyds Banking Group
4.947%(D)(E)	EUR	290	285
LPL Holdings
4.000%, 03/15/2029 (A)		$500	436
M&T Bank
5.053%, SOFRRATE + 1.850%, 01/27/2034 (D)		525	454
Macquarie Airfinance Holdings
8.125%, 03/30/2029 (A)		505	506
Midcap Financial Issuer Trust
6.500%, 05/01/2028 (A)		1,232	1,063
Morgan Stanley
4.210%, SOFRRATE + 1.610%, 04/20/2028 (D)		1,950	1,833
Morgan Stanley MTN
5.164%, SOFRRATE + 1.590%, 04/20/2029 (D)		875	842
4.889%, SOFRRATE + 2.076%, 07/20/2033 (D)		565	513
3.950%, 04/23/2027		1,100	1,022
1.794%, SOFRRATE + 1.034%, 02/13/2032 (D)		625	463
National Bank of Uzbekistan
4.850%, 10/21/2025		200	187
Nationstar Mortgage Holdings
5.500%, 08/15/2028 (A)		615	542
Nationwide Building Society
3.960%, TSFR3M + 0.000%, 07/18/2030 (A)(D)		450	396
NatWest Group
4.500%, GUKG5 + 3.992%(D)(E)	GBP	1,160	1,066
3.754%, H15T5Y + 2.100%, 11/01/2029 (D)		$225	214
Navient
9.375%, 07/25/2030		595	587
5.500%, 03/15/2029		824	692
5.000%, 03/15/2027		745	670
NFP
6.875%, 08/15/2028 (A)		893	765
NMI Holdings
7.375%, 06/01/2025 (A)		410	408

SEI Institutional Managed Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Oxford Finance
6.375%, 02/01/2027 (A)		$465	$431
Paysafe Finance
4.000%, 06/15/2029 (A)		400	336
PNC Financial Services Group
6.200%, H15T5Y + 3.238%(D)(E)		1,350	1,241
Popular
7.250%, 03/13/2028		890	887
Raymond James Financial
4.650%, 04/01/2030		400	377
Rocket Mortgage
3.625%, 03/01/2029 (A)		1,640	1,356
Saga
5.500%, 07/15/2026	GBP	610	588
StoneX Group
8.625%, 06/15/2025 (A)		$520	524
Toronto-Dominion Bank
8.125%, H15T5Y + 4.075%, 10/31/2082 (D)		200	199
Turkiye Vakiflar Bankasi TAO
6.500%, 01/08/2026 (A)		680	655
UBS Group
7.000%, USSW5 + 4.344%(A)(D)(E)		410	404
4.550%, 04/17/2026		802	770
3.869%, TSFR3M + 0.000%, 01/12/2029 (A)(D)		600	544
2.746%, H15T1Y + 1.100%, 02/11/2033 (A)(D)		340	257
UniCredit MTN
7.296%, USISDA05 + 4.914%, 04/02/2034 (A)(D)		260	245
5.459%, H15T5Y + 4.750%, 06/30/2035 (A)(D)		440	369
United Wholesale Mortgage
5.500%, 04/15/2029 (A)		641	542
VistaJet Malta Finance
6.375%, 02/01/2030 (A)		1,190	919
Wells Fargo
7.625%, H15T5Y + 3.606%(D)(E)		540	544
5.875%, TSFR3M + 0.000%(D)(E)		525	515
Wells Fargo MTN
4.897%, SOFRRATE + 2.100%, 07/25/2033 (D)		1,235	1,118
4.100%, 06/03/2026		1,575	1,496
Yapi ve Kredi Bankasi MTN
13.875%, USSW5 + 11.245%(D)(E)		480	488

			78,293

Health Care — 4.3%
AbbVie
3.200%, 11/21/2029		1,375	1,213

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
AdaptHealth
6.125%, 08/01/2028 (A)		$670	$578
5.125%, 03/01/2030 (A)		370	287
4.625%, 08/01/2029 (A)		605	464
Akumin
7.000%, 11/01/2025 (A)		310	232
Akumin Escrow
7.500%, 08/01/2028 (A)		490	325
Amgen
5.250%, 03/02/2030		850	831
5.250%, 03/02/2033		900	860
APX Group
5.750%, 07/15/2029 (A)		1,216	1,025
AthenaHealth Group
6.500%, 02/15/2030 (A)		2,020	1,690
Bausch & Lomb Escrow
8.375%, 10/01/2028 (A)		450	451
Bausch Health
14.000%, 10/15/2030 (A)		18	11
7.000%, 01/15/2028 (A)		130	56
6.125%, 02/01/2027 (A)		280	174
5.500%, 11/01/2025 (A)		310	275
5.000%, 01/30/2028 (A)		60	24
5.000%, 02/15/2029 (A)		390	148
Bayer US Finance II
4.375%, 12/15/2028 (A)		300	279
4.250%, 12/15/2025 (A)		500	481
Becton Dickinson
3.700%, 06/06/2027		690	647
2.823%, 05/20/2030		625	526
CAB SELAS
3.375%, 02/01/2028 (A)	EUR	475	419
Chrome Holdco SAS
5.000%, 05/31/2029 (A)		375	300
CHS
8.000%, 03/15/2026 (A)		$490	467
6.125%, 04/01/2030 (A)		1,270	646
4.750%, 02/15/2031 (A)		500	354
Cidron Aida Finco S.A.R.L.
6.250%, 04/01/2028 (A)	GBP	440	473
CVS Health
4.300%, 03/25/2028		$950	899
3.750%, 04/01/2030		590	522
DaVita
3.750%, 02/15/2031 (A)		1,079	820
DH Europe Finance II S.A.R.L.
2.600%, 11/15/2029		175	150
Laboratoire Eimer Selas
5.000%, 02/01/2029 (A)	EUR	225	186
LifePoint Health
11.000%, 10/15/2030 (A)		$520	520
9.875%, 08/15/2030 (A)		360	349

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
5.375%, 01/15/2029 (A)		$1,185	$827
Medline Borrower
5.250%, 10/01/2029 (A)		1,650	1,426
3.875%, 04/01/2029 (A)		1,160	981
Option Care Health
4.375%, 10/31/2029 (A)		690	596
Prime Security Services Borrower
6.250%, 01/15/2028 (A)		330	306
Radiology Partners
9.250%, 02/01/2028 (A)		365	144
Stryker
1.950%, 06/15/2030		825	661
Tenet Healthcare
6.125%, 06/15/2030		446	418
Teva Pharmaceutical Finance LLC
6.150%, 02/01/2036		1,140	1,011
Teva Pharmaceutical Finance Netherlands III BV
8.125%, 09/15/2031		550	569
4.750%, 05/09/2027		200	183
UnitedHealth Group
5.350%, 02/15/2033		1,525	1,508
5.300%, 02/15/2030		1,800	1,789
US Renal Care
10.625%, 06/28/2028 (A)		151	100
Verisure Holding
3.250%, 02/15/2027 (A)	EUR	475	451
Zoetis
2.000%, 05/15/2030		$1,100	881

			28,533

Industrials — 8.5%
AerCap Ireland Capital DAC
6.500%, 07/15/2025		285	285
4.875%, 01/16/2024		400	399
Aeropuerto Internacional de Tocumen
5.125%, 08/11/2061 (A)		520	377
4.000%, 08/11/2041 (A)		640	498
Aeropuertos Dominicanos Siglo XXI
6.750%, 03/30/2029 (A)		350	340
Air Canada
3.875%, 08/15/2026 (A)		750	681
Air Lease
3.250%, 03/01/2025		850	814
Air Lease MTN
3.750%, 06/01/2026		600	566
Allegiant Travel
7.250%, 08/15/2027 (A)		295	278
Allied Universal Holdco
9.750%, 07/15/2027		649	580
6.625%, 07/15/2026 (A)		590	559

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Allison Transmission
4.750%, 10/01/2027 (A)	$210	$194
American Airlines
7.250%, 02/15/2028 (A)	440	421
5.750%, 04/20/2029 (A)	991	922
5.500%, 04/20/2026 (A)	653	637
American Airlines Pass-Through Trust
4.950%, 02/15/2025	302	292
American News
8.500%cash/0% PIK, 09/01/2026 (A)	1,022	1,152
APi Group DE
4.750%, 10/15/2029 (A)	143	125
4.125%, 07/15/2029 (A)	1,286	1,081
Arcosa
4.375%, 04/15/2029 (A)	500	436
BCPE Empire Holdings
7.625%, 05/01/2027 (A)	990	940
Boeing
5.805%, 05/01/2050	350	317
5.150%, 05/01/2030	150	143
3.450%, 11/01/2028	375	338
3.250%, 03/01/2028	425	382
Bombardier
7.875%, 04/15/2027 (A)	760	742
Builders FirstSource
4.250%, 02/01/2032 (A)	310	254
Cargo Aircraft Management
4.750%, 02/01/2028 (A)	320	286
Carriage Purchaser
7.875%, 10/15/2029 (A)	220	167
Carrier Global
2.493%, 02/15/2027	1,100	991
2.242%, 02/15/2025	1,000	950
Chart Industries
7.500%, 01/01/2030 (A)	300	302
CoreCivic
8.250%, 04/15/2026	350	355
Cornerstone Building Brands
6.125%, 01/15/2029 (A)	567	430
CP Atlas Buyer
7.000%, 12/01/2028 (A)	955	749
DP World MTN
5.625%, 09/25/2048 (A)	250	221
Garda World Security
7.750%, 02/15/2028 (A)	255	250
GEO Group
10.500%, 06/30/2028	742	744
GFL Environmental
5.125%, 12/15/2026 (A)	200	190
4.750%, 06/15/2029 (A)	760	676
4.000%, 08/01/2028 (A)	1,188	1,038

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Global Infrastructure Solutions
7.500%, 04/15/2032 (A)	$455	$389
5.625%, 06/01/2029 (A)	1,271	1,048
GYP Holdings III
4.625%, 05/01/2029 (A)	470	405
H&E Equipment Services
3.875%, 12/15/2028 (A)	450	384
Hillenbrand
3.750%, 03/01/2031	589	471
Husky III Holding
13.000%cash/0% PIK, 02/15/2025 (A)	600	594
Icahn Enterprises
4.750%, 09/15/2024	1,011	974
IHS Holding
6.250%, 11/29/2028 (A)	350	265
5.625%, 11/29/2026 (A)	440	362
Johnson Controls International
4.900%, 12/01/2032	150	143
Legends Hospitality Holding
5.000%, 02/01/2026 (A)	510	500
Madison IAQ
5.875%, 06/30/2029 (A)	189	152
4.125%, 06/30/2028 (A)	179	155
Mexico City Airport Trust
5.500%, 10/31/2046	400	305
5.500%, 07/31/2047	892	678
4.250%, 10/31/2026 (A)	210	197
3.875%, 04/30/2028 (A)	1,190	1,076
MHP Lux
6.950%, 04/03/2026	1,870	1,263
MV24 Capital BV
6.748%, 06/01/2034	2,261	1,995
Northrop Grumman
3.250%, 01/15/2028	1,950	1,788
Otis Worldwide
2.565%, 02/15/2030	1,425	1,181
Park-Ohio Industries
6.625%, 04/15/2027	740	642
Rand Parent
8.500%, 02/15/2030 (A)	835	772
Regal Rexnord
6.300%, 02/15/2030 (A)	575	555
RR Donnelley & Sons
9.750%, 07/31/2028 (A)	230	230
Spirit AeroSystems
9.375%, 11/30/2029 (A)	340	346
4.600%, 06/15/2028	1,777	1,385
Spirit Loyalty Cayman
8.000%, 09/20/2025 (A)	823	822
Standard Industries
4.375%, 07/15/2030 (A)	645	534

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Stanley Black & Decker
4.250%, 11/15/2028	$650	$606
Swire Pacific Financing MTN
4.500%, 10/09/2023	200	200
Titan Acquisition
7.750%, 04/15/2026 (A)	1,465	1,436
Titan International
7.000%, 04/30/2028	1,520	1,421
TK Elevator Holdco GmbH
7.625%, 07/15/2028 (A)	1,546	1,407
TransDigm
6.750%, 08/15/2028 (A)	390	384
6.250%, 03/15/2026 (A)	610	599
5.500%, 11/15/2027	960	899
4.875%, 05/01/2029	359	316
4.625%, 01/15/2029	135	118
Triumph Group
9.000%, 03/15/2028 (A)	1,615	1,597
7.750%, 08/15/2025	1,161	1,103
Tutor Perini
6.875%, 05/01/2025 (A)	1,120	1,024
United Airlines
4.625%, 04/15/2029 (A)	330	284
United Rentals North America
5.250%, 01/15/2030	530	490
4.875%, 01/15/2028	300	280
Vertiv Group
4.125%, 11/15/2028 (A)	810	712
VistaJet Malta Finance
9.500%, 06/01/2028 (A)	240	211
7.875%, 05/01/2027 (A)	990	852
VT Topco
8.500%, 08/15/2030 (A)	645	639
XPO Escrow Sub
7.500%, 11/15/2027 (A)	660	667

		55,958

Information Technology — 2.7%
Arches Buyer
6.125%, 12/01/2028 (A)	364	296
Broadcom
3.500%, 02/15/2041 (A)	525	365
3.469%, 04/15/2034 (A)	175	137
3.419%, 04/15/2033 (A)	1,150	920
3.187%, 11/15/2036 (A)	53	38
Castle US Holding
9.500%, 02/15/2028 (A)	1,334	715
Central Parent
7.250%, 06/15/2029 (A)	800	776
Clarivate Science Holdings
4.875%, 07/01/2029 (A)	936	798

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
CommScope
6.000%, 03/01/2026 (A)		$210	$196
4.750%, 09/01/2029 (A)		460	338
Dell International
6.020%, 06/15/2026		1,525	1,531
5.300%, 10/01/2029		75	73
Elastic
4.125%, 07/15/2029 (A)		695	592
Gen Digital
7.125%, 09/30/2030 (A)		660	650
Hewlett Packard Enterprise
4.900%, 10/15/2025		1,865	1,831
Imola Merger
4.750%, 05/15/2029 (A)		1,054	924
Lam Research
1.900%, 06/15/2030		300	241
MEGlobal Canada ULC MTN
5.875%, 05/18/2030 (A)		460	455
NCR
5.125%, 04/15/2029 (A)		380	335
NXP BV
3.400%, 05/01/2030		225	192
Open Text Holdings
4.125%, 02/15/2030 (A)		3	3
Oracle
6.250%, 11/09/2032		2,175	2,202
2.950%, 04/01/2030		98	83
2.875%, 03/25/2031		550	449
Presidio Holdings
8.250%, 02/01/2028 (A)		110	105
Prosus
3.680%, 01/21/2030 (A)		250	202
Prosus MTN
4.027%, 08/03/2050 (A)		560	320
3.061%, 07/13/2031 (A)		300	223
SNF Group
3.375%, 03/15/2030 (A)		310	250
Sprint Capital
8.750%, 03/15/2032		510	590
TeamSystem
3.500%, 02/15/2028 (A)	EUR	550	499
United Group BV
4.625%, 08/15/2028 (A)		450	405
Vericast
12.500%, 12/15/2027 (A)		$180	204
11.000%, 09/15/2026 (A)		240	251
Virtusa
7.125%, 12/15/2028 (A)		275	222

			17,411

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Materials — 2.0%
Anglo American Capital
5.625%, 04/01/2030 (A)	$500	$483
AngloGold Ashanti Holdings
3.750%, 10/01/2030	930	749
Ardagh Metal Packaging Finance USA
6.000%, 06/15/2027 (A)	210	202
4.000%, 09/01/2029 (A)	360	281
ASP Unifrax Holdings
5.250%, 09/30/2028 (A)	275	196
Avient
7.125%, 08/01/2030 (A)	500	491
Axalta Coating Systems
3.375%, 02/15/2029 (A)	942	784
Berry Global
1.570%, 01/15/2026	325	294
Braskem Netherlands Finance BV
4.500%, 01/10/2028 (A)	270	239
Chemours
4.625%, 11/15/2029 (A)	645	519
Cleveland-Cliffs
4.875%, 03/01/2031 (A)	715	609
First Quantum Minerals
8.625%, 06/01/2031 (A)	840	836
6.875%, 10/15/2027 (A)	800	767
Freeport-McMoRan
5.450%, 03/15/2043	420	358
Huntsman International
4.500%, 05/01/2029	375	339
Ingevity
3.875%, 11/01/2028 (A)	735	606
Newcrest Finance Pty
3.250%, 05/13/2030 (A)	150	128
OCP
3.750%, 06/23/2031 (A)	200	158
Owens-Brockway Glass Container
6.625%, 05/13/2027 (A)	200	195
Rayonier AM Products
7.625%, 01/15/2026 (A)	125	106
Sasol Financing USA
5.500%, 03/18/2031	440	345
4.375%, 09/18/2026	1,360	1,205
Scotts Miracle-Gro
4.000%, 04/01/2031	826	631
Sealed Air
6.875%, 07/15/2033 (A)	411	399
6.125%, 02/01/2028 (A)	200	194
Smyrna Ready Mix Concrete
6.000%, 11/01/2028 (A)	710	656
Suzano Austria GmbH
3.125%, 01/15/2032	590	453

SEI Institutional Managed Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Syngenta Finance MTN
1.250%, 09/10/2027	EUR	200	$189
Vale Overseas
6.250%, 08/10/2026		$380	386
WR Grace Holdings
5.625%, 08/15/2029 (A)		670	542

			13,340

Real Estate — 0.8%
Agree
2.900%, 10/01/2030		175	141
Alexandria Real Estate Equities
3.375%, 08/15/2031		375	314
CoStar Group
2.800%, 07/15/2030 (A)		625	504
Cushman & Wakefield US Borrower
8.875%, 09/01/2031 (A)		300	290
Essex Portfolio
3.000%, 01/15/2030		400	332
Five Point Operating
7.875%, 11/15/2025 (A)		260	245
Prologis
1.750%, 07/01/2030		300	233
Realty Income
4.875%, 06/01/2026		1,000	981
2.850%, 12/15/2032		375	293
Service Properties Trust
5.500%, 12/15/2027		500	427
Spirit Realty
3.200%, 01/15/2027		600	544
WP Carey
4.250%, 10/01/2026		700	668

			4,972

Utilities — 1.0%
Alliant Energy Finance
4.250%, 06/15/2028 (A)		125	117
American Electric Power
2.300%, 03/01/2030		300	241
Berkshire Hathaway Energy
4.250%, 10/15/2050		175	130
Eskom Holdings SOC MTN
6.350%, 08/10/2028		500	454
NiSource
3.600%, 05/01/2030		50	44
Pike
5.500%, 09/01/2028 (A)		983	860
Sempra
3.400%, 02/01/2028		1,075	978
Southern California Edison
4.200%, 03/01/2029		450	419

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Sunnova Energy
11.750%, 10/01/2028 (A)	$360	$347
5.875%, 09/01/2026 (A)	560	480
TransAlta
7.750%, 11/15/2029	270	273
6.500%, 03/15/2040	980	919
Vistra Operations
3.550%, 07/15/2024 (A)	1,200	1,170

		6,432

Total Corporate Obligations
(Cost $386,632) ($ Thousands)		340,290

LOAN PARTICIPATIONS — 11.5%
1011778 B.C., Term Loan
7.566%, 09/23/2030 (D)	420	418
19th Holdings Golf LLC, Initial Term Loan, 1st Lien
8.677%, CME Term SOFR + 3.000%, 02/07/2029 (B)(D)	909	883
Acrisure, LLC, 1st Lien
11.121%, 02/15/2027	586	587
Acrisure, LLC, 2020 Term Loan, 1st Lien
8.931%, Syn LIBOR + 3.500%, 02/15/2027 (D)	357	352
ADS Tactical Inc, Term Loan, 1st Lien
11.181%, 03/19/2026 (D)	955	935
Adtalem Global, Term Loan, 1st Lien
9.431%, 08/12/2028	101	101
Agiliti Health, Term Loan, 1st Lien
8.247%, 05/01/2030	430	428
Allen Media LLC, Initial Term Loan, 1st Lien
11.040%, 02/10/2027 (D)	956	848
Allied Universal Holdco LLC (f/k/a USAGM Holdco, LLC), Initial U.S. Dollar Term Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 05/12/2028 (D)(G)	665	642
Alterra Moutain Company, Series B-2 Term Loan, 1st Lien
8.931%, 08/17/2028 (D)	523	521
Amentum Goverment Services Holdings LLC, Term Loan, 1st Lien
9.331%, 02/15/2029 (D)	960	945
Amentum Government Services Holdings LLC, Initial Term Loan, 1st Lien
9.431%, CME Term SOFR + 3.500%, 01/29/2027 (D)	354	351

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Amentum Government Services Holdings LLC, Tranche 1 Term Loan, 1st Lien
9.431%, CME Term SOFR + 3.500%, 01/29/2027 (D)	$178	$176
Apollo Commercial Real Estate Finance, Inc., Term B-1 Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 03/11/2028 (B)(D)	319	304
Apollo Commercial Real Estate Finance, Inc., Term Loan, 1st Lien
8.181%, 05/15/2026 (D)	19	19
Arcis Golf LLC, Initial Term Loan, 1st Lien
9.681%, 11/24/2028	690	689
Assured Partners, Term Loan
9.566%, 02/12/2027 (G)	380	380
Asurion, LLC, New B-4 Term Loan, 2nd Lien
10.681%, 01/20/2029 (D)	950	840
Asurion, LLC, New B-9 Term Loan, 1st Lien
8.681%, CME Term SOFR + 0.000%, 07/31/2027 (D)	497	480
Athena Helath Group, Initial Term Loan
8.568%, 02/15/2029 (D)	79	78
Autokiniton, Term Loan B, 1st Lien
9.931%, 04/06/2028 (D)	215	210
Barnes Group, Initial Term Loan
8.416%, 09/03/2030	690	690
Brown Group Holdings, LLC, Initial Term Loan, 1st Lien
8.166%, CME Term SOFR + 2.750%, 06/07/2028 (D)	974	964
Brown Group Holdings, LLC, Term Loan B-2
9.173%, 07/02/2029	23	23
9.119%, 07/02/2029 (D)	48	47
Caesars Entertainment, Term Loan, 1st Lien
8.666%, 02/06/2030 (D)	219	219
Cardinal Parent, Inc., Initial Term Loan, 1st Lien
10.040%, CME Term SOFR + 4.500%, 11/12/2027 (D)	997	886
Carnival Corporation, Intial Term Loan
8.327%, 08/08/2027	209	209
Chariot Buyer LLC, Initial Term Loan, 1st Lien
8.666%, 11/03/2028 (D)	565	556
Cinemark USA, Term Loan
9.140%, 05/24/2030	502	501
9.066%, 05/24/2030	1,149	1,147
Citaldel Securities LP
7.931%, 07/29/2030	630	628
Clarios Global, Term Loan, 1st Lien
9.066%, 05/06/2030 (D)	420	419

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Clark Equipment Company, Term Loan B, 1st Lien
7.990%, 04/20/2029 (D)	$87	$87
Copeland, Term Loan, 1st Lien
8.316%, 05/31/2030	340	339
CPP, Term Loan, 2nd Lien
13.269%, 04/30/2026	370	309
CTC Holdings/Chicago Trading Company, Term Loan, 1st Lien
10.344%, 02/20/2029 (D)	482	473
DCert Buyer, Inc., First Amendment Refinancing Loan, 2nd Lien
12.316%, CME Term SOFR + 7.000%, 02/19/2029 (D)	2,190	2,040
DCert Buyer, Inc., Initial Term Loan, 1st Lien
9.316%, CME Term SOFR + 4.000%, 10/16/2026 (D)	865	858
Deerfield Dakota Holding, Llc 4/7/2028 2021 Replacement Term Loan, 2nd Lien
12.402%, 04/07/2028 (D)	300	282
Deerfield Dakota Holding, LLC, Initial Dollar Term Loan, 1st Lien
9.140%, CME Term SOFR + 3.750%, 04/09/2027 (D)	242	236
DIRECTV Financing, LLC, Closing Date Term Loan, 1st Lien
10.431%, CME Term SOFR + 5.000%, 08/02/2027 (D)	779	760
Dominion Diamond, 1st Lien
10.000%, 06/30/2026 (B)	814	814
Donnelley Financial, Term Loan, 1st Lien
12.666%, 03/17/2028	655	653
Empire Today, Term Loan, 1st Lien
10.439%, 04/03/2028 (D)	150	122
Energize Holdco LLC, Initial Term Loan, 1st Lien
9.181%, 12/08/2028 (D)	788	777
Energize Holdco LLC, Initial Term Loan, 2nd Lien
12.181%, 12/07/2029	425	397
Engineered Machinery Holdings, Inc., Incremental Amendment No. 4 Term Loan, 1st Lien
7.722%, EURIBOR + 3.750%, 05/19/2028 (D)	319	335
Engineered Machinery Holdings, Inc., Incremental Amendment No. 5 Term Loan, 1st Lien
9.152%, 05/19/2028	711	706
Entercom Media Corp., Term B-2 Loan, 1st Lien
8.131%, CME Term SOFR + 2.500%, 11/18/2024 (D)	1,140	484

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Equinox Holdings Inc., Incremental Term B-2 Loan, 1st Lien
14.731%, 03/08/2024 (D)	$242	$234
EyeCare Partners, LLC, Term Loan, 1st Lien
9.181%, CME Term SOFR + 3.750%, 02/18/2027 (D)	744	519
EyeCare Partners, Term Loan, 1st Lien
9.181%, 11/15/2028	453	311
EyeCare Partners, Term Loan, 2nd Lien
12.181%, 11/15/2029	430	224
Fanatics Commercial, Term Loan, 1st Lien
8.828%, 11/24/2028	707	705
First Brand Group, Term Loan, 2nd Lien
14.381%, 03/30/2028	1,410	1,323
First Brands Group, LLC, 2021 Term Loan, 1st Lien
10.881%, CME Term SOFR + 5.000%, 03/30/2027 (D)	538	530
First Brands Group, LLC, Term Loan, 1st Lien
10.881%, 03/30/2027	542	534
Focus Financial, Term Loan, 1st Lien
8.566%, 06/30/2028	565	563
7.816%, 06/30/2028	528	526
Froneri International Limited, Facility B1, 1st Lien
6.097%, Euribor + 2.375%, 01/29/2027 (D)	330	343
Gainwell Acquisition Corp., Term B Loan, 1st Lien
9.490%, CME Term SOFR + 4.000%, 10/01/2027 (D)	1,945	1,895
Garda Security, Term Loan, 1st Lien
9.646%, 02/01/2029	475	473
Garda World Security Corp
9.746%, CME Term SOFR + 4.250%, 10/30/2026 (D)	679	677
Garret Motion S.A.R.L., Term Loan, 1st Lien
10.131%, 04/30/2028	286	286
9.869%, 04/30/2028	429	428
GEO Group, Term Loan, 1st Lien
12.441%, 03/23/2027	403	410
Getty Images, Inc., Initial Dollar Term Loan, 1st Lien
9.990%, CME Term SOFR + 4.500%, 02/19/2026 (D)	354	354
Global Medical Response, Inc., 2021 Refinancing Term Loan, 1st Lien
9.780%, CME Term SOFR + 4.250%, 10/02/2025 (D)	660	458
Global Tel*Link Corporation, Term Loan, 1st Lien
9.769%, CME Term SOFR + 0.040%, 11/29/2025 (D)	415	402

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Great Outdoors Group, LLC, Term B-2 Loan, 1st Lien
9.181%, 03/06/2028 (D)	$787	$784
Greystone Select, Term Loan, 1st Lien
10.582%, 06/16/2028 (D)	281	277
Grinding Media, Inc., Term Loan B, 1st Lien
9.530%, 10/12/2028 (D)	931	922
GTCR W Merger Sub LLC
0.000%, 09/20/2030 (G)(H)	320	320
Harbor Freight Tools USA, Inc
8.181%, 10/19/2027	878	870
Hayward Industries, 1st Lien
8.666%, 05/30/2028	267	265
Hudson River Trading, LLC, Term Loan, 1st Lien
8.631%, CME Term SOFR + 3.000%, 03/20/2028 (D)	1,015	1,008
Hunter Douglas, Term Loan
8.891%, 02/26/2029	233	227
Hunter Douglas, Term Loan, 1st Lien
8.891%, 02/26/2029 (D)	636	618
Hyperion Insurance, Term Loan, 1st Lien
9.316%, 04/18/2030	119	119
Icebox Holdco III, Inc., Initial Term Loan, 1st Lien
9.402%, 12/22/2028	766	760
Icebox Holdco III, Inc., Initial Term Loan, 2nd Lien
12.402%, 12/21/2029	225	202
Intelsat Jackson Holdings S.A., Term B Loan, 1st Lien
9.772%, CME Term SOFR + 4.250%, 02/01/2029 (D)	976	973
Jane Street Group, LLC, Dollar Term Loan, 1st Lien
8.181%, CME Term SOFR + 2.750%, 01/26/2028 (D)	1,019	1,015
Jazz Pharmaceuticals Public Limited Company, Initial Dollar Term Loan, 1st Lien
8.931%, CME Term SOFR + 3.500%, 05/05/2028 (D)	705	704
Jump Financial, LLC, Term Loan, 1st Lien
10.152%, CME Term SOFR + 4.500%, 08/07/2028 (D)	1,872	1,774
Knight Health Holdings, Term Loan, 1st Lien
10.681%, 12/23/2028	639	149
LABL, Inc., Initial Dollar Term Loan, 1st Lien
10.416%, CME Term SOFR + 5.000%, 10/29/2028 (D)	639	636
Learfield, Term Loan, 1st Lien
0.000%, 12/31/2027 (G)(H)	450	367

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Lids Holdings, Term Loan
11.060%, 12/14/2026 (B)	$844	$806
Loyalty Ventures Inc., Term B Loan, 1st Lien
13.750%, 11/03/2027	829	4
LRS Holdings, LLC, Intial Term Loan, 1st Lien
9.681%, 08/31/2028	658	645
Magenta Buyer LLC, Initial Term Loan, 1st Lien
10.631%, CME Term SOFR + 5.000%, 07/27/2028 (D)(G)	446	330
Medline Borrower, LP, Initial Dollar Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 10/23/2028 (D)	936	933
Mercury Borrower, Inc., Initial Term Loan, 1st Lien
8.931%, 08/02/2028 (D)	709	700
MPH Acquisition Holdings LLC, Initial Term Loan, 1st Lien
9.916%, CME Term SOFR + 4.250%, 09/01/2028 (D)	460	432
MRI Software, Term Loan, 1st Lien
10.990%, 02/10/2026	537	523
NCL Corp, Term Loan, 1st Lien
7.666%, 01/02/2025	1,056	1,043
Neptune Bidco, Term Loan, 1st Lien
10.149%, 10/11/2028	788	703
Osaic Holdings, Inc., Term B-2 Loan, 1st Lien
9.816%, 08/17/2028	400	399
Pacific Bells, LLC, Initial Term Loan, 1st Lien
10.152%, 11/10/2028	255	252
PDS HoldCo Inc., Delayed Draw Term Loan, 1st Lien
10.184%, 08/18/2028	472	384
PECF USS Intermediate Holding III Corporation, Initial Term Loan, 1st Lien
9.881%, 12/15/2028	560	447
Peraton Corp., Term B Loan, 1st Lien
9.166%, CME Term SOFR + 3.750%, 02/01/2028 (D)	1,113	1,110
Peraton Corp., Term B-1 Loan, 2nd Lien
12.979%, CME Term SOFR + 7.750%, 02/01/2029 (D)	580	566
Phoenix Guarantor Inc., Tranche B-1 Term Loan, 1st Lien
8.681%, CME Term SOFR + 3.250%, 03/05/2026 (D)	41	41
Planview Parent, Inc., Closing Date Term Loan, 1st Lien
9.652%, CME Term SOFR + 4.000%, 12/17/2027 (D)(G)	725	714

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Polyconcept, Term Loan, 1st Lien
10.816%, 05/18/2029	$663	$636
Precision Medicine Group, LLC, Amendment No. 1 Refinancing Term Loan, 1st Lien
8.490%, CME Term SOFR + 3.000%, 11/18/2027 (D)	740	730
Project Sky, Term Loan, 1st Lien
11.416%, 10/08/2029 (D)	140	133
9.166%, 10/08/2028 (D)	758	743
Quikrete Holdings, Inc., Term Loan, 1st Lien
8.181%, 03/19/2029	660	660
Redstone Holdco, Term Loan, 1st Lien
10.184%, CME Term SOFR + 4.750%, 04/27/2028 (D)	514	438
Regionalcare Hospital Partners Holdings, Inc., Term B Loan, 1st Lien
9.377%, CME Term SOFR + 3.750%, 11/16/2025 (D)	460	458
RegionalCare/Lifepoint Health, Term Loan, 1st Lien
0.000%, 11/16/2028 (G)(H)	550	534
Resolute Investment Managers, Inc., Tranche C Term Loan, 1st Lien
9.790%, 04/30/2024 (G)	288	177
Royal Caribbean Cruises, Term Loan, 1st Lien
13.881%, 07/27/2029	900	414
Sedgewick CMS, Term Loan, 1st Lien
9.066%, 02/24/2028	479	478
Sigma Holdco
8.210%, 07/02/2025 (G)	1	1
Signature Aviation/BBA Aviation, Term Loan, 1st Lien
9.066%, 07/02/2029	19	19
SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 1st Lien
9.076%, CME Term SOFR + 3.750%, 10/20/2027 (D)	408	422
Smyrna Ready Mix Concrete, LLC, Initial Term Loan, 1st Lien
9.666%, CME Term SOFR + 4.250%, 04/02/2029 (D)	546	547
Sotera Health, Term Loan, 1st Lien
9.074%, 12/11/2026	439	439
Spencer Gifts LLC (Spirit Halloween Superstores LLC), Term Loan, 1st Lien
11.416%, 06/19/2026	574	569
SPX Flow, Inc., Term Loan, 1st Lien
9.916%, CME Term SOFR + 4.500%, 04/05/2029 (D)	767	764
Thermostat Purchaser III, Inc., Initial Term Loan, 1st Lien
10.073%, 08/31/2028	291	289

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
LOAN PARTICIPATIONS (continued)
Topgolf, Term Loan, 1st Lien
8.916%, 03/15/2030	$418	$415
Triton Water Holdings, Inc., Initial Term Loan, 1st Lien
8.902%, CME Term SOFR + 3.500%, 03/31/2028 (D)	772	752
UFC Holdings, Term Loan, 1st Lien
8.369%, 04/29/2026	336	336
Ultimus Group Midco LLC, The, Initial Term Loan, 1st Lien
9.219%, CME Term SOFR + 3.750%, 05/04/2026 (D)	241	240
United AirLines, Inc., Class B Term Loan, 1st Lien
9.182%, CME Term SOFR + 0.000%, 04/21/2028 (D)	232	232
Universal Servies, Term Loan, 1st Lien
10.066%, 05/12/2028	320	315
UST Holdings, Term Loan, 1st Lien
8.946%, 11/20/2028	481	472
Verscend Holding Corp., Term B-1 Loan, 1st Lien
9.431%, CME Term SOFR + 4.000%, 08/27/2025 (D)	1,045	1,044
Vertex Aerospace Services Corp., Initial Term Loan, 1st Lien
8.916%, CME Term SOFR + 4.000%, 12/06/2028 (D)	765	765
Virgin Media Bristol LLC, N Facility, 1st Lien
7.947%, CME Term SOFR + 2.500%, 01/31/2028 (D)	1,275	1,237
Virtusa, Term Loan
9.331%, 02/11/2028	910	903
WP CPP Holdings, Term B Loan
9.270%, CME Term SOFR + 3.750%, 04/30/2025 (D)	501	470
Wwex Uni TopCo Holdings LLC, Initial Term Loan, 1st Lien
9.652%, 07/26/2028 (D)	747	733

Total Loan Participations
(Cost $80,020) ($ Thousands)		75,730

SOVEREIGN DEBT — 8.8%

Abu Dhabi Government International Bond MTN
3.875%, 04/16/2050(A)	1,630	1,220
Adani Ports & Special Economic Zone
4.000%, 07/30/2027	910	767
3.375%, 07/24/2024	570	552

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
Angolan Government International Bond
9.375%, 05/08/2048		$200	$147
9.125%, 11/26/2049(A)		1,170	837
8.750%, 04/14/2032(A)		210	168
8.000%, 11/26/2029(A)		420	345
Argentine Republic Government International Bond
3.625%, 07/09/2024(F)		1,316	324
3.500%, 07/09/2029(F)		1,310	335
1.000%, 07/09/2029		262	73
0.750%, 07/09/2027(F)		3,590	1,021
0.500%, 07/09/2029	EUR	6	1
Azerbaijan Government International Bond
3.500%, 09/01/2032		$1,360	1,105
Bahrain Government International Bond MTN
5.625%, 05/18/2034(A)		940	803
Benin Government International Bond
4.875%, 01/19/2032(A)	EUR	1,480	1,161
Brazil Government International Bond
5.333%, 02/15/2028		$100	97
Buenos Aires Government International Bond MTN
6.375%, 09/01/2024(A)(F)		5,612	1,826
CBB International Sukuk Programme SPC
6.250%, 11/14/2024(A)		300	300
Ciudad Autonoma De Buenos Aires
7.500%, 06/01/2027		280	256
Colombia Government International Bond
4.125%, 05/15/2051		630	351
3.125%, 04/15/2031		730	539
3.000%, 01/30/2030		730	559
Cordoba Government International Bond
6.990%, 06/01/2027(A)(F)		526	391
Country Garden Holdings
8.000%, 01/27/2024		200	18
Dominican Republic International Bond
7.450%, 04/30/2044		600	547
6.850%, 01/27/2045		660	560
6.500%, 02/15/2048(A)		1,270	1,025
6.400%, 06/05/2049(A)		660	522
5.500%, 02/22/2029(A)		240	219
4.875%, 09/23/2032		460	373
4.500%, 01/30/2030		550	466
Ecuador Government International Bond
6.000%, 07/31/2024(A)(F)		352	179
2.500%, 07/31/2024(A)(F)		1,128	367
0.000%, 07/31/2030(A)(I)		329	98
Egypt Government International Bond
8.875%, 05/29/2050(A)		710	383
8.700%, 03/01/2049(A)		520	277
8.500%, 01/31/2047		450	239

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
7.903%, 02/21/2048(A)		$360	$184
5.800%, 09/30/2027		990	650
4.750%, 04/16/2026(A)	EUR	100	74
Gabon Government International Bond
7.000%, 11/24/2031(A)		$350	259
Gatwick Airport Finance
4.375%, 04/07/2026	GBP	660	746
Guatemala Government Bond
6.125%, 06/01/2050(A)		$530	456
4.900%, 06/01/2030(A)		280	254
4.875%, 02/13/2028		790	732
4.500%, 05/03/2026(A)		770	729
4.375%, 06/05/2027(A)		790	728
Indonesia Government International Bond
7.000%, 05/15/2027	IDR	24,044,000	1,576
3.850%, 10/15/2030		$200	179
2.850%, 02/14/2030		900	765
1.100%, 03/12/2033	EUR	400	305
0.900%, 02/14/2027		180	169
Inter-American Development Bank MTN
7.350%, 10/06/2030	INR	114,000	1,361
Iraq Government International Bond
5.800%, 01/15/2028		$158	145
Ivory Coast Government International Bond
6.625%, 03/22/2048	EUR	420	305
6.125%, 06/15/2033		$450	372
5.250%, 03/22/2030	EUR	390	345
4.875%, 01/30/2032(A)		1,660	1,336
Jamaica Government International Bond
7.875%, 07/28/2045		$740	814
Jordan Government International Bond
7.750%, 01/15/2028(A)		500	498
Kenya Government International Bond
8.250%, 02/28/2048(A)		260	177
Lebanon Government International Bond
8.250%, 05/17/2034(C)		30	3
8.200%, 05/17/2033(C)		40	3
7.150%, 11/20/2031(C)		40	3
7.050%, 11/02/2035(C)		100	8
7.000%, 03/20/2028(C)		40	3
6.850%, 03/23/2027(C)		100	8
6.850%, 05/25/2029(C)		721	57
6.750%, 11/29/2027(C)		410	33
6.650%, 04/22/2024(C)		170	14
6.650%, 11/03/2028(C)		80	6
6.650%, 02/26/2030(C)		832	66
6.600%, 11/27/2026(C)		30	2
6.200%, 02/26/2025(C)		860	68
Mexican Bonos
5.750%, 03/05/2026	MXN	14,530	750
Mexico Government International Bond
3.771%, 05/24/2061		$520	305

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
2.659%, 05/24/2031		$920	$726
Morocco Government International Bond
3.000%, 12/15/2032(A)		730	555
1.500%, 11/27/2031(A)	EUR	290	224
Mozambique International Bond
9.000%, 09/15/2031(F)		$220	172
Nigeria Government International Bond
8.747%, 01/21/2031		1,720	1,447
7.696%, 02/23/2038(A)		690	482
Oman Government International Bond
6.750%, 01/17/2048		200	184
6.250%, 01/25/2031(A)		1,600	1,578
Pakistan Government International Bond
6.875%, 12/05/2027		200	102
6.000%, 04/08/2026(A)		540	278
Pakistan Water & Power Development Authority
7.500%, 06/04/2031		420	183
Panama Government International Bond
4.500%, 04/01/2056		300	197
Papua New Guinea Government International Bond
8.375%, 10/04/2028(A)		290	270
Paraguay Government International Bond
6.100%, 08/11/2044		500	439
5.600%, 03/13/2048		760	613
5.400%, 03/30/2050(A)		320	252
Perusahaan Penerbit SBSN Indonesia III
4.550%, 03/29/2026(A)		530	519
4.450%, 02/20/2029(A)		330	315
Qatar Government International Bond
5.103%, 04/23/2048(A)		820	742
4.817%, 03/14/2049(A)		690	598
4.625%, 06/02/2046		280	242
4.400%, 04/16/2050(A)		450	366
3.750%, 04/16/2030(A)		200	187
Romanian Government International Bond
5.125%, 06/15/2048(A)		200	156
3.375%, 01/28/2050	EUR	230	143
2.875%, 05/26/2028		650	615
2.875%, 03/11/2029		1,490	1,380
2.124%, 07/16/2031(A)		250	196
2.000%, 12/08/2026(A)		590	570
2.000%, 01/28/2032(A)		110	84
2.000%, 04/14/2033(A)		900	654
Saudi Government International Bond MTN
4.500%, 04/22/2060(A)		$1,070	821
3.750%, 01/21/2055(A)		220	146
3.250%, 10/22/2030(A)		430	376
Serbia Government International Bond
1.500%, 06/26/2029(A)	EUR	500	407

SEI Institutional Managed Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
South Africa Government International Bond
5.650%, 09/27/2047		$950	$630
4.850%, 09/27/2027		890	821
4.300%, 10/12/2028		200	173
Sri Lanka Government International Bond
7.550%, 03/28/2030(A)(C)		910	419
6.850%, 03/14/2024(A)(C)		200	95
6.850%, 11/03/2025(C)		570	271
6.825%, 07/18/2026(A)(C)		250	119
6.750%, 04/18/2028(A)(C)		360	167
Turkey Government International Bond
7.625%, 04/26/2029		560	537
6.875%, 03/17/2036		60	51
6.500%, 09/20/2033		900	769
6.000%, 03/25/2027		320	298
6.000%, 01/14/2041		1,980	1,459
4.250%, 04/14/2026		530	484
Ukraine Government International Bond
9.750%, 11/01/2030(A)(C)		640	186
8.994%, 02/01/2026(C)		280	88
7.750%, 09/01/2025(C)		910	297
7.750%, 09/01/2026(C)		230	68
7.750%, 09/01/2029(C)		250	71
7.375%, 09/25/2034(A)(C)		200	53
7.253%, 03/15/2035(A)(C)		420	109
Uzbekistan Government International Bond MTN
4.750%, 02/20/2024(A)		340	335
3.700%, 11/25/2030(A)		660	515
Virgin Money UK
9.250%, GUKG5 + 8.307%, 06/08/2172(D)(E)	GBP	300	356
Zambia Government International Bond
5.375%, 09/20/2022(C)		$760	373

Total Sovereign Debt
(Cost $77,551) ($ Thousands)			57,902

MORTGAGE-BACKED SECURITIES — 7.5%
Agency Mortgage-Backed Obligations — 0.9%
FHLMC
6.000%, 12/01/2052		89	89
FHLMC REMIC CMO, Ser 2020-5012, Cl DI, IO
4.000%, 09/25/2050		541	105
FHLMC REMIC CMO, Ser 2020-5020, Cl IH, IO
3.000%, 08/25/2050		472	77

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2020-DNA3, Cl B1
10.529%, SOFR30A + 5.214%, 06/25/2050(A)(D)	$1,140	$1,234
FHLMC STACR REMIC Trust, Ser 2020-DNA5, Cl B1
10.115%, SOFR30A + 4.800%, 10/25/2050(A)(D)	210	228
FHLMC STACR REMIC Trust, Ser 2020-DNA6, Cl B1
8.315%, SOFR30A + 3.000%, 12/25/2050(A)(D)	630	619
FHLMC STACR REMIC Trust, Ser 2021-DNA1, Cl M2
7.115%, SOFR30A + 1.800%, 01/25/2051(A)(D)	132	131
FHLMC STACR REMIC Trust, Ser 2021-DNA3, Cl B1
8.815%, SOFR30A + 3.500%, 10/25/2033(A)(D)	390	403
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl B1
8.365%, SOFR30A + 3.050%, 01/25/2034(A)(D)	590	591
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
7.515%, SOFR30A + 2.200%, 05/25/2042(A)(D)	560	565
FNMA
2.789%, 01/01/2035(D)	342	277
FNMA REMIC CMO, Ser 2015-30, Cl SJ, IO
0.171%, 05/25/2045(D)	1,261	68
FNMA REMIC CMO, Ser 2017-104, Cl SB, IO
0.721%, 01/25/2048(D)	870	73
FNMA REMIC CMO, Ser 2020-60, Cl NI, IO
4.000%, 09/25/2050	502	99
FNMA REMIC CMO, Ser 2020-62, Cl GI, IO
4.000%, 06/25/2048	964	186
GNMA REMIC CMO, Ser 2010-9, Cl XD, IO
1.155%, 01/16/2040(D)	982	89
GNMA REMIC CMO, Ser 2013-124, Cl CS, IO
0.611%, 08/20/2043(D)	105	9
GNMA REMIC CMO, Ser 2015-111, Cl IM, IO
4.000%, 08/20/2045	1,210	192
GNMA REMIC CMO, Ser 2016-109, Cl IH, IO
4.000%, 10/20/2045	683	113
GNMA REMIC CMO, Ser 2016-27, Cl IA, IO
4.000%, 06/20/2045	265	32
GNMA REMIC CMO, Ser 2017-112, Cl SJ, IO
0.221%, 07/20/2047(D)	1,033	60
GNMA REMIC CMO, Ser 2018-122, Cl HS, IO
0.761%, 09/20/2048(D)	290	28

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA REMIC CMO, Ser 2018-122, Cl SE, IO
0.761%, 09/20/2048(D)	$396	$32
GNMA REMIC CMO, Ser 2018-124, Cl SN, IO
0.761%, 09/20/2048(D)	1,341	112
GNMA REMIC CMO, Ser 2018-67, Cl PS, IO
0.761%, 05/20/2048(D)	1,269	100
GNMA REMIC CMO, Ser 2018-7, Cl DS, IO
0.261%, 01/20/2048(D)	821	57
GNMA REMIC CMO, Ser 2019-1, Cl SN, IO
0.611%, 01/20/2049(D)	211	15
GNMA REMIC CMO, Ser 2019-110, Cl SE, IO
0.661%, 09/20/2049(D)	778	52
GNMA REMIC CMO, Ser 2019-110, Cl SD, IO
0.661%, 09/20/2049(D)	592	44
GNMA REMIC CMO, Ser 2019-151, Cl NI, IO
3.500%, 10/20/2049	1,886	304
GNMA REMIC CMO, Ser 2019-6, Cl SA, IO
0.611%, 01/20/2049(D)	165	12
GNMA REMIC CMO, Ser 2019-78, Cl SE, IO
0.661%, 06/20/2049(D)	129	10
GNMA REMIC CMO, Ser 2020-78, Cl DI, IO
4.000%, 06/20/2050	704	134

		6,140
Non-Agency Mortgage-Backed Obligations — 6.6%
ACE Securities Home Equity Loan Trust, Ser 2004-HE3, Cl M1
6.364%, TSFR1M + 1.044%, 11/25/2034(D)	308	301
Alternative Loan Trust, Ser 2005-81, Cl A1
5.994%, TSFR1M + 0.674%, 02/25/2037(D)	443	357
BANK, Ser 2022-BNK44, Cl D
4.000%, 11/15/2032(A)(D)	600	333
BANK, Ser 2023-BNK46, Cl XA, IO
0.749%, 08/15/2056(D)	3,410	138
Barclays Commercial Mortgage Trust, Ser 2019-C5, Cl A4
3.063%, 11/15/2052	870	743
Benchmark Mortgage Trust, Ser 2019-B10, Cl A2
3.614%, 03/15/2062	146	144
Benchmark Mortgage Trust, Ser 2019-B11, Cl XA, IO
1.152%, 05/15/2052(D)	10,436	397
Benchmark Mortgage Trust, Ser 2023-V3, Cl D
4.000%, 07/15/2056(A)	500	345
BIG Commercial Mortgage Trust, Ser 2022-BIG, Cl F
10.768%, TSFR1M + 5.436%, 02/15/2039(A)(D)	480	455

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BRAVO Residential Funding Trust, Ser 2022-R1, Cl A
3.125%, 01/29/2070(A)(F)	$647	$580
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl E
7.528%, TSFR1M + 2.196%, 04/15/2034(A)(D)	1,970	1,930
BX Commercial Mortgage Trust, Ser 2021-XL2, Cl J
9.337%, TSFR1M + 4.004%, 10/15/2038(A)(D)	391	369
BX Commercial Mortgage Trust, Ser 2023-VLT2, Cl E
11.203%, TSFR1M + 5.871%, 06/15/2040(A)(D)	560	558
BX Trust, Ser 2021-SDMF, Cl F
7.384%, TSFR1M + 2.051%, 09/15/2034(A)(D)	310	291
Capmark Military Housing Trust, Ser 2007-AET2, Cl A
6.063%, 10/10/2052(A)	912	888
CFK Trust, Ser 2020-MF2, Cl E
3.573%, 03/15/2039(A)(D)	500	380
CIM Trust, Ser 2023-R4, Cl A1
5.000%, 05/25/2062(A)(D)	542	523
Citigroup Commercial Mortgage Trust, Ser 2017-P8, Cl A3
3.203%, 09/15/2050	770	698
Citigroup Mortgage Loan Trust, Ser 2022-A, Cl A1
6.170%, 09/25/2062(A)(F)	561	556
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1B1
9.779%, SOFR30A + 4.464%, 04/25/2031(A)(D)	460	488
Connecticut Avenue Securities Trust, Ser 2019-R05, Cl 1B1
9.529%, SOFR30A + 4.214%, 07/25/2039(A)(D)	492	508
Connecticut Avenue Securities Trust, Ser 2021-R01, Cl 1B1
8.415%, SOFR30A + 3.100%, 10/25/2041(A)(D)	1,020	1,021
Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1B1
8.065%, SOFR30A + 2.750%, 12/25/2041(A)(D)	680	676
Connecticut Avenue Securities Trust, Ser 2022-R05, Cl 2B1
9.815%, SOFR30A + 4.500%, 04/25/2042(A)(D)	433	447

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2022-R05, Cl 2M2
8.315%, SOFR30A + 3.000%, 04/25/2042(A)(D)	$386	$391
Connecticut Avenue Securities, Ser 2018-C01, Cl 1B1
8.979%, SOFR30A + 3.664%, 07/25/2030(D)	570	604
Credit Suisse European Mortgage Capital, Ser 2019-1OTF, Cl A
8.531%, TSFR3M + 0.000%, 08/09/2024(A)(D)	925	900
CSMC Trust, Ser 2014-USA, Cl E
4.373%, 09/15/2037(A)	320	171
CSMC Trust, Ser 2017-RPL1, Cl M2
2.962%, 07/25/2057(A)(D)	1,190	820
CSMC Trust, Ser 2019-UVIL, Cl A
3.160%, 12/15/2041(A)	950	786
CSMC Trust, Ser 2022-RPL4, Cl A1
3.904%, 04/25/2062(A)(D)	171	156
Ellington Financial Mortgage Trust, Ser 2020-1, Cl B1
5.112%, 05/25/2065(A)(D)	600	570
First Franklin Mortgage Loan Trust, Ser 2006-FF15, Cl A5
5.594%, TSFR1M + 0.274%, 11/25/2036(D)	366	358
GS Mortgage Securities Trust, Ser 2015-GC32, Cl D
3.345%, 07/10/2048	380	321
GS Mortgage Securities Trust, Ser 2018-LUAU, Cl G
9.829%, TSFR1M + 4.497%, 11/15/2032(A)(D)	500	490
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl C
9.698%, TSFR1M + 4.364%, 09/15/2031(A)(D)	1,754	624
GS Mortgage Securities Trust, Ser 2020-DUNE, Cl F
8.705%, TSFR1M + 3.364%, 12/15/2036(A)(D)	595	559
GS Mortgage Securities Trust, Ser 2020-DUNE, Cl A
6.555%, TSFR1M + 1.214%, 12/15/2036(A)(D)	1,830	1,802
HarborView Mortgage Loan Trust, Ser 2006-10, Cl 2A1B
5.682%, TSFR1M + 0.354%, 11/19/2036(D)	1,469	1,224
Impac CMB Trust, Ser 2005-4, Cl 1M1
6.079%, TSFR1M + 0.544%, 05/25/2035(D)	577	516

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2018-WPT, Cl FFL
8.716%, TSFR1M + 3.389%, 07/05/2033(A)(D)	$910	$679
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2019-BKWD, Cl E
8.548%, TSFR1M + 2.964%, 09/15/2029(A)(D)	1,730	1,095
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2022-ACB, Cl D
8.213%, SOFR30A + 2.900%, 03/15/2039(A)(D)	600	570
JPMorgan Chase Commercial Mortgage Securities Trust, Ser HTL5, Cl F
9.713%, TSFR1M + 4.379%, 11/15/2038(A)(D)	710	671
Legacy Mortgage Asset Trust, Ser 2021-GS1, Cl A2
3.844%, 10/25/2066(A)(F)	660	511
Morgan Stanley Re-REMIC Trust, Ser 2010-R5, Cl 4B
3.466%, 06/26/2036(A)(F)	186	169
Multifamily Connecticut Avenue Securities Trust, Ser 2019-01, Cl M10
8.679%, SOFR30A + 3.364%, 10/25/2049(A)(D)	490	477
Multifamily Connecticut Avenue Securities Trust, Ser 2020-01, Cl M10
9.179%, SOFR30A + 3.864%, 03/25/2050(A)(D)	479	466
New Residential Mortgage Loan Trust, Ser 2018-4A, Cl B1
6.484%, TSFR1M + 1.164%, 01/25/2048(A)(D)	249	242
NewRez Warehouse Securitization Trust, Ser 2021-1, Cl F
10.684%, TSFR1M + 5.364%, 05/25/2055(A)(D)	468	468
Nomura Resecuritization Trust, Ser 2015-4R, Cl 5A1
2.726%, TSFR1M + 0.544%, 03/26/2036(A)(D)	218	201
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
9.129%, SOFR30A + 3.814%, 11/27/2031(A)(D)	171	170
PRKCM Trust, Ser 2023-AFC1, Cl A3
7.304%, 02/25/2058(A)(F)	300	300
RALI Series Trust, Ser 2006-QO2, Cl A2
5.974%, TSFR1M + 0.654%, 02/25/2046(D)	1,286	255

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
RALI Series Trust, Ser 2007-QO2, Cl A1
5.584%, TSFR1M + 0.264%, 02/25/2047(D)	$789	$278
Seasoned Credit Risk Transfer Trust, Ser 2018-1, Cl M
4.750%, 05/25/2057(D)	1,463	1,348
Seasoned Credit Risk Transfer Trust, Ser 2018-3, Cl M
4.750%, 08/25/2057(A)(D)	1,125	980
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl M
4.500%, 02/25/2059(A)(D)	1,720	1,443
Seasoned Credit Risk Transfer Trust, Ser 2020-1, Cl M
4.250%, 08/25/2059(A)(D)	2,230	1,902
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl M
4.250%, 11/25/2059(A)(D)	830	717
Seasoned Credit Risk Transfer Trust, Ser 2020-3, Cl M
4.250%, 05/25/2060(A)(D)	640	547
Seasoned Credit Risk Transfer Trust, Ser 2022-1, Cl M
4.500%, 11/25/2061(A)(D)	320	255
Shops at Crystals Trust, Ser 2106-CSTL, Cl D
3.856%, 07/05/2036(A)(D)	885	726
SMR Mortgage Trust, Ser 2021-IND, Cl F
11.332%, TSFR1M + 6.000%, 02/15/2039(A)(D)	789	688
Soho Trust, Ser 2021-SOHO, Cl D
2.787%, 08/10/2038(A)(D)	440	256
Structured Asset Securities Mortgage Loan Trust, Ser 2006-GEL4, Cl M1
6.004%, TSFR1M + 0.684%, 10/25/2036(A)(D)	890	856
Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Cl E
8.923%, TSFR1M + 3.594%, 11/11/2034(A)(D)	1,742	1,684
Tharaldson Hotel Portfolio Trust, Ser 2018-THL, Cl F
9.695%, TSFR1M + 4.367%, 11/11/2034(A)(D)	583	561
Towd Point Mortgage Trust, Ser 2019-4, Cl B1B
3.500%, 10/25/2059(A)(D)	640	426
Towd Point Mortgage Trust, Ser 2020-2, Cl A1A
1.636%, 04/25/2060(A)(D)	263	227
WaMu Mortgage Pass-Through Certificates Trust, Ser 2006-AR16, Cl 2A2
3.444%, 12/25/2036(D)	487	416

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2014-LC18, Cl B
3.959%, 12/15/2047	$390	$360
Wells Fargo Mortgage-Backed Securities Trust, Ser 2006-AR5, Cl 2A1
4.680%, 04/25/2036(D)	340	313

		43,675
Total Mortgage-Backed Securities
(Cost $55,171) ($ Thousands)		49,815

	Shares
COMMON STOCK — 5.9%

Communication Services — 0.4%
iHeartMedia Inc *	95,895	303
Intelsat Jackson Holdings *(B)	22,561	513
Verizon Communications Inc	54,707	1,773

		2,589
Consumer Discretionary — 0.1%
Best Buy Co Inc	5,377	374
McDonald's Corp	1,109	292

		666
Consumer Staples — 1.2%
Altria Group Inc	40,102	1,686
Clorox Co/The	6,316	828
Coca-Cola Co/The	5,881	329
Colgate-Palmolive Co	1,237	88
Flowers Foods Inc	10,839	240
General Mills Inc	18,822	1,205
Kimberly-Clark Corp	8,756	1,058
Mondelez International Inc, Cl A	2,052	142
PepsiCo Inc	2,083	353
Philip Morris International Inc	15,518	1,437
Procter & Gamble Co/The	3,592	524
Vector Group Ltd	6,784	72

		7,962
Energy — 0.6%
Chord Energy Corp	2,163	350
Civitas Resources Inc	3,002	243
Coterra Energy Inc	43,149	1,167
Noble Corp PLC	7,982	404
Summit Midstream Partners LP *	28,458	394
Williams Cos Inc/The	39,114	1,318

		3,876
Financials — 0.5%
American Financial Group Inc/OH	4,029	450
Artisan Partners Asset Management Inc, Cl A	3,718	139

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
CME Group Inc, Cl A	8,836	$1,769
Cohen & Steers Inc	1,416	89
Old Republic International Corp	15,720	424
OneMain Holdings Inc, Cl A	5,990	240
RLI Corp	2,149	292

		3,403
Health Care — 1.3%
AbbVie Inc	10,878	1,622
Amgen Inc, Cl A	5,635	1,514
Bristol-Myers Squibb Co	20,039	1,163
Gilead Sciences Inc	19,811	1,485
Medtronic PLC	14,066	1,102
Merck & Co Inc	3,836	395
Pfizer Inc	34,462	1,143

		8,424
Industrials — 0.5%
3M Co	10,842	1,015
Automatic Data Processing Inc	645	155
Illinois Tool Works Inc	417	96
MSC Industrial Direct Co Inc, Cl A	2,443	240
PACCAR Inc	15,962	1,357
Watsco Inc	687	260

		3,123
Information Technology — 0.7%
Broadcom Inc	1,925	1,599
Cisco Systems Inc	25,043	1,346
Qlik, Cl A *(B)	56	92
Qlik, Cl B *(B)	13,812	—
Texas Instruments Inc	9,213	1,465

		4,502
Materials — 0.2%
Arctic Canadian Diamond Company Ltd *(B)	824	258
LyondellBasell Industries NV, Cl A	13,537	1,282

		1,540
Real Estate — 0.4%
Innovative Industrial Properties Inc, Cl A ‡	1,511	114
Public Storage ‡	5,406	1,425
VICI Properties Inc, Cl A ‡	34,841	1,014

		2,553
Total Common Stock
(Cost $37,419) ($ Thousands)		38,638

FOREIGN COMMON STOCK — 5.4%

Australia — 0.1%
Deterra Royalties Ltd	23,284	72
Dexus ‡	57,305	270

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
JB Hi-Fi Ltd	6,557	$192
Premier Investments Ltd	4,897	79

		613

Canada — 0.3%
BCE Inc	4,069	156
Canadian Natural Resources Ltd	21,001	1,364
Gibson Energy Inc	7,694	111
Great-West Lifeco Inc	14,862	427
Labrador Iron Ore Royalty Corp	3,116	74

		2,132

France — 0.4%
Rubis SCA	5,050	114
Sanofi	12,140	1,304
TotalEnergies SE	20,397	1,346

		2,764

Hong Kong — 1.1%
Agricultural Bank of China Ltd, Cl H	1,613,375	602
Bank of China Ltd, Cl H	4,384,547	1,534
Bank of Communications Co Ltd, Cl H	477,981	289
China CITIC Bank Corp Ltd, Cl H	489,770	228
China Construction Bank Corp, Cl H	2,704,763	1,526
CK Asset Holdings Ltd	110,031	580
CK Infrastructure Holdings Ltd	34,145	162
HKT Trust & HKT Ltd	197,586	206
Industrial & Commercial Bank of China Ltd, Cl H	1,779,230	856
PetroChina Co Ltd, Cl H	1,156,114	871
Power Assets Holdings Ltd	76,848	372
SITC International Holdings Co Ltd	71,531	120
Want Want China Holdings Ltd	274,457	179

		7,525

India — 0.2%
Bajaj Auto Ltd	3,461	211
ITC Ltd	151,563	811

		1,022

Indonesia — 0.2%
Bank Rakyat Indonesia Persero Tbk PT	3,056,137	1,033

Italy — 0.3%
Assicurazioni Generali SpA	59,767	1,225
Azimut Holding SpA	5,873	129
Italgas SpA	25,503	131
Poste Italiane SpA	28,394	300

		1,785

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Japan — 0.6%
Astellas Pharma Inc	76,501	$1,063
Japan Tobacco Inc	66,096	1,524
Sekisui House Ltd	31,277	624
SoftBank Corp	15,573	177
USS Co Ltd	11,112	184
Yamato Kogyo Co Ltd	1,949	93

		3,665

Malaysia — 0.0%
Petronas Dagangan Bhd	15,538	74
Petronas Gas Bhd	43,248	155

		229

Netherlands — 0.1%
Koninklijke KPN NV	184,001	608

New Zealand — 0.0%
Spark New Zealand Ltd	102,378	296

Singapore — 0.2%
Oversea-Chinese Banking Corp Ltd	132,962	1,248

South Korea — 0.0%
KT&G Corp	5,369	343

Spain — 0.4%
Cia de Distribucion Integral Logista Holdings SA	3,662	94
Enagas SA	13,317	221
Industria de Diseno Textil SA	40,479	1,512
Mapfre SA	47,313	97
Redeia Corp SA	22,377	353
Viscofan SA	2,142	131

		2,408

Sweden — 0.2%
Nordea Bank Abp, Cl A	96,458	1,066

Switzerland — 0.6%
Novartis AG	17,609	1,807
Roche Holding AG	4,083	1,118
Zurich Insurance Group AG	2,460	1,129

		4,054

Taiwan — 0.2%
Chunghwa Telecom Co Ltd	204,369	734
Micro-Star International Co Ltd	33,262	169
Novatek Microelectronics Corp	32,550	427

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK (continued)
Radiant Opto-Electronics Corp	23,758	$90
Simplo Technology Co Ltd	9,808	102

		1,522

United Kingdom — 0.5%
British American Tobacco PLC	46,748	1,470
Games Workshop Group PLC	1,821	235
Imperial Brands PLC	49,536	1,008
Pagegroup PLC	17,876	92
Taylor Wimpey PLC	186,486	267

		3,072

Total Foreign Common Stock
(Cost $36,108) ($ Thousands)		35,385

	Face Amount (Thousands)
ASSET-BACKED SECURITIES — 4.9%
Other Asset-Backed Securities — 4.9%

Aimco CLO 12, Ser 2022-12A, Cl DR
8.208%, TSFR3M + 2.900%, 01/17/2032(A)(D)	$360	352
Apidos CLO XXII, Ser 2020-22A, Cl DR
12.338%, TSFR3M + 7.012%, 04/20/2031(A)(D)	1,380	1,317
Applebee's Funding, Ser 2023-1A, Cl A2
7.824%, 03/05/2053(A)	530	522
Bain Capital Credit CLO, Ser 2023-1A, Cl AN
6.573%, TSFR3M + 1.830%, 04/16/2036(A)(D)	690	691
Benefit Street Partners CLO IV, Ser 2021-IVA, Cl CRRR
9.188%, TSFR3M + 3.862%, 01/20/2032(A)(D)	340	332
BlueMountain CLO XXIX, Ser 2021-29A, Cl ER
12.473%, TSFR3M + 7.122%, 07/25/2034(A)(D)	890	831
Bristol Park CLO, Ser 2020-1A, Cl ER
12.570%, TSFR3M + 7.262%, 04/15/2029(A)(D)	500	462
Buckhorn Park CLO, Ser 2021-1A, Cl AR
6.692%, TSFR3M + 1.382%, 07/18/2034(A)(D)	790	786
Canyon Capital CLO, Ser 2021-1A, Cl E
11.980%, TSFR3M + 6.672%, 04/15/2034(A)(D)	280	257
Carlyle Global Market Strategies CLO, Ser 2018-2RA, Cl A1
6.676%, TSFR3M + 1.312%, 05/15/2031(A)(D)	1,041	1,038

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Carlyle US CLO, Ser 2021-2A, Cl DR
12.070%, TSFR3M + 6.762%, 07/15/2032(A)(D)	$1,600	$1,514
CarVal CLO VII-C, Ser 2023-1A, Cl A1
7.526%, TSFR3M + 2.200%, 01/20/2035(A)(D)	730	731
Cathedral Lake VII, Ser 2021-7RA, Cl D
9.852%, TSFR3M + 4.542%, 01/15/2032(A)(D)	250	242
Catskill Park CLO, Ser 2017-1A, Cl D
11.588%, TSFR3M + 6.262%, 04/20/2029(A)(D)	900	821
CIFC Funding, Ser 2017-3A, Cl C
9.238%, TSFR3M + 3.912%, 07/20/2030(A)(D)	690	682
Copper River CLO, Ser 2006-1A
0.000%, 01/20/2021(A)(H)	3,000	–
Countrywide Asset-Backed Certificates, Ser 2006-12, Cl 1A
5.694%, TSFR1M + 0.374%, 12/25/2036(D)	974	868
CQS US CLO, Ser 2021-1A, Cl D1
9.138%, TSFR3M + 3.812%, 01/20/2035(A)(D)	1,850	1,782
Dryden LXXV CLO, Ser 2021-75A, Cl ER2
12.170%, TSFR3M + 6.862%, 04/15/2034(A)(D)	770	690
Dryden XLIII Senior Loan Fund, Ser 2021-43A, Cl ER3
11.988%, TSFR3M + 6.662%, 04/20/2034(A)(D)	330	298
Eaton Vance CLO, Ser 2021-2A, Cl ER
12.070%, TSFR3M + 6.762%, 01/15/2035(A)(D)	500	476
Educational Funding, Ser 2006-1A, Cl A3
5.963%, TSFR3M + 0.000%, 04/25/2033(A)(D)	587	379
Fortress Credit BSL XII, Ser 2021-4A, Cl E
12.700%, TSFR3M + 7.392%, 10/15/2034(A)(D)	250	219
Goldentree Loan Management US CLO 3, Ser 2018-3A, Cl D
8.438%, TSFR3M + 3.112%, 04/20/2030(A)(D)	500	488
Golub Capital Partners CLO LIII, Ser 2021-53A, Cl E
12.288%, TSFR3M + 6.962%, 07/20/2034(A)(D)	410	388
GoodLeap Sustainable Home Solutions Trust, Ser 2021-4GS, Cl A
1.930%, 07/20/2048(A)	131	96

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GoodLeap Sustainable Home Solutions Trust, Ser 2022-1GS, Cl B
2.940%, 01/20/2049(A)	$90	$67
Halsey Point CLO I, Ser 2019-1A, Cl F
13.788%, TSFR3M + 8.462%, 01/20/2033(A)(D)	290	256
Hardee's Funding, Ser 2020-1A, Cl A2
3.981%, 12/20/2050(A)	973	818
Hardee's Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/2051(A)	156	123
HGI CRE CLO, Ser 2021-FL1, Cl C
7.145%, TSFR1M + 1.814%, 06/16/2036(A)(D)	330	314
Marathon CLO II, Ser 2005-2A
0.000%, 12/20/2019(A)(B)(H)	750	–
Marathon CLO, Ser 2019-2A, Cl BA
8.888%, TSFR3M + 3.562%, 01/20/2033(A)(D)	330	324
Neuberger Berman Loan Advisers CLO 33, Ser 2021-33A, Cl DR
8.470%, TSFR3M + 3.162%, 10/16/2033(A)(D)	500	488
Neuberger Berman Loan Advisers CLO 44, Ser 2021-44A, Cl E
11.570%, TSFR3M + 6.262%, 10/16/2034(A)(D)	490	474
Oaktree CLO, Ser 2019-1A, Cl D
9.407%, TSFR3M + 4.062%, 04/22/2030(A)(D)	250	234
Ocean Trails CLO IX, Ser 2021-9A, Cl DR
9.320%, TSFR3M + 4.012%, 10/15/2034(A)(D)	500	477
Ocean Trails CLO X, Ser 2021-10A, Cl ER
13.140%, TSFR3M + 7.832%, 10/15/2034(A)(D)	590	530
Ocean Trails CLO XIV, Ser 2023-14A, Cl A1
7.326%, TSFR3M + 2.000%, 01/20/2035(A)(D)	650	652
OZLM XI, Ser 2017-11A, Cl BR
7.931%, TSFR3M + 2.562%, 10/30/2030(A)(D)	600	600
Palmer Square Loan Funding, Ser 2022-3A, Cl C
10.708%, TSFR3M + 5.400%, 04/15/2031(A)(D)	670	671
Parallel, Ser 2020-1A, Cl CR
7.588%, TSFR3M + 2.262%, 07/20/2029(A)(D)	750	735
Peace Park CLO, Ser 2021-1A, Cl E
11.588%, TSFR3M + 6.262%, 10/20/2034(A)(D)	400	378

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
RR, Ser 2021-18A, Cl D
11.820%, TSFR3M + 6.512%, 10/15/2034(A)(D)	$750	$720
Sculptor CLO XXVI, Ser 2021-26A, Cl E
12.838%, TSFR3M + 7.512%, 07/20/2034(A)(D)	450	415
SMB Private Education Loan Trust, Ser 2021-A, Cl D1
3.860%, 01/15/2053(A)	509	456
SMB Private Education Loan Trust, Ser 2023-B, Cl B
5.770%, 10/16/2056(A)	800	765
Sunnova Helios II, Ser 2019-AA, Cl C
5.320%, 06/20/2046(A)	409	309
Sunrun Atlas Issuer, Ser 2019-2, Cl A
3.610%, 02/01/2055(A)	384	333
Sycamore Tree CLO, Ser 2023-2A, Cl A
7.656%, TSFR3M + 2.330%, 04/20/2035(A)(D)	750	753
Symphony CLO 37, Ser 2022-37A, Cl A1A
7.626%, TSFR3M + 2.300%, 10/20/2034(A)(D)	660	662
TCI-Symphony CLO, Ser 2021-1A, Cl ER2
12.313%, TSFR3M + 7.012%, 10/13/2032(A)(D)	730	648
Tikehau US CLO I, Ser 2021-1A, Cl E
12.482%, TSFR3M + 7.172%, 01/18/2035(A)(D)	1,200	1,072
TSTAT, Ser 2022-2A, Cl C
10.126%, TSFR3M + 4.800%, 01/20/2031(A)(D)	480	484
Valley Stream Park CLO, Ser 2023-1A, Cl DR
0.000%, 10/20/2034(A)(D)(H)	360	360
Voya CLO, Ser 2018-3A, Cl A1A
6.720%, TSFR3M + 1.412%, 10/15/2031(A)(D)	250	250
Voya CLO, Ser 2021-3A, Cl DR
12.538%, TSFR3M + 7.212%, 04/20/2034(A)(D)	260	248
Whitebox CLO IV, Ser 2023-4A, Cl A1
6.930%, TSFR3M + 2.150%, 04/20/2036(A)(D)	770	773
Whitehorse XII, Ser 2018-12A, Cl D
9.220%, TSFR3M + 3.912%, 10/15/2031(A)(D)	250	231

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Z Capital Credit Partners CLO, Ser 2021-1A, Cl D
9.770%, TSFR3M + 4.462%, 07/15/2033(A)(D)	$450	$424

Total Asset-Backed Securities
(Cost $37,794) ($ Thousands)		32,306

CONVERTIBLE BONDS — 0.2%
Alarm.com Holdings
0.000%, 01/15/2026(I)	57	49
DISH Network
0.000%, 12/15/2025(I)	970	648
DraftKings Holdings
0.000%, 03/15/2028(I)	680	514
Gannett
6.000%, 12/01/2027(A)	240	202

Total Convertible Bonds
(Cost $1,508) ($ Thousands)		1,413

	Shares
PREFERRED STOCK — 0.2%

Energy — 0.2%
MPLX, 9.538% *(B)(E)	35,351	1,195

Total Preferred Stock
(Cost $1,149) ($ Thousands)		1,195

	Face Amount (Thousands)
MUNICIPAL BOND — 0.0%
Illinois — 0.0%
Illinois State, Build America Bonds, GO
7.350%, 07/01/2035	$193	201

Total Municipal Bond

(Cost $212) ($ Thousands)		201

	Number of Warrants
WARRANTS — 0.0%
Noble Corp PLC, Expires 02/07/2028
Strike Price $19.27 *	2,787	90
Noble Corp PLC, Expires 02/07/2028
Strike Price $23.13 *	2,787	78

Total Warrants
(Cost $13) ($ Thousands)		168

SEI Institutional Managed Trust

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%
Intelsat Jackson Holdings *‡‡(B)	4,720	$–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $83) ($ Thousands)		196

Total Investments in Securities — 96.0%
(Cost $713,660) ($ Thousands)		$633,239

WRITTEN OPTION — (0.0)%
Total Written Option
(Premiums Received $17) ($ Thousands)		$(60)

A list of the open exchange traded options contracts held by the Fund at September 30, 2023 is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
USD Call	3,160,000	$4,201	$1.33	11/18/2023	$5
USD Put	2,210,000	2,963	1.34	10/21/2023	3

		7,164			8

Call Options
December 2023, 3 Month SOFR	6	$1,489	99.25	12/16/2023	$–
November 2023, U.S. 10 Year Future Option	63	6,962	110.50	10/21/2023	10
January 2024, U.S. 10 Year Future Option	3	355	118.50	12/16/2023	–
USD Call	4,100,000	5,182	1.26	10/21/2023	178

		13,988			188

Total Purchased Options		$21,152			$196
WRITTEN OPTION — 0.0%
Call Options
USD Call	(4,100,000)	$(5,053)	1.23	10/21/2023	$(60)

Total Written Option		$(5,053)			$(60)

A list of the open futures contracts held by the Fund at September 30, 2023 is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
3 Month SOFR	52	Decr-2024	$12,561	$12,403	$(158)
Australian 10-Year Bond	24	Dec-2023	1,769	1,734	(51)
Euro-Bobl	5	Dec-2023	638	613	(5)
ICE 3-Month SONIA	38	Jun-2024	11,405	10,985	43
ICE 3-Month SONIA	116	Dec-2023	33,942	33,531	(201)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
ICE 3-Month SONIA	37	Dec-2023	$10,950	$10,682	$88
ICE 3-Month SONIA	1	Dec-2024	302	290	1
Long Gilt 10-Year Bond	28	Dec-2023	3,333	3,218	13
U.S. 2-Year Treasury Note	528	Dec-2023	107,252	107,031	(221)
U.S. 5-Year Treasury Note	28	Dec-2023	2,943	2,950	7
U.S. 5-Year Treasury Note	28	Dec-2023	2,982	2,950	(32)
U.S. 10-Year Treasury Note	77	Dec-2023	8,321	8,321	–
U.S. 10-Year Treasury Note	648	Dec-2023	71,195	70,025	(1,170)
U.S. Long Treasury Bond	144	Dec-2023	17,221	16,385	(837)
U.S. Ultra Long Treasury Bond	147	Dec-2023	18,618	17,447	(1,171)
Ultra 10-Year U.S. Treasury Note	132	Dec-2023	15,134	14,726	(408)
			318,566	313,291	(4,102)
Short Contracts
3 Month SOFR	(90)	Dec-2023	$(21,412)	$(21,274)	$138
			$297,154	$292,017	$(3,964)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023 is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	12/06/23	USD	330	EUR	307	$(3)
BNP Paribas	10/18/23	CAD	1,047	USD	774	(1)
BNP Paribas	10/20/23	EUR	670	USD	730	20
BNP Paribas	10/20/23	AUD	950	USD	652	39
BNP Paribas	10/20/23	USD	2,584	EUR	2,360	(84)
BNP Paribas	10/20/23	USD	3,368	NOK	35,787	(1)
BNP Paribas	10/20/23	USD	3,180	CAD	4,310	9
BNP Paribas	10/20/23	USD	1,326	CAD	1,780	(9)
BNP Paribas	10/20/23	CAD	971	USD	732	14
BNP Paribas	10/20/23	CAD	4,123	USD	3,042	(8)
BNP Paribas	10/20/23	USD	6,625	AUD	9,977	(182)
BNP Paribas	10/20/23	NOK	24,010	USD	2,369	111
BNP Paribas	11/09/23	CAD	1,488	USD	1,106	5
Citigroup	12/06/23	EUR	12,475	USD	13,363	116
Citigroup	12/20/23	NZD	1,501	USD	884	(18)
Deutsche Bank	12/20/23	GBP	921	USD	1,148	24
Deutsche Bank	12/20/23	AUD	1,553	USD	994	(11)
Goldman Sachs	10/20/23	USD	304	MXN	5,370	4
Goldman Sachs	10/20/23	MXN	33,941	USD	1,969	22
JPMorgan Chase Bank	10/16/23	USD	886	GBP	682	(54)
JPMorgan Chase Bank	10/20/23	USD	10	NZD	16	—
JPMorgan Chase Bank	10/20/23	ZAR	30	USD	2	—
JPMorgan Chase Bank	10/20/23	USD	667	AUD	1,010	(14)
JPMorgan Chase Bank	10/20/23	AUD	1,510	USD	1,021	45
JPMorgan Chase Bank	10/20/23	NOK	5,610	USD	553	26
JPMorgan Chase Bank	10/20/23	IDR	10,942,340	USD	725	18
Morgan Stanley	10/20/23	USD	15	BRL	73	—
Morgan Stanley	10/20/23	USD	542	NOK	5,500	(25)
Morgan Stanley	10/20/23	USD	692	CNH	4,980	(8)
Morgan Stanley	10/20/23	USD	893	MXN	15,790	12
Morgan Stanley	10/20/23	USD	1,691	EUR	1,560	(38)
Morgan Stanley	10/20/23	USD	2,460	CAD	3,297	(20)

SEI Institutional Managed Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	10/20/23	USD	2,857	JPY	398,147	$(179)
Morgan Stanley	10/20/23	USD	3,259	GBP	2,591	(96)
Morgan Stanley	10/20/23	CNH	4,980	USD	698	14
Morgan Stanley	10/20/23	MXN	6,630	USD	381	1
Morgan Stanley	10/20/23	EUR	7,002	USD	7,706	287
Morgan Stanley	10/20/23	GBP	7,416	USD	9,524	472
Morgan Stanley	10/30/23	GBP	1,120	USD	1,430	63
Morgan Stanley	12/20/23	EUR	1,284	USD	1,380	16
Morgan Stanley	12/20/23	USD	2,533	JPY	366,965	(39)
Morgan Stanley	12/20/23	USD	3,048	CHF	2,692	(77)
Morgan Stanley	12/20/23	SEK	10,337	USD	932	(24)
State Street	12/20/23	CAD	1,953	USD	1,432	(15)
State Street	12/20/23	NOK	10,660	USD	998	(7)
UBS	11/09/23	USD	495	MXN	8,593	(4)
						$401

A list of the open OTC swap agreements held by the Fund at September 30, 2023 is as follows:

Interest Rate Swap

Counterparty	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase	10.23%	BRL-CDI	Annually	01/02/2029	BRL	23,190	$(177)	$–	$(177)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023 is as follows:

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
BZDIOVRA	12.30%	Monthly	01/02/2024	BRL	1,690	$–	$–	$–
12.795%	BZDIOVRA	Monthly	01/02/2024	BRL	7,200	(2)	–	(2)
11.814%	BZDIOVRA	Monthly	01/02/2024	BRL	12,765	(2)	–	(2)
10.95%	BZDIOVRA	Monthly	01/02/2025	BRL	4,140	(1)	–	(1)
13.30%	BZDIOVRA	Monthly	01/02/2025	BRL	4,360	(26)	–	(26)
BZDIOVRA	12.06%	Monthly	01/02/2025	BRL	5,500	15	(6)	21
BZDIOVRA	12.063750%	Monthly	01/02/2025	BRL	6,480	18	–	18
BZDIOVRA	10.85%	Monthly	01/02/2026	BRL	2,750	2	–	2
BZDIOVRA	13.03%	Monthly	01/04/2027	BRL	2,270	33	2	31
10.2861%	BZDIOVRA	Monthly	01/04/2027	BRL	4,470	12	–	12
BZDIOVRA	8.495%	Monthly	01/04/2027	BRL	1,200	(15)	(24)	9
BZDIOVRA 1M	BRL @11.23%	Monthly	01/04/2027	BRL	800	1	(5)	6
13.95%	BZDIOVRA	Monthly	01/02/2024	BRL	3,790	3	–	3
9.75%	MXIBTIIE	Monthly	12/17/2025	MXN	58,410	36	14	22
28-DAY MXN - TIIE	7.2%	Monthly	07/17/2024	MXN	365,383	(691)	–	(691)
3.05%	SD-SOFR-OIS	Annually	02/15/2048	USD	2,879	472	105	367
3.15%	USD-SOFR-OIS	Annually	05/15/2048	USD	3,364	500	–	500
3.25%	EUR006M	Annually	12/20/2033	EUR	2,340	26	(18)	44
CNRR007	2.0%	Quarterly	12/20/2025	CNY	28,550	(8)	(9)	1
CNRR007	2.25%	Quarterly	12/20/2028	CNY	26,060	(28)	(10)	(18)
3.25%	EUR006M	Annually	12/20/2026	EUR	2,530	19	12	7
3.25%	EUR006M	Annually	12/20/2028	EUR	1,100	6	(1)	7
3.25%	EUR006M	Annually	12/20/2030	EUR	3,040	18	(16)	34

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Income Fund (Concluded)

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
3.00%	EUR006M	Annually	12/20/2043	EUR	330	$16	$5	$11
2.50%	EUR006M	Annually	12/20/2053	EUR	260	30	19	11
4.25%	SONIO	Annually	12/20/2033	GBP	400	3	(2)	5
KWCDC	3.75%	Quarterly	12/20/2025	KRW	188,200	–	–	–
KWCDC	3.50%	Quarterly	12/20/2028	KRW	2,642,910	(27)	(15)	(12)
KWCDC	3.50%	Quarterly	12/20/2033	KRW	685,990	(13)	(6)	(7)
WIBO6M	4.50%	Semi-Annually	12/20/2025	PLN	4,150	4	6	(2)
WIBR6M	4.25%	Semi-Annually	12/20/2028	PLN	3,610	(8)	2	(10)
WIBO6M	4.75%	Semi-Annually	12/20/2033	PLN	2,420	(9)	5	(14)
4.00%	SOFRRATE	Annually	12/20/2028	USD	1,500	21	6	15
3.50%	SOFRRATE	Annually	12/20/2033	USD	370	22	14	8
SOFRATE	3.696108%	Annually	09/26/2028	USD	5,910	(25)	(3)	(22)
3.781828%	SOFRRATE	Annually	09/22/2036	USD	1,370	34	2	32
SOFRRATE	3.35%	Annually	10/26/2027	USD	39,920	(391)	85	(476)
3.24%	SOFRRATE	Annually	10/26/2035	USD	9,550	605	56	549
7.75%	JIBA3M	Quarterly	12/20/2025	ZAR	35,640	25	10	15
JIBA3M	9.25%	Quarterly	12/20/2033	ZAR	6,930	(17)	(7)	(10)
						$658	$221	$437

Credit Default Swaps - Buy Protection

Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.IG.4112/28@500	5.00%	Quarterly	12/20/2028	$963	$(9)	$(7)	$(2)
CDS-DAIGR@100BP5.1Y	1.00%	Quarterly	12/20/2024	1,290	(11)	(7)	(4)
CDS-GM@500BP4.9Y	5.00%	Quarterly	06/20/2026	1,450	(141)	(154)	13
					$(161)	$(168)	$7

Credit Default Swaps - Sell Protection

Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDS-CDX.NA.IG.4112/28@100	1.00%	Quarterly	12/20/2028	$536	$7	$7	$–
CDS-F@500BPS 4.9Y	5.00%	Quarterly	06/20/2026	1,450	124	115	9
CDS-VW@100BP5.1Y	1.00%	Quarterly	12/20/2024	1,290	6	4	2
ICE CD BA 1.00 20JUN24 P	1.00%	Quarterly	06/20/2024	525	2	2	–
ICE CD CDXIG533 1.00 20DE	1.00%	Quarterly	12/20/2024	2,375	20	15	5
ICE CD CDXIG534 1.00 20JU	1.00%	Quarterly	06/20/2025	26,200	265	136	129
ICE CD CHILE 1.00 20DEC28	1.00%	Quarterly	12/20/2028	210	3	4	(1)
ICE CD CXPHY534 5.00 20JU	5.00%	Quarterly	06/25/2025	6,092	159	(81)	240
ICE CD GE 1.00 20JUN26 P	1.00%	Quarterly	06/20/2026	1,175	17	10	7
ICE CD PHILIP 1.00 20DEC2	1.00%	Quarterly	12/20/2028	390	3	3	–
REPUBLIC OF PERU	1.00%	Quarterly	12/20/2028	980	7	8	(1)
UNITED MEXICAN STATES	1.00%	Quarterly	12/20/2028	1,160	(14)	(13)	(1)
					$599	$210	$389

SEI Institutional Managed Trust

Percentages are based on Net Assets of $659,832 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $288,309 ($ Thousands), representing 43.7% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Security is in default on interest payment.
(D)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(E)	Perpetual security with no stated maturity date.
(F)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(G)	Unsettled bank loan. Interest rate may not be available.
(H)	No interest rate available.
(I)	Zero coupon security.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)(1)		Total ($)
Corporate Obligations	–	340,290	–	^	340,290
Loan Participations	–	72,923	2,807		75,730
Sovereign Debt	–	57,902	–		57,902
Mortgage-Backed Securities	–	49,815	–		49,815
Common Stock	37,775	–	863		38,638
Foreign Common Stock	35,385	–	–		35,385
Asset-Backed Securities	–	32,306	–	^	32,306
Convertible Bonds	–	1,413	–		1,413
Preferred Stock	–	–	1,195		1,195
Municipal Bond	–	201	–		201
Warrants	–	168	–		168
Rights	–	–	–	^	–
Purchased Options	196	–	–		196
Total Investments in Securities	73,356	555,018	4,865		633,239

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(60)	–	–	(60)
Futures Contracts*
Unrealized Appreciation	290	–	–	290
Unrealized Depreciation	(4,254)	–	–	(4,254)
Forward Contracts*
Unrealized Appreciation	–	1,318	–	1,318
Unrealized Depreciation	–	(917)	–	(917)
OTC Swap
Interest Rate Swap*
Unrealized Depreciation	–	(177)	–	(177)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	405	–	405
Unrealized Depreciation	–	(9)	–	(9)
Interest Rate Swaps*
Unrealized Appreciation	–	1,730	–	1,730
Unrealized Depreciation	–	(1,293)	–	(1,293)
Total Other Financial Instruments	(4,024)	1,057	–	(2,967)

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ This category includes securities with a value less than $500.

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 66.8%
U.S. Treasury Bills ^
5.408%, 07/11/2024 (A)	$300	$288
5.353%, 11/21/2023 (A)	5,000	4,963
5.319%, 11/02/2023 (A)	11,000	10,950
5.315%, 11/14/2023 (A)	9,500	9,440
5.306%, 10/26/2023 (A)	11,000	10,961
5.306%, 11/07/2023 (A)	11,000	10,942
5.299%, 10/19/2023 (A)	10,000	9,975
5.039%, 10/12/2023 (A)	4,500	4,493
U.S. Treasury Inflation Protected Securities
0.750%, 07/15/2028 (I)	10,952	10,190
0.375%, 07/15/2027	155,703	144,377
0.125%, 07/15/2024 (B)	110,219	107,659
0.125%, 07/15/2026 (B)	83,601	78,136
U.S. Treasury Notes ^
5.618%, USBMMY3M + 0.200%, 01/31/2025 (C)(J)	7,200	7,211
5.587%, USBMMY3M + 0.169%, 04/30/2025 (C)	7,100	7,103
5.558%, USBMMY3M + 0.140%, 10/31/2024 (C)	7,000	7,008
5.543%, USBMMY3M + 0.125%, 07/31/2025 (C)	4,200	4,196
5.455%, USBMMY3M + 0.037%, 07/31/2024 (C)	7,100	7,102
5.403%, USBMMY3M + -0.015%, 01/31/2024 (C)(J)	9,900	9,901
5.343%, USBMMY3M + -0.075%, 04/30/2024 (C)	5,000	4,999
5.000%, 08/31/2025	900	898
4.750%, 07/31/2025	700	695
4.625%, 02/28/2025	1,100	1,090
4.375%, 08/15/2026	700	691

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
4.000%, 02/15/2026	$600	$587

Total U.S. Treasury Obligations
(Cost $462,369) ($ Thousands)		453,855

	Shares
COMMON STOCK — 28.7%

Communication Services — 2.3%
Activision Blizzard Inc	5,385	504
Alphabet Inc, Cl A *	16,434	2,151
Alphabet Inc, Cl C *	14,284	1,883
Anterix Inc *	1,000	31
AT&T Inc (D)	125,387	1,883
Cogent Communications Holdings Inc	527	33
Electronic Arts Inc	1,967	237
Frontier Communications Parent Inc *	3,579	56
GCI Liberty Inc *	1,700	—
Globalstar Inc *	18,300	24
Gogo Inc *	1,300	16
Iridium Communications Inc	2,253	103
Liberty Media -Liberty Formula One, Cl C *	1,436	90
Liberty Media -Liberty Live, Cl C *	61	2
Live Nation Entertainment Inc *	1,041	86
Lumen Technologies Inc	18,871	27
Madison Square Garden Entertainment, Cl A *	500	16
Madison Square Garden Sports Corp	200	35
Marcus Corp/The	1,500	23
Match Group Inc *	615	24
Meta Platforms Inc, Cl A *	6,143	1,844
Netflix Inc *	3,045	1,150
Pinterest Inc, Cl A *	1,527	41
ROBLOX Corp, Cl A *	3,255	94
Roku Inc, Cl A *	918	65
Spotify Technology SA *	1,002	155
Take-Two Interactive Software Inc, Cl A *	1,241	174
Telephone and Data Systems Inc	1,600	29
TKO Group Holdings Inc	400	34
T-Mobile US Inc	9,820	1,375
Verizon Communications Inc	73,484	2,382
Walt Disney Co/The *	12,202	989
Warner Bros Discovery Inc *(D)	14,759	160
ZoomInfo Technologies Inc, Cl A *	897	15

		15,731
Consumer Staples — 7.1%
Albertsons Cos Inc, Cl A	5,902	134
Altria Group Inc (D)	33,833	1,423
Andersons Inc/The	700	36
Archer-Daniels-Midland Co	10,406	785
B&G Foods Inc, Cl A	1,600	16
BellRing Brands Inc *	2,498	103

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Beyond Meat Inc *	1,600	$15
BJ's Wholesale Club Holdings Inc *	2,723	194
Boston Beer Co Inc/The, Cl A *	220	86
Brown-Forman Corp, Cl A	805	47
Brown-Forman Corp, Cl B	3,799	219
Bunge Ltd	2,739	296
Cal-Maine Foods Inc	923	45
Campbell Soup Co	4,027	165
Casey's General Stores Inc	548	149
Celsius Holdings Inc *	1,096	188
Central Garden & Pet Co, Cl A *	800	32
Chefs' Warehouse Inc/The *	624	13
Church & Dwight Co Inc	4,670	428
Clorox Co/The	2,460	322
Coca-Cola Co/The (D)	74,584	4,175
Coca-Cola Consolidated Inc	92	59
Colgate-Palmolive Co	15,536	1,105
Conagra Brands Inc	9,676	265
Constellation Brands Inc, Cl A	2,899	729
Costco Wholesale Corp (D)	8,442	4,769
Coty Inc, Cl A *	6,276	69
Darling Ingredients Inc *	3,173	166
Dollar General Corp	4,847	513
Dollar Tree Inc *	3,930	418
Edgewell Personal Care Co	1,021	38
elf Beauty Inc *	1,018	112
Energizer Holdings Inc	1,030	33
Estee Lauder Cos Inc/The, Cl A	4,295	621
Flowers Foods Inc	3,704	82
Freshpet Inc *	959	63
General Mills Inc	11,356	727
Grocery Outlet Holding Corp *	1,488	43
Hain Celestial Group Inc/The *	1,623	17
Herbalife Ltd *	1,741	24
Hershey Co/The	2,917	584
Hormel Foods Corp	5,746	219
Hostess Brands Inc, Cl A *	2,747	91
Ingles Markets Inc, Cl A	244	18
Ingredion Inc	1,343	132
Inter Parfums Inc	362	49
J & J Snack Foods Corp	289	47
J M Smucker Co/The	2,128	262
Kellanova	4,912	292
Kenvue Inc	30,980	622
Keurig Dr Pepper Inc	17,290	546
Kimberly-Clark Corp	6,616	800
Kraft Heinz Co/The	13,908	468
Kroger Co/The	12,414	556
Lamb Weston Holdings Inc	2,889	267
Lancaster Colony Corp	382	63
McCormick & Co Inc/MD	4,935	373
Medifast Inc	244	18

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
MGP Ingredients Inc	172	$18
Molson Coors Beverage Co, Cl B	3,320	211
Mondelez International Inc, Cl A	25,773	1,789
Monster Beverage Corp *	14,508	768
Nu Skin Enterprises Inc, Cl A	1,000	21
PepsiCo Inc (D)	26,490	4,488
Performance Food Group Co *	2,982	176
Philip Morris International Inc (D)	29,403	2,722
Pilgrim's Pride Corp *	945	22
Post Holdings Inc *	1,153	99
PriceSmart Inc	400	30
Primo Water Corp	3,197	44
Procter & Gamble Co/The (D)	44,554	6,499
Simply Good Foods Co/The *	1,649	57
Spectrum Brands Holdings Inc	664	52
Sprouts Farmers Market Inc *	2,262	97
Sysco Corp, Cl A	9,604	634
Target Corp, Cl A	8,570	948
TreeHouse Foods Inc *	904	39
Tyson Foods Inc, Cl A (D)	5,364	271
United Natural Foods Inc *	1,213	17
Universal Corp/VA	497	23
US Foods Holding Corp *	4,316	171
Utz Brands Inc	1,988	27
Vector Group Ltd	1,726	18
Walgreens Boots Alliance Inc	13,559	302
Walmart Inc (D)	26,965	4,312
WD-40 Co	260	53
Weis Markets Inc	430	27

		48,066
Energy — 7.6%
Antero Midstream Corp	9,736	117
Antero Resources Corp *	7,702	195
APA Corp	8,225	338
Archrock Inc	3,390	43
Baker Hughes Co, Cl A	26,194	925
Berry Corp	3,100	25
Bristow Group Inc *	534	15
Cactus Inc, Cl A	1,812	91
California Resources Corp	1,741	98
Callon Petroleum *	1,389	54
ChampionX Corp	5,340	190
Cheniere Energy Inc	6,445	1,070
Chesapeake Energy Corp	3,194	275
Chevron Corp (D)	45,010	7,590
Chord Energy Corp	1,090	177
Civitas Resources Inc	1,679	136
Clean Energy Fuels Corp *	5,202	20
CNX Resources Corp *	4,229	95
Comstock Resources Inc	2,387	26
ConocoPhillips (D)	31,031	3,718
CONSOL Energy Inc	977	103

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Core Laboratories	900	$22
Coterra Energy Inc	19,796	535
CVR Energy Inc	1,100	37
Delek US Holdings Inc	1,629	46
Denbury *	1,416	139
Devon Energy Corp	16,520	788
DHT Holdings Inc	3,600	37
Diamond Offshore Drilling *	2,078	31
Diamondback Energy Inc, Cl A	4,653	721
Dorian LPG Ltd	1,100	32
Dril-Quip Inc *	1,031	29
DT Midstream Inc	2,545	135
Energy Fuels Inc/Canada *	4,600	38
EOG Resources Inc	15,118	1,916
EQT Corp	9,302	377
Equitrans Midstream Corp	10,419	98
Expro Group Holdings NV *	2,400	56
Exxon Mobil Corp (D)	103,757	12,200
Green Plains Inc *	1,600	48
Gulfport Energy Corp *	323	38
Halliburton Co	23,535	953
Helix Energy Solutions Group Inc *	3,640	41
Helmerich & Payne Inc	2,950	124
Hess Corp	7,241	1,108
HF Sinclair Corp	3,762	214
International Seaways Inc	872	39
Kinder Morgan Inc	52,929	878
Kinetik Holdings, Cl A	700	24
Liberty Energy Inc, Cl A	3,518	65
Magnolia Oil & Gas Corp, Cl A	4,900	112
Marathon Oil Corp	16,554	443
Marathon Petroleum Corp (D)	11,337	1,716
Matador Resources Co	3,062	182
Murphy Oil Corp	4,076	185
Nabors Industries Ltd *	162	20
New Fortress Energy Inc, Cl A	1,310	43
Noble Corp PLC	2,109	107
Nordic American Tankers Ltd	7,400	30
Northern Oil and Gas Inc	1,737	70
NOV Inc	10,471	219
Occidental Petroleum Corp	18,024	1,169
Oceaneering International Inc, Cl A *	2,944	76
Oil States International Inc *	2,500	21
ONEOK Inc	11,677	741
Ovintiv Inc	6,439	306
Par Pacific Holdings Inc *	914	33
Patterson-UTI Energy Inc	6,529	90
PBF Energy Inc, Cl A	2,792	149
Peabody Energy Corp	3,127	81
Permian Resources Corp, Cl A	6,669	93
Phillips 66	11,763	1,413
Pioneer Natural Resources Co	6,038	1,386

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
ProPetro Holding Corp *	3,200	$34
Range Resources Corp	5,957	193
REX American Resources Corp *	800	33
SandRidge Energy Inc	1,300	20
Schlumberger NV, Cl A	36,656	2,137
Seadrill *	1,100	49
Select Water Solutions Inc, Cl A	3,100	25
Sitio Royalties Corp, Cl A	2,300	56
SM Energy Co	3,033	120
Southwestern Energy Co *	27,510	177
Talos Energy Inc *	2,700	44
Targa Resources Corp	6,004	515
Texas Pacific Land Corp	148	270
Tidewater Inc *	1,111	79
Uranium Energy *	10,495	54
US Silica Holdings Inc *	2,300	32
Valaris *	1,562	117
Valero Energy Corp (D)	9,432	1,337
Vital Energy *	438	24
Vitesse Energy Inc	1,100	25
Weatherford International PLC *	1,769	160
Williams Cos Inc/The	32,612	1,099
World Kinect Corp	1,161	26

		51,381
Health Care — 5.7%
10X Genomics Inc, Cl A *	859	35
Abbott Laboratories	12,342	1,195
AbbVie Inc	12,570	1,874
Acadia Healthcare Co Inc, Cl A *	630	44
ACADIA Pharmaceuticals Inc *	1,368	29
Agilent Technologies Inc	2,148	240
agilon health Inc *	1,237	22
Akero Therapeutics Inc *	500	25
Align Technology Inc *	556	170
Alkermes PLC *	1,921	54
Alnylam Pharmaceuticals Inc *	985	174
Amedisys Inc *	244	23
Amgen Inc, Cl A (D)	3,846	1,034
Amicus Therapeutics Inc *	2,000	24
AMN Healthcare Services Inc *	330	28
Amphastar Pharmaceuticals Inc *	300	14
Apellis Pharmaceuticals Inc *	667	25
Arrowhead Pharmaceuticals Inc *	730	20
Avantor Inc *	4,846	102
Axonics Inc *	416	23
Axsome Therapeutics Inc *	300	21
Azenta Inc *	700	35
Baxter International Inc (D)	3,630	137
Beam Therapeutics *	669	16
Becton Dickinson & Co	2,016	521
BioCryst Pharmaceuticals Inc *	3,287	23
Biogen Inc *	1,041	268

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
BioMarin Pharmaceutical Inc *	1,420	$126
Bio-Rad Laboratories Inc, Cl A *	142	51
Bio-Techne Corp	1,010	69
Blueprint Medicines Corp *	389	20
Boston Scientific Corp *	10,234	540
Bridgebio Pharma Inc *	900	24
Bristol-Myers Squibb Co	14,840	861
Bruker Corp	802	50
Cardinal Health Inc	1,827	159
Catalent Inc *	1,252	57
Cencora Inc, Cl A	1,156	208
Centene Corp *	3,831	264
Cerevel Therapeutics Holdings *	600	13
Certara Inc *	1,200	17
Charles River Laboratories International Inc *	396	78
Chemed Corp	100	52
Cigna Group/The	2,077	594
CONMED Corp	359	36
Cooper Cos Inc/The, Cl A	405	129
Crinetics Pharmaceuticals Inc *	1,200	36
CVS Health Corp	9,207	643
Cytokinetics Inc *	967	28
Danaher Corp, Cl A	4,698	1,166
DaVita Inc *	499	47
Denali Therapeutics Inc *	876	18
DENTSPLY SIRONA Inc	1,315	45
Dexcom Inc *	2,813	262
Doximity Inc, Cl A *	621	13
Dynavax Technologies Corp *	1,400	21
Edwards Lifesciences Corp, Cl A *	5,467	379
Elanco Animal Health Inc *	3,057	34
Elevance Health Inc	1,684	733
Eli Lilly & Co	5,846	3,140
Embecta	800	12
Encompass Health Corp	777	52
Enovis Corp *	600	32
Ensign Group Inc/The	243	23
Envista Holdings Corp *	1,312	37
Evolent Health Inc, Cl A *	1,100	30
Exact Sciences Corp *	1,347	92
Exelixis Inc *	1,765	39
GE HealthCare Technologies Inc	2,799	190
Geron *	6,200	13
Gilead Sciences Inc (D)	9,381	703
Glaukos Corp *	300	23
Globus Medical Inc, Cl A *	616	31
Guardant Health Inc *	1,000	30
Haemonetics Corp *	463	41
Halozyme Therapeutics Inc *	1,037	40
HCA Healthcare Inc	1,518	373
HealthEquity Inc *	444	32

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Henry Schein Inc *	773	$57
Hologic Inc *	1,734	120
Horizon Therapeutics Plc *	1,612	187
Humana Inc	841	409
ICON PLC *	615	151
IDEXX Laboratories Inc *	587	257
Illumina Inc *	1,188	163
ImmunoGen Inc *	1,600	25
Inari Medical *	438	29
Incyte Corp *	1,423	82
Inmode *	500	15
Insmed Inc *	978	25
Inspire Medical Systems Inc *	203	40
Insulet Corp *	491	78
Integra LifeSciences Holdings Corp *	462	18
Intellia Therapeutics *	968	31
Intra-Cellular Therapies Inc, Cl A *	567	30
Intuitive Surgical Inc *	2,485	726
Ionis Pharmaceuticals Inc *	841	38
Iovance Biotherapeutics Inc *	2,700	12
IQVIA Holdings Inc *	1,321	260
iRhythm Technologies Inc *	262	25
Jazz Pharmaceuticals PLC *	367	48
Johnson & Johnson	17,506	2,727
Karuna Therapeutics Inc *	275	47
Krystal Biotech Inc *	200	23
Laboratory Corp of America Holdings	571	115
Lantheus Holdings Inc *	498	35
LivaNova PLC *	414	22
Masimo Corp *	338	30
McKesson Corp	992	431
Medpace Holdings Inc *	166	40
Medtronic PLC	9,366	734
Merck & Co Inc	18,019	1,855
Merit Medical Systems Inc *	444	31
Mettler-Toledo International Inc *	151	167
Moderna Inc *	2,477	256
Molina Healthcare Inc *	364	119
Natera Inc *	481	21
Neogen Corp, Cl B *	1,862	35
NeoGenomics Inc *	1,200	15
Neurocrine Biosciences Inc *	720	81
Novocure Ltd *	610	10
Omnicell Inc *	500	23
Option Care Health Inc *	1,155	37
Organon & Co	1,600	28
Pacific Biosciences of California Inc *	2,300	19
Pacira BioSciences Inc *	527	16
Penumbra Inc *	302	73
Perrigo Co PLC	900	29
Pfizer Inc	39,886	1,323
Premier Inc, Cl A	1,400	30

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Progyny Inc *	716	$24
PTC Therapeutics Inc *	534	12
QIAGEN NV *	1,980	80
Quest Diagnostics Inc	811	99
QuidelOrtho Corp *	400	29
R1 RCM Inc *	1,648	25
Regeneron Pharmaceuticals Inc *	742	611
Repligen Corp *	337	54
ResMed Inc	945	140
Revance Therapeutics Inc *	912	10
REVOLUTION Medicines *	955	26
Revvity Inc	810	90
Roivant Sciences Ltd *	2,000	23
Royalty Pharma PLC, Cl A	2,632	71
Sarepta Therapeutics Inc *	609	74
Schrodinger Inc/United States *	400	11
Seagen Inc *	976	207
Select Medical Holdings Corp	800	20
Shockwave Medical Inc *	270	54
Silk Road Medical Inc *	6	—
Sotera Health Co *	1,200	18
SpringWorks Therapeutics Inc *	600	14
STAAR Surgical Co *	497	20
STERIS PLC	699	153
Stryker Corp	2,552	697
Tandem Diabetes Care Inc *	625	13
Teladoc Health Inc *	1,010	19
Teleflex Inc	332	65
Tenet Healthcare Corp *	787	52
Thermo Fisher Scientific Inc	2,721	1,377
Travere Therapeutics Inc *	1,100	10
Twist Bioscience Corp *	978	20
Ultragenyx Pharmaceutical Inc *	500	18
United Therapeutics Corp *	307	69
UnitedHealth Group Inc (D)	6,713	3,385
Universal Health Services Inc, Cl B	447	56
Vaxcyte Inc *	790	40
Veeva Systems Inc, Cl A *	989	201
Vertex Pharmaceuticals Inc *	1,836	638
Viatris Inc, Cl W	7,870	78
Waters Corp *	366	100
West Pharmaceutical Services Inc	562	211
Xencor Inc *	1,152	23
Zimmer Biomet Holdings Inc	1,621	182
Zoetis Inc, Cl A	3,485	606

		38,805
Information Technology — 1.9%
Accenture PLC, Cl A	1,865	573
Adobe Inc *	1,305	665
Akamai Technologies Inc *	400	43
Amdocs Ltd	506	43
ANSYS Inc *	305	91

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
AppLovin Corp, Cl A *	700	$28
Aspen Technology Inc *	180	37
Atlassian Corp, Cl A *	445	90
Autodesk Inc, Cl A *	604	125
Bentley Systems Inc, Cl B	500	25
BILL Holdings Inc *	249	27
Cadence Design Systems Inc *	812	190
Cloudflare Inc, Cl A *	640	40
Cognizant Technology Solutions Corp, Cl A	1,350	91
Confluent Inc, Cl A *	600	18
Crowdstrike Holdings Inc, Cl A *	482	81
Datadog Inc, Cl A *	816	74
DocuSign Inc, Cl A *	653	27
DXC Technology Co *	800	17
Dynatrace Inc *	716	33
EPAM Systems Inc *	131	34
Fair Isaac Corp *	87	76
Five9 Inc *	300	19
Fortinet Inc *	1,745	102
Gartner Inc *	238	82
Gen Digital Inc	1,074	19
GoDaddy Inc, Cl A *	419	31
Guidewire Software Inc, Cl Z *	353	32
HubSpot Inc *	125	62
International Business Machines Corp	2,674	375
Intuit Inc	822	420
Manhattan Associates Inc *	282	56
Microsoft Corp (D)	21,300	6,726
MongoDB Inc, Cl A *	194	67
Nutanix Inc, Cl A *	803	28
Okta Inc, Cl A *	416	34
Oracle Corp, Cl B	4,496	476
Palantir Technologies Inc, Cl A *	4,502	72
Palo Alto Networks Inc *	859	201
PTC Inc *	430	61
Roper Technologies Inc	390	189
Salesforce Inc *	2,695	547
ServiceNow Inc *	605	338
Snowflake Inc, Cl A *	799	122
Splunk Inc *	394	58
Synopsys Inc *	483	222
Twilio Inc, Cl A *	500	29
Tyler Technologies Inc *	169	65
UiPath Inc, Cl A *	1,400	24
Unity Software Inc *	650	20
VeriSign Inc *	214	43
VMware Inc, Cl A *	747	124
Workday Inc, Cl A *	634	136
Zoom Video Communications Inc, Cl A *	918	64
Zscaler Inc *	260	40

		13,312

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Real Estate — 2.7%
Acadia Realty Trust ‡	2,011	$29
Agree Realty Corp ‡	1,302	72
Alexander & Baldwin Inc ‡	1,640	27
Alexandria Real Estate Equities Inc ‡	2,802	281
American Assets Trust Inc ‡	984	19
American Homes 4 Rent, Cl A ‡	5,500	185
American Tower Corp, Cl A ‡	7,197	1,184
Americold Realty Trust Inc ‡	4,338	132
Anywhere Real Estate Inc *	2,300	15
Apartment Income Corp ‡	2,265	70
Apple Hospitality REIT Inc ‡	3,776	58
Armada Hoffler Properties Inc ‡	2,500	26
AvalonBay Communities Inc ‡	2,178	374
Boston Properties Inc ‡	2,505	149
Brixmor Property Group Inc ‡	4,280	89
Broadstone Net Lease Inc, Cl A ‡	2,701	39
Camden Property Trust ‡	1,672	158
CareTrust REIT Inc ‡	1,850	38
CBRE Group Inc, Cl A *	4,957	366
Community Healthcare Trust Inc ‡	600	18
Compass, Cl A *‡	5,600	16
Corporate Office Properties Trust ‡	1,245	30
CoStar Group Inc *	6,712	516
Cousins Properties Inc ‡	2,006	41
Crown Castle Inc ‡	6,749	621
CubeSmart ‡	3,649	139
Cushman & Wakefield PLC *	2,903	22
DiamondRock Hospitality Co ‡	4,869	39
Digital Realty Trust Inc, Cl A ‡	4,501	545
DigitalBridge Group	1,916	34
Douglas Emmett Inc ‡	2,051	26
Easterly Government Properties Inc, Cl A ‡	1,801	21
EastGroup Properties Inc ‡	762	127
Elme Communities ‡	1,907	26
Empire State Realty Trust Inc, Cl A ‡	3,635	29
EPR Properties, Cl A ‡	1,136	47
Equinix Inc ‡	1,444	1,049
Equity Commonwealth ‡	1,656	30
Equity LifeStyle Properties Inc ‡	2,777	177
Equity Residential ‡	5,645	331
Essential Properties Realty Trust Inc ‡	2,357	51
Essex Property Trust Inc ‡	970	206
eXp World Holdings Inc	1,000	16
Extra Space Storage Inc ‡	3,773	459
Federal Realty Investment Trust ‡	1,223	111
First Industrial Realty Trust Inc ‡	2,362	112
Four Corners Property Trust Inc ‡	1,654	37
Gaming and Leisure Properties Inc ‡	4,158	189
Getty Realty Corp ‡	1,063	29
Global Net Lease Inc ‡	2,522	24
Healthcare Realty Trust Inc, Cl A ‡	5,463	83

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Healthpeak Properties Inc ‡	9,107	$167
Highwoods Properties Inc ‡	1,522	31
Host Hotels & Resorts Inc ‡	11,470	184
Howard Hughes Holdings Inc *	800	59
Independence Realty Trust Inc ‡	3,270	46
Innovative Industrial Properties Inc, Cl A ‡	453	34
InvenTrust Properties Corp ‡	1,781	42
Invitation Homes Inc ‡	9,778	310
Iron Mountain Inc ‡	4,395	261
JBG SMITH Properties ‡	1,501	22
Jones Lang LaSalle Inc *	725	102
Kennedy-Wilson Holdings Inc	2,400	35
Kilroy Realty Corp ‡	1,674	53
Kimco Realty Corp ‡	9,547	168
Kite Realty Group Trust ‡	3,508	75
Lamar Advertising Co, Cl A ‡	1,259	105
LTC Properties Inc ‡	965	31
LXP Industrial Trust, Cl B ‡	4,262	38
Macerich Co/The ‡	3,063	33
Medical Properties Trust Inc ‡	8,748	48
Mid-America Apartment Communities Inc ‡	1,871	241
National Health Investors Inc ‡	646	33
National Storage Affiliates Trust ‡	1,425	45
NETSTREIT Corp ‡	1,878	29
NNN REIT Inc ‡	2,876	102
Omega Healthcare Investors Inc ‡	3,521	117
Opendoor Technologies Inc *	6,700	18
Outfront Media Inc ‡	2,138	22
Park Hotels & Resorts Inc ‡	3,365	41
Pebblebrook Hotel Trust ‡	2,188	30
Phillips Edison & Co Inc ‡	1,658	56
Physicians Realty Trust ‡	2,509	31
Piedmont Office Realty Trust Inc, Cl A ‡	2,900	16
Postal Realty Trust Inc, Cl A ‡	2,000	27
PotlatchDeltic Corp ‡	1,143	52
Prologis Inc ‡	14,342	1,609
Public Storage ‡	2,454	647
Rayonier Inc ‡	2,166	62
Realty Income Corp ‡	10,179	508
Redfin Corp *	1,600	11
Regency Centers Corp ‡	2,644	157
Retail Opportunity Investments Corp ‡	1,522	19
Rexford Industrial Realty Inc ‡	3,377	167
RLJ Lodging Trust ‡	3,389	33
Ryman Hospitality Properties Inc ‡	758	63
Sabra Health Care REIT Inc ‡	2,596	36
Saul Centers Inc ‡	648	23
SBA Communications Corp, Cl A ‡	1,666	334
Service Properties Trust ‡	3,812	29
Simon Property Group Inc ‡	5,015	542
SITE Centers Corp ‡	2,368	29
SL Green Realty Corp ‡	753	28

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Spirit Realty Capital Inc ‡	2,103	$71
St Joe Co/The	700	38
STAG Industrial Inc ‡	2,480	86
Sun Communities Inc ‡	1,947	230
Sunstone Hotel Investors Inc ‡	4,286	40
Tanger Factory Outlet Centers Inc ‡	1,256	28
Terreno Realty Corp ‡	1,234	70
UDR Inc ‡	5,446	194
Uniti Group Inc ‡	3,500	17
Urban Edge Properties ‡	2,241	34
Ventas Inc ‡	6,184	261
Veris Residential Inc ‡	1,108	18
VICI Properties Inc, Cl A ‡	16,051	467
Vornado Realty Trust ‡	2,237	51
Welltower Inc ‡	7,758	636
Weyerhaeuser Co ‡	11,404	350
WP Carey Inc ‡	3,313	179
Xenia Hotels & Resorts Inc ‡	1,762	21
Zillow Group Inc, Cl A *	876	39
Zillow Group Inc, Cl C *	2,250	104

		18,447
Utilities — 1.4%
AES Corp/The	6,326	96
ALLETE Inc	698	37
Alliant Energy Corp	2,214	107
Ameren Corp	2,322	174
American Electric Power Co Inc	4,930	371
American States Water Co	438	34
American Water Works Co Inc	1,737	215
Atmos Energy Corp	1,306	138
Avangrid Inc	876	26
Avista Corp	876	28
Black Hills Corp, Cl A	1,398	71
Brookfield Renewable Corp, Cl A	955	23
California Water Service Group, Cl A	890	42
CenterPoint Energy Inc	5,887	158
Chesapeake Utilities Corp	200	19
Clearway Energy Inc, Cl C	1,083	23
CMS Energy Corp	2,536	135
Consolidated Edison Inc	3,330	285
Constellation Energy Corp	3,035	331
Dominion Energy Inc	8,801	393
DTE Energy Co	1,800	179
Duke Energy Corp	7,942	701
Edison International	3,793	240
Entergy Corp	1,837	170
Essential Utilities Inc	2,696	92
Evergy Inc	1,716	87
Eversource Energy	3,303	192
Exelon Corp	9,416	356
FirstEnergy Corp	4,939	169
Hawaiian Electric Industries Inc	1,510	19

Description	Shares		Market Value ($ Thousands)
COMMON STOCK (continued)
IDACORP Inc, Cl A		343	$32
MGE Energy Inc		425	29
National Fuel Gas Co		862	45
New Jersey Resources Corp		1,036	42
NextEra Energy Inc		20,306	1,163
NiSource Inc		3,940	97
NorthWestern Corp		806	39
NRG Energy Inc		1,818	70
OGE Energy Corp		1,325	44
ONE Gas Inc		343	23
Ormat Technologies Inc		400	28
Otter Tail Corp		400	30
PG&E Corp *		15,170	245
Pinnacle West Capital Corp		958	71
PNM Resources Inc		491	22
Portland General Electric Co		857	35
PPL Corp		7,091	167
Public Service Enterprise Group Inc		4,764	271
Sempra		5,983	407
SJW Group		410	25
Southern Co/The		11,137	721
Southwest Gas Holdings Inc		838	51
Sunnova Energy International Inc *		1,200	13
UGI Corp		2,040	47
Vistra Corp		3,401	113
WEC Energy Group Inc		3,003	242
Xcel Energy Inc		5,236	300
York Water Co/The		600	22

			9,305
Total Common Stock
(Cost $114,155) ($ Thousands)			195,047

	Face Amount (Thousands)
CORPORATE OBLIGATIONS — 7.2%
Communication Services — 0.3%
Altice France
3.375%, 01/15/2028	EUR	117	92
CCO Holdings
4.750%, 02/01/2032 (E)		$535	428
4.500%, 08/15/2030 (E)		63	52
4.500%, 06/01/2033 (E)		219	167
DISH DBS
5.250%, 12/01/2026 (E)		1,007	856
Interpublic Group of
5.375%, 06/15/2033		246	230
Lorca Telecom Bondco
4.000%, 09/18/2027	EUR	237	233

SEI Institutional Managed Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
T-Mobile USA
5.050%, 07/15/2033		$107	$99

			2,157

Consumer Discretionary — 1.1%
Altice Financing
3.000%, 01/15/2028	EUR	237	211
Booking Holdings
4.625%, 04/13/2030		$1,080	1,025
Caesars Entertainment
7.000%, 02/15/2030 (E)		220	214
Carnival
4.000%, 08/01/2028 (E)		605	525
Cox Communications
5.700%, 06/15/2033 (E)		127	122
ERAC USA Finance
4.600%, 05/01/2028 (E)		360	345
Ford Motor
6.100%, 08/19/2032		435	410
Ford Motor Credit
7.350%, 11/04/2027		204	208
General Motors Financial
5.800%, 06/23/2028		327	319
Globo Comunicacao e Participacoes
4.875%, 01/22/2030 (E)		413	343
Harley-Davidson Financial Services
3.050%, 02/14/2027 (E)		700	625
Hyundai Capital America
6.100%, 09/21/2028 (E)		223	221
Las Vegas Sands
3.900%, 08/08/2029		722	616
LKQ
6.250%, 06/15/2033 (E)		138	133
Marriott International
5.750%, 05/01/2025		68	68
5.550%, 10/15/2028		140	138
4.900%, 04/15/2029		309	295
MDC Holdings
6.000%, 01/15/2043		389	326
Royal Caribbean Cruises
8.250%, 01/15/2029 (E)		231	240
Summer BC Holdco B SARL
5.750%, 10/31/2026	EUR	237	230
Time Warner Cable
4.500%, 09/15/2042		$330	229
Wynn Macau
5.625%, 08/26/2028 (E)		348	302
ZF North America Capital
6.875%, 04/14/2028 (E)		569	557

			7,702

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Consumer Staples — 0.6%
Altria Group
3.400%, 05/06/2030	$745	$637
BAT Capital
6.421%, 08/02/2033	122	119
4.906%, 04/02/2030	467	428
2.259%, 03/25/2028	1,028	869
Cargill
5.125%, 10/11/2032 (E)	239	232
JBS USA LUX
6.750%, 03/15/2034 (E)	286	278
Natura & Luxembourg Holdings SARL
6.000%, 04/19/2029 (E)	392	360
Philip Morris International
5.625%, 11/17/2029	110	109
5.375%, 02/15/2033	549	520
4.875%, 02/13/2026	582	573
Pilgrim's Pride
6.875%, 05/15/2034	335	329
Virgolino de Oliveira Finance
10.500%, 01/28/2018 (E)(F)	660	–

		4,454

Energy — 0.4%
Continental Resources
2.268%, 11/15/2026 (E)	1,050	930
Ecopetrol
8.625%, 01/19/2029	512	514
Oleoducto Central
4.000%, 07/14/2027 (E)	221	197
ONEOK
6.050%, 09/01/2033	203	199
ONEOK Partners
6.125%, 02/01/2041	63	58
Ovintiv
6.250%, 07/15/2033	153	148
5.650%, 05/15/2028	104	102
Var Energi
8.000%, 11/15/2032 (E)	403	423
7.500%, 01/15/2028 (E)	314	322

		2,893

Financials — 2.7%
ABN AMRO Bank
4.750%, 07/28/2025 (E)	269	261
AIB Group MTN
4.263%, US0003M + 1.874%, 04/10/2025 (C)(E)	438	432
Aircastle
5.250%, 08/11/2025 (E)	456	444
4.125%, 05/01/2024	181	179
2.850%, 01/26/2028 (E)	904	767

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Ally Financial
6.992%, SOFRRATE + 3.260%, 06/13/2029 (C)	$259	$253
Aviation Capital Group
6.375%, 07/15/2030 (E)	206	199
5.500%, 12/15/2024 (E)	352	346
4.875%, 10/01/2025 (E)	182	175
4.375%, 01/30/2024 (E)	161	160
4.125%, 08/01/2025 (E)	6	6
3.500%, 11/01/2027 (E)	165	146
1.950%, 01/30/2026 (E)	480	431
1.950%, 09/20/2026 (E)	153	133
Banco de Credito del Peru S.A. MTN
3.125%, H15T5Y + 3.000%, 07/01/2030 (C)(E)	755	693
Banco Santander
6.921%, 08/08/2033	400	382
BNP Paribas
8.500%, H15T5Y + 4.354%(C)(E)(G)	669	654
7.375%, USSW5 + 5.150%(C)(G)	200	196
CaixaBank
6.684%, SOFRRATE + 2.080%, 09/13/2027 (C)(E)	343	343
Capital One Financial
6.377%, SOFRRATE + 2.860%, 06/08/2034 (C)	486	459
Charles Schwab
5.375%, H15T5Y + 4.971%(C)(G)	184	177
4.000%, H15T5Y + 3.168%(C)(G)	756	631
Citigroup
9.699%, TSFR3M + 4.330%(C)(G)	125	125
7.625%, H15T5Y + 3.211%(C)(G)	33	32
4.000%, H15T5Y + 3.597%(C)(G)	359	314
Credit Agricole
6.316%, SOFRRATE + 1.860%, 10/03/2029 (C)(E)	252	252
Deutsche Bank NY
7.146%, SOFRRATE + 2.520%, 07/13/2027 (C)	177	178
3.961%, SOFRRATE + 2.581%, 11/26/2025 (C)	315	304
2.129%, SOFRRATE + 1.870%, 11/24/2026 (C)	347	314
Discover Bank
5.974%, USISOA05 + 1.730%, 08/09/2028 (C)	475	435
Goldman Sachs Group
8.501%, TSFR3M + 3.136%(C)(G)	122	122
4.125%, H15T5Y + 2.949%(C)(G)	328	268
ING Groep
6.083%, SOFRRATE + 1.560%, 09/11/2027 (C)	273	272

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lloyds Banking Group
7.500%, USISDA05 + 4.496%(C)(G)		$735	$687
Lloyds Banking Group PLC
7.953%, H15T1Y + 3.750%, 11/15/2033 (C)		604	625
Morgan Stanley
0.406%, 10/29/2027 (C)	EUR	480	450
Nationwide Building Society MTN
2.972%, SOFRRATE + 1.290%, 02/16/2028 (C)(E)		$319	285
NatWest Group
4.269%, US0003M + 1.762%, 03/22/2025 (C)		569	563
OEC Finance
7.125%cash/0% PIK, 12/26/2046 (E)		309	23
PNC Financial Services Group
8.711%, TSFR3M + 3.302%(C)(G)		174	173
S&P Global
4.250%, 05/01/2029		166	157
Santander Holdings USA
4.260%, SOFRINDX + 1.380%, 06/09/2025 (C)		196	192
2.490%, SOFRRATE + 1.249%, 01/06/2028 (C)		67	58
Santander UK Group Holdings
6.833%, SOFRRATE + 2.749%, 11/21/2026 (C)		603	606
Standard Chartered
7.141%, US0003M + 1.510%(C)(E)(G)		400	371
6.000%, H15T5Y + 5.661%(C)(E)(G)		552	524
3.971%, H15T1Y + 1.650%, 03/30/2026 (C)(E)		239	230
Svenska Handelsbanken
4.750%, H15T5Y + 4.048%(C)(G)		800	612
Swiss Re Finance Luxembourg
5.000%, H15T5Y + 3.582%, 04/02/2049 (C)		600	562
Synchrony Financial
4.875%, 06/13/2025		118	113
4.500%, 07/23/2025		120	114
3.950%, 12/01/2027		118	104
2.875%, 10/28/2031		328	233
UniCredit
2.569%, H15T1Y + 2.300%, 09/22/2026 (C)(E)		519	475
US Bancorp
5.300%, TSFR3M + 3.176%(C)(G)		474	396
Wells Fargo
7.625%, H15T5Y + 3.606%(C)(G)		180	181
3.900%, H15T5Y + 3.453%(C)(G)		327	286

			18,103

SEI Institutional Managed Trust

Description	Face Amount (Thousands)		Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Health Care — 0.1%
Organon & Co
2.875%, 04/30/2028	EUR	200	$182
Takeda Pharmaceutical
4.400%, 11/26/2023		$220	219

			401

Industrials — 0.8%
AerCap Ireland Capital DAC
6.500%, 07/15/2025		190	191
4.450%, 04/03/2026		173	166
2.450%, 10/29/2026		671	601
Air Lease
3.625%, 04/01/2027		40	36
2.100%, 09/01/2028		178	148
Air Lease MTN
2.875%, 01/15/2026		85	79
APCOA Parking Holdings GmbH
4.625%, 01/15/2027	EUR	237	228
Delta Air Lines
4.750%, 10/20/2028 (E)		$475	452
4.500%, 10/20/2025 (E)		307	298
Embraer Netherlands Finance BV
5.400%, 02/01/2027		670	652
ENA Master Trust
4.000%, 05/19/2048 (E)		272	195
Flowserve
2.800%, 01/15/2032		246	188
Honeywell International
4.125%, 11/02/2034	EUR	810	841
Lima Metro Line 2 Finance
5.875%, 07/05/2034		$203	195
4.350%, 04/05/2036 (E)		200	174
Odebrecht Holdco Finance
0.000%, 09/10/2058 (E)(H)		294	–
Regal Rexnord
6.050%, 02/15/2026 (E)		789	780
TK Elevator Midco GmbH
4.375%, 07/15/2027	EUR	125	120
Westinghouse Air Brake Technologies
3.200%, 06/15/2025		$141	134

			5,478

Information Technology — 0.6%
Broadcom
4.926%, 05/15/2037 (E)		535	461
3.137%, 11/15/2035 (E)		154	112
Kyndryl Holdings
2.050%, 10/15/2026		631	551
Lenovo Group
5.831%, 01/27/2028		966	946

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
NXP BV
5.550%, 12/01/2028	$317	$310
Prosus
3.257%, 01/19/2027 (E)	264	234
Seagate HDD Cayman
8.250%, 12/15/2029 (E)	399	410
SK Hynix
2.375%, 01/19/2031 (E)	290	218
Tencent Holdings MTN
3.240%, 06/03/2050 (E)	439	252
TSMC Arizona
3.875%, 04/22/2027	406	387
Western Digital
3.100%, 02/01/2032	35	26
2.850%, 02/01/2029	157	126

		4,033

Materials — 0.1%
Freeport Indonesia MTN
4.763%, 04/14/2027 (E)	243	231
Glencore Funding
6.500%, 10/06/2033 (E)	56	56
5.400%, 05/08/2028 (E)	261	254
Volcan Cia Minera SAA
4.375%, 02/11/2026 (E)	81	46

		587

Real Estate — 0.1%
American Tower
5.800%, 11/15/2028	115	114
3.650%, 03/15/2027	235	218
Vornado Realty
2.150%, 06/01/2026	403	342

		674

Utilities — 0.4%
AES Panama Generation Holdings SRL
4.375%, 05/31/2030 (E)	301	256
Alexander Funding Trust II
7.467%, 07/31/2028 (E)	104	104
Comision Federal de Electricidad
4.688%, 05/15/2029 (E)	268	241
Duke Energy Carolinas NC Storm Funding
2.617%, 07/01/2041	403	280
Electricite de France
9.125%, H15T5Y + 5.411%(C)(E)(G)	238	248
Enel Finance International
7.500%, 10/14/2032 (E)	400	427
Engie Energia Chile
3.400%, 01/28/2030	390	324
NRG Energy
7.000%, 03/15/2033 (E)	421	407

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Terraform Global Operating
6.125%, 03/01/2026 (E)	$74	$73
Vistra
7.000%, H15T5Y + 5.740%(C)(E)(G)	286	261

		2,621

Total Corporate Obligations
(Cost $54,422) ($ Thousands)		49,103

ASSET-BACKED SECURITIES — 4.9%
Automotive — 1.7%

American Credit Acceptance Receivables Trust, Ser 2023-3, Cl B
6.090%, 11/12/2027(E)	897	896
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A2A
5.840%, 10/19/2026	758	757
Avis Budget Rental Car Funding AESOP, Ser 2023-3A, Cl A
5.440%, 02/22/2028(E)	554	544
Avis Budget Rental Car Funding AESOP, Ser 2023-5A, Cl B
6.120%, 04/20/2028(E)	424	416
Carvana Auto Receivables Trust, Ser 2021-N3, Cl C
1.020%, 06/12/2028	89	82
Carvana Auto Receivables Trust, Ser 2021-N4, Cl D
2.300%, 09/11/2028	347	330
Carvana Auto Receivables Trust, Ser 2021-P4, Cl D
2.610%, 09/11/2028	441	375
CPS Auto Receivables Trust, Ser 2022-A, Cl C
2.170%, 04/16/2029(E)	611	584
FHF Trust, Ser 2021-2A, Cl A
0.830%, 12/15/2026(E)	119	114
FHF Trust, Ser 2023-1A, Cl A2
6.570%, 06/15/2028(E)	411	407
Flagship Credit Auto Trust, Ser 2023-2, Cl A2
5.760%, 04/15/2027(E)	707	704
Ford Credit Auto Owner Trust, Ser 2021-1, Cl D
2.310%, 10/17/2033(E)	605	531
Hertz Vehicle Financing III, Ser 2022-1A, Cl C
2.630%, 06/25/2026(E)	620	578

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
LAD Auto Receivables Trust, Ser 2021-1A, Cl A
1.300%, 08/17/2026(E)	$138	$136
LAD Auto Receivables Trust, Ser 2022-1A, Cl A
5.210%, 06/15/2027(E)	449	445
Lendbuzz Securitization Trust, Ser 2023-1A, Cl A2
6.920%, 08/15/2028(E)	1,247	1,242
Lendbuzz Securitization Trust, Ser 2023-2A, Cl A2
7.090%, 10/16/2028(E)	484	483
Prestige Auto Receivables Trust, Ser 2022-1A, Cl A2
5.900%, 07/15/2025(E)	256	255
Research-Driven Pagaya Motor Asset Trust VII, Ser 2022-3A, Cl A
5.380%, 11/25/2030(E)	573	563
Santander Bank Auto Credit-Linked Notes, Ser 2022-A, Cl B
5.281%, 05/15/2032(E)	462	456
Santander Bank Auto Credit-Linked Notes, Ser 2022-B, Cl B
5.721%, 08/16/2032(E)	427	425
Santander Bank Auto Credit-Linked Notes, Ser 2022-C, Cl B
6.451%, 12/15/2032(E)	515	513
United Auto Credit Securitization Trust, Ser 2022-2, Cl A
4.390%, 04/10/2025(E)	109	109
Westlake Automobile Receivables Trust, Ser 2023-2A, Cl A2A
5.870%, 07/15/2026(E)	848	847
		11,792

Credit Cards — 0.1%

Brex Commercial Charge Card Master Trust, Ser 2022-1, Cl A
4.630%, 07/15/2025(E)	1,010	994

Non-Agency Mortgage-Backed Obligations — 0.1%

Eagle RE, Ser 2023-1, Cl M1A
7.315%, SOFR30A + 2.000%, 09/26/2033(C)(E)	511	511

Other Asset-Backed Securities — 3.0%

AB Issuer, Ser 2021-1, Cl A2
3.734%, 07/30/2051(E)	827	689
ACHV ABS TRUST, Ser 2023-3PL, Cl A
6.600%, 08/19/2030(E)	610	610

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Affirm Asset Securitization Trust, Ser 2021-Z1, Cl A
1.070%, 08/15/2025(E)	$53	$52
Affirm Asset Securitization Trust, Ser 2021-Z2, Cl A
1.170%, 11/16/2026(E)	70	68
Affirm Asset Securitization Trust, Ser 2022-X1, Cl A
1.750%, 02/15/2027(E)	88	86
AGL CLO 12, Ser 2021-12A, Cl A1
6.748%, TSFR3M + 1.422%, 07/20/2034(C)(E)	970	963
Amur Equipment Finance Receivables XI, Ser 2022-2A, Cl A2
5.300%, 06/21/2028(E)	288	285
Atalaya Equipment Leasing Trust, Ser 2021-1A, Cl B
2.080%, 02/15/2027(E)	185	176
Balboa Bay Loan Funding, Ser 2021-1A, Cl A
6.788%, TSFR3M + 1.462%, 07/20/2034(C)(E)	589	587
Ballyrock CLO 15, Ser 2021-1A, Cl C
8.670%, TSFR3M + 3.362%, 04/15/2034(C)(E)	600	586
Ballyrock CLO 16, Ser 2021-16A, Cl A1
6.718%, TSFR3M + 1.392%, 07/20/2034(C)(E)	1,222	1,214
Cajun Global, Ser 2021-1, Cl A2
3.931%, 11/20/2051(E)	180	157
College Ave Student Loans, Ser 2021-C, Cl B
2.720%, 07/26/2055(E)	232	199
Dext ABS, Ser 2023-1, Cl A2
5.990%, 03/15/2032(E)	923	909
Diamond Issuer, Ser 2021-1A, Cl A
2.305%, 11/20/2051(E)	839	714
Domino's Pizza Master Issuer, Ser 2021-1A, Cl A2I
2.662%, 04/25/2051(E)	454	382
Dryden 78 CLO, Ser 2020-78A, Cl C
7.520%, TSFR3M + 2.212%, 04/17/2033(C)(E)	620	604
Dryden 78 CLO, Ser 2020-78A, Cl D
8.570%, TSFR3M + 3.262%, 04/17/2033(C)(E)	320	308
Elevation CLO, Ser 2020-11A, Cl C
7.770%, TSFR3M + 2.462%, 04/15/2033(C)(E)	550	537
Elmwood CLO IX, Ser 2021-2A, Cl D
8.538%, TSFR3M + 3.212%, 07/20/2034(C)(E)	583	568
Flatiron CLO 21, Ser 2021-1A, Cl D
8.482%, US0003M + 2.900%, 07/19/2034(C)(E)	620	601

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
GCI Funding I, Ser 2021-1, Cl A
2.380%, 06/18/2046(E)	$260	$220
Goldentree Loan Management US CLO 7, Ser 2021-7A, Cl AR
6.658%, TSFR3M + 1.332%, 04/20/2034(C)(E)	651	646
Hardee's Funding, Ser 2018-1A, Cl A23
5.710%, 06/20/2048(E)	380	339
Hardee's Funding, Ser 2020-1A, Cl A2
3.981%, 12/20/2050(E)	265	223
HFX, Ser 2017-1A
3.647%, 03/15/2035	830	798
Magnetite XXVI, Ser 2021-26A, Cl A1R
6.733%, TSFR3M + 1.382%, 07/25/2034(C)(E)	1,127	1,119
MVW, Ser 2021-2A, Cl B
1.830%, 05/20/2039(E)	264	237
Neighborly Issuer, Ser 2021-1A, Cl A2
3.584%, 04/30/2051(E)	322	268
Neighborly Issuer, Ser 2023-1A, Cl A2
7.308%, 01/30/2053(E)	778	755
Nelnet Student Loan Trust, Ser 2021-DA, Cl AFX
1.630%, 04/20/2062(E)	193	173
Neuberger Berman Loan Advisers CLO 42, Ser 2021-42A, Cl A
6.670%, TSFR3M + 1.362%, 07/16/2035(C)(E)	1,141	1,133
Neuberger Berman Loan Advisers CLO 43, Ser 2021-43A, Cl A
6.700%, TSFR3M + 1.392%, 07/17/2035(C)(E)	690	685
NMEF Funding, Ser 2022-B, Cl A2
6.070%, 06/15/2029(E)	319	317
OCP CLO, Ser 2021-18A, Cl AR
6.678%, TSFR3M + 1.352%, 07/20/2032(C)(E)	849	845
Octane Receivables Trust, Ser 2021-2A, Cl B
2.020%, 09/20/2028(E)	636	588
Rad CLO 7, Ser 2020-7A, Cl C
7.570%, TSFR3M + 2.262%, 04/17/2033(C)(E)	280	274
SMB Private Education Loan Trust, Ser 2021-E, Cl A1A
1.680%, 02/15/2051(E)	407	363
Upstart Securitization Trust, Ser 2021-3, Cl B
1.660%, 07/20/2031(E)	530	519

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Voya CLO, Ser 2020-1A, Cl DR
8.420%, TSFR3M + 3.112%, 04/15/2031(C)(E)	$250	$236
		20,033

Total Asset-Backed Securities
(Cost $34,670) ($ Thousands)		33,330

MORTGAGE-BACKED SECURITIES — 4.1%
Agency Mortgage-Backed Obligations — 0.4%
FHLMC CMO, Ser 2017-4693, Cl SL, IO
0.722%, 06/15/2047(C)	1,007	85
FHLMC CMO, Ser 2020-4981, Cl HS, IO
0.671%, 06/25/2050(C)	2,001	180
FHLMC STACR REMIC Trust, Ser 2022-DNA4, Cl M1A
7.515%, SOFR30A + 2.200%, 05/25/2042(C)(E)	543	548
FNMA
3.000%, 02/01/2052	2,144	1,788
FNMA CMO, Ser 2014-78, Cl SE, IO
0.671%, 12/25/2044(C)	764	61
FNMA CMO, Ser 2016-77, Cl DS, IO
0.571%, 10/25/2046(C)	767	60
FNMA CMO, Ser 2017-62, Cl AS, IO
0.721%, 08/25/2047(C)	849	77
FNMA CMO, Ser 2017-97, Cl LS, IO
0.771%, 12/25/2047(C)	1,193	112
GNMA CMO, Ser 2017-122, Cl SA, IO
0.761%, 08/20/2047(C)	614	58
GNMA CMO, Ser 2017-134, Cl SE, IO
0.761%, 09/20/2047(C)	524	41

		3,010
Non-Agency Mortgage-Backed Obligations — 3.7%
Alternative Loan Trust, Ser 2005-20CB, Cl 3A6
5.500%, 07/25/2035	43	29
Alternative Loan Trust, Ser 2006-24CB, Cl A16
5.750%, 08/25/2036	234	124
Alternative Loan Trust, Ser 2006-J1, Cl 1A13
5.500%, 02/25/2036	97	67
AREIT Trust, Ser 2022-CRE6, Cl A
6.563%, SOFR30A + 1.250%, 01/20/2037(C)(E)	1,262	1,240
BAMLL Commercial Mortgage Securities Trust, Ser 2013-WBRK, Cl D
3.652%, 03/10/2037(C)(E)	365	249

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust, Ser 2017-SCH, Cl AF
6.380%, TSFR1M + 1.047%, 11/15/2033(C)(E)	$1,610	$1,536
BBCMS Mortgage Trust, Ser 2020-BID, Cl A
7.588%, TSFR1M + 2.254%, 10/15/2037(C)(E)	779	742
Bellemeade Re, Ser 2019-3A, Cl M1C
7.384%, US0001M + 1.950%, 07/25/2029(C)(E)	185	186
Bellemeade Re, Ser 2021-1A, Cl M1C
8.265%, SOFR30A + 2.950%, 03/25/2031(C)(E)	437	444
Bellemeade Re, Ser 2021-2A, Cl M1B
6.815%, SOFR30A + 1.500%, 06/25/2031(C)(E)	704	702
Bellemeade Re, Ser 2022-2, Cl M1A
9.315%, SOFR30A + 4.000%, 09/27/2032(C)(E)	978	1,005
BFLD Trust, Ser 2021-FPM, Cl A
7.048%, TSFR1M + 1.714%, 06/15/2038(C)(E)	1,189	1,136
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl D
7.278%, TSFR1M + 1.946%, 04/15/2034(C)(E)	162	160
BX Commercial Mortgage Trust, Ser 2019-IMC, Cl E
7.528%, TSFR1M + 2.196%, 04/15/2034(C)(E)	656	642
Chase Mortgage Finance Trust, Ser 2007-S5, Cl 1A17
6.000%, 07/25/2037	89	40
CHL Mortgage Pass-Through Trust, Ser 2006-10, Cl 1A8
6.000%, 05/25/2036	121	54
CHL Mortgage Pass-Through Trust, Ser 2006-13, Cl 1A19
6.250%, 09/25/2036	58	25
COMM Mortgage Trust, Ser 2010-C1, Cl D
5.985%, 07/10/2046(C)(E)	595	553
Connecticut Avenue Securities Trust, Ser 2018-R07, Cl 1M2
7.829%, SOFR30A + 2.514%, 04/25/2031(C)(E)	12	12
Connecticut Avenue Securities Trust, Ser 2019-R03, Cl 1M2
7.579%, SOFR30A + 2.264%, 09/25/2031(C)(E)	–	–
Connecticut Avenue Securities Trust, Ser 2019-R07, Cl 1M2
7.529%, SOFR30A + 2.214%, 10/25/2039(C)(E)	15	15

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Connecticut Avenue Securities Trust, Ser 2020-R02, Cl 2M2
7.429%, SOFR30A + 2.114%, 01/25/2040(C)(E)	$103	$103
Connecticut Avenue Securities Trust, Ser 2021-R03, Cl 1M2
6.965%, SOFR30A + 1.650%, 12/25/2041(C)(E)	319	313
Connecticut Avenue Securities Trust, Ser 2022-R01, Cl 1M2
7.215%, SOFR30A + 1.900%, 12/25/2041(C)(E)	1,023	1,004
Connecticut Avenue Securities Trust, Ser 2022-R03, Cl 1M2
8.815%, SOFR30A + 3.500%, 03/25/2042(C)(E)	838	861
Connecticut Avenue Securities Trust, Ser 2022-R04, Cl 1M2
8.415%, SOFR30A + 3.100%, 03/25/2042(C)(E)	211	214
Connecticut Avenue Securities Trust, Ser 2023-R02, Cl 1M1
7.615%, SOFR30A + 2.300%, 01/25/2043(C)(E)	412	417
Connecticut Avenue Securities Trust, Ser 2023-R04, Cl 1M1
7.615%, SOFR30A + 2.300%, 05/25/2043(C)(E)	798	809
Connecticut Avenue Securities Trust, Ser 2023-R05, Cl 1M1
7.215%, SOFR30A + 1.900%, 06/25/2043(C)(E)	750	753
Deutsche Alt-A Securities Mortgage Loan Trust, Ser 2006-AR4, Cl A2
5.814%, TSFR1M + 0.494%, 12/25/2036(C)	324	106
FHLMC Multifamily Structured Credit Risk, Ser 2021-MN1, Cl M1
7.315%, SOFR30A + 2.000%, 01/25/2051(C)(E)	76	73
FHLMC STACR REMIC Trust, Ser 2020-DNA1, Cl M2
7.129%, SOFR30A + 1.814%, 01/25/2050(C)(E)	84	84
FHLMC STACR REMIC Trust, Ser 2020-DNA5, Cl M2
8.115%, SOFR30A + 2.800%, 10/25/2050(C)(E)	214	216
FHLMC STACR REMIC Trust, Ser 2021-DNA5, Cl M2
6.965%, SOFR30A + 1.650%, 01/25/2034(C)(E)	200	200

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC STACR REMIC Trust, Ser 2021-DNA6, Cl M2
6.815%, SOFR30A + 1.500%, 10/25/2041(C)(E)	$1,079	$1,064
FHLMC STACR REMIC Trust, Ser 2021-DNA7, Cl M2
7.115%, SOFR30A + 1.800%, 11/25/2041(C)(E)	1,042	1,018
FHLMC STACR REMIC Trust, Ser 2021-HQA4, Cl M2
7.665%, SOFR30A + 2.350%, 12/25/2041(C)(E)	668	646
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1B
7.165%, SOFR30A + 1.850%, 01/25/2042(C)(E)	542	535
FHLMC STACR REMIC Trust, Ser 2022-DNA1, Cl M1A
6.315%, SOFR30A + 1.000%, 01/25/2042(C)(E)	407	404
FHLMC STACR REMIC Trust, Ser 2022-DNA5, Cl M1A
8.265%, SOFR30A + 2.950%, 06/25/2042(C)(E)	667	684
FHLMC STACR REMIC Trust, Ser 2022-DNA7, Cl M1A
7.815%, SOFR30A + 2.500%, 03/25/2052(C)(E)	958	973
FHLMC STACR REMIC Trust, Ser 2023-DNA1, Cl M1A
7.415%, SOFR30A + 2.100%, 03/25/2043(C)(E)	482	487
FHLMC STACR REMIC Trust, Ser 2023-HQA1, Cl M1A
7.315%, SOFR30A + 2.000%, 05/25/2043(C)(E)	753	758
FHLMC STACR Trust, Ser 2019-DNA4, Cl M2
7.379%, SOFR30A + 2.064%, 10/25/2049(C)(E)	13	13
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2023-DNA2, Cl M1A
7.415%, SOFR30A + 2.100%, 04/25/2043(C)(E)	367	371
FNMA Connecticut Avenue Securities, Ser 2015-C04, Cl 1M2
11.129%, SOFR30A + 5.814%, 04/25/2028(C)	88	93
FNMA Connecticut Avenue Securities, Ser 2017-C04, Cl 2M2
8.279%, SOFR30A + 2.964%, 11/25/2029(C)	396	406

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA Connecticut Avenue Securities, Ser 2021-R02, Cl 2M2
7.315%, SOFR30A + 2.000%, 11/25/2041(C)(E)	$469	$461
GS Mortgage Securities Trust, Ser 2011-GC5, Cl D
5.299%, 08/10/2044(C)(E)	13	4
GS Mortgage Securities Trust, Ser 2014-GC18, Cl D
5.234%, 01/10/2047(C)(E)	273	74
GS Mortgage Securities Trust, Ser 2021-1, Cl A-1
2.638%, 08/17/2026	26	23
2.435%, 08/17/2026	769	723
1.433%, 08/17/2026	296	278
HomeBanc Mortgage Trust, Ser 2005-1, Cl A1
5.934%, TSFR1M + 0.614%, 03/25/2035(C)	52	42
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl XA, IO
0.943%, 09/15/2047(C)	14,209	57
JPMorgan Chase Bank, Ser 2019-CL1, Cl M3
7.534%, TSFR1M + 2.214%, 04/25/2047(C)(E)	86	84
LB-UBS Commercial Mortgage Trust, Ser 2006-C6, Cl AJ
5.452%, 09/15/2039(C)	125	47
LSTAR Commercial Mortgage Trust, Ser 2016-4, Cl A2
2.579%, 03/10/2049(E)	189	184
Natixis Commercial Mortgage Securities Trust, Ser 2019-MILE, Cl A
6.912%, TSFR1M + 1.579%, 07/15/2036(C)(E)	266	243
PMT Credit Risk Transfer Trust, Ser 2019-2R, Cl A
9.182%, TSFR1M + 3.864%, 05/30/2025(C)(E)	268	268
PMT Credit Risk Transfer Trust, Ser 2019-3R, Cl A
9.129%, SOFR30A + 3.814%, 11/27/2031(C)(E)	30	30
PMT Credit Risk Transfer Trust, Ser 2020-1R, Cl A
8.779%, SOFR30A + 3.464%, 02/27/2023(C)(E)	105	104
Wells Fargo Commercial Mortgage Trust, Ser 2016-NXS6, Cl C
4.535%, 11/15/2049(C)	925	780

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 2M2
10.929%, SOFR30A + 5.614%, 11/25/2025(C)(E)	$32	$33
Wells Fargo Credit Risk Transfer Securities Trust, Ser 2015-WF1, Cl 1M2
10.679%, SOFR30A + 5.364%, 11/25/2025(C)(E)	141	143

		25,144
Total Mortgage-Backed Securities
(Cost $30,393) ($ Thousands)		28,154

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.2%
FFCB^
5.500%, SOFRRATE + 0.170%, 01/23/2025(C)	2,100	2,100
5.465%, SOFRRATE + 0.135%, 11/06/2023(C)	2,000	2,000
5.410%, SOFRRATE + 0.080%, 05/24/2024(C)	500	500
5.370%, SOFRRATE + 0.040%, 05/15/2024(C)	300	300
FHLB^
5.490%, SOFRRATE + 0.160%, 07/10/2025(C)	800	801
5.470%, SOFRRATE + 0.140%, 04/21/2025(C)	1,000	1,000
0.620%, 02/26/2026	200	179
FHLB DN^
4.910%, 02/02/2024(A)(H)	800	786
FHLMC^
5.150%, 01/27/2026	1,200	1,184
4.200%, 08/28/2025	700	684
0.400%, 05/24/2024	400	387
FNMA^
5.060%, 02/07/2025	700	693
3.875%, 08/28/2024	800	787
0.625%, 04/22/2025	1,300	1,210
0.500%, 06/17/2025	1,500	1,387
0.375%, 06/14/2024	700	675
0.250%, 11/27/2023	100	99

Total U.S. Government Agency Obligations
(Cost $15,085) ($ Thousands)		14,772

SEI Institutional Managed Trust

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT — 0.2%

Colombia Government International Bond
3.125%, 04/15/2031	$225	$166
Dominican Republic International Bond
4.875%, 09/23/2032(E)	416	338
Magyar Export-Import Bank Zrt
6.125%, 12/04/2027(E)	753	740

Total Sovereign Debt
(Cost $1,391) ($ Thousands)		1,244

	Shares
FOREIGN COMMON STOCK — 0.1%

Cameroon — 0.0%
Golar LNG Ltd	3,094	75

Canada — 0.0%
Aurinia Pharmaceuticals Inc *	1,700	13
Brookfield Infrastructure Corp, Cl A	1,190	42
Teekay Tankers Ltd, Cl A	700	29

		84

Ghana — 0.0%
Kosmos Energy Ltd *	10,746	88

Ireland — 0.0%
Ardmore Shipping Corp	1,400	18
Prothena Corp PLC *	316	16

		34

Mexico — 0.0%
Borr Drilling Ltd *	5,068	36

Monaco — 0.0%
Scorpio Tankers Inc	1,225	66

Norway — 0.0%
FLEX LNG	616	18
SFL Corp Ltd	3,200	36

		54

United Kingdom — 0.1%
TechnipFMC PLC	10,961	223

Total Foreign Common Stock
(Cost $490) ($ Thousands)		660

Description	Number of Rights	Market Value ($ Thousands)
RIGHTS — 0.0%
Novartis AG *‡‡	800	$–
Abiomed Inc *‡‡	408	–
Total Rights
(Cost $—) ($ Thousands)		–

	Shares
PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $47) ($ Thousands)		17

Total Investments in Securities — 114.2%
(Cost $713,022) ($ Thousands)		$776,182

COMMON STOCK SOLD SHORT— (12.6)%
Communication Services — (0.6)%
Cable One Inc	(67)	(41)
Charter Communications Inc, Cl A *	(1,117)	(491)
Comcast Corp, Cl A	(44,737)	(1,984)
DISH Network Corp, Cl A *	(2,934)	(17)
Fox Corp, Cl A	(3,295)	(103)
Fox Corp, Cl B	(1,600)	(46)
Interpublic Group of Cos Inc/The	(4,302)	(123)
Liberty Broadband Corp, Cl C *	(1,308)	(120)
Liberty Media -Liberty Live, Cl C *	(61)	(2)
Liberty Media -Liberty SiriusXM *	(1,794)	(46)
Liberty Media -Liberty SiriusXM, Cl A *	(800)	(20)
New York Times Co/The, Cl A	(1,794)	(74)
News Corp, Cl A	(4,513)	(91)
News Corp, Cl B	(1,600)	(33)
Nexstar Media Group Inc, Cl A	(332)	(48)
Omnicom Group Inc	(2,183)	(163)
Paramount Global, Cl B	(6,020)	(78)
Scholastic Corp, Cl B	(500)	(19)
TEGNA Inc	(2,500)	(36)
Trade Desk Inc/The, Cl A *	(4,559)	(356)

		(3,891)

Consumer Discretionary — (8.4)%
Abercrombie & Fitch Co, Cl A *	(400)	(23)
Academy Sports & Outdoors Inc	(920)	(43)
Acushnet Holdings Corp	(980)	(52)
Adient PLC *	(4,182)	(153)
Adtalem Global Education Inc *	(600)	(26)
Advance Auto Parts Inc	(596)	(33)
Airbnb Inc, Cl A *	(5,896)	(809)
Amazon.com Inc, Cl A *	(36,785)	(4,676)
American Axle & Manufacturing Holdings Inc *	(5,330)	(39)
American Eagle Outfitters Inc	(1,700)	(28)
Aptiv PLC *	(12,943)	(1,276)

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Aramark	(3,525)	$(122)
Asbury Automotive Group Inc *	(191)	(44)
AutoNation Inc *	(226)	(34)
AutoZone Inc *	(177)	(450)
Bath & Body Works Inc	(2,102)	(71)
Beazer Homes USA Inc, Cl A *	(1,100)	(27)
Best Buy Co Inc	(2,019)	(140)
Bloomin' Brands Inc	(1,499)	(37)
Booking Holdings Inc *	(545)	(1,681)
Boot Barn Holdings Inc *	(210)	(17)
BorgWarner Inc	(11,197)	(452)
Boyd Gaming Corp	(1,323)	(80)
Bright Horizons Family Solutions Inc *	(993)	(81)
Brinker International Inc *	(600)	(19)
Brunswick Corp/DE	(2,314)	(183)
Burlington Stores Inc *	(602)	(81)
Caesars Entertainment Inc *	(2,861)	(133)
Capri Holdings Ltd *	(3,723)	(196)
CarMax Inc *	(1,548)	(110)
Carnival Corp *	(14,711)	(202)
Carter's Inc	(1,296)	(90)
Carvana Co, Cl A *	(700)	(29)
Cavco Industries Inc *	(174)	(46)
Century Communities Inc	(870)	(58)
Cheesecake Factory Inc/The	(762)	(23)
Chegg Inc *	(1,979)	(18)
Chipotle Mexican Grill Inc, Cl A *	(409)	(749)
Choice Hotels International Inc	(500)	(61)
Churchill Downs Inc	(1,088)	(126)
Columbia Sportswear Co	(1,109)	(82)
Coursera Inc *	(1,400)	(26)
Cracker Barrel Old Country Store Inc	(330)	(22)
Crocs Inc *	(1,736)	(153)
Dana Inc	(5,797)	(85)
Darden Restaurants Inc	(1,758)	(252)
Dave & Buster's Entertainment Inc *	(846)	(31)
Deckers Outdoor Corp *	(789)	(406)
Dick's Sporting Goods Inc	(410)	(45)
Domino's Pizza Inc	(532)	(202)
DoorDash Inc, Cl A *	(4,404)	(350)
Dorman Products Inc *	(1,077)	(82)
DR Horton Inc	(9,572)	(1,029)
DraftKings Inc, Cl A *	(5,924)	(174)
Dream Finders Homes, Cl A *	(700)	(16)
Duolingo Inc, Cl A *	(400)	(66)
eBay Inc	(5,401)	(238)
Etsy Inc *	(1,004)	(65)
Everi Holdings Inc *	(1,419)	(19)
Expedia Group Inc *	(2,088)	(215)
Fisker *	(3,663)	(24)
Five Below Inc *	(547)	(88)
Floor & Decor Holdings Inc, Cl A *	(937)	(85)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Foot Locker Inc, Cl A	(932)	$(16)
Ford Motor Co	(183,999)	(2,285)
Fox Factory Holding Corp *	(1,854)	(184)
Frontdoor Inc *	(957)	(29)
GameStop Corp, Cl A *	(2,552)	(42)
Garmin Ltd	(4,519)	(475)
General Motors Co	(65,385)	(2,156)
Gentex Corp	(12,175)	(396)
Gentherm Inc *	(1,234)	(67)
Genuine Parts Co	(1,356)	(196)
G-III Apparel Group Ltd *	(1,200)	(30)
Goodyear Tire & Rubber Co/The *	(12,387)	(154)
GoPro Inc, Cl A *	(4,271)	(13)
Graham Holdings Co, Cl B	(100)	(58)
Grand Canyon Education Inc *	(372)	(43)
Green Brick Partners Inc *	(900)	(37)
Group 1 Automotive Inc	(155)	(42)
H&R Block Inc	(2,624)	(113)
Hanesbrands Inc	(9,871)	(39)
Harley-Davidson Inc, Cl A	(6,071)	(201)
Hasbro Inc	(3,745)	(248)
Helen of Troy Ltd *	(661)	(77)
Hilton Grand Vacations Inc *	(1,254)	(51)
Hilton Worldwide Holdings Inc	(3,834)	(576)
Home Depot Inc/The	(9,610)	(2,904)
Hovnanian Enterprises, Cl A *	(200)	(20)
Hyatt Hotels Corp, Cl A	(649)	(69)
Installed Building Products Inc	(668)	(83)
International Game Technology PLC	(1,333)	(40)
iRobot *	(694)	(26)
Jack in the Box Inc	(227)	(16)
KB Home	(2,302)	(107)
Kohl's Corp	(989)	(21)
Kontoor Brands Inc	(1,816)	(80)
Las Vegas Sands Corp	(4,836)	(222)
Laureate Education Inc, Cl A	(1,900)	(27)
La-Z-Boy Inc, Cl Z	(1,311)	(40)
LCI Industries	(1,196)	(140)
Lear Corp	(2,885)	(387)
Leggett & Platt Inc	(4,708)	(120)
Lennar Corp, Cl A	(7,560)	(848)
Lennar Corp, Cl B	(409)	(42)
LGI Homes Inc *	(548)	(55)
Light & Wonder Inc, Cl A *	(1,455)	(104)
Lithia Motors Inc, Cl A	(231)	(68)
LKQ Corp	(2,708)	(134)
Lowe's Cos Inc	(5,840)	(1,214)
Lucid Group Inc *	(34,106)	(191)
Lululemon Athletica Inc *	(3,346)	(1,290)
Luminar Technologies, Cl A *	(13,917)	(63)
M/I Homes Inc *	(813)	(68)
Macy's Inc	(3,109)	(36)

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Malibu Boats Inc, Cl A *	(590)	$(29)
Marriott International Inc/MD, Cl A	(3,718)	(731)
Marriott Vacations Worldwide Corp	(646)	(65)
Mattel Inc *	(10,545)	(232)
McDonald's Corp	(11,298)	(2,976)
MDC Holdings Inc	(1,798)	(74)
Meritage Homes Corp	(1,093)	(134)
MGM Resorts International	(4,655)	(171)
Modine Manufacturing Co *	(2,469)	(113)
Mohawk Industries Inc *	(1,805)	(155)
Movado Group Inc	(661)	(18)
Murphy USA Inc	(249)	(85)
National Vision Holdings Inc *	(1,000)	(16)
Newell Brands Inc, Cl B	(11,581)	(105)
NIKE Inc, Cl B	(36,360)	(3,477)
Nordstrom Inc	(964)	(14)
Norwegian Cruise Line Holdings Ltd *	(6,364)	(105)
NVR Inc *	(91)	(543)
Ollie's Bargain Outlet Holdings Inc *	(500)	(39)
O'Reilly Automotive Inc *	(584)	(531)
Oxford Industries Inc, Cl A	(326)	(31)
Papa John's International Inc, Cl A	(358)	(24)
Patrick Industries Inc	(902)	(68)
Peloton Interactive Inc, Cl A *	(7,079)	(36)
Penn Entertainment Inc *	(2,395)	(55)
Penske Automotive Group Inc, Cl A	(200)	(33)
Phinia Inc	(2,000)	(54)
Planet Fitness Inc, Cl A *	(1,189)	(58)
Polaris Inc	(1,717)	(179)
Pool Corp	(377)	(134)
PulteGroup Inc	(6,709)	(497)
PVH Corp	(1,821)	(139)
QuantumScape Corp, Cl A *	(12,787)	(86)
Ralph Lauren Corp, Cl A	(1,235)	(143)
Red Rock Resorts Inc, Cl A	(835)	(34)
RH *	(151)	(40)
Rivian Automotive Inc, Cl A *	(24,196)	(587)
Ross Stores Inc	(3,390)	(383)
Royal Caribbean Cruises Ltd *	(3,415)	(315)
SeaWorld Entertainment Inc *	(580)	(27)
Service Corp International/US	(2,164)	(124)
Shake Shack Inc, Cl A *	(446)	(26)
Signet Jewelers Ltd	(409)	(29)
Six Flags Entertainment Corp *	(900)	(21)
Skechers USA Inc, Cl A *	(3,937)	(193)
Skyline Champion Corp *	(1,593)	(102)
Sonos Inc *	(3,822)	(49)
Standard Motor Products Inc	(916)	(31)
Starbucks Corp	(17,143)	(1,565)
Steven Madden Ltd	(2,661)	(85)
Stoneridge Inc *	(1,000)	(20)
Strategic Education Inc	(400)	(30)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Stride Inc *	(600)	$(27)
Sturm Ruger & Co Inc	(600)	(31)
Sweetgreen, Cl A *	(506)	(6)
Tapestry Inc	(7,169)	(206)
Taylor Morrison Home Corp, Cl A *	(3,227)	(138)
Tempur Sealy International Inc	(4,974)	(216)
Tesla Inc *	(19,667)	(4,921)
Texas Roadhouse Inc, Cl A	(1,072)	(103)
Thor Industries Inc	(2,287)	(218)
TJX Cos Inc/The	(11,447)	(1,017)
Toll Brothers Inc	(3,233)	(239)
TopBuild Corp *	(1,006)	(253)
Topgolf Callaway Brands Corp *	(4,099)	(57)
Tractor Supply Co	(1,107)	(225)
Travel + Leisure Co	(1,381)	(51)
Tri Pointe Homes Inc *	(2,985)	(82)
Ulta Beauty Inc *	(502)	(201)
Under Armour Inc, Cl A *	(5,729)	(39)
Under Armour Inc, Cl C *	(5,719)	(36)
Urban Outfitters Inc *	(800)	(26)
Vail Resorts Inc	(610)	(135)
Valvoline Inc	(1,144)	(37)
VF Corp	(10,728)	(190)
Vista Outdoor Inc *	(1,676)	(56)
Visteon Corp *	(1,222)	(169)
Wayfair Inc, Cl A *	(700)	(42)
Wendy's Co/The	(2,795)	(57)
Whirlpool Corp	(1,580)	(211)
Williams-Sonoma Inc	(722)	(112)
Wingstop Inc, Cl A	(466)	(84)
Winnebago Industries Inc	(1,163)	(69)
Wolverine World Wide Inc	(1,909)	(15)
Wyndham Hotels & Resorts Inc	(1,272)	(88)
Wynn Resorts Ltd	(1,465)	(135)
XPEL Inc *	(988)	(76)
YETI Holdings Inc *	(2,349)	(113)
Yum! Brands Inc	(4,290)	(536)

		(57,244)

Energy — 0.0%
Arch Resources Inc	(200)	(34)

Health Care — 0.0%
Figs Inc, Cl A *	(2,700)	(16)

Information Technology — (2.2)%
Advanced Micro Devices Inc *	(4,759)	(489)
Amphenol Corp, Cl A	(2,211)	(186)
Analog Devices Inc	(1,603)	(281)
Apple Inc	(26,983)	(4,620)

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Applied Materials Inc	(2,692)	$(373)
Arista Networks Inc *	(805)	(148)
Arrow Electronics Inc, Cl A *	(309)	(39)
Avnet Inc	(497)	(24)
Broadcom Inc	(1,223)	(1,016)
CDW Corp/DE	(453)	(91)
Cirrus Logic Inc *	(300)	(22)
Cisco Systems Inc	(13,550)	(728)
Cognex Corp	(722)	(31)
Corning Inc, Cl B	(3,044)	(93)
Diodes Inc *	(301)	(24)
Enphase Energy Inc *	(414)	(50)
Entegris Inc	(434)	(41)
F5 Inc, Cl A *	(200)	(32)
First Solar Inc *	(310)	(50)
GLOBALFOUNDRIES Inc *	(360)	(21)
Hewlett Packard Enterprise Co	(3,757)	(65)
HP Inc	(2,506)	(64)
Intel Corp	(12,672)	(451)
Jabil Inc	(320)	(41)
Juniper Networks Inc	(1,049)	(29)
Keysight Technologies Inc *	(695)	(92)
KLA Corp	(476)	(218)
Lam Research Corp	(425)	(266)
Lattice Semiconductor Corp *	(466)	(40)
Littelfuse Inc	(100)	(25)
Lumentum Holdings Inc *	(426)	(19)
Marvell Technology Inc	(2,607)	(141)
Microchip Technology Inc	(1,692)	(132)
Micron Technology Inc	(3,357)	(228)
Monolithic Power Systems Inc	(128)	(59)
Motorola Solutions Inc	(490)	(133)
National Instruments Corp	(500)	(30)
NetApp Inc	(670)	(51)
Novanta Inc *	(100)	(14)
NVIDIA Corp	(7,093)	(3,085)
ON Semiconductor Corp *	(1,359)	(126)
Pure Storage Inc, Cl A *	(821)	(29)
Qorvo Inc *	(292)	(28)
QUALCOMM Inc	(3,406)	(378)
Sabre Corp *	(5,200)	(23)
Silicon Laboratories Inc *	(100)	(12)
Skyworks Solutions Inc	(508)	(50)
Super Micro Computer Inc *	(100)	(27)
Teledyne Technologies Inc *	(205)	(84)
Teradyne Inc	(593)	(60)
Texas Instruments Inc	(2,916)	(464)
Trimble Inc *	(927)	(50)
Western Digital Corp *	(640)	(29)
Wolfspeed Inc *	(409)	(16)
Zebra Technologies Corp, Cl A *	(189)	(45)

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)

		(14,963)

Materials — (1.4)%
Air Products and Chemicals Inc	(1,884)	$(534)
Albemarle Corp	(1,026)	(174)
Alcoa Corp	(1,342)	(39)
Alpha Metallurgical Resources Inc	(144)	(37)
Amcor PLC	(11,953)	(109)
AptarGroup Inc	(583)	(73)
Ashland Inc	(400)	(33)
ATI Inc *	(1,064)	(44)
Avery Dennison Corp	(738)	(135)
Avient Corp	(921)	(32)
Axalta Coating Systems Ltd *	(1,749)	(47)
Balchem Corp	(300)	(37)
Ball Corp	(2,866)	(143)
Berry Global Group Inc	(1,168)	(72)
Cabot Corp	(500)	(35)
Carpenter Technology Corp	(400)	(27)
Celanese Corp, Cl A	(994)	(125)
CF Industries Holdings Inc	(1,725)	(148)
Chemours Co/The	(1,058)	(30)
Cleveland-Cliffs Inc *	(4,565)	(71)
Commercial Metals Co, Cl A	(1,032)	(51)
Constellium, Cl A *	(1,900)	(35)
Corteva Inc	(6,024)	(308)
Crown Holdings Inc	(856)	(76)
Dow Inc	(5,908)	(305)
DuPont de Nemours Inc	(4,099)	(306)
Eagle Materials Inc	(326)	(54)
Eastman Chemical Co	(1,104)	(85)
Ecolab Inc	(2,103)	(356)
Element Solutions Inc	(1,824)	(36)
FMC Corp	(1,012)	(68)
Freeport-McMoRan Inc, Cl B	(12,809)	(478)
Ginkgo Bioworks Holdings Inc *	(8,000)	(14)
Graphic Packaging Holding Co	(2,337)	(52)
HB Fuller Co	(459)	(31)
Hecla Mining Co	(5,000)	(20)
Huntsman Corp	(1,666)	(41)
International Flavors & Fragrances Inc	(2,203)	(150)
International Paper Co	(2,983)	(106)
Knife River Corp *	(400)	(20)
Linde PLC	(4,213)	(1,569)
Livent Corp *	(1,486)	(27)
Louisiana-Pacific Corp	(529)	(29)
LyondellBasell Industries NV, Cl A	(2,460)	(233)
Martin Marietta Materials Inc, Cl A	(628)	(258)
Materion Corp	(200)	(20)
Mosaic Co/The	(2,715)	(97)
MP Materials Corp *	(1,200)	(23)
Newmont Corp	(6,782)	(251)

SEI Institutional Managed Trust

Description	Shares	Market Value ($ Thousands)
COMMON STOCK SOLD SHORT (continued)
Nucor Corp	(2,074)	$(324)
O-I Glass Inc, Cl I *	(1,436)	(24)
Olin Corp	(790)	(39)
Packaging Corp of America	(767)	(118)
PPG Industries Inc	(2,070)	(269)
Quaker Chemical Corp	(58)	(9)
Reliance Steel & Aluminum Co	(478)	(125)
Royal Gold Inc, Cl A	(672)	(71)
RPM International Inc	(1,042)	(99)
Scotts Miracle-Gro Co/The, Cl A	(300)	(15)
Sealed Air Corp	(1,187)	(39)
Sensient Technologies Corp	(500)	(29)
Sherwin-Williams Co/The, Cl A	(2,012)	(513)
Silgan Holdings Inc	(900)	(39)
Sonoco Products Co	(800)	(43)
Steel Dynamics Inc	(1,305)	(140)
Summit Materials Inc, Cl A *	(1,097)	(34)
Tronox Holdings	(1,726)	(23)
United States Steel Corp	(2,129)	(69)
Vulcan Materials Co	(1,078)	(218)
Warrior Met Coal Inc	(600)	(31)
Westlake Corp	(310)	(39)
Westrock Co	(2,046)	(73)
Worthington Industries Inc	(500)	(31)

		(9,458)

Total Common Stock Sold Short
(Proceeds $94,102) ($ Thousands)		(85,606)

FOREIGN COMMON STOCK SOLD SHORT— 0.0%
Canada — (0.0)%
SSR Mining Inc	(1,500)	(20)

Mexico — (0.0)%
Southern Copper Corp	(895)	(67)

Description	Shares	Market Value ($ Thousands)
FOREIGN COMMON STOCK SOLD SHORT (continued)
South Korea — (0.0)%
Coupang Inc, Cl A *	(9,733)	$(166)

Total Foreign Common Stock Sold Short
(Proceeds $254) ($ Thousands)		(253)

Total Investments Sold Short — (12.6)%
(Proceeds $94,356) ($ Thousands)		$(85,859)

WRITTEN OPTION — (0.0)%
Total Written Option
(Premiums Received $19) ($ Thousands)		$(7)

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

A list of open exchange traded options contracts for the Fund at September 30, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
November 2023, Copper^	72	$5,580	$310.00	10/21/2023	$1
November 2023, Copper^	72	6,300	350.00	10/21/2023	16

Total Purchased Options		$11,880			$17
WRITTEN OPTION — 0.0%
Put Options
November 2023, Copper^	(144)	$(11,880)	330.00	10/21/2023	$(7)

Total Written Option		$(11,880)			$(7)

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Brent Crude^	27	May-2024	$2,176	$2,321	$145
Brent Crude^	14	Jul-2024	1,204	1,187	(18)
Brent Crude^	13	Mar-2024	948	1,140	191
Brent Crude^	77	Jan-2024	6,869	6,958	89
Coffee C^	26	Dec-2023	1,553	1,425	(128)
Coffee C^	13	May-2024	756	721	(35)
Coffee C^	13	Mar-2024	768	718	(50)
Copper^	27	Dec-2023	2,559	2,523	(36)
Copper^	15	May-2024	1,431	1,418	(13)
Copper^	34	Mar-2024	3,250	3,200	(50)
Corn^	162	Dec-2023	3,922	3,862	(60)
Corn^	45	May-2024	1,140	1,126	(14)
Corn^	46	Mar-2024	1,154	1,131	(23)
Cotton No. 2^	10	May-2024	437	443	6
Cotton No. 2^	10	Mar-2024	418	440	21
Cotton No. 2^	6	Dec-2023	261	261	1
Feeder Cattle^	5	Nov-2023	644	637	(7)
Gasoline^	25	Nov-2023	2,662	2,519	(143)
Gasoline^	3	Mar-2024	280	293	13
Gasoline^	3	Jan-2024	269	293	23
Gasoline^	6	May-2024	660	633	(26)
Gasoline^	2	Jan-2024	213	195	(18)
Gold^	47	Feb-2024	9,189	8,861	(328)
Gold^	22	Apr-2024	4,412	4,189	(224)
Gold^	11	Jun-2024	2,195	2,116	(79)
Gold^	20	Dec-2023	3,949	3,732	(217)
KC HRW Wheat^	38	Dec-2023	1,426	1,261	(164)
KC HRW Wheat^	12	May-2024	450	407	(42)
KC HRW Wheat^	12	Mar-2024	461	403	(58)
Lean Hogs^	7	Feb-2024	225	211	(14)
Lean Hogs^	14	Apr-2024	471	453	(18)
Lean Hogs^	6	Jun-2024	231	226	(6)
Lean Hogs^	16	Dec-2023	485	459	(26)
Live Cattle^	6	Dec-2023	420	451	31
Live Cattle^	46	Dec-2023	3,506	3,458	(48)

SEI Institutional Managed Trust

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Live Cattle^	7	Feb-2024	$510	$539	$29
Live Cattle^	14	Apr-2024	1,066	1,095	28
Live Cattle^	7	Jun-2024	533	531	(2)
LME Lead^	17	Dec-2023	915	923	7
LME Lead^	25	Nov-2023	1,359	1,355	(4)
LME Lead^	5	May-2024	274	272	(1)
LME Lead^	2	Mar-2024	105	109	3
LME Lead^	2	Jan-2024	107	109	2
LME Nickel^	2	Mar-2024	247	227	(19)
LME Nickel^	2	Jan-2024	267	225	(42)
LME Nickel^	1	Nov-2023	139	111	(27)
LME Nickel^	4	May-2024	497	459	(38)
LME Primary Aluminum^	6	Nov-2023	341	352	11
LME Primary Aluminum^	20	May-2024	1,138	1,198	60
LME Primary Aluminum^	10	Mar-2024	571	593	22
LME Primary Aluminum^	10	Jan-2024	578	589	12
LME Primary Aluminum^	69	Dec-2023	3,834	4,058	224
LME Zinc^	5	Mar-2024	305	332	28
LME Zinc^	10	Nov-2023	612	662	50
LME Zinc^	5	Jan-2024	319	332	12
LME Zinc^	11	May-2024	688	731	43
LME Zinc^	28	Dec-2023	1,680	1,857	177
Low Sulphur Gasoil^	5	Mar-2024	363	434	71
Low Sulphur Gasoil^	10	May-2024	819	839	20
Low Sulphur Gasoil^	22	Nov-2023	1,990	2,126	136
Low Sulphur Gasoil^	11	Jan-2024	836	992	156
Natural Gas^	26	Jan-2024	996	927	(69)
Natural Gas^	63	May-2024	1,973	1,900	(73)
Natural Gas^	29	Mar-2024	1,006	934	(73)
Natural Gas^	123	Nov-2023	4,093	3,603	(490)
NY Harbor ULSD^	5	May-2024	584	588	4
NY Harbor ULSD^	3	Mar-2024	314	370	55
NY Harbor ULSD^	21	Jan-2024	2,576	2,704	127
NY Harbor ULSD^	24	Nov-2023	3,015	3,327	312
NYMEX Cocoa^	80	Dec-2023	2,856	2,734	(121)
Platinum^	16	Jan-2024	726	733	7
Silver^	44	Mar-2024	5,427	5,014	(413)
Silver^	10	May-2024	1,187	1,152	(36)
Silver^	14	Dec-2023	1,629	1,572	(57)
Soybean^	13	Jan-2024	870	841	(29)
Soybean^	11	Mar-2024	745	721	(24)
Soybean^	21	Mar-2024	1,429	1,388	(41)
Soybean^	15	Nov-2023	988	956	(32)
Soybean Meal^	115	Dec-2023	4,491	4,384	(108)
Soybean Meal^	10	Mar-2024	388	375	(13)
Soybean Meal^	21	May-2024	804	784	(21)
Soybean Meal^	76	Jan-2024	2,948	2,883	(64)
Soybean Oil^	36	Dec-2023	1,276	1,206	(70)
Soybean Oil^	32	Jan-2024	1,172	1,060	(111)
Soybean Oil^	25	May-2024	893	818	(76)
Soybean Oil^	12	Mar-2024	431	394	(37)
Sugar No. 11^	158	Mar-2024	4,711	4,686	(25)
Sugar No. 11^	72	May-2024	2,024	2,037	13
Sugar No. 11^	24	Mar-2024	676	712	36
U.S. 5-Year Treasury Note	374	Dec-2023	39,796	39,404	(392)
Wheat^	19	May-2024	616	565	(51)
Wheat^	20	Mar-2024	661	574	(87)
Wheat^	8	Dec-2023	264	217	(47)

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
WTI Crude Oil^	16	Nov-2023	$1,188	$1,453	$265
WTI Crude Oil^	32	May-2024	2,597	2,620	23
WTI Crude Oil^	161	Mar-2024	12,838	13,505	666
WTI Crude Oil^	15	Jan-2024	1,059	1,305	246
			190,334	189,167	(1,173)
Short Contracts
Cotton No. 2^	(27)	Dec-2023	$(1,178)	$(1,177)	$2
Japanese 10-Year Bond	(12)	Dec-2023	(11,917)	(11,657)	91
Lean Hogs^	(79)	Dec-2023	(2,373)	(2,268)	105
LME Lead^	(14)	Dec-2023	(783)	(760)	24
LME Nickel^	(5)	Dec-2023	(596)	(560)	37
MSCI EAFE Index	(98)	Dec-2023	(10,262)	(10,003)	259
Palladium^	(13)	Dec-2023	(1,638)	(1,633)	5
S&P 500 Index E-MINI	(92)	Dec-2023	(20,725)	(19,897)	828
U.S. 2-Year Treasury Note	(16)	Dec-2023	(3,249)	(3,243)	6
U.S. Ultra Long Treasury Bond	(11)	Dec-2023	(1,383)	(1,306)	78
Ultra 10-Year U.S. Treasury Note	(5)	Dec-2023	(560)	(558)	3
Wheat^	(32)	Dec-2023	(968)	(866)	102
WTI Crude Oil^	(33)	Dec-2023	(2,846)	(2,930)	(84)
			(58,478)	(56,858)	1,456
			$131,856	$132,309	$283

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Thousands)
Brown Brothers Harriman	10/12/23	USD	5	EUR	5	$—
Morgan Stanley	10/12/23	EUR	2,453	USD	2,705	107
						$107

A list of the open OTC swap agreements held by the Fund at September 30, 2023 is as follows:

Credit Default Swaps - Sell Protection
Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	12/31/2049	$21	$(3)	$(1)	$(2)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	16	(2)	(1)	(1)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	15	(2)	(1)	(1)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	2	—	—	—
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	19	(7)	(2)	(5)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	16	(2)	(2)	—
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	14	(2)	(2)	—
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	16	(2)	(2)	—
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	3	(1)	—	(1)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	9	(1)	—	(1)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	10	(2)	(1)	(1)
Citibank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	29	(4)	(3)	(1)
Credit Suisse	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	1	—	—	—
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	16	(2)	(1)	(1)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	98	(14)	(11)	(3)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	55	(8)	(5)	(3)
Deutsche Bank	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	55	(8)	(6)	(2)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	109	(16)	(10)	(6)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	95	(14)	(7)	(7)

SEI Institutional Managed Trust

Counterparty	Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	$8	$(1)	$(1)	$—
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	16	(2)	(1)	(1)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	16	(2)	(1)	(1)
Goldman Sachs	CMBX.NA.BBB.6	3.00%	Monthly	05/11/2063	32	(5)	(3)	(2)
						$(100)	$(61)	$(39)

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023 is as follows:

Credit Default Swaps - Buy Protection
Reference Entity/ Obligation	Pay Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
CDX.NA.HY. S41V1.5Y	5.00%	Quarterly	12/20/2028	$7,820	$(74)	$(75)	$1
Itraxx Australia	1.00%	Quarterly	12/20/2028	14,530	(82)	(116)	34
Malaysia	1.00%	Quarterly	12/20/2028	18,090	(409)	(422)	13
					$(565)	$(613)	$48

Credit Default Swap - Sell Protection
Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Depreciation (Thousands)
CDX.NA.IG. S41V1.5Y	1.00%	Quarterly	12/20/2028	$14,530	$178	$197	$(19)

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Thousands)
USD @ 0%	USD CPI%	Annually	01/15/2027	USD	6,000	$853	$–	$853
1.4725%	SOFR%	Annually	11/09/2026	USD	1,490	129	122	7
1.455%	SOFR%	Annually	11/08/2026	USD	1,490	129	123	6
1.3945%	SOFR%	Annually	05/21/2031	USD	18,720	3,490	2,831	659
1.98%	SOFR%	Annually	07/12/2027	USD	1,075	93	68	25
2.28%	SOFR%	Annually	05/18/2025	USD	2,820	126	96	30
1.27%	SOFR%	Annually	09/27/2029	USD	2,230	356	269	87
1.965%	SOFR%	Annually	06/04/2029	USD	4,220	499	344	155
0.316%	SOFR%	Annually	06/05/2027	USD	15,800	2,224	1,869	355
2.21%	SOFR%	Annually	04/04/2027	USD	10,400	778	557	221
1.33%	SOFR%	Annually	10/25/2026	USD	6,110	570	457	113
1.92%	SOFR%	Annually	08/04/2025	USD	2,717	148	115	33
2.51%	SOFR%	Annually	06/09/2025	USD	1,710	72	53	19
1.8%	SOFR%	Annually	04/21/2025	USD	2,760	139	111	28
2.4%	SOFR%	Annually	11/10/2035	USD	1,190	209	112	97
						9,815	7,127	2,688

SEI Institutional Managed Trust

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Inflation Managed Fund (Concluded)

A list of the open reverse repurchase agreements held by the Fund at September 30, 2023 is as follows:

Multi-Asset Inflation Managed Fund
Principal Amount ($ Thousands)	Counterparty	Rate	Value ($ Thousands)
$(19,080)	Chase Securities	5.45%	$(19,080)
(107,409)	Chase Securities	5.46%	(107,409)
			$(126,489)

Percentages are based on Net Assets of $679,693 ($ Thousands).
^	Security, or a portion thereof, is held by the Accumulation Commodity Strategy Subsidiary, Ltd. as of September 30, 2023.
*	Non-income producing security.
‡	Real Estate Investment Trust.
‡‡	Expiration date not available.
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on reverse repurchase agreements. The total market value of such securities as of September 30, 2023 was $126,623 ($ Thousands).
(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(D)	Security, or portion thereof, has been pledged as collateral on securities sold short. The total market value of such securities as of September 30, 2023 was $57,471 ($ Thousands).
(E)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $76,276 ($ Thousands), representing 11.2% of the Net Assets of the Fund.

(F)	Security is in default on interest payment.
(G)	Perpetual security with no stated maturity date.
(H)	Zero coupon security.
(I)	Security, or portion thereof, has been pledged as collateral on cleared swaps. The total market value of such securities as of September 30, 2023 was $1,954 ($ Thousands).
(J)	Security, or portion thereof, has been pledged as collateral on futures contracts. The total market value of such securities as of September 30, 2023 was $7,704 ($ Thousands).

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):
Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	453,855	–	453,855
Common Stock	195,047	–	–	195,047
Corporate Obligations	–	49,103	–	49,103
Asset-Backed Securities	–	33,330	–	33,330
Mortgage-Backed Securities	–	28,154	–	28,154
U.S. Government Agency Obligations	–	14,772	–	14,772
Sovereign Debt	–	1,244	–	1,244
Foreign Common Stock	660	–	–	660
Rights	–	–	–	–
Purchased Options	17	–	–	17
Total Investments in Securities	195,724	580,458	–	776,182
Securities Sold Short
Common Stock	(85,606)	–	–	(85,606)
Foreign Common Stock	(253)	–	–	(253)
Total Securities Sold Short	(85,859)	–	–	(85,859)

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(7)	–	–	(7)
Futures Contracts*
Unrealized Appreciation	4,905	–	–	4,905
Unrealized Depreciation	(4,622)	–	–	(4,622)
Forward Contracts*
Unrealized Appreciation	–	107	–	107
OTC Swaps
Credit Default Swaps*
Unrealized Depreciation	–	(39)	–	(39)
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	48	–	48
Unrealized Depreciation	–	(19)	–	(19)
Interest Rate Swaps*
Unrealized Appreciation	–	2,688	–	2,688
Reverse Repurchase Agreements	–	(126,489)	–	(126,489)
Total Other Financial Instruments	276	(123,704)	–	(123,428)

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Capital Stability Fund

†	Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 36.8%
U.S. Treasury Bills
15.695%, 10/26/2023 (A)(B)	$114,000	$113,598
10.681%, 11/02/2023 (A)	78,600	78,242
U.S. Treasury Inflation Protected Securities
3.875%, 04/15/2029	486	523
3.625%, 04/15/2028	365	384
3.375%, 04/15/2032	81	87
2.500%, 01/15/2029	299	301
2.375%, 01/15/2025	607	600
2.375%, 01/15/2027	284	282
2.125%, 02/15/2040	159	154
2.125%, 02/15/2041	253	245
2.000%, 01/15/2026	510	500
1.750%, 01/15/2028	172	167
1.625%, 10/15/2027	479	465
1.500%, 02/15/2053	314	259
1.375%, 07/15/2033	626	579
1.375%, 02/15/2044	433	362
1.250%, 04/15/2028	683	649
1.125%, 01/15/2033	840	759
1.000%, 02/15/2046	234	177
1.000%, 02/15/2048	202	150
1.000%, 02/15/2049	192	141
0.875%, 01/15/2029	504	467
0.875%, 02/15/2047	273	199
0.750%, 07/15/2028	611	568
0.750%, 02/15/2042	297	225
0.750%, 02/15/2045	465	338
0.625%, 01/15/2026	595	566
0.625%, 07/15/2032	869	758
0.625%, 02/15/2043	300	218
0.500%, 01/15/2028	608	560
0.375%, 07/15/2025	799	765
0.375%, 01/15/2027	693	645
0.375%, 07/15/2027	684	634
0.250%, 01/15/2025	928	892
0.250%, 07/15/2029	676	602
0.250%, 02/15/2050	303	178
0.125%, 04/15/2025	834	795
0.125%, 10/15/2025	676	640
0.125%, 10/15/2025	132	125
0.125%, 04/15/2026	583	545

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
0.125%, 07/15/2026	$557	$521
0.125%, 10/15/2026	695	646
0.125%, 04/15/2027	682	626
0.125%, 01/15/2030	695	606
0.125%, 07/15/2030	796	690
0.125%, 01/15/2031	905	774
0.125%, 07/15/2031	858	729
0.125%, 01/15/2032	862	722
0.125%, 02/15/2051	304	169
0.125%, 02/15/2052	348	191

Total U.S. Treasury Obligations
(Cost $215,301) ($ Thousands)		214,018

COMMERCIAL PAPER — 33.1%
Consumer Discretionary — 5.1%
American Honda Finance
5.711%, 10/23/2023 (A)	11,250	11,209
Hyundai Capital America
5.625%, 11/13/2023 (A)(C)	7,000	6,951
Parker-Hannifin
5.638%, 11/28/2023 (A)	11,300	11,195

		29,355

Energy — 6.4%
AES Corporation
12.209%, 11/08/2023 (A)	11,250	11,173
6.240%, 11/07/2023 (A)	250	248
Engie
5.424%, 10/06/2023 (A)	600	599
5.417%, 10/16/2023 (A)	4,800	4,788
Entergy
5.526%, 10/13/2023 (A)	8,000	7,983
National Fuel Gas
6.111%, 10/11/2023 (A)	1,550	1,547
Targa Resources
6.184%, 10/23/2023 (A)(C)	11,000	10,962

		37,300

Financials — 14.6%
Brookfield Infrastructure
6.098%, 11/02/2023 (A)	4,500	4,476
6.048%, 11/01/2023 (A)	6,000	5,969
5.578%, 12/20/2023 (A)	11,000	10,864
First Abu Dhabi Bank
5.547%, 10/16/2023 (A)	7,150	7,132
General Motors Financial
5.786%, 01/16/2024 (A)	7,750	7,613
5.741%, 11/21/2023 (A)	400	397

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Capital Stability Fund (Continued)

Description	Face Amount (Thousands)		Market Value ($ Thousands)
COMMERCIAL PAPER (continued)
5.717%, 10/03/2023 (A)		$300	$300
5.682%, 10/25/2023 (A)		2,500	2,490
Harley-Davidson Financial Services
6.060%, 11/09/2023 (A)		5,500	5,464
5.990%, 10/16/2023 (A)		5,100	5,087
Macquarie Bank
5.600%, 11/01/2023 (A)(C)		5,250	5,224
5.419%, 10/23/2023 (A)(C)		1,500	1,494
Mitsubishi HC Finance America
5.712%, 11/20/2023 (A)		4,050	4,017
5.630%, 10/16/2023 (A)		4,000	3,990
5.627%, 10/13/2023 (A)		2,000	1,996
Sumitomo Mitsui
5.605%, 12/15/2023 (A)		8,900	8,796
White Plains Cap
5.785%, 12/27/2023 (A)		10,000	9,858

			85,167

Health Care — 1.9%
Humana
5.507%, 10/04/2023 (A)		11,000	10,991

Information Technology — 0.9%
Global Payments
6.062%, 10/16/2023 (A)		5,000	4,986

Materials — 2.6%
Glencore FDG
5.723%, 11/10/2023 (A)		11,300	11,225
Nutrien
5.645%, 11/02/2023 (A)		4,000	3,979

			15,204

Utilities — 1.6%
Southern California Edison
6.042%, 01/04/2024 (A)		9,550	9,398

Total Commercial Paper
(Cost $192,452) ($ Thousands)			192,401

SOVEREIGN DEBT — 12.8%

Japan Treasury Discount Bill
0.000%, 11/13/2023	JPY	11,150,000	74,737

Total Sovereign Debt

(Cost $76,825) ($ Thousands)			74,737

Description	Shares	Market Value ($ Thousands)
EXCHANGE TRADED FUNDS — 6.5%

iShares Core S&P 500 ETF	42,126	$18,090
Vanguard Intermediate-Term Corporate Bond ETF	2,644	201
Vanguard Long-Term Corporate Bond ETF	554	40
Vanguard Mortgage-Backed Securities ETF	35,222	1,542
Vanguard S&P 500 ETF	45,998	18,063

Total Exchange Traded Funds
(Cost $24,129) ($ Thousands)		37,936

	Face Amount (Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.7%
FHLB
4.500%, 03/10/2028	$7,260	7,221
FHLB DN
5.202%, 10/02/2023(A)(D)	2,400	2,400

Total U.S. Government Agency Obligations
(Cost $9,849) ($ Thousands)		9,621

	Shares
COMMON STOCK — 0.1%

Information Technology — 0.1%
Microsoft Corp	1,148	363

Total Common Stock
(Cost $402) ($ Thousands)		363

PURCHASED OPTIONS — 0.0%
Total Purchased Options
(Cost $215) ($ Thousands)		303

Total Investments in Securities — 91.0%
(Cost $519,173) ($ Thousands)		$529,379

WRITTEN OPTIONS — (0.0)%
Total Written Options
(Premiums Received $144) ($ Thousands)		$(123)

SEI Institutional Managed Trust

A list of open exchange traded options held by the Fund at September 30, 2023, is as follows:

Description	Number of Contracts	Notional Amount (Thousands)	Exercise Price	Expiration Date	Value (Thousands)
PURCHASED OPTIONS — 0.0%
Put Options
IWM US 11/17/23 P171	317	$5,421	$171.00	11/18/2023	$83
QQQ US 10/06/23 P365	302	11,023	365.00	10/21/2023	220

Total Purchased Options		$16,444			$303
WRITTEN OPTIONS — (0.0)%
Put Options
IWM US 11/17/23 C162	(317)	$(5,135)	162.00	11/18/2023	$(35)
QQQ US 10/06/23 P355	(302)	(10,721)	355.00	10/21/2023	(70)

		(15,856)			(105)

Call Options
IWM US 11/17/23 C192	(317)	(6,087)	192.00	11/18/2023	(18)
QQQ US 10/06/23 C395	(302)	(11,929)	395.00	10/21/2023	–

		(18,016)			(18)

Total Written Options		$(33,872)			$(123)

A list of the open futures contracts held by the Fund at September 30, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
Long Contracts
Amsterdam Index	8	Oct-2023	$1,264	$1,237	$(14)
Australian 10-Year Bond	68	Dec-2023	5,025	4,914	(132)
CAC40 10 Euro Index	27	Oct-2023	2,088	2,044	(24)
Canadian 10-Year Bond	60	Dec-2023	5,203	5,109	(138)
DAX Index	3	Dec-2023	1,270	1,233	(24)
Euro-Buxl	6	Dec-2023	856	777	(61)
FTSE 100 Index	58	Dec-2023	5,493	5,431	44
FTSE MIB Index	2	Dec-2023	307	300	(4)
IBEX	18	Oct-2023	1,825	1,799	(6)
Long Gilt 10-Year Bond	23	Dec-2023	2,723	2,643	(3)
MSCI EAFE Index	79	Dec-2023	8,324	8,064	(260)
MSCI Emerging Markets	213	Dec-2023	10,489	10,176	(313)
NASDAQ 100 Index E-MINI	15	Dec-2023	4,701	4,460	(242)
Nikkei 225 Index	4	Dec-2023	652	637	(16)
Nikkei 225 Index	326	Dec-2023	7,252	6,960	(216)
OMX Stockholm 30	38	Oct-2023	746	756	(7)
Russell 2000 Index E-MINI	38	Dec-2023	3,518	3,417	(101)
S&P 500 Index E-MINI	39	Dec-2023	8,817	8,435	(383)
S&P Mid Cap 400 Index E-MINI	7	Dec-2023	1,821	1,764	(57)
S&P TSX 60 Index	12	Dec-2023	2,163	2,088	(69)
SPI 200 Index	45	Dec-2023	5,271	5,145	(115)
U.S. 5-Year Treasury Note	242	Dec-2023	25,727	25,497	(230)
U.S. 10-Year Treasury Note	111	Dec-2023	12,229	11,995	(234)
U.S. Long Treasury Bond	5	Dec-2023	599	569	(30)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Capital Stability Fund (Continued)

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation)(Thousands)
U.S. Ultra Long Treasury Bond	1	Dec-2023	$128	$119	$(9)
			118,491	115,569	(2,644)
Short Contracts
Euro STOXX 50	(2)	Dec-2023	$(92)	$(89)	$2
FTSE 100 Index	(1)	Dec-2023	(93)	(93)	–
Japanese 10-Year Bond	(14)	Dec-2023	(13,867)	(13,600)	77
S&P 500 Index E-MINI	(91)	Dec-2023	(20,433)	(19,681)	752
SPI 200 Index	(11)	Dec-2023	(1,289)	(1,258)	27
			(35,774)	(34,721)	858
			$82,717	$80,848	$(1,786)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2023, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Bank of America	10/12/23	EUR	795	USD	868	$26
Bank of America	10/26/23	USD	648	KRW	857,517	(10)
Bank of America	11/08/23	USD	896	AUD	1,383	(3)
Bank of America	11/15/23	JPY	11,153,000	USD	77,816	2,481
Bank of America	11/16/23	USD	1,960	CHF	1,748	(39)
Bank of America	12/07/23	USD	2,526	NOK	27,208	37
Bank of America	12/07/23	NOK	11,035	USD	1,024	(15)
Bank of America	12/07/23	SEK	19,231	USD	1,745	(31)
Barclays PLC	10/12/23	IDR	6,126,053	USD	406	10
Barclays PLC	11/16/23	PEN	446	USD	120	2
Barclays PLC	11/16/23	CHF	691	EUR	718	2
Barclays PLC	11/16/23	CLP	109,098	USD	123	2
Barclays PLC	01/11/24	MYR	3,692	USD	793	(4)
BNP Paribas	10/12/23	USD	1,040	IDR	15,611,539	(31)
BNP Paribas	11/16/23	USD	1,002	COP	4,086,133	(5)
BNP Paribas	11/16/23	COP	1,479,367	USD	363	2
Brown Brothers Harriman	10/11/23	USD	394	THB	14,429	3
Brown Brothers Harriman	10/11/23	USD	1,824	THB	63,138	(88)
Brown Brothers Harriman	10/11/23	THB	107,031	USD	3,045	103
Brown Brothers Harriman	10/12/23	USD	797	EUR	743	(10)
Brown Brothers Harriman	10/12/23	EUR	2,032	USD	2,236	83
Brown Brothers Harriman	10/19/23	USD	1,154	JPY	169,352	(15)
Brown Brothers Harriman	10/19/23	JPY	335,634	USD	2,315	57
Brown Brothers Harriman	10/27/23	NZD	153	USD	90	(1)
Brown Brothers Harriman	10/27/23	USD	402	NZD	677	5
Brown Brothers Harriman	10/27/23	USD	930	CAD	1,263	5
Brown Brothers Harriman	10/27/23	USD	347	CAD	469	—
Brown Brothers Harriman	10/27/23	CAD	719	USD	532	—
Brown Brothers Harriman	10/27/23	CAD	1,738	USD	1,284	(2)
Brown Brothers Harriman	11/06/23	USD	585	ZAR	11,099	2
Brown Brothers Harriman	11/06/23	USD	140	ZAR	2,643	—
Brown Brothers Harriman	11/06/23	ZAR	3,255	USD	173	1
Brown Brothers Harriman	11/06/23	ZAR	16,551	USD	864	(12)
Brown Brothers Harriman	11/08/23	AUD	1,013	USD	657	3
Brown Brothers Harriman	11/08/23	AUD	919	USD	589	(5)

SEI Institutional Managed Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Brown Brothers Harriman	11/08/23	USD	869	AUD	1,354	$6
Brown Brothers Harriman	11/08/23	USD	1,470	AUD	2,264	(7)
Brown Brothers Harriman	11/16/23	USD	106	CHF	95	(2)
Brown Brothers Harriman	11/17/23	GBP	410	USD	511	11
Brown Brothers Harriman	11/29/23	USD	305	CZK	7,039	—
Brown Brothers Harriman	11/29/23	USD	180	CZK	4,145	—
Brown Brothers Harriman	11/29/23	USD	760	PLN	3,249	(16)
Brown Brothers Harriman	11/29/23	USD	899	HUF	335,190	5
Brown Brothers Harriman	11/29/23	PLN	3,549	USD	825	13
Brown Brothers Harriman	11/29/23	CZK	11,184	USD	491	6
Brown Brothers Harriman	11/29/23	HUF	281,739	USD	754	(6)
Brown Brothers Harriman	12/07/23	USD	424	NOK	4,576	7
Brown Brothers Harriman	12/07/23	USD	968	SEK	10,661	17
Brown Brothers Harriman	12/07/23	SEK	3,380	USD	308	(5)
Brown Brothers Harriman	12/07/23	NOK	10,365	USD	962	(14)
Brown Brothers Harriman	01/11/24	CNY	195	USD	27	—
Brown Brothers Harriman	01/11/24	USD	502	CNH	3,648	1
Citigroup	10/12/23	EUR	962	USD	1,028	10
Citigroup	10/27/23	USD	1,066	CAD	1,441	1
Deutsche Bank	10/03/23	BRL	1,062	USD	215	3
Deutsche Bank	10/12/23	USD	626	IDR	9,391,124	(19)
Deutsche Bank	10/12/23	IDR	30,396,099	USD	1,980	15
Deutsche Bank	11/17/23	GBP	1,015	EUR	1,165	(3)
Deutsche Bank	12/07/23	SEK	9,751	NOK	9,415	(14)
Goldman Sachs	10/03/23	USD	697	BRL	3,451	(8)
Goldman Sachs	10/12/23	USD	380	IDR	5,801,338	(5)
Goldman Sachs	10/12/23	USD	873	EUR	823	(2)
Goldman Sachs	10/12/23	EUR	2,762	USD	2,982	56
Goldman Sachs	10/12/23	IDR	16,253,066	USD	1,065	14
Goldman Sachs	10/26/23	USD	308	PHP	17,479	1
Goldman Sachs	10/26/23	USD	604	KRW	793,204	(14)
Goldman Sachs	10/26/23	PHP	69,062	USD	1,213	(8)
Goldman Sachs	10/26/23	KRW	327,374	USD	252	8
Goldman Sachs	10/27/23	CAD	1,131	USD	833	(4)
Goldman Sachs	10/27/23	USD	1,596	NZD	2,701	26
Goldman Sachs	10/27/23	NZD	4,718	USD	2,804	(30)
Goldman Sachs	11/03/23	USD	2,491	BRL	12,425	(20)
Goldman Sachs	11/03/23	BRL	6,479	USD	1,299	11
Goldman Sachs	11/03/23	BRL	895	USD	176	(2)
Goldman Sachs	11/16/23	PEN	551	USD	148	3
Goldman Sachs	11/16/23	USD	960	PEN	3,578	(17)
Goldman Sachs	11/16/23	COP	1,220,669	USD	305	7
Goldman Sachs	12/14/23	INR	12,451	USD	149	—
Goldman Sachs	01/11/24	USD	379	MYR	1,766	2
JPMorgan Chase Bank	10/12/23	USD	877	IDR	13,402,894	(10)
JPMorgan Chase Bank	10/26/23	USD	456	PHP	25,175	(11)
JPMorgan Chase Bank	10/26/23	PHP	16,513	USD	302	10
JPMorgan Chase Bank	10/26/23	KRW	710,182	USD	550	22
JPMorgan Chase Bank	10/27/23	USD	1,751	CAD	2,347	(14)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Capital Stability Fund (Continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
JPMorgan Chase Bank	11/16/23	USD	348	CLP	310,283	$(2)
JPMorgan Chase Bank	11/29/23	TWD	2,922	USD	92	1
JPMorgan Chase Bank	12/07/23	EUR	1,154	NOK	13,206	19
JPMorgan Chase Bank	01/11/24	CNY	4,509	USD	622	(5)
Merrill Lynch	10/12/23	USD	595	EUR	541	(22)
Merrill Lynch	10/12/23	USD	1,356	IDR	20,598,624	(24)
Merrill Lynch	10/26/23	USD	253	PHP	14,372	1
Merrill Lynch	10/26/23	USD	402	PHP	22,205	(10)
Merrill Lynch	10/26/23	USD	1,118	KRW	1,483,583	(14)
Merrill Lynch	10/26/23	PHP	10,968	USD	198	4
Merrill Lynch	10/26/23	PHP	82,763	USD	1,451	(11)
Merrill Lynch	10/26/23	KRW	326,398	USD	257	14
Merrill Lynch	10/27/23	CAD	1,424	USD	1,053	(1)
Merrill Lynch	11/06/23	USD	558	ZAR	10,669	7
Merrill Lynch	11/16/23	CHF	2,335	USD	2,619	52
Merrill Lynch	11/16/23	COP	511,226	USD	123	(2)
Merrill Lynch	11/17/23	USD	1,425	GBP	1,149	(23)
Merrill Lynch	11/29/23	USD	225	TWD	7,131	(3)
Merrill Lynch	12/07/23	USD	2,657	SEK	29,282	48
Merrill Lynch	12/07/23	NOK	19,664	USD	1,826	(27)
Merrill Lynch	12/14/23	INR	21,513	USD	258	(1)
Merrill Lynch	01/25/24	IDR	3,122,014	USD	200	(1)
Montgomery/Bank of America	10/26/23	USD	84	PHP	4,753	—
Montgomery/Bank of America	11/29/23	TWD	4,209	USD	132	1
Morgan Stanley	10/03/23	USD	2,524	BRL	12,425	(42)
Morgan Stanley	10/03/23	BRL	8,868	USD	1,801	30
Morgan Stanley	10/12/23	USD	986	IDR	15,310,865	5
Morgan Stanley	10/12/23	EUR	1,729	USD	1,907	75
Morgan Stanley	10/12/23	USD	3,720	EUR	3,410	(107)
Morgan Stanley	10/12/23	IDR	17,855,680	USD	1,181	27
Morgan Stanley	10/12/23	IDR	9,485,487	USD	611	(3)
Morgan Stanley	10/19/23	USD	2,691	JPY	385,894	(96)
Morgan Stanley	10/19/23	JPY	298,071	USD	2,046	42
Morgan Stanley	10/26/23	USD	384	KRW	510,517	(4)
Morgan Stanley	10/27/23	USD	2,036	NZD	3,427	22
Morgan Stanley	10/27/23	NZD	2,086	USD	1,239	(14)
Morgan Stanley	11/08/23	AUD	886	USD	572	(1)
Morgan Stanley	11/16/23	USD	163	CLP	145,850	—
Morgan Stanley	11/16/23	USD	1,664	MXN	28,783	(21)
Morgan Stanley	11/16/23	MXN	18,456	USD	1,067	13
Morgan Stanley	11/16/23	CLP	1,037,145	USD	1,156	(2)
Morgan Stanley	11/17/23	USD	1,203	GBP	964	(26)
Morgan Stanley	11/17/23	GBP	1,416	USD	1,757	29
Morgan Stanley	12/14/23	USD	2,816	INR	235,525	9
Morgan Stanley	12/14/23	INR	136,080	USD	1,627	(5)
Morgan Stanley	01/11/24	USD	952	MYR	4,422	3
Morgan Stanley	01/11/24	MYR	2,496	USD	538	(1)
Morgan Stanley	01/11/24	CNH	9,384	USD	1,292	(3)
Morgan Stanley	01/25/24	USD	610	IDR	9,485,487	2

SEI Institutional Managed Trust

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Morgan Stanley	01/25/24	IDR	15,310,865	USD	984	$(4)
UBS	10/26/23	USD	305	KRW	384,525	(19)
UBS	10/26/23	KRW	243,084	USD	183	2
						$2,489

A list of the open OTC swap agreements held by the Fund at September 30, 2023 is as follows:

Total Return Swap

Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
Goldman Sachs	Goldman Sachs TY Weekly Volatility Carry Strategy Index	Negative Index Return	Positive Index Return	Quarterly	08/22/2024	USD	2,134	$51	$–	$51
								$51	$–	$51

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2023 is as follows:

Credit Default Swaps - Sell Protection

Reference Entity/ Obligation	Receive Rate	Payment Frequency	Termination Date	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/ Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
CDX.NA.HY.S40V1-5Y	5.00%	Quarterly	06/20/2028	$3,830	$65	$84	$(19)
CDX.NA.IG.S39V1-5Y	1.00%	Quarterly	12/20/2027	330	4	4	–
CDX.NA.IG.S40V1-5Y	1.00%	Quarterly	06/20/2028	2,770	37	36	1
ITRAXX.XOVER.S38V1-5Y	5.00%	Quarterly	12/20/2027	414	26	14	12
ITRAXX.XOVER.S39V1-5Y	5.00%	Quarterly	06/20/2028	375	20	19	1
					$152	$157	$(5)

Interest Rate Swaps

Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount (Thousands)	Value (Thousands)	Upfront Payments/Receipts (Thousands)	Net Unrealized Appreciation (Depreciation) (Thousands)
6-MONTH AUD - BBSW	4.07%	Semi-Annually	03/17/2033	AUD	1,060	$(34)	$–	$(34)
3-MONTH NZD - BKBM	4.351%	Quarterly	03/20/2033	NZD	840	(31)	–	(31)
6-MONTH AUD - BBSW	3.896%	Semi-Annually	04/04/2033	AUD	1,760	(83)	–	(83)
3-MONTH NZD - BKBM	4.1895%	Quarterly	04/05/2033	NZD	1,680	(75)	–	(75)
6-MONTH AUD - BBSW	3.7445%	Semi-Annually	04/12/2033	AUD	1,920	(92)	–	(92)
3-MONTH NZD - BKBM	4.1215%	Quarterly	04/13/2033	NZD	1,840	(87)	–	(87)
6-MONTH AUD - BBSW	4.424%	Semi-Annually	07/19/2033	AUD	640	(5)	–	(5)
3-MONTH NZD - BKBM	4.474%	Quarterly	07/20/2033	NZD	630	(19)	–	(19)
6-MONTH AUD - BBSW	4.475%	Semi-Annually	07/31/2033	AUD	740	(3)	–	(3)
3-MONTH NZD - BKBM	4.6%	Quarterly	08/01/2033	NZD	760	(18)	–	(18)
						$(447)	$–	$(447)

SEI Institutional Managed Trust

SCHEDULE OF INVESTMENTS

September 30, 2023

Multi-Asset Capital Stability Fund (Concluded)

Percentages are based on Net Assets of $581,570 ($ Thousands).
(A)	Interest rate represents the security's effective yield at the time of purchase.
(B)	Security, or a portion thereof, has been pledged as collateral on open futures contracts. The total market value of such securities as of September 30, 2023 was $2,989 ($ Thousands).
(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2023, the value of these securities amounted to $24,631 ($ Thousands), representing 4.2% of the Net Assets of the Fund.

(D)	Zero coupon security.

The following is a summary of the level of inputs used as of September 30, 2023, in valuing the Fund's investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
U.S. Treasury Obligations	–	214,018	–	214,018
Commercial Paper	–	192,401	–	192,401
Sovereign Debt	–	74,737	–	74,737
Exchange Traded Funds	37,936	–	–	37,936
U.S. Government Agency Obligations	–	9,621	–	9,621
Common Stock	363	–	–	363
Purchased Options	303	–	–	303
Total Investments in Securities	38,602	490,777	–	529,379

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(123)	–	–	(123)
Futures Contracts*
Unrealized Appreciation	902	–	–	902
Unrealized Depreciation	(2,688)	–	–	(2,688)
Forward Contracts*
Unrealized Appreciation	–	3,485	–	3,485
Unrealized Depreciation	–	(996)	–	(996)
OTC Swap
Total Return Swap*
Unrealized Appreciation	–	51	–	51
Centrally Cleared Swaps
Credit Default Swaps*
Unrealized Appreciation	–	14	–	14
Unrealized Depreciation	–	(19)	–	(19)
Interest Rate Swaps*
Unrealized Depreciation	–	(447)	–	(447)
Total Other Financial Instruments	(1,909)	2,088	–	179

*	Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Glossary (abbreviations which may be used in the preceding Schedules of Investments):

Portfolio Abbreviations
ADR — American Depositary Receipt
AGC — Assured Guaranty Corporation
AGM— Assured Guaranty Municipal
ARM — Adjustable Rate Mortgage
BAM — Build America Mutual Assurance Corp.
BBSW — Bank Bill Swap Rate
BKBM — Bank Bill Market Rate
BPS — Basis Points
BZDIOVRA — Overnight Brazil CETIP - Interbank Rate
CD — Certificate of Deposit
CDO — Collateralized Debt Obligation
Cl — Class
CLO — Collateralized Loan Obligation
CMO — Collateralized Mortgage Obligation
CPI — Consumer Price Index
DAC — Designated Activity Company
ETF — Exchange-Traded Fund
EURIBOR — Euro London Interbank Offered Rate
FEDEF — U.S. Federal Funds Effective Rate
FFCB — Federal Farm Credit Bank
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GICS — Global Industry Classification Standard
GNMA — Government National Mortgage Association
GO — General Obligation
H15T7Y — Harmonized Index of Consumer Prices
IO — Interest Only — face amount represents notional amount
JSC — Joint-Stock Company
LIBOR— London Interbank Offered Rate
LLLP — Limited Liability Limited Partnership
LP — Limited Partnership
MTN — Medium Term Note
MXN-TIIE — Mexican Interbank TIIE 28-Day
OIS — Overnight Index Swap
OTC — Over The Counter
PIK — Payment-in-Kind
PJSC — Public Joint Stock Company
PO — Principal Only
RB — Revenue Bond
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
Re-REMIC — Resecuritization of Real Estate Mortgage Investment Conduit
Ser — Series
SOFR — Secured Overnight Financing Rate
SOFR30A — Secured Overnight Financing Rate 30-day Average
SOFRINDX — Custom SOFR Index
SPDR — Standard & Poor's Depository Receipt
STACR — Structured Agency Credit Risk
TBA — To Be Announced

Currency Abbreviations
AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
CNY — Chinese Yuan Onshore
COP — Colombian Peso
CZK — Czech Koruna
DKK — Danish Krone
EUR — Euro
GBP — British Pound Sterling
HKD — Hong Kong Dollar
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli New Sheckels
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
MXN — Mexican Peso
MYR — Malaysian Ringgit
NOK — Norwegian Krone
NZD — New Zealand Dollar
PEN — Peruvian Nuevo Sol
PHP— Philippine Peso
PLN — Polish Zloty
RUB — Russian Ruble
SEK — Swedish Krona
SGD — Singapore Dollar
THB — Thai Baht
TWD — Taiwan Dollar
USD — U.S. Dollar
ZAR — South African Rand

SEI Institutional Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	Large Cap Fund	Large Cap Value Fund
Assets:
Investments, at value †	$1,596,998	$1,224,849
Affiliated investments, at value ††	19,610	9,579
Cash and cash equivalents	3	6
Cash pledged as collateral on OTC swap contracts	–	–
Cash pledged as collateral on futures contracts	822	333
Foreign currency, at value †††	–	–
Receivable for fund shares sold	612	420
Receivable for investment securities sold	3,140	1,144
Dividends and interest receivable	1,854	2,424
Foreign tax reclaim receivable	64	214
Prepaid expenses	28	22
Total Assets	1,623,131	1,238,991
Liabilities:
Payable for investment securities purchased	3,143	1,142
Payable for fund shares redeemed	779	310
Administration fees payable	343	302
Shareholder servicing fees payable Class F	330	233
Shareholder servicing fees payable Class I	–	–
Payable for Variation Margin on Futures Contracts	50	22
Payable upon return on securities loaned	–	41
OTC Swap contracts, at value ††††	–	–
Due to custodian	–	–
Investment advisory fees payable	498	341
Chief Compliance Officer fees payable	3	2
Trustees fees payable	–	–
Administration servicing fees payable Class I	–	–
Accrued expense payable	94	71
Total Liabilities	5,240	2,464
Net Assets	$1,617,891	$1,236,527
† Cost of investments and repurchase agreements	$1,071,099	$933,405
†† Cost of affiliated investments	19,610	9,584
††† Cost of foreign currency	–	–
†††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	–

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Large Cap Growth Fund	Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund	Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund

$1,321,380	$974,803	*	$3,760,201	*	$845,950	$514,087	*	$338,913	*	$304,275	*	$762,684
16,819	33,217		30,044		19,012	5,695		5,395		6,290		9,783
–	2		67		–	11		–		6		14
–	–		–		–	–		–		–		–
507	1,859		774		1,064	–		–		–		–
–	–		125		–	–		–		–		–
466	196		397		78	179		92		102		96
2,965	–		–		–	2,009		1,756		2,725		5,066
408	766		3,672		652	367		537		134		596
4	–		326		10	–		1		1		–
22	16		64		13	9		6		5		13
1,342,571	1,010,859		3,795,670		866,779	522,357		346,700		313,538		778,252

3,878	–		–		–	1,857		1,535		2,711		4,235
335	493		946		481	278		95		84		166
321	123		678		110	126		84		75		187
255	86		689		36	104		62		58		124
–	–		–		2	–		–		–		–
29	111		48		57	–		–		–		–
–	569		3,639		–	381		1,688		2,407		–
696	–		–		–	–		–		–		–
4	–		–		–	–		–		–		–
374	17		1,287		15	252		165		141		373
2	2		6		1	1		1		–		1
–	–		1		–	–		–		–		–
–	–		–		2	–		–		–		–
77	85		220		70	30		20		20		46
5,971	1,486		7,514		774	3,029		3,650		5,496		5,132
$1,336,600	$1,009,373		$3,788,156		$866,005	$519,328		$343,050		$308,042		$773,120
$748,674	$658,580		$1,251,306		$232,948	$454,140		$282,792		$280,056		$471,544
16,819	33,215		30,022		19,012	5,694		5,392		6,294		9,783
–	–		129		–	–		–		–		–
–	–		–		–	–		–		–		–
–	549		3,399		–	377		1,651		2,342		–

SEI Institutional Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	Large Cap Fund		Large Cap Value Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$1,025,791		$905,616
Total distributable earnings (accumulated losses)	592,100		330,911
Net Assets	$1,617,891		$1,236,527
Net Asset Value, Offering and Redemption Price Per Share — Class F	$13.55		$23.86
	($1,565,194,441 ÷ 115,491,870 shares	)	($1,110,984,672 ÷ 46,562,142 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	N/A		$23.90
			($1,323,058 ÷ 55,353 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$13.57		$23.86
	($52,696,290 ÷ 3,884,413 shares	)	($124,218,956 ÷ 5,206,904 shares	)

(1) Net assets divided by shares does not calculate to the stated NAV because net assets and shares are shown rounded.

N/A – Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Large Cap Growth Fund		Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund

$574,727		$719,699		$1,132,712		$225,941		$452,091		$289,094		$315,707		$461,210
761,873		289,674		2,655,444		640,064		67,237		53,956		(7,665)		311,910
$1,336,600		$1,009,373		$3,788,156		$866,005		$519,328		$343,050		$308,042		$773,120
$40.64		$15.02		$31.64		$79.28		$11.90		$22.34		$28.97		$22.53
($1,190,786,062 ÷ 29,299,755 shares	)	($1,009,372,784 ÷ 67,216,691 shares	)	($3,266,629,736 ÷ 103,248,299 shares	)	($860,787,985 ÷ 10,857,947 shares	)	($495,148,157 ÷ 41,596,880 shares	)	($295,920,130 ÷ 13,243,452 shares	)	($275,326,878 ÷ 9,502,366 shares	)	($671,322,560 ÷ 29,798,504 shares	)
$38.86		N/A		N/A		$79.90		N/A		$22.09		$26.78		N/A
($1,912,336 ÷ 49,241 shares	)(1)					($5,217,152 ÷ 65,298 shares	)			($480,664 ÷ 21,755 shares	)	($346,925 ÷ 12,953 shares	)
$40.91		N/A		$31.65		N/A		$12.06		$22.36		$29.66		$22.58
($143,900,526 ÷ 3,517,587 shares	)			($521,526,610 ÷ 16,476,299 shares	)			($24,179,704 ÷ 2,005,197 shares	)	($46,648,984 ÷ 2,086,457 shares	)	($32,368,113 ÷ 1,091,389 shares	)	($101,797,863 ÷ 4,509,049 shares	)

SEI Institutional Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	Mid-Cap Fund	U.S. Managed Volatility Fund
Assets:
Investments, at value †	$72,753	$726,979	*
Affiliated investments, at value ††	1,512	18,386
Repurchase agreements†	–	–
Cash and cash equivalents	1	42
Cash pledged as collateral on centrally cleared swap contracts	–	–
Cash pledged as collateral on OTC swap contracts	–	–
Cash pledged as collateral on futures contracts	–	560
Cash pledged as collateral on TBA's	–	–
Foreign currency, at value †††	–	1,433
Receivable for fund shares sold	8	65
Receivable for investment securities sold	–	–
Dividends and interest receivable	79	1,230
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
Receivable for Variation Margin on Futures Contracts	–	–
Receivable for Variation Margin on Swap Contracts	–	–
Foreign tax reclaim receivable	–	2
Prepaid expenses	1	14
Total Assets	74,354	748,711
Liabilities:
Payable for fund shares redeemed	48	582
Administration fees payable	19	148
Shareholder servicing fees payable Class F	15	121
Payable upon return on securities loaned	–	2,814
Payable for investment securities purchased	–	–
Income distribution payable	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value ^^	–	–
Due to custodian	–	–
Payable for Variation Margin on Swap Contracts	–	–
Payable for Variation Margin on Futures Contracts	–	30
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	25	245
Trustees fees payable	–	–
Chief Compliance Officer fees payable	–	1
Accrued expense payable	4	45
Total Liabilities	111	3,986
Net Assets	$74,243	$744,725
† Cost of investments and repurchase agreements	$69,494	$654,985
†† Cost of affiliated investments	1,512	18,386
††† Cost of foreign currency	–	1,429
^^ Premiums received from written options and swaptions	–	–
†††† Cost (premiums received)	–	–
* Includes market value of securities on loan	–	2,715

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

SEI Institutional Managed Trust

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund	Core Fixed Income Fund		High Yield Bond Fund	Conservative Income Fund

$761,326	*	$785,360	*	$300,726	*	$67,139	$3,606,569	*	$1,202,957	$387,259
13,259		21,278		3,687		977	294,729		13,032	107
–		–		–		–	–		–	90,100
6,253		57		2,093		–	403		–	–
–		–		–		–	8,841		–	–
–		–		–		–	–		–	–
320		594		39		–	7,189		–	–
–		–		–		–	2,728		–	–
132		1,472		650		–	2,283		–	–
58		160		47		25	1,124		260	1,241
–		–		385		601	106,958		12,026	–
1,607		949		1,089		263	20,766		19,871	1,531
2,137		–		–		–	606		–	–
–		–		2		–	–		–	–
15		–		5		–	925		–	–
–		–		–		–	194		–	–
3,321		9		2,936		–	708		83	–
14		15		5		1	58		21	6
788,442		809,894		311,664		69,006	4,054,081		1,248,250	480,244

520		729		159		523	1,855		876	440
172		196		100		18	474		193	38
139		147		52		12	613		227	36
5,169		3,175		2,585		5	53,127		1	–
–		–		864		205	635,769		15,124	–
–		–		–		–	716		1,123	376
–		–		–		–	533		–	–
–		–		–		–	2,165		–	–
–		–		–		–	–		1,140	–
–		–		–		–	200		–	–
16		32		1		–	403		–	–
–		–		–		–	13		–	–
289		–		–		–	1,838		2	–
358		298		97		33	563		429	23
–		–		–		–	1		–	–
1		1		–		–	5		2	1
124		49		75		4	338		130	27
6,788		4,627		3,933		800	698,613		19,247	941
$781,654		$805,267		$307,731		$68,206	$3,355,468		$1,229,003	$479,303
$747,522		$359,124		$249,206		$59,885	$3,958,865		$1,277,042	$477,413
13,260		21,283		3,684		978	294,658		13,032	107
132		1,472		–		–	2,343		–	–
–		–		–		–	(1,240)		–	–
–		–		–		–	–		–	–
4,701		2,964		2,460		–	52,367		–	–

SEI Institutional Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	Mid-Cap Fund		U.S. Managed Volatility Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$74,849		$600,478
Total distributable earnings (accumulated losses)	(606)		144,247
Net Assets	$74,243		$744,725
Net Asset Value, Offering and Redemption Price Per Share — Class F	$25.31		$14.88
	($69,548,566 ÷ 2,748,233 shares	)	($577,827,406 ÷ 38,837,809 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$25.23		$14.87
	($309,029 ÷ 12,247 shares	)	($545,856 ÷ 36,702 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$25.32		$14.88
	($4,385,072 ÷ 173,175 shares	)	($166,352,027 ÷ 11,179,828 shares	)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund

$736,774		$280,533		$309,313		$61,989		$4,247,817		$1,739,897		$479,276
44,880		524,734		(1,582)		6,217		(892,349)		(510,894)		27
$781,654		$805,267		$307,731		$68,206		$3,355,468		$1,229,003		$479,303
$9.69		$19.14		$10.21		$13.26		$9.10		$5.37		$10.00
($662,757,738 ÷ 68,375,814 shares	)	($699,917,406 ÷ 36,565,897 shares	)	($250,047,355 ÷ 24,488,540 shares	)	($55,147,828 ÷ 4,157,831 shares	)	($2,966,848,561 ÷ 325,932,111 shares	)	($1,072,998,940 ÷ 199,787,372 shares	)	($464,085,509 ÷ 46,406,996 shares	)
$9.40		N/A		N/A		$13.22		$9.09		$5.15		N/A
($466,699 ÷ 49,672 shares	)					($169,286 ÷ 12,806 shares	)	($2,715,124 ÷ 298,768 shares	)	$(3,556 ÷ 690 shares	)
$9.73		$19.14		$10.22		$13.28		$9.11		$5.37		$10.01
($118,429,488 ÷ 12,176,119 shares	)	($105,349,825 ÷ 5,502,807 shares	)	($57,683,667 ÷ 5,641,471 shares	)	($12,888,631 ÷ 970,350 shares	)	($385,904,290 ÷ 42,366,595 shares	)	($156,000,436 ÷ 29,046,645 shares	)	($15,217,395 ÷ 1,520,309 shares	)

SEI Institutional Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	Tax-Free Conservative Income Fund	Real Return Fund
Assets:
Investments, at value †	$167,190	$195,881
Affiliated investments, at value ††	–	1,547
Cash and cash equivalents	50	–
Due from Broker	–	–
Cash pledged as collateral on centrally cleared swap contracts	–	–
Cash pledged as collateral on OTC swap contracts	–	–
Cash pledged as collateral on futures contracts	–	–
Cash pledged as collateral on securities sold short	–	–
Foreign currency, at value †††	–	–
Receivable for fund shares sold	21	20
Receivable for investment securities sold	–	–
Dividends and interest receivable	872	467
Unrealized gain on forward foreign currency contracts	–	–
Unrealized gain on foreign spot currency contracts	–	–
OTC Swap contracts, at value ††††	–	–
Receivable for Variation Margin on Futures Contracts	–	–
Receivable for Variation Margin on Swap Contracts	–	–
Foreign tax reclaim receivable	–	–
Receivable due from Administrator	–	–
Deferred offering costs	–	–
Prepaid expenses	3	4
Total Assets	168,136	197,919
Liabilities:
Payable for fund shares redeemed	105	159
Income distribution payable	86	–
Administration fees payable	15	32
Shareholder servicing fees payable Class F	14	15
Payable for securities sold short@	–	–
Payable for investment securities purchased	–	–
OTC Swap contracts, at value ††††	–	–
Options written, at value ^^	–	–
Due to broker	–	–
Reverse repurchase agreements	–	–
Payable for Variation Margin on Swap Contracts	–	–
Payable for Variation Margin on Futures Contracts	–	–
Unrealized loss on foreign currency spot contracts	–	–
Unrealized loss on forward foreign currency contracts	–	–
Investment advisory fees payable	8	21
Interest payable	–	–
Chief Compliance Officer fees payable	–	–
Repurchase agreements payable	–	–
Other payables	–	–
Accrued expense payable	13	12
Total Liabilities	241	239
Net Assets	$167,895	$197,680
† Cost of investments and repurchase agreements	$167,253	$209,879
†† Cost of affiliated investments	–	1,547
††† Cost of foreign currency	–	–
†††† Cost (premiums received)	–	–
^^ Premiums received from written options and swaptions	–	–
@Proceeds from securities sold short	–	–

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Liquid Alternative Fund	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$553,276	$262,172	$–	$1,350,754	$633,239	$776,182	$529,379
2,779	92,197	–	–	–	–	–
108,961	32,216	10,875	447,740	6,495	108,236	23,720
–	128	–	–	–	–	–
10,076	414	–	8,990	3,923	885	–
12,950	–	–	94	60	11	56
4,295	–	479	58,228	4,173	7,423	4,409
–	25,288	–	–	–	–	–
–	2,103	–	7,118	4,721	–	21,774
220	135	–	538	55	348	50
–	20,167	–	248	6,657	500	9,337
783	1,856	40	2,434	7,942	1,979	340
–	13	–	8,482	1,318	107	3,485
–	–	–	–	–	–	21
–	–	–	438	–	–	2,205
–	–	7	7,624	775	771	269
673	27	–	–	307	28	7
–	44	–	363	93	–	–
–	–	17	–	–	–	–
–	–	35	–	–	–	–
11	6	–	33	11	15	10
694,024	436,766	11,453	1,893,084	669,769	896,485	595,062

303	219	66	782	327	379	423
–	–	–	–	442	–	–
152	92	–	382	118	151	56
137	73	–	376	45	135	46
–	34,680	–	–	–	85,859	–
–	32,827	–	–	7,012	1,130	9,274
7,491	–	–	699	177	100	2,154
1,514	13	–	–	60	7	123
815	–	–	–	120	–	–
–	–	–	–	–	126,489	–
512	–	–	167	362	140	29
191	–	23	6,244	5	1,657	107
–	–	–	–	–	–	52
–	2	–	2,023	917	–	996
109	238	4	1,017	232	188	174
–	–	–	–	–	–	2
1	1	–	3	1	1	1
–	–	–	–	–	469	–
–	–	–	–	–	–	1
62	38	2	163	119	87	54
11,287	68,183	95	11,856	9,937	216,792	13,492
$682,737	$368,583	$11,358	$1,881,228	$659,832	$679,693	$581,570
$257,214	$270,302	$–	$1,388,115	$713,660	$713,022	$519,173
2,779	92,197	–	–	–	–	–
–	2,096	–	6,923	–	–	21,701
–	–	–	–	–	(61)	–
(1,309)	(17)	–	–	(17)	(19)	(144)
–	(35,281)	–	–	–	94,356	–

SEI Institutional Managed Trust

STATEMENTS OF ASSETS AND LIABILITIES/CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

September 30, 2023

	Tax-Free Conservative Income Fund		Real Return Fund
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$167,953		$221,039
Total distributable earnings (accumulated losses)	(58)		(23,359)
Net Assets	$167,895		$197,680
Net Asset Value, Offering and Redemption Price Per Share — Class F	$10.00		$9.33
	($163,923,602 ÷ 16,398,020 shares	)	($183,431,360 ÷ 19,658,386 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class Y	$10.01		$9.37
	($3,971,291 ÷ 396,563 shares	)	($14,248,535 ÷ 1,519,984 shares	)

N/A - Not applicable. Share class currently not offered.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Liquid Alternative Fund		Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund

$353,871		$392,437		$11,170		$2,845,506		$763,492		$859,899		$582,540
328,866		(23,854)		188		(964,278)		(103,660)		(180,206)		(970)
$682,737		$368,583		$11,358		$1,881,228		$659,832		$679,693		$581,570
$14.86		$9.37		$10.16		$6.66		$9.28		$7.87		$10.01
($640,724,890 ÷ 43,130,309 shares	)	($354,258,456 ÷ 37,819,107 shares	)	($530,759 ÷ 52,216 shares	)	($1,781,011,006 ÷ 267,469,546 shares	)	($532,158,992 ÷ 57,334,173 shares	)	($648,826,948 ÷ 82,422,421 shares	)	($552,045,661 ÷ 55,127,721 shares	)
$14.88		$9.37		$10.17		$6.73		$9.28		$7.88		$10.03
($42,012,519 ÷ 2,823,335 shares	)	($14,324,909 ÷ 1,528,715 shares	)	($10,826,971 ÷ 1,064,997 shares	)	($100,216,527 ÷ 14,887,567 shares	)	($127,673,428 ÷ 13,757,021 shares	)	($30,865,956 ÷ 3,917,473 shares	)	($29,524,002 ÷ 2,942,306 shares	)

SEI Institutional Managed Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2023

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund
Investment Income:
Dividends	$29,656	$39,615	$12,302
Income from affiliated investments(1)	653	543	780
Interest income	–	–	716
Security lending income - net(1) (2)	67	89	52
Less: foreign taxes withheld	(82)	(246)	(8)
Total Investment Income	30,294	40,001	13,842
Expenses:
Investment advisory fees	6,621	4,661	5,530
Administration fees	5,004	3,995	4,148
Shareholder servicing fees Class F	4,111	2,908	2,996
Shareholder servicing fees Class I	–	4	5
Audit fees	73	55	62
Legal fees	49	38	40
Trustees' fees	42	33	34
Chief compliance officer fees	10	8	8
Administration servicing fees Class I	–	4	5
Printing fees	120	93	97
Registration fees	69	54	55
Custodian/Wire agent fees	64	50	53
Pricing fees	40	31	32
Other expenses	56	44	46
Total Expenses	16,259	11,978	13,111
Less:
Waiver of investment advisory fees	(467)	(318)	(1,016)
Waiver of shareholder servicing fees Class F	(33)	(23)	(24)
Waiver of shareholder servicing fees Class I	–	(1)	(1)
Waiver of administration fees	(740)	(166)	(182)
Net Expenses	15,019	11,470	11,888
Net Investment Income (Loss)	15,275	28,531	1,954
Net Realized Gain (Loss) on:
Investments	84,988	63,486	195,454
Affiliated investments	(20)	2	–
Futures contracts	432	1,428	760
Swap contracts	–	–	2,876
Capital gains on Affiliated Investments	–	2	1
Net Realized Gain (Loss)	85,400	64,918	199,091
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	180,865	83,643	119,878
Affiliated investments	(6)	(3)	–
Futures contracts	456	599	450
Swap contracts	–	–	(696)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	–	–
Net Change in Unrealized Appreciation (Depreciation)	$181,315	$84,239	$119,632
Net Increase in Net Assets Resulting from Operations	$281,990	$177,688	$320,677

(1)	See Note 6 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Large Cap Index Fund	Tax-Managed Large Cap Fund	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Small Cap Growth Fund	Tax-Managed Small/Mid Cap Fund

$15,971	$72,502	$13,467	$7,559	$8,493	$2,285	$12,167
455	835	332	294	204	173	408
–	–	–	–	–	–	–
106	345	6	31	73	70	26
(1)	(358)	(4)	(19)	(16)	(21)	(22)
16,531	73,324	13,801	7,865	8,754	2,507	12,579

506	15,637	249	3,560	2,393	2,113	5,311
3,037	8,741	1,824	1,643	1,105	975	2,451
2,531	8,532	2,058	1,311	771	723	1,789
–	–	15	–	2	1	–
45	169	37	23	15	14	35
29	113	24	16	10	9	24
25	97	20	14	9	8	20
6	24	5	3	2	2	5
–	–	15	–	2	1	–
74	278	61	39	25	23	57
35	146	32	22	15	13	33
39	147	31	21	14	12	31
31	87	22	18	12	11	23
32	130	96	18	12	11	27
6,390	34,101	4,489	6,688	4,387	3,916	9,806

(304)	–	(83)	(412)	(287)	(353)	(628)
(1,518)	(68)	(1,646)	(10)	(6)	(6)	(215)
–	–	(3)	–	–	–	–
(2,012)	(384)	(640)	(65)	(34)	(29)	(97)
2,556	33,649	2,117	6,201	4,060	3,528	8,866
13,975	39,675	11,684	1,664	4,694	(1,021)	3,713

(6,623)	183,398	32,296	21,028	7,681	(12,594)	20,785
(4)	(3)	–	–	–	–	–
326	1,572	651	(21)	(92)	(4)	(25)
–	–	–	–	–	–	–
–	1	–	–	–	–	–
(6,301)	184,968	32,947	21,007	7,589	(12,598)	20,760

178,007	427,764	108,967	33,750	36,942	36,995	56,600
35	24	–	–	1	1	(8)
180	112	(418)	–	–	–	–
–	–	–	–	–	–	–
–	2	–	–	–	–	–
$178,222	$427,902	$108,549	$33,750	$36,943	$36,996	$56,592
$185,896	$652,545	$153,180	$56,421	$49,226	$23,377	$81,065

SEI Institutional Managed Trust

STATEMENTS OF OPERATIONS ($ Thousands)

For the year ended September 30, 2023

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund
Investment Income:
Dividends	$1,133	$21,009	$25,014
Income from affiliated investments(1)	62	667	489
Interest income	1	–	166
Security lending income - net(1) (2)	1	123	68
Less: foreign taxes withheld	(2)	(129)	(1,946)
Total Investment Income	1,195	21,670	23,791
Expenses:
Investment advisory fees	302	5,312	5,498
Administration fees	227	2,452	2,538
Shareholder servicing fees Class F	178	1,608	1,814
Shareholder servicing fees Class I	1	1	1
Audit fees	3	34	36
Trustees' fees	2	21	21
Legal fees	2	23	25
Administration servicing fees Class I	1	1	1
Chief compliance officer fees	–	5	5
Printing fees	6	56	58
Pricing fees	5	22	28
Registration fees	3	33	34
Custodian/Wire agent fees	3	31	91
Other expenses	2	27	28
Total Expenses	735	9,626	10,178
Less:
Waiver of investment advisory fees	–	(2,130)	(914)
Waiver of shareholder servicing fees Class F	(1)	(13)	(15)
Waiver of shareholder servicing fees Class I	–	–	–
Waiver of administration fees	(1)	(539)	(137)
Net Expenses	733	6,944	9,112
Net Investment Income	462	14,726	14,679
Net Realized Gain (Loss) on:
Investments	(2,766)	71,015	25,750
Affiliated investments	–	(1)	5
Futures contracts	83	1,314	1,547
Foreign currency translation	–	(6)	(3,845)
Forward foreign currency contracts	–	–	4,008
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	–	–	–
Net Realized Gain (Loss)	(2,683)	72,322	27,465
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	10,279	(2,700)	60,154
Affiliated investments	–	1	3
Futures contracts	106	207	254
Purchased options and swaptions	–	–	–
Written options and swaptions	–	–	–
Swap contracts	–	–	–
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	8	314
Forward foreign currency contracts	–	–	(2,405)
Net Change in Unrealized Appreciation (Depreciation)	$10,385	$(2,484)	$58,320
Net Increase in Net Assets Resulting from Operations	$8,164	$84,564	$100,464

(1)	See Note 6 in Notes to Financial Statements.
(2)	Income is from the investment of collateral in an affiliated security.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund	Real Estate Fund	Core Fixed Income Fund	High Yield Bond Fund	Conservative Income Fund	Tax-Free Conservative Income Fund

$16,533	$13,502	$1,977	$–	$1,275	$–	$–
731	159	45	4,071	1,294	23	–
–	89	–	142,913	102,150	19,896	5,140
26	79	–	152	–	–	–
(75)	(1,388)	(2)	–	(13)	–	–
17,215	12,441	2,020	147,136	104,706	19,919	5,140

5,733	2,098	482	9,733	6,228	407	167
2,646	1,412	223	5,918	2,555	813	335
1,949	670	150	7,812	2,784	984	407
–	–	–	7	–	–	–
37	14	3	151	54	20	7
22	8	2	89	32	10	4
25	9	2	102	37	12	5
–	–	–	7	–	–	–
5	2	–	22	8	3	1
59	23	5	240	87	34	11
21	18	2	686	270	19	12
36	13	3	144	51	13	7
33	71	2	130	53	16	6
30	11	3	116	42	14	5
10,596	4,349	877	25,157	12,201	2,345	967

(1,886)	(870)	(64)	(2,669)	(975)	(163)	(67)
(16)	(5)	(1)	(62)	(22)	(591)	(244)
–	–	–	(1)	–	–	–
(108)	(20)	–	–	(211)	(374)	(154)
8,586	3,454	812	22,425	10,993	1,217	502
8,629	8,987	1,208	124,711	93,713	18,702	4,638

98,959	(10,113)	392	(209,168)	(71,473)	14	–
–	3	–	11	–	–	–
1,555	602	–	(37,932)	–	–	–
1	222	–	(4,138)	(1)	–	–
–	(211)	–	(2,830)	24	–	–
–	–	–	(8,798)	–	–	–
–	–	–	10,851	–	–	–
–	–	–	11,409	(57)	–	–
100,515	(9,497)	392	(240,595)	(71,507)	14	–

(13,166)	60,321	680	130,672	93,393	11	108
(5)	3	–	55	–	–	–
(1)	71	–	12,029	–	–	–
–	–	–	1,073	–	–	–
–	–	–	1,860	–	–	–
–	–	–	(4,951)	(381)	–	–
3	196	–	(42)	(2)	–	–
–	–	–	718	(2)	–	–
$(13,169)	$60,591	$680	$141,414	$93,008	$11	$108
$95,975	$60,081	$2,280	$25,530	$115,214	$18,727	$4,746

SEI Institutional Managed Trust

STATEMENTS OF OPERATIONS/CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) ($ Thousands)

For the year ended September 30, 2023

	Real Return Fund	Dynamic Asset Allocation Fund
Investment Income:
Dividends	$–	$9,435
Income from affiliated investments(1)	27	318
Interest income	6,273	4,032
Less: foreign taxes withheld	–	(2)
Total Investment Income	6,300	13,783
Expenses:
Shareholder servicing fees Class F	521	1,621
Investment advisory fees	492	4,124
Administration fees	447	2,062
Audit fees	9	30
Trustees' fees	6	17
Legal fees	6	20
Chief compliance officer fees	1	4
Printing fees	12	49
Registration fees	10	27
Custodian/Wire agent fees	8	26
Pricing fees	6	20
Offering cost(2)	–	–
Dividend and interest expense on securities sold short	–	–
Interest expense	–	–
Other expenses	7	24
Total Expenses	1,525	8,024
Less:
Waiver of investment advisory fees	(201)	(2,844)
Waiver of shareholder servicing fees Class F	(313)	–
Waiver of administration fees	(15)	(105)
Reimbursement from Administrator	–	–
Net Expenses	996	5,075
Net Investment Income	5,304	8,708
Net Realized Gain (Loss) on:
Investments	(7,801)	63,435
Securities sold short	–	–
Futures contracts	–	3,458
Foreign currency translation	–	(74)
Forward foreign currency contracts	–	–
Purchased options and swaptions	–	(1,515)
Written options and swaptions	–	282
Swap contracts	–	(12,905)
Net Realized Gain (Loss)	(7,801)	52,681
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	8,424	41,994
Securities sold short	–	–
Futures contracts	–	5,297
Purchased options and swaptions	–	2,115
Written options and swaptions	–	(205)
Swap contracts	–	(1,666)
Foreign currency translation of other assets and liabilities denominated in foreign currencies	–	1
Forward foreign currency contracts	–	–
Net Change in Unrealized Appreciation (Depreciation)	$8,424	$47,536
Net Increase in Net Assets Resulting from Operations	$5,927	$108,925

(1)	See Note 6 in Notes to Financial Statements.
(2)	See Note 2 in the Notes to the Financial Statements.
(3)	Commenced operations on June 30, 2023.

Amounts designated as "—" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Multi-Strategy Alternative Fund	Liquid Alternative Fund(3)	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund

$3,379	$–	$3,118	$3,297	$5,539	$758
4,537	–	–	–	–	–
14,510	129	86,008	47,820	34,692	24,089
–	–	(259)	(205)	–	(1)
22,426	129	88,867	50,912	40,231	24,846

946	–	4,755	1,401	1,808	1,491
5,866	14	15,212	4,188	4,162	2,507
1,173	8	5,830	2,094	2,270	1,880
16	–	86	29	30	26
10	–	51	18	19	16
11	15	58	20	21	18
2	–	12	4	5	4
27	–	135	47	49	42
16	–	84	29	31	25
15	1	63	39	38	29
90	1	84	228	103	23
–	12	–	–	–	–
257	–	–	–	1,956	–
1,607	–	–	–	6,077	–
13	–	68	24	25	21
10,049	51	26,438	8,121	16,594	6,082

(2,690)	(1)	(2,229)	(1,259)	(1,650)	(251)
(8)	–	–	(841)	–	(894)
(229)	(8)	(741)	(556)	(164)	(1,065)
–	(21)	–	–	–	–
7,122	21	23,468	5,465	14,780	3,872
15,304	108	65,399	45,447	25,451	20,974

(3,736)	–	(23,624)	(4,654)	(15,957)	(12,981)
678	–	–	–	(16,216)	–
(134)	(52)	(62,315)	(18,385)	(16,060)	(3,719)
(607)	–	(18,983)	(491)	14	5,012
(22)	–	(7,679)	(1,362)	(394)	2,003
(663)	–	–	(1,038)	(1,417)	(943)
324	–	–	1,270	1,357	640
(2,075)	–	(1,048)	1,291	6,282	(880)
(6,235)	(52)	(113,649)	(23,369)	(42,391)	(10,868)

17,955	–	53,435	25,836	47,218	11,741
(6,916)	–	–	–	(12,711)	–
(93)	132	46,132	9,153	(697)	978
88	–	–	(486)	(32)	130
336	–	–	(1,546)	32	47
509	–	6,901	422	(4,062)	818
73	–	277	126	(803)	241
(193)	–	(554)	48	162	2,344
$11,759	$132	$106,191	$33,553	$29,107	$16,299
$20,828	$188	$57,941	$55,631	$12,167	$26,405

SEI Institutional Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$15,275	$15,197	$28,531	$27,807	$1,954	$(84)
Capital gain distribution from investment	—	—	2	—	1	—
Net realized gain (loss)	85,400	170,576	64,916	98,963	199,090	116,112
Net change in unrealized appreciation (depreciation)	181,315	(513,647)	84,239	(260,933)	119,632	(503,491)
Net Increase (Decrease) in Net Assets Resulting from Operations	281,990	(327,874)	177,688	(134,163)	320,677	(387,463)
Distributions:
Class F:	(156,649)	(268,239)	(108,845)	(80,770)	(84,295)	(189,817)
Class I:	N/A	N/A	(194)	(193)	(172)	(551)
Class Y:	(5,047)	(13,977)	(17,435)	(13,213)	(14,333)	(28,424)
Total Distributions	(161,696)	(282,216)	(126,474)	(94,176)	(98,800)	(218,792)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	143,127	208,257	144,314	218,643	119,961	271,763
Reinvestment of dividends & distributions	143,702	246,549	102,063	75,731	78,819	176,988
Cost of shares redeemed	(358,101)	(401,737)	(245,449)	(352,574)	(309,092)	(330,620)
Net increase (decrease) from Class F transactions	(71,272)	53,069	928	(58,200)	(110,312)	118,131
Class I:
Proceeds from shares issued	N/A	N/A	56	1,353	234	434
Reinvestment of dividends & distributions	N/A	N/A	167	173	154	495
Cost of shares redeemed	N/A	N/A	(1,103)	(2,056)	(878)	(1,819)
Net decrease from Class I transactions	N/A	N/A	(880)	(530)	(490)	(890)
Class Y:
Proceeds from shares issued	8,576	11,036	16,590	29,107	16,998	49,661
Reinvestment of dividends & distributions	4,721	13,514	17,185	12,530	14,135	26,869
Cost of shares redeemed	(14,332)	(58,092)	(92,870)	(39,750)	(105,352)	(31,042)
Net increase (decrease) from Class Y transactions	(1,035)	(33,542)	(59,095)	1,887	(74,219)	45,488
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(72,307)	19,527	(59,047)	(56,843)	(185,021)	162,729
Net Increase (Decrease) in Net Assets	47,987	(590,563)	(7,833)	(285,182)	36,856	(443,526)
Net Assets
Beginning of year	1,569,904	2,160,467	1,244,360	1,529,542	1,299,744	1,743,270
End of year	$1,617,891	$1,569,904	$1,236,527	$1,244,360	$1,336,600	$1,299,744

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Large Cap Index Fund		Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund
2023	2022	2023	2022	2023	2022	2023	2022

$13,975	$12,917	$39,675	$41,770	$11,684	$11,587	$1,664	$1,792
—	—	1	1	—	—	—	—
(6,301)	(12,516)	184,967	178,289	32,947	64,369	21,007	10,647
178,222	(189,168)	427,902	(834,376)	108,549	(214,430)	33,750	(125,890)
185,896	(188,767)	652,545	(614,316)	153,180	(138,474)	56,421	(113,451)

(14,021)	(15,797)	(216,575)	(209,161)	(77,333)	(75,572)	(4,593)	(123,055)
N/A	N/A	N/A	N/A	(501)	(502)	N/A	N/A
N/A	N/A	(29,803)	(27,949)	N/A	N/A	(249)	(5,426)
(14,021)	(15,797)	(246,378)	(237,110)	(77,834)	(76,074)	(4,842)	(128,481)

175,567	303,335	173,756	299,638	120,412	97,115	48,325	71,913
13,307	15,028	184,450	182,965	68,757	66,695	4,270	114,411
(253,064)	(302,229)	(631,354)	(609,242)	(143,644)	(191,252)	(100,400)	(114,277)
(64,190)	16,134	(273,148)	(126,639)	45,525	(27,442)	(47,805)	72,047

N/A	N/A	N/A	N/A	2,547	1,137	N/A	N/A
N/A	N/A	N/A	N/A	442	441	N/A	N/A
N/A	N/A	N/A	N/A	(3,222)	(2,208)	N/A	N/A
N/A	N/A	N/A	N/A	(233)	(630)	N/A	N/A

N/A	N/A	106,149	52,211	N/A	N/A	6,683	3,654
N/A	N/A	27,562	26,149	N/A	N/A	236	5,232
N/A	N/A	(88,872)	(67,364)	N/A	N/A	(5,879)	(6,836)
N/A	N/A	44,839	10,996	N/A	N/A	1,040	2,050
(64,190)	16,134	(228,309)	(115,643)	45,292	(28,072)	(46,765)	74,097
107,685	(188,430)	177,858	(967,069)	120,638	(242,620)	4,814	(167,835)

901,688	1,090,118	3,610,298	4,577,367	745,367	987,987	514,514	682,349
$1,009,373	$901,688	$3,788,156	$3,610,298	$866,005	$745,367	$519,328	$514,514

SEI Institutional Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Small Cap Value Fund		Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$4,694	$3,602	$(1,021)	$(588)	$3,713	$3,398
Net realized gain (loss)	7,589	16,576	(12,598)	(7,380)	20,760	3,875
Net change in unrealized appreciation (depreciation)	36,943	(91,145)	36,996	(97,016)	56,592	(193,182)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,226	(70,967)	23,377	(104,984)	81,065	(185,909)
Distributions:
Class F:	(17,913)	(28,963)	(140)	(81,068)	(6,859)	(85,601)
Class I:	(49)	(150)	—	(380)	N/A	N/A
Class Y:	(3,645)	(5,667)	(104)	(9,315)	(1,114)	(10,758)
Total Distributions	(21,607)	(34,780)	(244)	(90,763)	(7,973)	(96,359)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	33,742	66,183	31,851	45,964	55,669	80,105
Reinvestment of dividends & distributions	16,689	26,971	130	74,743	5,842	74,501
Cost of shares redeemed	(66,384)	(80,336)	(53,753)	(51,627)	(147,076)	(129,864)
Net increase (decrease) from Class F transactions	(15,953)	12,818	(21,772)	69,080	(85,565)	24,742
Class I:
Proceeds from shares issued	35	80	121	209	N/A	N/A
Reinvestment of dividends & distributions	44	142	—	350	N/A	N/A
Cost of shares redeemed	(470)	(1,000)	(683)	(685)	N/A	N/A
Net increase (decrease) from Class I transactions	(391)	(778)	(562)	(126)	N/A	N/A
Class Y:
Proceeds from shares issued	10,097	10,199	7,367	5,555	21,808	10,162
Reinvestment of dividends & distributions	3,519	5,281	100	8,670	1,020	10,054
Cost of shares redeemed	(29,680)	(7,967)	(10,177)	(5,884)	(17,984)	(12,217)
Net increase (decrease) from Class Y transactions	(16,064)	7,513	(2,710)	8,341	4,844	7,999
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(32,408)	19,553	(25,044)	77,295	(80,721)	32,741
Net Increase (Decrease) in Net Assets	(4,789)	(86,194)	(1,911)	(118,452)	(7,629)	(249,527)
Net Assets
Beginning of year	347,839	434,033	309,953	428,405	780,749	1,030,276
End of year	$343,050	$347,839	$308,042	$309,953	$773,120	$780,749

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Mid-Cap Fund		U.S. Managed Volatility Fund		Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund
2023	2022	2023	2022	2023	2022	2023	2022	2023	2022

$462	$554	$14,726	$16,905	$14,679	$13,451	$8,629	$9,962	$8,987	$11,095
(2,683)	(960)	72,322	76,648	27,465	74,274	100,515	49,297	(9,497)	(7,972)
10,385	(12,428)	(2,484)	(139,047)	58,320	(166,756)	(13,169)	(74,192)	60,591	(81,538)
8,164	(12,834)	84,564	(45,494)	100,464	(79,031)	95,975	(14,933)	60,081	(78,415)

(499)	(17,821)	(69,027)	(74,613)	(73,644)	(99,371)	(51,719)	(44,793)	(7,560)	(10,683)
(2)	(119)	(56)	(119)	(46)	(117)	N/A	N/A	N/A	N/A
(38)	(702)	(17,547)	(20,458)	(11,197)	(14,771)	(5,716)	(4,339)	(1,396)	(1,958)
(539)	(18,642)	(86,630)	(95,190)	(84,887)	(114,259)	(57,435)	(49,132)	(8,956)	(12,641)

11,051	44,463	88,799	130,696	87,777	111,073	68,223	111,375	50,744	55,878
464	16,597	58,465	63,699	62,439	84,681	42,102	37,742	6,387	9,216
(14,291)	(44,477)	(211,518)	(189,071)	(211,642)	(198,493)	(233,709)	(223,539)	(101,616)	(74,475)
(2,776)	16,583	(64,254)	5,324	(61,426)	(2,739)	(123,384)	(74,422)	(44,485)	(9,381)

10	109	—	8	—	8	N/A	N/A	N/A	N/A
2	118	55	119	45	116	N/A	N/A	N/A	N/A
(50)	(410)	—	(844)	—	(605)	N/A	N/A	N/A	N/A
(38)	(183)	55	(717)	45	(481)	N/A	N/A	N/A	N/A

918	1,412	35,141	17,409	35,591	18,351	37,706	10,885	28,774	7,289
38	696	15,492	18,535	9,232	12,865	4,945	3,848	1,292	1,685
(518)	(862)	(37,085)	(54,045)	(33,751)	(28,874)	(18,214)	(14,652)	(21,579)	(11,416)
438	1,246	13,548	(18,101)	11,072	2,342	24,437	81	8,487	(2,442)
(2,376)	17,646	(50,651)	(13,494)	(50,309)	(878)	(98,947)	(74,341)	(35,998)	(11,823)
5,249	(13,830)	(52,717)	(154,178)	(34,732)	(194,168)	(60,407)	(138,406)	15,127	(102,879)

68,994	82,824	797,442	951,620	816,386	1,010,554	865,674	1,004,080	292,604	395,483
$74,243	$68,994	$744,725	$797,442	$781,654	$816,386	$805,267	$865,674	$307,731	$292,604

SEI Institutional Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years ended September 30,

	Real Estate Fund		Core Fixed Income Fund		High Yield Bond Fund
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income	$1,208	$1,020	$124,711	$79,457	$93,713	$73,878
Capital gain distribution from investment	—	—	—	4	—	1
Net realized gain (loss)	392	4,757	(240,595)	(283,960)	(71,507)	(18,628)
Net change in unrealized appreciation (depreciation)	680	(22,939)	141,414	(551,107)	93,008	(253,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,280	(17,162)	25,530	(755,606)	115,214	(198,709)
Distributions:
Class F:	(2,988)	(7,139)	(105,097)	(82,466)	(159,073)	(89,328)
Class I:	(8)	(30)	(92)	(85)	—	(15)
Class Y:	(709)	(1,354)	(14,887)	(11,442)	(22,895)	(13,180)
Return of Capital:
Class F	—	—	—	—	(15,784)	—
Class Y	—	—	—	—	(2,423)	—
Total Distributions	(3,705)	(8,523)	(120,076)	(93,993)	(200,175)	(102,523)
Capital Share Transactions:(1)
Class F:
Proceeds from shares issued	7,178	34,788	484,446	674,455	194,492	241,315
Reinvestment of dividends & distributions	2,675	6,464	96,494	75,249	154,550	79,075
Cost of shares redeemed	(14,747)	(42,936)	(723,326)	(904,145)	(316,778)	(372,248)
Net increase (decrease) from Class F transactions	(4,894)	(1,684)	(142,386)	(154,441)	32,264	(51,858)
Class I:
Proceeds from shares issued	1	4	188	335	—	5
Reinvestment of dividends & distributions	8	30	67	67	1	16
Cost of shares redeemed	—	(235)	(907)	(1,234)	—	(576)
Net increase (decrease) from Class I transactions	9	(201)	(652)	(832)	1	(555)
Class Y:
Proceeds from shares issued	1,450	2,448	108,262	72,075	55,587	37,252
Reinvestment of dividends & distributions	691	1,298	14,522	11,112	24,773	12,850
Cost of shares redeemed	(2,788)	(4,344)	(135,428)	(80,320)	(73,565)	(48,456)
Net increase (decrease) from Class Y transactions	(647)	(598)	(12,644)	2,867	6,795	1,646
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(5,532)	(2,483)	(155,682)	(152,406)	39,060	(50,767)
Net Increase (Decrease) in Net Assets	(6,957)	(28,168)	(250,228)	(1,002,005)	(45,901)	(351,999)
Net Assets
Beginning of year	75,163	103,331	3,605,696	4,607,701	1,274,904	1,626,903
End of year	$68,206	$75,163	$3,355,468	$3,605,696	$1,229,003	$1,274,904

(1)	See Note 7 in Notes to Financial Statements for additional information.

N/A — Not applicable. Shares currently not offered.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Conservative Income Fund		Tax-Free Conservative Income Fund		Real Return Fund		Dynamic Asset Allocation Fund
2023	2022	2023	2022	2023	2022	2023	2022

$18,702	$2,072	$4,638	$748	$5,304	$18,918	$8,708	$5,060
—	—	—	—	—	—	—	—
14	5	—	1	(7,801)	(183)	52,681	83,108
11	(87)	108	(168)	8,424	(31,793)	47,536	(181,567)
18,727	1,990	4,746	581	5,927	(13,058)	108,925	(93,399)

(18,067)	(1,944)	(4,512)	(698)	(10,924)	(15,792)	(79,107)	(84,694)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(609)	(98)	(126)	(33)	(784)	(1,141)	(4,735)	(4,926)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(18,676)	(2,042)	(4,638)	(731)	(11,708)	(16,933)	(83,842)	(89,620)

365,408	234,776	52,126	66,380	40,950	109,238	73,864	83,921
14,691	1,495	3,680	581	8,963	12,967	73,416	78,820
(261,048)	(160,921)	(68,797)	(73,634)	(102,122)	(81,437)	(128,344)	(208,511)
119,051	75,350	(12,991)	(6,673)	(52,209)	40,768	18,936	(45,770)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

6,694	5,123	2,221	8,200	3,939	4,179	8,790	6,378
570	93	117	31	738	1,082	4,616	4,823
(7,343)	(6,877)	(3,260)	(12,607)	(6,781)	(4,514)	(8,146)	(12,907)
(79)	(1,661)	(922)	(4,376)	(2,104)	747	5,260	(1,706)
118,972	73,689	(13,913)	(11,049)	(54,313)	41,515	24,196	(47,476)
119,023	73,637	(13,805)	(11,199)	(60,094)	11,524	49,279	(230,495)

360,280	286,643	181,700	192,899	257,774	246,250	633,458	863,953
$479,303	$360,280	$167,895	$181,700	$197,680	$257,774	$682,737	$633,458

SEI Institutional Managed Trust

STATEMENTS OF CHANGES IN NET ASSETS/CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the years or period ended September 30,

	Multi-Strategy Alternative Fund		Liquid Alternative Fund(1)
	2023	2022	2023
Operations:
Net investment income	$15,304	$3,636	$108
Capital gain distribution from investment	—	2	—
Net realized gain (loss)	(6,235)	(11,608)	(52)
Net change in unrealized appreciation (depreciation)	11,759	(24,218)	132
Net Increase (Decrease) in Net Assets Resulting from Operations	20,828	(32,188)	188
Distributions:
Class F:	(8,221)	(31,913)	—
Class Y:	(190)	(651)	—
Total Distributions	(8,411)	(32,564)	—
Capital Share Transactions:(2)
Class F:
Proceeds from shares issued	36,509	56,599	527
Reinvestment of dividends & distributions	7,370	28,632	—
Cost of shares redeemed	(96,545)	(76,788)	—
Net increase (decrease) from Class F transactions	(52,666)	8,443	527
Class Y:
Proceeds from shares issued	7,604	1,611	11,651
Reinvestment of dividends & distributions	176	615	—
Cost of shares redeemed	(1,893)	(1,491)	(1,008)
Net increase (decrease) from Class Y transactions	5,887	735	10,643
Increase (Decrease) in Net Assets Derived from Capital Share Transactions	(46,779)	9,178	11,170
Net Increase (Decrease) in Net Assets	(34,362)	(55,574)	11,358
Net Assets
Beginning of year	402,945	458,519	—
End of year	$368,583	$402,945	$11,358

(1)	Commenced operations on June 30, 2023.
(2)	See Note 7 in Notes to Financial Statements for additional information.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
2023	2022	2023	2022	2023	2022	2023	2022

$65,399	$31,471	$45,447	$36,848	$25,451	$33,404	$20,974	$1,920
—	—	—	—	—	—	—	—
(113,649)	(346,046)	(23,369)	3,910	(42,391)	49,635	(10,868)	(6,255)
106,191	(223,528)	33,553	(183,279)	29,107	(38,005)	16,299	(25,351)
57,941	(538,103)	55,631	(142,521)	12,167	45,034	26,405	(29,686)

(179,960)	(319,256)	(39,438)	(29,430)	(84,359)	(58,859)	(11,392)	(18,556)
(10,363)	(24,540)	(9,773)	(7,046)	(4,142)	(3,253)	(616)	(1,084)
(190,323)	(343,796)	(49,211)	(36,476)	(88,501)	(62,112)	(12,008)	(19,640)

231,510	287,707	71,594	92,813	83,175	192,810	77,998	145,926
162,704	291,088	33,770	25,506	76,463	53,507	8,961	14,496
(371,773)	(378,794)	(146,576)	(164,750)	(221,183)	(250,560)	(174,917)	(170,164)
22,441	200,001	(41,212)	(46,431)	(61,545)	(4,243)	(87,958)	(9,742)

36,023	22,797	20,808	18,241	7,712	4,229	3,204	4,063
10,041	24,167	9,191	6,305	4,022	3,181	590	1,051
(87,982)	(31,818)	(41,539)	(24,915)	(12,289)	(15,746)	(7,469)	(8,043)
(41,918)	15,146	(11,540)	(369)	(555)	(8,336)	(3,675)	(2,929)
(19,477)	215,147	(52,752)	(46,800)	(62,100)	(12,579)	(91,633)	(12,671)
(151,859)	(666,752)	(46,332)	(225,797)	(138,434)	(29,657)	(77,236)	(61,997)

2,033,087	2,699,839	706,164	931,961	818,127	847,784	658,806	720,803
$1,881,228	$2,033,087	$659,832	$706,164	$679,693	$818,127	$581,570	$658,806

SEI Institutional Managed Trust

CONSOLIDATED STATEMENT OF CASH FLOWS ($ Thousands)

For the year ended September 30, 2023

Multi-Asset Inflation Managed Fund
Cash Flows Provided By Operating Activities:
Net Increase in Net Assets Resulting from Operations	$12,167
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Purchase of Investment Securities	(1,235,972)
Proceeds from Disposition of Investment Securities	1,400,793
Proceeds from Securities Sold Short	50,825
Purchases to Cover Securities Sold Short	(97,356)
Amortization (Accretion of Market Discount)	(18,602)
Net Realized (Gain) Loss on:
Investments, Futures, Options, Swaps, Forward Contracts, Foreign Currency and Securities Sold Short	42,391
Net Change in Unrealized (Appreciation) Depreciation on:
Investments, Futures, Options, Swaps, Forward Contracts, Foreign Currency and Securities Sold Short	(29,107)
Changes in Assets:
OTC Swap Contracts, at Value	707
Cash Collateral on Over The Counter Swaps	559
Cash Collateral on Centrally Cleared Swaps	355
Cash Collateral on Futures	3,673
Receivable for Investment Securities Sold	3,447
Dividends and Interest Receivable	258
Receivable for Variation Margin on Futures	271
Receivable for Variation Margin on Swaps	270
Foreign Tax Reclaim receivable	6
Unrealized Loss on Forward Foreign Currency Contracts	(103)
Due from Broker	457
Prepaid expenses	(2)
Changes in Liabilities:
OTC Swap Contracts, at Value	(3,913)
Options, Written at Value	(579)
Payable for Investment Securities Purchased	(11,745)
Administration Fees Payable	(49)
Shareholder Servicing Fees Payable	135
Payable for Variation Margin on Futures	198
Payable for Variation Margin on Swaps	(79)
Repurchase Agreements Payable	2
Investment Advisory Fees Payable	(43)
Due to Broker	(2,281)
Unrealized Gain on Forward Foreign Currency Contracts	(59)
Accrued Expense Payable	(184)
Net Cash Provided by Operating Activities	116,440
Cash Flows Used In Financing Activities
Reverse Repurchase Agreements	5,846
Dividends and Distributions	(88,501)
Reinvestment of Dividends and Distributions	80,485
Proceeds from Shares Issued	90,715
Cost of Shares Redeemed	(233,866)
Net Cash Used In Financing Activities	(145,321)
Net Change in Cash, Restricted Cash, and Foreign Currency	(28,881)
Cash, Restricted Cash, and Foreign Currency at Beginning of Period	$137,117
Cash, Restricted Cash, and Foreign Currency at End of Period	$108,236
Supplemental Disclosure of Cash Flow Information Interest paid	$10,279

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Fund
Class F
2023	$12.66	$0.12	$2.09	$2.21	$(0.09)	$(1.23)	$(1.32)	$13.55	18.19%	$1,565,195	0.89%	0.97%	0.89%	26%
2022	17.51	0.12	(2.62)	(2.50)	(0.10)	(2.25)	(2.35)	12.66	(17.25)	1,519,963	0.89	0.95	0.75	39
2021	13.95	0.10	4.00	4.10	(0.12)	(0.42)	(0.54)	17.51	29.93	2,050,558	0.89	0.95	0.63	33
2020	13.94	0.16	0.89	1.05	(0.18)	(0.86)	(1.04)	13.95	7.67	1,944,209	0.89	0.96	1.16	63
2019	15.92	0.19	(0.22)	(0.03)	(0.18)	(1.77)	(1.95)	13.94	1.17	2,158,883	0.89	0.95	1.37	72
Class Y
2023	$12.66	$0.15	$2.11	$2.26	$(0.12)	$(1.23)	$(1.35)	$13.57	18.59%	$52,696	0.64%	0.72%	1.14%	26%
2022	17.52	0.15	(2.62)	(2.47)	(0.14)	(2.25)	(2.39)	12.66	(17.08)	49,941	0.64	0.70	0.95	39
2021	13.95	0.15	4.00	4.15	(0.16)	(0.42)	(0.58)	17.52	30.33	109,909	0.64	0.70	0.88	33
2020	13.95	0.19	0.89	1.08	(0.22)	(0.86)	(1.08)	13.95	7.86	103,168	0.64	0.71	1.41	63
2019	15.93	0.22	(0.22)	—	(0.21)	(1.77)	(1.98)	13.95	1.44	131,736	0.64	0.70	1.62	72
Large Cap Value Fund
Class F
2023	$23.02	$0.52	$2.70	$3.22	$(0.61)	$(1.77)	$(2.38)	$23.86	14.03%	$1,110,985	0.89%	0.93%	2.11%	22%
2022	27.27	0.49	(3.07)	(2.58)	(0.48)	(1.19)	(1.67)	23.02	(10.30)	1,068,126	0.89	0.93	1.81	24
2021	20.11	0.46	7.16	7.62	(0.46)	—	(0.46)	27.27	38.21	1,322,518	0.89	0.93	1.80	29
2020	23.25	0.45	(2.70)	(2.25)	(0.46)	(0.43)	(0.89)	20.11	(9.96)	1,097,338	0.89	0.93	2.15	65
2019	26.21	0.50	(0.92)	(0.42)	(0.48)	(2.06)	(2.54)	23.25	(0.91)	1,190,700	0.89	0.93	2.17	52
Class I
2023	$23.05	$0.46	$2.72	$3.18	$(0.56)	$(1.77)	$(2.33)	$23.90	13.79%	$1,323	1.11%	1.18%	1.87%	22%
2022	27.30	0.43	(3.07)	(2.64)	(0.42)	(1.19)	(1.61)	23.05	(10.52)	2,111	1.11	1.18	1.57	24
2021	20.13	0.40	7.18	7.58	(0.41)	—	(0.41)	27.30	37.93	3,060	1.11	1.18	1.58	29
2020	23.27	0.41	(2.71)	(2.30)	(0.41)	(0.43)	(0.84)	20.13	(10.17)	2,454	1.11	1.18	1.93	65
2019	26.23	0.45	(0.93)	(0.48)	(0.42)	(2.06)	(2.48)	23.27	(1.14)	3,042	1.11	1.18	1.95	52
Class Y
2023	$23.02	$0.58	$2.70	$3.28	$(0.67)	$(1.77)	$(2.44)	$23.86	14.32%	$124,219	0.64%	0.68%	2.35%	22%
2022	27.27	0.56	(3.07)	(2.51)	(0.55)	(1.19)	(1.74)	23.02	(10.06)	174,123	0.64	0.68	2.06	24
2021	20.11	0.52	7.16	7.68	(0.52)	—	(0.52)	27.27	38.55	203,964	0.64	0.68	2.05	29
2020	23.26	0.51	(2.71)	(2.20)	(0.52)	(0.43)	(0.95)	20.11	(9.76)	148,423	0.64	0.68	2.40	65
2019	26.21	0.55	(0.91)	(0.36)	(0.53)	(2.06)	(2.59)	23.26	(0.62)	150,772	0.64	0.69	2.41	52

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Large Cap Growth Fund
Class F
2023	$34.86	$0.04	$8.46	$8.50	$(0.04)	$(2.68)	$(2.72)	$40.64	25.88%	$1,190,786	0.89%	0.98%	0.11%	67%
2022	51.97	(0.02)	(10.34)	(10.36)	(0.01)	(6.74)	(6.75)	34.86	(23.91)	1,110,117	0.89	0.97	(0.04)	61
2021	45.29	(0.13)	11.07	10.94	(0.03)	(4.23)	(4.26)	51.97	25.80	1,515,191	0.89	0.97	(0.26)	42
2020	35.79	0.04	11.63	11.67	(0.08)	(2.09)	(2.17)	45.29	34.07	1,395,858	0.89	0.98	0.11	58
2019	39.89	0.13	0.22	0.35	(0.12)	(4.33)	(4.45)	35.79	2.43	1,314,152	0.89	0.98	0.36	88
Class I
2023	$33.49	$(0.04)	$8.10	$8.06	$(0.01)	$(2.68)	$(2.69)	$38.86	25.61%	$1,913	1.11%	1.23%	(0.10)%	67%
2022	50.26	(0.13)	(9.90)	(10.03)	—	(6.74)	(6.74)	33.49	(24.08)	2,094	1.11	1.22	(0.30)	61
2021	43.99	(0.23)	10.73	10.50	—	(4.23)	(4.23)	50.26	25.53	4,178	1.11	1.22	(0.49)	42
2020	34.86	(0.04)	11.30	11.26	(0.04)	(2.09)	(2.13)	43.99	33.75	3,239	1.11	1.23	(0.12)	58
2019	38.96	0.05	0.21	0.26	(0.03)	(4.33)	(4.36)	34.86	2.22	2,643	1.11	1.16	0.14	88
Class Y
2023	$35.03	$0.14	$8.50	$8.64	$(0.08)	$(2.68)	$(2.76)	$40.91	26.22%	$143,901	0.64%	0.73%	0.37%	67%
2022	52.11	0.10	(10.41)	(10.31)	(0.03)	(6.74)	(6.77)	35.03	(23.73)	187,533	0.64	0.72	0.22	61
2021	45.35	(0.01)	11.08	11.07	(0.08)	(4.23)	(4.31)	52.11	26.10	223,901	0.64	0.72	(0.02)	42
2020	35.84	0.14	11.63	11.77	(0.17)	(2.09)	(2.26)	45.35	34.39	170,883	0.64	0.73	0.36	58
2019	39.96	0.21	0.24	0.45	(0.24)	(4.33)	(4.57)	35.84	2.70	157,270	0.64	0.73	0.60	88
Large Cap Index Fund
Class F
2023	$12.60	$0.20	$2.42	$2.62	$(0.20)	$—	$(0.20)	$15.02	20.90%	$1,009,373	0.25%	0.63%	1.38%	7%
2022	15.47	0.18	(2.82)	(2.64)	(0.18)	(0.05)	(0.23)	12.60	(17.38)	901,688	0.25	0.64	1.20	13
2021	11.98	0.17	3.48	3.65	(0.16)	—	(0.16)	15.47	30.64	1,090,118	0.25	0.64	1.18	9
2020	10.54	0.17	1.46	1.63	(0.17)	(0.02)	(0.19)	11.98	15.67	706,457	0.25	0.64	1.52	8
2019	10.37	0.18	0.18	0.36	(0.17)	(0.02)	(0.19)	10.54	3.61	455,657	0.25	0.65	1.81	6
Tax-Managed Large Cap Fund
Class F
2023	$28.50	$0.31	$4.84	$5.15	$(0.32)	$(1.69)	$(2.01)	$31.64	18.44%	$3,266,630	0.89%	0.90%	0.98%	15%
2022	35.12	0.31	(5.11)	(4.80)	(0.29)	(1.53)	(1.82)	28.50	(14.72)	3,182,189	0.89	0.89	0.91	22
2021	27.26	0.29	8.28	8.57	(0.30)	(0.41)	(0.71)	35.12	31.84	4,061,063	0.89	0.89	0.90	14
2020	27.53	0.31	1.80	2.11	(0.34)	(2.04)	(2.38)	27.26	7.84	3,368,577	0.89	0.91	1.19	40
2019	27.66	0.31	0.04	0.35	(0.30)	(0.18)	(0.48)	27.53	1.42	3,543,245	0.89	0.91	1.20	54
Class Y
2023	$28.52	$0.39	$4.83	$5.22	$(0.40)	$(1.69)	$(2.09)	$31.65	18.69%	$521,526	0.64%	0.65%	1.23%	15%
2022	35.14	0.40	(5.11)	(4.71)	(0.38)	(1.53)	(1.91)	28.52	(14.49)	428,109	0.64	0.64	1.16	22
2021	27.27	0.37	8.28	8.65	(0.37)	(0.41)	(0.78)	35.14	32.18	516,304	0.64	0.64	1.14	14
2020	27.54	0.38	1.80	2.18	(0.41)	(2.04)	(2.45)	27.27	8.11	408,792	0.64	0.66	1.44	40
2019	27.67	0.38	0.04	0.42	(0.37)	(0.18)	(0.55)	27.54	1.67	447,895	0.64	0.66	1.46	54

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
S&P 500 Index Fund
Class F
2023	$72.34	$1.09	$13.50	$14.59	$(1.09)		$(6.56)	$(7.65)	$79.28	21.31%	$860,788	0.25%	0.54%	1.41%	5%
2022	92.42	1.08	(13.98)	(12.90)	(1.04)		(6.14)	(7.18)	72.34	(15.68)	740,552	0.25	0.54	1.23	3
2021	75.64	1.04	20.61	21.65	(1.04)		(3.83)	(4.87)	92.42	29.73	981,074	0.25	0.54	1.20	5
2020	69.00	1.15	8.74	9.89	(1.20)		(2.05)	(3.25)	75.64	14.82 (2)	844,753	0.25	0.54	1.64	19
2019	68.94	1.24	1.29	2.53	(1.23)		(1.24)	(2.47)	69.00	4.07	826,946	0.25	0.54	1.90	11
Class I
2023	$72.85	$0.79	$13.61	$14.40	$(0.79)		$(6.56)	$(7.35)	$79.90	20.83%	$5,217	0.65%	0.79%	1.01%	5%
2022	93.01	0.73	(14.09)	(13.36)	(0.66)		(6.14)	(6.80)	72.85	(16.02)	4,815	0.65	0.79	0.83	3
2021	76.11	0.69	20.75	21.44	(0.71)		(3.83)	(4.54)	93.01	29.21	6,913	0.65	0.79	0.80	5
2020	69.39	0.87	8.82	9.69	(0.92)		(2.05)	(2.97)	76.11	14.37 (2)	5,331	0.65	0.79	1.23	19
2019	69.31	0.98	1.30	2.28	(0.96)		(1.24)	(2.20)	69.39	3.66	5,322	0.65	0.79	1.49	11
Small Cap Fund
Class F
2023	$10.83	$0.04	$1.14	$1.18	$(0.04)		$(0.07)	$(0.11)	$11.90	10.86%	$495,148	1.14%	1.23%	0.29%	106%
2022	16.29	0.04	(2.34)	(2.30)	(0.01)		(3.15)	(3.16)	10.83	(17.98)	493,393	1.14	1.23	0.28	111
2021	10.74	0.01	5.56	5.57	(0.02)		—	(0.02)	16.29	51.86	653,372	1.14	1.23	0.09	139
2020	11.05	0.02	(0.31)	(0.29)	(0.02	)(3)	—	(0.02)	10.74	(2.60)	503,795	1.14	1.23	0.16	149
2019	14.28	0.01	(1.67)	(1.66)	(0.01)		(1.56)	(1.57)	11.05	(10.85)	554,260	1.14	1.24	0.11	116
Class Y
2023	$10.97	$0.07	$1.16	$1.23	$(0.07)		$(0.07)	$(0.14)	$12.06	11.18%	$24,180	0.89%	0.98%	0.54%	106%
2022	16.46	0.07	(2.36)	(2.29)	(0.05)		(3.15)	(3.20)	10.97	(17.78)	21,121	0.89	0.98	0.52	111
2021	10.85	0.05	5.60	5.65	(0.04)		—	(0.04)	16.46	52.15	28,977	0.89	0.98	0.34	139
2020	11.15	0.04	(0.29)	(0.25)	(0.05	)(3)	—	(0.05)	10.85	(2.23)	25,727	0.89	0.98	0.41	149
2019	14.38	0.04	(1.69)	(1.65)	(0.02)		(1.56)	(1.58)	11.15	(10.66)	33,128	0.89	0.99	0.36	116

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)

Includes contribution from SIMC. Without the cash contribution, the Fund's return for Class F and Class I would have been 14.78% and 14.33%, respectively (See Note 6 in the Notes to Financial Statements).

(3)	Includes return of capital less than $0.005.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Small Cap Value Fund
Class F
2023	$20.77	$0.28	$2.60	$2.88	$(0.28)	$(1.03)	$(1.31)	$22.34	13.98%	$295,920	1.14%	1.23%	1.24%	39%
2022	27.04	0.21	(4.29)	(4.08)	(0.18)	(2.01)	(2.19)	20.77	(16.59)	289,279	1.14	1.23	0.82	42
2021	17.07	0.14	9.98	10.12	(0.15)	—	(0.15)	27.04	59.43	364,946	1.14	1.23	0.56	80
2020	20.60	0.17	(3.46)	(3.29)	(0.24)	—	(0.24)	17.07	(16.03)	250,718	1.14	1.24	0.91	65
2019	25.54	0.27	(2.86)	(2.59)	(0.25)	(2.10)	(2.35)	20.60	(9.62)	274,660	1.14	1.24	1.30	74
Class I
2023	$20.55	$0.23	$2.56	$2.79	$(0.22)	$(1.03)	$(1.25)	$22.09	13.70%	$481	1.36%	1.48%	1.01%	39%
2022	26.76	0.13	(4.21)	(4.08)	(0.12)	(2.01)	(2.13)	20.55	(16.77)	819	1.36	1.48	0.53	42
2021	16.90	0.09	9.87	9.96	(0.10)	—	(0.10)	26.76	59.05	1,900	1.36	1.48	0.35	80
2020	20.39	0.12	(3.42)	(3.30)	(0.19)	—	(0.19)	16.90	(16.20)	1,204	1.36	1.49	0.67	65
2019	25.31	0.22	(2.84)	(2.62)	(0.20)	(2.10)	(2.30)	20.39	(9.83)	1,703	1.36	1.49	1.07	74
Class Y
2023	$20.78	$0.33	$2.61	$2.94	$(0.33)	$(1.03)	$(1.36)	$22.36	14.32%	$46,649	0.89%	0.98%	1.46%	39%
2022	27.06	0.27	(4.29)	(4.02)	(0.25)	(2.01)	(2.26)	20.78	(16.40)	57,741	0.89	0.98	1.07	42
2021	17.08	0.20	9.99	10.19	(0.21)	—	(0.21)	27.06	59.84	67,188	0.89	0.98	0.82	80
2020	20.61	0.21	(3.46)	(3.25)	(0.28)	—	(0.28)	17.08	(15.80)	45,725	0.89	0.99	1.13	65
2019	25.56	0.33	(2.87)	(2.54)	(0.31)	(2.10)	(2.41)	20.61	(9.42)	44,255	0.89	0.99	1.55	74
Small Cap Growth Fund
Class F
2023	$27.01	$(0.10)	$2.07	$1.97	$(0.01)	$—	$(0.01)	$28.97	7.31%	$275,327	1.11%	1.23%	(0.34)%	175%
2022	45.89	(0.06)	(9.02)	(9.08)	—	(9.80)	(9.80)	27.01	(25.22)	276,600	1.11	1.23	(0.18)	172
2021	32.60	(0.20)	13.49	13.29	—	—	—	45.89	40.77	382,281	1.11	1.23	(0.45)	196
2020	31.88	(0.12)	1.96	1.84	—	(1.12)	(1.12)	32.60	5.68	290,981	1.11	1.23	(0.39)	173
2019	42.96	(0.11)	(6.04)	(6.15)	—	(4.93)	(4.93)	31.88	(13.89)	293,814	1.11	1.24	(0.33)	172
Class I
2023	$25.02	$(0.15)	$1.91	$1.76	$—	$—	$—	$26.78	7.03%	$347	1.36%	1.48%	(0.56)%	175%
2022	43.32	(0.15)	(8.35)	(8.50)	—	(9.80)	(9.80)	25.02	(25.41)	850	1.36	1.48	(0.45)	172
2021	30.85	(0.29)	12.76	12.47	—	—	—	43.32	40.42	1,717	1.36	1.48	(0.70)	196
2020	30.29	(0.19)	1.87	1.68	—	(1.12)	(1.12)	30.85	5.44	1,245	1.36	1.48	(0.64)	173
2019	41.21	(0.19)	(5.80)	(5.99)	—	(4.93)	(4.93)	30.29	(14.13)	1,408	1.36	1.49	(0.59)	172
Class Y
2023	$27.66	$(0.03)	$2.12	$2.09	$(0.09)	$—	$(0.09)	$29.66	7.58%	$32,368	0.86%	0.98%	(0.10)%	175%
2022	46.65	0.02	(9.21)	(9.19)	—	(9.80)	(9.80)	27.66	(25.01)	32,503	0.86	0.98	0.07	172
2021	33.06	(0.09)	13.68	13.59	—	—	—	46.65	41.11	44,407	0.86	0.98	(0.20)	196
2020	32.23	(0.04)	1.99	1.95	—	(1.12)	(1.12)	33.06	5.97	32,593	0.86	0.98	(0.14)	173
2019	43.27	(0.03)	(6.08)	(6.11)	—	(4.93)	(4.93)	32.23	(13.68)	33,340	0.86	0.99	(0.08)	172

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Small/Mid Cap Fund
Class F
2023	$20.64	$0.10	$2.00	$2.10	$(0.12)	$(0.09)	$(0.21)	$22.53	10.21%	$671,322	1.11%	1.23%	0.43%	62%
2022	28.01	0.08	(4.83)	(4.75)	(0.05)	(2.57)	(2.62)	20.64	(18.96)	691,835	1.11	1.23	0.33	58
2021	19.41	0.03	8.61	8.64	(0.04)	—	(0.04)	28.01	44.52	917,919	1.11	1.23	0.10	71
2020	21.04	0.04	(1.15)	(1.11)	(0.08)	(0.44)	(0.52)	19.41	(5.47)	664,941	1.11	1.24	0.22	90
2019	25.02	0.11	(2.32)	(2.21)	(0.10)	(1.67)	(1.77)	21.04	(8.27)	771,375	1.11	1.23	0.54	115
Class Y
2023	$20.68	$0.15	$2.01	$2.16	$(0.17)	$(0.09)	$(0.26)	$22.58	10.49%	$101,798	0.89%	0.98%	0.65%	62%
2022	28.07	0.14	(4.85)	(4.71)	(0.11)	(2.57)	(2.68)	20.68	(18.81)	88,914	0.89	0.98	0.55	58
2021	19.45	0.08	8.63	8.71	(0.09)	—	(0.09)	28.07	44.81	112,357	0.89	0.98	0.32	71
2020	21.06	0.09	(1.14)	(1.05)	(0.12)	(0.44)	(0.56)	19.45	(5.20)	84,564	0.89	0.99	0.44	90
2019	25.07	0.16	(2.34)	(2.18)	(0.16)	(1.67)	(1.83)	21.06	(8.12)	98,434	0.89	0.99	0.77	115
Mid-Cap Fund
Class F
2023	$22.81	$0.15	$2.53	$2.68	$(0.18)	$—	$(0.18)	$25.31	11.77%	$69,549	0.98%	0.99%	0.60%	67%
2022	32.65	0.18	(4.20)	(4.02)	(0.14)	(5.68)	(5.82)	22.81	(15.67)	65,124	0.98	0.98	0.64	95
2021	23.59	0.15	9.13	9.28	(0.22)	—	(0.22)	32.65	39.49	78,488	0.98	0.98	0.49	163
2020	24.94	0.28	(1.00)	(0.72)	(0.29)	(0.34)	(0.63)	23.59	(2.87)	66,828	0.98	0.98	1.17	108
2019	29.13	0.22	(1.43)	(1.21)	(0.20)	(2.78)	(2.98)	24.94	(3.10)	102,280	0.98	0.99	0.89	99
Class I
2023	$22.75	$0.09	$2.52	$2.61	$(0.13)	$—	$(0.13)	$25.23	11.50%	$309	1.20%	1.23%	0.37%	67%
2022	32.59	0.10	(4.18)	(4.08)	(0.08)	(5.68)	(5.76)	22.75	(15.88)	311	1.20	1.23	0.37	95
2021	23.55	0.09	9.11	9.20	(0.16)	—	(0.16)	32.59	39.19	669	1.20	1.23	0.28	163
2020	24.91	0.22	(0.99)	(0.77)	(0.25)	(0.34)	(0.59)	23.55	(3.13)	583	1.20	1.23	0.96	108
2019	29.09	0.16	(1.41)	(1.25)	(0.15)	(2.78)	(2.93)	24.91	(3.27)	716	1.20	1.24	0.66	99
Class Y
2023	$22.82	$0.21	$2.53	$2.74	$(0.24)	$—	$(0.24)	$25.32	12.04%	$4,385	0.73%	0.74%	0.84%	67%
2022	32.67	0.25	(4.21)	(3.96)	(0.21)	(5.68)	(5.89)	22.82	(15.48)	3,559	0.73	0.73	0.92	95
2021	23.61	0.22	9.13	9.35	(0.29)	—	(0.29)	32.67	39.80	3,667	0.73	0.73	0.71	163
2020	24.96	0.33	(0.99)	(0.66)	(0.35)	(0.34)	(0.69)	23.61	(2.61)	2,584	0.73	0.73	1.42	108
2019	29.15	0.28	(1.42)	(1.14)	(0.27)	(2.78)	(3.05)	24.96	(2.85)	2,604	0.73	0.74	1.14	99

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
U.S. Managed Volatility Fund
Class F
2023	$15.00	$0.27	$1.30	$1.57	$(0.26)	$(1.43)	$(1.69)	$14.88	10.23%	$577,827	0.90%	1.23%	1.75%	49%
2022	17.64	0.30	(1.16)	(0.86)	(0.29)	(1.49)	(1.78)	15.00	(5.98)	642,383	0.90	1.23	1.76	48
2021	16.14	0.25	2.91	3.16	(0.26)	(1.40)	(1.66)	17.64	20.39	749,637	0.90	1.23	1.43	50
2020	17.78	0.26	(1.08)	(0.82)	(0.29)	(0.53)	(0.82)	16.14	(4.87)	764,608	0.90	1.23	1.55	77
2019	18.69	0.32	0.91	1.23	(0.31)	(1.83)	(2.14)	17.78	7.89	914,612	0.93	1.23	1.89	44
Class I
2023	$15.00	$0.23	$1.29	$1.52	$(0.22)	$(1.43)	$(1.65)	$14.87	9.89%	$546	1.15%	1.48%	1.50%	49%
2022	17.64	0.28	(1.19)	(0.91)	(0.24)	(1.49)	(1.73)	15.00	(6.26)	497	1.15	1.48	1.61	48
2021	16.13	0.21	2.92	3.13	(0.22)	(1.40)	(1.62)	17.64	20.17	1,324	1.15	1.48	1.17	50
2020	17.78	0.21	(1.08)	(0.87)	(0.25)	(0.53)	(0.78)	16.13	(5.17)	1,282	1.15	1.48	1.29	77
2019	18.69	0.28	0.91	1.19	(0.27)	(1.83)	(2.10)	17.78	7.62	1,345	1.18	1.48	1.64	44
Class Y
2023	$15.01	$0.31	$1.29	$1.60	$(0.30)	$(1.43)	$(1.73)	$14.88	10.44%	$166,352	0.65%	0.98%	1.99%	49%
2022	17.65	0.34	(1.15)	(0.81)	(0.34)	(1.49)	(1.83)	15.01	(5.73)	154,562	0.65	0.98	2.01	48
2021	16.15	0.29	2.92	3.21	(0.31)	(1.40)	(1.71)	17.65	20.68	200,659	0.65	0.98	1.69	50
2020	17.79	0.30	(1.08)	(0.78)	(0.33)	(0.53)	(0.86)	16.15	(4.62)	870,935	0.65	0.98	1.79	77
2019	18.70	0.37	0.91	1.28	(0.36)	(1.83)	(2.19)	17.79	8.16	922,175	0.68	0.98	2.15	44
Global Managed Volatility Fund
Class F
2023	$9.55	$0.17	$0.98	$1.15	$(0.53)	$(0.48)	$(1.01)	$9.69	12.23%	$662,758	1.11%	1.24%	1.70%	84%
2022	11.78	0.15	(1.03)	(0.88)	(0.13)	(1.22)	(1.35)	9.55	(9.19)	710,669	1.11	1.23	1.35	88
2021	10.40	0.12	1.37	1.49	(0.09)	(0.02)	(0.11)	11.78	14.40	881,712	1.11	1.23	1.07	80
2020	11.46	0.12	(0.57)	(0.45)	(0.28)	(0.33)	(0.61)	10.40	(4.33)	913,791	1.11	1.25	1.12	86
2019	12.08	0.18	0.26	0.44	(0.29)	(0.77)	(1.06)	11.46	4.75	1,060,614	1.11	1.24	1.61	66
Class I
2023	$9.28	$0.14	$0.96	$1.10	$(0.50)	$(0.48)	$(0.98)	$9.40	12.07%	$467	1.36%	1.49%	1.45%	84%
2022	11.48	0.10	(0.98)	(0.88)	(0.10)	(1.22)	(1.32)	9.28	(9.37)	416	1.36	1.48	0.88	88
2021	10.15	0.09	1.33	1.42	(0.07)	(0.02)	(0.09)	11.48	14.01	1,041	1.36	1.48	0.83	80
2020	11.19	0.09	(0.55)	(0.46)	(0.25)	(0.33)	(0.58)	10.15	(4.51)	952	1.36	1.50	0.88	86
2019	11.82	0.15	0.25	0.40	(0.26)	(0.77)	(1.03)	11.19	4.45	1,067	1.36	1.49	1.36	66
Class Y
2023	$9.58	$0.19	$1.00	$1.19	$(0.56)	$(0.48)	$(1.04)	$9.73	12.62%	$118,429	0.86%	0.99%	1.95%	84%
2022	11.81	0.18	(1.04)	(0.86)	(0.15)	(1.22)	(1.37)	9.58	(8.95)	105,301	0.86	0.98	1.60	88
2021	10.43	0.15	1.37	1.52	(0.12)	(0.02)	(0.14)	11.81	14.65	127,801	0.86	0.98	1.31	80
2020	11.49	0.15	(0.58)	(0.43)	(0.30)	(0.33)	(0.63)	10.43	(4.08)	143,066	0.86	1.00	1.39	86
2019	12.12	0.21	0.25	0.46	(0.32)	(0.77)	(1.09)	11.49	4.95	220,260	0.86	0.99	1.86	66

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Tax-Managed Managed Volatility Fund
Class F
2023	$18.39	$0.18	$1.83	$2.01	$(0.18)	$(1.08)	$(1.26)	$19.14	10.98%	$699,917	1.00%	1.23%	0.95%	22%
2022	19.75	0.19	(0.58)	(0.39)	(0.19)	(0.78)	(0.97)	18.39	(2.48)	787,892	1.00	1.23	0.96	17
2021	16.66	0.19	3.23	3.42	(0.20)	(0.13)	(0.33)	19.75	20.76	920,670	1.00	1.23	1.04	17
2020	17.61	0.25	(0.51)	(0.26)	(0.27)	(0.42)	(0.69)	16.66	(1.53)	856,160	1.00	1.23	1.48	27
2019	17.22	0.27	0.88	1.15	(0.27)	(0.49)	(0.76)	17.61	7.16	1,004,802	1.00	1.23	1.65	29
Class Y
2023	$18.39	$0.23	$1.83	$2.06	$(0.23)	$(1.08)	$(1.31)	$19.14	11.26%	$105,350	0.75%	0.98%	1.20%	22%
2022	19.76	0.24	(0.59)	(0.35)	(0.24)	(0.78)	(1.02)	18.39	(2.28)	77,782	0.75	0.98	1.21	17
2021	16.66	0.24	3.24	3.48	(0.25)	(0.13)	(0.38)	19.76	21.12	83,410	0.75	0.98	1.28	17
2020	17.62	0.29	(0.52)	(0.23)	(0.31)	(0.42)	(0.73)	16.66	(1.34)	76,132	0.75	0.98	1.73	27
2019	17.23	0.31	0.88	1.19	(0.31)	(0.49)	(0.80)	17.62	7.42	87,717	0.75	0.99	1.88	29
Tax-Managed International Managed Volatility Fund
Class F
2023	$8.69	$0.27	$1.53	$1.80	$(0.28)	$—	$(0.28)	$10.21	20.84%	$250,047	1.11%	1.39%	2.72%	77%
2022	11.30	0.31	(2.57)	(2.26)	(0.35)	—	(0.35)	8.69	(20.68)	251,038	1.11	1.39	2.94	73
2021	10.15	0.27	1.06	1.33	(0.18)	—	(0.18)	11.30	13.23	338,490	1.11	1.39	2.44	79
2020	10.77	0.19	(0.49)	(0.30)	(0.32)	—	(0.32)	10.15	(3.08)	315,250	1.11	1.41	1.84	79
2019	11.38	0.27	(0.61)	(0.34)	(0.27)	—	(0.27)	10.77	(2.76)	331,996	1.11	1.40	2.54	55
Class Y
2023	$8.71	$0.31	$1.50	$1.81	$(0.30)	$—	$(0.30)	$10.22	21.02%	$57,684	0.86%	1.14%	3.10%	77%
2022	11.32	0.34	(2.57)	(2.23)	(0.38)	—	(0.38)	8.71	(20.44)	41,566	0.86	1.14	3.17	73
2021	10.17	0.30	1.06	1.36	(0.21)	—	(0.21)	11.32	13.48	56,993	0.86	1.14	2.69	79
2020	10.79	0.23	(0.51)	(0.28)	(0.34)	—	(0.34)	10.17	(2.84)	53,255	0.86	1.16	2.27	79
2019	11.40	0.32	(0.63)	(0.31)	(0.30)	—	(0.30)	10.79	(2.47)	42,782	0.86	1.15	3.05	55
Real Estate Fund
Class F
2023	$13.56	$0.22	$0.16	$0.38	$(0.17)	$(0.51)	$(0.68)	$13.26	2.69%	$55,148	1.14%	1.23%	1.58%	53%
2022	17.62	0.15	(2.89)	(2.74)	(0.23)	(1.09)	(1.32)	13.56	(17.41)	61,247	1.14	1.23	0.87	77
2021	13.51	0.11	4.87	4.98	(0.20)	(0.67)	(0.87)	17.62	38.41	84,666	1.14	1.23	0.67	78
2020	17.24	0.14	(2.47)	(2.33)	(0.28)	(1.12)	(1.40)	13.51	(14.21)	74,099	1.14	1.23	0.95	123
2019	16.06	0.23	2.31	2.54	(0.21)	(1.15)	(1.36)	17.24	17.35	104,562	1.14	1.24	1.47	71
Class I
2023	$13.54	$0.19	$0.16	$0.35	$(0.16)	$(0.51)	$(0.67)	$13.22	2.44%	$169	1.36%	1.48%	1.36%	53%
2022	17.58	0.07	(2.84)	(2.77)	(0.18)	(1.09)	(1.27)	13.54	(17.54)	164	1.36	1.48	0.38	77
2021	13.48	0.07	4.86	4.93	(0.16)	(0.67)	(0.83)	17.58	38.14	424	1.36	1.48	0.47	78
2020	17.20	0.11	(2.46)	(2.35)	(0.25)	(1.12)	(1.37)	13.48	(14.38)	307	1.36	1.48	0.79	123
2019	16.03	0.21	2.29	2.50	(0.18)	(1.15)	(1.33)	17.20	17.06	420	1.36	1.48	1.33	71
Class Y
2023	$13.57	$0.26	$0.16	$0.42	$(0.20)	$(0.51)	$(0.71)	$13.28	2.94%	$12,889	0.89%	0.98%	1.83%	53%
2022	17.63	0.21	(2.91)	(2.70)	(0.27)	(1.09)	(1.36)	13.57	(17.18)	13,752	0.89	0.98	1.23	77
2021	13.51	0.15	4.87	5.02	(0.23)	(0.67)	(0.90)	17.63	38.81	18,241	0.89	0.98	0.93	78
2020	17.25	0.21	(2.51)	(2.30)	(0.32)	(1.12)	(1.44)	13.51	(14.04)	17,279	0.89	0.98	1.40	123
2019	16.07	0.27	2.31	2.58	(0.25)	(1.15)	(1.40)	17.25	17.65	36,910	0.89	0.98	1.72	71

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income		Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Core Fixed Income Fund
Class F
2023	$9.37	$0.33	$(0.28)	$0.05	$(0.32)		$—	$(0.32)	$9.10	0.44%	$2,966,849	0.66%	0.74%	3.49%	340%
2022	11.50	0.20	(2.09)	(1.89)	(0.21)		(0.03)	(0.24)	9.37	(16.70)	3,192,558	0.66	0.73	1.85	362
2021	12.15	0.15	(0.16)	(0.01)	(0.18)		(0.46)	(0.64)	11.50	(0.08)	4,101,094	0.66	0.72	1.27	375
2020	11.65	0.23	0.65	0.88	(0.27)		(0.11)	(0.38)	12.15	7.75	3,859,455	0.66	0.73	1.98	357
2019	10.86	0.31	0.81	1.12	(0.33)		—	(0.33)	11.65	10.45	3,755,355	0.66	0.73	2.78	387
Class I
2023	$9.35	$0.31	$(0.27)	$0.04	$(0.30)		$—	$(0.30)	$9.09	0.32%	$2,715	0.88%	0.99%	3.26%	340%
2022	11.49	0.17	(2.10)	(1.93)	(0.18)		(0.03)	(0.21)	9.35	(16.99)	3,423	0.88	0.98	1.60	362
2021	12.14	0.12	(0.15)	(0.03)	(0.16)		(0.46)	(0.62)	11.49	(0.30)	5,102	0.88	0.97	1.05	375
2020	11.64	0.21	0.66	0.87	(0.26)		(0.11)	(0.37)	12.14	7.59	4,698	0.88	0.98	1.76	357
2019	10.86	0.29	0.79	1.08	(0.30)		—	(0.30)	11.64	10.11	5,085	0.88	0.98	2.57	387
Class Y
2023	$9.37	$0.36	$(0.28)	$0.08	$(0.34)		$—	$(0.34)	$9.11	0.80%	$385,904	0.41%	0.49%	3.75%	340%
2022	11.51	0.22	(2.10)	(1.88)	(0.23)		(0.03)	(0.26)	9.37	(16.56)	409,715	0.41	0.48	2.11	362
2021	12.16	0.18	(0.16)	0.02	(0.21)		(0.46)	(0.67)	11.51	0.16	501,505	0.41	0.47	1.51	375
2020	11.66	0.26	0.65	0.91	(0.30)		(0.11)	(0.41)	12.16	7.98	455,054	0.41	0.48	2.22	357
2019	10.87	0.34	0.80	1.14	(0.35)		—	(0.35)	11.66	10.71	439,460	0.41	0.48	3.03	387
High Yield Bond Fund
Class F
2023	$5.75	$0.40	$0.10	$0.50	$(0.50	)(2)	$(0.38)	$(0.88)	$5.37	9.27%	$1,072,999	0.89%	0.99%	7.30%	48%
2022	7.08	0.32	(1.20)	(0.88)	(0.40)		(0.05)	(0.45)	5.75	(12.98)	1,115,354	0.89	0.98	4.93	49
2021	6.46	0.40	0.72	1.12	(0.37)		(0.13)	(0.50)	7.08	17.84	1,430,709	0.89	0.98	5.78	67
2020	6.91	0.36	(0.39)	(0.03)	(0.38)		(0.04)	(0.42)	6.46	(0.33)	1,257,617	0.89	0.98	5.54	88
2019	7.13	0.39	(0.11)	0.28	(0.39)		(0.11)	(0.50)	6.91	4.24	1,444,565	0.89	0.98	5.68	69
Class I
2023	$5.53	$0.38	$0.10	$0.48	$(0.48	)(3)	$(0.38)	$(0.86)	$5.15	9.10%	$4	1.06%	1.16%	7.17%	48%
2022	6.82	0.27	(1.13)	(0.86)	(0.38)		(0.05)	(0.43)	5.53	(13.14)	3	1.11	1.23	4.09	49
2021	6.22	0.37	0.70	1.07	(0.34)		(0.13)	(0.47)	6.82	17.72	581	1.11	1.23	5.55	67
2020	6.65	0.33	(0.37)	(0.04)	(0.35)		(0.04)	(0.39)	6.22	(0.46)	409	1.11	1.23	4.99	88
2019	6.88	0.36	(0.12)	0.24	(0.36)		(0.11)	(0.47)	6.65	3.79	11,926	1.12	1.23	5.51	69
Class Y
2023	$5.75	$0.42	$0.10	$0.52	$(0.52	)(2)	$(0.38)	$(0.90)	$5.37	9.54%	$156,000	0.64%	0.74%	7.57%	48%
2022	7.08	0.34	(1.20)	(0.86)	(0.42)		(0.05)	(0.47)	5.75	(12.77)	159,547	0.64	0.73	5.20	49
2021	6.46	0.42	0.72	1.14	(0.39)		(0.13)	(0.52)	7.08	18.13	195,613	0.64	0.73	6.03	67
2020	6.91	0.38	(0.39)	(0.01)	(0.40)		(0.04)	(0.44)	6.46	(0.07)	174,334	0.64	0.73	5.78	88
2019	7.13	0.41	(0.11)	0.30	(0.41)		(0.11)	(0.52)	6.91	4.51	185,383	0.64	0.73	5.92	69

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	Includes return of capital of $0.08 per share.
(3)	Includes return of capital of $0.07 per share.

Amounts designated as “—“ are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains		Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Conservative Income Fund
Class F
2023	$10.00	$0.46	$(0.01)	$0.45	$(0.45)	$—		$(0.45)	$10.00	4.61%	$464,086	0.30%	0.58%	4.60%	–%
2022	10.00	0.07	(0.01)	0.06	(0.06)	—	^	(0.06)	10.00	0.65	344,975	0.25	0.58	0.67	–
2021	10.00	—	—	—	— ^	—		— ^	10.00	0.01	269,681	0.19	0.58	—	–
2020	10.00	0.09	0.01	0.10	(0.10)	—		(0.10)	10.00	0.96	319,030	0.30	0.59	0.90	–
2019	10.00	0.23	—	0.23	(0.23)	—		(0.23)	10.00	2.32	229,166	0.30	0.59	2.29	–
Class Y
2023	$10.01	$0.46	$0.01	$0.47	$(0.47)	$—		$(0.47)	$10.01	4.78%	$15,217	0.20%	0.33%	4.62%	–%
2022	10.01	0.07	—	0.07	(0.07)	—	^	(0.07)	10.01	0.70	15,305	0.14	0.33	0.72	–
2021	10.00	0.01	—	0.01	— ^	—		— ^	10.01	0.11	16,962	0.09	0.33	0.10	–
2020	10.00	0.11	—	0.11	(0.11)	—		(0.11)	10.00	1.06	22,256	0.20	0.34	1.05	–
2019	10.00	0.24	—	0.24	(0.24)	—		(0.24)	10.00	2.42	23,125	0.20	0.34	2.38	–
Tax-Free Conservative Income Fund
Class F
2023	$9.99	$0.28	$0.01	$0.29	$(0.28)	$—		$(0.28)	$10.00	2.92%	$163,924	0.30%	0.58%	2.77%	–%
2022	10.00	0.04	(0.01)	0.03	(0.04)	—		(0.04)	9.99	0.29	176,810	0.22	0.58	0.39	–
2021	10.00	—	—	—	— ^	—		— ^	10.00	0.01	183,626	0.13	0.58	0.01	–
2020	10.00	0.06	—	0.06	(0.06)	—		(0.06)	10.00	0.64	212,828	0.30	0.59	0.62	–
2019	10.00	0.14	—	0.14	(0.14)	—		(0.14)	10.00	1.37	162,368	0.30	0.59	1.36	–
Class Y
2023	$10.01	$0.29	$—	$0.29	$(0.29)	$—		$(0.29)	$10.01	2.92%	$3,971	0.20%	0.33%	2.86%	–%
2022	10.01	0.05	(0.01)	0.04	(0.04)	—		(0.04)	10.01	0.44	4,890	0.13	0.33	0.48	–
2021	10.00	0.01	—	0.01	— ^	—		— ^	10.01	0.11	9,273	0.03	0.33	0.10	–
2020	10.00	0.09	(0.02)	0.07	(0.07)	—		(0.07)	10.00	0.73	5,770	0.20	0.34	0.87	–
2019	10.00	0.15	—	0.15	(0.15)	—		(0.15)	10.00	1.47	16,727	0.20	0.34	1.45	–

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
^	Amount represents less than $0.005 per share.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Real Return Fund
Class F
2023	$9.57	$0.22	$0.01	$0.23	$(0.43)	$(0.04)	$(0.47)	$9.33	2.44%	$183,431	0.45%	0.70%	2.36%	31%
2022	10.68	0.71	(1.17)	(0.46)	(0.65)	—	(0.65)	9.57	(4.52)	241,034	0.45	0.70	6.86	50
2021	10.40	0.44	0.10	0.54	(0.26)	—	(0.26)	10.68	5.26	228,319	0.45	0.70	4.18	31
2020	9.96	0.07	0.42	0.49	(0.05)	—	(0.05)	10.40	4.98	238,849	0.45	0.70	0.72	41
2019	9.91	0.16	0.15	0.31	(0.26)	—	(0.26)	9.96	3.14	227,413	0.45	0.70	1.59	34
Class Y
2023	$9.62	$0.24	$(0.01)	$0.23	$(0.44)	$(0.04)	$(0.48)	$9.37	2.44%	$14,249	0.35%	0.45%	2.50%	31%
2022	10.73	0.71	(1.16)	(0.45)	(0.66)	—	(0.66)	9.62	(4.40)	16,740	0.35	0.45	6.85	50
2021	10.44	0.43	0.14	0.57	(0.28)	—	(0.28)	10.73	5.47	17,931	0.35	0.45	4.11	31
2020	10.00	0.08	0.42	0.50	(0.06)	—	(0.06)	10.44	5.01	21,395	0.35	0.45	0.84	41
2019	9.94	0.18	0.14	0.32	(0.26)	—	(0.26)	10.00	3.31	24,322	0.35	0.46	1.80	34
Dynamic Asset Allocation Fund
Class F
2023	$14.41	$0.18	$2.19	$2.37	$(0.40)	$(1.52)	$(1.92)	$14.86	17.64%	$640,725	0.75%	1.18%	1.24%	22%
2022	18.50	0.11	(2.20)	(2.09)	(0.59)	(1.41)	(2.00)	14.41	(13.56)	597,961	0.75	1.18	0.62	5
2021	14.98	0.10	4.58	4.68	(0.89)	(0.27)	(1.16)	18.50	32.72	816,977	0.75	1.18	0.56	10
2020	13.23	0.14	1.84	1.98	(0.23)	—	(0.23)	14.98	15.07	723,775	0.75	1.18	1.06	16
2019	13.22	0.17	0.07	0.24	(0.23)	—	(0.23)	13.23	2.14	725,857	0.75	1.18	1.31	5
Class Y
2023	$14.43	$0.25	$2.16	$2.41	$(0.44)	$(1.52)	$(1.96)	$14.88	17.95%	$42,012	0.50%	0.93%	1.69%	22%
2022	18.54	0.16	(2.22)	(2.06)	(0.64)	(1.41)	(2.05)	14.43	(13.44)	35,497	0.50	0.93	0.91	5
2021	15.01	0.14	4.58	4.72	(0.92)	(0.27)	(1.19)	18.54	33.05	46,976	0.50	0.93	0.81	10
2020	13.26	0.08	1.93	2.01	(0.26)	—	(0.26)	15.01	15.31	41,757	0.50	0.93	0.59	16
2019	13.25	0.19	0.08	0.27	(0.26)	—	(0.26)	13.26	2.43	70,477	0.50	0.93	1.51	5

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Strategy Alternative Fund
Class F
2023	$9.08	$0.36	$0.12	$0.48	$(0.19)	$—	$(0.19)	$9.37	5.40%	$354,258	1.83	%(2)	2.58%	3.91%	434%
2022	10.54	0.08	(0.79)	(0.71)	(0.13)	(0.62)	(0.75)	9.08	(7.24)	394,876	1.93	(2)	2.68	0.83	369
2021	9.98	0.09	0.76	0.85	(0.05)	(0.24)	(0.29)	10.54	8.57	449,934	1.99	(2)	2.75	0.87	424
2020	9.61	0.08	0.39	0.47	(0.10)	—	(0.10)	9.98	4.90	463,468	1.72	(3)	2.54	0.84	527
2019	10.10	0.14	(0.18)	(0.04)	(0.16)	(0.29)	(0.45)	9.61	(0.18)	472,129	1.44	(4)	2.38	1.24	315
Class Y
2023	$9.08	$0.38	$0.13	$0.51	$(0.22)	$—	$(0.22)	$9.37	5.68%	$14,325	1.58	%(5)	2.33%	4.12%	434%
2022	10.55	0.11	(0.81)	(0.70)	(0.15)	(0.62)	(0.77)	9.08	(7.09)	8,069	1.68	(5)	2.43	1.09	369
2021	9.98	0.12	0.77	0.89	(0.08)	(0.24)	(0.32)	10.55	8.94	8,585	1.74	(5)	2.50	1.12	424
2020	9.61	0.11	0.38	0.49	(0.12)	—	(0.12)	9.98	5.16	8,464	1.47	(6)	2.29	1.12	527
2019	10.11	0.13	(0.15)	(0.02)	(0.19)	(0.29)	(0.48)	9.61	(0.01)	9,821	1.20	(7)	2.15	1.11	315
Liquid Alternative Fund
Class F
2023(8)	$10.00	$0.15	$0.01	$0.16	$—	$—	$—	$10.16	1.60%	$531	1.04%		4.16%	5.70%	–%
Class Y
2023(8)	$10.00	$0.10	$0.07	$0.17	$—	$—	$—	$10.17	1.60%	$10,827	0.80%		1.89%	3.85%	–%
Multi-Asset Accumulation Fund
Class F
2023	$7.17	$0.23	$(0.04)	$0.19	$(0.70)	$—	$(0.70)	$6.66	2.59%	$1,781,011	1.17%		1.32%	3.26%	72%
2022	10.31	0.11	(1.96)	(1.85)	(0.64)	(0.65)	(1.29)	7.17	(20.79)	1,886,712	1.17		1.30	1.25	42
2021	9.55	(0.01)	1.28	1.27	—	(0.51)	(0.51)	10.31	13.73	2,506,500	1.17		1.29	(0.12)	54
2020	10.63	(0.02)	0.18	0.16	(0.13)	(1.11)	(1.24)	9.55	1.51	2,420,060	1.17		1.30	(0.23)	61
2019	9.81	0.08	1.03	1.11	(0.27)	(0.02)	(0.29)	10.63	11.94	2,659,785	1.17		1.30	0.80	63
Class Y
2023	$7.25	$0.20	$—	$0.20	$(0.72)	$—	$(0.72)	$6.73	2.73%	$100,217	0.92%		1.07%	2.75%	72%
2022	10.41	0.12	(1.97)	(1.85)	(0.66)	(0.65)	(1.31)	7.25	(20.57)	146,375	0.92		1.05	1.36	42
2021	9.62	(0.02)	1.32	1.30	—	(0.51)	(0.51)	10.41	13.95	193,339	0.92		1.04	(0.15)	54
2020	10.70	(0.03)	0.21	0.18	(0.15)	(1.11)	(1.26)	9.62	1.74	190,469	0.92		1.05	(0.26)	61
2019	9.88	0.07	1.06	1.13	(0.29)	(0.02)	(0.31)	10.70	12.16	220,654	0.92		1.05	0.66	63

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.35%.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.27%.
(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.20%.
(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.10%.
(6)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 1.02%.
(7)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.96%.
(8)	Commenced operations on June 30, 2023. All ratios for the period have been annualized.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Income Fund
Class F
2023	$9.22	$0.62	$0.11	$0.73	$(0.67)	$—	$(0.67)	$9.28	8.02%	$532,159	0.80%		1.21%	6.49%	39%
2022	11.49	0.46	(2.26)	(1.80)	(0.46)	(0.01)	(0.47)	9.22	(16.13)	568,205	0.80		1.20	4.35	24
2021	10.85	0.42	0.61	1.03	(0.39)	—	(0.39)	11.49	9.57	759,685	0.80		1.20	3.71	59
2020	11.07	0.40	(0.20)	0.20	(0.39)	(0.03)	(0.42)	10.85	1.86	770,599	0.80		1.21	3.69	137
2019	10.61	0.45	0.41	0.86	(0.40)	—	(0.40)	11.07	8.29	816,056	0.80		1.20	4.15	76
Class Y
2023	$9.22	$0.63	$0.11	$0.74	$(0.68)	$—	$(0.68)	$9.28	8.12%	$127,673	0.70%		0.96%	6.59%	39%
2022	11.49	0.47	(2.26)	(1.79)	(0.47)	(0.01)	(0.48)	9.22	(16.08)	137,959	0.70		0.95	4.46	24
2021	10.85	0.43	0.61	1.04	(0.40)	—	(0.40)	11.49	9.68	172,276	0.70		0.95	3.81	59
2020	11.07	0.41	(0.20)	0.21	(0.40)	(0.03)	(0.43)	10.85	1.96	161,672	0.70		0.96	3.79	137
2019	10.61	0.46	0.41	0.87	(0.41)	—	(0.41)	11.07	8.39	161,776	0.70		0.95	4.25	76
Multi-Asset Inflation Managed Fund
Class F
2023	$8.68	$0.27	$(0.12)	$0.15	$(0.96)	$—	$(0.96)	$7.87	1.46%	$648,827	1.96	%(2)	2.20%	3.39%	93%
2022	8.91	0.34	0.09	0.43	(0.66)	—	(0.66)	8.68	5.10	783,196	1.24	(2)	1.48	3.80	81
2021	7.88	0.24	0.91	1.15	(0.12)	—	(0.12)	8.91	14.71	803,799	1.12	(2)	1.36	2.84	65
2020	8.28	0.10	(0.38)	(0.28)	(0.12)	—	(0.12)	7.88	(3.41)	735,962	1.38	(2)	1.62	1.28	63
2019	8.49	0.14	(0.20)	(0.06)	(0.15)	—	(0.15)	8.28	(0.62)	798,451	1.52	(2)	1.76	1.68	30
Class Y
2023	$8.69	$0.23	$(0.06)	$0.17	$(0.98)	$—	$(0.98)	$7.88	1.75%	$30,866	1.71	%(3)	1.96%	2.88%	93%
2022	8.92	0.34	0.11	0.45	(0.68)	—	(0.68)	8.69	5.36	34,931	0.98	(4)	1.22	3.84	81
2021	7.89	0.22	0.95	1.17	(0.14)	—	(0.14)	8.92	14.99	43,985	0.87	(3)	1.11	2.62	65
2020	8.29	0.11	(0.37)	(0.26)	(0.14)	—	(0.14)	7.89	(3.17)	45,173	1.13	(5)	1.37	1.35	63
2019	8.50	0.13	(0.17)	(0.04)	(0.17)	—	(0.17)	8.29	(0.35)	55,857	1.27	(3)	1.51	1.56	30

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
(2)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.90%.
(3)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.65%.
(4)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.64%.
(5)	The expense ratio includes dividend and interest expense, and other expenses outside the cap. Had this expense been excluded the ratios would have been 0.66%.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

FINANCIAL HIGHLIGHTS/CONSOLIDATED FINANCIAL HIGHLIGHTS

For the years or periods ended September 30, (unless otherwise indicated)

For a share outstanding throughout each period

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gains (Losses)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
Multi-Asset Capital Stability Fund
Class F
2023	$9.79	$0.33	$0.07	$0.40	$(0.18)	$—	$(0.18)	$10.01	4.19%	$552,046	0.62%	0.98%	3.34%	103%
2022	10.51	0.03	(0.46)	(0.43)	(0.07)	(0.22)	(0.29)	9.79	(4.24)	626,296	0.62	0.98	0.27	69
2021	10.28	—	0.34	0.34	(0.02)	(0.09)	(0.11)	10.51	3.27	682,772	0.62	0.98	— ^	125
2020	10.39	0.04	0.22	0.26	(0.18)	(0.19)	(0.37)	10.28	2.55	732,425	0.62	0.98	0.37	124
2019	10.05	0.15	0.24	0.39	(0.05)	—	(0.05)	10.39	3.94	684,753	0.62	0.98	1.45	128
Class Y
2023	$9.81	$0.34	$0.08	$0.42	$(0.20)	$—	$(0.20)	$10.03	4.30%	$29,524	0.52%	0.73%	3.43%	103%
2022	10.54	0.04	(0.47)	(0.43)	(0.08)	(0.22)	(0.30)	9.81	(4.23)	32,510	0.52	0.73	0.36	69
2021	10.30	0.01	0.35	0.36	(0.03)	(0.09)	(0.12)	10.54	3.47	38,031	0.52	0.73	0.08	125
2020	10.41	0.05	0.22	0.27	(0.19)	(0.19)	(0.38)	10.30	2.64	48,307	0.52	0.73	0.48	124
2019	10.07	0.16	0.24	0.40	(0.06)	—	(0.06)	10.41	4.04	47,957	0.52	0.73	1.55	128

†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Per share calculated using average shares.
^	Amount represents less than 0.005%.

Amounts designated as “—“are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements

September 30, 2023

1. ORGANIZATION

SEI Institutional Managed Trust (the “Trust”) is organized as a Massachusetts business trust under a Declaration of Trust dated October 20, 1986.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with 28 funds: Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Tax-Managed International Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income, Real Return, Dynamic Asset Allocation, Multi-Strategy Alternative, Liquid Alternative, Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed, and Multi-Asset Capital Stability (each a “Fund,” collectively the “Funds”) each of which are diversified Funds, with the exception of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds.

The Dynamic Commodity Strategy Subsidiary, Ltd., the Accumulation Commodity Strategy Subsidiary, Ltd. and the Inflation Commodity Strategy Subsidiary, Ltd. are wholly-owned subsidiaries of the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, respectively, (each a “Subsidiary”, collectively the “Subsidiaries”). Each Subsidiary is organized under the laws of the Cayman Islands as an exempt limited company. Information regarding the Dynamic Asset Allocation, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds and their respective subsidiaries have been consolidated in the Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Trust is registered to offer: Class F shares of the Funds and Class Y shares of the Funds, except for the Large Cap Index and S&P 500 Index Funds and Class I shares of the Large Cap, Large Cap Value, Large Cap Growth, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Real Estate, Core Fixed Income, High Yield Bond and Real Return Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund’s prospectus provides a description of its investment goal and its principal investment strategies and risks.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation —Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SEI Investments Management Corporation (“SIMC”) as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation Committee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or debt tranches of collateralized debt

SEI Institutional Managed Trust

obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV per share, with the exception of exchange-traded funds, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above or in the case of an equity tranche of a CDO/CLO, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Policy until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer-specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading by the time a fund calculates its NAV, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Valuation Designee if it receives such notification from a Sub-Adviser, as applicable, or if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of the Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Policy. The Valuation Designee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii)

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

a significant event (as defined below). When a security is valued in accordance with the Fair Value Procedures, the Valuation Designee will determine the value after taking into consideration relevant information reasonably available to the Valuation Designee. Examples of factors the Valuation Designee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Valuation Designee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Certain of the Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Global Managed Volatility Fund will value the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security’s last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculate NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds’ administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

SEI Institutional Managed Trust

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, warrants, swaps and forward contracts. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. These are generally categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. For certain collateralized debt obligations, corporate obligations, mortgage backed securities, auction rate preferred securities and loan participations where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The valuation techniques used by the Funds to measure fair value during the year ended September 30, 2023, maximized the use of observable inputs and minimized the use of unobservable inputs. For details of the investment classification, reference the Schedules of Investments.

For the year ended September 30, 2023, there have been no significant changes to the Trust’s fair valuation methodologies.

The unobservable inputs used to determine fair value of reoccurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

For Treasury Inflation-Protected Securities, the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to interest in the accompanying Statements of Operations. Such adjustments may have a significant impact on a Fund’s distributions.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and Consolidated Statement of Cash Flows. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Repurchase Agreements —Securities pledged as collateral for repurchase agreements are held by each Fund’s custodian bank until the repurchase date of the repurchase agreement. The Funds may also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until the repurchase date of the repurchase agreement. Provisions of the repurchase agreements and the Trust’s policies require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Reverse Repurchase Agreements —To the extent consistent with its Investment Objective and Strategies, a Fund may issue reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same assets later at a fixed price. The segregated assets may consist of cash, U.S.

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative daily net assets.

Commodity-Linked Investments — To the extent consistent with its Investment Objective and Strategies, the Multi-Asset Accumulation Fund, Multi-Asset Inflation Managed and Dynamic Asset Allocation Fund may invest in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also invest in equity securities of issuers in commodity-related industries.

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned Subsidiary. A Subsidiary, unlike the Fund, may invest to a significant extent directly in commodities and in equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. A Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. A Fund may invest up to 25% of its total assets in its Subsidiary.

In order for a Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income. The status of certain commodity-linked derivative instruments as qualifying income has been addressed in Revenue Ruling 2006-1 and Revenue Ruling 2006-31 which provide that income from certain commodity-linked derivative instruments in which the Fund invests will not be considered qualifying income. To the extent the Multi-Asset Accumulation, Multi-Asset Inflation Managed, and Dynamic Asset Allocation Funds invest in such instruments directly, each Fund will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Forward Foreign Currency Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes.

The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

SEI Institutional Managed Trust

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open forward foreign currency contracts as of September 30, 2023, if applicable.

Futures Contracts — To the extent consistent with its Investment Objective and Strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. In addition, fixed income funds will utilize futures contracts to help manage duration and yield curve exposure. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open futures contracts as of September 30, 2023, if applicable.

Inflation-Indexed Bonds — Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation)

is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Master Limited Partnerships — Investments in units of master limited partnerships (“MLPs”) involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of a Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Options/Swaptions Writing/Purchasing —To the extent consistent with its Investment Objective and Strategies, a Fund may invest in financial options/swaptions contracts for the purpose of hedging its existing fund securities or to enhance the Fund’s returns. When a Fund writes or purchases an option/swaption, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option/swaption written or purchased. Premiums received or paid from writing or purchasing options/swaptions which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option/swaption is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

The risk in writing a call option/swaption is that the Funds give up the opportunity for profit if the market

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

price of the security increases. The risk in writing a put option/swaption is that the Funds may incur a loss if the market price of the security decreases and the option/swaption is exercised. The risk in purchasing an option/swaption is that the Funds pay a premium whether or not the option/swaption is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option/swaption contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open option/swaption contracts as of September 30, 2023, if applicable.

Securities Sold Short —To the extent consistent with its Investment Objective and Strategies, a Fund may engage in short sales. Short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. Dividends and interest are shown as an expense for financial reporting purposes. To borrow the security, a Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale are retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which a Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon the close of a short sale.

Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding securities sold short as of September 30, 2023, if applicable.

Swap Agreements — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in swap contracts as an efficient means to synthetically obtain exposure to securities or baskets of securities and to manage a Fund’s interest rate duration and yield curve exposure. Swap contracts may also be used to mitigate a Fund’s overall level of risk and/or a Fund’s risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage a Fund’s yield spread sensitivity. A Fund may buy credit default swaps in an attempt to manage credit risk where a Fund has credit exposure to an issuer, and a Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared swaps”). Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. Credit-default swaps involve periodic payments by a Fund or counterparty based on a specified rate multiplied by a notional amount assigned to an underlying debt instrument or group of debt instruments in exchange for the assumption of credit risk on the same instruments. In the event of a credit event, usually in the form of a credit rating downgrade, the party receiving periodic payments (i.e. floating rate payer) must pay the other party (i.e. fixed rate payer) an amount equal to the recovery rate used to settle the contracts. The recovery rate is a function of how many credit default swap investors wish to deliver the security or receive the security. The recovery rate is determined through an auction process. Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on SOFR, LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at year end, if any, are listed after a Fund’s

SEI Institutional Managed Trust

portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations or Consolidated Statement of Operations. Centrally cleared swaps are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for centrally cleared swaps are provided by an independent source. Net payments of interest are recorded as realized gains or losses. Daily changes in valuation of Centrally Cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates. Risks also arise from potential losses from adverse market movements.

This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by having the counterparty post collateral to cover a Fund’s exposure to the counterparty. See Note 3 for further details. Refer to each Fund’s Schedule of Investments or Consolidated Schedule of Investments for details regarding open swap agreements as of September 30, 2023, if applicable.

Delayed Delivery Transactions — To the extent consistent with its Investment Objective and Strategies, a Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Participation Notes (P-Notes) — To the extent consistent with its Investment Objective and Strategies, a Fund may acquire P-Notes issued by participating banks or broker-dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. The P-Notes in which the Fund may invest will typically have a maturity of one year. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the minimal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Loan Participations and Brady Bonds — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in Loan Participations. Loan Participations include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. Each Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Fund generally will succeed to all the rights and obligations of an assigning

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Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, a Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund. The interest rate indicated in the Fund’s Schedule of Investments is the rate in effect at September 30, 2023. Pursuant to the terms of certain loan agreements, the Funds may hold unfunded commitments in loan participations which are disclosed on the Statement of Assets and Liabilities. Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. The Funds disclosed consent fees and amendment income in the Statement of Operations as “Interest income”.

Certain debt obligations, customarily referred to as “Brady Bonds,” are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds have only been issued since 1989, and, accordingly, do not have a long payment history. They are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds, so they are subject to the risk of default by the issuer. They may be fully or partially collateralized or uncollateralized and issued in various currencies.

Collateralized Debt Obligations — To the extent consistent with its Investment Objective and Strategies, a Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized loan obligations (“CLOs”) and other similarly structured securities. CLOs are a type of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

CDOs may charge management fees and administrative expenses.

For CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CDO trust typically has a higher rating and lower yield than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on its Class and its collateral securities. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Large Cap, Large Cap Value, Large Cap Growth, Large Cap Index, Tax-Managed Large Cap, S&P 500 Index, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate and Real Return Funds; are declared and paid annually for the Global Managed Volatility, Tax-Managed International Managed Volatility, Multi-Strategy Alternative, Liquid Alternative, Multi-Asset Accumulation, Multi-Asset Inflation Managed, Multi-Asset Capital Stability and Dynamic Asset Allocation; are declared daily and paid monthly for the Core Fixed Income, High Yield Bond, Conservative Income, Tax-Free Conservative Income and Multi-Asset Income.

SEI Institutional Managed Trust

Any net realized capital gains on sales of securities are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

Restricted Securities — The Funds may invest in private placement investments that were purchased through private offerings or acquired through initial public offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board. Please refer to the Schedule of Investments for Funds that held Restricted Securities.

Investments in Real Estate Investment Trust — With respect to the Real Estate Fund, dividend income is recorded based on the income included in distributions received from the Real Estate Investment Trust (“REIT”) investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Deferred Offering Costs — Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds.

Investment in Subsidiary — Each of the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary’s investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Dynamic Asset Allocation Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies.

However, each Fund wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are all managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund or its shareholders. While a Subsidiary has its own Board of Directors (“Directors”) that is responsible for overseeing the operations of such Subsidiary, the respective Fund’s Directors have oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund’s role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment return.

3. CREDIT DERIVATIVES

A Fund may use credit default swaps to reduce risk where a Fund has exposure to the issuer, or to take an active long or short position with respect to the likelihood of an event of default. The reference obligation of the swap can be a single issuer, a “basket” of issuers, or an index. The underlying referenced assets are corporate debt, sovereign debt and asset backed securities.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event for corporate or sovereign reference obligations means bankruptcy, failure to pay, obligation acceleration, repudiation/moratorium or restructuring. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down.

If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement

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Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Certain Funds are party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The notional amounts of the swaps are not recorded in the financial statements. The notional amounts approximate the maximum potential amount of future payments that the Fund could be required to make if the Fund was the seller of protection and a credit event was to occur.

Those credit default swaps (“CDS”) for which the Fund is providing protection at the balance sheet date are summarized as follows:

MAXIMUM POTENTIAL AMOUNT OF FUTURE PAYMENTS BY CONTRACT TERM
CORE FIXED INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$127,394,600	$-	$127,394,600
101-200	-	-	-	-	-	-
> than 200	-	-	-	-	-	-
Total	$-	$-	$-	$127,394,600	$-	$127,394,600

MULTI-ASSET INCOME FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$525,000	$31,040,000	$2,115,600	$-	$33,680,600
101-200	-	-	1,450,000	1,160,000	-	2,610,000
201-300	-	-	-	-	-	-
301-400	-	-	6,091,500	-	-	6,091,500
> than 400	-	-	-	-	-	-
Total	$-	$525,000	$38,581,500	$3,275,600	$-	$42,382,100

MULTI-ASSET INFLATION MANAGED FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$-	$14,530,000	$-	$14,530,000
101-200	-	-	-	-	-	-
201-400	-	-	-	-	-	-
> than 400	-	-	7,817,000	669,588	-	8,486,588
Total	$-	$-	$7,817,000	$15,199,588	$-	$23,016,588

MULTI-ASSET CAPITAL STABILITY FUND	0-6 MONTHS	6-12 MONTHS	1-5 YEARS	5-10 YEARS	> 10 YEARS	Total
Current credit spread* on underlying (in basis points)
0-100	$-	$-	$3,100,000	$-	$-	$3,100,000
301-400	-	-	835,701	-	-	835,701
> than 400	-	-	3,830,000	-	-	3,830,000
Total	$-	$-	$7,765,701	$-	$-	$7,765,701

SEI Institutional Managed Trust

*

The credit spread on the underlying asset is generally indicative of the current status of the underlying risk of the Fund having to perform. The spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a contract. Higher credit spreads with a shorter contract term is indicative of a higher likelihood of performance by the Fund.

The credit spread disclosed above for each reference obligation where the Fund is the seller of protection is a representation of the current payment/performance risk of the swap.

4. DERIVATIVE TRANSACTIONS

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments as of September 30, 2023 was as follows ($ Thousands):

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments:

Large Cap Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$240	*
Total Derivatives not accounted for as hedging instruments		$—			$240

Large Cap Value Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$71	*
Total Derivatives not accounted for as hedging instruments		$—			$71

Large Cap Growth Fund
Equity contracts	Unrealized appreciation on futures contracts	$3	*	Unrealized depreciation on futures contracts	$69	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	696	†
Total Derivatives not accounted for as hedging instruments		$3			$765

Large Cap Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$1	*	Unrealized depreciation on futures contracts	$607	*
Total Derivatives not accounted for as hedging instruments		$1			$607

Tax-Managed Large Cap Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$366	*
Total Derivatives not accounted for as hedging instruments		$—			$366

S&P 500 Index Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$953	*
Total Derivatives not accounted for as hedging instruments		$—			$953

U.S. Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$249	*
Total Derivatives not accounted for as hedging instruments		$—			$249

Global Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$2	*	Unrealized depreciation on futures contracts	185	*
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	2,137		Unrealized loss on forward foreign currency contracts	289
Total Derivatives not accounted for as hedging instruments		$2,139			$474

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Tax-Managed Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$201	*
Total Derivatives not accounted for as hedging instruments		$—			$201

Tax-Managed International Managed Volatility Fund
Equity contracts	Unrealized appreciation on futures contracts	$5	*	Unrealized depreciation on futures contracts	$4	*
Total Derivatives not accounted for as hedging instruments		$5			$4

Core Fixed Income Fund
Interest rate contracts	Investments, at value**	$1,378		Options written, at value	$2,165
	Unrealized appreciation on future contracts	$3,113	*	Unrealized depreciation on future contracts	$9,519	*
	Unrealized appreciation on swap contracts	9,387	†	Unrealized depreciation on swap contracts	1,764	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	606		Unrealized loss on forward foreign currency contracts	1,838
	Investments, at value**	6		Options written, at value	—
Credit contracts	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	120	†
Total Derivatives not accounted for as hedging instruments		$14,490			$15,406

High Yield Bond Fund
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$—		Unrealized loss on forward foreign currency contracts	$2
Total Derivatives not accounted for as hedging instruments		$—			$2

Dynamic Asset Allocation Fund
Equity contracts	Unrealized appreciation on futures contracts	$—	*	Unrealized depreciation on futures contracts	$2,699	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	6,903	†
	Investments, at value**	6,937		Options and Swaptions written, at value	1,514
Interest Rate contracts	Unrealized appreciation on swap contracts	6,427	†	Unrealized depreciation on swap contracts	675	†
Commodity contracts	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	588	†
Total Derivatives not accounted for as hedging instruments		$13,364			$12,379

Multi-Strategy Alternative Fund
Equity contracts	Investments, at value**	$65		Options and Swaptions written, at value	$13
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	13		Unrealized loss on forward foreign currency contracts	2
Credit contracts	Unrealized appreciation on swap contracts	14	†	Unrealized depreciation on swap contracts	75	†
Total Derivatives not accounted for as hedging instruments		$92			$90

SEI Institutional Managed Trust

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Liquid Alternative Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$194	*	Unrealized depreciation on futures contracts	$3	*
Foreign exchange contracts	Unrealized appreciation on futures contracts	46	*	Unrealized depreciation on futures contracts	5	*
Equity contracts	Unrealized appreciation on futures contracts	5	*	Unrealized depreciation on futures contracts	105	*
Total Derivatives not accounted for as hedging instruments		$245			$113

Multi-Asset Accumulation Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$434	*	Unrealized depreciation on futures contracts	$32,021	*
Equity contracts	Unrealized appreciation on futures contracts	1,006	*	Unrealized depreciation on futures contracts	24,309	*
	Unrealized appreciation on swap contracts	438	†	Unrealized depreciation on swap contracts	699	†
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	8,482		Unrealized loss on forward foreign currency contracts	2,023
Commodity contracts	Unrealized appreciation on futures contracts	4,778	*	Unrealized depreciation on future contracts	8,987	*
Total Derivatives not accounted for as hedging instruments		$15,138			$68,039

Multi-Asset Income Fund
Interest rate contracts	Unrealized appreciation on			Unrealized depreciation on
	futures contracts	$290	*	futures contracts	$4,254	*
	Unrealized appreciation on swap contracts	1,730	†	Unrealized depreciation on swap contracts	1,470	†
Equity Contracts	Investments, at value**	10		Options and Swaptions written, at value	—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	1,318		Unrealized loss on forward foreign currency contracts	917
	Investments, at value**	186		Options and Swaptions written, at value	60
Credit contracts	Unrealized appreciation on swap contracts	405	†	Unrealized depreciation on swap contracts	9	†
Total Derivatives not accounted for as hedging instruments		$3,939			$6,710

Multi-Asset Inflation Managed Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$87	*	Unrealized depreciation on futures contracts	$392	*
	Unrealized appreciation on swap contracts	2,688	†	Unrealized depreciation on swap contracts	—	†
Equity contracts	Unrealized appreciation on futures contracts	1,087	*	Unrealized depreciation on futures contracts	—	*
	Investments, at value**	17		Options and Swaptions written, at value	7
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	107		Unrealized loss on forward foreign currency contracts	—
Commodity contracts	Unrealized appreciation on futures contracts	3,731	*	Unrealized depreciation on future contracts	4,230	*
Credit contracts	Unrealized appreciation on swaps contracts	48	†	Unrealized depreciation on swaps contracts	58	†
Total Derivatives not accounted for as hedging instruments		$7,765			$4,687

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities/ Consolidated Statement of Assets and Liabilities Location	Fair Value
Multi-Asset Capital Stability Fund
Interest rate contracts	Unrealized appreciation on futures contracts	$77	*	Unrealized depreciation on futures contracts	$838	*
	Unrealized appreciation on swap contracts	—	†	Unrealized depreciation on swap contracts	447	†
Equity contracts	Unrealized appreciation on futures contracts	825	*	Unrealized depreciation on futures contracts	1,850	*
	Unrealized appreciation on swap contracts	51	†	Unrealized depreciation on swap contracts	—	†
	Investments, at value**	303		Options written, at value	123
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	3,485		Unrealized loss on forward foreign currency contracts	996
Credit contracts	Unrealized appreciation on swap contracts	14	†	Unrealized depreciation on swap contracts	19	†
Total Derivatives not accounted for as hedging instruments		$4,755			$4,273

*

Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities.

†

Includes cumulative appreciation/depreciation of swap contracts as reported in the Schedules of Investments. Market Value is reported within the Statements of Assets & Liabilities or Consolidated Statements of Assets & Liabilities for swap contracts that have paid premiums.

** Includes purchased options and/or swaptions.

The effect of derivative instruments on the Statements of Operations/Consolidated Statements of Operations for the year or period ended September 30, 2023:

Amount of realized gain or (loss) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps	Total
Large Cap Fund
Equity contracts	$—	$—	$432	$—	$—	$432
Total	$—	$—	$432	$—	$—	$432

Large Cap Value Fund
Equity contracts	$—	$—	$1,428	$—	$—	$1,428
Total	$—	$—	$1,428	$—	$—	$1,428

Large Cap Growth Fund
Equity contracts	$—	$—	$760	$—	$2,876	$3,636
Total	$—	$—	$760	$—	$2,876	$3,636

Large Cap Index Fund
Equity contracts	$—	$—	$326	$—	$—	$326
Total	$—	$—	$326	$—	$—	$326

Tax-Managed Large Cap Fund
Equity contracts	$—	$—	$1,572	$—	$—	$1,572
Total	$—	$—	$1,572	$—	$—	$1,572

S&P 500 Index Fund
Equity contracts	$—	$—	$651	$—	$—	$651
Total	$—	$—	$651	$—	$—	$651

Small Cap Fund
Equity contracts	$—	$—	$(21)	$—	$—	$(21)
Total	$—	$—	$(21)	$—	$—	$(21)

SEI Institutional Managed Trust

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Small Cap Value Fund	$		$		$		$		$		$
Equity contracts		—		—		(92)		—		—		(92)
Total		$—		$—		$(92)		$—		$—		$(92)

Small Cap Growth Fund	$		$		$		$		$		$
Equity contracts		—		—		(4)		—		—		(4)
Total		$—		$—		$(4)		$—		$—		$(4)

Tax-Managed Small/Mid Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		(25)		—		—		(25)
Total		$—		$—		$(25)		$—		$—		$(25)

Mid-Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		83		—		—		83
Total		$—		$—		$83		$—		$—		$83

U.S. Managed Volatility Fund	$		$		$		$		$		$
Equity contracts		—		—		1,314		—		—		1,314
Total		$—		$—		$1,314		$—		$—		$1,314

Global Managed Volatility Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		4,008		—		4,008
Equity contracts		—		—		1,547		—		—		1,547
Total		$—		$—		$1,547		$4,008		$—		$5,555

Tax-Managed Managed Volatility Fund	$		$		$		$		$		$
Equity contracts		—		—		1,555		—		—		1,555
Total		$—		$—		$1,555		$—		$—		$1,555

Tax-Managed International Managed Volatility Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		(211)		—		(211)
Equity contracts		—		—		602		—		—		602
Total		$—		$—		$602		$(211)		$—		$391

Core Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(37,932)		—		7,588		(30,344)
Foreign exchange contracts		(231)		138		—		(2,830)		—		(2,923)
Credit contracts		—		—		—		—		3,821		3,821
Equity contracts		(8,567)		10,713		—		—		—		2,146
Total		$(8,798)		$10,851		$(37,932)		$(2,830)		$11,409		$(27,300)

High Yield Bond Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		(57)		(57)
Foreign exchange contracts		—		—		—		24		—		24
Total		$—		$—		$—		$24		$(57)		$(33)

Dynamic Asset Allocation Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		(1,616)		(1,616)
Foreign exchange contracts		(760)		—		—		—		—		(760)
Equity contracts		(755)		282		3,458		—		(3,399)		(414)
Commodity contracts		—		—		—		—		(7,890)		(7,890)
Total		$(1,515)		$282		$3,458		$—		$(12,905)		$(10,680)

Multi-Strategy Alternative Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(91)		—		(164)		(255)
Foreign exchange contracts		—		—		—		(22)		—		(22)
Credit contracts		—		—		—		—		(530)		(530)
Equity contracts		(663)		324		(43)		—		(1,381)		(1,763)
Total		$(663)		$324		$(134)		$(22)		$(2,075)		$(2,570)

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Liquid Alternative Fund	$		$		$		$		$		$
Interest rate contracts		—		—		80		—		—		80
Foreign exchange contracts		—		—		(27)		—		—		(27)
Equity contracts		—		—		(105)		—		—		(105)
Total		$—		$—		$(52)		$—		$—		$(52)

Multi-Asset Accumulation Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(117,460)		—		(2,718)		(120,178)
Foreign exchange contracts		—		—		—		(7,679)		—		(7,679)
Equity contracts		—		—		52,123		—		1,670		53,793
Commodity contracts		—		—		3,022		—		—		3,022
Total		$—		$—		$(62,315)		$(7,679)		$(1,048)		$(71,042)

Multi-Asset Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(18,279)		—		1,540		(16,739)
Foreign exchange contracts		(489)		535		—		(1,362)		—		(1,316)
Credit contracts		—		—		—		—		(249)		(249)
Equity contracts		(549)		735		(106)		—		—		80
Total		$(1,038)		$1,270		$(18,385)		$(1,362)		$1,291		$(18,224)

Multi-Asset Inflation Managed Fund	$		$		$		$		$		$
Interest rate contracts		—		—		138		—		8,906		9,044
Foreign exchange contracts		—		—		—		(394)		—		(394)
Credit contracts		—		—		—		—		(1,018)		(1,018)
Equity contracts		(1,417)		1,357		(3,548)		—		159		(3,449)
Commodity contracts		—		—		(12,650)		—		(1,765)		(14,415)
Total		$(1,417)		$1,357		$(16,060)		$(394)		$6,282		$(10,232)

Multi-Asset Capital Stability Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(5,211)		—		(1,105)		(6,316)
Foreign exchange contracts		—		—		—		2,003		—		2,003
Credit contracts		—		—		—		—		(27)		(27)
Equity contracts		(943)		640		1,492		—		252		1,441
Total		$(943)		$640		$(3,719)		$2,003		$(880)		$(2,899)

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($ Thousands):

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Large Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		456		—		—		456
Total		$—		$—		$456		$—		$–		$456

Large Cap Value Fund	$		$		$		$		$		$
Equity contracts		—		—		599		—		—		599
Total		$—		$—		$599		$—		$–		$599

Large Cap Growth Fund	$		$		$		$		$		$
Equity contracts		—		—		450		—		(696)		(246)
Total		$—		$—		$450		$—		$(696)		$(246)

Large Cap Index Fund	$		$		$		$		$		$
Equity contracts		—		—		180		—		—		180
Total		$—		$—		$180		$—		$–		$180

SEI Institutional Managed Trust

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Tax-Managed Large Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		112		—		—		112
Total		$—		$—		$112		$—		$–		$112

S&P 500 Index Fund	$		$		$		$		$		$
Equity contracts		—		—		(418)		—		—		(418)
Total		$—		$—		$(418)		$—		$–		$(418)

Mid-Cap Fund	$		$		$		$		$		$
Equity contracts		—		—		106		—		—		106
Total		$—		$—		$106		$—		$–		$106

U.S. Managed Volatility Fund	$		$		$		$		$		$
Equity contracts		—		—		207		—		—		207
Total		$—		$—		$207		$—		$–		$207

Global Managed Volatility Fund	$		$		$		$		$		$
Foreign exchange contracts		—		—		—		(2,405)		—		(2,405)
Equity contracts		—		—		254		—		—		254
Total		$—		$—		$254		$(2,405)		$–		$(2,151)

Tax-Managed Managed Volatility Fund	$		$		$		$		$		$
Equity contracts		—		—		(1)		—		—		(1)
Total		$—		$—		$(1)		$—		$–		$(1)

Tax-Managed International Managed Volatility Fund	$		$		$		$		$		$
Equity contracts		—		—		71		—		—		71
Total		$—		$—		$71		$—		$–		$71

Core Fixed Income Fund	$		$		$		$		$		$
Interest rate contracts		1,073		1,860		12,029		—		(5,347)		9,615
Foreign exchange contracts		—		—		—		718		—		718
Credit contracts		—		—		—		—		396		396
Total		$1,073		$1,860		$12,029		$718		$(4,951)		$10,729

High Yield Bond Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		(381)		(381)
Foreign exchange contracts		—		—		—		(2)		—		(2)
Total		$—		$—		$—		$(2)		$(381)		$(383)

Dynamic Asset Allocation Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		5,752		5,752
Equity contracts		2,115		(205)		5,297		—		(9,768)		(2,561)
Commodity contracts		—		—		—		—		2,350		2,350
Total		$2,115		$(205)		$5,297		$—		$(1,666)		$5,541

Multi-Strategy Alternative Fund	$		$		$		$		$		$
Interest rate contracts		—		—		—		—		(74)		(74)
Foreign exchange contracts		—		—		—		(193)		—		(193)
Credit contracts		—		—		—		—		(217)		(217)
Equity contracts		88		336		(93)		—		800		1,131
Total		$88		$336		$(93)		$(193)		$509		$647

Liquid Alternative Fund	$		$		$		$		$		$
Interest rate contracts		—		—		191		—		—		191
Foreign exchange contracts		—		—		41		—		—		41
Equity contracts		—		—		(100)		—		—		(100)
Total		$—		$—		$132		$—		$–		$132

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions		Written Options and Swaptions		Futures		Forward Currency Contracts		Swaps		Total
Multi-Asset Accumulation Fund	$		$		$		$		$		$
Interest rate contracts		—		—		5,139		—		4,616		9,755
Foreign exchange contracts		—		—		—		(554)		—		(554)
Equity contracts		—		—		27,886		—		2,285		30,171
Commodity contracts		—		—		13,107		—		—		13,107
Total		$—		$—		$46,132		$(554)		$6,901		$52,479

Multi-Asset Income Fund	$		$		$		$		$		$
Interest rate contracts		—		—		5,530		—		(182)		5,348
Foreign exchange contracts		(305)		(1,057)		—		48		—		(1,314)
Credit contracts		(181)		(489)		—		—		604		(66)
Equity contracts		—		—		3,623		—		—		3,623
Total		$(486)		$(1,546)		$9,153		$48		$422		$7,591

Multi-Asset Inflation Managed Fund	$		$		$		$		$		$
Interest rate contracts		—		—		(1,391)		—		(6,459)		(7,850)
Foreign exchange contracts		—		—		—		162		—		162
Credit contracts		—		—		—		—		(192)		(192)
Equity contracts		(32)		32		(3,379)		—		—		(3,379)
Commodity contracts		—		—		4,073		—		2,589		6,662
Total		$(32)		$32		$(697)		$162		$(4,062)		$(4,597)

Multi-Asset Capital Stability Fund	$		$		$		$		$		$
Interest rate contracts		—		—		927		—		496		1,423
Foreign exchange contracts		—		—		—		2,344		—		2,344
Credit contracts		—		—		—		—		236		236
Equity contracts		130		47		51		—		86		314
Total		$130		$47		$978		$2,344		$818		$4,317

The following table discloses the average quarterly balances of the Funds' derivative activity during the year or period ended September 30, 2023 ($ Thousands):

	Large Cap Fund	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Index Fund	Tax-Managed Large Cap Fund
Futures Contracts:
Average Notional Balance Long	$13,151	$10,856	$8,710	$16,319	$9,487
Total Return Swaps
Average Notional Balance Long	–	–	32,487	–	–
Average Notional Balance Short	–	–	–	–	–

	S&P 500 Index Fund	Small Cap Fund	Small Cap Value Fund	Tax-Managed Small/Mid Cap Fund
Futures Contracts:
Average Notional Balance Long	$9,963	$95	$559	$131

	Mid-Cap Fund	U.S. Managed Volatility Fund	Global Managed Volatility Fund	Tax-Managed Managed Volatility Fund	Tax-Managed International Managed Volatility Fund
Futures Contracts:
Average Notional Balance Long	$522	$9,544	$9,526	$9,513	$2,102
Forward Foreign Currency Contracts:
Average Notional Balance Long	–	–	274,557	–	–
Average Notional Balance Short	–	–	275,056	–	–

SEI Institutional Managed Trust

	Core Fixed Income Fund	High Yield Bond Fund	Dynamic Asset Allocation Fund	Multi-Strategy Alternative Fund	Liquid Alternative Fund
Futures Contracts:
Average Notional Balance Long	$780,939	$–	$70,341	$73	$1,277
Average Notional Balance Short	255,886	–	–	5,634	2,565
Forward Foreign Currency Contracts:
Average Notional Balance Long	83,018	100	–	16,016	–
Average Notional Balance Short	83,579	100	–	16,054	–
Credit Default Swaps:
Average Notional Balance Buy Protection	7,466	–	–	9,736	–
Average Notional Balance Sell Protection	141,071	–	–	2,137	–
Total Return Swaps
Average Notional Balance Long	–	–	98,800	1,597	–
Average Notional Balance Short	–	–	–	2,516	–
Interest Rate Swaps
Average Notional Balance	210,511	–	953,510	1,785	–
Options/Swaptions:
Average Notional Balance Long†	960	–	1,733	388	–
Average Notional Balance Short†	1,447	–	435	20	–

	Multi-Asset Accumulation Fund	Multi-Asset Income Fund	Multi-Asset Inflation Managed Fund	Multi-Asset Capital Stability Fund
Futures Contracts:
Average Notional Balance Long	$2,852,758	$307,448	$193,114	$125,480
Average Notional Balance Short	48,479	38,008	69,923	25,562
Forward Foreign Currency Contracts:
Average Notional Balance Long	669,745	103,068	2,889	237,977
Average Notional Balance Short	670,554	102,701	2,885	236,163
Credit Default Swaps:
Average Notional Balance Buy Protection	–	–	79,469	–
Average Notional Balance Sell Protection	–	–	45,136	9,268
Total Return Swaps
Average Notional Balance Long	49,956	6,030	1,075	–
Average Notional Balance Short	14,027	50,173	4,018	–
Interest Rate Swaps
Average Notional Balance	9,268	118,051	78,732	9,199
Options/Swaptions:
Average Notional Balance Long†	–	409	217	177
Average Notional Balance Short†	–	945	196	128

† Represents cost.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities or Consolidated Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer Account Agreements and related addendums govern exchange traded derivatives transactions such as futures, options on futures, and centrally cleared swaps. Exchange traded derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is reduced as placement due to the Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. Refer to each Funds Statement of Assets and Liabilities or Consolidated Statement of Assets and Liabilities for market value, variation margin and collateral of exchange-traded or centrally cleared financial derivative instruments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

SEI Institutional Managed Trust

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of September 30, 2023 ($ Thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Global Managed Volatility Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclay Bank PLC	$1,109	$—	$—	$1,109	$154	$—	$—	$—	$154	$955	$—	$955
BNP Paribas	—	—	—	—	35	—	—	—	35	(35)	—	(35)
Brown Brothers Harriman	37	—	—	37	42	—	—	—	42	(5)	—	(5)
Standard Chartered	454	—	—	454	35	—	—	—	35	419	—	419
Westpack Banking	537	—	—	537	23	—	—	—	23	514	—	514
Total Over the Counter	$2,137	$—	$—	$2,137	$289	$—	$—	$—	$289

	Financial Derivative Assets				Financial Derivative Liabilities
Core Fixed Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
BNP Paribas	$160	$—	$—	$160	$580	$—	$—	$—	$580	$(420)	$—	$(420)
Citibank	—	—	—	—	—	—	533	—	533	(533)	—	(533)
Citigroup	43	—	—	43	—	—	—	—	—	43	—	43
Goldman Sachs	1	—	—	1	—	—	—	—	—	1	—	1
Morgan Stanley	402	—	—	402	1,258	—	—	—	1,258	(856)	—	(856)
Total Over the Counter	$606	$—	$—	$606	$1,838	$—	$533	$—	$2,371

	Financial Derivative Assets				Financial Derivative Liabilities
High Yield Bond Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclays PLC	$—	$—	$—	$—	$2	$—	$—	$—	$2	$(2)	$—	$(2)
Total Over the Counter	$—	$—	$—	$—	$2	$—	$—	$—	$2

	Financial Derivative Assets				Financial Derivative Liabilities
Dynamic Asset Allocation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Goldman Sachs	$—	$—	$—	$—	$—	$—	$7,491	$—	$7,491	$(7,491)	$7,491	$—
Total Over the Counter	$—	$—	$—	$—	$—	$—	$7,491	$—	$7,491

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Strategy Alternative Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclays PLC	$10	$—	$—	$10	$—	$—	$—	$—	$—	$10	$—	$10
BNYMellon	3	—	—	3	2	—	—	—	2	1	—	1
Total Over the Counter	$13	$—	$—	$13	$2	$—	$—	$—	$2

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$—	$—	$143	$143	$—	$—	$373	$—	$373	$(230)	$230	$—
Bank of New York	46	—	—	46	36	—	—	—	36	10	—	10
Barclays	1,459	—	—	1,459	—	—	—	—	—	1,459	—	1,459
BNP Paribas	30	—	—	30	—	—	—	—	—	30	—	30
Citibank	—	—	180	180	—	—	24	—	24	156	—	156

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Accumulation Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Citigroup	$2,813	$—	$—	$2,813	$1,009	$—	$—	$—	$1,009	$1,804	$—	$1,804
JPMorgan Chase Bank	2,537	—	115	2,652	978	—	302	—	1,280	1,372	—	1,372
State Street	1,597	—	—	1,597	—	—	—	—	—	1,597	—	1,597
Total Over the Counter	$8,482	$—	$438	$8,920	$2,023	$—	$699	$—	$2,722

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Income Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Barclays	$—	$—	$—	$—	$3	$—	$—	$—	$3	$(3)	$—	$(3)
BNP Paribas	198	—	—	198	285	—	—	—	285	(87)	60	(27)
Citigroup	116	—	—	116	18	—	—	—	18	98	(40)	58
Deutsche Bank	24	—	—	24	11	—	—	—	11	13	—	13
Goldman Sachs	26	—	—	26	—	—	—	—	—	26	—	26
JPMorgan Chase	89	—	—	89	68	—	177	—	245	(156)	—	(156)
Morgan Stanley	865	—	—	865	506	—	—	—	506	359	—	359
State Street	—	—	—	—	22	—	—	—	22	22	—	22
UBS	—	—	—	—	4	—	—	—	4	4	—	4
Total Over the Counter	$1,318	$—	$—	$1,318	$917	$—	$177	$—	$1,094

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Inflation Managed Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Chase Securities	$—	$—	$—	$—	$—	$—	$—	$126,489	$126,489	$(126,489)	$126,489	$—
Citibank	—	—	—	—	—	—	25	—	25	(25)	—	(25)
Deutsche Bank	—	—	—	—	—	—	35	—	35	(35)	—	(35)
Goldman Sachs	—	—	—	—	—	—	40	—	40	(40)	—	(40)
Morgan Stanley	107	—	—	107	—	—	—	—	—	107	—	107
Total Over the Counter	$107	$—	$—	$107	$—	$—	$100	$126,489	$126,589

	Financial Derivative Assets				Financial Derivative Liabilities
Multi-Asset Capital Stability Fund	Forward Foreign Currency Contracts	Purchased Options and Swaptions	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options and Swaptions	Swap Agreements	Reverse Repurchase Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)
Bank of America	$2,544	$—	$—	$2,544	$98	$—	$—	$—	$98	$2,446	$—	$2,446
Barclays PLC	16	—	—	16	4	—	—	—	4	12	—	12
BNP Paribas	2	—	—	2	36	—	—	—	36	(34)	—	(34)
Brown Brothers Harriman	328	—	—	328	183	—	—	—	183	145	—	145
Citigroup	11	—	—	11	—	—	—	—	—	11	—	11
Deutsche Bank	18	—	—	18	36	—	—	—	36	(18)	—	(18)
Goldman Sachs	128	—	—	128	110	—	—	—	110	18	—	18
JPMorgan Chase Bank	52	—	—	52	42	—	—	—	42	10	—	10
Merrill Lynch	126	—	—	126	139	—	—	—	139	(13)	—	(13)
Montgomery	1	—	—	1	—	—	—	—	—	1	—	1
Morgan Stanley	257	—	—	257	329	—	—	—	329	(72)	6	(66)
UBS	2	—	—	2	19	—	—	—	19	(17)	17	—
Total Over the Counter	$3,485	$—	$—	$3,485	$996	$—	$—	$—	$996

(1) Net Exposures represents the net receivable/(payable) that would be due from /to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

SEI Institutional Managed Trust

5. BASIS FOR CONSOLIDATION FOR THE DYNAMIC ASSET ALLOCATION FUND, MULTI-ASSET ACCUMULATION FUND AND MULTI-ASSET INFLATION MANAGED FUND

The Consolidated Schedules of Investments, Consolidated Statements of Assets and Liabilities, Consolidated Statements of Operations, Consolidated Statements of Changes in Net Assets, Consolidated Statement of Cash Flows, and the Consolidated Financial Highlights of the Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund and Multi-Asset Inflation Managed Fund include the accounts of their respective Subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation for the Funds. Each of the Subsidiaries has a fiscal year end of September 30th for financial statement consolidation purposes and a nonconforming tax year end of August 31.

The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (“IRC”). Each Subsidiary’s taxable income is included in the calculation of the relevant Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or carried forward to future periods.

The Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund, and Multi-Asset Inflation Managed Fund may each invest up to 25% of their total assets in its respective Subsidiary.

A summary of the Funds’ investments in the Subsidiaries are as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at September 30, 2023 ($ Thousands)	% of Total Net Assets at September 30, 2023
Dynamic Commodity Strategy Subsidiary, Ltd.	March 28, 2018	$99,121	14.6%
Accumulation Commodity Strategy Subsidiary, Ltd.	April 9, 2012	284,876	15.1%
Inflation Commodity Strategy Subsidiary Ltd.	April 9, 2012	136,473	20.1%

Gains and losses attributed to the Funds’ investments in Subsidiaries are as follows:

	Dynamic Commodity Strategy Subsidiary, Ltd. ($ Thousands)	Accumulation Commodity Strategy, Ltd. ($ Thousands)	Inflation Commodity Strategy Subsidiary, Ltd. ($ Thousands)
Net Investment Income:
Investment Income	$3,329	$13,126	$6,025
Net Realized Gain (Loss) on:
Investments	—	30	(108)
Futures Contracts	361	246	(12,650)
Swap Contracts	(12,480)	—	(1,765)
Purchased Options and Swaptions	—	—	(1,417)
Written Options and Swaptions	—	—	1,357
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	271	273
Futures Contracts	5,880	13,109	3,983
Swap Contracts	4,065	306	3,121
Purchased Options and Swaptions	—	—	(32)
Written Options and Swaptions	—	—	32
Total gains and losses attributed to the Funds' investment in Subsidiaries	$1,155	$27,088	$(1,181)

6. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, INVESTMENT SUBADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each Fund.

SEI Investments Global Funds Services (the “Administrator”) provides administrative and transfer agency services to the Funds for annual fees, based on the average daily net assets of each Fund.

SEI Investments Distribution Co. (“the Distributor”) is the Distributor of the shares of the Funds. The Funds have adopted a shareholder services plan and agreement (the “Service Plan”) with respect to Class F and Class I Shares that allows such shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such shares. The Funds have also adopted an, administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class F and Class I Shares will be paid to the Distributor, which may then be used by the Distributor to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to the Shares.

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, proxy fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds’ business) at a specified level. The voluntary waivers by the Funds’ Adviser, Administrator and/or Distributor are limited to the Funds’ direct operating expenses and, therefore, do not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses. The waivers are voluntarily and the Funds’ Adviser, Administrator and/or Distributor may discontinue all or part of any of these waivers at any time. In addition, some Funds may participate in a commission recapture program where the Funds’ trades may be executed through the Funds’ distributor, and a portion of the commissions paid on those trades are then used to pay the Funds’ expenses.

The Administrator has voluntarily agreed to waive and reduce their fee and/or reimburse certain expenses of the Conservative Income and Tax Free Conservative Funds in order to limit the one-day net income yield of the Funds to not less than 0.01% of the Funds’ average daily net assets.

SEI Institutional Managed Trust

The following is a summary of annual fees payable to the Adviser and Distributor and the voluntary expense limitations for each fund:

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Large Cap Fund
Class F	0.3900%	0.25%	—	0.89%
Class Y	0.3900%	—	—	0.64%
Large Cap Value Fund
Class F	0.3500%	0.25%	—	0.89%
Class I	0.3500%	0.25%	0.25%	1.11%
Class Y	0.3500%	—	—	0.64%
Large Cap Growth Fund
Class F	0.4000%	0.25%	—	0.89%
Class I	0.4000%	0.25%	0.25%	1.11%
Class Y	0.4000%	—	—	0.64%
Large Cap Index Fund
Class F	0.0500%	0.25%	—	0.25%
Tax-Managed Large Cap Fund
Class F	0.4000%	0.25%	—	0.89%
Class Y	0.4000%	—	—	0.64%
S&P 500 Index Fund
Class F	0.0300%	0.25%	—	0.25%
Class I	0.0300%	0.25%	0.25%	0.65%
Small Cap Fund
Class F	0.6500%	0.25%	—	1.14%
Class Y	0.6500%	—	—	0.89%
Small Cap Value Fund
Class F	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Small Cap Growth Fund
Class F	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Small/Mid Cap Fund
Class F	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.89%
Mid-Cap Fund
Class F	0.4000%	0.25%	—	0.98%
Class I	0.4000%	0.25%	0.25%	1.20%
Class Y	0.4000%	—	—	0.73%
U.S. Managed Volatility Fund
Class F	0.6500%	0.25%	—	0.90%
Class I	0.6500%	0.25%	0.25%	1.15%
Class Y	0.6500%	—	—	0.65%
Global Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.11%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.86%
Tax-Managed Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.00%
Class Y	0.6500%	—	—	0.75%

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Advisory Fees	Shareholder Servicing Fee	Administrative Servicing Fee	Voluntary Expense Limitation
Tax-Managed International Managed Volatility Fund
Class F	0.6500%	0.25%	—	1.11%
Class Y	0.6500%	—	—	0.86%
Real Estate Fund
Class F	0.6500%	0.25%	—	1.14%
Class I	0.6500%	0.25%	0.25%	1.36%
Class Y	0.6500%	—	—	0.89%
Core Fixed Income Fund
Class F	0.2750%	0.25%	—	0.66%
Class I	0.2750%	0.25%	0.25%	0.88%
Class Y	0.2750%	—	—	0.41%
High Yield Bond Fund
Class F	0.4875%	0.25%	—	0.89%
Class I	0.4875%	0.25%	0.25%	1.11%
Class Y	0.4875%	—	—	0.64%
Conservative Income Fund
Class F	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Tax-Free Conservative Income Fund
Class F	0.1000%	0.25%	—	0.30%
Class Y	0.1000%	—	—	0.20%
Real Return Fund
Class F	0.2200%	0.25%	—	0.45%
Class Y	0.2200%	—	—	0.35%
Dynamic Asset Allocation Fund
Class F	0.6000%	0.25%	—	0.75%
Class Y	0.6000%	—	—	0.50%
Multi-Strategy Alternative Fund
Class F	1.5000%	0.25%	—	1.35%
Class Y	1.5000%	—	—	1.10%
Liquid Alternative Fund
Class F	0.5000%	0.25%	—	1.05%
Class Y	0.5000%	—	—	0.80%
Multi-Asset Accumulation Fund
Class F	0.7500%	0.25%	—	1.17%
Class Y	0.7500%	—	—	0.92%
Multi-Asset Income Fund
Class F	0.6000%	0.25%	—	0.80%
Class Y	0.6000%	—	—	0.70%
Multi-Asset Inflation Managed Fund
Class F	0.5500%	0.25%	—	1.24%
Class Y	0.5500%	—	—	0.98%
Multi-Asset Capital Stability Fund
Class F	0.4000%	0.25%	—	0.62%
Class Y	0.4000%	—	—	0.52%

SEI Institutional Managed Trust

The following is a summary of annual fees payable to the Administrator:

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Large Cap Index Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Large Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Value Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Small Cap Growth Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Small/Mid Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Mid-Cap Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
U.S. Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Global Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed Managed Volatility Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Tax-Managed International Managed Volatility Fund	0.450%	0.3700%	0.2900%	0.2100%	0.130%
Real Estate Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Core Fixed Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
High Yield Bond Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Tax-Free Conservative Income Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Real Return Fund	0.200%	0.1775%	0.1550%	0.1325%	0.110%
Dynamic Asset Allocation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Strategy Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Liquid Alternative Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Accumulation Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Income Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Inflation Managed Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%
Multi-Asset Capital Stability Fund	0.300%	0.2550%	0.2100%	0.1650%	0.120%

	First $2 Billion	Next $500 Million	Next $500 Million	Over $3 Billion
S&P 500 Index Fund	0.220%	0.2100%	0.1650%	0.120%

As of September 30, 2023, SIMC has entered into investment sub-advisory agreements with the following affiliated and unaffiliated parties:

Investment Sub-Adviser

Large Cap Fund

Brandywine Global Investment Management, LLC

Ceredex Value Advisors, LLC

Coho Partners, Ltd.

Fred Alger Management, LLC

LSV Asset Management*

Mar Vista Investment Partners, LLC

Parametric Portfolio Associates LLC

Large Cap Value Fund

Brandywine Global Investment Management, LLC

Cullen Capital Management, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Large Cap Growth Fund

Fred Alger Management, LLC

Mackenzie Investment Corporation

Parametric Portfolio Associates LLC

PineStone Asset Management Inc.

Large Cap Index Fund

SSGA Funds Management, Inc.

Tax-Managed Large Cap Fund

Brandywine Global Investment Management, LLC

Coho Partners, Ltd.

Cullen Capital Management, LLC

LSV Asset Management*

Mar Vista Investment Partners, LLC

Parametric Portfolio Associates LLC

PineStone Asset Management Inc.

S&P 500 Index Fund

SSGA Funds Management, Inc.

Small Cap Fund

Copeland Capital Management, LLC

EAM Investors, LLC

Easterly Investment Partners LLC

Hillsdale Investment Management Inc.

Los Angeles Capital Management, LLC

Leeward Investments, LLC

Parametric Portfolio Associates LLC

Small Cap Value Fund

Cardinal Capital Management, LLC

Easterly Investment Partners LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

Small Cap Growth Fund

ArrowMark Colorado Holdings LLC

EAM Investors LLC

Jackson Creek Investment Advisors, LLC

Parametric Portfolio Associates LLC

Tax-Managed Small/Mid Cap Fund

Cardinal Capital Management, LLC

Easterly Investment Partners LLC

Hillsdale Investment Management Inc.

Martingale Asset Management, LP

Parametric Portfolio Associates LLC

Rice Hall James & Associates LLC

Mid-Cap Fund

Leeward Investments, LLC

Los Angeles Capital Management LLC

U.S. Managed Volatility Fund

Allspring Global Investments, LLC

LSV Asset Management*

Global Managed Volatility Fund

Acadian Asset Management LLC

Allspring Global Investments, LLC

Tax-Managed Managed Volatility Fund

Allspring Global Investments, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Tax-Managed International Managed Volatility Fund

Acadian Asset Management LLC

Allspring Global Investments, LLC

LSV Asset Management*

Parametric Portfolio Associates LLC

Real Estate Fund

CenterSquare Investment Management LLC

Core Fixed Income Fund

Allspring Global Investments, LLC

Jennison Associates LLC

MetLife Investment Management, LLC

Metropolitan West Asset Management, LLC

Western Asset Management Company, LLC

Western Asset Management Company Limited

High Yield Bond Fund

Ares Capital Management II LLC

Benefit Street Partners, LLC

Brigade Capital Management, LP

J.P. Morgan Investment Management, Inc.

T. Rowe Price Associates, Inc.

Conservative Income Fund

BlackRock Advisors, LLC

Tax-Free Conservative Income Fund

BlackRock Advisors, LLC

Dynamic Asset Allocation Fund

SSGA Funds Management, Inc.

Multi-Strategy Alternative Fund

Brigade Capital Management, LP

Global Credit Advisers, LLC

Kettle Hill Capital Management LLC

Mountaineer Partners Management, LLC

Liquid Alternative Fund

Dynamic Beta Investments, LLC

Multi-Asset Accumulation Fund

AQR Capital Management, LLC

PanAgora Asset Management Inc.

Multi-Asset Income Fund

Western Asset Management Company PTE Ltd.

Goldman Sachs Asset Management, LP

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company PTE Ltd.

Multi-Asset Inflation Managed Fund

AllianceBernstein, L.P.

Columbia Management Investments Advisers, LLC

Credit Suisse Asset Management, LLC

Franklin Advisers, Inc.

Multi-Asset Capital Stability Fund

AllianceBernstein, L.P.

Janus Henderson Investors US LLC

* Affiliated

Under the investment sub-advisory agreements, each sub-adviser receives a fee paid by SIMC.

Brokerage Commissions Paid to Affiliates — The Distribution Agreement between the Distributor and the Trust provides that the Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. SEC rules require that such commissions not exceed usual and customary commissions.

Such commissions for the year ended September 30, 2023 were as follows ($ Thousands):

Multi-Asset Income Fund	$17

Payments to/from Affiliates — Certain officers and/or trustees of the Trust are also officers and/or Directors of the Administrator, Adviser and/or Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Administrator or Distributor.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred.

LSV Asset Management (a partially owned indirect subsidiary of SEI Investment Co.) serves as the sub-adviser to the Large Cap, Large Cap Value, Tax-Managed

SEI Institutional Managed Trust

Large Cap, Small Cap Value, U.S. Managed Volatility, Tax-Managed Managed Volatility and Tax-Managed International Managed Volatility Funds. For this service LSV Asset Management is entitled to receive a fee from SIMC. Such fees for the year ended September 30, 2023 were as follows ($ Thousands):

Large Cap Fund	$287
Large Cap Value Fund	443
Tax-Managed Large Cap Fund	597
Small Cap Value Fund	764
U.S. Managed Volatility Fund	1,106
Tax-Managed Managed Volatility Fund	1,420
Tax-Managed International Managed Volatility Fund	405
$5,022

Fees Paid Indirectly — The Funds may direct certain fund trades to the Distributor who pays a portion of the Funds’ expenses. Accordingly, the expenses reduced, which were used to pay third party expenses, and the effect on the Funds’ expense ratio, as a percentage of the Funds’ average daily net assets for the year ended September 30, 2023, can be found on the Statements of Operations or Consolidated Statements of Operations and Financial Highlights or Consolidated Financial Highlights, respectively.

Investment in Affiliated Security — The Funds may invest in the SEI Daily Income Trust Government Fund, an affiliated money market fund, to manage excess cash or to serve as margin or collateral for derivative positions. Additionally, the Funds may invest the cash collateral from the securities lending program in the SEI Liquidity Fund, LP.

Each of the Large Cap Index and S&P 500 Index Funds may purchase companies with which it is affiliated to the extent these companies are represented in its benchmark index.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (“the Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds.

Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula annually reviewed by the Board. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

For the year ended September 30, 2023, the following Funds borrowed funds from the SEI Multi-Asset Accumulation Fund. The amount borrowed, interest paid on the borrowing and the corresponding interest rate were as follows ($ Thousands):

	Borrowing Date	Maturity Date	Amount Borrowed	Interest Paid	Interest Rate
Tax-Managed Managed Volatility Fund	2/27/23	2/28/23	7,400	1	5.58%

7. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows (Thousands):

For the year or period ended September 30, 2023 and the year ended September 30, 2022.

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Class F:
Shares Issued	10,569	13,469	5,852	8,091	3,175	6,420	12,282	19,892
Shares Issued in Lieu of Dividends and Distributions	11,216	15,037	4,199	2,781	2,310	3,525	953	966
Shares Redeemed	(26,399)	(25,530)	(9,890)	(12,968)	(8,031)	(7,254)	(17,602)	(19,731)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(4,614)	2,976	161	(2,096)	(2,546)	2,691	(4,367)	1,127
Class I:
Shares Issued	–	–	2	50	5	11	–	–
Shares Issued in Lieu of Dividends and Distributions	–	–	7	6	5	10	–	–
Shares Redeemed	–	–	(46)	(76)	(24)	(41)	–	–
Total Decrease in Net Assets Derived from Class I Transactions	–	–	(37)	(20)	(14)	(20)	–	–
Class Y:
Shares Issued	623	739	673	1,079	445	1,180	–	–
Shares Issued in Lieu of Dividends and Distributions	368	824	708	461	412	534	–	–

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Large Cap Fund		Large Cap Value Fund		Large Cap Growth Fund		Large Cap Index Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Redeemed	(1,052)	(3,893)	(3,739)	(1,454)	(2,692)	(658)	–	–
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(61)	(2,330)	(2,358)	86	(1,835)	1,056	–	–
Increase (Decrease) in Capital Shares	(4,675)	646	(2,234)	(2,030)	(4,395)	3,727	(4,367)	1,127

	Tax-Managed Large Cap Fund		S&P 500 Index Fund		Small Cap Fund		Small Cap Value Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Class F:
Shares Issued	5,540	8,835	1,547	1,117	4,019	5,486	1,491	2,644
Shares Issued in Lieu of Dividends and Distributions	6,077	5,061	949	710	366	8,435	754	1,051
Shares Redeemed	(20,012)	(17,878)	(1,876)	(2,205)	(8,337)	(8,476)	(2,931)	(3,264)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(8,395)	(3,982)	620	(378)	(3,952)	5,445	(686)	431
Class I:
Shares Issued	–	–	34	13	–	–	2	3
Shares Issued in Lieu of Dividends and Distributions	–	–	6	5	–	–	2	6
Shares Redeemed	–	–	(41)	(26)	–	–	(22)	(40)
Total Decrease in Net Assets Derived from Class I Transactions	–	–	(1)	(8)	–	–	(18)	(31)
Class Y:
Shares Issued	3,361	1,561	–	–	544	281	443	416
Shares Issued in Lieu of Dividends and Distributions	907	725	–	–	20	381	159	206
Shares Redeemed	(2,805)	(1,965)	–	–	(484)	(497)	(1,294)	(327)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	1,463	321	–	–	80	165	(692)	295
Increase (Decrease) in Capital Shares	(6,932)	(3,661)	619	(386)	(3,872)	5,610	(1,396)	695

	Small Cap Growth Fund		Tax-Managed Small/Mid Cap Fund		Mid-Cap Fund		U.S. Managed Volatility Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Class F:
Shares Issued	1,074	1,361	2,439	3,213	432	1,483	5,723	7,667
Shares Issued in Lieu of Dividends and Distributions	5	2,064	263	2,832	19	587	3,785	3,722
Shares Redeemed	(1,817)	(1,515)	(6,427)	(5,287)	(558)	(1,619)	(13,485)	(11,060)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(738)	1,910	(3,725)	758	(107)	451	(3,977)	329
Class I:
Shares Issued	4	7	–	–	—	4	—	—
Shares Issued in Lieu of Dividends and Distributions	—	10	–	–	—	4	4	7
Shares Redeemed	(25)	(23)	–	–	(2)	(15)	—	(49)
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	(21)	(6)	–	–	(2)	(7)	4	(42)
Class Y:
Shares Issued	245	163	946	416	36	49	2,239	1,020
Shares Issued in Lieu of Dividends and Distributions	3	234	46	381	2	25	1,003	1,083
Shares Redeemed	(332)	(174)	(782)	(501)	(20)	(30)	(2,362)	(3,172)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(84)	223	210	296	18	44	880	(1,069)
Increase (Decrease) in Capital Shares	(843)	2,127	(3,515)	1,054	(91)	488	(3,093)	(782)

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Class F:
Shares Issued	8,900	10,124	3,531	5,501	5,152	5,275	519	1,946
Shares Issued in Lieu of Dividends and Distributions	6,387	7,473	2,192	1,817	663	819	193	354
Shares Redeemed	(21,347)	(18,019)	(12,001)	(11,087)	(10,209)	(7,157)	(1,070)	(2,589)
Total Decrease in Net Assets Derived from Class F Transactions	(6,060)	(422)	(6,278)	(3,769)	(4,394)	(1,063)	(358)	(289)
Class I:

SEI Institutional Managed Trust

	Global Managed Volatility Fund		Tax-Managed Managed Volatility Fund		Tax-Managed International Managed Volatility Fund		Real Estate Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Issued	—	1	–	–	–	–	—	—
Shares Issued in Lieu of Dividends and Distributions	5	10	–	–	–	–	1	2
Shares Redeemed	—	(57)	–	–	–	–	—	(14)
Total Increase (Decrease) in Net Assets Derived from Class I Transactions	5	(46)	–	–	–	–	1	(12)
Class Y:
Shares Issued	3,619	1,682	1,953	542	2,905	699	105	156
Shares Issued in Lieu of Dividends and Distributions	942	1,131	257	185	134	150	50	71
Shares Redeemed	(3,377)	(2,639)	(936)	(721)	(2,172)	(1,109)	(198)	(248)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	1,184	174	1,274	6	867	(260)	(43)	(21)
(Decrease) in Capital Shares	(4,871)	(294)	(5,004)	(3,763)	(3,527)	(1,323)	(400)	(322)

	Core Fixed Income Fund		High Yield Bond Fund		Conservative Income Fund		Tax-Free Conservative Income Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Class F:
Shares Issued	50,948	63,452	35,058	37,354	36,541	23,483	5,213	6,639
Shares Issued in Lieu of Dividends and Distributions	10,150	7,145	28,036	12,143	1,469	150	368	58
Shares Redeemed	(76,036)	(86,282)	(57,400)	(57,435)	(26,105)	(16,099)	(6,882)	(7,364)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(14,938)	(15,685)	5,694	(7,938)	11,905	7,534	(1,301)	(667)
Class I:
Shares Issued	20	33	—	1	–	–	–	–
Shares Issued in Lieu of Dividends and Distributions	7	6	—	3	–	–	–	–
Shares Redeemed	(94)	(117)	—	(88)	–	–	–	–
Total Decrease in Net Assets Derived from Class I Transactions	(67)	(78)	—	(84)	–	–	–	–
Class Y:
Shares Issued	11,305	6,784	10,081	5,793	669	512	221	819
Shares Issued in Lieu of Dividends and Distributions	1,527	1,056	4,494	1,977	57	9	12	3
Shares Redeemed	(14,181)	(7,696)	(13,295)	(7,628)	(734)	(687)	(325)	(1,260)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(1,349)	144	1,280	142	(8)	(166)	(92)	(438)
Increase (Decrease) in Capital Shares	(16,354)	(15,619)	6,974	(7,880)	11,897	7,368	(1,393)	(1,105)

	Real Return Fund		Dynamic Asset Allocation Fund		Multi-Strategy Alternative Fund		Liquid Alternative Fund(1)
	2023	2022	2023	2022	2023	2022	2023
Class F:
Shares Issued	4,342	10,533	4,985	4,820	3,950	5,838	52
Shares Issued in Lieu of Dividends and Distributions	953	1,274	5,283	4,220	811	2,914	—
Shares Redeemed	(10,811)	(8,003)	(8,647)	(11,685)	(10,438)	(7,946)	—
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	(5,516)	3,804	1,621	(2,645)	(5,677)	806	52
Class Y:
Shares Issued	415	403	582	387	826	167	1,165
Shares Issued in Lieu of Dividends and Distributions	78	106	332	258	19	62	—
Shares Redeemed	(714)	(439)	(550)	(719)	(204)	(155)	(100)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(221)	70	364	(74)	641	74	1,065
Increase (Decrease) in Capital Shares	(5,737)	3,874	1,985	(2,719)	(5,036)	880	1,117

	Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Class F:
Shares Issued	33,098	32,374	7,513	8,691	10,150	21,495	7,872	14,438

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Multi-Asset Accumulation Fund		Multi-Asset Income Fund		Multi-Asset Inflation Managed Fund		Multi-Asset Capital Stability Fund
	2023	2022	2023	2022	2023	2022	2023	2022
Shares Issued in Lieu of Dividends and Distributions	24,357	30,363	3,561	2,441	9,499	6,439	923	1,405
Shares Redeemed	(52,994)	(42,752)	(15,391)	(15,610)	(27,459)	(27,949)	(17,617)	(16,832)
Total Increase (Decrease) in Net Assets Derived from Class F Transactions	4,461	19,985	(4,317)	(4,478)	(7,810)	(15)	(8,822)	(989)
Class Y:
Shares Issued	5,190	2,568	2,179	1,715	912	469	320	398
Shares Issued in Lieu of Dividends and Distributions	1,490	2,499	969	605	500	383	61	102
Shares Redeemed	(11,988)	(3,447)	(4,361)	(2,347)	(1,515)	(1,764)	(752)	(797)
Total Increase (Decrease) in Net Assets Derived from Class Y Transactions	(5,308)	1,620	(1,213)	(27)	(103)	(912)	(371)	(297)
Increase (Decrease) in Capital Shares	(847)	21,605	(5,530)	(4,505)	(7,913)	(927)	(9,193)	(1,286)

(1) Commenced operations on June 30, 2023.

8. INVESTMENT TRANSACTIONS

The cost of security purchases and proceeds from the sale of securities, other than temporary cash investments, during the year ended September 30, 2023, were as follows:

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Large Cap Fund
Purchases	$—	$442,674	$442,674
Sales	—	665,891	665,891
Large Cap Value Fund
Purchases	—	289,370	289,370
Sales	—	451,454	451,454
Large Cap Growth Fund
Purchases	—	905,895	905,895
Sales	—	1,217,957	1,217,957
Large Cap Index Fund
Purchases	—	71,196	71,196
Sales	—	163,604	163,604
Tax-Managed Large Cap Fund
Purchases	—	588,617	588,617
Sales	—	1,049,430	1,049,430
S&P 500 Index Fund
Purchases	—	43,639	43,639
Sales	—	81,610	81,610
Small Cap Fund
Purchases	—	573,990	573,990
Sales	—	622,866	622,866
Small Cap Value Fund
Purchases	—	141,303	141,303
Sales	—	182,944	182,944
Small Cap Growth Fund
Purchases	—	568,192	568,192
Sales	—	592,944	592,944
Tax-Managed Small/Mid Cap Fund
Purchases	—	497,963	497,963
Sales	—	581,805	581,805
Mid-Cap Fund
Purchases	—	49,489	49,489
Sales	—	50,919	50,919
U.S. Managed Volatility Fund
Purchases	—	393,782	393,782
Sales	—	516,233	516,233

	U.S. Gov't ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Global Managed Volatility Fund
Purchases	—	699,228	699,228
Sales	—	831,335	831,335
Tax-Managed Managed Volatility Fund
Purchases	—	191,886	191,886
Sales	—	344,528	344,528
Tax-Managed International Managed Volatility Fund
Purchases	—	244,346	244,346
Sales	—	290,411	290,411
Real Estate Fund
Purchases	—	39,037	39,037
Sales	—	45,240	45,240
Core Fixed Income Fund
Purchases	10,668,806	2,110,710	12,779,516
Sales	10,553,396	2,592,426	13,145,822
High Yield Bond Fund
Purchases	1,778	490,739	492,517
Sales	—	641,030	641,030
Real Return Fund
Purchases	68,132	—	68,132
Sales	134,362	—	134,362
Dynamic Asset Allocation Fund
Purchases	—	124,784	124,784
Sales	—	251,569	251,569
Multi-Strategy Alternative Fund
Purchases	4,626	1,107,712	1,112,338
Sales	4,253	1,130,267	1,134,520
Liquid Alternative Fund
Purchases	—	—	—
Sales	—	—	—
Multi-Asset Accumulation Fund
Purchases	72,610	268,632	341,242
Sales	78,840	395,120	473,960
Multi-Asset Income Fund
Purchases	617	227,671	228,288
Sales	2,164	248,376	250,540
Multi-Asset Inflation Managed Fund
Purchases	539,184	138,736	677,920
Sales	613,034	240,670	853,704
Multi-Asset Capital Stability Fund
Purchases	66,753	27,661	94,414
Sales	91,309	32,549	123,858

SEI Institutional Managed Trust

9. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of The Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (“IRS”) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be “qualifying income” for regulated investment company (“RIC”) qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The Dynamic Commodity Strategy, Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as “qualifying income”. The Treasury released a proposed regulation in October 2016 stating that income inclusion from a controlled foreign corporation is treated as dividends i.e. qualifying income only to the extent that the Funds received cash distributions from the subsidiary. The Treasury released a final regulation in March 2019 reversing its position on the proposed regulation by removing the cash distribution requirement.

The Real Estate Fund has a tax year that ends on December 31. The following tax disclosures are representative as of September 30, 2023, except for the permanent reclassification and tax character of distributions, which are as of December 31, 2022. Accordingly, the disclosures are for informational use by shareholders and are subject to change attributable to activity through the end of the tax year-ending December 31, 2023.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature.

The permanent differences are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, defaulted bond basis adjustments, reclassification of long term capital gain distributions on REIT securities, reclassification of income and expense from swap transactions, Treasury Inflation-Protected Securities and net operating losses, basis adjustments for investments in partnerships, and gains and losses on passive foreign investment companies, expiration of capital loss carryforwards, collateralized loan obligation basis adjustments, utilization of earnings and profits on shareholder redemptions, certain foreign currency related transactions, payment of excise tax, and non-taxable in-kind redemptions.

	Distributable Earnings (Loss) ($ Thousands)	Paid-in- Capital ($ Thousands)
Small Cap Fund	$(15)	$15
Small Cap Growth Fund	703	(703)
Tax-Managed Small/Mid Cap Fund	(204)	204
High Yield Bond Fund	3	(3)

The tax character of dividends and distributions paid during the fiscal years or periods ended September 30, 2023 or September 30, 2022 (unless otherwise indicated) was as follows:

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Large Cap Fund
2023	$11,904	$149,792	$—	$—	$161,696
2022	61,429	220,787	—	—	282,216
Large Cap Value Fund
2023	37,312	89,162	—	—	126,474
2022	31,326	62,850	—	—	94,176
Large Cap Growth Fund
2023	11	98,789	—	—	98,800
2022	21,472	197,320	—	—	218,792

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Large Cap Index Fund
2023	$14,021	$—	$—	$—	$14,021
2022	14,044	1,753	—	—	15,797
Tax-Managed Large Cap Fund
2023	41,176	205,202	—	—	246,378
2022	39,532	197,578	—	—	237,110
S&P 500 Index Fund
2023	11,652	66,182	—	—	77,834
2022	13,514	62,560	—	—	76,074
Small Cap Fund
2023	1,733	3,109	—	—	4,842
2022	66,921	61,560	—	—	128,481
Small Cap Value Fund
2023	4,727	16,880	—	—	21,607
2022	11,167	23,613	—	—	34,780
Small Cap Growth Fund
2023	244	—	—	—	244
2022	38,252	52,511	—	—	90,763
Tax-Managed Small/Mid Cap Fund
2023	4,609	3,364	—	—	7,973
2022	2,336	94,023	—	—	96,359
Mid-Cap Fund
2023	539	—	—	—	539
2022	8,990	9,652	—	—	18,642
U.S. Managed Volatility Fund
2023	14,759	71,871	—	—	86,630
2022	35,245	59,945	—	—	95,190
Global Managed Volatility Fund
2023	45,317	39,570	—	—	84,887
2022	18,044	96,215	—	—	114,259
Tax-Managed Managed Volatility Fund
2023	8,459	48,976	—	—	57,435
2022	9,958	39,174	—	—	49,132
Tax-Managed International Managed Volatility Fund
2023	8,956	—	—	—	8,956
2022	12,641	—	—	—	12,641
Real Estate Fund
2023	1,676	2,029	—	—	3,705
2022	4,783	3,740	—	—	8,523
Core Fixed Income Fund
2023	120,076	—	—	—	120,076
2022	93,993	—	—	—	93,993
High Yield Bond Fund
2023	181,968	—	18,207	—	200,175
2022	102,523	—	—	—	102,523
Conservative Income Fund
2023	18,676	—	—	—	18,676
2022	2,042	—	—	—	2,042
Tax-Free Conservative Income Fund
2023	—	—	—	4,638	4,638
2022	1	—	—	730	731
Real Return Fund
2023	11,708	—	—	—	11,708
2022	16,933	—	—	—	16,933

SEI Institutional Managed Trust

	Ordinary Income ($ Thousands)	Long-term Capital Gain ($ Thousands)	Return of Capital ($ Thousands)	Tax Exempt Income ($ Thousands)	Total ($ Thousands)
Dynamic Asset Allocation Fund
2023	$21,823	$62,019	$—	$—	$83,842
2022	33,460	56,160	—	—	89,620
Multi-Strategy Alternative Fund
2023	8,411	—	—	—	8,411
2022	32,564	—	—	—	32,564
Liquid Alternative Fund
2023	—	—	—	—	—
Multi-Asset Accumulation Fund
2023	190,323	—	—	—	190,323
2022	274,745	69,051	—	—	343,796
Multi-Asset Income Fund
2023	49,211	—	—	—	49,211
2022	36,039	437	—	—	36,476
Multi-Asset Inflation Managed Fund
2023	88,501	—	—	—	88,501
2022	62,112	—	—	—	62,112
Multi-Asset Capital Stability Fund
2023	12,008	—	—	—	12,008
2022	17,226	2,414	—	—	19,640

As of September 30, 2023, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Large Cap Fund	$10,385	$70,687	$—	$—	$—	$—	$511,030	$(2)	$592,100
Large Cap Value Fund	13,487	52,088	—	—	—	—	265,337	(1)	330,911
Large Cap Growth Fund	—	196,799	—	—	—	—	565,074	—	761,873
Large Cap Index Fund	3,412	—	—	(9,044)	—	—	295,307	(1)	289,674
Tax-Managed Large Cap Fund	9,506	154,945	—	—	—	—	2,490,988	5	2,655,444
S&P 500 Index Fund	2,958	27,750	—	—	—	—	609,361	(5)	640,064
Small Cap Fund	1,150	18,293	—	—	—	—	47,794	—	67,237
Small Cap Value Fund	1,557	3,605	—	—	—	—	48,796	(2)	53,956
Small Cap Growth Fund	—	—	—	(26,652)	—	(748)	19,732	3	(7,665)
Tax-Managed Small/Mid Cap Fund	968	19,944	—	—	—	—	290,998	—	311,910
Mid-Cap Fund	113	—	—	(1,806)	(1,932)	—	3,022	(3)	(606)
U.S. Managed Volatility Fund	4,755	68,958	—	—	—	—	70,531	3	144,247
Global Managed Volatility Fund	5,360	28,804	—	—	—	—	12,542	(1,826)	44,880
Tax-Managed Managed Volatility Fund	2,009	97,732	—	—	—	—	424,993	—	524,734
Tax-Managed International Managed Volatility Fund	9,859	—	—	(11,443)	(7,903)	—	48,939	(41,034)	(1,582)
Real Estate Fund	—	1,115	—	—	(137)	—	5,239	—	6,217
Core Fixed Income Fund	9,783	—	—	(315,129)	(210,458)	—	(359,608)	(16,937)	(892,349)
High Yield Bond Fund	—	—	—	(199,722)	—	—	(300,227)	(10,945)	(510,894)
Conservative Income Fund	457	—	—	—	—	—	(54)	(376)	27
Tax-Free Conservative Income Fund	—	—	103	(8)	—	—	(63)	(90)	(58)
Real Return Fund	2,095	—	—	(4,457)	(6,628)	—	(14,375)	6	(23,359)
Dynamic Asset Allocation Fund	—	59,755	—	—	(651)	(3,109)	272,870	1	328,866
Multi-Strategy Alternative Fund	10,920	—	—	(15,599)	(7,863)	—	(11,232)	(80)	(23,854)
Liquid Alternative Fund	138	50	—	—	—	—	—	—	188

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Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Undistributed Tax-Exempt Income ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post- October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Multi-Asset Accumulation Fund	$—	$—	$—	$(531,490)	$(52,568)	$—	$(346,638)	$(33,582)	$(964,278)
Multi-Asset Income Fund	6,752	—	—	(23,172)	(8,570)	—	(75,072)	(3,598)	(103,660)
Multi-Asset Inflation Managed Fund	21,450	—	—	(74,743)	(28,636)	—	(98,075)	(202)	(180,206)
Multi-Asset Capital Stability Fund	14,905	—	—	(23,167)	—	—	7,615	(323)	(970)

Post October losses represent losses realized on investment transactions from November 1, 2022 through September 30, 2023, that, in accordance with Federal income tax regulations, the Funds may defer and treat as having arisen in the following fiscal year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2023 through September 30, 2023, and specified losses realized on investment transactions from November 1, 2022 through September 30, 2023, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term Loss ($ Thousands)	Long-Term Loss ($ Thousands)	Total ($ Thousands)
Large Cap Index Fund	$5,093	$3,951	$9,044
Small Cap Growth Fund	26,652	–	26,652
Mid-Cap Fund	1,806	–	1,806
Tax-Managed International Managed Volatility Fund	11,443	–	11,443
Core Fixed Income Fund	173,895	141,234	315,129
High Yield Bond Fund	23,579	176,143	199,722
Tax-Free Conservative Income Fund	8	–	8
Real Return Fund	2,265	2,192	4,457
Multi-Strategy Alternative Fund	14,019	1,580	15,599
Multi-Asset Accumulation Fund	310,229	221,261	531,490
Multi-Asset Income Fund	17,420	5,752	23,172
Multi-Asset Inflation Managed Fund	67,100	7,643	74,743
Multi-Asset Capital Stability Fund	11,487	11,680	23,167

For Federal income tax purposes, the cost of investments owned at September 30, 2023, and the net realized gains or losses on investments sold for the period, were different from amounts reported for financial reporting purposes primarily due to investments in partnerships that captures losses from other securities, and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at September 30, 2023, were as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Large Cap Fund	$1,105,578	$579,819	$(68,789)	$511,030
Large Cap Value Fund	969,091	348,613	(83,276)	265,337
Large Cap Growth Fund	773,125	585,100	(20,026)	565,074
Large Cap Index Fund	713,043	359,186	(63,879)	295,307
Tax-Managed Large Cap Fund	1,299,257	2,511,904	(20,916)	2,490,988
S&P 500 Index Fund	255,601	623,318	(13,957)	609,361
Small Cap Fund	471,987	82,405	(34,611)	47,794
Small Cap Value Fund	295,512	82,594	(33,798)	48,796
Small Cap Growth Fund	290,833	48,182	(28,450)	19,732
Tax-Managed Small/Mid Cap Fund	481,843	300,215	(9,217)	290,998
Mid-Cap Fund	71,243	8,254	(5,232)	3,022
U.S. Managed Volatility Fund	674,838	117,458	(46,927)	70,531
Global Managed Volatility Fund	763,884	57,584	(45,042)	12,542
Tax-Managed Managed Volatility Fund	381,645	428,491	(3,498)	424,993
Tax-Managed International Managed Volatility Fund	255,445	55,235	(6,296)	48,939
Real Estate Fund	62,877	12,021	(6,782)	5,239
Core Fixed Income Fund	4,267,642	5,516	(365,124)	(359,608)
High Yield Bond Fund	1,516,211	101,824	(402,051)	(300,227)
Conservative Income Fund	477,520	51	(105)	(54)
Tax-Free Conservative Income Fund	167,253	—	(63)	(63)
Real Return Fund	211,803	—	(14,375)	(14,375)
Dynamic Asset Allocation Fund	265,981	306,307	(33,437)	272,870
Multi-Strategy Alternative Fund	366,191	7,152	(18,384)	(11,232)
Liquid Alternative Fund	—	—	—	—
Multi-Asset Accumulation Fund	1,419,828	13,214	(359,852)	(346,638)
Multi-Asset Income Fund	709,039	8,755	(83,827)	(75,072)
Multi-Asset Inflation Managed Fund	738,063	87,482	(185,557)	(98,075)
Multi-Asset Capital Stability Fund	520,802	11,909	(4,294)	7,615

SEI Institutional Managed Trust

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of September 30, 2023, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

10. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, Management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its investment strategy a Fund may have one or more of the following principle risks. A more complete description of principal risks is included in each Fund's prospectus under the heading "Principal Risks."

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or a reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade ( junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Call Risk — Issuers of callable bonds may call (redeem) securities with higher coupons or interest rates before their maturity dates. The Fund may be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Bonds may be called due to falling interest rates or non-economical circumstances.

Collateralized Debt Obligations (CDOs) and Collateralized Loan Obligations (CLOs) Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease in market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. For example, a liquidity crisis in the global credit markets could cause substantial fluctuations in prices for leveraged loans and high-yield debt securities and limited liquidity for such instruments. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its ownoperations, it may bear a pro rata portion of the CDO’s or CLO’s expenses.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and

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Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer’s financial structure or the performance of unrelated businesses.

Concentration Risk — A downturn in the financial services industry would impact the Fund more than a portfolio that does not concentrate in securities issued by companies in the financial services industry.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund’s investments in securities denominated in foreign currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments.

Derivatives Risk — The Fund’s use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also

SEI Institutional Managed Trust

increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund’s judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company’s securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company’s security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer.

There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or the ETN may be delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Financial Services Industry Risk — The Conservative Income Fund’s portfolio is concentrated in investments in securities issued by companies in the financial services industry. The financial services industry is subject to extensive government regulation. Profitability is largely dependent on the availability and cost of capital, and can fluctuate significantly when interest rates change. Financial services companies are highly dependent on short-term interest rates and typically will be adversely affected by economic downturns or changes in banking regulations.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries. Investments in emerging markets are subject to the added risk that information in emerging market investments may be unreliable or outdated due to differences in regulatory, accounting or auditing and financial record keeping standards, or because less information about emerging market investments is publicly available. In addition, the rights and remedies associated with emerging market investments may be different than investments in developed markets. A lack of reliable information, rights and remedies increase the risks of investing in emerging markets in comparison to more developed markets. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the

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Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — An investment in the Fund is subject to income risk, which is the possibility that the Fund’s yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — A Subsidiary is not registered under the Investment Company Act of 1940 (the 1940 Act) and, unless otherwise noted, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in a Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and a Subsidiary, respectively, are organized, could result in the inability of the Fund and/or a Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk — The Fund’s use of derivatives may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund’s use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Equity markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health

SEI Institutional Managed Trust

risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Master Limited Partnership (MLP) Risk — Investments in units of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be a reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund’s shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income allocated by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in “Taxes” below.

Mortgage Dollar Rolls Risk — Mortgage dollar rolls are transactions in which the Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase substantially similar, but not identical, securities on a specified future date. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer term

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Continued)

September 30, 2023

securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations. Municipal obligations may be underwritten or guaranteed by a relatively small number of financial services firms, so changes in the municipal securities market that affect those firms may decrease the availability of municipal instruments in the market, thereby making it difficult for the Sub-Adviser to identify and obtain appropriate investments for the Fund’s portfolio. Also, there may be economic or political changes that impact the ability of issuers of municipal securities to repay principal and to make interest payments on securities owned by the Fund. Any changes in the financial condition of municipal issuers may also adversely affect the value of the Fund’s securities.

Non-Diversified Risk — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, these Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Funds intend to satisfy the asset diversification requirements under the Code for classification as a RIC.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated

interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund’s investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Real Estate Investment Trusts (REITs) Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the

SEI Institutional Managed Trust

Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund’s share price. In addition, shorting a future contract may require posting only a margin that may amount to less than the notional exposure of the contract. Such a practice may exacerbate the loss in a case of adverse price action.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in a Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions. The Fund intends to hold certain commodity-related investments indirectly through a Subsidiary. The Fund believes that income from the Subsidiary will be qualifying income because it expects that the Subsidiary will make annual distributions of its earnings and profits. The Fund intends to secure an opinion of counsel based on customary representations that actual distributions made to the Fund from its Subsidiary should be treated as “qualifying income.” If the Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Failure to comply with the requirements for qualification as a RIC would have significant negative tax consequences to Fund shareholders.

Taxation Risk — The Fund is managed to seek to minimize tax consequences to shareholders, but there is no guarantee that the Fund will be able to operate without incurring taxable income and gains to shareholders.

Tracking Error Risk — The risk that the Fund’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Fund’s investments and the index’s components and other factors.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s current prospectus for additional disclosures regarding the principal risks associated with investing in a Fund.

11. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of September 30, 2023, SPTC held of record the following percentage of outstanding shares of each Fund:

Fund	% Held
Large Cap Fund
Class F	97%
Class Y	38
Large Cap Value Fund
Class F	92%
Class I	–

SEI Institutional Managed Trust

Notes to Financial Statements/ Notes to Consolidated Financial Statements (Concluded)

September 30, 2023

Fund	% Held
Class Y	98
Large Cap Growth Fund
Class F	90%
Class I	–
Class Y	97
Large Cap Index Fund
Class F	99%
Tax-Managed Large Cap Fund
Class F	82%
Class Y	54
S&P 500 Index Fund
Class F	46%
Class I	17
Small Cap Fund
Class F	98%
Class Y	35
Small Cap Value Fund
Class F	93%
Class I	–
Class Y	98
Small Cap Growth Fund
Class F	92%
Class I	–
Class Y	97
Tax-Managed Small/Mid Cap Fund
Class F	90%
Class Y	57
Mid-Cap Fund
Class F	94%
Class I	–
Class Y	17
U.S. Managed Volatility Fund
Class F	93%
Class I	–
Class Y	52
Global Managed Volatility Fund
Class F	95%
Class I	–
Class Y	54
Tax-Managed Managed Volatility Fund
Class F	85%
Class Y	71
Tax-Managed International Managed Volatility Fund
Class F	96%
Class Y	91
Real Estate Fund
Class F	95%
Class I	–
Class Y	57
Core Fixed Income Fund
Class F	97%
Class I	15

Fund	% Held
Class Y	58
High Yield Bond Fund
Class F	97%
Class I	–
Class Y	67
Conservative Income Fund
Class F	99%
Class Y	39
Tax-Free Conservative Income Fund
Class F	98%
Class Y	70
Real Return Fund
Class F	98%
Class Y	41
Dynamic Asset Allocation Fund
Class F	97%
Class Y	19
Multi-Strategy Alternative Fund
Class F	98%
Class Y	85
Liquid Alternative Fund
Class F	100%
Class Y	–
Multi-Asset Accumulation Fund
Class F	98%
Class Y	53
Multi-Asset Income Fund
Class F	97%
Class Y	65
Multi-Asset Inflation Managed Fund
Class F	98%
Class Y	31
Multi-Asset Capital Stability Fund
Class F	98%
Class Y	28

SPTC is not a direct service provider to the SEI Funds. However, SPTC performs a role in the comprehensive investment solution that SEI provides to investors. SPTC holds shares in the Funds as custodian for shareholders that are clients of independent registered investment advisers, financial planners, bank trust departments and other financial advisers. SPTC maintains omnibus accounts at the Fund’s transfer agent.

12. SECURITIES LENDING

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, sub-adviser or their affiliates unless it

SEI Institutional Managed Trust

has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities. Collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral between 102% and 105% of the market value of borrowed securities for domestic and foreign securities, respectively. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or restricted from recovering the loomed securities or disposing of the collateral for the loan, which could give rise to loss because at adverse market actions expenses and/ or delays in connection with the disposition of the underlying securities.

Cash collateral received in connection with securities lending is invested in eligible securities by the lending agent. These investments may include the SEI Liquidity Fund LP (“Liquidity Fund”), and the Fund bears its pro rata portion of the Liquidity Fund’s expenses and is subject to the risk of loss in the underlying investments of the Liquidity Fund. There is no guarantee that these investments will not lose value.

The following is a summary of securities lending agreements held by certain Funds which would be subject to offset as of September 30, 2023 ($ Thousands):

	Securities Loaned at Value	Cash Collateral Received (1)	Net Amount
Large Cap Index Fund	$549	$549	$–
Tax-Managed Large Cap Fund	3,399	3,399	–
Small Cap Fund	377	377	–
Small Cap Value Fund	1,651	1,651	–
Small Cap Growth Fund	2,342	2,342	–
U.S. Managed Volatility Fund	2,715	2,715	–
Global Managed Volatility Fund	4,701	4,701	–
Tax-Managed Managed Volatility Fund	2,964	2,964	–
Tax-Managed International Managed Volatility Fund	2,460	2,460	–
Core Fixed Income Fund	52,367	52,367	–

(1) Excess collateral received in connection with the above securities lending transactions is not shown for financial reporting purposes. See each Fund’s Schedule of Investments for the total collateral received.

13. REGULATORY MATTERS

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing of 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

14. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of September 30, 2023.

SEI Institutional Managed Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees SEI Institutional Managed Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Large Cap Fund, Large Cap Value Fund, Large Cap Growth Fund, Large Cap Index Fund, Tax-Managed Large Cap Fund, S&P 500 Index Fund, Small Cap Fund, Small Cap Value Fund, Small Cap Growth Fund, Tax- Managed Small/Mid Cap Fund, Mid-Cap Fund, U.S. Managed Volatility Fund, Global Managed Volatility Fund, Tax-Managed Managed Volatility Fund, Tax-Managed International Managed Volatility Fund, Real Estate Fund, Core Fixed Income Fund, High Yield Bond Fund, Conservative Income Fund, Tax-Free Conservative Income Fund, Real Return Fund, Multi-Strategy Alternative Fund, Liquid Alternative Fund (commencement of operations June 30, 2023), Multi-Asset Income Fund, and Multi-Asset Capital Stability Fund (twenty-five of the twenty-eight funds comprising the SEI Institutional Managed Trust (the Trust)), including the schedules of investments, as of September 30, 2023, the related statements of operations for the year then ended, except for the Liquid Alternative Fund for which the date is the period from June 30, 2023 to September 30, 2023, the statements of changes in net assets for each of the years in the two-year period then ended, except for the Liquid Alternative Fund for which the date is the period from June 30, 2023 to September 30, 2023, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. We have also audited the accompanying consolidated statements of assets and liabilities of the Dynamic Asset Allocation Fund, Multi-Asset Accumulation Fund, and Multi-Asset Inflation Managed Fund (three of the twenty-eight funds comprising the Trust) (the twenty-eight funds collectively, the Funds), including the consolidated schedules of investments, as of September 30, 2023, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended for the Multi-Asset Inflation Managed Fund, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds as of September 30, 2023, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, the consolidated cash flows of the Multi-Asset Inflation Managed Fund for the year then ended, and the financial highlights and consolidated financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and consolidated financial statements and financial highlights and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

SEI Institutional Managed Trust

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2023, by correspondence with the custodians, transfer agent, agent banks, and brokers or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and consolidated financial statements and financial highlights and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

November 28, 2023

SEI Institutional Managed Trust

Trustees and Officers of the Trust (Unaudited)

The following chart lists Trustees and Officers as of September 30, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	Chairman of the Board of Trustees*	since 1989	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	97

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors' Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran[4] One Freedom Valley Drive Oaks, PA 19456 83 yrs. old	Trustee*	since 1986	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003). Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	97

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Managed Trust

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 66 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	97

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	97

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2016	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	97

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	97

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	97

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2021	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	91

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Managed Trust

Trustees and Officers of the Trust (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 77 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 49 yrs. old	Controller and Chief Financial Officer	since 2023

Controller and Chief Financial Officer of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds since August 2023. Assistant Controller of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust from 2017 to 2023. Assistant Controller of SEI Exchange Traded Funds from 2022 to 2023. Senior Manager, Funds Accounting, SEI Investments Global Funds Services from 2005-2023.

				N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President and Secretary	since 2002

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 47 yrs. old	Vice President and Assistant Secretary	since 2009

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. Old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 55 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

SEI Institutional Managed Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Institutional Managed Trust

Disclosure of Fund Expenses (Unaudited)

September 30, 2023

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on this page illustrates your fund’s costs in two ways:

●    Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

●    Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,023.30	0.89%	$4.51
Class Y Shares	1,000.00	1,025.30	0.64	3.25
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.85	0.64	3.25
Large Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$993.20	0.89%	$4.45
Class I Shares	1,000.00	991.90	1.11	5.54
Class Y Shares	1,000.00	994.40	0.64	3.20
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.52	1.11	5.62
Class Y Shares	1,000.00	1,021.86	0.64	3.24

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Large Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,093.60	0.89%	$4.67
Class I Shares	1,000.00	1,092.50	1.11	5.81
Class Y Shares	1,000.00	1,095.10	0.64	3.36
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.52	1.11	5.61
Class Y Shares	1,000.00	1,021.86	0.64	3.25
Large Cap Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,050.80	0.25%	$1.29
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.82	0.25%	$1.27

SEI Institutional Managed Trust

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Tax-Managed Large Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,019.10	0.89%	$4.50
Class Y Shares	1,000.00	1,020.30	0.64	3.24
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class Y Shares	1,000.00	1,021.86	0.64	3.24
S&P 500 Index Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,050.60	0.25%	$1.29
Class I Shares	1,000.00	1,048.50	0.65	3.34
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.81	0.25%	$1.27
Class I Shares	1,000.00	1,021.82	0.65	3.29
Small Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,008.00	1.14%	$5.74
Class Y Shares	1,000.00	1,010.00	0.89	4.48
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Value Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,025.20	1.14%	$5.79
Class I Shares	1,000.00	1,023.30	1.36	6.90
Class Y Shares	1,000.00	1,026.00	0.89	4.52
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.61	0.89	4.51
Small Cap Growth Fund
Actual Fund Return
Class F Shares	$1,000.00	$980.40	1.11%	$5.51
Class I Shares	1,000.00	979.20	1.35	6.72
Class Y Shares	1,000.00	981.80	0.86	4.27
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.28	1.35	6.85
Class Y Shares	1,000.00	1,020.76	0.86	4.35
Tax-Managed Small/Mid Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$995.70	1.11%	$5.55
Class Y Shares	1,000.00	996.80	0.89	4.46
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.61	0.89	4.51

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Mid-Cap Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,000.30	0.98%	$4.91
Class I Shares	1,000.00	999.10	1.20	6.01
Class Y Shares	1,000.00	1,001.50	0.73	3.66
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.16	0.98%	$4.96
Class I Shares	1,000.00	1,019.05	1.20	6.07
Class Y Shares	1,000.00	1,021.41	0.73	3.70
U.S. Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$977.50	0.90%	$4.46
Class I Shares	1,000.00	976.20	1.15	5.70
Class Y Shares	1,000.00	978.70	0.65	3.22
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.56	0.90%	$4.56
Class I Shares	1,000.00	1,019.30	1.15	5.82
Class Y Shares	1,000.00	1,021.81	0.65	3.29
Global Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$993.80	1.11%	$5.55
Class I Shares	1,000.00	993.70	1.36	6.78
Class Y Shares	1,000.00	995.90	0.86	4.30
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class I Shares	1,000.00	1,018.26	1.36	6.87
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Tax-Managed Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$997.50	1.00%	$5.01
Class Y Shares	1,000.00	998.30	0.75	3.76
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.06	1.00%	$5.06
Class Y Shares	1,000.00	1,021.31	0.75	3.80
Tax-Managed International Managed Volatility Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,002.90	1.11%	$5.57
Class Y Shares	1,000.00	1,003.90	0.86	4.32
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.50	1.11%	$5.62
Class Y Shares	1,000.00	1,020.76	0.86	4.36
Real Estate Fund
Actual Fund Return
Class F Shares	$1,000.00	$966.30	1.14%	$5.62
Class I Shares	1,000.00	965.70	1.36	6.70
Class Y Shares	1,000.00	967.70	0.89	4.39
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.35	1.14%	$5.77
Class I Shares	1,000.00	1,018.25	1.36	6.88
Class Y Shares	1,000.00	1,020.61	0.89	4.51

SEI Institutional Managed Trust

Disclosure of Fund Expenses (Unaudited) (Concluded)

September 30, 2023

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Core Fixed Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$954.70	0.66%	$3.23
Class I Shares	1,000.00	953.60	0.88	4.31
Class Y Shares	1,000.00	956.00	0.41	2.02
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.76	0.66%	$3.35
Class I Shares	1,000.00	1,020.66	0.88	4.46
Class Y Shares	1,000.00	1,023.00	0.41	2.09
High Yield Bond Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,035.00	0.89%	$4.54
Class I Shares	1,000.00	1,033.60	1.04	5.29
Class Y Shares	1,000.00	1,036.30	0.64	3.27
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,020.61	0.89%	$4.51
Class I Shares	1,000.00	1,019.86	1.04	5.26
Class Y Shares	1,000.00	1,021.86	0.64	3.25
Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,025.50	0.30%	$1.52
Class Y Shares	1,000.00	1,026.20	0.20	1.02
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01
Tax-Free Conservative Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,015.70	0.30%	$1.52
Class Y Shares	1,000.00	1,015.20	0.20	1.01
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,023.56	0.30%	$1.52
Class Y Shares	1,000.00	1,024.07	0.20	1.01
Real Return Fund
Actual Fund Return
Class F Shares	$1,000.00	$990.90	0.45%	$2.25
Class Y Shares	1,000.00	991.50	0.35	1.75
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,022.81	0.45%	$2.28
Class Y Shares	1,000.00	1,023.31	0.35	1.78

	Beginning Account Value 4/1/23	Ending Account Value 9/30/23	Annualized Expense Ratios	Expenses Paid During Period *
Dynamic Asset Allocation Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,037.70	0.75%	$3.83
Class Y Shares	1,000.00	1,038.40	0.50	2.55
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.31	0.75%	$3.80
Class Y Shares	1,000.00	1,022.56	0.50	2.54
Multi-Strategy Alternative Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,016.30	1.28%	$6.47
Class Y Shares	1,000.00	1,018.50	1.04	5.26
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,018.65	1.28%	$6.48
Class Y Shares	1,000.00	1,019.85	1.04	5.27
Liquid Alternative Fund[1]
Actual Fund Return
Class F Shares	$1,000.00	$1,016.00	1.04%	$2.62	[1]
Class Y Shares	1,000.00	1,016.00	0.80	2.02	[1]
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.85	1.04%	$5.27
Class Y Shares	1,000.00	1,021.05	0.80	4.06
Multi-Asset Accumulation Fund
Actual Fund Return
Class F Shares	$1,000.00	$954.20	1.17%	$5.73
Class Y Shares	1,000.00	954.60	0.92	4.51
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,019.20	1.17%	$5.92
Class Y Shares	1,000.00	1,020.46	0.92	4.66
Multi-Asset Income Fund
Actual Fund Return
Class F Shares	$1,000.00	$999.30	0.80%	$4.01
Class Y Shares	1,000.00	999.80	0.70	3.51
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.06	0.80%	$4.05
Class Y Shares	1,000.00	1,021.56	0.70	3.55
Multi-Asset Inflation Managed Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,001.30	1.96%	$9.83
Class Y Shares	1,000.00	1,002.50	1.71	8.58
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,015.24	1.96%	$9.90
Class Y Shares	1,000.00	1,016.50	1.71	8.64
Multi-Asset Capital Stability Fund
Actual Fund Return
Class F Shares	$1,000.00	$1,012.10	0.62%	$3.13
Class Y Shares	1,000.00	1,013.10	0.52	2.62
Hypothetical 5% Return
Class F Shares	$1,000.00	$1,021.96	0.62%	$3.14
Class Y Shares	1,000.00	1,022.46	0.52	2.64

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

(1) Commenced operations on June 30, 2023. Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 92/365 (to reflect since inception).

SEI Institutional Managed Trust

Review of the Liquidity Risk Management Program (Unaudited)

September 30, 2023

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 20-22, 2023, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period. The SIMC Liquidity Risk Oversight Committee noted that additional monitoring processes have been implemented.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Institutional Managed Trust

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited)

SEI Institutional Managed Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve or renew an Investment Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust or any proposed new Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve or renew the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for the Funds. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on December 5-7, 2022, January 25, 2023, March 20-22, 2023, June 12-14, 2023 and September 11-13, 2023. Additionally, at the March 20-22, 2023 meeting, the Board approved an amended fee schedule to the Advisory Agreement and a new Sub-Advisory Agreement for a new series of the Trust, the Liquid Alternative Fund. In each case, the Board’s approval or renewal was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings, as applicable.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges or proposes to charge the Funds and the level of the sub-advisory fees that SIMC pays or proposes to pay the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged or proposed to be charged by SIMC and the Funds’ overall or estimated fees and

SEI Institutional Managed Trust

operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal or approval of the Investment Advisory Agreements (the “Broadridge Report”); (vii) the level or estimated level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ (with the exception of the Liquid Alternative Fund) performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided or proposed to be provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated or proposed to be dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by or proposed to be provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated or proposed to be dedicated to the Funds were sufficient to support the approval or renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided or proposed to be provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ (with the exception of the Liquid Alternative Fund) performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support the approval or renewal of the Sub-Advisory Agreement.

With respect to the Liquid Alternative Fund, because the Fund was new and had not commenced operations, it did not yet have an investment performance record to evaluate when approving the Advisory Agreement and Sub-Advisory Agreement, though the Board noted that SIMC has operated a substantially identical public fund in the European and Asian markets since 2015.

Fees. With respect to the Funds’ expenses or estimated expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses (with the exception of the Liquid Alternative Fund), the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including, solely with respect to the Multi-Strategy Alternative Fund, underlying fund expenses) for the Funds and a universe of comparable funds. With respect to the Liquid Alternative Fund, the Trustees also considered a Broadridge Report, which included various metrics related to the estimated fund expenses, including, but not limited to the proposed contractual management fee as compared to a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that the fees or estimated fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any

SEI Institutional Managed Trust

Board of Trustees Considerations in Approving the Advisory and Sub-Advisory Agreements (Unaudited) (Concluded)

applicable cap and concluded that SIMC, through waivers, has maintained or would maintain the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned or estimated to be earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized or would realize other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid or estimated to be paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated or would be compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects or would reflect an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses or estimated expenses of the Funds are reasonable and supported the approval or renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized or might realize other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing or estimated to flow to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels or estimated levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects or would reflect an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid or proposed to be paid to the Sub-Adviser have or would have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability or estimated profitability of each of SIMC and the Sub-Advisers is reasonable and supported the approval or renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized (or, in the case of the Liquid Alternative Fund, could be realized) by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along (or, in the case of the Liquid Alternative Fund, could be passed along) to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Institutional Managed Trust

Notice to Shareholders (Unaudited)

%For shareholders who do not have a September 30, 2023, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2023, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended September 30, 2023, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital (Tax Basis)	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Tax-Exempt Income Distribution (Tax Basis)	Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)
Large Cap Fund	0.00%	92.64%	7.36%	0.00%	100.00%	100.00%
Large Cap Value Fund	0.00%	70.50%	29.50%	0.00%	100.00%	80.90%
Large Cap Growth Fund	0.00%	99.99%	0.01%	0.00%	100.00%	100.00%
Large Cap Index Fund	0.00%	0.00%	100.00%	0.00%	100.00%	75.94%
Tax-Managed Large Cap Fund	0.00%	83.29%	16.71%	0.00%	100.00%	100.00%
S&P 500 Index Fund	0.00%	85.03%	14.97%	0.00%	100.00%	100.00%
Small Cap Fund	0.00%	64.20%	35.80%	0.00%	100.00%	100.00%
Small Cap Value Fund	0.00%	78.12%	21.88%	0.00%	100.00%	84.37%
Small Cap Growth Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
Tax-Managed Small/Mid Cap Fund	0.00%	42.19%	57.81%	0.00%	100.00%	100.00%
Mid-Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%
U.S. Managed Volatility Fund	0.00%	82.96%	17.04%	0.00%	100.00%	100.00%
Global Managed Volatility Fund	0.00%	46.61%	53.39%	0.00%	100.00%	29.76%
Tax-Managed Managed Volatility Fund	0.00%	85.27%	14.73%	0.00%	100.00%	100.00%
Tax-Managed International Managed Volatility Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Real Estate Fund *	0.00%	55.24%	44.76%	0.00%	100.00%	0.00%
Core Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
High Yield Bond Fund	10.15%	0.00%	89.85%	0.00%	100.00%	0.00%
Conservative Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%
Real Return Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	0.00%	73.97%	26.03%	0.00%	100.00%	52.58%
Multi-Strategy Alternative Fund	0.00%	0.00%	100.00%	0.00%	100.00%	2.60%
Liquid Alternative Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Asset Accumulation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.92%
Multi-Asset Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	1.63%
Multi-Asset Inflation Managed Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%
Multi-Asset Capital Stability Fund	0.00%	0.00%	100.00%	0.00%	100.00%	4.74%

SEI Institutional Managed Trust

Notice to Shareholders (Unaudited) (Concluded)

	(F) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)
Large Cap Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Large Cap Value Fund	100.00%	0.00%	0.03%	100.00%	0.00%
Large Cap Growth Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Large Cap Index Fund	93.15%	0.00%	0.12%	0.00%	5.31%
Tax-Managed Large Cap Fund	73.61%	0.00%	0.00%	0.00%	2.29%
S&P 500 Index Fund	75.21%	0.00%	0.00%	0.00%	4.27%
Small Cap Fund	40.80%	0.00%	0.00%	0.00%	5.14%
Small Cap Value Fund	90.41%	0.00%	0.00%	0.00%	16.82%
Small Cap Growth Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Small/Mid Cap Fund	77.78%	0.00%	0.00%	0.00%	12.49%
Mid-Cap Fund	100.00%	0.00%	0.00%	0.00%	0.00%
U.S. Managed Volatility Fund	100.00%	0.00%	0.00%	100.00%	0.00%
Global Managed Volatility Fund	57.52%	0.00%	0.00%	0.00%	0.00%
Tax-Managed Managed Volatility Fund	100.00%	0.00%	0.00%	0.00%	0.00%
Tax-Managed International Managed Volatility Fund	12.94%	0.00%	0.00%	0.00%	0.00%
Real Estate Fund *	0.00%	0.00%	0.00%	100.00%	63.05%
Core Fixed Income Fund	0.00%	21.68%	0.00%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	78.87%	0.00%	0.00%
Conservative Income Fund	0.00%	1.08%	99.81%	100.00%	0.00%
Tax-Free Conservative Income Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Real Return Fund	0.00%	0.00%	0.00%	100.00%	0.00%
Dynamic Asset Allocation Fund	54.35%	0.00%	0.00%	100.00%	1.40%
Multi-Strategy Alternative Fund	2.74%	3.51%	56.57%	0.00%	0.32%
Liquid Alternative Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Multi-Asset Accumulation Fund`	3.20%	15.42%	40.14%	0.00%	0.02%
Multi-Asset Income Fund	1.69%	0.00%	20.17%	0.00%	0.00%
Multi-Asset Inflation Managed Fund	5.29%	0.00%	36.61%	0.00%	0.48%
Multi-Asset Capital Stability Fund	7.16%	31.20%	70.82%	0.00%	0.16%

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended September 30, 2023, the amount of foreign source income and foreign tax credit are as follows ($ Thousands):

Fund	Foreign Source Income	Foreign Tax Credit Pass Through
Tax-Managed International Managed Volatility Fund	10,219	1,149

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of each of the aforementioned funds to designate the maximum amount permitted by the law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the SEI Institutional Trust, who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

SEI Institutional Managed Trust

(4) The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage in this column represents the amount of ordinary dividend income that qualified for 20% Business Income Deduction.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C), (D) and (E) are based on the percentage of ordinary income distributions of each Fund.

Item (F) is based on the percentage of gross income of each Fund.

* Data as of December 31, 2022.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Institutional Managed Trust

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SEI Institutional Managed Trust / Annual Report / September 30, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Glenn R. Kurdziel

Controller and Chief Financial Officer

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Katherine Mason

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-F-087 (9/23)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2023 and 2022 as follows:

		Fiscal Year 2023			Fiscal Year 2022
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$1,090,060	$0	N/A	$1,035,060	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$354,196	$0	$0	$332,500	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2023	Fiscal 2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

 (f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2023 and 2022 were $354,196 and $332,500, respectively. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Institutional Managed Trust

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: December 8, 2023

By	/s/ Glenn Kurdziel
Glenn Kurdziel
Controller & CFO

Date: December 8, 2023